UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07988

LORD ABBETT INVESTMENT TRUST

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, New Jersey 07302-3973

(Address of principal executive offices) (Zip code)

Lawrence B. Stoller, Esq.
Vice President, Secretary, and Chief Legal Officer

90 Hudson Street, Jersey City, New Jersey 07302-3973

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 11/30

Date of reporting period: 11/30/2022

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Multi-Asset Balanced Opportunity Fund

Multi-Asset Income Fund

For the fiscal year ended November 30, 2022

Table of Contents

1	A Letter to Shareholders

10	Investment Comparisons

14	Information About Your Fund’s Expenses and Holdings Presented by Portfolio Allocation

Schedules of Investments:

19	Multi-Asset Balanced Opportunity Fund

22	Multi-Asset Income Fund

25	Statements of Assets and Liabilities

27	Statements of Operations

28	Statements of Changes in Net Assets

30	Financial Highlights

38	Notes to Financial Statements

59	Report of Independent Registered Public Accounting Firm

60	Supplemental Information to Shareholders

Lord Abbett Investment Trust

Lord Abbett Multi-Asset Balanced Opportunity Fund
and Lord Abbett Multi-Asset Income Fund
Annual Report

For the fiscal year ended November 30, 2022

From left to right: James L.L. Tullis, Independent Chair of the Lord Abbett Funds and Douglas B. Sieg, Trustee, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended November 30, 2022. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Trustee, President and Chief Executive Officer

Lord Abbett Multi-Asset Balanced Opportunity Fund

For the fiscal year ended November 30, 2022, the Fund returned -12.00%, reflecting performance at the net asset value (“NAV”) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Index1, which returned -10.66% over the same period.

U.S. markets faced many challenges throughout the twelve-month period ending November 30, 2022, including the spread of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, tighter fiscal and monetary policy, and Russia’s invasion of Ukraine. The Dow Jones Industrial Average was up 2.48% and the S&P 500® Index fell -9.21%, while the tech-heavy Nasdaq Composite lost

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-25.59%. Value stocks2 significantly outperformed growth stocks3 (1.95% vs -21.59%), while large cap stocks4 outperformed small cap stocks5 (-10.66% vs -13.01%).

Within fixed income, rates spiked across the U.S. yield curve, causing softness in U.S. Treasuries6, which returned -12.46%. Investment grade corporate bonds7 also exhibited poor performance, returning -12.32% over the period as a combination of wider spreads and rising rates were both headwinds for the asset class. Although several macro headwinds led to increased recessionary fears in the U.S. economy, lower quality assets outperformed their higher quality counterparts given their more limited sensitivity to rate volatility. High yield bonds8 and leveraged loans9 returned -8.82% and -0.79%, respectively, over the period, outperforming investment grade corporates.

In November 2021, just prior to the start of the period, the World Health Organization designated the newly discovered Omicron variant as a “variant of concern”, leading to one of the largest selloffs of U.S. risk assets since the start of the pandemic, amid fears that the world would succumb to a new wave of infections. U.S. cases hit the highest levels of the pandemic in December, rising above 580,000 new cases in the last week of the month, more than doubling the previous record high. Yet, negative sentiment quickly reversed as cases proved to be generally less severe than prior strains. Market sentiment also increased after the Center for Disease Control shortened its suggested isolation policy for those infected from 10 days to five.

Inflationary concerns began to take focus towards the end of 2021 and became a dominant story throughout the period. Headline consumer price index (CPI) readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. This debate was intensified by November’s headline consumer price index rising 6.8% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to supply and demand imbalances across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June.

Energy costs were the primary driver of inflation for the period, rising more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine. Investors were concerned about the secondary effects of the war, particularly from a commodity and supply chain standpoint. Russia has been a large exporter of oil and certain minerals, and the various sanctions

2

set on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014.

The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging that price pressures would likely be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Five additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, and 75 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.00% by November 2, 2022. Bond yields shot up in response to this aggressive policy, leading to a bearish curve flattening and ultimately a yield curve inversion, as shorter-term yields moved higher than longer-term yields.

Separately, global markets faced increased geopolitical tensions due to Russia’s invasion of Ukraine on February 23rd. Tensions remained elevated for the remainder of the twelve-month period, as Russia continued to weaponize energy flows, annexed four Ukrainian regions, and ratcheted up its nuclear warnings. In addition, the rhetoric between the U.S. and China over Taiwan further heated up after

U.S. House of Representatives Speaker Nancy Pelosi visited Taiwan in August. China responded to the trip with large-scale military drills, which led to a pledge by U.S. President Joe Biden to defend the democratically governed island.

Key macroeconomic indicators mostly trended lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries among investors that a recession was pending continued to grow, leading to a decline in consumer sentiment to lower levels than during the height of the COVID-19 pandemic and the global financial crisis of 2008 as measured by the consumer confidence index.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one positive development was the peak inflation narrative, which included a 99 day stretch of declines in U.S. gasoline prices and October CPI coming in better than expected on both the headline and core numbers. In addition, apartment rents fell for the first time in nearly two years in July, and lumber prices declined by more than 70% from their March peak late in the third quarter, falling back to pre-COVID levels. The second quarter of 2022 earnings season also generated a lot of “better-than-feared” takeaways, including a common theme of relatively stable demand and pricing power

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protecting margins. Third-quarter earnings were slightly below expectations but provided evidence of healthy consumer spending. Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.7% as of the end of November.

The Fund is a “fund of funds” that invests in affiliated mutual funds managed by Lord Abbett. Under normal conditions, through the underlying funds, the Fund indirectly invests in U.S. equity securities across all market capitalization ranges and all investment styles, fixed income securities of various types, and select foreign (including emerging market) securities. The Fund tactically allocates its assets among these asset classes in response to market conditions or to seek to capitalize on investment opportunities.

Over the 12-month period ending November 30, 2022, the Fund’s allocation to domestic mid- and large-cap growth stocks within the Lord Abbett Growth Leaders Fund and the Lord Abbett Growth Opportunities Fund was the largest detractor from relative performance over the period. As a result of supply chain dislocations, labor shortages, inflationary pressures, tighter fiscal and monetary policy, and the war in Ukraine, high innovation small and midcap companies, particularly those aggressively reinvesting in research and development to drive future revenues and earnings, underperformed lower growth, lower valuation names within the index during the period as the market has largely expressed a technical preference for companies with positive earnings today, compared to larger growth potential in the future.

The Fund’s allocation to high quality fixed income securities within the Lord Abbett Core Fixed Income Fund was also a notable detractor from relative performance over the period as rising interest rates caused longer duration securities to struggle relative to large cap stocks.

The Fund’s weightings in domestic mid- and large-cap value stocks within the Lord Abbett Fundamental Equity Fund, the Lord Abbett Focused Large Cap Value Fund, and the Lord Abbett Mid Cap Stock Fund were the largest contributors to relative performance. As mentioned above, given the macro environment, investors largely expressed a technical preference for companies with positive earnings today – which served as a tailwind for value-oriented sectors of the U.S. equity market.

The Fund’s allocation to inflation-linked derivatives, bank loans, and other short maturity fixed income securities within the Lord Abbett Floating Rate Fund, the Lord Abbett Inflation Focused Fund, and the Lord Abbett Short Duration Income Fund was also a notable contributor to

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relative performance as red-hot inflation readings, rising interest rates, and a hawkish Fed stance drove demand for inflation-protected securities and securities with floating rate coupons, as well as securities with shorter maturities.

Lord Abbett Multi-Asset Income Fund

For the fiscal year ended November 30, 2022, the Fund returned -11.23%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg U.S. Aggregate Bond Index10, which returned -12.84% over the same period.

U.S. markets faced many challenges throughout the twelve-month period ending November 30, 2022, including the spread of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, tighter fiscal and monetary policy, and Russia’s invasion of Ukraine. The Dow Jones Industrial Average was up 2.48% and the S&P 500® Index fell -9.21%, while the tech-heavy Nasdaq Composite lost -25.59%. Value stocks2 significantly outperformed growth stocks3 (1.95% vs -21.59%), while large cap stocks4 outperformed small cap stocks5 (-10.66% vs -13.01%).

Within fixed income, rates spiked across the U.S. yield curve, causing softness in U.S. Treasuries6, which returned -12.46%. Investment grade corporate bonds7 also exhibited poor performance, returning -12.32% over the period as a combination of wider spreads and rising rates were both headwinds for the asset class. Although several macro headwinds led to increased recessionary fears in the U.S. economy, lower quality assets outperformed their higher quality counterparts given their more limited sensitivity to rate volatility. High yield bonds8 and leveraged loans9 returned -8.82% and -0.79%, respectively, over the period, outperforming investment grade corporates.

In November 2021, just prior to the start of the period, the World Health Organization designated the newly discovered Omicron variant as a “variant of concern”, leading to one of the largest selloffs of U.S. risk assets since the start of the pandemic, amid fears that the world would succumb to a new wave of infections. U.S. cases hit the highest levels of the pandemic in December, rising above 580,000 new cases in the last week of the month, more than doubling the previous record high. Yet, negative sentiment quickly reversed as cases proved to be generally less severe than prior strains. Market sentiment also increased after the Center for Disease Control shortened its suggested isolation policy for those infected from 10 days to five.

Inflationary concerns began to take focus towards the end of 2021 and became a dominant story throughout the period.

5

Headline consumer price index (CPI) readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. This debate was intensified by November’s headline consumer price index rising 6.8% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to supply and demand imbalances across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June.

Energy costs were the primary driver of inflation for the period, rising more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine. Investors were concerned about the secondary effects of the war, particularly from a commodity and supply chain standpoint. Russia has been a large exporter of oil and certain minerals, and the various sanctions set on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014.

The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging that price pressures would likely be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Five additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, and 75 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.00% by November 2, 2022. Bond yields shot up in response to this aggressive policy, leading to a bearish curve flattening and ultimately a yield curve inversion, as shorter-term yields moved higher than longer-term yields.

Separately, global markets faced increased geopolitical tensions due to Russia’s invasion of Ukraine on February 23rd. Tensions remained elevated for the remainder of the twelve-month period, as Russia continued to weaponize energy flows, annexed four Ukrainian regions, and ratcheted up its nuclear warnings. In addition, the rhetoric between the U.S. and China over Taiwan further heated up after U.S. House of Representatives Speaker Nancy Pelosi visited Taiwan in August. China responded to the trip with large-scale military drills, which led to a pledge by U.S. President Joe Biden to defend the democratically governed island.

6

Key macroeconomic indicators mostly trended lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries among investors that a recession was pending continued to grow, leading to a decline in consumer sentiment to lower levels than during the height of the COVID-19 pandemic and the global financial crisis of 2008 as measured by the consumer confidence index.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one positive development was the peak inflation narrative, which included a 99 day stretch of declines in U.S. gasoline prices and October CPI coming in better than expected on both the headline and core numbers. In addition, apartment rents fell for the first time in nearly two years in July, and lumber prices declined by more than 70% from their March peak late in the third quarter, falling back to pre-COVID levels. The second quarter of 2022 earnings season also generated a lot of “better-than-feared” takeaways, including a common theme of relatively stable demand and pricing power protecting margins. Third-quarter earnings were slightly below expectations but provided evidence of healthy consumer spending.

Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.7% as of the end of November.

The Fund is a “fund of funds” that invests in affiliated mutual funds managed by Lord Abbett. Under normal conditions, through the underlying funds, the Fund indirectly invests in fixed income securities of various types, select U.S. equity securities across all market capitalization ranges and all investment styles, and foreign (including emerging market) securities. The Fund tactically allocates its assets among these asset classes in response to market conditions or to seek to capitalize on investment opportunities.

Over the 12-month period ending November 30, 2022, the Fund’s weightings in domestic mid- and large-cap value stocks within the Lord Abbett Fundamental Equity Fund, the Lord Abbett Focused Large Cap Value Fund, and the Lord Abbett Mid Cap Stock Fund were the largest contributors to relative performance, as value-oriented stocks were largely more resilient than longer-duration, high quality fixed income securities amid the rising interest rate environment.

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The Fund’s allocation to inflation-linked derivatives and other short maturity fixed income securities within the Lord Abbett Inflation Focused Fund and the Lord Abbett Ultra Short Bond Fund was also a notable contributor to relative performance as red-hot inflation readings, rising interest rates, and a hawkish Fed stance drove demand for inflation-protected securities and shorter maturity securities.

The Fund’s allocation to U.S. mid- and large-cap growth stocks within the Lord Abbett Growth Leaders Fund and the Lord Abbett Growth Opportunities Fund was the largest detractor from relative performance over the period. As a result of supply chain dislocations, labor shortages, inflationary pressures, less accommodative fiscal and monetary policy, and geopolitical tensions, growth-oriented sectors of the U.S. equity market largely underperformed high quality fixed income sectors during the period.

Each Fund’s portfolio is actively managed and, therefore, holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

2   As represented by the Russell 3000® Value Index as of 11/30/2022.

3   As represented by the Russell 3000® Growth Index as of 11/30/2022.

4   As represented by the Russell 1000® Index as of 11/30/2022.

5   As represented by the Russell 2000® Index as of 11/30/2022.

6  As represented by the U.S. Treasury component of the Bloomberg U.S. Government Index as of 11/30/2022.

7   As represented by the Bloomberg US Corp Investment Grade Index as of 11/30/2022.

8   As represented by the ICE BofA U.S. High Yield Constrained Index as of 11/30/2022.

9 As represented by the Credit Suisse Leveraged Loan Index as of 11/30/2022.

10 The Bloomberg U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and an investor cannot invest directly in an index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

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During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of November 30, 2022. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

9

Multi-Asset Balanced Opportunity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Index, 40% Russell 1000® Index/30% Bloomberg U.S. Aggregate Bond Index/20% ICE BofA U.S. High Yield Constrained Index/10% MSCI EAFE® Index with Gross Dividends and the Morningstar Allocation 50-70% Equity Category Average, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett and reimbursed by the Underlying Funds; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

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Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2022

	1 Year	5 Year	10 Year	Life of Class
Class A4	-13.97%	4.15%	6.16%	–
Class C5	-13.35%	3.85%	5.61%	–
Class F6	-11.88%	4.80%	6.57%	–
Class F3[7]	-11.64%	4.99%	–	5.60%
Class I6	-11.78%	4.88%	6.67%	–
Class P6	-12.17%	4.42%	6.20%	–
Class R2[6]	-12.29%	4.27%	6.03%	–
Class R3[6]	-12.17%	4.39%	6.15%	–
Class R4[8]	-12.00%	4.63%	–	4.99%
Class R5[8]	-11.69%	4.91%	–	5.27%
Class R6[8]	-11.73%	4.96%	–	5.30%

1  Reflects the deduction of the maximum initial sales charge of 2.25%.

2  Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3 Source: Morningstar, Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4  Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended

November 30, 2022, is calculated using the SEC-required uniform method to compute such return.

5  The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6  Performance is at net asset value.

7 Commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

8  Commenced operations and performance for the class began on June 30, 2015. Performance is at net asset value.

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Multi-Asset Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg U.S. Aggregate Bond Index, 45% Bloomberg U.S. Aggregate Bond Index/25% ICE BofA U.S. High Yield Constrained Index/20% Russell 1000® Index/10% MSCI EAFE® Index with Gross Dividends and the Morningstar Allocation 30-50% Equity Category Average, assuming reinvestment of all dividends and distributions. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett and reimbursed by the Underlying Funds; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

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Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2022

	1 Year	5 Year	10 Year	Life of Class
Class A4	-13.23%	2.59%	4.30%	–
Class C5	-12.76%	2.30%	3.75%	–
Class F6	-11.10%	3.21%	4.69%	–
Class F3[7]	-10.98%	3.38%	–	4.04%
Class I6	-11.02%	3.33%	4.79%	–
Class R2[6]	-11.54%	2.71%	4.17%	–
Class R3[6]	-11.46%	2.80%	4.27%	–
Class R4[8]	-11.23%	3.06%	–	3.71%
Class R5[8]	-11.02%	3.32%	–	3.97%
Class R6[8]	-10.98%	3.38%	–	4.02%

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3  Source: Morningstar, Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended

November 30, 2022, is calculated using the SEC-required uniform method to compute such return.

5   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6   Performance is at net asset value.

7  Commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

8   Commenced operations and performance for the class began on June 30, 2015. Performance is at net asset value.

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Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2022 through November 30, 2022).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 6/1/22 – 11/30/22” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

14

Multi-Asset Balanced Opportunity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†#
	6/1/22	11/30/22	6/1/22 - 11/30/22
Class A
Actual	$1,000.00	$970.80	$2.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.54
Class C
Actual	$1,000.00	$966.70	$6.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.80	$6.33
Class F
Actual	$1,000.00	$971.50	$1.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.31	$1.78
Class F3
Actual	$1,000.00	$972.30	$0.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.17	$0.91
Class I
Actual	$1,000.00	$972.00	$1.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.82	$1.27
Class P
Actual	$1,000.00	$969.60	$3.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.56	$3.55
Class R2
Actual	$1,000.00	$969.00	$4.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.81	$4.31
Class R3
Actual	$1,000.00	$969.50	$3.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.31	$3.80
Class R4
Actual	$1,000.00	$970.80	$2.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.54
Class R5
Actual	$1,000.00	$972.10	$1.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.82	$1.27
Class R6
Actual	$1,000.00	$972.30	$0.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.17	$0.91

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.50% for Class A, 1.25% for Class C, 0.35% for Class F, 0.18% for Class F3, 0.25% for Class I, 0.70% for Class P, 0.85% for Class R2, 0.75% for Class R3, 0.50% for Class R4, 0.25% for Class R5 and 0.18% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).
#	Does not include expenses of the Underlying Funds in which Multi-Asset Balanced Opportunity Fund invests.

15

Portfolio Holdings Presented by Portfolio Allocation

November 30, 2022

Underlying Fund Name	%*
Lord Abbett Investment Trust-Convertible Fund-Class I	4.14%
Lord Abbett Investment Trust-Core Fixed Income Fund-Class I	16.05%
Lord Abbett Research Fund, Inc.-Dividend Growth Fund-Class I	18.67%
Lord Abbett Global Fund, Inc.-Emerging Markets Bond Fund-Class I	3.81%
Lord Abbett Securities Trust-Fundamental Equity Fund-Class I	17.96%
Lord Abbett Securities Trust-Growth Leaders Fund-Class I	8.18%
Lord Abbett Investment Trust-High Yield Fund-Class I	7.29%
Lord Abbett Investment Trust-Inflation Focused Fund-Class I	3.79%
Lord Abbett Securities Trust-International Equity Fund-Class I	4.16%
Lord Abbett Securities Trust-International Value Fund-Class I	3.52%
Lord Abbett Investment Trust-Ultra Short Bond Fund-Class I	12.35%
Repurchase Agreements	0.08%
Total	100.00%

*	Represents percent of total investments, which excludes derivatives.

16

Multi-Asset Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†#
	6/1/22	11/30/22	6/1/22 - 11/30/22
Class A
Actual	$1,000.00	$965.60	$2.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.54
Class C
Actual	$1,000.00	$962.20	$6.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.80	$6.33
Class F
Actual	$1,000.00	$966.40	$1.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.31	$1.78
Class F3
Actual	$1,000.00	$966.80	$0.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.12	$0.96
Class I
Actual	$1,000.00	$967.30	$1.23
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.82	$1.27
Class R2
Actual	$1,000.00	$964.30	$4.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.81	$4.31
Class R3
Actual	$1,000.00	$964.40	$3.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.31	$3.80
Class R4
Actual	$1,000.00	$965.60	$2.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.54
Class R5
Actual	$1,000.00	$967.30	$1.23
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.82	$1.27
Class R6
Actual	$1,000.00	$967.40	$0.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.12	$0.96

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.50% for Class A, 1.25% for Class C, 0.35% for Class F, 0.19% for Class F3, 0.25% for Class I, 0.85% for Class R2, 0.75% for Class R3, 0.50% for Class R4, 0.25% for Class R5 and 0.19% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).
#	Does not include expenses of the Underlying Funds in which Multi-Asset Income Fund invests.

17

Portfolio Holdings Presented by Portfolio Allocation

November 30, 2022

Underlying Fund Name	%*
Lord Abbett Investment Trust-Convertible Fund-Class I	3.87%
Lord Abbett Investment Trust-Core Fixed Income Fund-Class I	30.69%
Lord Abbett Research Fund, Inc.-Dividend Growth Fund-Class I	10.65%
Lord Abbett Global Fund, Inc.-Emerging Markets Bond Fund-Class I	3.33%
Lord Abbett Securities Trust-Fundamental Equity Fund-Class I	11.35%
Lord Abbett Securities Trust-Growth Leaders Fund-Class I	4.82%
Lord Abbett Investment Trust-High Yield Fund-Class I	10.42%
Lord Abbett Investment Trust-Inflation Focused Fund-Class I	5.69%
Lord Abbett Securities Trust-International Equity Fund-Class I	4.42%
Lord Abbett Securities Trust-International Value Fund-Class I	3.46%
Lord Abbett Investment Trust-Ultra Short Bond Fund-Class I	11.17%
Repurchase Agreements	0.13%
Total	100.00%

*	Represents percent of total investments, which excludes derivatives.

18

Schedule of Investments

MULTI-ASSET BALANCED OPPORTUNITY FUND November 30, 2022

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 100.15%

INVESTMENTS IN UNDERLYING FUNDS(a)(b) 100.15%
Lord Abbett Investment Trust-Convertible Fund-Class I(c)	6,786,525	$86,596,052
Lord Abbett Investment Trust-Core Fixed Income Fund-Class I(d)	36,015,661	336,026,112
Lord Abbett Research Fund, Inc.-Dividend Growth Fund-Class I(l)	20,812,444	390,857,691
Lord Abbett Global Fund, Inc.-Emerging Markets Bond Fund-Class I(e)	20,160,981	79,837,486
Lord Abbett Securities Trust-Fundamental Equity Fund-Class I(f)	29,971,577	376,143,288
Lord Abbett Securities Trust-Growth Leaders Fund-Class I*(g)	6,098,457	171,305,666
Lord Abbett Investment Trust-High Yield Fund-Class I(h)	24,498,385	152,624,937
Lord Abbett Investment Trust-Inflation Focused Fund-Class I(i)	6,810,325	79,340,291
Lord Abbett Securities Trust-International Equity Fund-Class I(j)	6,571,876	87,011,638
Lord Abbett Securities Trust-International Value Fund-Class I(k)	10,623,744	73,728,784
Lord Abbett Investment Trust-Ultra Short Bond Fund(m)	26,394,351	258,664,644
Total Investments in Underlying Funds (cost $2,192,294,831)		2,092,136,589
OPTIONS PURCHASED 0.12% (cost $9,850,391)		2,496,055

	Principal Amount
SHORT-TERM INVESTMENTS 0.08%

REPURCHASE AGREEMENTS 0.08%
Repurchase Agreement dated 11/30/2022, 1.75% due 12/1/2022 with Fixed Income Clearing Corp. collateralized by $1,384,800 of U.S. Treasury Inflation Indexed Note at 0.125% due 7/15/2024; value: $1,673,934; proceeds: $1,641,152 (cost $1,641,072)	$1,641,072	1,641,072
Total Investments in Securities 100.35% (cost $2,203,786,294)		2,096,273,716
Other Assets and Liabilities – Net(n) (0.35)%		(7,232,737)
Net Assets 100.00%		$2,089,040,979

*	Non-income producing security.
(a)	Affiliated issuers (See Note 12).
(b)	These investments offer daily redemptions.
(c)	Fund investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.
(d)	Fund investment objective is to seek income and capital appreciation to produce a high total return.
(e)	Fund investment objective is to seek high total return.
(f)	Fund investment objective is long-term growth of capital and income without excessive fluctuations in market value.
(g)	Fund investment objective is to seek capital appreciation.

See Notes to Financial Statements.	19

Schedule of Investments (continued)

MULTI-ASSET BALANCED OPPORTUNITY FUND November 30, 2022

(h)	Fund investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.
(i)	Fund investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle and to seek current income.
(j)	Fund investment objective is to seek long-term capital appreciation.
(k)	Fund investment objective is to seek a high level of total return.
(l)	Fund investment objective is to seek current income and capital appreciation.
(m)	Fund investment objective is to seek current income consistent with the preservation of capital.
(n)	Other Assets and Liabilities - Net include net unrealized appreciation/depreciation on futures contracts, options purchased and written options as follows:

OTC Options Purchased at November 30, 2022:

Description	Counterparty	Contracts	Expiration Date	Exercise Price	Notional Amount	Fair Value
S&P 500 Index, Put	UBS AG	77,050	2/17/2023	$3,450	$77,050	$1,549,943
S&P 500 Index, Put	UBS AG	27,778	2/17/2023	3,600	27,778	925,925
S&P 500 Index, Put	Morgan Stanley	22,110	12/16/2022	3,400	22,110	20,187
Total OTC Options Purchased						$2,496,055

OTC Written Options at November 30, 2022:

Description	Counterparty	Exercise Price	Expiration Date	Contracts	Notional Amount	Fair Value	Premiums (Received)	Unrealized Appreciation
S&P 500 Index, Put	UBS AG	$3,100	2/17/2023	77,050	$(77,050)	$(577,993)	$(2,157,400)	$1,579,407

Futures Contracts at November 30, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
E-Mini S&P 500 Index	December 2022	10	Long	$1,985,837	$2,040,625	$54,788
MSCI EAFE	December 2022	559	Long	51,659,016	55,335,410	3,676,394
Total Unrealized Appreciation on Futures Contracts						$3,731,182

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
E-Mini S&P 500 Index	December 2022	177	Short	$(34,861,714)	$(36,119,062)	$(1,257,348)

20	See Notes to Financial Statements.

Schedule of Investments (concluded)

MULTI-ASSET BALANCED OPPORTUNITY FUND November 30, 2022

The following is a summary of the inputs used as of November 30, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Investments in Underlying Funds	$2,092,136,589	$–	$–	$2,092,136,589
OTC Options Purchased	–	2,496,055	–	2,496,055
Short-Term Investments
Repurchase Agreements	–	1,641,072	–	1,641,072
Total	$2,092,136,589	$4,137,127	$–	$2,096,273,716

Other Financial Instruments
OTC Written Options
Assets	$–	$–	$–	$–
Liabilities	–	(577,993)	–	(577,993)
Futures Contracts
Assets	3,731,182	–	–	3,731,182
Liabilities	(1,257,348)	–	–	(1,257,348)
Total	$2,473,834	$(577,993)	$–	$1,895,841

(1)	Refer to Note 2(m) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each investment in Underlying Funds. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	21

Schedule of Investments

MULTI-ASSET INCOME FUND November 30, 2022

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS(a)(b) 100.03%

INVESTMENTS IN UNDERLYING FUNDS 100.03%
Lord Abbett Investment Trust-Convertible Fund-Class I(c)	3,033,482	$38,707,231
Lord Abbett Investment Trust-Core Fixed Income Fund-Class I(d)	32,943,699	307,364,715
Lord Abbett Research Fund, Inc.-Dividend Growth Fund-Class I(l)	5,680,665	106,682,889
Lord Abbett Global Fund, Inc.-Emerging Markets Bond Fund-Class I(e)	8,428,036	33,375,023
Lord Abbett Securities Trust-Fundamental Equity Fund-Class I(f)	9,059,817	113,700,699
Lord Abbett Securities Trust-Growth Leaders Fund-Class I*(g)	1,717,089	48,233,031
Lord Abbett Investment Trust-High Yield Fund-Class I(h)	16,744,455	104,317,957
Lord Abbett Investment Trust-Inflation Focused Fund-Class I(i)	4,888,930	56,956,034
Lord Abbett Securities Trust-International Equity Fund-Class I(j)	3,340,281	44,225,320
Lord Abbett Securities Trust-International Value Fund-Class I(k)	4,996,605	34,676,436
Lord Abbett Investment Trust-Ultra Short Bond Fund(m)	11,420,736	111,923,216
Total Investments in Underlying Funds (cost $1,070,596,794)		1,000,162,551
OPTIONS PURCHASED 0.12% (cost $4,851,702)		1,229,410

	Principal Amount
SHORT-TERM INVESTMENTS 0.13%

REPURCHASE AGREEMENTS 0.13%
Repurchase Agreement dated 11/30/2022, 1.75% due 12/1/2022 with Fixed Income Clearing Corp. collateralized by $1,349,000 of U.S. Treasury Note at 2.125% due 3/31/2024; value: $1,307,907; proceeds: $1,282,256 (cost $1,282,194)	$1,282,194	1,282,194
Total Investments in Securities 100.28% (cost $1,076,730,690)		1,002,674,155
Other Assets and Liabilities – Net(n) (0.28)%		(2,770,611)
Net Assets 100.00%		$999,903,544

*	Non-income producing security.
(a)	Affiliated issuer (see Note 12).
(b)	These investments offer daily redemptions.
(c)	Fund investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.
(d)	Fund investment objective is to seek income and capital appreciation to produce a high total return.
(e)	Fund investment objective is to seek high total return.
(f)	Fund investment objective is long-term growth of capital and income without excessive fluctuations in market value.
(g)	Fund investment objective is to seek capital appreciation.

22	See Notes to Financial Statements.

Schedule of Investments (continued)

MULTI-ASSET INCOME FUND November 30, 2022

(h)	Fund investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.
(i)	Fund investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle and to seek current income.
(j)	Fund investment objective is to seek long-term capital appreciation.
(k)	Fund investment objective is to seek a high level of total return.
(l)	Fund investment objective is to seek current income and capital appreciation.
(m)	Fund investment objective is to seek current income consistent with the preservation of capital.
(n)	Other Assets and Liabilities - Net include net unrealized appreciation/depreciation on futures contracts, options purchased and written options as follows:

OTC Options Purchased at November 30, 2022:

Description	Counterparty	Contracts	Expiration Date	Exercise Price	Notional Amount	Fair Value
S&P 500 Index, Put	UBS AG	37,950	2/17/2023	$3,450	$37,950	$763,405
S&P 500 Index, Put	UBS AG	13,682	2/17/2023	3,600	13,682	456,062
S&P 500 Index, Put	Morgan Stanley	10,890	12/16/2022	3,400	10,890	9,943
Total OTC Options Purchased						$1,229,410

OTC Written Options at November 30, 2022:

Description	Counterparty	Exercise Price	Expiration Date	Contracts	Notional Amount	Fair Value	Premiums (Received)	Unrealized Appreciation
S&P 500 Index, Put	UBS AG	$3,100	2/17/2023	37,950	$(37,950)	$(284,683)	$(1,062,600)	$777,917

Futures Contracts at November 30, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
MSCI EAFE	December 2022	269	Long	$24,847,603	$26,628,310	$1,780,707

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
E-Mini S&P 500 Index	December 2022	176	Short	$(34,520,249)	$(35,915,000)	$(1,394,751)

See Notes to Financial Statements.	23

Schedule of Investments (concluded)

MULTI-ASSET INCOME FUND November 30, 2022

The following is a summary of the inputs used as of November 30, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Investments in Underlying Funds	$1,000,162,551	$–	$–	$1,000,162,551
OTC Options Purchased	–	1,229,410	–	1,229,410
Short-Term Investments
Repurchase Agreements	–	1,282,194	–	1,282,194
Total	$1,000,162,551	$2,511,604	$–	$1,002,674,155

Other Financial Instruments
OTC Written Options
Assets	$–	$–	$–	$–
Liabilities	–	(284,683)	–	(284,683)
Futures Contracts
Assets	1,780,707	–	–	1,780,707
Liabilities	(1,394,751)	–	–	(1,394,751)
Total	$385,956	$(284,683)	$–	$101,273

(1)	Refer to Note 2(m) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each in each investment in Underlying Funds. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

24	See Notes to Financial Statements.

Statements of Assets and Liabilities

November 30, 2022

	Multi-Asset Balanced Opportunity Fund	Multi-Asset Income Fund
ASSETS:
Investments in securities, at cost	$11,491,463	$6,133,896
Investments in Underlying Funds, at cost	2,192,294,831	1,070,596,794
Investments in securities, at fair value	$4,137,127	$2,511,604
Investments in Underlying Funds, at fair value	2,092,136,589	1,000,162,551
Deposits with brokers for futures collateral	4,783,769	3,315,779
Receivables:
Capital shares sold	8,019,443	4,934,549
Premiums for OTC written options sold	6,929,652	3,413,733
Interest and dividends	3,278,269	2,236,863
Investments in Underlying Funds sold	1,019,498	249,818
Prepaid expenses and other assets	68,742	58,201
Total assets	2,120,373,089	1,016,883,098
LIABILITIES:
Payables:
Investments in Underlying Funds purchased	3,327,167	2,260,950
Premiums for OTC options purchased	12,634,438	6,223,506
Capital shares reacquired	5,250,335	1,740,027
Variation margin for futures contracts	567,792	2,267,050
Trustees’ fees	409,075	184,327
12b-1 distribution plan	350,110	228,347
Management fee	168,392	80,767
To bank	81,815	79,098
Fund administration	67,358	32,309
Foreign currency overdraft (cost $389 and $515, respectively)	196	530
Options written outstanding, at fair value (including premiums received of $2,157,400 and $1,062,600, respectively) (See Note 2)	577,993	284,683
Distributions payable	7,453,026	3,397,939
Accrued expenses	444,413	200,021
Total liabilities	31,332,110	16,979,554
NET ASSETS	$2,089,040,979	$999,903,544
COMPOSITION OF NET ASSETS:
Paid-in capital	$2,382,192,897	$1,164,915,950
Total distributable earnings (loss)	(293,151,918)	(165,012,406)
Net Assets	$2,089,040,979	$999,903,544

See Notes to Financial Statements.	25

Statements of Assets and Liabilities (concluded)

November 30, 2022

	Multi-Asset Balanced Opportunity Fund	Multi-Asset Income Fund
Net Assets by class:
Class A Shares	$1,808,433,729	$734,968,114
Class C Shares	$135,989,208	$92,855,948
Class F Shares	$27,902,122	$54,006,042
Class F3 Shares	$42,438	$540,917
Class I Shares	$56,783,402	$98,929,037
Class P Shares	$339,594	$—
Class R2 Shares	$592,549	$173,628
Class R3 Shares	$37,063,250	$14,878,213
Class R4 Shares	$11,617,315	$2,489,494
Class R5 Shares	$158,470	$47,092
Class R6 Shares	$10,118,902	$1,015,059
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	175,544,108	50,354,164
Class C Shares	13,316,703	6,245,808
Class F Shares	2,708,397	3,699,800
Class F3 Shares	4,101	37,202
Class I Shares	5,512,397	6,824,522
Class P Shares	33,165	–
Class R2 Shares	55,805	11,526
Class R3 Shares	3,605,552	1,019,185
Class R4 Shares	1,127,578	170,564
Class R5 Shares	15,347	3,246
Class R6 Shares	979,159	69,814
Net Asset Value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$10.30	$14.60
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$10.54	$14.94
Class C Shares-Net asset value	$10.21	$14.87
Class F Shares-Net asset value	$10.30	$14.60
Class F3 Shares-Net asset value	$10.35	$14.54
Class I Shares-Net asset value	$10.30	$14.50
Class P Shares-Net asset value	$10.24	$ –
Class R2 Shares-Net asset value	$10.62	$15.06
Class R3 Shares-Net asset value	$10.28	$14.60
Class R4 Shares-Net asset value	$10.30	$14.60
Class R5 Shares-Net asset value	$10.33	$14.51
Class R6 Shares-Net asset value	$10.33	$14.54

26	See Notes to Financial Statements.

Statements of Operations

For the Year Ended November 30, 2022

	Multi-Asset Balanced Opportunity Fund	Multi-Asset Income Fund
Investment income:
Dividends	$52,882,284	$31,114,134
Interest and other	59,443	24,502
Total investment income	52,941,727	31,138,636
Expenses:
Management fee	2,312,061	1,119,170
12b-1 distribution plan-Class A	4,926,752	1,945,358
12b-1 distribution plan-Class C	1,721,799	1,376,305
12b-1 distribution plan-Class F	48,653	104,575
12b-1 distribution plan-Class P	2,059	–
12b-1 distribution plan-Class R2	3,736	870
12b-1 distribution plan-Class R3	210,777	85,362
12b-1 distribution plan-Class R4	31,857	6,593
Shareholder servicing	2,020,492	809,983
Fund administration	924,824	447,668
Registration	247,766	175,438
Reports to shareholders	172,301	79,250
Custody	94,132	33,146
Professional	82,871	55,899
Trustees’ fees	46,594	22,875
Other	34,940	22,389
Gross expenses	12,881,614	6,284,881
Expense reductions (See Note 9)	(20,958)	(10,228)
Fees waived and expenses reimbursed (See Note 3)	(94,132)	(33,146)
Net expenses	12,766,524	6,241,507
Net investment income	40,175,203	24,897,129
Net realized and unrealized gain (loss):
Capital gain distributions received from Underlying Funds	62,067,168	22,234,766
Net realized gain (loss) on Investment in Underlying Funds	(220,957,287)	(89,250,281)
Net realized gain (loss) on investments	21,407,889	10,544,335
Net realized gain (loss) on futures contracts	25,543,326	10,021,766
Net realized gain (loss) on forward foreign currency exchange contracts	(70,216)	(34,584)
Net realized gain (loss) on OTC written options	(5,176,074)	(2,549,410)
Net realized gain (loss) on swap contracts	(7,317,665)	(3,604,087)
Net realized gain (loss) on foreign currency related transactions	83,702	41,236
Net change in unrealized appreciation/depreciation in Underlying Funds	(231,377,339)	(112,509,860)
Net change in unrealized appreciation/depreciation on investments	(7,354,336)	(3,622,292)
Net change in unrealized appreciation/depreciation on futures contracts	620,573	(485,922)
Net change in unrealized appreciation/depreciation on OTC written options	1,579,407	777,917
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	19,810	9,746
Net realized and unrealized gain (loss)	(360,931,042)	(168,426,670)
Net Decrease in Net Assets Resulting From Operations	$(320,755,839)	$(143,529,541)

See Notes to Financial Statements.	27

Statements of Changes in Net Assets

	Multi-Asset Balanced Opportunity Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
Operations:
Net investment income	$40,175,203	$40,633,922
Capital gain distributions received from Underlying Funds	62,067,168	254,567,055
Net realized gain (loss) on investments in Underlying Funds	(220,957,287)	248,232,403
Net realized gain (loss) on investments	21,407,889	(61,773,106)
Net realized gain (loss) on futures contracts, forward foreign currency exchange contracts, OTC written options, swaps and foreign currency related transactions	13,063,073	(10,373,514)
Net change in unrealized appreciation/depreciation on investments in Underlying Funds	(231,377,339)	(169,067,489)
Net change in unrealized appreciation/depreciation on investments	(7,354,336)	46,274,383
Net change in unrealized appreciation/depreciation on futures contracts, OTC written options and translation of assets and liabilities denominated in foreign currencies	2,219,790	(29,436,996)
Net increase (decrease) in net assets resulting from operations	(320,755,839)	319,056,658
Distributions to shareholders:
Class A	(376,950,615)	(124,302,535)
Class C	(35,233,972)	(12,860,442)
Class F	(13,384,274)	(4,341,328)
Class F3	(9,534)	(7,409)
Class I	(7,352,561)	(2,331,007)
Class P	(131,807)	(42,190)
Class R2	(109,320)	(32,515)
Class R3	(7,935,705)	(2,655,325)
Class R4	(2,366,576)	(814,103)
Class R5	(31,169)	(10,816)
Class R6	(2,014,555)	(665,262)
Total distributions to shareholders	(445,520,088)	(148,062,932)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	214,390,151	278,728,776
Reinvestment of distributions	435,509,274	143,736,619
Cost of shares reacquired	(515,617,581)	(396,771,892)
Net increase (decrease) in net assets resulting from capital share transactions	134,281,844	25,693,503
Net increase (decrease) in net assets	(631,994,083)	196,687,229
NET ASSETS:
Beginning of year	$2,721,035,062	$2,524,347,833
End of year	$2,089,040,979	$2,721,035,062

28	See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	Multi-Asset Income Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
Operations:
Net investment income	$24,897,129	$21,911,275
Capital gain distributions received from Underlying Funds	22,234,766	84,875,690
Net realized gain (loss) on investments in Underlying Funds	(89,250,281)	94,294,119
Net realized gain (loss) on investments	10,544,335	(26,159,384)
Net realized gain (loss) on futures contracts, forward foreign currency exchange contracts, OTC written options, swaps and foreign currency related transactions	3,874,921	(8,032,820)
Net change in unrealized appreciation/depreciation on investments in Underlying Funds	(112,509,860)	(63,099,650)
Net change in unrealized appreciation/depreciation on investments	(3,622,292)	19,980,930
Net change in unrealized appreciation/depreciation on futures contracts, OTC written options and translation of assets and liabilities denominated in foreign currencies	301,741	(12,290,223)
Net increase (decrease) in net assets resulting from operations	(143,529,541)	111,479,937
Distributions to shareholders:
Class A	(44,987,167)	(28,277,347)
Class C	(7,748,205)	(6,337,598)
Class F	(7,965,508)	(6,415,992)
Class F3	(74,975)	(75,006)
Class I	(3,300,072)	(1,426,865)
Class R2	(7,125)	(4,068)
Class R3	(995,718)	(650,165)
Class R4	(145,589)	(113,809)
Class R5	(2,930)	(1,907)
Class R6	(60,472)	(42,452)
Total distributions to shareholders	(65,287,761)	(43,345,209)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	203,614,810	187,643,881
Reinvestment of distributions	60,622,463	40,142,084
Cost of shares reacquired	(341,971,796)	(221,884,544)
Net increase (decrease) in net assets resulting from capital share transactions	(77,734,523)	5,901,421
Net increase (decrease) in net assets	(286,551,825)	74,036,149
NET ASSETS:
Beginning of year	$1,286,455,369	$1,212,419,220
End of year	$999,903,544	$1,286,455,369

See Notes to Financial Statements.	29

Financial Highlights

MULTI-ASSET BALANCED OPPORTUNITY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(b)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2022	$14.01	$0.19	$(1.60)	$(1.41)	$(0.89)	$(1.41)	$(2.30)
11/30/2021	13.15	0.22	1.42	1.64	(0.51)	(0.27)	(0.78)
11/30/2020	11.60	0.21	1.66	1.87	(0.18)	(0.14)	(0.32)
11/30/2019	11.28	0.24	0.80	1.04	(0.38)	(0.34)	(0.72)
11/30/2018	12.19	0.25	(0.50)	(0.25)	(0.42)	(0.24)	(0.66)
Class C
11/30/2022	13.90	0.11	(1.58)	(1.47)	(0.81)	(1.41)	(2.22)
11/30/2021	13.06	0.11	1.41	1.52	(0.41)	(0.27)	(0.68)
11/30/2020	11.53	0.12	1.65	1.77	(0.10)	(0.14)	(0.24)
11/30/2019	11.22	0.16	0.79	0.95	(0.30)	(0.34)	(0.64)
11/30/2018	12.12	0.16	(0.49)	(0.33)	(0.33)	(0.24)	(0.57)
Class F
11/30/2022	14.01	0.21	(1.61)	(1.40)	(0.90)	(1.41)	(2.31)
11/30/2021	13.15	0.24	1.42	1.66	(0.53)	(0.27)	(0.80)
11/30/2020	11.60	0.23	1.66	1.89	(0.20)	(0.14)	(0.34)
11/30/2019	11.28	0.26	0.80	1.06	(0.40)	(0.34)	(0.74)
11/30/2018	12.18	0.27	(0.49)	(0.22)	(0.44)	(0.24)	(0.68)
Class F3
11/30/2022	14.05	0.23	(1.60)	(1.37)	(0.92)	(1.41)	(2.33)
11/30/2021	13.18	0.17	1.52	1.69	(0.55)	(0.27)	(0.82)
11/30/2020	11.62	0.26	1.65	1.91	(0.21)	(0.14)	(0.35)
11/30/2019	11.29	0.27	0.81	1.08	(0.41)	(0.34)	(0.75)
11/30/2018	12.19	0.28	(0.49)	(0.21)	(0.45)	(0.24)	(0.69)
Class I
11/30/2022	14.00	0.22	(1.60)	(1.38)	(0.91)	(1.41)	(2.32)
11/30/2021	13.15	0.25	1.41	1.66	(0.54)	(0.27)	(0.81)
11/30/2020	11.60	0.24	1.66	1.90	(0.21)	(0.14)	(0.35)
11/30/2019	11.28	0.28	0.79	1.07	(0.41)	(0.34)	(0.75)
11/30/2018	12.19	0.28	(0.50)	(0.22)	(0.45)	(0.24)	(0.69)
Class P
11/30/2022	13.93	0.18	(1.60)	(1.42)	(0.86)	(1.41)	(2.27)
11/30/2021	13.08	0.19	1.41	1.60	(0.48)	(0.27)	(0.75)
11/30/2020	11.55	0.19	1.64	1.83	(0.16)	(0.14)	(0.30)
11/30/2019	11.23	0.21	0.81	1.02	(0.36)	(0.34)	(0.70)
11/30/2018	12.14	0.22	(0.49)	(0.27)	(0.40)	(0.24)	(0.64)
Class R2
11/30/2022	14.36	0.16	(1.64)	(1.48)	(0.85)	(1.41)	(2.26)
11/30/2021	13.46	0.18	1.45	1.63	(0.46)	(0.27)	(0.73)
11/30/2020	11.87	0.17	1.70	1.87	(0.14)	(0.14)	(0.28)
11/30/2019	11.52	0.20	0.83	1.03	(0.34)	(0.34)	(0.68)
11/30/2018	12.43	0.22	(0.51)	(0.29)	(0.38)	(0.24)	(0.62)

30	See Notes to Financial Statements.

		Ratios to Average Net Assets:(a)			Supplemental Data:
Net asset value, end of period	Total return (%)(c)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$10.30	(12.00)	0.50	0.51	1.79	$1,808,434	104
14.01	12.89	0.49	0.49	1.56	2,293,947	47
13.15	17.09	0.52	0.52	1.81	2,087,948	60
11.60	10.19	0.52	0.52	2.15	1,974,100	25
11.28	(2.18)	0.51	0.51	2.12	1,214,155	31

10.21	(12.62)	1.25	1.26	1.02	135,989	104
13.90	12.01	1.24	1.24	0.78	223,713	47
13.06	16.17	1.27	1.27	1.03	254,523	60
11.53	9.35	1.27	1.27	1.41	337,420	25
11.22	(2.85)	1.26	1.26	1.35	223,823	31

10.30	(11.88)	0.35	0.36	1.89	27,902	104
14.01	13.06	0.34	0.34	1.73	84,162	47
13.15	17.26	0.37	0.37	1.97	70,406	60
11.60	10.35	0.37	0.37	2.31	73,256	25
11.28	(1.95)	0.36	0.36	2.27	46,998	31

10.35	(11.64)	0.17	0.18	2.15	42	104
14.05	13.25	0.17	0.17	1.18	58	47
13.18	17.47	0.18	0.18	2.23	75	60
11.62	10.56	0.19	0.19	2.40	47	25
11.29	(1.83)	0.22	0.22	2.38	10	31

10.30	(11.78)	0.25	0.26	2.07	56,783	104
14.00	13.26	0.24	0.24	1.81	41,327	47
13.15	17.29	0.27	0.27	2.08	37,220	60
11.60	10.45	0.26	0.26	2.47	29,487	25
11.28	(1.93)	0.26	0.26	2.38	14,440	31

10.24	(12.17)	0.70	0.71	1.63	340	104
13.93	12.72	0.69	0.69	1.37	820	47
13.08	16.86	0.72	0.72	1.61	725	60
11.55	9.93	0.72	0.72	1.93	588	25
11.23	(2.38)	0.71	0.71	1.85	512	31

10.62	(12.29)	0.85	0.86	1.44	593	104
14.36	12.55	0.84	0.84	1.23	686	47
13.46	16.58	0.87	0.87	1.44	594	60
11.87	9.85	0.87	0.87	1.77	837	25
11.52	(2.49)	0.86	0.86	1.83	360	31

See Notes to Financial Statements.	31

Financial Highlights (concluded)

MULTI-ASSET BALANCED OPPORTUNITY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(b)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2022	$13.98	$0.17	$(1.60)	$(1.43)	$(0.86)	$(1.41)	$(2.27)
11/30/2021	13.12	0.18	1.42	1.60	(0.47)	(0.27)	(0.74)
11/30/2020	11.58	0.18	1.65	1.83	(0.15)	(0.14)	(0.29)
11/30/2019	11.26	0.21	0.80	1.01	(0.35)	(0.34)	(0.69)
11/30/2018	12.16	0.22	(0.49)	(0.27)	(0.39)	(0.24)	(0.63)
Class R4
11/30/2022	14.01	0.19	(1.60)	(1.41)	(0.89)	(1.41)	(2.30)
11/30/2021	13.15	0.21	1.43	1.64	(0.51)	(0.27)	(0.78)
11/30/2020	11.60	0.21	1.66	1.87	(0.18)	(0.14)	(0.32)
11/30/2019	11.29	0.24	0.79	1.03	(0.38)	(0.34)	(0.72)
11/30/2018	12.19	0.24	(0.48)	(0.24)	(0.42)	(0.24)	(0.66)
Class R5
11/30/2022	14.03	0.22	(1.60)	(1.38)	(0.91)	(1.41)	(2.32)
11/30/2021	13.17	0.25	1.42	1.67	(0.54)	(0.27)	(0.81)
11/30/2020	11.62	0.20	1.70	1.90	(0.21)	(0.14)	(0.35)
11/30/2019	11.30	0.27	0.80	1.07	(0.41)	(0.34)	(0.75)
11/30/2018	12.20	0.29	(0.50)	(0.21)	(0.45)	(0.24)	(0.69)
Class R6
11/30/2022	14.04	0.23	(1.61)	(1.38)	(0.92)	(1.41)	(2.33)
11/30/2021	13.17	0.26	1.43	1.69	(0.55)	(0.27)	(0.82)
11/30/2020	11.61	0.24	1.67	1.91	(0.21)	(0.14)	(0.35)
11/30/2019	11.29	0.30	0.77	1.07	(0.41)	(0.34)	(0.75)
11/30/2018	12.19	0.24	(0.45)	(0.21)	(0.45)	(0.24)	(0.69)

(a)	Does not include expenses of the Underlying Funds in which the Fund invests.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

32	See Notes to Financial Statements.

		Ratios to Average Net Assets:(a)			Supplemental Data:
Net asset value, end of period	Total return (%)(c)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$10.28	(12.17)	0.75	0.76	1.53	$37,063	104
13.98	12.62	0.74	0.74	1.30	49,825	47
13.12	16.74	0.77	0.77	1.56	48,308	60
11.58	9.94	0.76	0.76	1.91	52,554	25
11.26	(2.34)	0.76	0.76	1.84	27,258	31

10.30	(12.00)	0.50	0.51	1.79	11,617	104
14.01	12.88	0.49	0.49	1.54	14,343	47
13.15	17.09	0.52	0.52	1.79	13,893	60
11.60	10.19	0.52	0.52	2.12	12,167	25
11.29	(2.17)	0.51	0.51	2.07	4,971	31

10.33	(11.69)	0.25	0.26	2.08	158	104
14.03	13.15	0.24	0.24	1.78	186	47
13.17	17.34	0.28	0.28	1.79	178	60
11.62	10.44	0.27	0.27	2.38	204	25
11.30	(1.85)	0.26	0.26	2.45	121	31

10.33	(11.73)	0.17	0.18	2.12	10,119	104
14.04	13.26	0.17	0.17	1.88	11,969	47
13.17	17.48	0.19	0.19	2.13	10,480	60
11.61	10.47	0.19	0.19	2.61	15,985	25
11.29	(1.83)	0.18	0.18	2.01	5,451	31

See Notes to Financial Statements.	33

Financial Highlights

MULTI-ASSET INCOME FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(b)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
11/30/2022	$17.39	$0.35	$(2.24)	$(1.89)	$(0.90)	$14.60
11/30/2021	16.47	0.32	1.21	1.53	(0.61)	17.39
11/30/2020	15.02	0.33	1.43	1.76	(0.31)	16.47
11/30/2019	14.34	0.40	0.78	1.18	(0.50)	15.02
11/30/2018	15.08	0.36	(0.62)	(0.26)	(0.48)	14.34
Class C
11/30/2022	17.68	0.24	(2.27)	(2.03)	(0.78)	14.87
11/30/2021	16.74	0.18	1.23	1.41	(0.47)	17.68
11/30/2020	15.25	0.22	1.47	1.69	(0.20)	16.74
11/30/2019	14.55	0.30	0.79	1.09	(0.39)	15.25
11/30/2018	15.29	0.26	(0.63)	(0.37)	(0.37)	14.55
Class F
11/30/2022	17.39	0.37	(2.24)	(1.87)	(0.92)	14.60
11/30/2021	16.47	0.34	1.22	1.56	(0.64)	17.39
11/30/2020	15.02	0.35	1.43	1.78	(0.33)	16.47
11/30/2019	14.34	0.42	0.78	1.20	(0.52)	15.02
11/30/2018	15.08	0.38	(0.62)	(0.24)	(0.50)	14.34
Class F3
11/30/2022	17.32	0.41	(2.25)	(1.84)	(0.94)	14.54
11/30/2021	16.40	0.37	1.21	1.58	(0.66)	17.32
11/30/2020	14.95	0.39	1.40	1.79	(0.34)	16.40
11/30/2019	14.27	0.44	0.78	1.22	(0.54)	14.95
11/30/2018	15.00	0.40	(0.61)	(0.21)	(0.52)	14.27
Class I
11/30/2022	17.28	0.39	(2.23)	(1.84)	(0.94)	14.50
11/30/2021	16.37	0.36	1.20	1.56	(0.65)	17.28
11/30/2020	14.93	0.36	1.42	1.78	(0.34)	16.37
11/30/2019	14.26	0.44	0.77	1.21	(0.54)	14.93
11/30/2018	14.99	0.40	(0.61)	(0.21)	(0.52)	14.26
Class R2
11/30/2022	17.92	0.31	(2.32)	(2.01)	(0.85)	15.06
11/30/2021	16.95	0.26	1.25	1.51	(0.54)	17.92
11/30/2020	15.44	0.29	1.47	1.76	(0.25)	16.95
11/30/2019	14.73	0.35	0.81	1.16	(0.45)	15.44
11/30/2018	15.47	0.32	(0.63)	(0.31)	(0.43)	14.73
Class R3
11/30/2022	17.39	0.31	(2.24)	(1.93)	(0.86)	14.60
11/30/2021	16.47	0.27	1.21	1.48	(0.56)	17.39
11/30/2020	15.02	0.29	1.43	1.72	(0.27)	16.47
11/30/2019	14.34	0.35	0.80	1.15	(0.47)	15.02
11/30/2018	15.08	0.33	(0.63)	(0.30)	(0.44)	14.34

34	See Notes to Financial Statements.

	Ratios to Average Net Assets:(a)			Supplemental Data:

Total return (%)(c)	Total expenses after waivers and/or reimbursements (%)	Total expense (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

(11.23)	0.49	0.50	2.30	$734,968	83
9.43	0.48	0.49	1.81	855,806	40
12.33	0.50	0.50	2.19	745,462	75
8.50	0.50	0.50	2.74	678,178	27
(1.79)	0.50	0.50	2.43	716,679	41

(11.92)	1.25	1.25	1.50	92,856	83
8.66	1.23	1.24	1.03	188,842	40
11.46	1.25	1.25	1.44	240,404	75
7.70	1.25	1.25	2.00	340,786	27
(2.51)	1.25	1.25	1.69	410,332	41

(11.10)	0.34	0.35	2.35	54,006	83
9.59	0.33	0.34	1.95	176,727	40
12.49	0.35	0.35	2.35	165,707	75
8.66	0.35	0.35	2.91	200,060	27
(1.64)	0.35	0.35	2.57	227,804	41

(10.98)	0.18	0.18	2.59	541	83
9.76	0.17	0.18	2.11	1,735	40
12.68	0.18	0.18	2.61	2,013	75
8.83	0.19	0.19	3.01	3,527	27
(1.47)	0.18	0.18	2.70	4,077	41

(11.02)	0.24	0.25	2.65	98,929	83
9.70	0.23	0.24	2.05	37,860	40
12.61	0.25	0.25	2.45	35,613	75
8.75	0.25	0.25	3.03	43,319	27
(1.48)	0.25	0.25	2.70	54,171	41

(11.54)	0.84	0.85	2.00	174	83
9.06	0.83	0.83	1.46	140	40
11.97	0.85	0.85	1.87	124	75
8.10	0.85	0.85	2.36	138	27
(2.09)	0.84	0.84	2.08	122	41

(11.46)	0.74	0.75	2.02	14,878	83
9.15	0.73	0.74	1.56	20,699	40
12.04	0.75	0.75	1.94	19,031	75
8.24	0.75	0.75	2.41	21,508	27
(2.03)	0.74	0.74	2.20	18,400	41

See Notes to Financial Statements.	35

Financial Highlights (concluded)

MULTI-ASSET INCOME FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(b)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class R4
11/30/2022	$17.39	$0.35	$(2.24)	$(1.89)	$(0.90)	$14.60
11/30/2021	16.47	0.31	1.22	1.53	(0.61)	17.39
11/30/2020	15.02	0.33	1.43	1.76	(0.31)	16.47
11/30/2019	14.34	0.38	0.80	1.18	(0.50)	15.02
11/30/2018	15.08	0.34	(0.60)	(0.26)	(0.48)	14.34
Class R5
11/30/2022	17.28	0.39	(2.22)	(1.83)	(0.94)	14.51
11/30/2021	16.38	0.36	1.19	1.55	(0.65)	17.28
11/30/2020	14.93	0.36	1.43	1.79	(0.34)	16.38
11/30/2019	14.26	0.42	0.79	1.21	(0.54)	14.93
11/30/2018	14.99	0.39	(0.60)	(0.21)	(0.52)	14.26
Class R6
11/30/2022	17.32	0.40	(2.24)	(1.84)	(0.94)	14.54
11/30/2021	16.40	0.37	1.21	1.58	(0.66)	17.32
11/30/2020	14.95	0.38	1.41	1.79	(0.34)	16.40
11/30/2019	14.27	0.44	0.78	1.22	(0.54)	14.95
11/30/2018	15.00	0.38	(0.59)	(0.21)	(0.52)	14.27

(a)	Does not include expenses of the Underlying Funds in which the Fund invests.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

36	See Notes to Financial Statements.

	Ratios to Average Net Assets:(a)			Supplemental Data:

Total return (%)(c)	Total expenses after waivers and/or reimbursements (%)	Total expense (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

(11.23)	0.49	0.50	2.29	$2,489	83
9.43	0.48	0.49	1.80	3,435	40
12.33	0.50	0.50	2.18	2,988	75
8.50	0.50	0.50	2.62	2,421	27
(1.77)	0.49	0.49	2.31	1,756	41

(11.02)	0.24	0.24	2.56	47	83
9.76	0.23	0.23	2.06	53	40
12.61	0.24	0.24	2.42	47	75
8.75	0.24	0.24	2.89	36	27
(1.55)	0.24	0.24	2.64	28	41

(10.98)	0.18	0.19	2.62	1,015	83
9.76	0.17	0.18	2.11	1,159	40
12.68	0.18	0.18	2.55	1,030	75
8.83	0.19	0.19	3.02	2,873	27
(1.47)	0.18	0.18	2.58	2,807	41

See Notes to Financial Statements.	37

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on August 16, 1993. The Trust consists of fourteen funds. This report covers the following two funds (separately, a “Fund” and collectively, the “Funds”) and their respective active share classes:

Funds	Classes
Lord Abbett Multi-Asset Balanced Opportunity Fund (“Multi-Asset Balanced Opportunity Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5 and R6
Lord Abbett Multi-Asset Income Fund (“Multi-Asset Income Fund”)	A, C, F, F3, I, R2, R3, R4, R5 and R6

The Funds’ Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Funds’ prospectus.

Multi-Asset Balanced Opportunity Fund’s investment objective is to seek current income and capital growth. Multi-Asset Income Fund’s investment objective is to seek a high level of current income. The Funds invest principally in other mutual funds (“Underlying Funds”) managed by Lord, Abbett & Co. LLC (“Lord Abbett”).

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class C shares redeemed before the first anniversary of purchase. Class C shares automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or financial intermediary through which a shareholder purchased Class C shares has records verifying that the C shares have been held at least eight years.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. These Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), the Board has designated the determination of fair value of the Funds’ portfolio investments to Lord Abbett, as valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the

38

Notes to Financial Statements (continued)

pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Investments in the Underlying Funds are valued at their NAV each business day at the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income and capital gain distributions are recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, on the Statements of Operations. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended November 30, 2019 through November 30, 2022. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon each Fund’s jurisdiction.

39

Notes to Financial Statements (continued)

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class F3 and R6 bear only their class-specific shareholder servicing expenses. Class A, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions on each Fund’s Statement of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Each Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–Each Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts in each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included, if applicable, in Net realized gain (loss) on forward foreign currency exchange contracts in each Fund’s Statement of Operations.

(h)	Futures Contracts–Each Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Credit Default Swaps–Each Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract

40

Notes to Financial Statements (continued)

(“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund makes periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indexes. These credit indexes are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where a Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. For the centrally cleared credit default swaps, there was minimal counterparty risk to the Fund, since such credit default swaps entered into were traded through a central clearinghouse, which guarantees against default.

41

Notes to Financial Statements (continued)

(j)	Options–Each Fund may purchase and write exchange-listed and over-the-counter put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

When a Fund writes (sells) an option, an amount equal to the premium received by each Fund is recorded as a liability in the Statements of Assets and Liabilities. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, each fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by each Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that each Fund pays a premium whether or not the option is exercised. Additionally, each Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Realized and change in unrealized gains and losses on purchased options are included in realized and change in unrealized gains and losses on investments in each Fund’s Statement of Operations.

(k)	Total Return Swaps–Each Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. Each Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, each Fund also may be required to pay an amount equal to that decline in value to their counterparty.

(l)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

42

Notes to Financial Statements (continued)

(m)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of November 30, 2022 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

The management fee is based on each Fund’s average daily net assets at an annual rate of .10%.

For the fiscal year ended November 30, 2022, the effective management fee, net of any applicable waivers, was based on each Fund’s average daily net assets at the following annualized rates:

Net Effective Management Fee
Multi-Asset Balanced Opportunity Fund	.10%
Multi-Asset Income Fund	.10%

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s daily

43

Notes to Financial Statements (continued)

net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived the following fund administration fees for the fiscal year ended November 30, 2022:

Fund	Fund Administration Fee
Multi-Asset Balanced Opportunity Fund	$94,132
Multi-Asset Income Fund	33,146

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The distribution and service fees are accrued daily and payable monthly. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class C	Class F(1)	Class P	Class R2	Class R3	Class R4
Service	.25%	.25%	–	.25%	.25%	.25%	.25%
Distribution	–	.75%	.10%	.20%	.35%	.25%	–

*	The Funds may designate a portion of the aggregate fees attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	The Class F Share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Funds’ prospectus.

Class F3, Class I, Class R5 and Class R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds , after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2022:

	Distributor Commissions	Dealers’ Concessions
Multi-Asset Balanced Opportunity Fund	$138,970	$867,606
Multi-Asset Income Fund	46,002	283,311

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2022:

	Class A	Class C
Multi-Asset Balanced Opportunity Fund	$23,638	$8,540
Multi-Asset Income Fund	16,850	6,217

One Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid monthly for Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

44

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal year ended November 30, 2022 and fiscal year ended November 30, 2021 was as follows:

Multi-Asset Balanced Opportunity Fund			Multi-Asset Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/22	11/30/21	11/30/22	11/30/21
Distributions paid from:
Tax Exempt Income	$–	$324,743	$–	$1,454,134
Ordinary income	173,818,814	93,819,030	65,287,761	41,891,075
Net long-term capital gains	271,701,274	53,919,159	–	–
Total distributions paid	$445,520,088	$148,062,932	$65,287,761	$43,345,209

As of November 30, 2022, the components of accumulated gains (losses) on a tax-basis were as follows:

	Multi-Asset Balanced	Multi-Asset
	Opportunity Fund	Income Fund
Undistributed ordinary income - net	$7,066,906	$3,457,798
Total undistributed earnings	7,066,906	3,457,798
Capital loss carryforwards*	(146,985,239)	(74,482,310)
Temporary differences	(9,441,511)	(4,360,183)
Unrealized gains (losses) - net	(143,792,074)	(89,627,711)
Total accumulated gains (losses) - net	$(293,151,918)	$(165,012,406)
*	The capital losses will carry forward indefinitely.

As of November 30, 2022, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

	Multi-Asset Balanced Opportunity Fund	Multi-Asset Income Fund
Tax cost	$2,244,138,847	$1,093,475,443
Gross unrealized gain	51,032,693	15,647,540
Gross unrealized loss	(194,844,583)	(105,284,955)
Net unrealized security gain (loss)	$(143,811,890)	$(89,637,415)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain distributions, other financial instruments and wash sales.

Permanent items identified during the fiscal year ended November 30, 2022 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Total Distributable Earnings (Loss )	Paid-in Capital
Multi-Asset Balanced Opportunity Fund	$(450,000)	$450,000

The permanent differences are attributable to certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2022 were as follows:

	Purchases	Sales
Multi-Asset Balanced Opportunity Fund	$2,395,456,526	$2,565,286,433
Multi-Asset Income Fund	918,311,359	999,705,731

There were no purchases or sales of U.S. Government securities for the fiscal year ended November 30, 2022.

45

Notes to Financial Statements (continued)

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Funds entered into forward foreign currency exchange contracts for the fiscal year ended November 30, 2022 (as described in Note 2(g)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

The Funds entered into domestic and foreign equity index futures contracts for the fiscal year ended November 30, 2022 (as described in Note 2(h)) to manage cash and economically hedge against changes in interest rates. The Funds bear the risk of interest rates moving unexpectedly, in which case the Funds may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

The Funds entered into options on indexes and foreign currencies for the fiscal year ended November 30, 2022 (as described in Note 2(j)) to obtain exposure to an issuer (the Reference Entity). The Funds’ use of swaptions and options involves the risk that Lord Abbett will not accurately predict expectations of market value of the Reference Entity, and the Funds’ returns could be reduced as a result. The Funds’ risk of loss from counterparty credit risk is the notional value of the contract.

The Funds entered into total return swaps on indexes and foreign currencies for the fiscal year ended November 30, 2022 (as described in Note 2(k)) to hedge credit risk. The Funds may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Funds may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Funds also may be required to pay an amount equal to that decline in value to their counterparty.

As of November 30, 2022 the Funds had the following derivatives at fair value, grouped into risk categories that illustrate the Funds use of derivative instruments:

Multi-Asset Balanced Opportunity Fund
Asset Derivatives	Equity Contracts
Futures Contracts(1)	$3,731,182
Purchased Options(2)	2,496,055
Liability Derivatives
Futures Contracts(1)	1,257,348
OTC Written Options(3)	577,993

46

Notes to Financial Statements (continued)

Multi-Asset Income Fund
Asset Derivatives	Equity Contracts
Futures Contracts(1)	$1,780,707
Purchased Options(2)	1,229,410
Liability Derivatives
Futures Contracts(1)	1,394,751
OTC Written Options(3)	284,683

(1)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(2)	Statements of Assets and Liabilities location: included in Investments in securities, at fair value.
(3)	Statements of Assets and Liabilities location: Options written outstanding, at fair value.

Transactions in derivative instruments for the fiscal year ended November 30, 2022, were as follows:

	Multi-Asset Balanced Opportunity Fund

	Equity Contracts	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(1)	$–	$–	$(70,216)
Futures Contracts(2)	26,344,095	(800,769)	–
Purchased Options(3)	18,092,216	–	3,315,082
Total Return Swap Contracts(4)	(1,425,320)	(5,892,345)	–
OTC Written Options(5)	(2,037,734)	–	(3,138,340)
Net Change in Unrealized Appreciation/Depreciation
Futures Contracts(6)	620,573	–	–
Purchased Options(7)	(7,354,336)	–	–
OTC Written Options(8)	1,579,407	–	–
Average Number of Contracts/Notional Amounts*
Total Return Swap Contracts(9)	$26,594,035	–	–
Futures Contracts(10)	1,053	502	–
Purchased Options(9)	$25,339	–	$93,538,462
OTC Written Options(9)	$(9,947)	–	$(82,461,538)

47

Notes to Financial Statements (continued)

	Multi-Asset Income Fund

	Equity Contracts	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(1)	$–	$–	$(34,584)
Futures Contracts(2)	10,829,700	(807,934)	–
Purchased Options(3)	8,911,091	–	1,682,372
Total Return Swap Contracts(4)	(701,958)	(2,902,129)	–
OTC Written Options(5)	(990,576)	–	(1,558,834)
Net Change in Unrealized Appreciation/Depreciation
Futures Contracts(6)	(485,922)	–	–
Purchased Options(7)	(3,622,292)	–	–
OTC Written Options(8)	777,917	–	–
Average Number of Contracts/Notional Amounts*
Total Return Swap Contracts(9)	$13,098,398	–	–
Futures Contracts(10)	511	239	–
Purchased Options(9)	$12,481	–	$46,076,923
OTC Written Options(9)	$(4,899)	–	$(40,615,385)

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended November 30, 2022.
(1)	Statements of Operations location: Net realized gain (loss) on forward foreign currency exchange contracts.
(2)	Statements of Operations location: Net realized gain (loss) on futures contracts.
(3)	Statements of Operations location: Net realized gain (loss) on investments includes options purchased.
(4)	Statements of Operations location: Net realized gain (loss) on swap contracts.
(5)	Statements of Operations location: Net realized gain (loss) on OTC written options.
(6)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(7)	Statements of Operations location: Net change in unrealized appreciation/depreciation on investments includes options purchased.
(8)	Statements of Operations location: Net change in unrealized appreciation/depreciation on OTC written options.
(9)	Amounts represents notional amounts in U.S. dollars.
(10)	Amounts represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statements of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and the counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statements of Assets and Liabilities across transactions between the Funds and the applicable counterparty:

48

Notes to Financial Statements (continued)

	Multi-Asset Balanced Opportunity Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
OTC Options Purchased	$2,496,055	$–	$2,496,055
Repurchase Agreements	1,641,072	–	1,641,072
Total	$4,137,127	$–	$4,137,127
		Amounts Not Offset in the
	Net Amounts of	Statement of Assets and Liabilities
Counterparty	Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Morgan Stanley	$20,187	$–	$–	$–	$20,187
UBS AG	2,475,868	(577,993)	–	–	1,897,875
Fixed Income Clearing Corp.	1,641,072	–	–	(1,641,072)	–
Total	$4,137,127	$(577,993)	$–	$(1,641,072)	$1,918,062
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
OTC Options Written	$577,993	$–	$577,993
Total	$577,993	$–	$577,993
		Amounts Not Offset in the
	Net Amounts of	Statement of Assets and Liabilities
Counterparty	Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
UBS AG	$577,993	$(577,993)	$–	$–	$–
Total	$577,993	$(577,993)	$–	$–	$–
		Multi-Asset Income Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
OTC Options Purchased	$1,229,410	$–	$1,229,410
Repurchase Agreements	1,282,194	–	1,282,194
Total	$2,511,604	$–	$2,511,604
	Net Amounts of	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Morgan Stanley	$9,943	$–	$–	$–	$9,943
UBS AG	1,219,467	(284,683)	–	–	934,784
Fixed Income Clearing Corp.	1,282,194	–	$–	$(1,282,194)	–
Total	$2,511,604	$(284,683)	$–	$(1,282,194)	$944,727
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
OTC Options Written	$284,683	$–	$284,683
Total	$284,683	$–	$284,683

49

Notes to Financial Statements (continued)

		Amounts Not Offset in the
	Net Amounts of	Statement of Assets and Liabilities
Counterparty	Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
UBS AG	$284,683	$(284,683)	$–	$–	$–
Total	$284,683	$(284,683)	$–	$–	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of November 30, 2022.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of November 30, 2022.

8.	TRUSTEES’ REMUNERATION

The Trust’s officers and one Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees may elect to defer receipt of a portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended November 30, 2022, the Funds did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

12.	TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year or any company which is under common ownership or control. Multi-Asset Balanced Opportunity Fund and Multi-Asset

50

Notes to Financial Statements (continued)

Income Fund had the following transactions with affiliated issuers during the fiscal year ended November 30, 2022:

		Multi-Asset Balanced Opportunity Fund
Affiliated Issuer	Value at 11/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Appreciation (Depreciation)	Value at 11/30/2022	Shares as of 11/30/2022	Dividend Income
Lord Abbett Investment Trust–Convertible Fund–Class I	$38,141,381	$140,350,698	$(79,581,043)	$1,084,174	(a)	$(8,240,863)	$86,596,052	6,786,525	$1,316,772
Lord Abbett Investment Trust–Core Fixed Income Fund–Class I	87,721,578	264,673,357	(335,819)	289,414	(b)	(16,000,851)	336,026,112	36,015,661	4,520,720
Lord Abbett Research Fund, Inc.–Dividend Growth Fund–Class I	–	359,263,268	–	–		31,594,423	390,857,691	20,812,444	254,764
Lord Abbett Securities Trust–Durable Growth Fund–Class I	177,699,338	169,304,591	(273,326,745)	(75,562,566)		1,885,382	–	–	156,160
Lord Abbett Global Fund, Inc.–Emerging Markets Bond Fund–Class I	119,016,869	4,884,371	(21,728,334)	(5,943,068)		(16,392,352)	79,837,486	20,160,981	4,884,371
Lord Abbett Investment Trust–Floating Rate Loan Fund–Class I	11,472,224	110,213,404	(114,447,562)	(7,229,489)		(8,577)	–	–	2,348,528
Lord Abbett Securities Trust–Focused Large Cap Value Fund–Class I	492,032,108	126,118,950	(580,019,432)	(40,132,647)		2,001,021	–	–	–
Lord Abbett Securities Trust–Focused Small Cap Value Fund–Class I	13,971,351	250,000	(13,762,145)	767,690		(1,226,896)	–	–	–
Lord Abbett Securities Trust–Fundamental Equity Fund–Class I	166,762,679	246,065,382	(40,027,008)	19,227,071	(c)	(1,439,752)	376,143,288	29,971,577	5,036,940
Lord Abbett Securities Trust–Growth Leaders Fund–Class I	299,984,032	110,866,315	(139,078,595)	2,313,401		(102,779,487)	171,305,666	6,098,457	–
Lord Abbett Research Fund, Inc.–Growth Opportunities Fund–Class I	158,387,442	95,043,387	(180,460,994)	(28,732,105	)(d)	(23,412,268)	–	–	–
Lord Abbett Investment Trust–High Yield Fund–Class I	451,367,037	17,452,482	(255,628,766)	(32,924,906	)(e)	(27,036,794)	152,624,937	24,498,385	16,848,366
Lord Abbett Investment Trust–Inflation Focused Fund–Class I	137,252,289	14,074,881	(64,296,814)	1,947,947		(9,638,012)	79,340,291	6,810,325	3,395,206
Lord Abbett Securities Trust–International Equity Fund–Class I	106,067,394	12,621,520	(5,703,398)	9,700,929	(f)	(24,829,818)	87,011,638	6,571,876	1,601,531
Lord Abbett Securities Trust–International Value Fund–Class I	210,076,641	8,295,133	(121,959,004)	(4,273,549)		(18,410,437)	73,728,784	10,623,744	8,070,134
Lord Abbett Mid-Cap Stock Fund–Class I	120,558,068	42,969,069	(147,850,727)	20,782,323	(g)	(26,591,078)	–	–	1,203,717
Lord Abbett Investment Trust–Short Duration Income Fund–Class I	15,670,366	101,335,847	(114,989,756)	(2,061,091)		44,634	–	–	440,140

51

Notes to Financial Statements (continued)

			Multi-Asset Balanced Opportunity Fund
Affiliated Issuer	Value at 11/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Appreciation (Depreciation)	Value at 11/30/2022	Shares as of 11/30/2022	Dividend Income
Lord Abbett Investment Trust–Ultra Short Bond Fund–Class I	$–	$571,673,871	$(310,871,022)	$(1,736,960)	$(401,245)	$258,664,644	26,394,351	$2,804,935
Lord Abbett Securities Trust–Value Opportunities Fund–Class I	108,120,324	–	(101,219,268)	(16,406,687)	9,505,631	–	–	–
Total				$(158,890,119)	$(231,377,339)	$2,092,136,589		$52,882,284

(a)	Includes $5,158,295 of distributed capital gains.
(b)	Includes $321,567 of distributed capital gains.
(c)	Includes $14,445,084 of distributed capital gains.
(d)	Includes $20,825,462 of distributed capital gains.
(e)	Includes $604,116 of distributed capital gains.
(f)	Includes $10,844,989 of distributed capital gains.
(g)	Includes $9,867,655 of distributed capital gains.

			Multi-Asset Income Fund
Affiliated Issuer	Value at 11/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Appreciation (Depreciation)	Value at 11/30/2022	Shares as of 11/30/2022	Dividend Income
Lord Abbett Investment Trust–Convertible Fund–Class I	$12,935,007	$67,282,697	$(37,093,929)	$1,547,271	(a)	$(4,232,094)	$38,707,231	3,033,482	$546,272
Lord Abbett Investment Trust–Core Fixed Income Fund–Class I	164,060,863	176,393,527	–	681,194	(b)	(33,089,675)	307,364,715	32,943,699	6,341,807
Lord Abbett Research Fund, Inc.–Dividend Growth Fund–Class I	–	99,119,756	–	–		7,563,133	106,682,889	5,680,665	32,286
Lord Abbett Securities Trust–Durable Growth Fund–Class I	67,358,168	69,562,350	(110,513,011)	(29,661,189)		3,253,682	–	–	64,014
Lord Abbett Global Fund, Inc.–Emerging Markets Bond Fund–Class I	62,761,365	2,481,575	(19,713,383)	(5,378,676)		(6,775,858)	33,375,023	8,428,036	2,481,575
Lord Abbett Investment Trust–Floating Rate Loan Fund–Class I	38,184,802	54,162,564	(87,311,945)	(4,762,977)		(272,444)	–	–	1,987,027
Lord Abbett Securities Trust–Focused Large Cap Value Fund–Class I	147,095,808	30,225,502	(164,855,263)	(13,686,606)		1,220,559	–	–	–
Lord Abbett Securities Trust–Focused Small Cap Value Fund–Class I	5,353,035	–	(5,181,545)	325,374		(496,864)	–	–	–
Lord Abbett Securities Trust–Fundamental Equity Fund–Class I	57,433,506	70,163,919	(15,930,330)	6,443,997	(c)	(43,658)	113,700,699	9,059,817	1,522,662
Lord Abbett Securities Trust–Growth Leaders Fund–Class I	89,024,074	27,696,050	(40,590,207)	(5,390,819)		(22,506,067)	48,233,031	1,717,089	–
Lord Abbett Research Fund, Inc.–Growth Opportunities Fund–Class I	49,248,133	6,532,246	(35,687,656)	(8,649,001	)(d)	(4,911,476)	–	–	–
Lord Abbett Investment Trust–High Yield Fund–Class I	232,287,718	9,618,356	(105,293,138)	(14,030,805	)(e)	(17,953,319)	104,317,957	16,744,455	9,307,500

52

Notes to Financial Statements (continued)

					Multi-Asset Income Fund
Affiliated Issuer	Value at 11/30/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Appreciation (Depreciation)	Value at 11/30/2022	Shares as of 11/30/2022	Dividend Income
Lord Abbett Investment Trust–Inflation Focused Fund–Class I	$107,147,185	$7,743,639	$(52,129,860)	$898,506	$(6,703,436)	$56,956,034	4,888,930	$2,645,947
Lord Abbett Municipal Income Fund, Inc.–Intermediate Tax Free Fund–Class I	21,821,309	–	(21,821,309)	547,678	(547,678)	–	–	3,088
Lord Abbett Securities Trust–International Equity Fund–Class I	54,072,999	6,345,217	(2,951,027)	5,618,038 (f)	(13,331,148)	44,225,320	3,340,281	816,458
Lord Abbett Securities Trust–International Value Fund–Class I	90,413,587	3,561,365	(49,602,135)	(3,220,279)	(6,476,102)	34,676,436	4,996,605	3,561,366
Lord Abbett Mid-Cap Stock Fund–Class I	37,452,060	13,855,635	(46,911,716)	8,755,465 (g)	(10,068,188)	–	–	378,694
Lord Abbett Investment Trust–Short Duration Income Fund–Class I	13,086,250	49,894,024	(61,850,518)	(1,229,608)	99,852	–	–	259,303
Lord Abbett Investment Trust–Ultra Short Bond Fund–Class I	–	223,672,937	(110,951,704)	(605,093)	(192,924)	111,923,216	11,420,736	1,166,135
Lord Abbett Securities Trust–Value Opportunities Fund–Class I	33,581,195	–	(31,317,055)	(5,217,985)	2,953,845	–	–	–
Total				$(67,015,515)	$(112,509,860)	$1,000,162,551		$31,114,134

(a)	Includes $1,731,721 of distributed capital gains.
(b)	Represents $681,194 of distributed capital gains.
(c)	Includes $4,366,735 of distributed capital gains.
(d)	Includes $6,532,246 of distributed capital gains.
(e)	Includes $310,855 of distributed capital gains.
(f)	Includes $5,528,759 of distributed capital gains.
(g)	Includes $3,083,256 of distributed capital gains.

13.	INVESTMENT RISKS

The Funds invest principally in the Underlying Funds and, as a result, a Fund’s performance is directly related to the Underlying Fund’s performance. Each Fund’s ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives and on the Fund’s particular allocation of assets among the Underlying Funds and the asset classes they represent. Consequently, a Fund is subject to the particular risks of the Underlying Funds in the proportion in which the Fund invests in them. The value of the Underlying Funds’ investments and the NAVs of the shares of both the Funds and their Underlying Funds will fluctuate in response to various market and economic factors related to the domestic and foreign equity and fixed income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest.

Certain instruments in which the Funds may invest may rely in some fashion upon LIBOR. On March 5, 2021 the United Kingdom Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and the remaining U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Abandonment of or modification to LIBOR could have adverse impacts on newly issued financial

53

Notes to Financial Statements (continued)

instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty and market instability.

Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund are subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to an Underlying Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which one or more of the Underlying Funds may invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after an Underlying Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Underlying Fund. High-yield bonds are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

Each Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general, a particular industry or sector, or to the changing prospects of individual companies in which the Underlying Funds invest. If an Underlying Fund’s assessment of market conditions or companies held in the Underlying Fund fails to produce the intended result, a Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Each Fund’s investment exposure to foreign (which may include emerging market) companies generally is subject to the risk that the value of securities issued by foreign companies may be adversely affected by political, economic and social volatility and subject to less government supervision, lack of transparency, or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement. The cost of a Fund’s potential use of forward currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing. The Underlying Fund’s investments in emerging market companies generally are subject to more risks than investments in developed market companies.

Because Multi-Asset Income Fund will be more heavily invested in fixed income funds than equity funds, it will be more affected by the risks associated with fixed income securities. Given Multi-Asset Balanced Opportunity Fund’s more balanced allocation among fixed income funds and equity funds, it will be affected by risks associated with both equity and fixed income investments.

Each Fund may invest in derivatives, either directly or through its Underlying Funds. Each Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, heightened counterparty risk, credit risk, and volatility. Illiquid securities may lower the Funds’ returns since the Funds may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index.

54

Notes to Financial Statements (continued)

Whether a Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If a Fund incorrectly forecasts these and other factors, its performance could suffer. A Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of each Fund’s investments. Market disruptions can also prevent the Funds from implementing their investment strategies and achieving their investment objectives.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has, and could again negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The COVID-19 pandemic and its effects may last for an extended period of time. Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and is likely to continue to contribute to, market volatility, inflation and systemic economic weakness. The foregoing could disrupt the operations of each Fund and its service providers, adversely affect the value and liquidity of each Fund’s investments, and negatively impact each Fund’s performance and your investment in each Fund.

These factors, and others, can affect each Fund’s performance.

55

Notes to Financial Statements (continued)

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
Multi-Asset Balanced Opportunity Fund	November 30, 2022		November 30, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	13,313,208	$147,197,515	15,718,373	$219,093,643
Converted from Class C*	3,398,592	36,477,615	1,813,202	25,251,677
Reinvestment of distributions	31,082,801	369,954,171	9,172,348	121,436,320
Shares reacquired	(36,026,029)	(391,622,754)	(21,736,270)	(301,735,617)
Increase	11,768,572	$162,006,547	4,967,653	$64,046,023
Class C Shares
Shares sold	966,551	$10,594,011	1,591,251	$21,981,160
Reinvestment of distributions	2,959,000	35,106,865	980,150	12,783,991
Shares reacquired	(3,270,084)	(35,402,667)	(4,142,411)	(57,084,175)
Converted to Class A*	(3,430,472)	(36,477,615)	(1,827,445)	(25,251,677)
Decrease	(2,775,005)	$(26,179,406)	(3,398,455)	$(47,570,701)
Class F Shares
Shares sold	599,800	$6,838,279	1,588,190	$22,203,336
Reinvestment of distributions	1,103,077	13,196,069	321,440	4,264,437
Shares reacquired	(5,003,453)	(54,841,556)	(1,255,877)	(17,384,631)
Increase (decrease)	(3,300,576)	$(34,807,208)	653,753	$9,083,142
Class F3 Shares
Shares sold	–	$–	137,517	$1,887,594
Reinvestment of distributions	–	–	293	4,059
Shares reacquired	–	–	(139,369)	(1,964,324)
Decrease	–	$–	(1,559)	$(72,671)
Class I Shares
Shares sold	3,900,170	$42,013,944	267,686	$3,705,542
Reinvestment of distributions	483,757	5,715,991	104,562	1,379,207
Shares reacquired	(1,822,561)	(18,487,539)	(252,535)	(3,512,697)
Increase	2,561,366	$29,242,396	119,713	$1,572,052
Class P Shares
Shares sold	10,022	$105,141	4,640	$64,269
Reinvestment of distributions	11,085	131,807	3,207	42,190
Shares reacquired	(46,820)	(526,811)	(4,346)	(58,636)
Increase (decrease)	(25,713)	$(289,863)	3,501	$47,823
Class R2 Shares
Shares sold	3,052	$33,902	4,536	$65,309
Reinvestment of distributions	8,897	109,251	2,401	32,495
Shares reacquired	(3,921)	(42,728)	(3,292)	(46,418)
Increase	8,028	$100,425	3,645	$51,386
Class R3 Shares
Shares sold	364,549	$4,006,659	442,079	$6,133,938
Reinvestment of distributions	667,120	7,933,931	201,349	2,654,458
Shares reacquired	(990,069)	(10,713,995)	(760,649)	(10,480,650)
Increase (decrease)	41,600	$1,226,595	(117,221)	$(1,692,254)

56

Notes to Financial Statements (continued)

		Year Ended	Year Ended
Multi-Asset Balanced Opportunity Fund	November 30, 2022		November 30, 2021
Class R4 Shares	Shares	Amount	Shares	Amount
Shares sold	196,398	$2,140,551	186,341	$2,581,625
Reinvestment of distributions	198,384	2,360,324	61,262	810,680
Shares reacquired	(291,102)	(3,100,878)	(280,367)	(3,908,608)
Increase (decrease)	103,680	$1,399,997	(32,764)	$(516,303)
Class R5 Shares
Shares sold	11,469	$130,262	1,014	$13,711
Reinvestment of distributions	2,618	31,169	813	10,816
Shares reacquired	(11,998)	(137,609)	(2,104)	(29,641)
Increase (decrease)	2,089	$23,822	(277)	$(5,114)
Class R6 Shares
Shares sold	113,969	$1,329,887	73,060	$998,649
Reinvestment of distributions	81,491	969,696	23,894	317,966
Shares reacquired	(68,917)	(741,044)	(40,122)	(566,495)
Increase	126,543	$1,558,539	56,832	$750,120

	Year Ended		Year Ended
Multi-Asset Income Fund	November 30, 2022		November 30, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	5,289,095	$82,211,859	7,457,828	$130,130,309
Converted from Class C*	3,590,158	54,668,017	2,175,517	37,996,319
Reinvestment of distributions	2,583,273	41,898,843	1,545,618	26,231,442
Shares reacquired	(10,326,927)	(157,380,890)	(7,219,942)	(125,560,967)
Increase	1,135,599	$21,397,829	3,959,021	$68,797,103
Class C Shares
Shares sold	389,221	$6,283,009	858,462	$15,189,649
Reinvestment of distributions	454,115	7,646,011	364,735	6,232,416
Shares reacquired	(1,747,429)	(27,414,964)	(2,768,395)	(48,922,317)
Converted to Class A*	(3,528,643)	(54,668,017)	(2,140,904)	(37,996,319)
Decrease	(4,432,736)	$(68,153,961)	(3,686,102)	$(65,496,571)
Class F Shares
Shares sold	849,785	$13,295,963	1,903,789	$33,202,909
Reinvestment of distributions	417,182	6,884,819	317,538	5,391,024
Shares reacquired	(7,732,186)	(118,851,678)	(2,118,074)	(36,836,058)
Increase (decrease)	(6,465,219)	$(98,670,896)	103,253	$1,757,875
Class F3 Shares
Reinvestment of distributions	4,537	$74,975	4,445	$75,006
Shares reacquired	(67,513)	(1,076,907)	(27,021)	(469,109)
Decrease	(62,976)	$(1,001,932)	(22,576)	$(394,103)
Class I Shares
Shares sold	6,489,944	$98,414,444	301,493	$5,206,794
Reinvestment of distributions	187,230	2,915,241	83,323	1,406,639
Shares reacquired	(2,043,881)	(29,674,290)	(368,965)	(6,366,664)
Increase	4,633,293	$71,655,395	15,851	$246,769

57

Notes to Financial Statements (concluded)

	Year Ended		Year Ended
Multi-Asset Income Fund	November 30, 2022		November 30, 2021
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	3,310	$50,512	246	$4,388
Reinvestment of distributions	427	7,125	234	4,068
Shares reacquired	(5)	(75)	(5)	(92)
Increase	3,732	$57,562	475	$8,364
Class R3 Shares
Shares sold	175,744	$2,649,388	177,658	$3,100,204
Reinvestment of distributions	60,939	995,718	38,389	650,157
Shares reacquired	(407,800)	(6,226,183)	(181,132)	(3,117,936)
Increase (decrease)	(171,117)	$(2,581,077)	34,915	$632,425
Class R4 Shares
Shares sold	37,734	$588,100	42,548	$739,053
Reinvestment of distributions	8,989	145,521	6,706	113,809
Shares reacquired	(73,740)	(1,212,791)	(33,077)	(576,138)
Increase (decrease)	(27,017)	$(479,170)	16,177	$276,724
Class R5 Shares
Shares sold	72	$1,113	149	$2,592
Reinvestment of distributions	134	2,154	81	1,368
Shares reacquired	(17)	(265)	(19)	(335)
Increase	189	$3,002	211	$3,625
Class R6 Shares
Shares sold	7,808	$120,422	3,972	$67,983
Reinvestment of distributions	3,244	52,056	2,137	36,155
Shares reacquired	(8,169)	(133,753)	(1,979)	(34,928)
Increase	2,883	$38,725	4,130	$69,210

*	Automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted.

58

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Lord Abbett Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Multi-Asset Balanced Opportunity Fund and Lord Abbett Multi-Asset Income Fund, two of the funds constituting the Lord Abbett Investment Trust (the “Trust”), as of November 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting the Lord Abbett Investment Trust as of November 30, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

January 25, 2023

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

59

Investments in Underlying Funds (unaudited)

The Funds invests in Underlying Funds managed by Lord Abbett. As of November 30, 2022, each Fund’s long-term investments were allocated among the Underlying Funds as follows:

Multi-Asset Balanced Opportunity Fund’s Investments:

Underlying Fund Name	%
Lord Abbett Investment Trust - Convertible Fund - Class I	4.14%
Lord Abbett Investment Trust - Core Fixed Income Fund - Class I	16.06%
Lord Abbett Research Fund, Inc. - Dividend Growth Fund - Class I	18.68%
Lord Abbett Global Fund, Inc. - Emerging Markets Bond Fund - Class I	3.82%
Lord Abbett Securities Trust - Fundamental Equity Fund - Class I	17.98%
Lord Abbett Securities Trust - Growth Leaders Fund - Class I	8.19%
Lord Abbett Investment Trust - High Yield Fund - Class I	7.30%
Lord Abbett Investment Trust - Inflation Focused Fund - Class I	3.79%
Lord Abbett Securities Trust - International Equity Fund - Class I	4.16%
Lord Abbett Securities Trust - International Value Fund - Class I	3.52%
Lord Abbett Investment Trust - Ultra Short Bond Fund - Class I	12.36%

Multi-Asset Income Fund’s Investments:

Underlying Fund Name	%
Lord Abbett Investment Trust - Convertible Fund - Class I	3.87%
Lord Abbett Investment Trust - Core Fixed Income Fund - Class I	30.73%
Lord Abbett Research Fund, Inc. - Dividend Growth Fund - Class I	10.67%
Lord Abbett Global Fund, Inc. - Emerging Markets Bond Fund - Class I	3.34%
Lord Abbett Securities Trust - Fundamental Equity Fund - Class I	11.37%
Lord Abbett Securities Trust - Growth Leaders Fund - Class I	4.82%
Lord Abbett Investment Trust - High Yield Fund - Class I	10.43%
Lord Abbett Investment Trust - Inflation Focused Fund - Class I	5.69%
Lord Abbett Securities Trust - International Equity Fund - Class I	4.42%
Lord Abbett Securities Trust - International Value Fund - Class I	3.47%
Lord Abbett Investment Trust - Ultra Short Bond Fund - Class I	11.19%

The Ten Largest Holdings and the Holdings by Sector as of November 30, 2022, for each Underlying Fund are presented below. Each Underlying Fund’s annual and semiannual reports, which are sent to shareholders and filed with the SEC, contain information about the Underlying Fund’s portfolio holdings, including a complete schedule of holdings. A complete schedule of holdings for each Underlying Fund is also filed with the SEC on Form N-PORT as of the end of each respective Underlying Fund’s first and third quarters. In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The information for the most recently ended calendar quarter may be viewed at www.lordabbett.com or requested at no charge by calling Lord Abbett at 888-522-2388.

60

Investments in Underlying Funds (unaudited) (continued)

Lord Abbett Investment Trust – Convertible Fund

Ten Largest Holdings	% of Investments
Canopy Growth Corp., 4.250%, 7/15/2023	5.61%
Shopify, Inc., 0.125%, 11/1/2025	3.84%
NextEra Energy, Inc., 6.219%, 9/1/2023	3.74%
Coupa Software, Inc., 0.125%, 6/15/2025	3.18%
Chegg, Inc., 0.125%, 3/15/2025	3.05%
Palo Alto Networks, Inc., 0.375%, 6/1/2025	2.74%
Uber Technologies, Inc., 12/15/2025	2.51%
Western Digital Corp., 1.500%, 2/1/2024	2.50%
Sunrun, Inc., 2/1/2026	2.31%
Block, Inc., 5/1/2026	2.28%

Holdings by Sector	% of Investments
Basic Materials	0.76%
Communications	23.32%
Consumer Cyclical	6.14%
Consumer Non Cyclical	27.36%
Energy	11.89%
Financials	2.59%
Industrial	5.89%
Technology	14.10%
Utilities	4.89%
Repurchase Agreements	3.06%
Total	100.00%

Lord Abbett Investment Trust – Core Fixed Income Fund

Ten Largest Holdings	% of Investments
U.S. Treasury Bond, 3.125%, 3/22/2023	3.73%
U.S. Treasury Note, 4.500%, 11/30/2024	3.71%
U.S. Treasury Bond, 4.00%, 11/15/2042	2.55%
U.S. Treasury Note 1.75%, 2/31/2023	2.55%
U.S. Treasury Bill, 0.010%, 3/14/2023	2.20%
U.S. Treasury Note 2.625%, 3/31/2023	2.03%
U.S. Treasury Note 3.00%, 6/30/2023	1.90%
U.S. Treasury Note 4.125%, 10/31/2027	1.87%
Fannie Mae or Freddie Mac, 3.000%, TBA	1.41%
Fannie Mae or Freddie Mac, 3.500%, TBA	1.39%

61

Investments in Underlying Funds (unaudited) (continued)

Holdings by Sector	% of Investments
Asset-Backed Securities	14.84%
Basic Material	0.35%
Communications	2.79%
Consumer Cyclical	1.18%
Consumer Non Cyclical	4.26%
Energy	2.99%
Financials	11.45%
Foreign Government	1.84%
Industrial	0.76%
Mortgage-Backed Securities	4.00%
Technology	1.37%
U.S. Government	48.41%
Utilities	4.54%
Repurchase Agreements	1.22%
Total	100.00%

Lord Abbett Research Fund, Inc. – Dividend Growth Fund

Ten Largest Holdings	% of Investments
Microsoft Corp.	6.71%
Bank of America Corp.	3.69%
UnitedHealth Group, Inc.	3.56%
Exxon Mobil Corp.	3.50%
Master Card, Inc.	3.17%
NextEra Energy, Inc.	3.04%
Apple, Inc.	297%
Coca-Cola Co. (The)	2.74%
Morgan Stanley	2.62%
Ameriprise Financial, Inc.	2.61%

Holdings by Sector	% of Investments
Consumer Discretionary	9.22%
Consumer Staples	7.42%
Energy	4.86%
Financials	16.37%
Health Care	14.55%
Industrials	11.29%
Information Technology	22.88%
Materials	6.22%
Real Estate	2.49%
Utilities	3.44%
Repurchase Agreements	1.26%
Total	100.00%

62

Investments in Underlying Funds (unaudited) (continued)

Lord Abbett Global Fund, Inc. – Emerging Markets Bond Fund

Ten Largest Holdings	% of Investments
Oman Government International Bond, 4.750%, 6/15/2026	1.93%
Republic of Egypt, 3.875%, 2/16/2026	1.56%
United Mexican States, 2.659%, 5/24/2031	1.54%
Saudi International Bond, 3.450%, 2/2/2061	1.53%
Philippine Government International Bond, 2.650%, 12/10/2045	1.51%
Republic of Turkey, 4.250%, 4/14/2026	1.47%
State of Qatar, 3.250%, 6/2/2026	1.41%
Republic of Nigeria, 6.500%, 11/28/2027	1.35%
KSA Sukuk Ltd., 5.268%, 10/25/2028	1.30%
Abu Dhabi Government International Bond, 1.700%, 3/2/2031	1.29%

Holdings by Sector	% of Investments
Basic Materials	0.95%
Communications	0.71%
Consumer Non Cyclical	1.46%
Energy	17.09%
Financial	4.30%
Foreign Government	69.40%
Industrial	0.33%
Utilities	5.61%
Repurchase Agreements	0.15%
Total	100.00%

Lord Abbett Securities Trust – Fundamental Equity Fund

Ten Largest Holdings	% of Investments
UnitedHealth Group, Inc.	2.92%
Pfizer, Inc.	2.78%
JPMorgan Chase & Co.	2.63%
Raytheon Technologies Corp.	2.60%
Procter & Gamble Co. (The)	2.33%
Shell plc	2.27%
Schlumberger NV	2.27%
Ameriprise Financial, Inc.	2.24%
AbbVie, Inc.	2.11%
Wells Fargo & Co.	2.06%

Holdings by Sector	% of Investments
Communication Services	5.17%
Consumer Discretionary	7.27%
Consumer Staples	5.08%
Energy	8.40%
Financials	21.35%
Health Care	15.18%
Industrials	13.88%
Information Technology	12.14%
Materials	4.76%
Real Estate	2.37%
Utilities	2.57%
Repurchase Agreements	1.83%
Total	100.00%

63

Investments in Underlying Funds (unaudited) (continued)

Lord Abbett Securities Trust – Growth Leaders Fund

Ten Largest Holdings	% of Investments
Apple, Inc.	9.11%
Microsoft Corp.	6.70%
Alphabet, Inc.	3.51%
Lululemon Athletica, Inc.	2.62%
Enphase Energy, Inc.	2.52%
Mastercard, Inc.	2.45%
Arista Networks, Inc.	2.14%
Chipotle Mexican Grill, Inc.	2.11%
Vertex Pharmaceuticals, Inc.	2.07%
Eli Lilly & Co.	1.82%

Holdings by Sector	% of Investments
Communication Services	5.76%
Consumer Discretionary	15.61%
Consumer Staples	1.81%
Energy	1.61%
Financials	0.74%
Health Care	17.70%
Industrials	6.85%
Information Technology	46.76%
Materials	0.98%
Repurchase Agreements	2.18%
Total	100.00%

Lord Abbett Investment Trust – High Yield Fund

Ten Largest Holdings	% of Investments
Sprint Capital Corp., 6.875%, 11/15/2028	1.04%
Occidental Petroleum Corp., 6.125%, 1/1/2031	0.99%
Tenet Healthcare Corp., 4.375%, 1/15/2030	0.79%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.750%, 3/1/2030	0.73%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 8/15/2030	0.71%
Jazz Securities DAC, 4.375%, 1/15/2029	0.68%
Ford Motor Credit Co. LLC, 2.900%, 2/10/2029	0.65%
Medline Borrower LP, 3.875%, 4/1/2029	0.61%
Ford Motor Co., 3.250%, 2/12/2032	0.52%
Perrigo Finance Unlimited Co., 4.400%, 6/15/2030	0.51%

Holdings by Sector	% of Investments
Basic Material	5.75%
Communications	10.16%
Consumer Cyclical	21.19%
Consumer Non Cyclical	17.60%
Energy	20.08%
Financial	4.34%
Foreign Government	0.07%
Industrial	10.72%
Mortgage-Backed Securities	0.42%
Technology	4.63%
Utilities	4.90%
Money Market Fund	0.09%
Time Deposit	0.01%
Repurchase Ageements	0.04%
Total	100.00%

64

Investments in Underlying Funds (unaudited) (continued)

Lord Abbett Investment Trust – Inflation Focused Fund

Ten Largest Holdings	% of Investments
U.S. Treasury Bill, 0.010%, 3/14/2023	2.49%
U.S. Treasury Bill, Zero Coupon, 1/24/2023	2.49%
BDS Ltd. 2022-FL11, 5.732%, 3/19/2039	0.80%
BXHPP Trust 2021-FILM, 4.525%, 8/15/2036	0.76%
UBS AG, 5.125%, 5/15/2024	0.73%
MF1 Ltd. 2021-FL7, 5.019%, 10/16/2036	0.73%
Danske Bank A/S, 5.375%, 1/12/2024	0.66%
Credit Suisse Mortgage Capital Certificates 2021-BHAR, 5.026%, 11/15/2038	0.63%
Exeter Automobile Receivables Trust 2020-2A, 7.190%, 9/15/2027	0.62%
GS Mortgage Securities Corp. Trust 2021-RENT, 5.039%, 11/21/2035	0.61%

Holdings by Sector	% of Investments
Asset Backed Securities	27.73%
Basic Material	2.75%
Communications	2.35%
Consumer Cyclicals	4.90%
Consumer Non Cyclical	3.41%
Energy	6.13%
Financial	25.75%
Foreign Government	0.06%
Industrial	0.58%
Material and Processing	0.16%
Mortagage Backed Securities	14.91%
Technology	1.19%
U.S. Government	5.07%
Utilities	4.06%
Repurchase Agreements	0.95%
Total	100.00%

Lord Abbett Securities Trust – International Equity Fund

Ten Largest Holdings	% of Investments
LVMH Moet Hennessy Louis Vuitton SE	2.41%
Novo Nordisk A/S	2.27%
Shell plc	2.15%
ASML Holding NV	1.94%
BHP Group Ltd.	1.92%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.75%
AstraZeneca plc	1.69%
Schneider Electric SE	1.61%
AIA Group Ltd.	1.55%
Alibaba Group Holding Ltd.	1.54%

65

Investments in Underlying Funds (unaudited) (continued)

Holdings by Sector	% of Investments
Communication Services	3.33%
Consumer Discretionary	14.57%
Consumer Staples	8.73%
Energy	7.73%
Financials	20.37%
Health Care	10.47%
Industrials	13.93%
Information Technology	9.79%
Materials	6.40%
Utilities	1.55%
Repurchase Agreements	3.13%
Total	100.00%

Lord Abbett Securities Trust – International Value Fund

Ten Largest Holdings	% of Investments
Shell plc	4.48%
Novartis AG Registered Shares	3.04%
BHP Group Ltd.	2.79%
Unilever plc	2.73%
Sanofi	2.55%
Sumitomo Mitsui Financial Group, Inc.	2.49%
AstraZeneca plc	2.43%
Imperial Brands plc	2.26%
Toyota Motor Corp.	2.24%
Orange SA	2.22%

Holdings by Sector	% of Investments
Communication Services	3.36%
Consumer Discretionary	9.95%
Consumer Staples	11.89%
Energy	9.02%
Financials	25.63%
Health Care	11.42%
Industrials	13.22%
Information Technology	3.07%
Materials	7.49%
Real Estate	0.88%
Utilities	4.07%
Total	100.00%

66

Investments in Underlying Funds (unaudited) (concluded)

Lord Abbett Investment Trust-Ultra Short Bond Fund

Ten Largest Holdings	% of Investments
U.S. Treasury Bill 0.01%, 3/14/2023	3.93%
U.S. Treasury Note, 1.75%, 3/31/2023	2.65%
U.S. Treasury Note, 4.50%, 11/30/2024	1.91%
Bank of America Corp. 3.55%, 12/20/2023	1.54%
Canadian Imperial Bank of Commerce., 4.206%, 3/17/2023	1.25%
Goldman Sachs Group, Inc., 5.442%, 2/23/2023	1.20%
Santander UK Group Holdings plc, 3.373%, 1/5/2024	1.13%
Bank of America Corp., 3.55%, 3/5/2024	1.08%
Morgan Stanley., 3.737%, 4/24/2024	1.06%
Verizon Master Trust 2022-1, A, 1, 1.04%, 1/20/2027	1.04%

Holdings by Sector	% of Investments
Asset Backed Securities	24.71%
Basic Materials	1.67%
Communications	2.10%
Consumer Cyclical	5.48%
Consumer Non-Cyclical	3.97%
Energy	2.44%
Financial	40.95%
Industrial	1.54%
Mortgage-Backed Securities	6.42%
Technology	0.49%
U.S. Government	5.84%
Utilities	4.39%
Total	100.00%

67

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 62 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011; Vice Chair since 2023	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Previously served as director of Anthem, Inc., a health benefits company (1994–2021).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as director of Johnson & Johnson (2005–2022). Previously served as director of Xerox Corporation (2007–2018).

68

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present), Virtual Combine (2018–Present), and Mariposa Family Learning Center (2021–Present). Previously served as director of SummerMoon Coffee (2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine – School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chair since 2017

Principal Occupation: Chair of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as Chair of Crane Co. (since 2020, director since 1998), Director of Alphatec Spine (since 2018), and Director of Exagen Inc. (since 2019). Previously served as director of electroCore, Inc. (2018–2020).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 62 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

69

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014-2018).

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Jennifer C. Karam (1970)	Vice President and Assistant Secretary	Elected in 2022	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2012.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

70

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018–2022) and Assistant General Counsel at Neuberger Berman (2014–2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

71

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

72

Tax Information (unaudited)

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Multi-Asset Balanced Opportunity Fund	12%	19%
Multi-Asset Income Fund	9%	17%

Additionally, of the distributions paid to the shareholders during the fiscal year ended November 30, 2022, the following amount represent long-term capital gains:

Fund Name
Multi-Asset Balanced Opportunity Fund	$271,701,274

Each fund intends to pass through foreign source income and foreign taxes as follows:

Fund Name	Foreign Source Income	Foreign Taxes
Multi-Asset Balanced Opportunity Fund	$3,658,661	$117,908
Multi-Asset Income Fund	1,684,431	58,804

73

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Investment Trust Lord Abbett Multi-Asset Balanced Opportunity Fund Lord Abbett Multi-Asset Income Fund	LASAF-2 (01/23)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Convertible Fund

Core Fixed Income Fund

Core Plus Bond Fund

Corporate Bond Fund

Floating Rate Fund

High Yield Fund

Income Fund

Inflation Focused Fund

Short Duration Core Bond Fund

Short Duration Income Fund

Total Return Fund

Ultra Short Bond Fund

For the fiscal year ended November 30, 2022

Table of Contents

1	A Letter to Shareholders

32	Investment Comparisons

55	Information About Your Fund’s Expenses and Holdings Presented by Sector

Schedules of Investments:

80	Convertible Fund

86	Core Fixed Income Fund

104	Core Plus Bond Fund

132	Corporate Bond Fund

141	Floating Rate Fund

176	High Yield Fund

205	Income Fund

221	Inflation Focused Fund

266	Short Duration Core Bond Fund

288	Short Duration Income Fund

343	Total Return Fund

365	Ultra Short Bond Fund

382	Statements of Assets and Liabilities

390	Statements of Operations

396	Statements of Changes in Net Assets

404	Financial Highlights

452	Notes to Financial Statements

513	Report of Independent Registered Public Accounting Firm

514	Supplemental Information to Shareholders

Lord Abbett Investment Trust

Lord Abbett Convertible Fund, Lord Abbett Core Fixed Income Fund, Lord Abbett Core Plus Bond Fund, Lord Abbett Corporate Bond Fund, Lord Abbett Floating Rate Fund, Lord Abbett High Yield Fund, Lord Abbett Income Fund, Lord Abbett Inflation Focused Fund, Lord Abbett Short Duration Core Bond Fund, Lord Abbett Short Duration Income Fund, Lord Abbett Total Return Fund, and Lord Abbett Ultra Short Bond Fund
Annual Report

For the fiscal year ended November 30, 2022

From left to right: James L.L. Tullis, Independent Chair of the Lord Abbett Funds and Douglas B. Sieg Trustee, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended November 30, 2022. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Trustee, President and Chief Executive Officer

Lord Abbett Convertible Fund

For the fiscal year ended November 30, 2022, the Fund returned -21.50%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the

ICE BofA U.S. Convertibles Index,1 which returned -15.95% over the same period.

U.S. markets faced many challenges throughout the twelve-month period ending November 30, 2022, including the spread of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, tighter fiscal and monetary policy, and Russia’s invasion of Ukraine. The Dow Jones Industrial Average was up 2.48% and the S&P 500® Index fell -9.21%, while the tech-heavy Nasdaq Composite lost -25.59%. Value stocks2 significantly outperformed growth stocks3 (1.95% vs -21.59%), while large cap stocks4 outperformed small cap stocks5 (-10.66% vs -13.01%).

Within fixed income, rates spiked across the U.S. yield curve, causing softness in U.S. Treasuries6, which returned -12.46%. Investment grade corporate bonds7 also exhibited poor performance, returning -12.32% over the period as a combination of wider spreads and rising rates were both headwinds for the asset class. Although several macro headwinds led to increased recessionary fears in the U.S. economy, lower quality assets outperformed their higher quality counterparts given their more limited sensitivity to rate volatility. High yield bonds8 and leveraged loans9 returned -8.82% and -0.79%, respectively, over the period, outperforming investment grade corporates.

In November 2021, just prior to the start of the period, the World Health Organization designated the newly discovered Omicron variant as a “variant of concern”, leading to one of the largest selloffs of U.S. risk assets since the start of the pandemic, amid fears that the world would succumb to a new wave of infections. U.S. cases hit the highest levels of the pandemic in December, rising above 580,000 new cases in the last week of the month, more than doubling the previous record high. Yet, negative sentiment quickly reversed as cases proved to be generally less severe than prior strains. Market sentiment also increased after the

Center for Disease Control shortened its suggested isolation policy for those infected from 10 days to five.

Inflationary concerns began to take focus towards the end of 2021 and became a dominant story throughout the period. Headline consumer price index (CPI) readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. This debate was intensified by November’s headline consumer price index rising 6.8% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to supply and demand imbalances across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June.

Energy costs were the primary driver of inflation for the period, rising more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine. Investors were concerned about the secondary effects of the war, particularly from a commodity and supply chain standpoint. Russia has been a large exporter of oil and certain minerals, and the various sanctions set on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014. The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging that price pressures would likely be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Five additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, and 75 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.00% by November 2, 2022. Bond yields shot up in response to this aggressive policy, leading to a bearish curve flattening and ultimately a yield curve inversion, as shorter-term yields moved higher than longer-term yields

Separately, global markets faced increased geopolitical tensions due to Russia’s invasion of Ukraine on February 23rd. Tensions remained elevated for the remainder of the twelve-month period, as Russia continued to weaponize energy flows, annexed four Ukrainian regions, and ratcheted up its nuclear warnings. In addition, the rhetoric between the U.S. and China over Taiwan further heated up after U.S. House of Representatives Speaker Nancy Pelosi visited Taiwan in August. China responded to the trip with large-scale military drills, which led to a pledge by U.S. President Joe Biden to defend the democratically governed island.

Key macroeconomic indicators mostly trended lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries among investors that a recession was pending continued to grow, causing consumer sentiment to decline to lower levels than during the height of the COVID-19 pandemic and the global financial crisis of 2008 as measured by the consumer confidence index.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one positive development was the peak inflation narrative, which included a 99 day stretch of declines in U.S. gasoline prices and October CPI coming in better than expected on both the headline and core numbers. In addition, apartment rents fell for the first time in nearly two years in July, and lumber prices declined by more than 70% from their March peak late in the third quarter, falling back to pre-COVID levels. The second quarter of 2022 earnings season also generated a lot of “better-than-feared” takeaways, including a common theme of relatively stable demand and pricing power protecting margins. Third-quarter earnings were slightly below expectations but provided evidence of healthy consumer spending. Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.7% as of the end of November.

As a result of supply chain dislocations, labor shortages, inflationary pressures, restrictive fiscal and monetary policy, and geopolitical tensions surrounding Russia’s invasion of Ukraine, high innovation small and midcap companies, particularly those aggressively reinvesting in research and development to drive future revenues and earnings, underperformed lower growth, lower valuation names within the index during the period as the market has largely expressed a technical preference for companies with positive earnings today, compared to larger growth potential in the future. As such, the Fund’s exposure to small and midcap secular growth companies, such as MongoDB, Inc., a general-purpose database platform, was a primary drag on relative performance.

Security selection within the biotechnology and medical device industries was also a notable detractor from relative performance over the period. Thematically, smaller names within biotech and medical devices, such as Dexcom, Inc., a developer of continuous glucose monitoring systems for diabetes management, faced several unique challenges to begin the period which ultimately impacted performance. Entering 2022, the biotech industry was already grappling with the continued shift in investor demand for stocks of companies that were more closely tied to the reopening of the U.S. economy following the Food and Drug Administration (FDA) approval of COVID vaccines. However, the industry was also negatively affected by a constrained FDA that was redirecting most of its resources to combat the pandemic, which led to the delay of the approval of several drug and therapies, a string of bad data from several high-profile companies, and too much supply in the market as a result of a record of IPOs in 2021.

The Fund’s overweight to convertible securities with a lower delta was a prominent contributor to relative performance over the period. Although many of the underlying stocks of these issuers corrected significantly over the period, their strong credit characteristics provided resilience relative to more equity-sensitive counterparts.

The Fund’s position in Scorpio Tankers, Inc., a tanker shipping company, was also a notable contributor to relative performance over the period as the company benefitted from soaring demand for crude oil and refined petroleum products. As mentioned above, global markets were faced with increased geopolitical tensions throughout the period that ultimately culminated in the Russian invasion of Ukraine in February. The invasion resulted in oil prices rising to nearly $100 per barrel amid fears of a supply shortage, which greatly benefited stock prices of many energy companies — including Scorpio Tankers.

Lord Abbett Core Fixed Income Fund

For the fiscal year ended November 30, 2022, the Fund returned -13.54%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg U.S. Aggregate Bond Index,10 which returned -12.84%.

The twelve-month period ending November 30, 2022 was full of challenges for U.S. markets as the world faced the emergence of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, less accommodative fiscal and monetary policy, and Russia’s invasion of Ukraine. The major risk to assets proved to be inflationary pressures and an increasingly hawkish U.S. Federal Reserve (Fed). Rates spiked across the U.S. yield curve, causing a steep decline in U.S. Treasuries6 which returned -12.32%. Investment grade corporate bonds7 also exhibited poor performance, returning -15.46% over the period primarily driven by rising rates and also modest spread widening.

 Although several macro headwinds led to increased recessionary fears in the U.S. economy, lower quality fixed income outperformed their higher quality counterparts given their higher carry, lower duration and more limited sensitivity to rate volatility. High yield bonds8 and leveraged loans9 returned -8.82% and -0.79%, respectively, over the period, outperforming investment grade corporates. Within high yield, B-rated outperformed both BB-rated and CCC-rated segments of the market and there was significant dispersion across sectors with Energy and Capital Goods outperforming other sectors such as Healthcare and Retail. Leveraged loans were able to outperform high yield bonds significantly during the period given their insulation from rate volatility due to their floating-rate coupons.

Inflationary concerns began to take focus towards the end of 2021 and became a dominant story throughout the period. Headline consumer price index (CPI) readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. This debate was intensified by November’s headline consumer price index rising 6.8% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to supply and demand imbalances across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June.

Energy costs were the primary driver of inflation for the period, rising more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine. Investors were concerned about the secondary effects of the war, particularly from a commodity and supply chain standpoint. Russia has been a large exporter of oil and certain minerals, and the various sanctions set on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014. The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging that price pressures would likely be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Five additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, and 75 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.00% by November 2, 2022. Bond yields shot up in response to this aggressive policy, leading to a bearish curve flattening and ultimately a yield curve inversion, as shorter-term yields moved higher than longer-term yields.

Key macroeconomic indicators mostly trended lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries among investors that a recession was pending continued to grow, causing consumer sentiment to decline to lower levels than during the height of the COVID-19 pandemic and the global financial crisis of 2008.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one positive development was the peak inflation narrative, which included a 99 day stretch of declines in U.S. gasoline prices and October CPI coming in better than expected on both the headline and core numbers. In addition, apartment rents fell for the first time in nearly two years in July, and lumber prices declined by more than 70% from their March peak late in the third quarter, falling back to pre-COVID levels. The second quarter of 2022 earnings season also generated a lot of “better-than-feared” takeaways, including a common theme of relatively stable demand and pricing power protecting margins. Third quarter earnings were slightly below expectations but provided evidence of healthy consumer spending. Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.7% as of the end of November.

For the twelve-month period ended November 2022, the Fund’s underweight position to duration versus its benchmark was the largest contributor to relative performance as interest rates sold off and interest rate sensitive bonds were negatively affected.

Also contributing to relative performance was a modest allocation to cash and cash equivalents. As returns were negative across asset classes during the period, this allocation to cash and cash equivalents buoyed performance relative to the benchmark.

Another contributor to relative performance over the period was security selection within agency mortgage-backed securities (MBS). Specifically, our focus on up-in-coupon (security with a higher coupon) agency MBS benefitted relative performance as higher carry offset some of the principal losses driven by rate volatility.

The largest detractor from performance over the period was a modest overweight to sovereign debt. Sovereign bonds underperformed the broader index as a spiking USD acted as a major headwind to performance within the asset class.

Also detracting from relative performance was security selection within investment-grade corporate credit.

Another detractor from relative performance was the Fund’s allocation to securitized products – including collateralized loan obligations (CLO) and commercial mortgage-backed securities (CMBS). Securitized credit underperformed the broader index, as increased market volatility and liquidity concerns acted as headwinds to the asset class.

Lord Abbett Core Plus Bond Fund

For the fiscal year ended November 30, 2022, the Fund returned -13.38%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg U.S. Aggregate Bond Index,10 which returned -12.84%.

The twelve-month period ending November 30, 2022 was full of challenges for U.S. markets as the world faced the emergence of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, less accommodative fiscal and monetary policy, and Russia’s invasion of Ukraine. The major risk to assets proved to be inflationary pressures and an increasingly hawkish U.S. Federal Reserve (Fed). Rates spiked across the U.S. yield curve, causing a steep decline in U.S. Treasuries6 which returned -12.32%. Investment grade corporate bonds7 also exhibited poor performance, returning -15.46% over the period primarily driven by rising rates and also modest spread widening.

Although several macro headwinds led to increased recessionary fears in the U.S. economy, lower quality fixed income outperformed their higher quality counterparts given their higher carry, lower duration and more limited sensitivity to rate volatility. High yield bonds8 and leveraged loans9 returned -8.82% and -0.79%, respectively, over the period, outperforming investment grade corporates. Within high yield, B-rated outperformed both BB-rated and CCC-rated segments of the market and there was significant dispersion across sectors with Energy and Capital Goods outperforming other sectors such as Healthcare and Retail. Leveraged loans were able to outperform high yield bonds significantly during the period given their insulation from rate volatility due to their floating-rate coupons.

Inflationary concerns began to take focus towards the end of 2021 and became a dominant story throughout the period. Headline consumer price index (CPI) readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. This debate was intensified by November’s headline consumer price index rising 6.8% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to supply and demand imbalances across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June. Energy costs were the primary driver of inflation for the period, rising more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine. Investors were concerned about the secondary effects of the war, particularly from a commodity and supply chain standpoint. Russia has been a large exporter of oil and certain minerals, and the various sanctions set on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014. The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging that price pressures would likely be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Five additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, and 75 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.00% by November 2, 2022. Bond yields shot up in response to this aggressive policy, leading to a bearish curve flattening and ultimately a yield curve inversion, as shorter-term yields moved higher than longer-term yields.

Key macroeconomic indicators mostly trended lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries among investors that a recession was pending continued to grow, causing consumer sentiment to decline to lower levels than during the height of the COVID-19 pandemic and the global financial crisis of 2008.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one positive development was the peak inflation narrative, which included a 99 day stretch of declines in U.S. gasoline prices and October CPI coming in better than expected on both the headline and core numbers. In addition, apartment rents fell for the first time in nearly two years in July, and lumber prices declined by more than 70% from their March peak late in the third quarter, falling back to pre-COVID levels. The second quarter of 2022 earnings season also generated a lot of “better-than-feared” takeaways, including a common theme of relatively stable demand and pricing power protecting margins. Third quarter earnings were slightly below expectations but provided evidence of healthy consumer spending.

Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.7% as of the end of November.

For the twelve-month period ended November 2022, the Fund’s underweight position to duration versus the benchmark was the largest contributor to relative performance as interest rates sold off and interest rate sensitive bonds were negatively affected.

Also contributing to relative performance was a modest allocation to cash and cash equivalents. As returns were negative across asset classes during the period, this allocation to cash and cash equivalents buoyed performance relative to the benchmark.

Another contributor to relative performance over the period was security selection within agency mortgage-backed securities (MBS). Specifically, our focus on up-in-coupon (security with a higher coupon) agency MBS benefitted relative performance as higher carry offset some of the principal losses driven by rate volatility.

The largest detractor from relative performance over the period was an overweight to high yield credit. High yield credit underperformed the broader index on a duration-adjusted basis, as investors weighed the risks of owning lower quality companies amidst rising interest rates and higher financing costs.

Another detractor from relative performance was the Fund’s allocation to securitized products – including collateralized loan obligations (CLO) and commercial mortgage-backed securities

(CMBS). Securitized credit underperformed the broader index, as increased market volatility and liquidity concerns acted as headwinds to the asset class.

Lord Abbett Corporate Bond Fund

For the fiscal year ended November 30, 2022, the Fund returned -16.19%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg U.S. Corporate Investment Grade Index7, which returned -15.46% over the period.

The twelve-month period ending November 30, 2022 was full of challenges for U.S. markets as the world faced the emergence of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, less accommodative fiscal and monetary policy, and Russia’s invasion of Ukraine. The major risk to assets proved to be inflationary pressures and an increasingly hawkish U.S. Federal Reserve (Fed). Rates spiked across the U.S. yield curve, causing a steep decline in U.S. Treasuries6 which returned -12.32%. Investment grade corporate bonds7 also exhibited poor performance, returning -15.46% over the period primarily driven by rising rates and also modest spread widening.

Although several macro headwinds led to increased recessionary fears in the U.S. economy, lower quality fixed income outperformed their higher quality counterparts given their higher carry, lower duration and more limited sensitivity to rate volatility. High yield bonds8 and leveraged loans9 returned -8.82% and -0.79%, respectively, over the period, outperforming investment grade corporates. Within high yield, B-rated outperformed both BB-rated and CCC-rated segments of the market and there was significant dispersion across sectors with Energy and Capital Goods outperforming other sectors such as Healthcare and Retail. Leveraged loans were able to outperform high yield bonds significantly during the period given their insulation from rate volatility due to their floating-rate coupons.

Inflationary concerns began to take focus towards the end of 2021 and became a dominant story throughout the period. Headline consumer price index (CPI) readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. This debate was intensified by November’s headline consumer price index rising 6.8% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to supply and demand imbalances across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June. Energy costs were the primary driver of inflation for the period, rising more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine. Investors were concerned about the secondary effects of the war, particularly from a commodity and supply chain standpoint. Russia has been a large exporter of oil and certain minerals, and the various sanctions set on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014. The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging that price pressures would likely be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Five additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, and 75 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.00% by November 2, 2022. Bond yields shot up in response to this aggressive policy, leading to a bearish curve flattening and ultimately a yield curve inversion, as shorter-term yields moved higher than longer-term yields.

Key macroeconomic indicators mostly trended lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries among investors that a recession was pending continued to grow, causing consumer sentiment to decline to lower levels than during the height of the COVID-19 pandemic and the global financial crisis of 2008.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one positive development was the peak inflation narrative, which included a 99 day stretch of declines in U.S. gasoline prices and October CPI coming in better than expected on both the headline and core numbers. In addition, apartment rents fell for the first time in nearly two years in July, and lumber prices declined by more than 70% from their March peak late in the third quarter, falling back to pre-COVID levels. The second quarter of 2022 earnings season also generated a lot of “better-than-feared” takeaways, including a common theme of relatively stable demand and pricing power protecting margins. Third quarter earnings were slightly below expectations but provided evidence of healthy consumer spending. Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.7% as of the end of November.

Over the trailing twelve-month period, U.S. Treasury yields spiked aggressively as the U.S. Federal Reserve hiked rates, which was a significant headwind to performance.

Detracting from relative performance over the period was security selection within investment grade corporate bonds; more specifically, selection within the Technology and Banking sectors. Amid the flattening of the yield curve, rate volatility, and skepticism around global growth prospects, banks came under pressure. The Technology sector came under pressure as risk assets sold off significantly. Technology tends to underperform in a rising rate environment as borrowing costs increase, as many of these companies are highly levered.

 One of the largest contributors to the Fund’s relative performance was the Fund’s underweight to duration relative to the benchmark. Being modestly underweight duration was a tailwind to relative performance as U.S. Treasury yields rose significantly over the period.

The Fund’s allocation to bank loans also contributed to relative performance as they benefited from rising rates due to their floating coupons.

The Fund’s modest allocation to high yield corporate bonds also contributed to relative performance. High yield credit, in general, fared much better than investment grade over the period.

Lord Abbett Floating Rate Fund

For the fiscal year ended November 30, 2022, the Fund returned -1.31%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Credit Suisse Leveraged Loan Index,9 which returned -0.79% over the same period.

The twelve-month period ending November 30, 2022 was full of challenges for U.S. markets as the world faced the emergence of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, less accommodative fiscal and monetary policy, and Russia’s invasion of Ukraine. The major risk to assets proved to be inflationary pressures and an increasingly hawkish U.S. Federal Reserve (Fed). Rates spiked across the U.S. yield curve, causing softness in U.S. Treasuries6 which returned -12.32%. Investment grade corporate bonds7 also exhibited poor performance, returning -12.32% over the period as a combination of wider spreads and rising rates were both headwinds for the asset class.

Although several macro headwinds led to increased recessionary fears in the U.S. economy, lower quality assets outperformed their higher quality counterparts given their more limited sensitivity to rate volatility. High yield bonds8 and leveraged loans9 returned -8.82% and -0.79%, respectively, over the period, outperforming investment grade corporates. Leveraged loans were able to outperform high yield bonds significantly during the period given their insulation from rate volatility due to their floating-rate coupons. Within high yield, B-rated outperformed both BB-rated and CCC-rated segments of the market and there was significant dispersion across sectors with Energy and Capital Goods outperforming other sectors such as Healthcare and Retail.

Inflationary concerns began to take focus towards the end of 2021 before becoming a dominant headline throughout the period. Headline core consumer price index readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. However, this debate was intensified by November’s headline consumer price index rising 6.8% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to an imbalance between supply and demand dynamics across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June. Energy costs were the primary driver of inflation for the period, rising more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine. Investors were concerned about the secondary effects of the war, particularly from a commodity and supply chain standpoint. Russia has been a large global exporter of oil and certain minerals, and the various sanctions set on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014. The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging around expectations that price pressures would be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee (FOMC) meeting, the first hike in more than three years. Five additional rate hikes followed in the succeeding months, one of 50 bps, and four consecutive hikes of 75 bps, as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.00% by November 2, 2022. Bond yields shot up in anticipation of this aggressive policy, leading to a bearish curve flattening trend and ultimately periods of brief yield curve inversion, as shorter-term yields moved higher than longer-term yields.

Key macroeconomic indicators mostly continued to trend lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries among investors that a recession was pending continued to grow, causing consumer sentiment to decline to levels worse than during the height of the COVID-19 pandemic and the global financial crisis of 2008.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one of the most positive developments seemed to be the traction behind the peak inflation narrative, which included a 99 day stretch of declines in U.S. gasoline prices and October CPI coming in better than expected on both the headline and core numbers. In addition, apartment rents fell for the first time in nearly two years in July and lumber prices were off more than 70% from their March peak late in the third quarter, back to pre-COVID levels. The second quarter of 2022 earnings season also generated a lot of “better-than-feared” takeaways, including plenty of commentary about relatively stable demand and pricing power continuing to protect margins. Third quarter earnings were slightly below expectations but provided evidence of healthy consumer spending. Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.7% as of the end of November.

The increased recessionary concerns and slowdown in growth outlook in the U.S. economy led to the underperformance of the Fund’s cyclical exposure. Namely, security selection within the Financial sector was one of the primary detractors from relative performance as the Fund was overweight select securities within the benchmark that underperformed the broader loan sector. Manufacturing also faced challenges as investors moved to price in a global slowdown, and costs for raw materials climbed while supply chain and destocking trends presented further concerns. The Fund was underweight the sector in anticipation of these concerns, but was skewed towards lower quality, higher conviction exposures we had retained, which delivered modest relative underperformance. Security selection within Services sector also dragged on relative performance for the period due to the Fund being overweight issuers that faced increased headwinds from rising labor costs. Additionally, credit selection within the Housing sector also detracted from relative performance. Within this period, homebuilders struggled with lower demand in the housing sector given rising mortgage rates. Security selection within the Media sector was a detractor from relative performance over the period as well. Despite an overall underweight allocation to the sector, the Fund was overweight select credits that underperformed given limited pricing power in the face of a renewed inflationary environment over the course of 2022.

Contributors to relative performance were primarily in more defensive sectors, such as Healthcare. The Fund had significant underweight positions to select pharmaceutical issuers within the benchmark that underperformed for the quarter due to idiosyncratic credit concerns. Separately, security selection within the Information Technology sector also contributed to relative performance. Similar to Healthcare, the Fund was underweight multiple issuers within the index, primarily in the Software and Services subsector, that significantly underperformed given the rising yield environment, which more negatively impacted valuations in higher growth industries. Security selection within the Transportation sector also contributed to relative performance over the period. An overweight to the Energy sector provided positive relative performance as supply dynamics and much more disciplined management by companies in the sector flowed through to strong earnings supporting a general trend towards deleveraging. We also reduced the Fund’s consumer exposure within the Consumer Durables sector specifically given an anticipated shift from goods to service spending. This contributed to relative performance as the Fund moved underweight certain credits, which had initially benefited from COVID-19 shutdowns, but later lagged with a return to more normalized revenues and profits.

Lord Abbett High Yield Fund

For the fiscal year ended November 30, 2022, the Fund returned -11.62%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the ICE BofA U.S. High Yield Constrained Index,8 which returned -8.82% over the same period.

The twelve-month period ending November 30, 2022 was full of challenges for U.S. markets as the world faced the emergence of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, less accommodative fiscal and monetary policy, and Russia’s invasion of Ukraine. The major risk to assets proved to be inflationary pressures and an increasingly hawkish U.S. Federal Reserve (Fed). Rates spiked across the U.S. yield curve, causing softness in U.S. Treasuries6 which returned -12.46%.

Investment grade corporate bonds7 also exhibited poor performance, returning -12.32% over the period as a combination of wider spreads and rising rates were both headwinds for the asset class.

Although several macro headwinds led to increased recessionary fears in the U.S. economy, lower quality assets outperformed their higher quality counterparts given their more limited sensitivity to rate volatility. High yield bonds8 and leveraged loans9 returned -8.82% and -0.79%, respectively, over the period, outperforming investment grade corporates. Within high yield, B-rated outperformed both BB-rated and CCC-rated segments of the market and there was significant dispersion across sectors with Energy and Capital Goods outperforming other sectors such as Healthcare and Retail. Leveraged loans were able to outperform high yield bonds significantly during the period given their insulation from rate volatility due to their floating-rate coupons.

Inflationary concerns began to take focus towards the end of 2021 before becoming a dominant headline throughout the period. Headline core consumer price index readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. However, this debate was intensified by November’s headline consumer price index rising 6.8% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to an imbalance between supply and demand dynamics across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June. Energy costs were the primary driver of inflation for the period, rising more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine. Investors were concerned about the secondary effects of the war, particularly from a commodity and supply chain standpoint. Russia has been a large global exporter of oil and certain minerals, and the various sanctions set on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014. The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging around expectations that price pressures would be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee (FOMC) meeting, the first hike in more than three years. Five additional rate hikes followed in the succeeding months, one of 50 bps, and four consecutive hikes of 75 bps, as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.00% by November 2, 2022. Bond yields shot up in anticipation of this aggressive policy, leading to a bearish curve flattening trend and ultimately periods of brief yield curve inversion, as shorter-term yields moved higher than longer-term yields.

Key macroeconomic indicators mostly continued to trend lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries among investors that a recession was pending continued to grow, causing consumer sentiment to drop to levels worse than during the height of the COVID-19 pandemic and the global financial crisis of 2008.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one of the most positive developments seemed to be the traction behind the peak inflation narrative, which included a 99 day stretch of declines in U.S. gasoline prices and October CPI coming in better than expected on both the headline and core numbers. In addition, apartment rents fell for the first time in nearly two years in July and lumber prices were off more than 70% from their March peak late in the third quarter, back to pre-COVID levels. The second quarter of 2022 earnings season also generated a lot of “better-than-feared” takeaways, including plenty of commentary about relatively stable demand and pricing power continuing to protect margins. Third quarter earnings were slightly below expectations but provided evidence of healthy consumer spending. Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.7% as of the end of November.

Within the Fund, performance was largely driven by credit selection within certain cyclical sectors that faced increased headwinds given the deteriorating growth landscape in the U.S. economy. These high yield sectors included Services, Retail and Automotive, where the Fund was overweight select issuers in the benchmark that were more sensitive to rising recession fears and concerns about slowing consumer spending as a result of more persistent inflationary pressures. Security selection within the Capital Goods sector also detracted from relative performance for the period as the Fund was overweight specific credits from issuers that struggled from increased labor shortages, resultant wage pressures and supply chain friction. Credit selection within the Technology and Electronics sector also dragged on relative Fund performance, particularly from overweights to software companies that were affected by tighter financial conditions from rising interest rates. The Fund’s opportunistic allocations to off-benchmark securities also detracted from relative performance. Specifically, an opportunistic allocation to the Emerging Market (EM) bond sector generally underperformed U.S. high yield market due to its increased sensitivity to rising global yields. EM exposure within the Fund was primarily to select real estate developers within China that faced continuous regulatory pressure throughout the period. We had modestly added to what we believed to be relatively higher quality companies in the sector that we believed could benefit from a pivot in these regulatory pressures, were trading at substantial discounts to par, and provided attractive longer-term risk-reward profiles. However, these holdings declined over the period as regulatory headwinds in the Chinese real estate market persisted through the majority of the performance period. Despite recent underperformance, we began to see an easing of China’s regulatory pressure on the sector towards the end of the period. An opportunistic allocation to U.S. equities which ended up being more sensitive to dampened earnings outlooks also dragged on relative Fund returns.

An overweight allocation to and security selection within the Energy sector was among the largest contributors to relative performance for the period. Within the sector, overweight exposure to the Exploration and Production subsector contributed most due primarily to a strong technical relationship in oil prices, highlighted by West Texas Intermediate (WTI) Crude futures breaching $100 per barrel for the first time since 2014. Oil prices had faced upward pressure from lower supply given ongoing production shortages. These pressures were then exacerbated by the conflict between Ukraine and Russia that led to sanctions on Russian oil exports. The Fund was also supported by credit selection within the Utilities sector. Specifically, the Fund favored issuers in the benchmark that outperformed the broader high yield index due to their more defensive nature. The Fund also benefited from its allocation to bank loans which outperformed high yield corporate bonds since the start of 2022. Bank loans were more insulated from market volatility compared to other fixed income asset classes due primarily to their floating rate nature.

Lord Abbett Income Fund

For the fiscal year ended November 30, 2022, the Fund returned -15.22%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg U.S. Credit Bond Index11, which returned -14.96% over the same period.

The twelve-month period ending November 30, 2022 was full of challenges for U.S. markets as the world faced the emergence of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, less accommodative fiscal and monetary policy, and Russia’s invasion of Ukraine. The major risk to assets proved to be inflationary pressures and an increasingly hawkish U.S. Federal Reserve (Fed). Rates spiked across the U.S. yield curve, causing a steep decline in U.S. Treasuries6 which returned -12.32%. Investment grade corporate bonds7 also exhibited poor performance, returning -15.46% over the period primarily driven by rising rates and also modest spread widening.

Although several macro headwinds led to increased recessionary fears in the U.S. economy, lower quality fixed income outperformed their higher quality counterparts given their higher carry, lower duration and more limited sensitivity to rate volatility. High yield bonds8 and leveraged loans9 returned -8.82% and -0.79%, respectively, over the period, outperforming investment grade corporates. Within high yield, B-rated outperformed both BB-rated and CCC-rated segments of the market and there was significant dispersion across sectors with Energy and Capital Goods outperforming other sectors such as Healthcare and Retail. Leveraged loans were able to outperform high yield bonds significantly during the period given their insulation from rate volatility due to their floating-rate coupons.

Inflationary concerns began to take focus towards the end of 2021 and became a dominant story throughout the period. Headline consumer price index (CPI) readings had hovered a little above 5%

year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. This debate was intensified by November’s headline consumer price index rising 6.8% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to supply and demand imbalances across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June. Energy costs were the primary driver of inflation for the period, rising more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine. Investors were concerned about the secondary effects of the war, particularly from a commodity and supply chain standpoint. Russia has been a large exporter of oil and certain minerals, and the various sanctions set on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014. The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging that price pressures would likely be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Five additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, and 75 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.00% by November 2, 2022. Bond yields shot up in response to this aggressive policy, leading to a bearish curve flattening and ultimately a yield curve inversion, as shorter-term yields moved higher than longer-term yields.

Key macroeconomic indicators mostly trended lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries among investors that a recession was pending continued to grow, causing consumer sentiment to decline to lower levels than during the height of the COVID-19 pandemic and the global financial crisis of 2008.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one positive development was the peak inflation narrative, which included a 99 day stretch of declines in U.S. gasoline prices and October CPI coming in better than expected on both the headline and core numbers. In addition, apartment rents fell for the first time in nearly two years in July, and lumber prices declined by more than 70% from their March peak late in the third quarter, falling back to pre-COVID levels. The second quarter of 2022 earnings season also generated a lot of “better-than-feared” takeaways, including a common theme of relatively stable demand and pricing power protecting margins. Third quarter earnings were slightly below expectations but provided evidence of healthy consumer spending. Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.7% as of the end of November.

Over the trailing twelve-month period, U.S. Treasury yields spiked aggressively as the U.S. Federal Reserve hiked rates, which was a significant headwind to performance.

Detracting from relative performance over the period was security selection within investment grade corporate bonds; more specifically, selection within the Technology and Banking sectors. Amid the flattening of the yield curve, rate volatility, and skepticism around global growth prospects, banks came under pressure. The Technology sector came under pressure as risk assets sold off significantly. Technology tends to underperform in a rising rate environment as borrowing costs increase, as many of these companies are highly levered.

Also detracting from relative performance were off-benchmark allocations to structured products, including collateralized loan obligations (CLO), commercial mortgage-backed securities (CMBS), and agency mortgage-backed securities (MBS). Structured products underperformed as market volatility caused structured products, which are generally less liquid, to underperform corporate credit.

One of the largest contributors to the Fund’s relative performance was the Fund’s underweight to duration relative to the benchmark. Being modestly underweight duration was a tailwind to relative performance as U.S. Treasury yields rose significantly over the period.

The Fund’s allocation to bank loans also contributed to relative performance as they benefited from rising rates due to their floating coupons.

Lord Abbett Inflation Focused Fund

For the fiscal year ended November 30, 2022, the Fund returned -3.51%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg U.S. 1-5 Year TIPS Index,12 which returned -3.27% over the same period.

The twelve-month period ending November 30, 2022 was full of challenges for U.S. markets as the world faced the emergence of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, less accommodative fiscal and monetary policy, and Russia’s invasion of Ukraine. The major risk to assets proved to be inflationary pressures and an increasingly hawkish U.S. Federal Reserve (Fed). Rates spiked across the U.S. yield curve, causing a steep decline in U.S. Treasuries6 which returned -12.32%. Investment grade corporate bonds7 also exhibited poor performance, returning -15.46% over the period primarily driven by rising rates and also modest spread widening.

Although several macro headwinds led to increased recessionary fears in the U.S. economy, lower quality fixed income outperformed their higher quality counterparts given their higher carry, lower duration and more limited sensitivity to rate volatility. High yield bond8 and leveraged loans9 returned -8.82% and –0.79%, respectively, over the period, outperforming investment grade corporates. Within high yield, B-rated outperformed both BB-rated and CCC-rated segments of the market and there was significant dispersion across sectors with Energy and Capital Goods outperforming other sectors such as Healthcare and Retail. Leveraged loans were able to outperform high yield bonds significantly during the period given their insulation from rate volatility due to their floating-rate coupons.

Inflationary concerns began to take focus towards the end of 2021 and became a dominant story throughout the period. Headline consumer price index (CPI) readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. This debate was intensified by November’s headline consumer price index rising 6.8% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to supply and demand imbalances across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June. Energy costs were the primary driver of inflation for the period, rising more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine. Investors were concerned about the secondary effects of the war, particularly from a commodity and supply chain standpoint. Russia has been a large exporter of oil and certain minerals, and the various sanctions set on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014. The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging that price pressures would likely be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Five additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, and 75 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.00% by November 2, 2022. Bond yields shot up in response to this aggressive policy, leading to a bearish curve flattening and ultimately a yield curve inversion, as shorter-term yields moved higher than longer-term yields.

Key macroeconomic indicators mostly trended lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries among investors that a recession was pending continued to grow, causing consumer sentiment to decline to lower levels than during the height of the COVID-19 pandemic and the global financial crisis of 2008.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one positive development was the peak inflation narrative, which included a 99 day stretch of declines in U.S. gasoline prices and October CPI coming in better than expected on both the headline and core numbers. In addition, apartment rents fell for the first time in nearly two years in July, and lumber prices declined by more than 70% from their March peak late in the third quarter, falling back to pre-COVID levels. The second quarter of 2022 earnings season also generated a lot of “better-than-feared” takeaways, including a common theme of relatively stable demand and pricing power protecting margins. Third quarter earnings were slightly below expectations but provided evidence of healthy consumer spending. Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.7% as of the end of November.

The Fund takes a different approach to inflation protection than its benchmark, which is comprised entirely of U.S. Treasury Inflation-Protected Securities (“TIPS”). This strategy combines a short-term bond portfolio with an overlay of consumer price index (“CPI”) swaps through which the Fund’s primary objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full market cycle.

The largest detractor from the Fund’s absolute return during the period was a sharply rising 2-year Treasury, which proved to be a significant headwind to performance as the Fund is invested mainly at the 2-year part of the yield curve.

The non-agency residential mortgage-backed securities (NA RMBS) allocation also detracted from performance given concerns of the impact of rising mortgage rates on home prices and the ability of homeowners to make payments in an economic downturn.

The Fund’s allocation to investment grade corporate bonds was the primary contributor to performance over the period. Investment grade corporate credit held up relatively well over the period. Specifically, allocations to the Energy and Financial sectors drove positive performance. The Financials sector continues to be a notable overweight in the portfolio, as we favor the sector given what we believe to be strong management teams and healthy balance sheets. We also believe that management teams within the Energy sector have focused heavily on capital discipline, thus, we have found idiosyncratic issues with relatively strong performance.

The Fund’s allocation to short-term, high yield corporate bonds also contributed to performance over the period. High yield as an asset class experienced modest spread widening over the period, however the strong risk-adjusted carry more than offset the effects of wider spreads.

Also contributing to absolute returns was the Fund’s allocation to consumer price index (CPI) swaps. CPI swaps provided positive returns as inflation expectations rose modestly over the period.

Lord Abbett Short Duration Core Bond Fund

For the fiscal year ended November 30, 2022, the Fund returned -4.16%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg 1-3 Year U.S. Government/Credit Bond Index,13 which returned -4.02% over the same period.

The twelve-month period ending November 30, 2022 was full of challenges for U.S. markets as the world faced the emergence of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, less accommodative fiscal and monetary policy, and Russia’s invasion of Ukraine. The major risk to assets proved to be inflationary pressures and an increasingly hawkish U.S. Federal Reserve (Fed). Rates spiked across the U.S. yield curve, causing a steep decline in U.S. Treasuries6 which returned -12.32%. Investment grade corporate bonds7 also exhibited poor performance, returning -15.46% over the period primarily driven by rising rates and also modest spread widening.

Although several macro headwinds led to increased recessionary fears in the U.S. economy, lower quality fixed income outperformed their higher quality counterparts given their higher carry, lower duration and more limited sensitivity to rate volatility. High yield bonds8 and leveraged loans9 returned -8.82% and -0.79%, respectively, over the period, outperforming investment grade corporates. Within high yield, B-rated outperformed both BB-rated and CCC-rated segments of the market and there was significant dispersion across sectors with Energy and Capital Goods outperforming other sectors such as Healthcare and Retail. Leveraged loans were able to outperform high yield bonds significantly during the period given their insulation from rate volatility due to their floating-rate coupons.

Inflationary concerns began to take focus towards the end of 2021 and became a dominant story throughout the period. Headline consumer price index (CPI) readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. This debate was intensified by November’s headline consumer price index rising 6.8% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to supply and demand imbalances across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June. Energy costs were the primary driver of inflation for the period, rising more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine. Investors were concerned about the secondary effects of the war, particularly from a commodity and supply chain standpoint. Russia has been a large exporter of oil and certain minerals, and the various sanctions set on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014. The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging that price pressures would likely be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Five additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, and 75 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.00% by November 2, 2022. Bond yields shot up in response to this aggressive policy, leading to a bearish curve flattening and ultimately a yield curve inversion, as shorter-term yields moved higher than longer-term yields.

Key macroeconomic indicators mostly trended lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries among investors that a recession was pending continued to grow, causing consumer sentiment to decline to lower levels than during the height of the COVID-19 pandemic and the global financial crisis of 2008.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one positive development was the peak inflation narrative, which included a 99 day stretch of declines in U.S. gasoline prices and October CPI coming in better than expected on both the headline and core numbers. In addition, apartment rents fell for the first time in nearly two years in July, and lumber prices declined by more than 70% from their March peak late in the third quarter, falling back to pre-COVID levels. The second quarter of 2022 earnings season also generated a lot of “better-than-feared” takeaways, including a common theme of relatively stable demand and pricing power protecting margins. Third quarter earnings were slightly below expectations but provided evidence of healthy consumer spending. Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.7% as of the end of November.

Detracting from relative performance were off-benchmark allocations to collateralized loan obligations (CLO), commercial mortgage-backed securities (CMBS), and agency mortgage-backed securities (MBS). MBS detracted as interest rate volatility remained elevated, and by the end of September, Agency MBS spreads reached wides not seen since 2008. CMBS underperformance was largely driven by the sector lagging during the corporate credit rally in the second quarter. Rising rates and higher financing costs were a headwind to relative performance.

The non-agency residential mortgage-backed securities (NA RMBS) allocation also detracted given concerns of the impact of rising mortgage rates on home prices and the ability of homeowners to make payments in an economic downturn.

The largest contributor to relative performance during the period was an underweight to duration versus the benchmark. Being underweight duration contributed as a sharply rising 2-year Treasury proved to be a significant headwind to returns as the Fund is invested mainly at the 2-year part of the yield curve.

The Fund’s overweight allocation to investment grade corporate bonds was the primary contributor to relative performance over the period. Investment grade corporate credit held up relatively well over the period. Specifically, allocations to the Energy and Financial sectors drove positive performance. The Financials sector continues to be a notable overweight in the portfolio, as we favor the sector given what we believe to be strong management teams and healthy balance sheets. We also believe that management teams within the Energy sector have focused heavily on capital discipline, thus, we have found idiosyncratic issues with relatively strong performance.

The Fund’s allocation to short-term, high yield corporate bonds also contributed to relative performance over the period. High yield as an asset class experienced modest spread widening over the period, however the strong risk-adjusted carry more than offset the effects of wider spreads.

Lord Abbett Short Duration Income Fund

For the fiscal year ended November 30, 2022, the Fund returned -4.90%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the ICE BofA 1-3 Year U.S. Corporate Index,14 which returned -4.36% over the same period.

The twelve-month period ending November 30, 2022 was full of challenges for U.S. markets as the world faced the emergence of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, less accommodative fiscal and monetary policy, and Russia’s invasion of Ukraine. The major risk to assets proved to be inflationary pressures and an increasingly hawkish U.S. Federal Reserve (Fed). Rates spiked across the U.S. yield curve, causing a steep decline in U.S. Treasuries6 which returned -12.32%. Investment grade corporate bonds7 also exhibited poor performance, returning -15.46% over the period primarily driven by rising rates and also modest spread widening.

Although several macro headwinds led to increased recessionary fears in the U.S. economy, lower quality fixed income outperformed their higher quality counterparts given their higher carry, lower duration and more limited sensitivity to rate volatility. High yield bonds8 and leveraged loans9 returned -8.82% and -0.79%, respectively, over the period, outperforming investment grade corporates. Within high yield, B-rated outperformed both BB-rated and CCC-rated segments of the market and there was significant dispersion across sectors with Energy and Capital Goods outperforming other sectors such as Healthcare and Retail. Leveraged loans were able to outperform high yield bonds significantly during the period given their insulation from rate volatility due to their floating-rate coupons.

Inflationary concerns began to take focus towards the end of 2021 and became a dominant story throughout the period. Headline consumer price index (CPI) readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. This debate was intensified by November’s headline consumer price index rising 6.8% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to supply and demand imbalances across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June. Energy costs were the primary driver of inflation for the period, rising more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine. Investors were concerned about the secondary effects of the war, particularly from a commodity and supply chain standpoint. Russia has been a large exporter of oil and certain minerals, and the various sanctions set on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014. The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging that price pressures would likely be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Five additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, and 75 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.00% by November 2, 2022. Bond yields shot up in response to this aggressive policy, leading to a bearish curve flattening and ultimately a yield curve inversion, as shorter-term yields moved higher than longer-term yields.

Key macroeconomic indicators mostly trended lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries among investors that a recession was pending continued to grow, caused consumer sentiment to decline to lower levels than during the height of the COVID-19 pandemic and the global financial crisis of 2008.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one positive development was the peak inflation narrative, which included a 99 day stretch of declines in U.S. gasoline prices and October CPI coming in better than expected on both the headline and core numbers. In addition, apartment rents fell for the first time in nearly two years in July, and lumber prices declined by more than 70% from their March peak late in the third quarter, falling back to pre-COVID levels. The second quarter of 2022 earnings season also generated a lot of “better-than-feared” takeaways, including a common theme of relatively stable demand and pricing power protecting margins. Third quarter earnings were slightly below expectations but provided evidence of healthy consumer spending. Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.7% as of the end of November.

Consistent with the Fund’s strategy, the Fund continues to maintain exposure to a variety of bond market sectors in addition to the investment grade corporate bonds represented in the benchmark. This provides portfolio diversification and allows for the flexibility to pursue relative value opportunities across sectors.

The largest detractor from the Fund’s absolute return during the period was a sharply rising 2-year Treasury, which proved to be a significant headwind to performance as the Fund is invested mainly at the 2-year part of the yield curve.

The non-agency residential mortgage-backed securities (NA RMBS) allocation also detracted from performance given concerns of the impact of rising mortgage rates on home prices and the ability of homeowners to make payments in an economic downturn.

The Fund’s allocation to investment grade corporate bonds was the primary contributor to performance over the period. Investment grade corporate credit held up relatively well over the period. Specifically, allocations to the Energy and Financial sectors drove positive performance. The Financials sector continues to be a notable overweight in the portfolio, as we favor the sector given what we believe to be strong management teams and healthy balance sheets. We also believe that management teams within the Energy sector have focused heavily on capital discipline, thus, we have found idiosyncratic issues with relatively strong performance.

The Fund’s allocation to short-term, high yield corporate bonds also contributed to performance over the period. High yield as an asset class experienced modest spread widening over the period, however the strong risk-adjusted carry more than offset the effects of wider spreads.

Lord Abbett Total Return Fund

For the fiscal year ended November 30, 2022, the Fund returned -13.78%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg U.S. Aggregate Bond Index,10 which returned -12.84%.

The twelve-month period ending November 30, 2022 was full of challenges for U.S. markets as the world faced the emergence of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, less accommodative fiscal and monetary policy, and Russia’s invasion of Ukraine. The major risk to assets proved to be inflationary pressures and an increasingly hawkish U.S. Federal Reserve (Fed). Rates spiked across the U.S. yield curve, causing a steep decline in U.S. Treasuries6 which returned -12.32%. Investment grade corporate bonds7 also exhibited poor performance, returning -15.46% over the period primarily driven by rising rates and also modest spread widening.

Although several macro headwinds led to increased recessionary fears in the U.S. economy, lower quality fixed income outperformed their higher quality counterparts given their higher carry, lower duration and more limited sensitivity to rate volatility. High yield bonds8 and leveraged loans9 returned -8.82% and -0.79%, respectively, over the period, outperforming investment grade corporates. Within high yield, B-rated outperformed both BB-rated and CCC-rated segments of the market and there was significant dispersion across sectors with Energy and Capital Goods outperforming other sectors such as

Healthcare and Retail. Leveraged loans were able to outperform high yield bonds significantly during the period given their insulation from rate volatility due to their floating-rate coupons.

Inflationary concerns began to take focus towards the end of 2021 and became a dominant story throughout the period. Headline consumer price index (CPI) readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. This debate was intensified by November’s headline consumer price index rising 6.8% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to supply and demand imbalances across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June. Energy costs were the primary driver of inflation for the period, rising more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine. Investors were concerned about the secondary effects of the war, particularly from a commodity and supply chain standpoint. Russia has been a large exporter of oil and certain minerals, and the various sanctions set on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014. The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging that price pressures would likely be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Five additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, and 75 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.00% by November 2, 2022. Bond yields shot up in response to this aggressive policy, leading to a bearish curve flattening and ultimately a yield curve inversion, as shorter-term yields moved higher than longer-term yields.

Key macroeconomic indicators mostly trended lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries among investors that a recession was pending continued to grow, causing consumer sentiment to decline to lower levels than during the height of the COVID-19 pandemic and the global financial crisis of 2008.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one positive development was the peak inflation narrative, which included a 99 day stretch of declines in U.S. gasoline prices and October CPI coming in better than expected on both the headline and core numbers. In addition, apartment rents fell for the first time in nearly two years in July, and lumber prices declined by more than 70% from their March peak late in the third quarter, falling back to pre-COVID levels. The second quarter of 2022 earnings season also generated a lot of “better-than-feared” takeaways, including a common theme of relatively stable demand and pricing power protecting margins. Third quarter earnings were slightly below expectations but provided evidence of healthy consumer spending. Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.7% as of the end of November.

For the twelve-month period ended November 2022, the Fund’s underweight position to duration versus the benchmark was the largest contributor to relative performance as interest rates sold off and interest rate sensitive bonds were negatively affected.

Also contributing to relative performance was a modest allocation to cash and cash equivalents. As returns were negative across asset classes during the period, this allocation to cash and cash equivalents buoyed performance relative to the benchmark.

Another contributor to relative performance over the period was security selection within agency mortgage-backed securities (MBS). Specifically, our focus on higher coupon agency MBS benefitted relative performance as higher carry offset some of the principal losses driven by rate volatility.

The largest detractor from relative performance over the period was an overweight to high yield credit. High yield credit underperformed the broader index on a duration-adjusted basis, as investors weighed the risks of owning lower quality companies amidst rising interest rates and higher financing costs.

Also detracting from relative performance was security selection within commercial mortgage-backed securities (CMBS) and investment-grade corporate credit.

Another detractor from relative performance was the Fund’s allocation to securitized products – including collateralized loan obligations (CLO) and commercial mortgage-backed securities (CMBS). Securitized credit underperformed the broader index, as increased market volatility and liquidity concerns acted as headwinds to the asset class.

Lord Abbett Ultra Short Bond Fund

For the fiscal year ended November 30, 2022, the Fund returned -0.62%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the ICE BofA U.S. Treasury Bill Index,15 which returned 0.95% over the same period.

The twelve-month period ending November 30, 2022 was full of challenges for U.S. markets as the world faced the emergence of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, less accommodative fiscal and monetary policy, and Russia’s invasion of Ukraine. The major risk to assets proved to be inflationary pressures and an increasingly hawkish U.S. Federal Reserve (Fed). Rates spiked across the U.S. yield curve, causing a steep decline in U.S. Treasuries6 which returned -12.32%. Investment grade corporate bonds7 also exhibited poor performance, returning -15.46% over the period primarily driven by rising rates and also modest spread widening.

Although several macro headwinds led to increased recessionary fears in the U.S. economy, lower quality fixed income outperformed their higher quality counterparts given their higher carry, lower duration and more limited sensitivity to rate volatility. High yield bonds8 and leveraged loans9 returned -8.82% and -0.79%, respectively, over the period, outperforming investment grade corporates. Within high yield, B-rated outperformed both BB-rated and CCC-rated segments of the market and there was significant dispersion across sectors with Energy and Capital Goods outperforming other sectors such as Healthcare and Retail. Leveraged loans were able to outperform high yield bonds significantly during the period given their insulation from rate volatility due to their floating-rate coupons.

Inflationary concerns began to take focus towards the end of 2021 and became a dominant story throughout the period. Headline consumer price index (CPI) readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. This debate was intensified by November’s headline consumer price index rising 6.8% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to supply and demand imbalances across multiple industries, led initially by energy, food, and used cars.

Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June. Energy costs were the primary driver of inflation for the period, rising more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine. Investors were concerned about the secondary effects of the war, particularly from a commodity and supply chain standpoint. Russia has been a large exporter of oil and certain minerals, and the various sanctions set on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014. The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging that price pressures would likely be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Five additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, and 75 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.00% by November 2, 2022. Bond yields shot up in response to this aggressive policy, leading to a bearish curve flattening and ultimately a yield curve inversion, as shorter-term yields moved higher than longer-term yields.

Key macroeconomic indicators mostly trended lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries among investors that a recession was pending continued to grow, causing consumer sentiment to decline to lower levels than during the height of the COVID-19 pandemic and the global financial crisis of 2008.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one positive development was the peak inflation narrative, which included a 99 day stretch of declines in U.S. gasoline prices and October CPI coming in better than expected on both the headline and core numbers. In addition, apartment rents fell for the first time in nearly two years in July, and lumber prices declined by more than 70% from their March peak late in the third quarter, falling back to pre-COVID levels. The second quarter of 2022 earnings season also generated a lot of “better-than-feared” takeaways, including a common theme of relatively stable demand and pricing power protecting margins. Third quarter earnings were slightly below expectations but provided evidence of healthy consumer spending. Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.7% as of the end of November.

Consistent with the Fund’s design, the Fund maintained exposure to a variety of short maturity, investment grade bond sectors in addition to the U.S. Treasury Bills represented in the benchmark, including short-term investment grade bonds with floating and fixed rate coupons, asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), and other ultra-short investment grade fixed income securities. The Fund’s investment objective is to seek current income consistent with the preservation of capital.

To start the fiscal year, short-term U.S. Treasury yields were relatively low and spiked aggressively over the period as the U.S. Federal Reserve hiked rates, which led to modest negative returns for the Fund.

The Fund’s allocation to high quality floating rate notes was the primary contributor to relative performance. Floating rate notes presented attractive carry opportunities during the period, allowing the Fund to capture higher yield over traditional short-term U.S. Treasury Bills. The majority of this allocation was in the Financials sector, which we believe largely consists of companies with strong management teams and healthy balance sheets.

Also contributing to performance were allocations to commercial paper and bank loans. The commercial paper market provided attractive risk-adjusted carry as rates on the short-end of the curve spiked as the Fed hiked rates, allowing the portfolio to capture attractive yield without investing further out on the curve. The modest allocation to investment grade bank loans also contributed to performance, as the floating rate coupons provided value in the rising rate regime experienced over the period.

Allocations to assets with fixed-rate coupons and relatively longer duration profiles detracted from performance as interest rates rose – including fixed rate corporates, ABS, and residential mortgage-backed securities (RMBS).

The Funds are actively managed and, therefore, holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1    The ICE BofA U.S. Convertibles Index contains issues that have a greater than $50 million aggregate market value. The issues are U.S. dollar-denominated, sold into the U.S. market and publicly traded in the United States.

2    As represented by the Russell 3000® Value Index as of 11/30/2022.

3    As represented by the Russell 3000® Growth Index as of 11/30/2022.

4    As represented by the Russell 1000® Index as of 11/30/2022.

5    As represented by the Russell 2000® Index as of 11/30/2022.

6    As represented by the U.S. Treasury component of the Bloomberg U.S. Government Index as of 11/30/2022.

7    As represented by the Bloomberg US Corp Investment Grade Index as of 11/30/2022.

8    As represented by the ICE BofA U.S. High Yield Constrained Index as of 11/30/2022. The ICE BofA U.S. High Yield Constrained Index is a capitalization weighted index of all U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

9    As represented by the Credit Suisse Leveraged Loan Index as of 11/30/2022. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The Credit Suisse Leveraged Loan Index, which includes reinvested dividends, has been taken from published sources.

10   The Bloomberg U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S.

investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

11   The Bloomberg U.S. Credit Bond Index is the U.S.

Credit component of the U.S. Government/Credit Index. The index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. All returns are market value-weighted inclusive of accrued interest.

12   The Bloomberg U.S. 1-5 Year TIPS Index (also known as 1-5 Year U.S. Inflation-Linked Treasury Index) is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than five years.

13   The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is an unmanaged index that is designed to represent a combination of the Government Bond Index and the Corporate Bond Index and includes U.S. government Treasury and agency securities, corporate bonds, and Yankee bonds.

14   The ICE BofA 1-3 Year U.S. Corporate Index is an unmanaged index comprised of U.S. dollar-denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with between one and three years remaining to final maturity.

15   The ICE BofA US Treasury Bill Index tracks the performance of US dollar denominated sovereign debt publicly issued by the US government in its domestic market. Qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $1 billion.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of November 30, 2022. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Convertible Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the ICE BofA U.S. Convertibles Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2022

	1 Year	5 Years	10 Years	Life of Class
Class A3	–23.26%	9.00%	9.67%	–
Class C4	–22.61%	8.80%	9.24%	–
Class F5	–21.43%	9.60%	10.04%	–
Class F3[6]	–21.25%	9.79%	–	10.46%
Class I5	–21.33%	9.71%	10.15%	–
Class P5	–21.65%	9.24%	9.70%	–
Class R2[5]	–21.80%	9.07%	9.49%	–
Class R3[5]	–21.73%	9.18%	9.61%	–
Class R4[7]	–21.54%	9.45%	–	8.71%
Class R5[7]	–21.32%	9.73%	–	8.98%
Class R6[7]	–21.26%	9.78%	–	9.03%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2022, is calculated using the SEC-required uniform method to compute such return.

4    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Core Fixed Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2022

	1 Year	5 Years	10 Years	Life of Class
Class A3	–15.51%	–0.46%	0.64%	–
Class C4	–14.81%	–0.62%	0.24%	–
Class F5	–13.37%	0.09%	0.96%	–
Class F3[6]	–13.23%	0.27%	–	0.58%
Class I5	–13.34%	0.23%	1.07%	–
Class R2[5]	–13.88%	–0.40%	0.46%	–
Class R3[5]	–13.80%	–0.30%	0.57%	–
Class R4[7]	–13.50%	–0.06%	–	0.66%
Class R5[7]	–13.36%	0.20%	–	0.92%
Class R6[7]	–13.32%	0.27%	–	0.99%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2022, is calculated using the SEC-required uniform method to compute such return.

4    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Core Plus Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Universal Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2022

	1 Year	5 Years	Life of Class
Class A3	–15.30%	–0.07%	1.25%
Class C4	–14.77%	–0.28%	0.89%
Class F5	–13.25%	0.47%	1.67%
Class F3[6]	–13.06%	0.65%	1.05%
Class I5	–13.21%	0.57%	1.78%
Class R3[5]	–13.64%	0.08%	1.28%
Class R4[5]	–13.36%	0.34%	1.54%
Class R5[5]	–13.19%	0.60%	1.79%
Class R6[5]	–13.12%	0.66%	1.87%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Commenced operations on December 2, 2015 and performance for the Class began on December 8, 2015. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the period shown ended November 30, 2022, is calculated using the SEC-required uniform method to compute such return.

4    Commenced operations on December 2, 2015 and performance for the Class began on December 8, 2015. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.

5    Commenced operations on December 2, 2015 and performance for the Class began on December 8, 2015. Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

Corporate Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg U.S. Corporate Investment Grade Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2022

	1 Year	5 Years	Life of Class
Class A3	–18.08%	–0.12%	0.42%
Class C4	–17.44%	–0.34%	0.14%
Class F5	–15.98%	0.43%	0.96%
Class F3[5]	–15.99%	0.59%	1.09%
Class I5	–15.94%	0.53%	1.02%
Class R2[5]	–16.52%	–0.07%	0.43%
Class R3[5]	–16.36%	0.03%	0.53%
Class R4[5]	–16.23%	0.28%	0.78%
Class R5[5]	–16.02%	0.53%	1.03%
Class R6[5]	–15.99%	0.59%	1.09%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Commenced operations and performance for the Class began on April 19, 2017. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the period shown ended November 30, 2022, is calculated using the SEC-required uniform method to compute such return.

4    Commenced operations and performance for the Class began on April 19, 2017. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.

5    Commenced operations and performance for the Class began on April 19, 2017. Performance is at net asset value.

Floating Rate Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Credit Suisse Leveraged Loan Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2022

	1 Year	5 Years	10 Years	Life of Class
Class A3	–3.50%	1.26%	2.73%	–
Class C4	–2.87%	1.09%	2.31%	–
Class F5	–1.22%	1.82%	3.07%	–
Class F3[6]	–1.04%	1.99%	–	2.23%
Class I5	–1.11%	1.92%	3.16%	–
Class R2[5]	–1.70%	1.33%	2.56%	–
Class R3[5]	–1.60%	1.42%	2.66%	–
Class R4[7]	–1.36%	1.68%	–	2.55%
Class R5[7]	–1.11%	1.93%	–	2.82%
Class R6[7]	–1.04%	1.99%	–	2.87%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2022, is calculated using the SEC–required uniform method to compute such return.

4    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

High Yield Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the ICE BofA U.S. High Yield Constrained Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2022

	1 Year	5 Years	10 Years	Life of Class
Class A3	–13.60%	0.66%	3.86%	–
Class C4	–12.95%	0.51%	3.44%	–
Class F5	–11.56%	1.22%	4.19%	–
Class F3[6]	–11.29%	1.42%	–	2.18%
Class I5	–11.37%	1.34%	4.31%	–
Class P5	–	–	–	N/A
Class R2[5]	–11.88%	0.73%	3.69%	–
Class R3[5]	–11.80%	0.86%	3.79%	–
Class R4[7]	–11.67%	1.09%	–	2.97%
Class R5[7]	–11.52%	1.32%	–	3.21%
Class R6[7]	–11.29%	1.42%	–	3.33%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2022, is calculated using the SEC-required uniform method to compute such return.

4    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg U.S. Credit Bond Index, the Bloomberg Baa Corporate Bond Index and the Bloomberg U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2022

	1 Year	5 Years	10 Years	Life of Class
Class A3	–17.16%	0.04%	1.99%	–
Class C4	–16.49%	–0.08%	1.58%	–
Class F5	–15.14%	0.62%	2.32%	–
Class F3[6]	–14.98%	0.81%	–	1.41%
Class I5	–15.05%	0.73%	2.42%	–
Class R2[5]	–15.43%	0.15%	1.79%	–
Class R3[5]	–15.41%	0.24%	1.92%	–
Class R4[7]	–15.26%	0.48%	–	1.84%
Class R5[7]	–15.05%	0.73%	–	2.09%
Class R6[7]	–14.98%	0.81%	–	2.18%

1     Reflects the deduction of the maximum initial sales charge of 2.25%.

2     Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3     Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2022, is calculated using the SEC-required uniform method to compute such return.

4     The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5     Performance is at net asset value.

6     Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7     Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Inflation Focused Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Bloomberg U.S. 1–5 Year TIPS Index, the Consumer Price Index for All Urban Consumers (“CPI-U”) and the ICE BofA 1–3 Year U.S. Corporate Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2022

	1 Year	5 Years	10 Years	Life of Class
Class A3	–5.71%	2.62%	0.95%	–
Class C4	–5.14%	2.41%	0.52%	–
Class F5	–3.40%	3.20%	1.29%	–
Class F3[6]	–3.23%	3.38%	–	3.04%
Class I5	–3.31%	3.27%	1.38%	–
Class R2[5]	–3.92%	2.60%	0.74%	–
Class R3[5]	–3.88%	2.76%	0.87%	–
Class R4[7]	–3.55%	3.04%	–	2.27%
Class R5[7]	–3.32%	3.28%	–	2.52%
Class R6[7]	–3.24%	3.35%	–	2.63%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Commenced operations on April 20, 2011. Performance for the Class began April 29, 2011. Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for period shown ended November 30, 2022, is calculated using the SEC required uniform method to compute such return.

4    Commenced operations on April 20, 2011. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for the Class began April 29, 2011. Performance for other periods is at net asset value.

5    Commenced operations on April 20, 2011. Performance for the Class began April 29, 2011. Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Short Duration Core Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg 1-3 Year U.S. Government/Credit Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2022

	1 Year	5 Years	Life of Class
Class A3	–6.31%	0.44%	0.51%
Class C4	–5.73%	0.18%	0.20%
Class F5	–4.06%	0.97%	1.00%
Class F3[5]	–3.91%	1.16%	1.19%
Class I5	–4.06%	1.07%	1.10%
Class R3[5]	–4.45%	0.58%	0.61%
Class R4[5]	–4.31%	0.83%	0.86%
Class R5[5]	–4.07%	1.08%	1.11%
Class R6[5]	–3.90%	1.15%	1.18%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Commenced operations and performance for the Class began on April 19, 2017. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the period shown ended November 30, 2022, is calculated using the SEC-required uniform method to compute such return.

4    Commenced operations and performance for the Class began on April 19, 2017. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.

5    Commenced operations and performance for the Class began on April 19, 2017. Performance is at net asset value.

Short Duration Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the ICE BofA 1–3 Year U.S. Corporate Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2022

	1 Year	5 Years	10 Years	Life of Class
Class A3	–7.13%	0.62%	1.34%	–
Class C4	–6.61%	0.41%	0.93%	–
Class F5	–5.05%	1.13%	1.67%	–
Class F3[6]	–4.87%	1.35%	–	1.48%
Class I5	–4.95%	1.28%	1.77%	–
Class R2[5]	–5.28%	0.68%	1.17%	–
Class R3[5]	–5.18%	0.79%	1.28%	–
Class R4[7]	–5.23%	0.99%	–	1.38%
Class R5[7]	–4.79%	1.28%	–	1.62%
Class R6[7]	–4.89%	1.30%	–	1.69%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance of the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2022, is calculated using the SEC-required uniform method to compute such return.

4    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Total Return Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Universal Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2022

	1 Year	5 Years	10 Years	Life of Class
Class A3	–15.70%	–0.51%	0.90%	–
Class C4	–15.15%	–0.67%	0.49%	–
Class F5	–13.69%	0.04%	1.23%	–
Class F3[6]	–13.42%	0.27%	–	0.62%
Class I5	–13.53%	0.19%	1.35%	–
Class P5	–14.01%	–0.31%	0.87%	–
Class R2[5]	–14.12%	–0.45%	0.72%	–
Class R3[5]	–14.03%	–0.35%	0.83%	–
Class R4[7]	–13.82%	–0.10%	–	0.81%
Class R5[7]	–13.61%	0.15%	–	1.03%
Class R6[7]	–13.50%	0.25%	–	1.16%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2022, is calculated using the SEC-required uniform method to compute such return.

4    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Ultra Short Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the ICE BofA U.S. Treasury Bill Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2022

	1 Year	5 Years	Life of Class
Class A2	–0.62%	1.05%	1.10%
Class A1[3]	–2.19%	–	–0.12%
Class F2	–0.57%	1.10%	1.15%
Class F3[4]	–0.43%	1.25%	1.27%
Class I2	–0.47%	1.20%	1.25%
Class R5[2]	–0.47%	1.21%	1.26%
Class R6[2]	–0.43%	1.25%	1.30%

1    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

2    Commenced operations on October 12, 2016 and performance for the Class began on October 17, 2016. Performance is at net asset value.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of

1.50% applicable to Class A1 shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2022, is calculated using the SEC-required uniform method to compute such return. Commenced operations and performance for the Class began on July 31, 2019.

4    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (these charges vary among the share classes), and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2022 through November 30, 2022).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 6/1/22 – 11/30/22” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Convertible Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/22	11/30/22	6/1/22 – 11/30/22
Class A
Actual	$1,000.00	$972.10	$5.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.85	$5.27
Class C
Actual	$1,000.00	$969.80	$8.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.65	$8.49
Class F
Actual	$1,000.00	$973.20	$4.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.31	$4.81
Class F3
Actual	$1,000.00	$973.60	$3.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.06	$4.05
Class I
Actual	$1,000.00	$973.50	$4.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.86	$4.26
Class P
Actual	$1,000.00	$971.50	$6.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.53
Class R2
Actual	$1,000.00	$970.80	$7.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.85	$7.28
Class R3
Actual	$1,000.00	$971.00	$6.62
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.78
Class R4
Actual	$1,000.00	$972.50	$5.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.60	$5.52
Class R5
Actual	$1,000.00	$973.50	$4.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.86	$4.26
Class R6
Actual	$1,000.00	$973.60	$3.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.06	$4.05

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.04% for Class A, 1.68% for Class C, 0.95% for Class F, 0.80% for Class F3, 0.84% for Class I, 1.29% for Class P, 1.44% for Class R2, 1.34% for Class R3, 1.09% for Class R4, 0.84% for Class R5 and 0.80% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2022

Sector*	%**
Basic Materials	0.76%
Communications	23.32%
Consumer Cyclical	6.14%
Consumer Non-cyclical	27.36%
Energy	11.89%
Financials	2.59%
Industrial	5.89%
Sector*	%**
Technology	14.10%
Utilities	4.89%
Repurchase Agreements	3.06%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Core Fixed Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/22	11/30/22	6/1/22 – 11/30/22
Class A
Actual	$1,000.00	$953.10	$2.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.26	$2.84
Class C
Actual	$1,000.00	$950.90	$5.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.20	$5.92
Class F
Actual	$1,000.00	$953.60	$2.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.71	$2.38
Class F3
Actual	$1,000.00	$954.30	$1.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.51	$1.57
Class I
Actual	$1,000.00	$954.20	$1.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.46	$1.62
Class R2
Actual	$1,000.00	$951.20	$4.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.26	$4.86
Class R3
Actual	$1,000.00	$951.70	$4.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.76	$4.36
Class R4
Actual	$1,000.00	$953.80	$2.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.01	$3.09
Class R5
Actual	$1,000.00	$954.10	$1.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.26	$1.83
Class R6
Actual	$1,000.00	$954.30	$1.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.51	$1.57

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.56% for Class A, 1.17% for Class C, 0.47% for Class F, 0.31% for Class F3, 0.32% for Class I, 0.96% for Class R2, 0.86% for Class R3, 0.61% for Class R4, 0.36% for Class R5 and 0.31% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2022

Sector*	%**
Asset-Backed Securities	14.84%
Basic Materials	0.35%
Communications	2.79%
Consumer Cyclical	1.18%
Consumer Non Cyclical	4.26%
Energy	2.99%
Financials	11.45%
Foreign Government	1.84%
Sector	%**
Industrials	0.76%
Mortgage Backed Securities	4.00%
Technology	1.37%
U.S. Government	48.41%
Utilities	4.54%
Repurchase Agreements	1.22%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Core Plus Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/22	11/30/22	6/1/22 – 11/30/22
Class A
Actual	$1,000.00	$957.10	$3.34
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.66	$3.45
Class C
Actual	$1,000.00	$953.20	$6.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.73
Class F
Actual	$1,000.00	$957.50	$2.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.16	$2.94
Class F3
Actual	$1,000.00	$958.40	$1.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.16	$1.93
Class I
Actual	$1,000.00	$958.00	$2.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.66	$2.43
Class R3
Actual	$1,000.00	$954.90	$4.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$4.96
Class R4
Actual	$1,000.00	$956.80	$3.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.41	$3.70
Class R5
Actual	$1,000.00	$958.10	$2.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.66	$2.43
Class R6
Actual	$1,000.00	$958.40	$1.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.16	$1.93

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.68% for Class A, 1.33% for Class C, 0.58% for Class F, 0.38% for Class F3, 0.48% for Class I, 0.98% for Class R3, 0.73% for Class R4, 0.48% for Class R5 and 0.38% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2022

Sector*	%**
Asset-Backed Securities	13.25%
Basic Materials	1.22%
Communication	3.67%
Consumer Cyclical	1.52%
Consumer Non Cyclical	6.53%
Energy	4.53%
Financial	12.68%
Foreign Government	1.18%
Sector*	%**
Industrial	1.18%
Mortgage Backed Securities	19.69%
Technology	2.30%
U.S. Government	24.48%
Utilities	4.59%
Repurchase Agreements	3.18%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Corporate Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/22	11/30/22	6/1/22 – 11/30/22
Class A
Actual	$1,000.00	$956.00	$3.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.66	$3.45
Class C
Actual	$1,000.00	$953.10	$6.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.53
Class F
Actual	$1,000.00	$956.70	$2.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.16	$2.94
Class F3
Actual	$1,000.00	$957.20	$2.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.86	$2.23
Class I
Actual	$1,000.00	$957.00	$2.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.66	$2.43
Class R2
Actual	$1,000.00	$954.10	$5.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.65	$5.47
Class R3
Actual	$1,000.00	$954.60	$4.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$4.96
Class R4
Actual	$1,000.00	$955.80	$3.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.41	$3.70
Class R5
Actual	$1,000.00	$957.00	$2.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.66	$2.43
Class R6
Actual	$1,000.00	$957.20	$2.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.86	$2.23

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.68% for Class A, 1.29% for Class C, 0.58% for Class F, 0.44% for Class F3, 0.48% for Class I, 1.08% for Class R2, 0.98% for Class R3, 0.73% for Class R4, 0.48% for Class R5 and 0.44% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2022

Sector*	%**
Basic Material	0.62%
Communications	5.97%
Consumer Cyclical	3.82%
Consumer Non Cyclical	15.14%
Energy	9.73%
Financial	35.81%
Sector*	%**
Industrial	2.34%
Technology	6.25%
U.S. Government	5.06%
Utilities	15.26%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Floating Rate Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/22	11/30/22	6/1/22 – 11/30/22
Class A
Actual	$1,000.00	$1,007.90	$4.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.96	$4.15
Class C
Actual	$1,000.00	$1,003.40	$7.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.75	$7.38
Class F
Actual	$1,000.00	$1,008.40	$3.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.46	$3.65
Class F3
Actual	$1,000.00	$1,009.40	$2.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.41	$2.69
Class I
Actual	$1,000.00	$1,007.70	$3.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.96	$3.14
Class R2
Actual	$1,000.00	$1,005.90	$6.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.95	$6.17
Class R3
Actual	$1,000.00	$1,006.40	$5.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.45	$5.67
Class R4
Actual	$1,000.00	$1,007.70	$4.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.71	$4.41
Class R5
Actual	$1,000.00	$1,009.00	$3.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.96	$3.14
Class R6
Actual	$1,000.00	$1,009.40	$2.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.41	$2.69

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.82% for Class A, 1.46% for Class C, 0.72% for Class F, 0.53% for Class F3, 0.62% for Class I, 1.22% for Class R2, 1.12% for Class R3, 0.87% for Class R4, 0.62% for Class R5 and 0.53% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2022

Sector*	%**
Asset Backed Securities	0.54%
Basic Material	1.85%
Communications	9.68%
Consumer Cyclical	14.59%
Consumer Non Cyclical	18.75%
Energy	6.25%
Financials	8.58%
Industrial	10.27%
Sector*	%**
Service	0.06%
Technology	16.27%
Transportation	0.52%
Utilities	1.97%
Time Deposits(a)	0.10%
Money Market Funds(a)	0.88%
Repurchase Agreements	9.69%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.
(a)	Securities were purchased with the cash collateral from loaned securities.

High Yield Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/22	11/30/22	6/1/22 – 11/30/22
Class A
Actual	$1,000.00	$957.40	$4.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.56	$4.56
Class C
Actual	$1,000.00	$955.60	$7.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.45	$7.69
Class F
Actual	$1,000.00	$957.80	$3.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.06	$4.05
Class F3
Actual	$1,000.00	$959.20	$2.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.06	$3.04
Class I
Actual	$1,000.00	$958.70	$3.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.56	$3.55
Class R2
Actual	$1,000.00	$955.90	$6.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.55	$6.58
Class R3
Actual	$1,000.00	$956.40	$5.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.05	$6.07
Class R4
Actual	$1,000.00	$957.20	$4.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.31	$4.81
Class R5
Actual	$1,000.00	$957.20	$3.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.56	$3.55
Class R6
Actual	$1,000.00	$959.20	$2.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.06	$3.04

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.90% for Class A, 1.52% for Class C, 0.80% for Class F, 0.60% for Class F3, 0.70% for Class I, 1.30% for Class R2, 1.20% for Class R3, 0.95% for Class R4, 0.70% for Class R5 and 0.60% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2022

Sector*	%**
Basic Material	5.75%
Communications	10.16%
Consumer Cyclical	21.19%
Consumer Non Cyclical	17.60%
Energy	20.08%
Financial	4.34%
Foreign Government	0.07%
Industrial	10.72%
Sector*	%**
Mortgage Backed Securities	0.42%
Technology	4.63%
Utilities	4.90%
Money Market Funds(a)	0.09%
Time Deposit(a)	0.01%
Repurchase Agreements	0.04%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.
(a)	Securities were purchased with the cash collateral from loaned securities.

Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/22	11/30/22	6/1/22 – 11/30/22
Class A
Actual	$1,000.00	$950.90	$3.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.31	$3.80
Class C
Actual	$1,000.00	$948.20	$6.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.20	$6.93
Class F
Actual	$1,000.00	$951.40	$3.18
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.81	$3.29
Class F3
Actual	$1,000.00	$952.30	$2.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.71	$2.38
Class I
Actual	$1,000.00	$951.90	$2.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.31	$2.79
Class R2
Actual	$1,000.00	$949.50	$5.62
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.30	$5.82
Class R3
Actual	$1,000.00	$949.70	$5.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.80	$5.32
Class R4
Actual	$1,000.00	$950.70	$3.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.06	$4.05
Class R5
Actual	$1,000.00	$948.20	$2.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.31	$2.79
Class R6
Actual	$1,000.00	$952.30	$2.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.71	$2.38

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.75% for Class A, 1.37% for Class C, 0.65% for Class F, 0.47% for Class F3, 0.55% for Class I, 1.15% for Class R2, 1.05% for Class R3, 0.80% for Class R4, 0.55% for Class R5 and 0.47% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2022

Sector*	%**
Asset Backed Securities	8.49%
Basic Materials	1.15%
Communications	6.31%
Consumer Cyclical	2.57%
Consumer Non Cyclical	15.29%
Energy	12.68%
Financial	21.07%
Sector*	%**
Industrial	1.84%
Mortgage Backed Securities	6.78%
Technology	6.04%
U.S. Government	7.02%
Utilities	10.26%
Repurchase Agreements	0.50%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Inflation Focused Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/22	11/30/22	6/1/22 – 11/30/22
Class A
Actual	$1,000.00	$966.10	$3.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.56	$3.55
Class C
Actual	$1,000.00	$963.50	$7.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.90	$7.23
Class F
Actual	$1,000.00	$966.70	$2.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.06	$3.04
Class F3
Actual	$1,000.00	$967.60	$1.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.06	$2.03
Class I
Actual	$1,000.00	$967.90	$2.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.54
Class R2
Actual	$1,000.00	$964.00	$5.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.55	$5.57
Class R3
Actual	$1,000.00	$964.60	$4.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.05	$5.06
Class R4
Actual	$1,000.00	$966.70	$3.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.26	$3.85
Class R5
Actual	$1,000.00	$967.80	$2.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.51	$2.59
Class R6
Actual	$1,000.00	$967.60	$1.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.06	$2.03

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.70% for Class A, 1.43% for Class C, 0.60% for Class F, 0.40% for Class F3, 0.50% for Class I, 1.10% for Class R2, 1.00% for Class R3, 0.76% for Class R4, 0.51% for Class R5 and 0.40% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2022

Sector*	%**
Asset Backed Securities	27.73%
Basic Materials	2.75%
Communications	2.35%
Consumer Cyclical	4.90%
Consumer Non Cyclical	3.41%
Energy	6.13%
Financials	25.75%
Foreign Government	0.06%
Sector*	%**
Industrial	0.58%
Material and Processing	0.16%
Mortgage Backed Securities	14.91%
Technology	1.19%
U.S. Government	5.07%
Utilities	4.06%
Repurchase Agreements	0.95%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Short Duration Core Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/22	11/30/22	6/1/22 – 11/30/22
Class A
Actual	$1,000.00	$987.90	$2.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.06	$3.04
Class C
Actual	$1,000.00	$984.70	$6.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.80	$6.33
Class F
Actual	$1,000.00	$988.40	$2.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.54
Class F3
Actual	$1,000.00	$989.20	$1.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.41	$1.67
Class I
Actual	$1,000.00	$988.90	$1.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.06	$2.03
Class R3
Actual	$1,000.00	$986.40	$4.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.56	$4.56
Class R4
Actual	$1,000.00	$987.60	$3.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.81	$3.29
Class R5
Actual	$1,000.00	$988.90	$1.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.06	$2.03
Class R6
Actual	$1,000.00	$989.20	$1.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.41	$1.67

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.60% for Class A, 1.25% for Class C, 0.50% for Class F, 0.33% for Class F3, 0.40% for Class I, 0.90% for Class R3, 0.65% for Class R4, 0.40% for Class R5 and 0.33% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2022

Sector*	%**
Asset-Backed Securities	24.54%
Basic Materials	2.40%
Communications	2.68%
Consumer Staples	0.49%
Consumer Cyclical	2.89%
Consumer Non Cyclical	3.54%
Energy	6.60%
Financial	26.60%
Foreign Government	0.35%
Sector*	%**
Industrial	0.85%
Materials and Processing	0.15%
Mortgage-Backed Securities	10.99%
Technology	2.05%
U.S. Government	4.02%
Utilities	8.91%
Repurchase Agreements	2.94%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Short Duration Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/22	11/30/22	6/1/22 – 11/30/22
Class A
Actual	$1,000.00	$981.70	$2.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.16	$2.94
Class C
Actual	$1,000.00	$978.80	$6.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.00	$6.12
Class F
Actual	$1,000.00	$979.60	$2.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.66	$2.43
Class F3
Actual	$1,000.00	$983.00	$1.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.46	$1.62
Class I
Actual	$1,000.00	$982.60	$1.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.16	$1.93
Class R2
Actual	$1,000.00	$979.70	$4.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.10	$5.01
Class R3
Actual	$1,000.00	$980.20	$4.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.66	$4.46
Class R4
Actual	$1,000.00	$979.00	$3.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.91	$3.19
Class R5
Actual	$1,000.00	$982.60	$1.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.16	$1.93
Class R6
Actual	$1,000.00	$980.50	$1.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.46	$1.62

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.58% for Class A, 1.21% for Class C, 0.48% for Class F, 0.32% for Class F3, 0.38% for Class I, 0.99% for Class R2, 0.88% for Class R3, 0.63% for Class R4, 0.38% for Class R5 and 0.32% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2022

Sector*	%**
Asset-Backed Securities	24.78%
Basic Materials	2.38%
Communications	2.99%
Consumer Cyclical	3.99%
Consumer Non Cyclical	3.90%
Energy	5.98%
Financial	23.50%
Foreign Government	1.19%
Sector*	%**
Industrial	0.93%
Mortgage-Backed Securities	15.79%
Technology	1.62%
U.S. Government	8.58%
Utilities	3.39%
Repurchase Agreements	0.98%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Total Return Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/22	11/30/22	6/1/22 – 11/30/22
Class A
Actual	$1,000.00	$951.30	$3.18
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.81	$3.29
Class C
Actual	$1,000.00	$947.30	$6.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.75	$6.38
Class F
Actual	$1,000.00	$951.80	$2.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.31	$2.79
Class F3
Actual	$1,000.00	$952.70	$1.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.26	$1.83
Class I
Actual	$1,000.00	$952.60	$2.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.01	$2.08
Class P
Actual	$1,000.00	$949.40	$4.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.56	$4.56
Class R2
Actual	$1,000.00	$949.40	$5.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.80	$5.32
Class R3
Actual	$1,000.00	$949.90	$4.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.31	$4.81
Class R4
Actual	$1,000.00	$951.10	$3.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.56	$3.55
Class R5
Actual	$1,000.00	$951.20	$2.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.81	$2.28
Class R6
Actual	$1,000.00	$952.80	$1.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.26	$1.83

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.65% for Class A, 1.26% for Class C, 0.55% for Class F, 0.36% for Class F3, 0.41% for Class I, 0.90% for Class P, 1.05% for Class R2, 0.95% for Class R3, 0.70% for Class R4, 0.45% for Class R5 and 0.36% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2022

Sector*	%**
Asset-Backed Securities	14.43%
Basic Material	1.24%
Communications	4.39%
Consumer Cyclical	1.83%
Consumer Non Cyclical	5.91%
Energy	4.38%
Financial	15.27%
Sector*	%**
Industrial	0.87%
Mortgage Backed Securities	25.22%
Technology	1.63%
U.S. Government	19.87%
Utilities	4.16%
Repurchase Agreements	0.80%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Ultra Short Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/22	11/30/22	6/1/22 – 11/30/22
Class A
Actual	$1,000.00	$1,004.50	$2.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.91	$2.18
Class A1
Actual	$1,000.00	$1,003.00	$2.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.41	$2.69
Class F
Actual	$1,000.00	$1,003.80	$1.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.16	$1.93
Class F3
Actual	$1,000.00	$1,005.50	$1.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.87	$1.22
Class I
Actual	$1,000.00	$1,005.30	$1.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.66	$1.42
Class R5
Actual	$1,000.00	$1,005.30	$1.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.71	$1.37
Class R6
Actual	$1,000.00	$1,004.50	$1.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.87	$1.22

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.43% for Class A, 0.53% for Class A1, 0.38% for Class F, 0.24% for Class F3, 0.28% for Class I, 0.27% for Class R5 and 0.24% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2022

Sector*	%**
Asset Backed Securities	24.71%
Basic Material	1.67%
Communications	2.10%
Consumer Cyclical	5.48%
Consumer Non Cyclical	3.97%
Energy	2.44%
Financial	40.95%
Sector*	%**
Industrial	1.54%
Mortgage Backed Securities	6.42%
Technology	0.49%
U.S. Government	5.84%
Utilities	4.39%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Schedule of Investments

CONVERTIBLE FUND November 30, 2022

Investments			Shares	Fair Value
LONG-TERM INVESTMENTS 96.59%

COMMON STOCKS 2.92%

Health Care Equipment & Supplies 0.40%
Glaukos Corp.*			79,739	$3,713,445

Life Sciences Tools & Services 1.47%
Danaher Corp.			50,650	13,848,216

Transportation Infrastructure 1.05%
Scorpio Tankers, Inc. (Monaco)(a)			193,595	9,877,196
Total Common Stocks (cost $24,824,923)				27,438,857

	Interest Rate	Maturity Date	Principal Amount

CONVERTIBLE BONDS 84.18%

Auto Parts & Equipment 0.91%
indie Semiconductor, Inc.†	4.50%	11/15/2027	$ 7,185,000	8,595,274

Beverages 1.00%
MGP Ingredients, Inc.	1.875%	11/15/2041	6,620,000	9,365,503

Biotechnology 5.24%
Alnylam Pharmaceuticals, Inc.†	1.00%	9/15/2027	9,145,000	9,506,228
Apellis Pharmaceuticals, Inc.	3.50%	9/15/2026	3,610,000	5,426,281
Cerevel Therapeutics Holdings, Inc.†	2.50%	8/15/2027	8,538,000	7,991,568
Esperion Therapeutics, Inc.	4.00%	11/15/2025	3,400,000	1,703,153
Insmed, Inc.	0.75%	6/1/2028	11,495,000	9,136,358
Sarepta Therapeutics, Inc.†	1.25%	9/15/2027	13,915,000	15,556,970
Total				49,320,558

Chemicals 0.36%
Danimer Scientific, Inc.†	3.25%	12/15/2026	7,780,000	3,431,830

Commercial Services 5.52%
Block, Inc.	Zero Coupon	5/1/2026	26,360,000	21,285,700
Block, Inc.	0.125%	3/1/2025	2,190,000	2,148,938
Chegg, Inc.	0.125%	3/15/2025	30,650,000	28,504,500
Total				51,939,138

80	See Notes to Financial Statements.

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Computers 4.17%
CyberArk Software Ltd. (Israel)(a)	Zero Coupon	11/15/2024	$6,470,000	$7,391,975
KBR, Inc.	2.50%	11/1/2023	4,110,000	8,509,755
Western Digital Corp.	1.50%	2/1/2024	24,360,000	23,300,340
Total				39,202,070

Electric 1.16%
Ormat Technologies, Inc.†	2.50%	7/15/2027	9,175,000	10,927,425

Energy-Alternate Sources 9.03%
Array Technologies, Inc.†	1.00%	12/1/2028	7,755,000	8,216,483
Enphase Energy, Inc.	Zero Coupon	3/1/2028	12,055,000	15,910,396
Green Plains, Inc.	2.25%	3/15/2027	6,661,000	8,632,656
Sunnova Energy International, Inc.†	2.625%	2/15/2028	16,474,000	15,131,369
SunPower Corp.	4.00%	1/15/2023	14,400,000	15,465,600
Sunrun, Inc.	Zero Coupon	2/1/2026	29,392,000	21,559,032
Total				84,915,536

Entertainment 2.40%
DraftKings Holdings, Inc.	Zero Coupon	3/15/2028	14,980,000	9,707,040
Marriott Vacations Worldwide Corp.	Zero Coupon	1/15/2026	7,990,000	8,297,615
Penn Entertainment, Inc.	2.75%	5/15/2026	2,700,000	4,526,550
Total				22,531,205

Health Care-Products 3.91%
Glaukos Corp.	2.75%	6/15/2027	2,769,000	3,324,531
Insulet Corp.	0.375%	9/1/2026	13,995,000	20,019,847
Natera, Inc.	2.25%	5/1/2027	4,455,000	5,733,028
Repligen Corp.	0.375%	7/15/2024	4,575,000	7,671,576
Total				36,748,982

Internet 21.06%
Airbnb, Inc.	Zero Coupon	3/15/2026	23,220,000	19,551,240
Etsy, Inc.	0.125%	10/1/2026	8,155,000	13,565,843
Fiverr International Ltd. (Israel)(a)	Zero Coupon	11/1/2025	15,440,000	12,660,800
MakeMyTrip Ltd. (India)(a)	Zero Coupon	2/15/2028	16,700,000	17,317,900
MercadoLibre, Inc. (Uruguay)(a)	2.00%	8/15/2028	5,120,000	11,271,680
Okta, Inc.	0.125%	9/1/2025	10,420,000	8,945,570
Palo Alto Networks, Inc.	0.375%	6/1/2025	14,580,000	25,609,770
Pinduoduo, Inc. (China)(a)	Zero Coupon	10/1/2024	2,320,000	4,454,400
Sea Ltd. (Singapore)(a)	0.25%	9/15/2026	21,665,000	16,248,750
Shopify, Inc. (Canada)(a)	0.125%	11/1/2025	41,675,000	35,849,710

See Notes to Financial Statements.	81

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Internet (continued)
Uber Technologies, Inc.	Zero Coupon	12/15/2025		$27,525,000	$23,477,770
World Wrestling Entertainment, Inc.	3.375%	12/15/2023		2,805,000	9,040,515
Total					197,993,948

Leisure Time 1.11%
Royal Caribbean Cruises Ltd.†	6.00%	8/15/2025		7,290,000	10,402,704

Mining 0.39%
Livent Corp.	4.125%	7/15/2025		1,115,000	3,690,093

Oil & Gas 2.82%
Antero Resources Corp.	4.25%	9/1/2026		860,000	7,253,154
EQT Corp.	1.75%	5/1/2026		3,505,000	10,173,263
Pioneer Natural Resources Co.	0.25%	5/15/2025		3,750,000	9,052,500
Total					26,478,917

Pharmaceuticals 9.20%
Canopy Growth Corp.†(b)	4.25%	7/15/2023	CAD	72,305,000	52,341,370
Cytokinetics, Inc.†	3.50%	7/1/2027		$10,440,000	11,588,400
Dexcom, Inc.	0.25%	11/15/2025		4,075,000	4,435,637
Dexcom, Inc.	0.75%	12/1/2023		6,411,000	18,149,541
Total					86,514,948

REITS 1.56%
HAT Holdings I LLC/HAT Holdings II LLC†	Zero Coupon	5/1/2025		15,625,000	14,665,408

Retail 0.52%
RH	Zero Coupon	9/15/2024		3,360,000	4,900,560

Semiconductors 2.46%
ON Semiconductor Corp.	Zero Coupon	5/1/2027		11,610,000	17,832,960
Wolfspeed, Inc.†	1.875%	12/1/2029		5,063,000	5,275,646
Total					23,108,606

Software 7.42%
Alteryx, Inc.	0.50%	8/1/2024		10,200,000	9,326,625
Bill.com Holdings, Inc.	Zero Coupon	12/1/2025		17,340,000	18,510,450
Cloudflare, Inc.	Zero Coupon	8/15/2026		15,100,000	12,208,350
Coupa Software, Inc.	0.125%	6/15/2025		32,320,000	29,728,146
Total					69,773,571

Telecommunications 2.18%
GDS Holdings Ltd. (China)(a)	2.00%	6/1/2025		21,815,000	20,519,734

82	See Notes to Financial Statements.

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Transportation 1.76%
CryoPort, Inc.†	0.75%	12/1/2026	$22,555,000	$16,539,883
Total Convertible Bonds (cost $804,654,442)				791,565,893

	Dividend Rate		Shares

CONVERTIBLE PREFERRED STOCKS 7.92%

Auto Components 1.18%
Aptiv plc. (Ireland)(a)	5.50%		92,810	11,093,579

Commercial Banks 1.02%
Bank of America Corp.	7.25%		7,885	9,607,636

Electric: Utilities 3.71%
NextEra Energy, Inc.	6.219%		693,015	34,893,305

Health Care Equipment & Supplies 0.52%
Boston Scientific Corp.	5.50%		43,535	4,902,477

Metals & Mining 1.49%
RBC Bearings, Inc.	5.00%		120,725	13,978,748
Total Convertible Preferred Stocks (cost $76,769,582)				74,475,745

PREFERRED STOCKS 1.57%

Construction & Engineering
Fluor Corp.(cost $12,769,779)	6.50%		9,225	14,814,335
Total Long-Term Investments (cost $919,018,726)				908,294,830

			Principal Amount

SHORT-TERM INVESTMENTS 3.05%

Repurchase Agreements 3.05%
Repurchase Agreement dated 11/30/2022, 1.750% due 12/1/2022 with Fixed Income Clearing Corp. collateralized by $31,163,700, of U.S. Treasury Note at 0.25% due 5/15/2024; value: $29,215,551; proceeds: $28,644,036 (cost $28,642,644)			$28,642,644	28,642,644
Total Investments in Securities 99.64% (cost $947,661,370)				936,937,474
Other Assets and Liabilities – Net(c) 0.36%				3,405,788
Net Assets 100.00%				$940,343,262

See Notes to Financial Statements.	83

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2022

CAD	Canadian Dollar.
REITS	Real Estate Investment Trusts.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2022, the total value of Rule 144A securities was $190,170,558, which represents 20.30% of net assets.
(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts as follows:

Forward Foreign Currency Exchange Contracts at November 30, 2022:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Euro	Buy	Morgan Stanley	12/12/2022	505,000	$497,130	$525,898	$28,768
Euro	Buy	Morgan Stanley	12/12/2022	7,474,000	7,383,396	7,783,289	399,893
Euro	Buy	State Street Bank and Trust	12/12/2022	531,000	528,032	552,974	24,942
Canadian dollar	Sell	State Street Bank and Trust	1/20/2023	873,000	652,984	649,511	3,473
Total Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$457,076

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Canadian dollar	Sell	Morgan Stanley	1/20/2023	637,000	$470,812	$473,927	$(3,115)
Canadian dollar	Sell	Toronto Dominion Bank	1/20/2023	71,035,000	51,615,271	52,849,983	(1,234,712)
Euro	Sell	State Street Bank and Trust	12/12/2022	8,510,000	8,558,082	8,862,161	(304,079)
Total Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(1,541,906)

84	See Notes to Financial Statements.

Schedule of Investments (concluded)

CONVERTIBLE FUND November 30, 2022

The following is a summary of the inputs used as of November 30, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Transportation Infrastructure	$–	$9,877,196	$–	$9,877,196
Remaining Industries	17,561,661	–	–	17,561,661
Convertible Bonds	–	791,565,893	–	791,565,893
Convertible Preferred Stocks	18,881,225	55,594,520	–	74,475,745
Preferred Stocks	14,814,335	–	–	14,814,335
Short-Term Investments
Repurchase Agreements	–	28,642,644	–	28,642,644
Total	$51,257,221	$885,680,253	$–	$936,937,474

Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$457,076	$–	$457,076
Liabilities	–	(1,541,906)	–	(1,541,906)
Total	$–	$(1,084,830)	$–	$(1,084,830)

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Convertible Bonds
Balance as of December 1, 2021	$55,464,245
Accrued Discounts (Premiums)	–
Realized Gain (Loss)	–
Change in Unrealized Appreciation (Depreciation)	–
Purchases	–
Sales	–
Transfers into Level 3	–
Transfers out of Level 3(a)	(55,464,245)
Balance as of November 30, 2022	$–
Change in unrealized appreciation/depreciation for the year ended November 30, 2022, related to Level 3 investments held at November 30, 2022	$–

(a)	The Fund recognizes transfers within the fair value hierarchy as of the beginning of the period. Transfers into and out of Level 3 were primarily related to the availability of market quotations in accordance with valuation methodology.

See Notes to Financial Statements.	85

Schedule of Investments

CORE FIXED INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 116.23%

ASSET-BACKED SECURITIES 18.39%

Automobiles 5.21%
Capital One Prime Auto Receivables Trust 2022-1 A2	2.71%		6/16/2025	$16,368,816	$16,121,046
CarMax Auto Owner Trust 2022-2 A2A	2.81%		5/15/2025	15,143,981	14,968,937
Flagship Credit Auto Trust 2021-1 A†	0.31%		6/16/2025	542,742	539,151
Flagship Credit Auto Trust 2022-3 A3†	4.55%		4/15/2027	6,595,000	6,448,006
Ford Credit Auto Owner Trust 2022-D A3	5.27%		5/17/2027	10,800,000	10,845,985
GM Financial Automobile Leasing Trust 2022-2 A2	2.93%		10/21/2024	8,357,163	8,241,471
Hertz Vehicle Financing III LP 2021-2A A†	1.68%		12/27/2027	13,526,000	11,586,660
Mercedes-Benz Auto Receivables Trust 2022-1 A3	5.21%		8/16/2027	7,465,000	7,475,886
Santander Consumer Auto Receivables Trust 2020-BA F†	7.03%		8/15/2028	5,049,000	5,011,379
Santander Drive Auto Receivables Trust 2022-5 B	4.43%		3/15/2027	8,374,000	8,086,772
Santander Drive Auto Receivables Trust 2022-6 B	4.72%		6/15/2027	11,710,000	11,379,575
Santander Drive Auto Receivables Trust 2022-6 C	4.96%		11/15/2028	7,660,000	7,400,144
Westlake Automobile Receivables Trust 2019-2A D†	3.20%		11/15/2024	568,358	566,927
Westlake Automobile Receivables Trust 2020-3A E†	3.34%		6/15/2026	3,875,000	3,699,402
Total					112,371,341

Credit Card 2.85%
American Express Credit Account Master Trust 2022-2 A	3.39%		5/15/2027	4,305,000	4,164,184
American Express Credit Account Master Trust 2022-3 A	3.75%		8/15/2027	5,900,000	5,746,077
BA Credit Card Trust 2022-A1 A1	3.53%		11/15/2027	6,215,000	6,026,880
BA Credit Card Trust 2022-A2 A2	5.00%		4/17/2028	10,800,000	10,812,899
Capital One Multi-Asset Execution Trust 2005-B3 B3	4.629% (3 Mo. LIBOR + .55%	)#	5/15/2028	5,780,000	5,550,380
Capital One Multi-Asset Execution Trust 2022-A2 A	3.49%		5/15/2027	10,800,000	10,449,146
Continental Finance Credit Card ABS Master Trust 2020-1A A†	2.24%		12/15/2028	9,100,000	8,514,355
Discover Card Execution Note Trust 2022-A4 A	5.03%		10/15/2027	6,465,000	6,499,925
Genesis Sales Finance Master Trust 2020-AA B†	2.24%		9/22/2025	4,000,000	3,825,857
Total					61,589,703

86	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other 10.31%
Apidos CLO XX 2015-20A A2RR†	5.629% (3 Mo. LIBOR + 1.55%	)#	7/16/2031	$4,870,000	$4,666,199
Apidos CLO XXVI A2R†	5.694% (3 Mo. LIBOR + 1.50%	)#	7/18/2029	1,680,000	1,625,034
Apidos CLO XXXV 2021-35A A†	5.293% (3 Mo. LIBOR + 1.05%	)#	4/20/2034	2,250,000	2,180,356
Arbor Realty Collateralized Loan Obligation Ltd. 2021-FL2 AS†	5.275% (1 Mo. LIBOR + 1.40%	)#	5/15/2036	5,760,000	5,548,002
Ares XL CLO Ltd. 2016-40A A1RR†	4.949% (3 Mo. LIBOR + .87%	)#	1/15/2029	2,391,364	2,357,884
Avant Loans Funding Trust 2022-REV1 A†	6.54%		9/15/2031	8,710,000	8,498,355
Bain Capital Credit CLO 2019-2A AR†	5.179% (3 Mo. LIBOR + 1.10%	)#	10/17/2032	5,160,000	5,047,769
Barings CLO Ltd. 2019-3A A1R†	5.313% (3 Mo. LIBOR + 1.07%	)#	4/20/2031	4,000,000	3,919,229
Barings CLO Ltd. 2019-3A BR†	5.843% (3 Mo. LIBOR + 1.60%	)#	4/20/2031	3,080,000	2,970,797
Carlyle Global Market Strategies CLO Ltd. 2014-5A A1RR†	5.219% (3 Mo. LIBOR + 1.14%	)#	7/15/2031	8,699,007	8,535,574
Carlyle Global Market Strategies CLO Ltd. 2015-1A AR3†	5.223% (3 Mo. LIBOR + .98%	)#	7/20/2031	3,493,905	3,411,388
CBAM Ltd. 2017-1A D†	7.993% (3 Mo. LIBOR + 3.75%	)#	7/20/2030	1,641,271	1,470,958
CIFC Funding I Ltd. 2021-1A A1†	5.468% (3 Mo. LIBOR + 1.11%	)#	4/25/2033	8,040,000	7,906,264
Dryden 61 CLO Ltd. 2018-61A A1R†	5.069% (3 Mo. LIBOR + .99%	)#	1/17/2032	5,060,000	4,958,618
Dryden Senior Loan Fund 2017-47A BR†	5.549% (3 Mo. LIBOR + 1.47%	)#	4/15/2028	6,200,000	6,035,636
Eaton Vance CLO Ltd. 2013-1A A13R†	5.329% (3 Mo. LIBOR + 1.25%	)#	1/15/2034	4,510,000	4,406,631
Elmwood CLO VIII Ltd. 2021-1A A1†	5.483% (3 Mo. LIBOR + 1.24%	)#	1/20/2034	3,490,000	3,410,403
Encina Equipment Finance LLC 2021-1A D†	1.69%		11/15/2027	4,500,000	4,195,586
Encina Equipment Finance LLC 2022-1A A2†	4.88%		11/15/2028	6,691,000	6,506,328
Galaxy XXI CLO Ltd. 2015-21A AR†	5.263% (3 Mo. LIBOR + 1.02%	)#	4/20/2031	485,000	475,689
Goldentree Loan Management U.S. CLO 3 Ltd. 2018-3A B1†	5.793% (3 Mo. LIBOR + 1.55%	)#	4/20/2030	1,045,000	1,011,647
HGI CRE CLO Ltd. 2021-FL2 B†	5.387% (1 Mo. LIBOR + 1.50%	)#	9/17/2036	5,900,000	5,695,043

See Notes to Financial Statements.	87

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
KKR CLO Ltd. 29A A†	5.279% (3 Mo. LIBOR + 1.20%	)#	1/15/2032	$2,950,000	$2,898,771
Lending Funding Trust 2020-2A A†	2.32%		4/21/2031	5,712,000	4,975,195
Lendmark Funding Trust 2021-1A C†	3.41%		11/20/2031	2,250,000	1,790,260
Lendmark Funding Trust 2021-2A B†	2.37%		4/20/2032	6,945,000	5,566,815
LoanCore Issuer Ltd. 2022-CRE7 A†	4.891% (1 Mo. SOFR + 1.55%	)#	1/17/2037	4,080,000	3,922,012
Magnetite VII Ltd. 2012-7A A1R2†	4.879% (3 Mo. LIBOR + .80%	)#	1/15/2028	6,122,314	6,030,894
Marble Point CLO XVII Ltd. 2020-1A A†	5.543% (3 Mo. LIBOR + 1.30%	)#	4/20/2033	2,824,058	2,774,637
Mariner Finance Issuance Trust 2021-AA D†	3.83%		3/20/2036	2,600,000	2,102,677
Marlette Funding Trust 2020-3A D†	4.65%		9/16/2030	5,750,000	5,588,691
Marlette Funding Trust 2022-3 B†	5.95%		11/15/2032	6,279,000	6,130,192
ME Funding LLC 2019-1 A2†	6.448%		7/30/2049	5,446,550	5,297,151
MF1 Ltd. 2022-FL8 A†	4.768% (1 Mo. SOFR + 1.35%	)#	2/19/2037	4,500,000	4,308,750
Mountain View CLO LLC 2017-1A AR†	5.169% (3 Mo. LIBOR + 1.09%	)#	10/16/2029	2,471,187	2,439,586
Mountain View CLO Ltd. 2014-1A CRR†	6.079% (3 Mo. LIBOR + 2.00%	)#	10/15/2026	452,991	451,497
Mountain View CLO X Ltd. 2015-10A AR†	4.761% (3 Mo. LIBOR + .82%	)#	10/13/2027	288,724	287,225
Newark BSL CLO 1 Ltd. 2016-1A A1R†	5.458% (3 Mo. LIBOR + 1.10%	)#	12/21/2029	6,517,905	6,444,586
OCP CLO Ltd. 2019-16A AR†	4.909% (3 Mo. LIBOR + 1.00%	)#	4/10/2033	3,360,000	3,283,246
OCP CLO Ltd. 2019-17A A1R†	5.283% (3 Mo. LIBOR + 1.04%	)#	7/20/2032	5,030,000	4,899,088
Octagon Investment Partners XIV Ltd. 2012-1A AARR†	5.029% (3 Mo. LIBOR + .95%	)#	7/15/2029	3,848,040	3,801,626
Octagon Investment Partners XVII Ltd. 2013-1A A1R2†	5.358% (3 Mo. LIBOR + 1.00%	)#	1/25/2031	2,415,000	2,373,152
OneMain Financial Issuance Trust 2018-2A A†	3.57%		3/14/2033	5,645,000	5,520,519
Palmer Square Loan Funding Ltd. 2021-1A A1†	5.143% (3 Mo. LIBOR + .90%	)#	4/20/2029	4,547,472	4,490,629
Rad CLO 6 Ltd. 2019-6A A1†	5.623% (3 Mo. LIBOR + 1.38%	)#	1/20/2033	5,000,000	4,928,949
Rad CLO Ltd. 2020-7A A1†	5.279% (3 Mo. LIBOR + 1.20%	)#	4/17/2033	4,578,038	4,482,382
SCF Equipment Leasing LLC 2019-2A B†	2.76%		8/20/2026	3,285,000	3,157,614
SCF Equipment Leasing LLC 2021-1A C†	1.54%		10/21/2030	4,325,000	3,804,042

88	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Sunrun Demeter Issuer 2021-2A A†	2.27%		1/30/2057	$2,195,088	$1,720,846
TCI-Flatiron CLO Ltd. 2017-1A AR†	5.61% (3 Mo. LIBOR + .96%	)#	11/18/2030	2,500,000	2,449,875
TCW CLO Ltd. 2022 1A A1†	5.40% (3 Mo. Term SOFR + 1.34%	)#	4/22/2033	2,200,000	2,144,255
Upstart Securitization Trust 2021-2 B†	1.75%		6/20/2031	3,898,000	3,683,379
VERDE CLO Ltd. 2019-1A AR†	5.179% (3 Mo. LIBOR + 1.10%	)#	4/15/2032	5,340,000	5,227,860
Verizon Master Trust 2022-7 A1A	5.23%		11/22/2027	10,800,000	10,790,014
Total					222,599,805

Student Loan 0.02%
Towd Point Asset Trust 2018-SL1 A†	4.616% (1 Mo. LIBOR + .60%	)#	1/25/2046	438,606	435,721
Total Asset-Backed Securities (cost $409,625,024)					396,996,570

CORPORATE BONDS 34.80%

Agriculture 0.70%
BAT Capital Corp.	3.222%		8/15/2024	4,913,000	4,740,144
Cargill, Inc. †	4.00%		6/22/2032	5,578,000	5,195,808
Philip Morris International, Inc.	5.625%		11/17/2029	2,778,000	2,827,123
Viterra Finance BV (Netherlands)†(a)	4.90%		4/21/2027	2,426,000	2,270,351
Total					15,033,426

Airlines 0.25%
American Airlines 2021-1A Pass Through Trust	2.875%		1/11/2036	2,784,000	2,247,552
British Airways 20-1 Trust 2020-1 A (United Kingdom)†(a)	4.25%		5/15/2034	3,343,007	3,063,878
Total					5,311,430

Banks 9.97%
ABN AMRO Bank NV (Netherlands)†(a)	3.324% (5 Yr. Treasury CMT + 1.90%	)#	3/13/2037	2,600,000	1,885,179
Bank of America Corp.	1.658% (SOFR + .91%	)#	3/11/2027	5,231,000	4,637,931
Bank of America Corp.	2.687% (SOFR + 1.32%	)#	4/22/2032	7,996,000	6,486,571
Bank of America Corp.	3.593% (3 Mo. LIBOR + 1.37%	)#	7/21/2028	4,807,000	4,459,856
Bank of America Corp.	3.97% (3 Mo. LIBOR + 1.07%	)#	3/5/2029	10,160,000	9,445,554
Bank of America Corp.	4.00%		1/22/2025	1,716,000	1,683,179
Bank of New York Mellon Corp.(The)	4.596% (SOFR + 1.76%	)#	7/26/2030	4,402,000	4,297,356

See Notes to Financial Statements.	89

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
BNG Bank NV (Netherlands)†(a)	4.75%		5/22/2024	$25,726,000	$25,656,869
BNP Paribas SA (France)†(a)	4.375% (5 Yr. Swap rate + 1.48%	)#	3/1/2033	4,464,000	3,926,148
Citigroup, Inc.	2.666% (SOFR + 1.15%	)#	1/29/2031	11,860,000	9,858,167
Citigroup, Inc.	3.887% (3 Mo. LIBOR + 1.56%	)#	1/10/2028	7,031,000	6,636,417
Citigroup, Inc.	3.98% (3 Mo. LIBOR + 1.34%	)#	3/20/2030	6,228,000	5,701,142
Citigroup, Inc.	4.14% (SOFR + 1.37%	)#	5/24/2025	1,736,000	1,704,407
Danske Bank A/S (Denmark)†(a)	3.773% (1 Yr. Treasury CMT + 1.45%	)#	3/28/2025	6,260,000	6,029,227
Goldman Sachs Group, Inc. (The)	2.383% (SOFR + 1.25%	)#	7/21/2032	18,608,000	14,713,099
JPMorgan Chase & Co.	2.58% (SOFR + 1.25%	)#	4/22/2032	7,324,000	5,943,971
JPMorgan Chase & Co.	2.963% (SOFR + 1.26%	)#	1/25/2033	10,300,000	8,500,872
JPMorgan Chase & Co.	3.782% (3 Mo. LIBOR + 1.34%	)#	2/1/2028	22,468,000	21,186,099
Macquarie Bank Ltd. (Australia)†(a)	3.052% (5 Yr. Treasury CMT + 1.70%	)#	3/3/2036	4,585,000	3,303,325
Macquarie Group Ltd. (Australia)†(a)	4.654% (3 Mo. LIBOR + 1.73%	)#	3/27/2029	3,121,000	2,923,291
Morgan Stanley	2.239% (SOFR + 1.18%	)#	7/21/2032	5,505,000	4,297,371
Morgan Stanley	2.484% (SOFR + 1.36%	)#	9/16/2036	3,165,000	2,355,045
Morgan Stanley	4.431% (3 Mo. LIBOR + 1.63%	)#	1/23/2030	8,178,000	7,743,252
National Australia Bank Ltd. (Australia)†(a)	2.99%		5/21/2031	2,374,000	1,861,080
Royal Bank of Canada (Canada)(a)	6.00%		11/1/2027	4,995,000	5,200,019
Santander UK Group Holdings plc (United Kingdom)(a)	3.373% (3 Mo. LIBOR + 1.08%	)#	1/5/2024	5,315,000	5,303,668
State Street Corp.	4.164% (SOFR + 1.73%	)#	8/4/2033	9,670,000	9,010,804
Toronto-Dominion Bank (The) (Canada)(a)	4.456%		6/8/2032	4,480,000	4,289,334
UBS AG (Switzerland)(a)	5.125%		5/15/2024	1,694,000	1,667,114
US Bancorp	4.967% (SOFR + 2.11%	)#	7/22/2033	7,038,000	6,745,056
Wells Fargo & Co.	2.188% (SOFR + 2.00%	)#	4/30/2026	4,878,000	4,545,511

90	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Wells Fargo & Co.	2.393% (SOFR + 2.10%	)#	6/2/2028	$5,000,000	$4,425,071
Wells Fargo & Co.	3.35% (SOFR + 1.50%	)#	3/2/2033	4,058,000	3,474,377
Wells Fargo Bank NA	5.85%		2/1/2037	5,275,000	5,398,546
Total					215,294,908

Biotechnology 0.08%
Baxalta, Inc.	4.00%		6/23/2025	1,675,000	1,647,793

Chemicals 0.34%
International Flavors & Fragrances, Inc.†	1.23%		10/1/2025	8,373,000	7,407,089

Commercial Services 0.29%
Global Payments, Inc.	4.00%		6/1/2023	6,376,000	6,328,254

Computers 0.11%
Dell International LLC/EMC Corp.	8.35%		7/15/2046	2,080,000	2,437,630

Cosmetics/Personal Care 0.19%
GSK Consumer Healthcare Capital US LLC	3.625%		3/24/2032	4,679,000	4,133,566

Diversified Financial Services 2.29%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(a)	3.50%		1/15/2025	2,732,000	2,607,271
Aircastle Ltd.†	2.85%		1/26/2028	3,402,000	2,773,025
Ally Financial, Inc.	8.00%		11/1/2031	4,517,000	4,853,251
American Express Co.	4.42% (SOFR + 1.76%	)#	8/3/2033	4,543,000	4,311,827
Aviation Capital Group LLC†	1.95%		1/30/2026	3,877,000	3,383,914
Avolon Holdings Funding Ltd. (Ireland)†(a)	5.25%		5/15/2024	4,791,000	4,676,075
CPPIB Capital, Inc. (Canada)†(a)	4.753% (SOFR + 1.25%	)#	4/4/2025	11,750,000	11,985,131
Intercontinental Exchange, Inc.	4.00%		9/15/2027	9,645,000	9,443,791
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%		3/15/2027	1,008,000	964,209
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%		4/15/2045	690,000	579,955
Park Aerospace Holdings Ltd. (Ireland)†(a)	5.50%		2/15/2024	3,956,000	3,899,349
Total					49,477,798

Electric 3.97%
AEP Transmission Co. LLC	4.50%		6/15/2052	2,482,000	2,222,960
AES Corp. (The)†	3.95%		7/15/2030	2,586,000	2,269,655

See Notes to Financial Statements.	91

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Electric (continued)
Alfa Desarrollo SpA (Chile)†(a)	4.55%		9/27/2051		$2,881,457	$2,117,900
American Transmission Systems, Inc.†	2.65%		1/15/2032		9,767,000	7,990,677
Baltimore Gas & Electric Co.	4.55%		6/1/2052		6,608,000	5,981,895
Constellation Energy Generation LLC	6.25%		10/1/2039		5,000,000	5,222,581
DTE Energy Co.	4.22%		11/1/2024		1,722,000	1,696,325
Duke Energy Corp.	4.50%		8/15/2032		7,973,000	7,572,882
Enel Finance International NV(b)	0.50%		6/17/2030	EUR	6,832,000	5,623,548
Entergy Corp.	0.90%		9/15/2025		$6,407,000	5,716,028
IPALCO Enterprises, Inc.	4.25%		5/1/2030		8,101,000	7,273,021
Minejesa Capital BV (Netherlands)†(a)	4.625%		8/10/2030		3,750,000	3,281,250
NextEra Energy Capital Holdings, Inc.	4.426% (SOFR + 1.02%	)#	3/21/2024		7,081,000	7,040,885
NextEra Energy Capital Holdings, Inc.	5.00%		7/15/2032		3,418,000	3,419,122
Oglethorpe Power Corp.	5.95%		11/1/2039		3,719,000	3,645,882
Ohio Edison Co.	8.25%		10/15/2038		2,655,000	3,211,735
Southern Co. (The)	4.475%		8/1/2024		7,006,000	6,903,705
Wisconsin Power & Light Co.	3.95%		9/1/2032		4,934,000	4,568,389
Total						85,758,440

Electronics 0.25%
Honeywell International, Inc.(b)	4.125%		11/2/2034	EUR	5,039,000	5,397,719

Engineering & Construction 0.14%
Cellnex Finance Co. S.A. (Spain)†(a)	3.875%		7/7/2041		$4,365,000	2,962,955

Entertainment 0.10%
Warnermedia Holdings, Inc.†	3.428%		3/15/2024		2,263,000	2,197,927

Food 0.25%
Kraft Heinz Foods Co.(b)	2.25%		5/25/2028	EUR	5,620,000	5,457,240

Gas 1.51%
CenterPoint Energy Resources Corp.	1.75%		10/1/2030		$6,650,000	5,313,986
CenterPoint Energy Resources Corp.	4.40%		7/1/2032		5,655,000	5,482,321
East Ohio Gas Co. (The)†	1.30%		6/15/2025		8,546,000	7,748,277
National Fuel Gas Co.	3.95%		9/15/2027		9,500,000	8,683,740
NiSource, Inc.	2.95%		9/1/2029		3,267,000	2,867,579
Southwest Gas Corp.	4.05%		3/15/2032		2,745,000	2,397,814
Total						32,493,717

92	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Health Care-Products 0.52%
GE Healthcare Holding LLC†	5.65%	11/15/2027	$6,136,000	$6,260,968
PerkinElmer, Inc.	0.85%	9/15/2024	5,319,000	4,918,057
Total				11,179,025

Health Care-Services 2.30%
Centene Corp.	2.45%	7/15/2028	4,050,000	3,410,012
Centene Corp.	3.375%	2/15/2030	9,000,000	7,677,837
Elevance Health, Inc.	2.25%	5/15/2030	8,325,000	6,960,562
Elevance Health, Inc.	5.50%	10/15/2032	8,100,000	8,369,231
Humana, Inc.	1.35%	2/3/2027	5,908,000	5,099,887
Humana, Inc.	5.875%	3/1/2033	6,474,000	6,744,704
UnitedHealth Group, Inc.	4.00%	5/15/2029	6,730,000	6,471,338
UnitedHealth Group, Inc.	5.25%	2/15/2028	4,690,000	4,827,234
Total				49,560,805

Home Builders 0.14%
PulteGroup, Inc.	6.375%	5/15/2033	1,408,000	1,401,138
Toll Brothers Finance Corp.	3.80%	11/1/2029	1,916,000	1,618,953
Total				3,020,091

Insurance 0.46%
Assurant, Inc.	2.65%	1/15/2032	1,685,000	1,254,459
First American Financial Corp.	2.40%	8/15/2031	2,703,000	2,005,564
GA Global Funding Trust†	3.85%	4/11/2025	5,176,000	4,956,498
Metropolitan Life Global Funding I†	4.05%	8/25/2025	1,686,000	1,652,189
Total				9,868,710

Internet 1.00%
Amazon.com, Inc.	4.70%	12/1/2032	14,018,000	14,153,090
Netflix, Inc.	5.875%	11/15/2028	2,497,000	2,528,737
Netflix, Inc.	6.375%	5/15/2029	2,971,000	3,068,924
Prosus NV (Netherlands)†(a)	3.257%	1/19/2027	2,000,000	1,759,696
Total				21,510,447

Machinery-Diversified 0.38%
nVent Finance Sarl (Luxembourg)(a)	4.55%	4/15/2028	8,831,000	8,176,281

Media 1.13%
Charter Communications Operating LLC/Charter Communications Operating Capital	6.484%	10/23/2045	4,600,000	4,339,776
Comcast Corp.	5.50%	11/15/2032	10,433,000	10,945,319
FactSet Research Systems, Inc.	3.45%	3/1/2032	6,656,000	5,615,978
Time Warner Cable LLC	7.30%	7/1/2038	3,385,000	3,466,296
Total				24,367,369

See Notes to Financial Statements.	93

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Mining 0.08%
Alcoa Nederland Holding BV (Netherlands)†(a)	4.125%	3/31/2029	$1,986,000	$1,744,105

Multi-National 0.23%
Inter-American Investment Corp.	2.625%	4/22/2025	5,100,000	4,898,401

Oil & Gas 1.47%
Continental Resources, Inc.	4.90%	6/1/2044	5,167,000	3,898,217
Continental Resources, Inc.†	5.75%	1/15/2031	5,650,000	5,301,379
Diamondback Energy, Inc.	3.50%	12/1/2029	7,161,000	6,381,019
Eni SpA (Italy)†(a)	5.70%	10/1/2040	5,053,000	4,718,246
EQT Corp.	7.00%	2/1/2030	9,000,000	9,480,857
Occidental Petroleum Corp.	6.45%	9/15/2036	1,919,000	1,926,139
Total				31,705,857

Oil & Gas Services 0.51%
Halliburton Co.	7.45%	9/15/2039	2,595,000	2,963,795
NOV, Inc.	3.60%	12/1/2029	8,885,000	7,934,022
Total				10,897,817

Pharmaceuticals 0.81%
Bayer Corp.†	6.65%	2/15/2028	1,425,000	1,470,383
Cigna Corp.	2.40%	3/15/2030	5,062,000	4,304,321
CVS Health Corp.	3.25%	8/15/2029	13,000,000	11,755,154
Total				17,529,858

Pipelines 1.20%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates)†(a)	4.60%	11/2/2047	3,460,000	3,108,962
Eastern Gas Transmission & Storage, Inc.	3.00%	11/15/2029	5,911,000	5,166,261
EIG Pearl Holdings Sarl (Luxembourg)†(a)	3.545%	8/31/2036	4,235,000	3,525,477
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates)†(a)	3.25%	9/30/2040	4,400,000	3,388,893
Kinder Morgan Energy Partners LP	4.25%	9/1/2024	4,342,000	4,279,324
NGPL PipeCo LLC†	3.25%	7/15/2031	3,973,000	3,257,883
Sabine Pass Liquefaction LLC	5.625%	3/1/2025	1,586,000	1,590,606
Venture Global Calcasieu Pass LLC†	4.125%	8/15/2031	1,908,000	1,647,825
Total				25,965,231

Real Estate 0.07%
American Tower Corp.	2.95%	1/15/2025	1,586,000	1,514,366

REITS 0.37%
Crown Castle, Inc.	3.30%	7/1/2030	9,000,000	7,924,488

94	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Retail 0.27%
7-eleven, Inc.†	0.80%		2/10/2024		$6,229,000	$5,911,527

Semiconductors 0.69%
Advanced Micro Devices, Inc.	3.924%		6/1/2032		3,420,000	3,231,972
Advanced Micro Devices, Inc.	4.393%		6/1/2052		1,981,000	1,762,736
Broadcom, Inc.†	4.15%		4/15/2032		11,300,000	9,973,450
Total						14,968,158

Software 0.84%
Oracle Corp.	2.875%		3/25/2031		6,226,000	5,214,140
Oracle Corp.	5.375%		7/15/2040		672,000	621,598
Oracle Corp.	6.125%		7/8/2039		721,000	720,983
Oracle Corp.	6.25%		11/9/2032		11,010,000	11,628,489
Total						18,185,210

Sovereign 0.65%
Export Finance & Insurance Corp. (Australia)†(a)	4.625%		10/26/2027		4,972,000	5,043,082
Svensk Exportkredit AB (Sweden)(a)	4.625%		11/28/2025		8,965,000	9,019,058
Total						14,062,140

Telecommunications 1.09%
T-Mobile USA, Inc.	3.50%		4/15/2025		4,878,000	4,725,272
T-Mobile USA, Inc.	3.875%		4/15/2030		13,746,000	12,638,078
Verizon Communications, Inc.(b)	4.25%		10/31/2030	EUR	5,654,000	6,159,556
Total						23,522,906

Transportation 0.15%
Burlington Northern Santa Fe LLC	4.45%		1/15/2053		$3,529,000	3,240,989
Total Corporate Bonds (cost $800,623,352)						751,093,673

FLOATING RATE LOANS(c) 1.24%

Advertising 0.33%
Lamar Media Corporation 2020 Term Loan B	5.102% (3 Mo. LIBOR + 1.50%	)	2/5/2027		7,262,852	7,064,285

Media 0.48%
Charter Communications Operating, LLC 2019 Term Loan B1	5.83% (1 Mo. LIBOR + 1.75%	)#	4/30/2025		10,466,189	10,318,982

See Notes to Financial Statements.	95

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Oil & Gas 0.43%
Southwestern Energy Company 2021 Term Loan	6.203% (3 Mo. SOFR + 2.50%	)#	6/22/2027	$9,358,109	$9,264,528
Total Floating Rate Loans (cost $27,086,705)					26,647,795

FOREIGN GOVERNMENT OBLIGATIONS(a) 2.22%

Canada 0.41%
Province of Ontario Canada	3.10%		5/19/2027	9,335,000	8,934,792

France 0.83%
Caisse d’Amortissement de la Dette Sociale†	4.625%		11/2/2025	17,795,000	17,936,534

Japan 0.49%
Japan Bank for International Cooperation	3.875%		9/16/2025	6,638,000	6,518,365
Japan International Cooperation Agency	3.25%		5/25/2027	4,348,000	4,122,651
Total					10,641,016

Mexico 0.15%
Mexico Government International Bond	4.875%		5/19/2033	3,448,000	3,245,400

Norway 0.34%
Kommunalbanken AS†	2.054%
	(SOFR + 1.00%	)#	6/17/2026	7,124,000	7,247,036
Total Foreign Government Obligations (cost $48,605,522)					48,004,778

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 1.23%
Freddie Mac Multifamily Structured Pass Through Certificates A2	2.58%		5/25/2032	9,925,000	8,560,510
Freddie Mac Multifamily Structured Pass Through Certificates A2	3.53%	#	8/25/2032	3,685,000	3,447,742
Freddie Mac Multifamily Structured Pass Through Certificates A2	3.71%	#	9/25/2032	5,369,000	5,086,651
Freddie Mac Multifamily Structured Pass Through Certificates A2	3.123%	#(d)	8/25/2032	9,594,000	8,636,593
Freddie Mac Multifamily Structured Pass Through Certificates Q001 XA	2.117%	#(d)	2/25/2032	10,731,917	881,202
Total Government Sponsored Enterprises
Collateralized Mortgage Obligations (cost $26,493,409)					26,612,698

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 34.00%
Fannie Mae or Freddie Mac(e)	2.00%		TBA	47,828,000	39,442,669
Fannie Mae or Freddie Mac(e)	3.00%		TBA	60,106,000	53,252,539
Fannie Mae or Freddie Mac(e)	3.50%		TBA	42,976,000	39,373,403

96	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Fannie Mae or Freddie Mac(e)	4.00%		TBA	$26,153,000	$25,039,135
Fannie Mae or Freddie Mac(e)	4.50%		TBA	56,238,000	55,517,022
Fannie Mae or Freddie Mac(e)	5.00%		TBA	50,729,000	50,951,795
Fannie Mae or Freddie Mac(e)	5.50%		TBA	18,802,000	19,011,037
Fannie Mae or Freddie Mac(e)	6.00%		TBA	25,137,000	25,684,763
Fannie Mae or Freddie Mac(e)	6.50%		TBA	23,848,000	24,533,974
Fannie Mae Pool	2.00%		6/1/2051	11,404,137	9,436,586
Fannie Mae Pool	2.50%		8/1/2050 - 5/1/2052	116,537,004	101,319,849
Fannie Mae Pool	3.00%		12/1/2048 - 1/1/2051	21,874,947	19,709,590
Fannie Mae Pool	3.50%		7/1/2045 - 4/1/2052	11,909,715	11,055,127
Fannie Mae Pool	4.00%		5/1/2052 - 6/1/2052	14,418,749	13,795,030
Fannie Mae Pool	5.00%		7/1/2052 - 8/1/2052	13,619,278	13,711,035
Federal Farm Credit Banks Funding Corp.	4.01% (SOFR + 1.19%	)#	11/25/2024	3,862,000	3,861,971
Federal Home Loan Bank Discount Notes	Zero Coupon		1/25/2023	7,876,000	7,823,528
Federal Home Loan Banks	3.375%		12/8/2023	19,420,000	19,141,678
Federal Home Loan Banks	3.83% (SOFR + .02%	)#	1/3/2023	37,180,000	37,183,430
Freddie Mac Pool	2.00%		10/1/2051	9,031,773	7,464,346
Freddie Mac Pool	2.50%		11/1/2050 - 5/1/2052	14,361,501	12,419,062
Freddie Mac Pool	3.50%		2/1/2046	3,229,743	3,030,062
Freddie Mac Pool	4.50%		8/1/2052	9,073,594	8,925,708
Freddie Mac Pool	5.00%		7/1/2052 - 8/1/2052	18,906,113	19,023,819
Ginnie Mae(e)	3.00%		TBA	4,646,000	4,201,493
Ginnie Mae(e)	3.50%		TBA	4,700,000	4,367,328
Ginnie Mae(e)	4.00%		TBA	7,803,000	7,452,780
Ginnie Mae(e)	4.50%		TBA	24,538,000	24,041,640
Ginnie Mae(e)	5.00%		TBA	20,466,000	20,448,412
Ginnie Mae(e)	5.50%		TBA	25,653,000	25,955,249
Ginnie Mae(e)	6.00%		TBA	26,110,000	26,623,997
Total Government Sponsored Enterprises Pass-Throughs (cost $734,218,091)					733,798,057

See Notes to Financial Statements.	97

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
MUNICIPAL BONDS 0.59%

Government
Bay Area Toll Authority	3.126%		4/1/2055	$5,910,000	$4,014,136
Foothill-Eastern Transportation Corridor Agency	4.094%		1/15/2049	1,567,000	1,219,857
New York City Transitional Finance Authority Future Tax Secured Revenue A5	2.69%		5/1/2033	8,450,000	6,733,421
Regents of the University of California Medical Ce	3.006%		5/15/2050	950,000	646,854
Total Municipal Bonds (cost $17,284,626)					12,614,268

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 5.06%
Angel Oak Mortgage Trust 2020-1 A1†	2.466%	#(d)	12/25/2059	172,132	161,376
Angel Oak Mortgage Trust 2021-3 A1†	1.068%	#(d)	5/25/2066	2,609,702	2,044,098
Angel Oak Mortgage Trust 2022-3 A1†	4.00%		1/25/2067	3,508,827	3,193,585
BBCMS Mortgage Trust 2019-BWAY A†	4.831% (1 Mo. LIBOR + .96%	)#	11/15/2034	1,510,000	1,431,698
BBCMS Mortgage Trust 2019-BWAY B†	5.185% (1 Mo. LIBOR + 1.31%	)#	11/15/2034	664,000	617,331
BHMS 2018-ATLS A†	5.125% (1 Mo. LIBOR + 1.25%	)#	7/15/2035	3,290,000	3,160,158
BRAVO Residential Funding Trust 2021-NQM2 A1†	0.97%	#(d)	3/25/2060	5,990,039	5,630,692
BX Trust 2018-GW A†	4.675% (1 Mo. LIBOR + .80%	)#	5/15/2035	5,060,000	4,907,457
BX Trust 2021-ARIA E†	6.12% (1 Mo. LIBOR + 2.24%	)#	10/15/2036	4,120,000	3,732,829
BX Trust 2021-RISE A†	4.623% (1 Mo. LIBOR + .75%	)#	11/15/2036	4,600,000	4,385,330
CF Trust 2019-BOSS A1	4.75% (1 Mo. LIBOR + 3.25%	)	12/15/2024	1,690,000	1,547,738	(f)
Citigroup Commercial Mortgage Trust 2014-GC21 XA	1.299%	#(d)	5/10/2047	14,053,056	173,169
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA	1.089%	#(d)	8/10/2047	2,562,496	29,723
Commercial Mortgage Pass-Through Certificates 2014-UBS4 D†	4.869%	#(d)	8/10/2047	4,440,000	3,216,707
Commercial Mortgage Pass-Through Certificates 2015-DC1 D†	4.441%	#(d)	2/10/2048	3,741,365	3,034,073
Connecticut Avenue Securities Trust 2021-R01 1M2†	5.071% (1 Mo. SOFR + 1.55%	)#	10/25/2041	2,570,000	2,469,906
Connecticut Avenue Securities Trust 2022-R08 1M1†	6.071% (1 Mo. SOFR + 2.55%	)#	7/25/2042	3,712,594	3,690,744

98	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates 2020-SPT1 A1†	1.616%		4/25/2065	$399,396	$385,578
Credit Suisse Mortgage Capital Certificates Trust 2020-AFC1 A1†	2.24%	#(d)	2/25/2050	664,898	613,091
CSMC 2021-BHAR B†	5.376% (1 Mo. LIBOR + 1.50%	)#	11/15/2038	5,635,000	5,265,980
DBWF Mortgage Trust 2018-GLKS A†	4.969% (1 Mo. LIBOR + 1.03%	)#	12/19/2030	2,000,000	1,933,565
Deephaven Residential Mortgage Trust 2021-3 A1†	1.194%	#(d)	8/25/2066	5,133,453	4,241,287
Ellington Financial Mortgage Trust 2020-1 A1†	2.006%	#(d)	5/25/2065	637,987	616,865
Fannie Mae Connecticut Avenue Securities 2021-R02 2M2†	5.521% (1 Mo. SOFR + 2.00%	)#	11/25/2041	2,460,000	2,220,347
Freddie Mac STACR REMIC Trust 2021-DNA6 M2†	5.047% (1 Mo. SOFR + 1.50%	)#	10/25/2041	3,080,000	2,885,214
Freddie Mac STACR REMIC Trust 2021-DNA7 M2†	5.321% (1 Mo. SOFR + 1.80%	)#	11/25/2041	3,100,000	2,881,442
Freddie Mac STACR REMIC Trust 2021-HQA4 M1†	4.471% (1 Mo. SOFR + .95%	)#	12/25/2041	2,017,593	1,893,622
Freddie Mac STACR REMIC Trust 2022-HQA3 M1A†	5.821% (1 Mo. SOFR + 2.30%	)#	8/25/2042	2,686,396	2,658,523
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA2 M1A†	6.171% (1 Mo. SOFR + 2.65%	)#	7/25/2042	4,705,702	4,679,222
GCAT Trust 2020-NQM2 A1†	1.555%		4/25/2065	1,049,160	940,106
Great Wolf Trust 2019-WOLF A†	4.909% (1 Mo. LIBOR + 1.03%	)#	12/15/2036	6,000,000	5,796,577
GS Mortgage Securities Corp. Trust 2018-RIVR A†	4.825% (1 Mo. LIBOR + .95%	)#	7/15/2035	1,345,682	1,258,647
GS Mortgage Securities Corp. Trust 2022-AGSS A†	5.989% (1 Mo. Term SOFR + 2.19%	)#	8/15/2039	5,820,000	5,743,165
Hilton Orlando Trust 2018-ORL A†	4.795% (1 Mo. LIBOR + .92%	)#	12/15/2034	2,060,000	2,002,741
HONO Mortgage Trust 2021-LULU B†	5.325% (1 Mo. LIBOR + 1.45%	)#	10/15/2036	1,490,000	1,402,644
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	2,410,000	2,022,802
Hudsons Bay Simon JV Trust 2015-HB7 D7†	5.331%	#(d)	8/5/2034	2,231,000	1,520,858

See Notes to Financial Statements.	99

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 C	4.372%	#(d)	7/15/2048	$2,629,000	$2,320,613
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN A†	5.143% (1 Mo. LIBOR + 1.27%	)#	11/15/2035	1,026,000	979,627
New Residential Mortgage Loan Trust 2020-NQM1 A1†	2.464%	#(d)	1/26/2060	185,710	167,448
Ready Capital Mortgage Financing LLC 2022-FL8 A†	5.197% (1 Mo. SOFR + 1.65%	)#	1/25/2037	6,410,000	6,207,936
ReadyCap Commercial Mortgage Trust 2019-6 A†	2.833%		10/25/2052	535,726	493,804
Residential Mortgage Loan Trust 2020-1 A1†	2.376%	#(d)	1/26/2060	116,722	109,146
Starwood Mortgage Residential Trust 2020-1 A1†	2.275%	#(d)	2/25/2050	41,288	39,669
Starwood Mortgage Residential Trust 2020-3 A1†	1.486%	#(d)	4/25/2065	1,630,938	1,547,412
Verus Securitization Trust 2020-1 A1†	2.417%		1/25/2060	339,123	320,011
Verus Securitization Trust 2020-4 A1†	1.502%		5/25/2065	1,179,230	1,058,127
Verus Securitization Trust 2020-INV1 A1†	1.977%	#(d)	3/25/2060	694,585	665,458
Vista Point Securitization Trust 2020-2 A1†	1.475%	#(d)	4/25/2065	928,619	815,688
WFRBS Commercial Mortgage Trust 2014-C23 XA	0.70%	#(d)	10/15/2057	18,671,359	142,302
Total Non-Agency Commercial Mortgage-Backed Securities (cost $116,993,958)					109,256,131

U.S. TREASURY OBLIGATIONS 18.70%
U.S. Treasury Bond	2.00%		11/15/2041	21,865,000	15,936,681
U.S. Treasury Bond	3.00%		8/15/2052	16,463,000	14,101,588
U.S. Treasury Bond	3.375%		11/15/2048	8,130,000	7,382,104
U.S. Treasury Bond	4.00%		11/15/2042	72,013,000	72,373,065
U.S. Treasury Inflation Indexed Bond(g)	0.125%		2/15/2052	19,486,907	13,518,795
U.S. Treasury Inflation Indexed Note(g)	1.625%		10/15/2027	31,341,812	31,701,873
U.S. Treasury Note	2.75%		7/31/2027	37,932,000	36,148,011
U.S. Treasury Note	3.00%		6/30/2024	55,302,000	54,004,779
U.S. Treasury Note	4.125%		10/31/2027	52,352,000	53,024,805
U.S. Treasury Note	4.50%		11/30/2024	105,133,000	105,453,328
Total U.S. Treasury Obligations (cost $403,764,674)					403,645,029
Total Long-Term Investments (cost $2,584,695,361)					2,508,668,999

100	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 4.37%

U.S. TREASURY OBLIGATIONS 2.89%
U.S. Treasury Bill (Cost $62,434,488)	0.01%	3/14/2023	$63,205,000	$62,435,992

REPURCHASE AGREEMENTS 1.48%
Repurchase Agreement dated 11/30/2022, 1.750% due 12/1/2022 with Fixed Income Clearing Corp. collateralized by $6,152,500 of U.S. Treasury Note at 3.00% due 6/30/2024; $28,349,500 of U.S. Treasury Note at 0.25% due 6/15/2024; value: $32,514,227; proceeds: $31,878,213 (cost $31,876,663)			31,876,663	31,876,663
Total Short-Term Investments (cost $94,311,151)				94,312,655
Total Investments in Securities 120.60% (cost $2,679,006,512)				2,602,981,654
Other Assets and Liabilities – Net(h) (20.60)%				(444,553,979)
Net Assets 100.00%				$2,158,427,675

EUR	Euro.
CMT	Constant Maturity Rate.
LIBOR	London Interbank Offered Rate.
REITS	Real Estate Investment Trusts.
SOFR	Secured Overnight Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2022, the total value of Rule 144A securities was $566,736,512, which represents 26.26% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2022.
(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2022.
(d)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(e)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(f)	Level 3 Investment as described in Note 2(t) in the Notes Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(g)	Treasury Inflation Protected Security. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.
(h)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and futures contracts as follows:

See Notes to Financial Statements.	101

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2022

Forward Foreign Currency Exchange Contracts at November 30, 2022:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Euro	Sell	Bank of America	12/12/2022	5,269,000	$5,483,886	$5,487,042	$(3,156)
Euro	Sell	Bank of America	12/12/2022	2,471,000	2,546,440	2,573,255	(26,815)
Euro	Sell	Bank of America	12/12/2022	5,284,000	5,446,435	5,502,662	(56,227)
Euro	Sell	Morgan Stanley	12/12/2022	1,261,000	1,308,365	1,313,183	(4,818)
Euro	Sell	Morgan Stanley	12/12/2022	2,737,000	2,825,189	2,850,263	(25,074)
Euro	Sell	State Street Bank and Trust	12/12/2022	4,984,000	4,971,818	5,190,248	(218,430)
Total Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(334,520)

Futures Contracts at November 30, 2022:

Type	Expiration	Contracts	Position	Notional Amount		Notional Value		Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2023	352	Long		$72,102,650		$72,286,500	$183,850
U.S. 5-Year Treasury Note	March 2023	532	Long		57,432,256		57,759,406	327,150
U.S. Ultra Treasury Bond	March 2023	778	Long		105,605,747		106,026,813	421,066
Total Unrealized Appreciation on Futures Contracts								$932,066

Type	Expiration	Contracts	Position	Notional Amount		Notional Value		Unrealized Depreciation
Euro-Bund	December 2022	69	Short	EUR	(9,670,632)	EUR	(9,720,720)	$(52,121)
U.S. 10-Year Ultra Treasury Bond	March 2023	241	Short		$(28,704,454)		$(28,837,156)	(132,702)
U.S. Treasury Bonds	March 2023	230	Short		(29,101,009)		(29,210,000)	(108,991)
Total Unrealized Depreciation on Futures Contracts								$(293,814)

102	See Notes to Financial Statements.

Schedule of Investments (concluded)

CORE FIXED INCOME FUND November 30, 2022

The following is a summary of the inputs used as of November 30, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$396,996,570	$–	$396,996,570
Corporate Bonds	–	751,093,673	–	751,093,673
Floating Rate Loans	–	26,647,795	–	26,647,795
Foreign Government Obligations	–	48,004,778	–	48,004,778
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	26,612,698	–	26,612,698
Government Sponsored Enterprises Pass-Throughs	–	733,798,057	–	733,798,057
Municipal Bonds	–	12,614,268	–	12,614,268
Non-Agency Commercial Mortgage-Backed Securities	–	107,708,393	1,547,738	109,256,131
U.S. Treasury Obligations	–	403,645,029	–	403,645,029
Short-Term Investments
U.S. Treasury Obligations	–	62,435,992	–	62,435,992
Repurchase Agreements	–	31,876,663	–	31,876,663
Total	$–	$2,601,433,916	$1,547,738	$2,602,981,654

Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$–	$–	$–
Liabilities	–	(334,520)	–	(334,520)
Futures Contracts
Assets	932,066	–	–	932,066
Liabilities	(293,814)	–	–	(293,814)
Total	$638,252	$(334,520)	$–	$303,732

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuer and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

See Notes to Financial Statements.	103

Schedule of Investments

CORE PLUS BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 115.35%

ASSET-BACKED SECURITIES 16.16%

Automobiles 4.25%
Avid Automobile Receivables Trust 2019-1 C†	3.14%		7/15/2026	$492,149	$489,365
Avid Automobile Receivables Trust 2021-1 E†	3.39%		4/17/2028	950,000	839,294
Capital One Prime Auto Receivables Trust 2022-1 A2	2.71%		6/16/2025	3,607,520	3,552,914
CPS Auto Receivables Trust 2020-B D†	4.75%		4/15/2026	290,993	289,761
CPS Auto Receivables Trust 2020-B E†	7.38%		6/15/2027	1,300,000	1,310,500
Drive Auto Receivables Trust 2019-1 D	4.09%		6/15/2026	368,517	367,551
Exeter Automobile Receivables Trust 2020-2A E†	7.19%		9/15/2027	1,300,000	1,296,685
Exeter Automobile Receivables Trust 2022-3A B	4.86%		12/15/2026	2,000,000	1,962,381
Flagship Credit Auto Trust 2019-3 E†	3.84%		12/15/2026	800,000	741,916
Flagship Credit Auto Trust 2021-1 A†	0.31%		6/16/2025	77,535	77,022
Flagship Credit Auto Trust 2022-3 A3†	4.55%		4/15/2027	2,185,000	2,136,299
GM Financial Automobile Leasing Trust 2022-2 A2	2.93%		10/21/2024	1,871,347	1,845,441
Hertz Vehicle Financing III LP 2021-2A A†	1.68%		12/27/2027	1,144,000	979,975
OneMain Direct Auto Receivables Trust 2019-1 A†	3.63%		9/14/2027	1,026,000	981,163
OneMain Direct Auto Receivables Trust 2019-1A C†	4.19%		11/14/2028	1,487,000	1,361,495
Prestige Auto Receivables Trust 2021-1A E†	3.47%		3/15/2029	1,620,000	1,431,392
Santander Consumer Auto Receivables Trust 2020-BA F†	7.03%		8/15/2028	2,588,000	2,568,717
Santander Consumer Auto Receivables Trust 2021-AA F†	5.79%		8/15/2028	750,000	689,994
Santander Drive Auto Receivables Trust 2022-5 C	4.74%		10/16/2028	1,730,000	1,649,172
Santander Drive Auto Receivables Trust 2022-6 C	4.96%		11/15/2028	2,090,000	2,019,099
Tricolor Auto Securitization Trust 2021-1A E†	3.23%		9/15/2026	500,000	472,062
Westlake Automobile Receivables Trust 2019-2A D†	3.20%		11/15/2024	25,211	25,148
Westlake Automobile Receivables Trust 2020-3A E†	3.34%		6/15/2026	500,000	477,342
Westlake Automobile Receivables Trust 2021-1A F†	3.91%		9/15/2027	1,100,000	1,000,220
Total					28,564,908

Credit Card 1.91%
American Express Credit Account Master Trust 2021-1 A	0.90%		11/15/2026	3,125,000	2,891,333
American Express Credit Account Master Trust 2022-3 A	3.75%		8/15/2027	1,525,000	1,485,215
Capital One Multi-Asset Execution Trust 2005-B3 B3	4.629% (3 Mo. LIBOR + .55%	)#	5/15/2028	1,670,000	1,603,657

104	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Credit Card (continued)
Capital One Multi-Asset Execution Trust 2022-A1 A1	2.80%		3/15/2027	$2,255,000	$2,156,228
Discover Card Execution Note Trust 2022-A3 A3	3.56%		7/15/2027	2,700,000	2,593,614
Genesis Sales Finance Master Trust 2020-AA B†	2.24%		9/22/2025	1,000,000	956,464
Perimeter Master Note Business Trust 2019-2A C†	7.06%		5/15/2024	750,000	727,929
Perimeter Master Note Business Trust 2021-1A B†	4.17%		5/15/2024	500,000	454,128	(a)
Total					12,868,568

Other 10.00%
AMMC CLO Ltd. 2016-19A BR†	5.879% (3 Mo. LIBOR + 1.80%	)#	10/16/2028	500,000	495,167
AMMC CLO Ltd. 2016-19A CR†	6.629% (3 Mo. LIBOR + 2.55%	)#	10/16/2028	500,000	490,471
Amur Equipment Finance Receivables IX LLC 2021-1A D†	2.30%		11/22/2027	1,000,000	904,315
Apidos CLO XXVI A2R†	5.694% (3 Mo. LIBOR + 1.50%	)#	7/18/2029	380,000	367,567
Aqua Finance Trust 2021-A A†	1.54%		7/17/2046	887,153	810,778
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL2 E†	6.825% (1 Mo. LIBOR + 2.95%	)#	5/15/2036	130,000	118,911
Arbor Realty Commercial Real Estate Notes Ltd. 2022-FL1 A†	4.668% (1 Mo. SOFR + 1.45%	)#	1/15/2037	2,000,000	1,945,000
Ares XLII CLO Ltd. 2017-42A BR†	5.825% (3 Mo. LIBOR + 1.50%	)#	1/22/2028	2,000,000	1,920,875
Avant Loans Funding Trust 2021-REV1 D†	4.30%		7/15/2030	825,000	713,986
Avant Loans Funding Trust 2022-REV1 A†	6.54%		9/15/2031	2,435,000	2,375,832
Bain Capital Credit CLO 2018-2A A1†	5.307% (3 Mo. LIBOR + 1.08%	)#	7/19/2031	2,380,000	2,334,381
Bain Capital Credit CLO 2019-2A AR†	5.179% (3 Mo. LIBOR + 1.10%	)#	10/17/2032	870,000	851,077
Barings CLO Ltd. 2019-3A A1R†	5.313% (3 Mo. LIBOR + 1.07%	)#	4/20/2031	1,000,000	979,807
BDS Ltd. 2021-FL10 A†	5.009% (1 Mo. LIBOR + 1.07%	)#	6/16/2036	2,280,000	2,209,702
Benefit Street Partners CLO XVII Ltd. 2019-17A AR†	5.159% (3 Mo. LIBOR + 1.08%	)#	7/15/2032	3,250,000	3,173,625
BlueMountain CLO Ltd. 2013-2A A1R†	5.505% (3 Mo. LIBOR + 1.18%	)#	10/22/2030	1,960,771	1,929,387

See Notes to Financial Statements.	105

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Other (continued)
BlueMountain Fuji US CLO III Ltd. 2017-3A B†	5.454% (3 Mo. LIBOR + 1.38%	)#	1/15/2030		$1,200,000	$1,148,650
Carlyle Global Market Strategies CLO Ltd. 2014-3RA A1A†	5.408% (3 Mo. LIBOR + 1.05%	)#	7/27/2031		2,028,298	1,990,259
Carlyle Global Market Strategies CLO Ltd. 2014-5A A1RR†	5.219% (3 Mo. LIBOR + 1.14%	)#	7/15/2031		1,778,774	1,745,356
Carlyle Global Market Strategies CLO Ltd. 2015-1A AR3†	5.223% (3 Mo. LIBOR + .98%	)#	7/20/2031		742,331	724,799
Carlyle US CLO Ltd. 2017-2A A1R†	5.293% (3 Mo. LIBOR + 1.05%	)#	7/20/2031		1,000,000	977,980
Carlyle US CLO Ltd. 2019-1A A1AR†	5.323% (3 Mo. LIBOR + 1.08%	)#	4/20/2031		870,000	852,067
CBAM Ltd. 2017-1A D†	7.993% (3 Mo. LIBOR + 3.75%	)#	7/20/2030		300,000	268,869
Cedar Funding V CLO Ltd. 2016-5A A1R†	5.179% (3 Mo. LIBOR + 1.10%	)#	7/17/2031		700,000	687,817
CIFC Funding V Ltd. 2014-5A A1R2†	5.279% (3 Mo. LIBOR + 1.20%	)#	10/17/2031		410,000	405,208
CoreVest American Finance Trust 2018-1 A†	3.804%		6/15/2051		3,949	3,936
Dryden 36 Senior Loan Fund 2014-36A BR3†	5.529% (3 Mo. LIBOR + 1.45%	)#	4/15/2029		1,590,000	1,560,121
Encina Equipment Finance LLC 2022-1A A2†	4.88%		11/15/2028		1,674,000	1,627,797
Fairstone Financial Issuance Trust I 2020-1A D†(b)	6.873%		10/20/2039	CAD	781,000	571,561
Generate CLO 2 Ltd. 2A AR†	5.475% (3 Mo. LIBOR + 1.15%	)#	1/22/2031		$250,000	246,381
Goldentree Loan Management U.S. CLO 3 Ltd. 2018-3A B1†	5.793% (3 Mo. LIBOR + 1.55%	)#	4/20/2030		250,000	242,021
GreatAmerica Leasing Receivables Funding LLC Series 2019-1 A4†	3.21%		2/18/2025		24,014	23,995
Grippen Park CLO Ltd. 2017-1A B†	5.893% (3 Mo. LIBOR + 1.65%	)#	1/20/2030		550,000	536,261
HGI CRE CLO Ltd. 2021-FL2 B†	5.387% (1 Mo. LIBOR + 1.50%	)#	9/17/2036		980,000	945,956
Jamestown CLO VI-R Ltd. 2018-6RA A1†	5.508% (3 Mo. LIBOR + 1.15%	)#	4/25/2030		393,827	387,439

106	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Lending Funding Trust 2020-2A D†	6.77%		4/21/2031	$630,000	$538,614
Lendmark Funding Trust 2021-1A A†	5.12%		7/20/2032	1,500,000	1,452,596
Lendmark Funding Trust 2021-2A D†	4.46%		4/20/2032	725,000	534,180
LoanCore Issuer Ltd. 2022-CRE7 A†	4.891% (1 Mo. SOFR + 1.55%	)#	1/17/2037	830,000	797,860
M360 LLC 2019-CRE2 AS†	5.759% (1 Mo. Term SOFR + 1.96%	)#	9/15/2034	98,655	97,425
M360 LLC 2019-CRE2 B†	6.159% (1 Mo. Term SOFR + 2.36%	)#	9/15/2034	258,000	257,358
Magnetite VII Ltd. 2012-7A A1R2†	4.879% (3 Mo. LIBOR + .80%	)#	1/15/2028	1,692,533	1,667,259
Marble Point CLO XVII Ltd. 2020-1A A†	5.543% (3 Mo. LIBOR + 1.30%	)#	4/20/2033	428,920	421,414
Mariner Finance Issuance Trust 2021-AA E†	5.40%		3/20/2036	550,000	443,372
Mariner Finance Issuance Trust 2021-BA E†	4.68%		11/20/2036	400,000	301,757	(a)
Marlette Funding Trust 2021-3A B†	1.30%		12/15/2031	1,100,000	1,028,769
ME Funding LLC 2019-1 A2†	6.448%		7/30/2049	816,740	794,337
MF1 LLC 2022-FL9 A†	6.082% (1 Mo. Term SOFR + 2.15%	)#	6/19/2037	2,000,000	1,977,188
MF1 Ltd. 2022-FL8 A†	4.768% (1 Mo. SOFR + 1.35%	)#	2/19/2037	1,300,000	1,244,750
Mountain View CLO LLC 2017-1A BR†	5.829% (3 Mo. LIBOR + 1.75%	)#	10/16/2029	250,000	241,435
Octagon Investment Partners 49 Ltd. 2020-5A B†	5.629% (3 Mo. LIBOR + 1.55%	)#	1/15/2033	1,765,000	1,699,016
Octagon Investment Partners XV Ltd. 2013-1A A1RR†	5.197% (3 Mo. LIBOR + .97%	)#	7/19/2030	2,020,000	1,982,194
Octane Receivables Trust 2022-2A B†	5.85%		7/20/2028	2,084,000	2,046,660
OneMain Financial Issuance Trust 2018-2A A†	3.57%		3/14/2033	100,000	97,795
OneMain Financial Issuance Trust 2020-2A A†	1.75%		9/14/2035	1,700,000	1,486,284
OneMain Financial Issuance Trust 2020-2A D†	3.45%		9/14/2035	280,000	232,229
Orange Lake Timeshare Trust 2019-A A†	3.06%		4/9/2038	15,152	14,349
Rad CLO 6 Ltd. 2019-6A A1†	5.623% (3 Mo. LIBOR + 1.38%	)#	1/20/2033	1,500,000	1,478,685
Rad CLO Ltd. 2020-7A A1†	5.279% (3 Mo. LIBOR + 1.20%	)#	4/17/2033	1,470,768	1,440,037
Rockford Tower CLO Ltd. 2018-1A A†	5.775% (3 Mo. LIBOR + 1.10%	)#	5/20/2031	980,022	960,644

See Notes to Financial Statements.	107

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Romark CLO Ltd. 2017-1A A2R†	5.975% (3 Mo. LIBOR + 1.65%	)#	10/23/2030	$830,000	$793,147
SCF Equipment Leasing LLC 2019-2A B†	2.76%		8/20/2026	402,000	386,411
SCF Equipment Leasing LLC 2021-1A E†	3.56%		8/20/2032	2,252,000	2,049,726	(a)
SEB Funding LLC 2021-1A A2†	4.969%		1/30/2052	937,650	801,876
Sunrun Demeter Issuer 2021-2A A†	2.27%		1/30/2057	666,043	522,147
TCW CLO Ltd. 2022 1A A1†	5.40% (3 Mo. Term SOFR + 1.34%	)#	4/22/2033	1,000,000	974,661
TRTX Issuer Ltd. 2019-FL3 C†	6.089% (1 Mo. Term SOFR + 2.21%	)#	10/15/2034	411,000	408,317
Upstart Securitization Trust 2021-2 B†	1.75%		6/20/2031	500,000	472,470
VERDE CLO Ltd. 2019-1A AR†	5.179% (3 Mo. LIBOR + 1.10%	)#	4/15/2032	1,040,000	1,018,160
Total					67,230,476
Total Asset-Backed Securities (cost $112,677,865)					108,663,952

CORPORATE BONDS 46.79%

Advertising 0.02%
National CineMedia LLC†	5.875%		4/15/2028	431,000	151,442

Aerospace/Defense 0.11%
TransDigm, Inc.	6.375%		6/15/2026	769,000	756,442

Agriculture 0.92%
BAT Capital Corp.	3.222%		8/15/2024	1,868,000	1,802,277
Cargill, Inc. †	4.00%		6/22/2032	1,950,000	1,816,391
MHP Lux SA (Luxembourg)†(c)	6.25%		9/19/2029	400,000	189,114
Philip Morris International, Inc.	5.625%		11/17/2029	852,000	867,066
Viterra Finance BV (Netherlands)†(c)	3.20%		4/21/2031	708,000	537,818
Viterra Finance BV (Netherlands)†(c)	4.90%		4/21/2027	1,013,000	948,007
Total					6,160,673

Airlines 0.36%
American Airlines Group, Inc.†(d)	3.75%		3/1/2025	297,000	260,374
American Airlines, Inc.†	11.75%		7/15/2025	340,000	378,030
British Airways 20-1 Trust 2020-1 A (United Kingdom)†(c)	4.25%		5/15/2034	686,007	628,728
Delta Air Lines, Inc.†	7.00%		5/1/2025	517,000	527,227
Hawaiian Brand Intellectual Property Ltd./ HawaiianMiles Loyalty Ltd.†	5.75%		1/20/2026	249,000	236,297

108	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Airlines (continued)
United Airlines, Inc.†	4.375%		4/15/2026	$431,000	$401,703
Total					2,432,359

Apparel 0.04%
Levi Strauss & Co.†	3.50%		3/1/2031	293,000	240,908

Auto Manufacturers 0.41%
Ford Motor Co.	3.25%		2/12/2032	1,595,000	1,263,176
Ford Motor Credit Co. LLC	7.35%		11/4/2027	1,434,000	1,491,919
Total					2,755,095

Banks 10.59%
ABN AMRO Bank NV (Netherlands)†(c)	3.324% (5 Yr. Treasury CMT + 1.90%	)#	3/13/2037	1,000,000	725,069
Bank of America Corp.	1.486% (SOFR + 1.46%	)#	5/19/2024	2,546,000	2,499,519
Bank of America Corp.	2.087% (SOFR + 1.06%	)#	6/14/2029	609,000	514,555
Bank of America Corp.	2.687% (SOFR + 1.32%	)#	4/22/2032	2,324,000	1,885,291
Bank of America Corp.	3.004% (3 Mo. LIBOR + .79%	)#	12/20/2023	612,000	611,291
Bank of America Corp.	3.384% (SOFR + 1.33%	)#	4/2/2026	497,000	473,431
Bank of America Corp.	3.593% (3 Mo. LIBOR + 1.37%	)#	7/21/2028	1,956,000	1,814,745
Bank of America Corp.	3.97% (3 Mo. LIBOR + 1.07%	)#	3/5/2029	1,514,000	1,407,536
Bank of New York Mellon Corp.(The)	4.596% (SOFR + 1.76%	)#	7/26/2030	851,000	830,770
BankUnited, Inc.	5.125%		6/11/2030	1,300,000	1,208,627
BNG Bank NV (Netherlands)†(c)	4.75%		5/22/2024	7,328,000	7,308,308
BNP Paribas SA (France)†(c)	4.375% (5 Yr. Swap rate + 1.48%	)#	3/1/2033	1,500,000	1,319,270
Citigroup, Inc.	3.887% (3 Mo. LIBOR + 1.56%	)#	1/10/2028	2,400,000	2,265,311
Citigroup, Inc.	3.98% (3 Mo. LIBOR + 1.34%	)#	3/20/2030	4,539,000	4,155,023
Citigroup, Inc.	4.14% (SOFR + 1.37%	)#	5/24/2025	394,000	386,830

See Notes to Financial Statements.	109

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Danske Bank A/S (Denmark)†(c)	3.773% (1 Yr. Treasury CMT + 1.45%	)#	3/28/2025	$1,345,000	$1,295,417
Danske Bank A/S (Denmark)†(c)	4.375%		6/12/2028	800,000	728,405
Danske Bank A/S (Denmark)†(c)	5.375%		1/12/2024	1,360,000	1,353,199
Discover Bank	4.682% (5 Yr. Swap rate + 1.73%	)#	8/9/2028	1,475,000	1,420,864
Goldman Sachs Group, Inc. (The)	2.383% (SOFR + 1.25%	)#	7/21/2032	4,936,000	3,902,830
Goldman Sachs Group, Inc. (The)	3.50%		4/1/2025	2,877,000	2,785,538
JPMorgan Chase & Co.	2.963% (SOFR + 1.26%	)#	1/25/2033	7,000,000	5,777,291
Macquarie Bank Ltd. (Australia)†(c)	3.624%		6/3/2030	696,000	564,466
Macquarie Group Ltd. (Australia)†(c)	2.691% (SOFR + 1.44%	)#	6/23/2032	980,000	760,776
Macquarie Group Ltd. (Australia)†(c)	4.654% (3 Mo. LIBOR + 1.73%	)#	3/27/2029	284,000	266,009
Morgan Stanley	2.239% (SOFR + 1.18%	)#	7/21/2032	1,500,000	1,170,946
Morgan Stanley	2.484% (SOFR + 1.36%	)#	9/16/2036	1,170,000	870,585
Morgan Stanley	4.00%		7/23/2025	959,000	940,062
Morgan Stanley	4.431% (3 Mo. LIBOR + 1.63%	)#	1/23/2030	4,000,000	3,787,357
National Australia Bank Ltd. (Australia)†(c)	3.933% (5 Yr. Treasury CMT + 1.88%	)#	8/2/2034	1,425,000	1,198,178
Royal Bank of Canada (Canada)	6.00%		11/1/2027	1,391,000	1,448,093
Santander UK Group Holdings plc (United Kingdom)(c)	3.373% (3 Mo. LIBOR + 1.08%	)#	1/5/2024	1,212,000	1,209,416
State Street Corp.	4.164% (SOFR + 1.73%	)#	8/4/2033	2,430,000	2,264,349
Toronto-Dominion Bank (The) (Canada)(c)	4.456%		6/8/2032	1,302,000	1,246,588
UBS AG (Switzerland)(c)	5.125%		5/15/2024	3,045,000	2,996,673
US Bancorp	4.967% (SOFR + 2.11%	)#	7/22/2033	1,849,000	1,772,039
Wells Fargo & Co.	2.188% (SOFR + 2.00%	)#	4/30/2026	1,358,000	1,265,438
Wells Fargo & Co.	3.35% (SOFR + 1.50%	)#	3/2/2033	2,457,000	2,103,633

110	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Western Alliance Bancorp	3.00% (3 Mo. Term SOFR + 2.25%	)#	6/15/2031	$215,000	$183,682
Westpac Banking Corp. (Australia)(c)	2.894% (5 Yr. Treasury CMT+ 1.35%	)#	2/4/2030	399,000	363,063
Westpac Banking Corp. (Australia)(c)	4.11% (5 Yr. Treasury CMT + 2.00%	)#	7/24/2034	550,000	469,929
Westpac Banking Corp. (Australia)(c)	4.322% (USD ICE 5 Yr. Swap rate + 2.24%	)#	11/23/2031	1,800,000	1,644,789
Total					71,195,191

Biotechnology 0.06%
Baxalta, Inc.	4.00%		6/23/2025	436,000	428,918

Building Materials 0.06%
Standard Industries, Inc.†	4.375%		7/15/2030	492,000	404,153

Chemicals 0.67%
CF Industries, Inc.	5.15%		3/15/2034	899,000	859,050
CVR Partners LP/CVR Nitrogen Finance Corp.†	6.125%		6/15/2028	487,000	440,231
International Flavors & Fragrances, Inc.†	1.23%		10/1/2025	1,984,000	1,755,125
OCP SA (Malaysia)†(c)	3.75%		6/23/2031	1,200,000	986,669
Valvoline, Inc.†	4.25%		2/15/2030	472,000	459,312
Total					4,500,387

Coal 0.05%
SunCoke Energy, Inc.†	4.875%		6/30/2029	425,000	360,770

Commercial Services 0.37%
Adani Ports & Special Economic Zone Ltd. (India)(c)	4.00%		7/30/2027	1,000,000	872,941
Global Payments, Inc.	4.00%		6/1/2023	1,635,000	1,622,756
Total					2,495,697

Computers 0.13%
Condor Merger Sub, Inc.†	7.375%		2/15/2030	422,000	346,256
Dell International LLC/EMC Corp.	8.35%		7/15/2046	473,000	554,326
Total					900,582

Cosmetics/Personal Care 0.33%
GSK Consumer Healthcare Capital US LLC	3.625%		3/24/2032	2,540,000	2,243,911

Diversified Financial Services 2.61%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(c)	3.50%		1/15/2025	1,500,000	1,431,518

See Notes to Financial Statements.	111

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Diversified Financial Services (continued)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(c)	4.875%		1/16/2024		$1,050,000	$1,035,560
Aircastle Ltd.†	2.85%		1/26/2028		919,000	749,092
Ally Financial, Inc.	8.00%		11/1/2031		959,000	1,030,389
American Express Co.	4.42% (SOFR + 1.76%	)#	8/3/2033		1,326,000	1,258,526
Aviation Capital Group LLC†	1.95%		1/30/2026		315,000	274,937
Aviation Capital Group LLC†	5.50%		12/15/2024		1,177,000	1,153,072
Avolon Holdings Funding Ltd. (Ireland)†(c)	2.125%		2/21/2026		1,000,000	856,317
Avolon Holdings Funding Ltd. (Ireland)†(c)	3.95%		7/1/2024		500,000	476,418
Avolon Holdings Funding Ltd. (Ireland)†(c)	4.25%		4/15/2026		729,000	661,877
Avolon Holdings Funding Ltd. (Ireland)†(c)	5.25%		5/15/2024		418,000	407,973
Coinbase Global, Inc.†	3.375%		10/1/2028		350,000	205,214
CPPIB Capital, Inc. (Canada)†(c)	4.753% (SOFR + 1.25%	)#	4/4/2025		2,540,000	2,590,828
Intercontinental Exchange, Inc.	4.00%		9/15/2027		3,973,000	3,890,117
Navient Corp.	6.75%		6/25/2025		879,000	857,245
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%		3/15/2027		18,000	17,218
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%		4/15/2045		303,000	254,676
Park Aerospace Holdings Ltd. (Ireland)†(c)	5.50%		2/15/2024		382,000	376,530
Total						17,527,507

Electric 4.11%
AEP Transmission Co. LLC	4.50%		6/15/2052		1,730,000	1,549,445
Alfa Desarrollo SpA (Chile)†(c)	4.55%		9/27/2051		467,290	343,463
Ausgrid Finance Pty Ltd. (Australia)†(c)	4.35%		8/1/2028		772,000	721,337
Calpine Corp.†	5.125%		3/15/2028		1,170,000	1,049,643
Constellation Energy Generation LLC	6.25%		10/1/2039		1,470,000	1,535,439
Duke Energy Corp.	4.50%		8/15/2032		3,213,000	3,051,758
Enel Finance International NV(b)	0.50%		6/17/2030	EUR	1,948,000	1,603,435
Entergy Corp.	0.90%		9/15/2025		$2,675,000	2,386,511
Indianapolis Power & Light Co.†	5.65%		12/1/2032		1,849,000	1,919,361
IPALCO Enterprises, Inc.	4.25%		5/1/2030		2,300,000	2,064,924
Minejesa Capital BV (Netherlands)†(c)	4.625%		8/10/2030		750,000	656,250
NextEra Energy Capital Holdings, Inc.	4.255%		9/1/2024		56,000	55,300
NextEra Energy Capital Holdings, Inc.	5.00%		7/15/2032		3,088,000	3,089,014
NRG Energy, Inc.†	4.45%		6/15/2029		2,046,000	1,886,040

112	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Electric (continued)
Oglethorpe Power Corp.	5.95%	11/1/2039		$700,000	$686,238
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (Indonesia)†(c)	3.00%	6/30/2030		1,155,000	929,639
Pike Corp.†	5.50%	9/1/2028		619,000	553,974
Southern Co. (The)	4.475%	8/1/2024		2,819,000	2,777,840
Vistra Operations Co. LLC†	4.375%	5/1/2029		878,000	786,511
Total					27,646,122

Electronics 0.28%
Atkore, Inc.†	4.25%	6/1/2031		390,000	329,000
Honeywell International, Inc.(b)	4.125%	11/2/2034	EUR	1,455,000	1,558,579
Total					1,887,579

Energy-Alternate Sources 0.06%
TerraForm Power Operating LLC†	4.75%	1/15/2030		$469,000	422,951

Engineering & Construction 0.19%
Cellnex Finance Co. S.A. (Spain)†(c)	3.875%	7/7/2041		500,000	339,399
Fluor Corp.	4.25%	9/15/2028		1,015,000	925,427
Total					1,264,826

Entertainment 0.31%
Jacobs Entertainment, Inc.†	6.75%	2/15/2029		383,000	345,083
Live Nation Entertainment, Inc.†	3.75%	1/15/2028		404,000	354,955
Penn Entertainment, Inc.†	4.125%	7/1/2029		439,000	358,586
Warnermedia Holdings, Inc.†	3.428%	3/15/2024		1,080,000	1,048,944
Total					2,107,568

Environmental Control 0.07%
Madison IAQ LLC†	5.875%	6/30/2029		598,000	443,112

Food 0.52%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	3.50%	3/15/2029		764,000	637,350
Kraft Heinz Foods Co.(b)	2.25%	5/25/2028	EUR	1,640,000	1,592,504
Lamb Weston Holdings, Inc.†	4.125%	1/31/2030		$431,000	381,713
Post Holdings, Inc.†	4.625%	4/15/2030		600,000	527,340
SEG Holding LLC/SEG Finance Corp.†	5.625%	10/15/2028		375,000	356,451
Total					3,495,358

Forest Products & Paper 0.07%
Mercer International, Inc. (Canada)(c)	5.125%	2/1/2029		546,000	469,385

See Notes to Financial Statements.	113

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Gas 1.48%
CenterPoint Energy Resources Corp.	4.40%	7/1/2032	$2,550,000	$2,472,134
East Ohio Gas Co. (The)†	1.30%	6/15/2025	2,649,000	2,401,730
National Fuel Gas Co.	3.95%	9/15/2027	1,848,000	1,689,216
National Fuel Gas Co.	5.50%	1/15/2026	1,308,000	1,311,547
NiSource, Inc.	2.95%	9/1/2029	903,000	792,600
ONE Gas, Inc.	1.10%	3/11/2024	451,000	429,297
Southwest Gas Corp.	4.05%	3/15/2032	1,000,000	873,520
Total				9,970,044

Health Care-Products 0.31%
GE Healthcare Holding LLC†	5.65%	11/15/2027	1,677,000	1,711,154
Medline Borrower LP†	3.875%	4/1/2029	419,000	360,711
Total				2,071,865

Health Care-Services 2.81%
Acadia Healthcare Co., Inc.†	5.00%	4/15/2029	253,000	233,807
Centene Corp.	2.45%	7/15/2028	1,260,000	1,060,893
Centene Corp.	3.375%	2/15/2030	3,150,000	2,687,243
Centene Corp.	4.25%	12/15/2027	962,000	904,487
Elevance Health, Inc.	2.25%	5/15/2030	2,750,000	2,299,285
Elevance Health, Inc.	5.50%	10/15/2032	2,250,000	2,324,786
Humana, Inc.	1.35%	2/3/2027	1,642,000	1,417,403
Humana, Inc.	5.875%	3/1/2033	1,842,000	1,919,021
ModivCare Escrow Issuer, Inc.†	5.00%	10/1/2029	413,000	348,060
Molina Healthcare, Inc.†	3.875%	11/15/2030	537,000	462,491
Tenet Healthcare Corp.†	6.25%	2/1/2027	223,000	213,955
UnitedHealth Group, Inc.	4.00%	5/15/2029	3,741,000	3,597,218
UnitedHealth Group, Inc.	5.25%	2/15/2028	1,353,000	1,392,590
Total				18,861,239

Home Builders 0.12%
PulteGroup, Inc.	6.375%	5/15/2033	393,000	391,085
Toll Brothers Finance Corp.	3.80%	11/1/2029	530,000	447,831
Total				838,916

Insurance 0.94%
Assurant, Inc.	2.65%	1/15/2032	515,000	383,410
Assurant, Inc.	3.70%	2/22/2030	312,000	266,972
F&G Global Funding†	5.15%	7/7/2025	1,250,000	1,226,161
First American Financial Corp.	2.40%	8/15/2031	1,484,000	1,101,094

114	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Insurance (continued)
GA Global Funding Trust†	3.85%	4/11/2025	$2,577,000	$2,467,715
Metropolitan Life Global Funding I†	4.05%	8/25/2025	558,000	546,810
Protective Life Corp.	8.45%	10/15/2039	275,000	330,036
Total				6,322,198

Internet 1.00%
Amazon.com, Inc.	4.70%	12/1/2032	4,518,000	4,561,539
Netflix, Inc.	5.875%	11/15/2028	270,000	273,432
Netflix, Inc.	6.375%	5/15/2029	559,000	577,425
Prosus NV (Netherlands)†(c)	3.257%	1/19/2027	1,500,000	1,319,772
Total				6,732,168

Iron-Steel 0.08%
Commercial Metals Co.	4.125%	1/15/2030	424,000	365,641
United States Steel Corp.	6.875%	3/1/2029	141,000	137,684
Total				503,325

Leisure Time 0.06%
Life Time, Inc.†	5.75%	1/15/2026	401,000	386,141

Lodging 0.10%
Hilton Domestic Operating Co., Inc.	4.875%	1/15/2030	364,000	337,348
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.25%	5/15/2027	390,000	357,842
Total				695,190

Machinery-Diversified 0.34%
nVent Finance Sarl (Luxembourg)(c)	4.55%	4/15/2028	2,100,000	1,944,309
TK Elevator US Newco, Inc.†	5.25%	7/15/2027	382,000	347,236
Total				2,291,545

Media 1.80%
AMC Networks, Inc.	4.25%	2/15/2029	596,000	444,950
CCO Holdings LLC/CCO Holdings Capital Corp.†	4.75%	3/1/2030	888,000	764,522
Charter Communications Operating LLC/Charter Communications Operating Capital	2.25%	1/15/2029	3,675,000	3,009,658
Charter Communications Operating LLC/Charter Communications Operating Capital	6.484%	10/23/2045	1,137,000	1,072,679
Comcast Corp.	5.50%	11/15/2032	3,045,000	3,194,527
FactSet Research Systems, Inc.	3.45%	3/1/2032	2,397,000	2,022,461
Gray Escrow II, Inc.†	5.375%	11/15/2031	724,000	553,701
Time Warner Cable LLC	7.30%	7/1/2038	981,000	1,004,560
Total				12,067,058

See Notes to Financial Statements.	115

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Mining 0.67%
Alcoa Nederland Holding BV (Netherlands)†(c)	4.125%	3/31/2029	$381,000	$334,594
Alcoa Nederland Holding BV (Netherlands)†(c)	6.125%	5/15/2028	627,000	609,431
Anglo American Capital plc (United Kingdom)†(c)	4.00%	9/11/2027	1,550,000	1,454,606
FMG Resources August 2006 Pty Ltd. (Australia)†(c)	4.375%	4/1/2031	438,000	369,519
Glencore Funding LLC†	4.875%	3/12/2029	1,283,000	1,237,875
Hecla Mining Co.	7.25%	2/15/2028	164,000	160,180
Novelis Corp.†	3.875%	8/15/2031	414,000	339,973
Total				4,506,178

Miscellaneous Manufacturing 0.09%
Amsted Industries, Inc.†	4.625%	5/15/2030	312,000	264,189
Hillenbrand, Inc.	3.75%	3/1/2031	408,000	331,959
Total				596,148

Multi-National 0.15%
Inter-American Investment Corp.	2.625%	4/22/2025	1,080,000	1,037,308

Oil & Gas 3.64%
Aethon United BR LP/Aethon United Finance Corp.†	8.25%	2/15/2026	378,000	376,600
California Resources Corp.†	7.125%	2/1/2026	296,000	288,233
Callon Petroleum Co.†	8.00%	8/1/2028	567,000	560,840
Chord Energy Corp.†	6.375%	6/1/2026	1,090,000	1,066,712
Civitas Resources, Inc.†	5.00%	10/15/2026	400,000	369,060
Colgate Energy Partners III LLC†	7.75%	2/15/2026	385,000	382,119
Comstock Resources, Inc.†	6.75%	3/1/2029	474,000	463,484
Continental Resources, Inc.†	5.75%	1/15/2031	3,918,000	3,676,248
Diamondback Energy, Inc.	3.125%	3/24/2031	1,000,000	842,463
Diamondback Energy, Inc.	3.50%	12/1/2029	2,039,000	1,816,911
EQT Corp.	7.00%	2/1/2030	3,200,000	3,370,972
Gulfport Energy Corp.†	8.00%	5/17/2026	703,517	702,092
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.75%	2/1/2029	593,000	544,221
Laredo Petroleum, Inc.	9.50%	1/15/2025	765,000	766,121
MEG Energy Corp. (Canada)†(c)	5.875%	2/1/2029	585,000	555,782
Occidental Petroleum Corp.	6.125%	1/1/2031	168,000	170,654
Occidental Petroleum Corp.	6.625%	9/1/2030	926,000	967,207
Ovintiv, Inc.	6.50%	2/1/2038	1,000,000	1,019,306
PDC Energy, Inc.	5.75%	5/15/2026	1,345,000	1,286,385
Petroleos Mexicanos (Mexico)(c)	6.70%	2/16/2032	1,300,000	1,007,496
Precision Drilling Corp. (Canada)†(c)	6.875%	1/15/2029	370,000	350,214
PTTEP Treasury Center Co. Ltd.†(c)	2.993%	1/15/2030	1,900,000	1,619,398

116	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Oil & Gas (continued)
Range Resources Corp.	8.25%		1/15/2029	$595,000	$621,460
SM Energy Co.	6.75%		9/15/2026	428,000	420,166
Vermilion Energy, Inc. (Canada)†(c)	6.875%		5/1/2030	1,350,000	1,248,089
Total					24,492,233

Oil & Gas Services 0.26%
NOV, Inc.	3.60%		12/1/2029	1,500,000	1,339,452
Weatherford International Ltd.†	8.625%		4/30/2030	400,000	384,078
Total					1,723,530

Packaging & Containers 0.13%
Ball Corp.	2.875%		8/15/2030	424,000	345,293
Silgan Holdings, Inc.	4.125%		2/1/2028	575,000	540,532
Total					885,825

Pharmaceuticals 2.35%
180 Medical, Inc.†	3.875%		10/15/2029	866,000	737,709
AbbVie, Inc.	3.20%		11/21/2029	3,941,000	3,601,903
Bayer Corp.†	6.65%		2/15/2028	203,000	209,465
Bayer US Finance II LLC†	4.25%		12/15/2025	2,194,000	2,128,718
Cigna Corp.	2.40%		3/15/2030	3,318,000	2,821,363
CVS Health Corp.	3.25%		8/15/2029	5,300,000	4,792,486
Option Care Health, Inc.†	4.375%		10/31/2029	430,000	366,840
Organon & Co./Organon Foreign Debt Co-Issuer BV†	4.125%		4/30/2028	836,000	753,219
Owens & Minor, Inc.†	6.625%		4/1/2030	441,000	392,490
Total					15,804,193

Pipelines 1.44%
Buckeye Partners LP	6.375% (3 Mo. LIBOR + 4.02%	)#	1/22/2078	361,000	286,345
Cheniere Energy Partners LP	3.25%		1/31/2032	437,000	356,157
CNX Midstream Partners LP†	4.75%		4/15/2030	396,000	330,731
EIG Pearl Holdings Sarl (Luxembourg)†(c)	3.545%		8/31/2036	1,435,000	1,194,583
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates)†(c)	3.25%		9/30/2040	1,502,000	1,156,845
Kinder Morgan Energy Partners LP	4.25%		9/1/2024	1,129,000	1,112,703
NGPL PipeCo LLC†	3.25%		7/15/2031	600,000	492,003
NGPL PipeCo LLC†	4.875%		8/15/2027	1,750,000	1,667,217
Sabine Pass Liquefaction LLC	5.625%		3/1/2025	1,912,000	1,917,553
Venture Global Calcasieu Pass LLC†	4.125%		8/15/2031	1,319,000	1,139,141
Total					9,653,278

See Notes to Financial Statements.	117

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Real Estate 0.27%
American Tower Corp.	2.95%	1/15/2025	$1,912,000	$1,825,642

REITS 0.95%
American Tower Corp.	3.80%	8/15/2029	1,188,000	1,088,036
Crown Castle, Inc.	3.30%	7/1/2030	3,377,000	2,973,444
EPR Properties	4.95%	4/15/2028	1,023,000	888,530
Invitation Homes Operating Partnership LP	2.30%	11/15/2028	700,000	579,485
VICI Properties LP/VICI Note Co., Inc.†	5.625%	5/1/2024	831,000	823,998
Total				6,353,493

Retail 0.35%
7-eleven, Inc.†	0.80%	2/10/2024	1,620,000	1,537,434
Murphy Oil USA, Inc.	4.75%	9/15/2029	650,000	601,445
Party City Holdings, Inc.†	8.75%	2/15/2026	506,000	192,062
Total				2,330,941

Semiconductors 1.08%
Advanced Micro Devices, Inc.	3.924%	6/1/2032	1,594,000	1,506,363
Advanced Micro Devices, Inc.	4.393%	6/1/2052	736,000	654,909
Broadcom, Inc.†	4.15%	4/15/2032	4,800,000	4,236,510
Entegris, Inc.†	3.625%	5/1/2029	353,000	293,371
Microchip Technology, Inc.	4.333%	6/1/2023	598,000	595,540
Total				7,286,693

Software 1.51%
Elastic NV†	4.125%	7/15/2029	777,000	633,085
Oracle Corp.	2.875%	3/25/2031	6,013,000	5,035,758
Oracle Corp.	6.25%	11/9/2032	862,000	910,423
ServiceNow, Inc.	1.40%	9/1/2030	2,000,000	1,559,671
Twilio, Inc.	3.875%	3/15/2031	260,000	210,902
Workday, Inc.	3.80%	4/1/2032	2,000,000	1,788,833
Total				10,138,672

Sovereign 1.01%
Export Finance & Insurance Corp. (Australia)†(c)	4.625%	10/26/2027	4,239,000	4,299,603
Svensk Exportkredit AB (Sweden)(c)	4.625%	11/28/2025	2,446,000	2,460,749
Total				6,760,352

Telecommunications 1.46%
Frontier Communications Holdings LLC†	5.00%	5/1/2028	398,000	354,634
Sprint Capital Corp.	6.875%	11/15/2028	1,226,000	1,300,676

118	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Telecommunications (continued)
Sprint Capital Corp.	8.75%		3/15/2032		$380,000	$454,850
T-Mobile USA, Inc.	3.50%		4/15/2025		1,358,000	1,315,482
T-Mobile USA, Inc.	3.875%		4/15/2030		4,600,000	4,229,242
Verizon Communications, Inc.(b)	4.25%		10/31/2030	EUR	1,975,000	2,151,596
Total						9,806,480

Trucking & Leasing 0.05%
Fortress Transportation and Infrastructure Investors LLC†	5.50%		5/1/2028		$415,000	361,575
Total Corporate Bonds (cost $331,496,878)						314,593,166

FLOATING RATE LOANS(e) 0.96%

Advertising 0.20%
Lamar Media Corporation 2020 Term Loan B	5.102% (3 Mo. LIBOR + 1.50%	)	2/5/2027		1,397,283	1,359,081

Aerospace/Defense 0.12%
Vertex Aerospace Services Corp. 2021 First Lien Term Loan	7.571% (1 Mo. LIBOR + 3.50%	)	12/6/2028		797,995	785,427

Airlines 0.10%
American Airlines, Inc. 2021 Term Loan	8.993% (3 Mo. LIBOR + 4.75%	)	4/20/2028		689,248	686,232

Commercial Services 0.07%
Amentum Government Services Holdings LLC Term Loan B	7.674% - 8.17%		1/29/2027		510,648	504,691
Employbridge LLC 2021 Term Loan B	8.424% (3 Mo. LIBOR + 4.75%	)#	7/19/2028		503	414
Total						505,105

Diversified Financial Services 0.09%
Jane Street Group, LLC 2021 Term Loan	6.821% (1 Mo. LIBOR + 2.75%	)	1/26/2028		589,985	574,684

Oil & Gas 0.08%
Parkway Generation, LLC Term Loan B	8.821% (1 Mo. LIBOR + 4.75%	)	2/18/2029		461,855	456,082
Parkway Generation, LLC Term Loan C	8.821% (1 Mo. LIBOR + 4.75%	)	2/18/2029		64,985	64,172
Total						520,254

See Notes to Financial Statements.	119

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Pharmaceuticals 0.23%
Jazz Financing Lux S.a.r.l. USD Term Loan (Luxembourg)(c)	7.571% (1 Mo. LIBOR + 3.50%	)	5/5/2028	$741,252	$736,793
Packaging Coordinators Midco, Inc. 2020 1st Lien Term Loan	7.174% (3 Mo. LIBOR + 3.50%	)	11/30/2027	806,150	779,108
Total					1,515,901

Software 0.07%
Playtika Holding Corp 2021 Term Loan	6.821% (1 Mo. LIBOR + 2.75%	)	3/13/2028	518,483	506,493
Total Floating Rate Loans (cost $6,491,377)					6,453,177

FOREIGN GOVERNMENT OBLIGATIONS(c) 2.59%

Canada 0.37%
Province of Ontario Canada	3.10%		5/19/2027	2,609,000	2,497,148

France 0.56%
Caisse d’Amortissement de la Dette Sociale†	4.625%		11/2/2025	3,716,000	3,745,556

Japan 1.04%
Japan Bank for International Cooperation	3.875%		9/16/2025	6,128,000	6,017,556
Japan International Cooperation Agency	3.25%		5/25/2027	990,000	938,690
Total					6,956,246

Mexico 0.20%
Mexico Government International Bond	4.40%		2/12/2052	1,750,000	1,350,436

Nigeria 0.04%
Republic of Nigeria†	7.143%		2/23/2030	370,000	286,794

Norway 0.22%
Kommunalbanken AS†	2.054% (SOFR + 1.00%	)#	6/17/2026	1,480,000	1,505,561

Senegal 0.15%
Republic of Senegal†	6.25%		5/23/2033	1,200,000	1,007,760

Sri Lanka 0.01%
Sri Lanka Government International Bond†	5.875%		7/25/2022	290,000	92,697
Total Foreign Government Obligations (cost $17,890,926)					17,442,198

120	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 1.11%
Freddie Mac Multifamily Structured Pass Through Certificates A2	2.58%		5/25/2032	$2,865,000	$2,471,120
Freddie Mac Multifamily Structured Pass Through Certificates A2	3.53%	#	8/25/2032	1,063,000	994,559
Freddie Mac Multifamily Structured Pass Through Certificates A2	3.71%	#	9/25/2032	1,551,000	1,469,435
Freddie Mac Multifamily Structured Pass Through Certificates A2	3.123%	#(f)	8/25/2032	2,769,000	2,492,675
Government National Mortgage Assoc. 2017-76 AS	2.65%		11/16/2050	4,457	3,986
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $7,369,097)					7,431,775

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 31.13%
Fannie Mae or Freddie Mac(g)	2.00%		TBA	16,102,000	13,279,505
Fannie Mae or Freddie Mac(g)	2.50%		TBA	7,849,000	6,724,692
Fannie Mae or Freddie Mac(g)	3.00%		TBA	5,634,000	4,992,108
Fannie Mae or Freddie Mac(g)	3.50%		TBA	8,643,000	7,918,474
Fannie Mae or Freddie Mac(g)	4.00%		TBA	8,454,000	8,088,214
Fannie Mae or Freddie Mac(g)	4.50%		TBA	13,671,000	13,506,245
Fannie Mae or Freddie Mac(g)	5.00%		TBA	18,840,000	18,915,796
Fannie Mae or Freddie Mac(g)	5.50%		TBA	5,761,000	5,825,050
Fannie Mae or Freddie Mac(g)	6.00%		TBA	8,908,000	9,102,115
Fannie Mae or Freddie Mac(g)	6.50%		TBA	12,027,000	12,372,950
Fannie Mae Pool	2.00%		6/1/2051	1,947,048	1,611,125
Fannie Mae Pool	2.50%		1/1/2051 - 5/1/2052	17,433,757	15,087,803
Fannie Mae Pool	3.00%		12/1/2048 - 1/1/2051	1,768,438	1,592,138
Fannie Mae Pool	3.50%		7/1/2045 - 4/1/2052	3,378,546	3,135,884
Fannie Mae Pool	4.00%		5/1/2052 - 6/1/2052	3,477,400	3,326,098
Fannie Mae Pool	5.00%		7/1/2052 - 8/1/2052	3,583,195	3,607,540
Federal Farm Credit Banks Funding Corp.	4.01% (SOFR + 1.19%	)#	11/25/2024	850,000	849,994
Federal Home Loan Bank Discount Notes	Zero Coupon		1/25/2023	1,190,000	1,182,072

See Notes to Financial Statements.	121

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal Home Loan Banks	3.83% (SOFR + .02%	)#	1/3/2023	$10,180,000	$10,180,939
Freddie Mac Pool	2.50%		11/1/2050 - 7/1/2051	7,326,173	6,333,909
Freddie Mac Pool	3.50%		2/1/2046	916,142	859,501
Freddie Mac Pool	4.50%		8/1/2052	2,277,462	2,240,342
Freddie Mac Pool	5.00%		7/1/2052 - 8/1/2052	4,956,394	4,987,585
Ginnie Mae(g)	3.00%		TBA	1,254,000	1,134,023
Ginnie Mae(g)	3.50%		TBA	3,328,000	3,092,440
Ginnie Mae(g)	4.00%		TBA	2,993,000	2,858,555
Ginnie Mae(g)	4.50%		TBA	6,779,000	6,641,873
Ginnie Mae(g)	5.00%		TBA	13,064,000	13,052,773
Ginnie Mae(g)	5.50%		TBA	11,815,000	11,954,703
Ginnie Mae(g)	6.00%		TBA	14,527,000	14,812,671
Total Government Sponsored Enterprises Pass-Throughs (cost $208,070,963)					209,267,117

MUNICIPAL BONDS 0.26%

Government
Foothill-Eastern Transportation Corridor Agency	4.094%		1/15/2049	221,000	172,041
State of Illinois	5.10%		6/1/2033	1,635,000	1,577,869
Total Municipal Bonds (cost $1,875,057)					1,749,910

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 6.10%
Angel Oak Mortgage Trust 2020-1 A1†	2.466%	#(f)	12/25/2059	25,478	23,886
BAMLL Commercial Mortgage Securities Trust 2019-AHT B†	5.475% (1 Mo. LIBOR + 1.60%	)#	3/15/2034	100,000	96,464
BBCMS Mortgage Trust 2018-TALL E†	6.312% (1 Mo. LIBOR + 2.44%	)#	3/15/2037	64,000	48,375
BBCMS Mortgage Trust 2019-BWAY A†	4.831% (1 Mo. LIBOR + .96%	)#	11/15/2034	311,000	294,873
BBCMS Mortgage Trust 2019-BWAY B†	5.185% (1 Mo. LIBOR + 1.31%	)#	11/15/2034	87,000	80,885
BBCMS Mortgage Trust 2019-BWAY C†	5.485% (1 Mo. LIBOR + 1.61%	)#	11/15/2034	350,000	315,034
BFLD 2019-DPLO F†	6.415% (1 Mo. LIBOR + 2.54%	)#	10/15/2034	1,070,000	1,002,584

122	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BHMS 2018-ATLS A†	5.125% (1 Mo. LIBOR + 1.25%	)#	7/15/2035	$550,000	$528,294
BHMS 2018-ATLS C†	5.775% (1 Mo. LIBOR + 1.90%	)#	7/15/2035	2,000,000	1,870,043
BRAVO Residential Funding Trust 2021-NQM2 A1†	0.97%	#(f)	3/25/2060	1,354,326	1,273,078
BX Commercial Mortgage Trust 2021-VOLT A†	4.575% (1 Mo. LIBOR + .70%	)#	9/15/2036	690,000	661,479
BX Commercial Mortgage Trust 2021-XL2 A†	4.564% (1 Mo. LIBOR + .69%	)#	10/15/2038	2,780,145	2,656,073
BX Trust 2018-GW A†	4.675% (1 Mo. LIBOR + .80%	)#	5/15/2035	55,000	53,342
BX Trust 2021-ARIA E†	6.12% (1 Mo. LIBOR + 2.24%	)#	10/15/2036	2,000,000	1,812,053
BX Trust 2021-RISE A†	4.623% (1 Mo. LIBOR + .75%	)#	11/15/2036	1,300,000	1,239,332
BX Trust 2022-LBA6 A†	4.794% (1 Mo. Term SOFR + 1.00%	)#	1/15/2039	2,340,000	2,244,591
CF Trust 2019-BOSS A1	4.75% (1 Mo. LIBOR + 3.25%	)	12/15/2024	222,000	203,312	(a)
CIM Retail Portfolio Trust 2021-RETL E†	7.626% (1 Mo. LIBOR + 3.75%	)#	8/15/2036	862,500	781,544
Citigroup Commercial Mortgage Trust 2016-GC36 AS	3.849%		2/10/2049	97,572	90,154
Citigroup Commercial Mortgage Trust 2016-GC36 D†	2.85%		2/10/2049	485,000	264,240
Commercial Mortgage Pass-Through Certificates 2012-LTRT A2†	3.40%		10/5/2030	95,704	81,996
Commercial Mortgage Pass-Through Certificates 2014-UBS4 D†	4.869%	#(f)	8/10/2047	835,000	604,944
Commercial Mortgage Pass-Through Certificates 2014-UBS6 B	4.349%	#(f)	12/10/2047	50,000	46,557
Commercial Mortgage Pass-Through Certificates 2015-DC1 D†	4.441%	#(f)	2/10/2048	707,000	573,344
Commercial Mortgage Pass-Through Certificates 2015-PC1 C	4.434%	#(f)	7/10/2050	10,000	8,890
Connecticut Avenue Securities Trust 2022-R08 1M1†	6.071% (1 Mo. SOFR + 2.55%	)#	7/25/2042	921,099	915,678

See Notes to Financial Statements.	123

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates 2020-SPT1 A1†	1.616%		4/25/2065	$56,000	$54,063
Credit Suisse Mortgage Capital Certificates Trust 2020-AFC1 A1†	2.24%	#(f)	2/25/2050	84,179	77,620
CS Master Trust 2021-AHP A†	7.805% (1 Mo. LIBOR + 3.95%	)#	4/15/2025	400,000	398,358	(a)
CS Master Trust 2021-BLUF A†	8.033% (1 Mo. LIBOR + 4.18%	)#	4/15/2023	200,000	198,185	(a)
CSAIL Commercial Mortgage Trust 2019-C18 AS	3.321%		12/15/2052	214,129	180,044
CSMC 2021-BHAR C†	5.876% (1 Mo. LIBOR + 2.00%	)#	11/15/2038	650,000	597,769
DBWF Mortgage Trust 2018-GLKS A†	4.969% (1 Mo. LIBOR + 1.03%	)#	12/19/2030	500,000	483,391
Deephaven Residential Mortgage Trust 2021-3 A1†	1.194%	#(f)	8/25/2066	627,858	518,740
Ellington Financial Mortgage Trust 2020-2 A1†	1.178%	#(f)	10/25/2065	50,696	45,116
Freddie Mac STACR REMIC Trust 2021-HQA4 M1†	4.471% (1 Mo. SOFR + .95%	)#	12/25/2041	691,746	649,242
Freddie Mac STACR REMIC Trust 2022-HQA1 M1A†	5.621% (1 Mo. SOFR + 2.10%	)#	3/25/2042	2,071,881	2,044,106
Freddie Mac STACR REMIC Trust 2022-HQA3 M1A†	5.821% (1 Mo. SOFR + 2.30%	)#	8/25/2042	1,401,178	1,386,640
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA2 M1A†	6.171% (1 Mo. SOFR + 2.65%	)#	7/25/2042	1,414,540	1,406,580
Great Wolf Trust 2019-WOLF A†	4.909% (1 Mo. LIBOR + 1.03%	)#	12/15/2036	512,000	494,641
GS Mortgage Securities Corp. II 2021-ARDN B†	5.525% (1 Mo. LIBOR + 1.65%	)#	11/15/2036	870,000	838,603
GS Mortgage Securities Corp. Trust 2018-RIVR A†	4.825% (1 Mo. LIBOR + .95%	)#	7/15/2035	99,828	93,371
GS Mortgage Securities Corp. Trust 2019-70P B†	5.195% (1 Mo. LIBOR + 1.32%	)#	10/15/2036	812,724	767,183
GS Mortgage Securities Corp. Trust 2019-70P XCP†	Zero Coupon	#(f)	10/15/2036	86,776,000	1,623
GS Mortgage Securities Corp. Trust 2019-SMP B†	5.375% (1 Mo. LIBOR + 1.50%	)#	8/15/2032	525,000	507,221
GS Mortgage Securities Corp. Trust 2019-SMP XCP†	Zero Coupon	#(f)	8/15/2032	36,803,000	784

124	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. Trust 2022-AGSS A†	5.989% (1 Mo. Term SOFR + 2.19%	)#	8/15/2039	$1,500,000	$1,480,197
GS Mortgage Securities Trust 2013-G1 A2†	3.557%	#(f)	4/10/2031	81,084	80,468
GS Mortgage Securities Trust 2014-GC26 C	4.672%	#(f)	11/10/2047	50,000	44,399
HONO Mortgage Trust 2021-LULU B†	5.325% (1 Mo. LIBOR + 1.45%	)#	10/15/2036	250,000	235,343
JP Morgan Chase Commercial Mortgage Securities Trust 2020-MKST E†	6.125% (1 Mo. LIBOR + 2.25%	)#	12/15/2036	1,000,000	829,902
JPMorgan Chase Commercial Mortgage Securities Trust A†	5.659% (1 Mo. Term SOFR + 1.75%	)#	9/15/2029	183,552	182,514
JPMorgan Chase Commercial Mortgage Securities Trust B†	6.559% (1 Mo. Term SOFR + 2.65%	)#	9/15/2029	325,000	322,972
JPMorgan Chase Commercial Mortgage Securities Trust C†	7.259% (1 Mo. Term SOFR + 3.35%	)#	9/15/2029	325,000	322,557
JPMorgan Chase Commercial Mortgage Securities Trust D†	8.259% (1 Mo. Term SOFR + 4.35%	)#	9/15/2029	325,000	321,925	(a)
JPMorgan Chase Commercial Mortgage Securities Trust E†	9.259% (1 Mo. Term SOFR + 5.35%	)#	9/15/2029	325,000	322,875	(a)
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY D†	3.931%	#(f)	6/10/2027	100,000	4,987
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 C	4.372%	#(f)	7/15/2048	10,000	8,827
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN A†	5.143% (1 Mo. LIBOR + 1.27%	)#	11/15/2035	10,000	9,548
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN B†	5.473% (1 Mo. LIBOR + 1.60%	)#	11/15/2035	10,000	9,555
KIND Trust 2021-KIND D†	6.175% (1 Mo. LIBOR + 2.30%	)#	8/15/2038	466,628	420,027
MTN Commercial Mortgage Trust 2022-LPFL A†	5.191% (1 Mo. Term SOFR + 1.40%	)#	3/15/2039	2,200,000	2,121,317
Natixis Commercial Mortgage Securities Trust 2018-285M A†	3.917%	#(f)	11/15/2032	50,000	47,673
Natixis Commercial Mortgage Securities Trust 2018-285M B†	3.917%	#(f)	11/15/2032	50,000	46,193
Prima Capital CRE Securitization Ltd. 2019-RK1 AG†	4.00%		4/15/2038	164,588	140,551	(a)
Prima Capital CRE Securitization Ltd. 2019-RK1 AT†	4.45%		4/15/2038	100,000	73,801	(a)
Ready Capital Mortgage Financing LLC 2022-FL8 A†	5.197% (1 Mo. SOFR + 1.65%	)#	1/25/2037	1,350,000	1,307,444
ReadyCap Commercial Mortgage Trust 2019-6 A†	2.833%		10/25/2052	371,850	342,752

See Notes to Financial Statements.	125

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Residential Mortgage Loan Trust 2020-1 A1†	2.376%	#(f)	1/26/2060	$19,989	$18,691
SG Commercial Mortgage Securities Trust 2019-787E X†	0.456%	#(f)	2/15/2041	1,217,000	22,784
SMRT 2022-MINI A†	4.795% (1 Mo. Term SOFR + 1.00%	)#	1/15/2039	1,460,000	1,403,212
Starwood Mortgage Residential Trust 2020-1 A1†	2.275%	#(f)	2/25/2050	6,271	6,025
Verus Securitization Trust 2020-1 A1†	2.417%		1/25/2060	48,155	45,441
Verus Securitization Trust 2020-5 A1†	1.218%		5/25/2065	242,341	221,230
Verus Securitization Trust 2021-8 A1†	1.824%	#(f)	11/25/2066	1,271,646	1,071,970
Vista Point Securitization Trust 2020-2 A1†	1.475%	#(f)	4/25/2065	130,300	114,454
VMC Finance LLC 2019-FL3 A†	5.011% (1 Mo. LIBOR + 1.10%	)#	9/15/2036	219,622	216,298
Wells Fargo Commercial Mortgage Trust 2013-LC12 B	4.431%	#(f)	7/15/2046	494,000	466,866
Wells Fargo Commercial Mortgage Trust 2017-C41 AS	3.785%	#(f)	11/15/2050	146,000	131,227
WF-RBS Commercial Mortgage Trust 2013-C12 B	3.863%	#(f)	3/15/2048	25,000	24,743
WF-RBS Commercial Mortgage Trust 2013-C12 C	4.456%	#(f)	3/15/2048	50,000	49,373
Total Non-Agency Commercial Mortgage-Backed Securities (cost $43,077,426)					40,982,466

U.S. TREASURY OBLIGATIONS 10.25%
U.S. Treasury Bond	2.00%		11/15/2041	4,943,000	3,602,790
U.S. Treasury Bond	3.00%		8/15/2052	8,471,000	7,255,941
U.S. Treasury Bond	4.00%		11/15/2042	17,639,000	17,727,195
U.S. Treasury Inflation Indexed Bond(h)	0.125%		2/15/2052	5,333,898	3,700,325
U.S. Treasury Inflation Indexed Note(h)	1.625%		10/15/2027	8,415,792	8,512,474
U.S. Treasury Note	3.00%		6/30/2024	3,657,000	3,571,218
U.S. Treasury Note	4.125%		10/31/2027	19,815,000	20,069,655
U.S. Treasury Note	4.125%		11/15/2032	3,654,000	3,797,305
U.S. Treasury Note	4.50%		11/30/2024	657,000	659,002
Total U.S. Treasury Obligations (cost $68,242,815)					68,895,905
Total Long-Term Investments (cost $797,192,404)					775,479,666

126	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 6.64%

U.S. TREASURY OBLIGATIONS 2.77%
U.S. Treasury Bill (Cost $18,624,741)	0.01%	3/14/2023	$18,854,000	$18,624,606

REPURCHASE AGREEMENTS 3.87%
Repurchase Agreement dated 11/30/2022, 1.750% due 12/1/2022 with Fixed Income Clearing Corp. collateralized by $28,337,200, of U.S. Treasury Note at 0.25% due 5/15/2024; value: $26,565,745; proceeds: $26,046,087 (cost $26,044,821)			26,044,821	26,044,821
Total Short-Term Investments (cost $44,669,562)				44,669,427
Total Investments in Securities 121.99% (cost $841,861,966)				820,149,093
Other Assets and Liabilities – Net(i) (21.99)%				(147,863,385)
Net Assets 100.00%				$672,285,708

CAD	Canadian Dollar.
EUR	Euro.
CMT	Constant Maturity Rate.
ICE	Intercontinental Exchange.
LIBOR	London Interbank Offered Rate.
REITS	Real Estate Investment Trusts.
SOFR	Secured Overnight Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2022, the total value of Rule 144A securities was $236,107,093, which represents 35.12% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2022.
(a)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Foreign security traded in U.S. dollars.
(d)	Security has been fully or partially segregated for open reverse repurchase agreements as of November 30, 2022 (See Note 2(n)).
(e)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2022.
(f)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(g)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(h)	Treasury Inflation Protected Security. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.
(i)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

See Notes to Financial Statements.	127

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2022

Centrally Cleared Credit Default Swaps on Indexes - Sell Protection at November 30, 2022(1):

Referenced Indexes	Central Clearing Party	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Value	Unrealized Appreciation(3)
Markit CDX.NA.EM.38(4)(5)	Goldman Sachs	1.00%	12/20/2027	$12,940,000	$(794,021)	$(698,630)	$95,389

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments paid (received) by Central Clearing Party are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $95,389. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of emerging markets securities.

Forward Foreign Currency Exchange Contracts at November 30, 2022:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Euro	Buy	Morgan Stanley	12/12/2022	202,000	$197,169	$210,359	$13,190

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Canadian dollar	Sell	Toronto Dominion Bank	1/20/2023	769,000	$558,769	$572,135	$(13,366)
Euro	Sell	Bank of America	12/12/2022	1,502,000	1,563,256	1,564,156	(900)
Euro	Sell	Bank of America	12/12/2022	721,000	743,012	750,836	(7,824)
Euro	Sell	Bank of America	12/12/2022	1,542,000	1,589,403	1,605,811	(16,408)
Euro	Sell	Morgan Stanley	12/12/2022	372,000	385,973	387,394	(1,421)
Euro	Sell	Morgan Stanley	12/12/2022	1,102,000	1,137,507	1,147,603	(10,096)
Euro	Sell	State Street Bank and Trust	12/12/2022	202,000	203,141	210,359	(7,218)
Euro	Sell	State Street Bank and Trust	12/12/2022	1,439,000	1,435,483	1,498,549	(63,066)
Total Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(120,299)

128	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2022

Futures Contracts at November 30, 2022:

Type	Expiration	Contracts	Position		Notional Amount		Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2023	340	Long		$69,644,697		$69,822,188	$177,491
U.S. 5-Year Treasury Note	March 2023	11	Long		1,187,857		1,194,273	6,416
U.S. Long Bond	March 2023	81	Long		10,246,397		10,287,000	40,603
U.S. Ultra Treasury Bond	March 2023	179	Long		24,324,967		24,394,344	69,377
Total Unrealized Appreciation on Futures Contracts								$293,887

Type	Expiration	Contracts	Position		Notional Amount		Notional Value	Unrealized Depreciation
Euro-Bund	December 2022	20	Short	EUR	(2,803,082)	EUR	(2,817,600)	$(15,108)
U.S. 10-Year Ultra Treasury Bond	March 2023	237	Short		$(28,241,828)		$(28,358,531)	(116,703)
U.S. 10-Year Treasury Notes	March 2023	78	Short		(8,804,842)		(8,853,000)	(48,158)
Total Unrealized Depreciation on Futures Contracts								$(179,969)

Reverse Repurchase Agreement Payable as of November 30, 2022:

Counterparty	Principal	Collateral Held by Counterparty	Interest Rate(1)		Trade Date	Maturity Date(2)	Fair Value(3)
Barclays Bank plc	$5,250	$6,000 principal, American Airlines Group at 3.75% due 3/1/2025, $5,260 fair value	(10.00%	)	07/22/2022	On Demand	$5,062

(1)	The negative interest rate on the reverse repurchase agreement results in interest income to the Fund.
(2)	This reverse repurchase agreement has no stated maturity and may be terminated by either party at any time.
(3)	Total fair value of reverse repurchase agreement is presented net of interest receivable of $188.

See Notes to Financial Statements.	129

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2022

The following is a summary of the inputs used as of November 30, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Credit Card	$–	$12,414,440	$454,128	$12,868,568
Other	–	64,878,993	2,351,483	67,230,476
Remaining Industries	–	28,564,908	–	28,564,908
Corporate Bonds	–	314,593,166	–	314,593,166
Floating Rate Loans	–	6,453,177	–	6,453,177
Foreign Government Obligations	–	17,442,198	–	17,442,198
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	7,431,775	–	7,431,775
Government Sponsored Enterprises Pass-Throughs	–	209,267,117	–	209,267,117
Municipal Bonds	–	1,749,910	–	1,749,910
Non-Agency Commercial Mortgage-Backed Securities	–	39,323,459	1,659,007	40,982,466
U.S. Treasury Obligations	–	68,895,905	–	68,895,905
Short-Term Investments
U.S. Treasury Obligations	–	18,624,606	–	18,624,606
Repurchase Agreements	–	26,044,821	–	26,044,821
Total	$–	$815,684,475	$4,464,618	$820,149,093

Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$–	$–	$–
Liabilities	–	(698,630)	–	(698,630)
Forward Foreign Currency Exchange Contracts
Assets	–	13,190	–	13,190
Liabilities	–	(120,299)	–	(120,299)
Futures Contracts
Assets	293,887	–	–	293,887
Liabilities	(179,969)	–	–	(179,969)
Reverse Repurchase Agreements
Assets	–	–	–	–
Liabilities	–	(5,062)	–	(5,062)
Total	$113,918	$(810,801)	$–	$(696,883)

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

130	See Notes to Financial Statements.

Schedule of Investments (concluded)

CORE PLUS BOND FUND November 30, 2022

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset- Backed Securities	Floating Rate Loans	Non- Agency Commercial Mortgage-Backed Securities
Balance as of December 1, 2021	$2,981,414	$98,806	$2,312,450
Accrued Discounts (Premiums)	(23)	3	(721)
Realized Gain (Loss)	(2,192)	491	–
Change in Unrealized Appreciation (Depreciation)	(323,946)	(494)	(53,295)
Purchases	1,253,565	–	–
Sales	(357,808)	(98,806)	(1,020,000)
Transfers into Level 3(a)	1,377,880	–	420,573
Transfers out of Level 3(a)	(2,123,279)	–	–
Balance as of November 30, 2022	$2,805,611	$–	$1,659,007
Change in unrealized appreciation/depreciation for the year ended November 30, 2022, related to Level 3 investments held at November 30, 2022	$(323,946)	$–	$(61,999)

(a)	The Fund recognizes transfers within the fair value hierarchy as of the beginning of the period. Transfers into and out of Level 3 were primarily related to the availability of market quotations in accordance with the valuation methodology.

See Notes to Financial Statements.	131

Schedule of Investments

CORPORATE BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 97.97%

CORPORATE BONDS 91.54%

Agriculture 1.76%
BAT Capital Corp.	7.75%		10/19/2032	$45,000	$49,631
Cargill, Inc.†	4.00%		6/22/2032	44,000	40,985
Philip Morris International, Inc.	5.625%		11/17/2029	28,000	28,495
Total					119,111

Airlines 1.59%
American Airlines 2021-1A Pass Through Trust	2.875%		1/11/2036	31,000	25,027
British Airways 20-1 Trust 2020-1 A (United Kingdom)†(a)	4.25%		5/15/2034	89,713	82,222
Total					107,249

Banks 22.52%
Bank of America Corp.	2.482% (5 Yr. Treasury CMT + 1.20%	)#	9/21/2036	10,000	7,579
Bank of America Corp.	2.687% (SOFR + 1.32%	)#	4/22/2032	79,000	64,087
Bank of America Corp.	3.593% (3 Mo. LIBOR + 1.37%	)#	7/21/2028	187,000	173,495
Bank of Montreal (Canada)(a)	3.803% (5 Yr. Swap rate + 1.43%	)#	12/15/2032	77,000	68,265
Bank of New York Mellon Corp. (The)	4.596% (SOFR + 1.76%	)#	7/26/2030	51,000	49,788
BankUnited, Inc.	5.125%		6/11/2030	28,000	26,032
Citigroup, Inc.	2.561% (SOFR + 1.17%	)#	5/1/2032	154,000	123,332
Goldman Sachs Group, Inc. (The)	2.383% (SOFR + 1.25%	)#	7/21/2032	140,000	110,696
Huntington Bancshares, Inc.	2.487% (5 Yr. Treasury CMT + 1.17%	)#	8/15/2036	22,000	15,974
JPMorgan Chase & Co.	2.58% (SOFR + 1.25%	)#	4/22/2032	140,000	113,620
JPMorgan Chase & Co.	2.963% (SOFR + 1.26%	)#	1/25/2033	50,000	41,266
Macquarie Group Ltd. (Australia)†(a)	4.654% (3 Mo. LIBOR + 1.73%	)#	3/27/2029	100,000	93,665
Morgan Stanley	2.484% (SOFR + 1.36%	)#	9/16/2036	33,000	24,555
Morgan Stanley	4.431% (3 Mo. LIBOR + 1.63%	)#	1/23/2030	145,000	137,292

132	See Notes to Financial Statements.

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
State Street Corp.	4.164% (SOFR + 1.73%	)#	8/4/2033	$49,000	$45,660
SVB Financial Group	1.80%		2/2/2031	54,000	38,944
Toronto-Dominion Bank (The) (Canada)(a)	4.456%		6/8/2032	66,000	63,191
US Bancorp	4.967% (SOFR + 2.11%	)#	7/22/2033	34,000	32,585
Wells Fargo & Co.	2.393% (SOFR + 2.10%	)#	6/2/2028	95,000	84,076
Wells Fargo & Co.	3.35% (SOFR + 1.50%	)#	3/2/2033	17,000	14,555
Wells Fargo & Co.	4.897% (SOFR + 2.10%	)#	7/25/2033	70,000	67,505
Western Alliance Bancorp	3.00% (3 Mo. Term
	SOFR + 2.25%	)#	6/15/2031	40,000	34,173
Westpac Banking Corp. (Australia)(a)	4.11% (5 Yr. Treasury CMT + 2.00%	)#	7/24/2034	64,000	54,683
Westpac Banking Corp. (Australia)(a)	4.322% (USD ICE 5 Yr. Swap rate + 2.24%	)#	11/23/2031	41,000	37,465
Total					1,522,483

Beverages 1.42%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.	4.70%		2/1/2036	100,000	96,078

Biotechnology 1.59%
Amgen, Inc.	4.05%		8/18/2029	80,000	76,321
Gilead Sciences, Inc.	4.00%		9/1/2036	35,000	31,251
Total					107,572

Chemicals 0.49%
CF Industries, Inc.	5.15%		3/15/2034	35,000	33,445

Commercial Services 1.06%
CoStar Group, Inc.†	2.80%		7/15/2030	35,000	28,812
Global Payments, Inc.	5.30%		8/15/2029	44,000	42,672
Total					71,484

See Notes to Financial Statements.	133

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Computers 0.40%
Dell International LLC/EMC Corp.	8.35%		7/15/2046	$7,000	$8,204
Leidos Holdings, Inc.	5.95%		12/1/2040	20,000	18,593
Total					26,797

Diversified Financial Services 3.71%
Aircastle Ltd.†	2.85%		1/26/2028	34,000	27,714
Ally Financial, Inc.	8.00%		11/1/2031	32,000	34,382
American Express Co.	4.42% (SOFR + 1.76%	)#	8/3/2033	41,000	38,914
American Express Co.	4.989% (SOFR + 2.26%	)#	5/26/2033	25,000	24,134
Aviation Capital Group LLC†	1.95%		1/30/2026	56,000	48,878
Aviation Capital Group LLC†	3.50%		11/1/2027	20,000	17,308
Discover Financial Services	6.70%		11/29/2032	17,000	17,312
Intercontinental Exchange, Inc.	4.35%		6/15/2029	43,000	42,297
Total					250,939

Electric 11.27%
AEP Transmission Co. LLC	4.50%		6/15/2052	25,000	22,391
AES Corp. (The)	2.45%		1/15/2031	20,000	15,909
Ameren Illinois Co.	3.85%		9/1/2032	24,000	22,328
Baltimore Gas & Electric Co.	4.55%		6/1/2052	40,000	36,210
Cleco Power LLC	6.00%		12/1/2040	20,000	19,146
Constellation Energy Generation LLC	6.25%		10/1/2039	14,000	14,623
Consumers Energy Co.	4.20%		9/1/2052	18,000	15,659
DTE Energy Co.	2.95%		3/1/2030	30,000	25,764
Duke Energy Corp.	4.50%		8/15/2032	25,000	23,745
Duquesne Light Holdings, Inc.†	2.775%		1/7/2032	53,000	41,613
FirstEnergy Transmission LLC†	4.55%		4/1/2049	12,000	9,802
Georgia Power Co.	4.75%		9/1/2040	54,000	49,998
IPALCO Enterprises, Inc.	4.25%		5/1/2030	39,000	35,014
Narragansett Electric Co. (The)†	3.395%		4/9/2030	35,000	31,627
NextEra Energy Capital Holdings, Inc.	5.00%		7/15/2032	32,000	32,011
NRG Energy, Inc.†	4.45%		6/15/2029	49,000	45,169
Oglethorpe Power Corp.	5.05%		10/1/2048	19,000	16,593
Oglethorpe Power Corp.	5.95%		11/1/2039	25,000	24,508
Ohio Edison Co.	8.25%		10/15/2038	28,000	33,871
Oncor Electric Delivery Co. LLC†	4.55%		9/15/2032	41,000	40,447
Pacific Gas and Electric Co.	4.55%		7/1/2030	66,000	60,282
Public Service Electric & Gas Co.	4.90%		12/15/2032	12,000	11,992

134	See Notes to Financial Statements.

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Electric (continued)
Puget Energy, Inc.	4.10%	6/15/2030	$60,000	$53,991
Tampa Electric Co.	5.00%	7/15/2052	28,000	26,356
Vistra Operations Co. LLC†	3.55%	7/15/2024	55,000	52,761
Total				761,810

Engineering & Construction 0.67%
Fluor Corp.	4.25%	9/15/2028	50,000	45,587

Gas 3.68%
National Fuel Gas Co.	3.95%	9/15/2027	54,000	49,360
National Fuel Gas Co.	7.395%	3/30/2023	15,000	15,017
NiSource, Inc.	2.95%	9/1/2029	10,000	8,777
NiSource, Inc.	5.95%	6/15/2041	30,000	30,450
ONE Gas, Inc.	4.25%	9/1/2032	24,000	22,983
Piedmont Natural Gas Co., Inc.	2.50%	3/15/2031	85,000	69,758
Southwest Gas Corp.	4.05%	3/15/2032	60,000	52,411
Total				248,756

Health Care-Services 3.39%
Centene Corp.	3.375%	2/15/2030	74,000	63,129
Elevance Health, Inc.	4.10%	5/15/2032	43,000	40,555
Elevance Health, Inc.	4.55%	5/15/2052	10,000	8,917
Elevance Health, Inc.	5.50%	10/15/2032	9,000	9,299
Humana, Inc.	3.70%	3/23/2029	51,000	47,003
Humana, Inc.	5.875%	3/1/2033	29,000	30,213
UnitedHealth Group, Inc.	5.875%	2/15/2053	27,000	29,921
Total				229,037

Home Builders 0.32%
Toll Brothers Finance Corp.	3.80%	11/1/2029	19,000	16,054
Toll Brothers Finance Corp.	4.875%	3/15/2027	6,000	5,627
Total				21,681

Insurance 5.13%
Assurant, Inc.	3.70%	2/22/2030	40,000	34,227
Brown & Brown, Inc.	4.20%	3/17/2032	30,000	26,299
CNO Financial Group, Inc.	5.25%	5/30/2029	35,000	33,413
First American Financial Corp.	2.40%	8/15/2031	39,000	28,937
Intact Financial Corp. (Canada)†(a)	5.459%	9/22/2032	17,000	16,970
New York Life Insurance Co.†	4.45%	5/15/2069	60,000	49,590
Protective Life Corp.	8.45%	10/15/2039	33,000	39,604

See Notes to Financial Statements.	135

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Insurance (continued)
Selective Insurance Group, Inc.	5.375%	3/1/2049	$39,000	$34,114
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044	43,000	40,225
Transatlantic Holdings, Inc.	8.00%	11/30/2039	35,000	43,215
Total				346,594

Internet 1.33%
Amazon.com, Inc.	4.70%	12/1/2032	43,000	43,415
Netflix, Inc.†	5.375%	11/15/2029	47,000	46,201
Total				89,616

Lodging 0.47%
Hyatt Hotels Corp.	1.30%	10/1/2023	33,000	31,881

Machinery-Diversified 1.27%
Flowserve Corp.	2.80%	1/15/2032	55,000	41,211
nVent Finance Sarl (Luxembourg)(a)	4.55%	4/15/2028	48,000	44,441
Total				85,652

Media 2.01%
Charter Communications Operating LLC/Charter Communications Operating Capital	6.484%	10/23/2045	85,000	80,192
Comcast Corp.	5.50%	11/15/2032	13,000	13,638
FactSet Research Systems, Inc.	3.45%	3/1/2032	40,000	33,750
Time Warner Cable LLC	7.30%	7/1/2038	8,000	8,192
Total				135,772

Oil & Gas 5.41%
Antero Resources Corp.†	5.375%	3/1/2030	30,000	28,148
Continental Resources, Inc.†	5.75%	1/15/2031	72,000	67,557
Diamondback Energy, Inc.	3.125%	3/24/2031	40,000	33,699
Eni USA, Inc.	7.30%	11/15/2027	50,000	53,573
EQT Corp.	7.00%	2/1/2030	50,000	52,671
Ovintiv, Inc.	6.625%	8/15/2037	45,000	46,648
Patterson-UTI Energy, Inc.	5.15%	11/15/2029	29,000	25,991
Suncor Energy, Inc. (Canada)(a)	7.875%	6/15/2026	18,000	19,423
Viper Energy Partners LP†	5.375%	11/1/2027	40,000	37,982
Total				365,692

Oil & Gas Services 1.23%
Halliburton Co.	7.45%	9/15/2039	30,000	34,264
NOV, Inc.	3.60%	12/1/2029	55,000	49,113
Total				83,377

136	See Notes to Financial Statements.

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Pharmaceuticals 5.61%
AbbVie, Inc.	3.20%	11/21/2029	$110,000	$100,535
AbbVie, Inc.	4.50%	5/14/2035	13,000	12,327
Bayer Corp.†	6.65%	2/15/2028	63,000	65,006
Becton Dickinson & Co.	4.298%	8/22/2032	27,000	25,735
Cigna Corp.	4.375%	10/15/2028	46,000	44,878
Cigna Corp.	6.125%	11/15/2041	45,000	47,505
CVS Health Corp.	3.25%	8/15/2029	73,000	66,010
CVS Health Corp.	4.78%	3/25/2038	19,000	17,585
Total				379,581

Pipelines 1.52%
Eastern Gas Transmission & Storage, Inc.	3.00%	11/15/2029	30,000	26,220
Eastern Gas Transmission & Storage, Inc.	4.60%	12/15/2044	35,000	29,159
NGPL PipeCo LLC†	4.875%	8/15/2027	50,000	47,635
Total				103,014

REITS 3.73%
American Tower Corp.	3.80%	8/15/2029	50,000	45,793
Crown Castle, Inc.	3.30%	7/1/2030	69,000	60,754
EPR Properties	4.95%	4/15/2028	30,000	26,057
GLP Capital LP/GLP Financing II, Inc.	5.75%	6/1/2028	45,000	43,601
Invitation Homes Operating Partnership LP	2.30%	11/15/2028	12,000	9,934
VICI Properties LP/VICI Note Co., Inc.†	4.625%	6/15/2025	69,000	66,112
Total				252,251

Retail 1.37%
Lowe’s Cos., Inc.	5.00%	4/15/2033	55,000	54,764
McDonald’s Corp.	4.60%	9/9/2032	38,000	37,818
Total				92,582

Semiconductors 2.38%
Advanced Micro Devices, Inc.	3.924%	6/1/2032	18,000	17,010
Advanced Micro Devices, Inc.	4.393%	6/1/2052	11,000	9,788
Broadcom, Inc.†	4.15%	4/15/2032	100,000	88,261
Qorvo, Inc.	4.375%	10/15/2029	52,000	46,215
Total				161,274

Software 3.34%
Fidelity National Information Services, Inc.	5.10%	7/15/2032	27,000	26,426
Oracle Corp.	5.375%	7/15/2040	68,000	62,900

See Notes to Financial Statements.	137

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Software (continued)
Oracle Corp.	6.125%		7/8/2039	$45,000	$44,999
ServiceNow, Inc.	1.40%		9/1/2030	60,000	46,790
Workday, Inc.	3.80%		4/1/2032	50,000	44,721
Total					225,836

Telecommunications 2.52%
Sprint Capital Corp.	6.875%		11/15/2028	25,000	26,523
T-Mobile USA, Inc.	3.875%		4/15/2030	85,000	78,149
Verizon Communications, Inc.	2.10%		3/22/2028	6,000	5,254
Verizon Communications, Inc.	2.355%		3/15/2032	75,000	60,267
Total					170,193

Transportation 0.35%
FedEx Corp.	4.25%		5/15/2030	25,000	23,508
Total Corporate Bonds (cost $6,975,342)					6,188,852

FLOATING RATE LOANS(b) 1.48%

Chemicals 0.11%
Nutrition & Biosciences, Inc. 3 Year Delayed Draw Term Loan	5.758% (3 Mo. LIBOR + 1.25%	)#	1/17/2023	7,472	7,463

Oil & Gas 1.37%
Southwestern Energy Company 2021 Term Loan	6.203% (3 Mo. SOFR + 2.50%	)#	6/22/2027	93,242	92,310
Total Floating Rate Loans (cost $101,102)					99,773

MUNICIPAL BONDS 0.71%

Government
State of Illinois (cost $52,549)	5.10%		6/1/2033	50,000	48,253

U.S. TREASURY OBLIGATIONS 4.24%
U.S. Treasury Bond	2.00%		11/15/2041	19,000	13,848
U.S. Treasury Bond	3.00%		8/15/2052	24,000	20,557
U.S. Treasury Inflation Indexed Bond(c)	0.125%		2/15/2052	37,315	25,887
U.S. Treasury Note	4.125%		11/15/2032	218,000	226,550
Total U.S. Treasury Obligations (cost $290,278)					286,842
Total Investments in Securities 97.97% (cost $7,419,271)					6,623,720
Other Assets and Liabilities – Net(d) 2.03%					137,278
Net Assets 100.00%					$6,760,998

138	See Notes to Financial Statements.

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2022

CMT	Constant Maturity Rate.
ICE	Intercontinental Exchange.
LIBOR	London Interbank Offered Rate.
REITS	Real Estate Investment Trusts.
SOFR	Secured Overnight Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2022, the total value of Rule 144A securities was $1,114,690, which represents 16.49% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2022.
(a)	Foreign security traded in U.S. dollars.
(b)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2022.
(c)	Treasury Inflation Protected Security. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.
(d)	Other Assets and Liabilities - Net include net unrealized appreciation/depreciation on futures contracts and swaps as follows:

Centrally Cleared Credit Default Swaps on Indexes - Sell Protection at November 30, 2022(1):

Referenced Indexes	Central Clearing Party	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Value	Unrealized Appreciation(3)
Markit CDX.NA.IG.39(4)(5)	Goldman Sachs	1.00%	12/20/2027	$140,000	$1,193	$1,526	$333

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments paid (received) are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $333. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Credit Default Swaps on Indexes, which is comprised of a basket of investment grade securities.

Futures Contracts at November 30, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2023	6	Long	$1,228,585	$1,232,156	$3,571
U.S. Ultra Treasury Bond	March 2023	5	Long	678,607	681,406	2,799
Total Unrealized Appreciation on Futures Contracts						$6,370

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 10-Year Ultra Treasury Bond	March 2023	8	Short	$(952,618)	$(957,250)	$(4,632)
U.S. 5-Year Treasury Note	March 2023	1	Short	(108,165)	(108,570)	(405)
U.S. Treasury Notes	March 2023	9	Short	(1,015,943)	(1,021,500)	(5,557)
Total Unrealized Depreciation on Futures Contracts						$(10,594)

See Notes to Financial Statements.	139

Schedule of Investments (concluded)

CORPORATE BOND FUND November 30, 2022

The following is a summary of the inputs used as of November 30, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type	Level 1	Level 2	Level 3	Total
Long-Term Investments
Corporate Bonds	$–	$6,188,852	$–	$6,188,852
Floating Rate Loans	–	99,773	–	99,773
Municipal Bonds	–	48,253	–	48,253
U.S. Treasury Obligations	–	286,842	–	286,842
Total	$–	$6,623,720	$–	$6,623,720

Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$1,526	$–	$1,526
Liabilities	–	–	–	–
Futures Contracts
Assets	6,370	–	–	6,370
Liabilities	(10,594)	–	–	(10,594)
Total	$(4,224)	$1,526	$–	$(2,698)

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

140	See Notes to Financial Statements.

Schedule of Investments

FLOATING RATE FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 92.15%

ASSET-BACKED SECURITIES 0.55%

Other
Carlyle US CLO Ltd. 2019-3A CR†	7.443% (3 Mo. LIBOR + 3.20%	)#	10/20/2032	$3,750,000	$3,525,916
KKR CLO Ltd. 38A D†	7.514% (3 Mo. Term SOFR + 3.65%	)#	4/15/2033	9,000,000	8,194,697
Newark BSL CLO 1 Ltd. 2016-1A A1R†	5.458% (3 Mo. LIBOR + 1.10%	)#	12/21/2029	4,808,133	4,754,047
Palmer Square Loan Funding Ltd. 2021-1A A1†	5.143% (3 Mo. LIBOR + .90%	)#	4/20/2029	5,684,340	5,613,286
Regatta XI Funding Ltd. 2018-1A A†	5.149% (3 Mo. LIBOR + 1.07%	)#	7/17/2031	10,000,000	9,832,550
TICP CLO IX Ltd. 2017-9A D†	7.143% (3 Mo. LIBOR + 2.90%	)#	1/20/2031	4,000,000	3,810,193
Total Asset-Backed Securities (cost $36,576,161)					35,730,689

				Shares

COMMON STOCKS 0.55%

Electric-Generation 0.00%
Frontera Generation Holdings LLC				209,679	3,145	(a)

Machinery 0.07%
TNT Crane & Rigging, Inc.				528,781	4,296,346

Miscellaneous Financials 0.31%
UTEX Industries, Inc.				297,535	20,232,380

Specialty Retail 0.11%
Chinos Intermediate Holdings A, Inc.				707,835	7,149,133

Transportation Infrastructure 0.06%
ACBL Holdings Corp.				95,210	3,713,190
Total Common Stocks (cost $32,122,752)					35,394,194

	Interest		Maturity	Principal
	Rate		Date	Amount

CONVERTIBLE BONDS 0.12%

Commercial Services
Chegg, Inc. (cost $7,955,741)	Zero Coupon		9/1/2026	$9,487,000	7,559,819

See Notes to Financial Statements.	141

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
CORPORATE BONDS 9.46%

Advertising 0.07%
Outfront Media Capital LLC/Outfront Media Capital Corp.†	6.25%	6/15/2025	$4,400,000	$4,383,830

Airlines 0.13%
Allegiant Travel Co.†	7.25%	8/15/2027	8,911,000	8,691,210

Chemicals 0.59%
CVR Partners LP/CVR Nitrogen Finance Corp.†	6.125%	6/15/2028	12,745,000	11,521,034
LSF11 A5 HoldCo LLC†	6.625%	10/15/2029	10,297,000	8,494,613
NOVA Chemicals Corp. (Canada)†(b)	4.875%	6/1/2024	10,000,000	9,743,650
Rain CII Carbon LLC/CII Carbon Corp.†	7.25%	4/1/2025	9,212,000	8,396,876
Total				38,156,173

Coal 0.14%
Warrior Met Coal, Inc.†	7.875%	12/1/2028	9,176,000	9,124,588

Computers 0.12%
Ahead DB Holdings LLC†	6.625%	5/1/2028	9,064,000	7,420,742

Diversified Financial Services 1.00%
Global Aircraft Leasing Co. Ltd. (Cayman Islands)†(b)	6.50%	9/15/2024	16,283,852	13,397,578
Jefferson Capital Holdings LLC†	6.00%	8/15/2026	9,237,000	7,693,728
Midcap Financial Issuer Trust†	6.50%	5/1/2028	7,347,000	6,419,331
Navient Corp.	6.125%	3/25/2024	5,000,000	4,987,975
Navient Corp.	6.75%	6/25/2025	12,158,000	11,857,090
PRA Group, Inc.†	5.00%	10/1/2029	13,498,000	11,239,920
VistaJet Malta Finance plc/XO Management Holding, Inc. (Malta)†(b)	6.375%	2/1/2030	11,052,000	9,076,455
Total				64,672,077

Electric 0.10%
Pike Corp.†	5.50%	9/1/2028	7,415,000	6,636,054

Energy-Alternate Sources 0.23%
Sunnova Energy Corp.†	5.875%	9/1/2026	9,064,000	8,124,970
TerraForm Power Operating LLC†	4.75%	1/15/2030	7,583,000	6,838,463
Total				14,963,433

Entertainment 0.70%
Caesars Entertainment, Inc.†	6.25%	7/1/2025	20,842,000	20,626,754
Live Nation Entertainment, Inc.†	4.75%	10/15/2027	10,370,000	9,374,739

142	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Entertainment (continued)
Live Nation Entertainment, Inc.†	4.875%	11/1/2024	$15,229,000	$15,009,626
Total				45,011,119

Environmental Control 0.34%
GFL Environmental, Inc. (Canada)†(b)	3.75%	8/1/2025	16,150,000	15,140,140
Madison IAQ LLC†	5.875%	6/30/2029	9,216,000	6,828,964
Total				21,969,104

Food 0.19%
US Foods, Inc.†	6.25%	4/15/2025	12,298,000	12,427,929

Food Service 0.35%
Aramark Services, Inc.†	6.375%	5/1/2025	22,340,000	22,327,601

Health Care-Services 0.34%
Tenet Healthcare Corp.†	4.625%	9/1/2024	22,595,000	22,150,105

Insurance 0.01%
Ardonagh Midco 2 plc PIK 12.75% (United Kingdom)†(b)	11.50%	1/15/2027	620,942	463,006

Internet 0.31%
Gen Digital, Inc.†	5.00%	4/15/2025	10,762,000	10,452,324
Millennium Escrow Corp.†	6.625%	8/1/2026	13,546,000	9,779,873
Total				20,232,197

Iron-Steel 0.03%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP (Canada)†(b)	8.75%	7/15/2026	2,117,000	1,976,015

Lodging 0.15%
MGM Resorts International	5.75%	6/15/2025	10,000,000	9,778,299

Machinery-Diversified 0.11%
SPX FLOW, Inc.†	8.75%	4/1/2030	8,462,000	7,098,476

Media 0.81%
AMC Networks, Inc.	5.00%	4/1/2024	18,894,000	18,061,718
CSC Holdings LLC	5.25%	6/1/2024	19,578,000	18,889,050
Univision Communications, Inc.†	5.125%	2/15/2025	16,376,000	15,824,702
Total				52,775,470

Mining 0.00%
Mirabela Nickel Ltd.	1.00%	9/10/2044	51,005	5	(c)

See Notes to Financial Statements.	143

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Miscellaneous Manufacturing 0.18%
LSB Industries, Inc.†	6.25%	10/15/2028	$12,373,000	$11,568,631

Office/Business Equipment 0.10%
CDW LLC/CDW Finance Corp.	5.50%	12/1/2024	6,600,000	6,598,977

Oil & Gas 2.21%
Aethon United BR LP/Aethon United Finance Corp.†	8.25%	2/15/2026	12,063,000	12,018,317
Berry Petroleum Co. LLC†	7.00%	2/15/2026	9,282,000	8,801,981
Callon Petroleum Co.†	8.00%	8/1/2028	9,920,000	9,812,219
CITGO Petroleum Corp.†	7.00%	6/15/2025	10,200,000	10,064,238
Civitas Resources, Inc.†	5.00%	10/15/2026	9,243,000	8,528,054
Colgate Energy Partners III LLC†	7.75%	2/15/2026	7,268,000	7,213,614
Comstock Resources, Inc.†	5.875%	1/15/2030	1,916,000	1,767,893
Comstock Resources, Inc.†	6.75%	3/1/2029	6,350,000	6,209,125
Crescent Energy Finance LLC†	7.25%	5/1/2026	13,006,000	12,571,209
CrownRock LP/CrownRock Finance, Inc.†	5.625%	10/15/2025	12,696,000	12,411,991
Laredo Petroleum, Inc.	9.50%	1/15/2025	12,013,000	12,030,599
Nabors Industries, Inc.	5.75%	2/1/2025	12,264,000	11,788,831
PBF Holding Co. LLC/PBF Finance Corp.	7.25%	6/15/2025	10,000,000	9,954,800
Permian Resources Operating LLC†	6.875%	4/1/2027	5,947,000	5,764,219
Range Resources Corp.	4.875%	5/15/2025	10,000,000	9,703,000
SM Energy Co.	6.50%	7/15/2028	4,603,000	4,506,130
Total				143,146,220

Oil & Gas Services 0.10%
Welltec International ApS (Denmark)†(b)	8.25%	10/15/2026	5,296,000	5,301,561
Welltec International ApS (Denmark)(b)	8.25%	10/15/2026	1,243,000	1,244,305
Total				6,545,866

Pipelines 0.15%
New Fortress Energy, Inc.†	6.75%	9/15/2025	10,000,000	9,783,300

REITS 0.36%
SBA Communications Corp.	3.875%	2/15/2027	10,000,000	9,244,924
VICI Properties LP	4.375%	5/15/2025	10,000,000	9,635,739
VICI Properties LP/VICI Note Co., Inc.†	3.50%	2/15/2025	4,723,000	4,451,579
Total				23,332,242

Retail 0.18%
1011778 BC ULC/New Red Finance, Inc. (Canada)†(b)	5.75%	4/15/2025	3,432,000	3,444,596
GPS Hospitality Holding Co. LLC/GPS Finco, Inc.†	7.00%	8/15/2028	11,756,000	8,066,203
Total				11,510,799

144	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Software 0.10%
AthenaHealth Group, Inc.†	6.50%		2/15/2030	$8,576,000	$6,432,918

Transportation 0.24%
Carriage Purchaser, Inc.†	7.875%		10/15/2029	11,612,000	8,398,030
Seaspan Corp. (Hong Kong)†(b)	5.50%		8/1/2029	9,592,000	7,401,763
Total					15,799,793

Trucking & Leasing 0.12%
Fortress Transportation and Infrastructure Investors LLC†	5.50%		5/1/2028	9,230,000	8,041,776
Total Corporate Bonds (cost $653,993,124)					613,017,955

				Shares

EXCHANGE-TRADED FUNDS 1.43%

Exchange- Traded Funds 0.54%
Invesco Senior Loan ETF(d)				1,688,223	35,148,803

Miscellaneous Financials 0.89%
SPDR Blackstone Senior Loan ETF(d)				1,385,094	57,453,699
Total Exchange-Traded Funds (cost $93,012,516)					92,602,502

	Interest		Maturity	Principal
	Rate		Date	Amount

FLOATING RATE LOANS(e) 79.55%

Aerospace 4.42%
AI Convoy (Luxembourg) S.A.R.L USD Term Loan B (Luxembourg)(b)	5.052% - 7.25% (1 Mo. LIBOR + 3.5%	)	1/18/2027	$9,475,314	9,347,019
Air Canada 2021 Term Loan B (Canada)(b)	8.13% (3 Mo. LIBOR + 3.50%	)	8/11/2028	12,629,238	12,506,103
Alloy Finco Limited 2020 USD Term Loan B2 (Jersey)(b)	10.915% (3 Mo. LIBOR + 6.50%	)	3/6/2024	4,510,195	4,166,292
Arcline FM Holdings, LLC 2021 1st Lien Term Loan	7.00% (6 Mo. LIBOR + 4.75%	)	6/23/2028	27,017,786	26,139,708
Atlas CC Acquisition Corp Term Loan B	8.985% (3 Mo. LIBOR + 4.25%	)	5/25/2028	14,416,643	12,548,535
Atlas CC Acquisition Corp Term Loan C	8.985% (3 Mo. LIBOR + 4.25%	)	5/25/2028	2,932,197	2,552,243

See Notes to Financial Statements.	145

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Aerospace (continued)
Bleriot US Bidco, Inc. 2021 Term Loan B	7.674% (3 Mo. LIBOR + 4.00%	)	10/31/2026	$11,271,224	$11,144,422
Cobham Ultra SeniorCo S.a.r.l USD Term Loan B	7.063% (6 Mo. LIBOR + 3.75%	)	8/3/2029	25,187,162	24,510,257
Dynasty Acquisition Co., Inc. 2020 CAD Term Loan B2	7.571% (1 Mo. LIBOR + 3.50%	)	4/6/2026	3,661,139	3,530,143
Dynasty Acquisition Co., Inc. 2020 Term Loan B1	7.571% (1 Mo. LIBOR + 3.50%	)	4/6/2026	6,809,718	6,566,066
Jazz Acquisition, Inc. 2019 1st Lien Term Loan	8.187% (1 Mo. Term SOFR + 4.00%	)	6/19/2026	10,675,247	10,359,740
Jazz Acquisition, Inc. 2019 2nd Lien Term Loan	12.07% (1 Mo. LIBOR + 8.00%	)	6/18/2027	5,291,378	4,841,611
KKR Apple Bidco, LLC 2021 Term Loan	6.821% (1 Mo. LIBOR + 2.75%	)	9/23/2028	10,626,429	10,447,905
MHI Holdings,LLC Term Loan B	9.071% (1 Mo. LIBOR + 5.00%	)	9/21/2026	21,497,969	21,323,298
Mileage Plus Holdings LLC 2020 Term Loan B	8.777% (3 Mo. LIBOR + 5.25%	)	6/21/2027	24,014,179	24,734,604
Peraton Corp. 2nd Lien Term Loan B1	11.654% (1 Mo. LIBOR + 7.75%	)	2/1/2029	9,071,727	8,677,107
Peraton Corp. Term Loan B	7.821% (1 Mo. LIBOR + 3.75%	)	2/1/2028	41,355,049	40,482,664
TransDigm, Inc. 2020 Term Loan E	5.924% (3 Mo. LIBOR + 2.25%	)	5/30/2025	2,831,332	2,798,021
TransDigm, Inc. 2020 Term Loan G	5.924% (3 Mo. LIBOR + 2.25%	)	8/22/2024	28,125,946	28,075,741
United Airlines, Inc. 2021 Term Loan B	8.108% (3 Mo. LIBOR + 3.75%	)	4/21/2028	18,895,299	18,713,054
Vertex Aerospace Services Corp. 2022 Incremental Term Loan	8.187% (1 Mo. Term SOFR + 4.00%	)	12/6/2028	3,257,981	3,227,437
Total					286,691,970

Aerospace/Defense 0.53%
Alloy Finco Limited USD Holdco Term Loan PIK 13.50% (Jersey)(b)	0.50%		3/6/2025	18,349,207	15,826,191
Vertex Aerospace Services Corp. 2021 First Lien Term Loan	7.571% (1 Mo. LIBOR + 3.50%	)	12/6/2028	18,650,397	18,356,654
Total					34,182,845

146	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Airlines 0.87%
American Airlines, Inc. 2021 Term Loan	8.993% (3 Mo. LIBOR + 4.75%	)	4/20/2028	$56,771,003	$56,522,630

Automotive 0.56%
Autokiniton US Holdings, Inc. 2021 Term Loan B	8.379% (1 Mo. LIBOR + 4.50%	)	4/6/2028	9,558,338	9,202,912
Clarios Global LP 2021 USD Term Loan B (Canada)(b)	7.321% (1 Mo. LIBOR + 3.25%	)	4/30/2026	10,000,000	9,867,700
DexKo Global Inc. 2021 USD Term Loan B	7.821% - 8.165% (1 Mo. LIBOR + 3.75% (3 Mo. LIBOR + 3.75%	) )	10/4/2028	18,940,014	17,206,434
Total					36,277,046

Building & Construction 0.27%
Refficiency Holdings LLC 2021 Delayed Draw Term Loan(f)	3.75% - 7.82% (1 Mo. LIBOR + 3.75%	)
	(3 Mo. LIBOR + 3.75%	)	12/16/2027	2,058,206	1,989,770
Refficiency Holdings LLC 2021 Term Loan	7.821% (1 Mo. LIBOR + 3.75%	)	12/16/2027	10,520,488	10,170,682
USIC Holdings, Inc. 2021 2nd Lien Term Loan	10.571% (1 Mo. LIBOR + 6.50%	)	5/14/2029	5,323,813	5,057,622
Total					17,218,074

Building Materials 0.24%
ACProducts, Inc. 2021 Term Loan B	7.127% - 7.92% (3 Mo. LIBOR + 4.25 (6 Mo. LIBOR + 4.25	) )(g)	5/17/2028	21,654,915	15,858,328

Chemicals 1.02%
Aruba Investments, Inc. 2020 2nd Lien Term Loan	11.794% (1 Mo. LIBOR + 7.75%	)	11/24/2028	4,501,900	4,111,721
Aruba Investments, Inc. 2020 USD Term Loan	8.044% (1 Mo. LIBOR + 4.00%	)	11/24/2027	9,624,318	9,343,576
Hexion Holdings Corporation 2022 USD Term Loan	–	(g)	3/15/2029	9,377,384	8,073,927
INEOS Styrolution US Holding LLC 2021 USD Term Loan B	6.821% (1 Mo. LIBOR + 2.75%	)	1/29/2026	12,447,092	12,275,944
LSF11 A5 Holdco LLC Term Loan	–	(g)	10/15/2028	12,399,486	12,032,648
PMHC II, Inc. 2022 Term Loan B	8.494% (3 Mo. Term SOFR + 4.25%	)	4/23/2029	12,459,203	10,516,003
Sparta U.S. HoldCo LLC 2021 Term Loan	7.055% (1 Mo. LIBOR + 3.25%	)	8/2/2028	9,971,234	9,711,982
Total					66,065,801

See Notes to Financial Statements.	147

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Commercial Services 0.54%
Amentum Government Services Holdings LLC Term Loan B	7.674% - 8.17%		1/29/2027	$13,868,329	$13,706,555
R1 RCM, Inc. 2022 Term Loan B	7.087% (1 Mo. Term SOFR + 3.00%	)	6/21/2029	17,744,002	17,500,022
Trans Union, LLC 2019 Term Loan B5	5.821% (1 Mo. LIBOR + 1.75%	)#	11/16/2026	3,771,641	3,675,993
Total					34,882,570

Consumer Durables 0.33%
19th Holdings Golf, LLC 2022 Term Loan B	–	(g)	2/7/2029	9,891,206	9,075,181
Griffon Corporation Term Loan B	7.009% (3 Mo. Term SOFR + 2.50%	)	1/24/2029	12,602,038	12,409,101
Total					21,484,282

Consumer Non-Durables 0.94%
AI Aqua Merger Sub, Inc. 2022 Delayed Draw Term loan(f)	–	(g)	7/31/2028	2,540,124	2,417,348
AI Aqua Merger Sub, Inc. 2022 Term Loan B	–	(g)	7/31/2028	14,605,716	13,899,748
Anastasia Parent, LLC 2018 Term Loan B	7.424% (3 Mo. LIBOR + 3.75%	)	8/11/2025	21,909,951	16,386,343
Coty Inc. 2018 USD Term Loan B	6.108% (1 Mo. LIBOR + 2.25%	)	4/7/2025	17,937,695	17,737,510
Pretium PKG Holdings, Inc. 2021 2nd Lien Term Loan	9.918% - 10.49% (3 Mo. LIBOR + 6.75%	)	10/1/2029	13,079,643	10,463,714
Total					60,904,663

Distribution/Wholesale 0.19%
Owens & Minor, Inc. 2022 Term Loan B	7.831% - 7.94% (1 Mo. Term SOFR + 3.75% (6 Mo. Term SOFR + 3.75%	) )	3/29/2029	12,034,736	12,019,693

Diversified Capital Goods 0.18%
Grinding Media Inc. 2021 Term Loan B	7.702% - 7.14% (3 Mo. LIBOR + 4.00%	)	10/12/2028	12,468,358	11,533,231

Diversified Financial Services 0.81%
Jane Street Group, LLC 2021 Term Loan	6.821% (1 Mo. LIBOR + 2.75%	)	1/26/2028	32,760,383	31,910,743
Minotaur Acquisition, Inc. Term Loan B	8.937% (1 Mo. Term SOFR + 4.75%	)	3/27/2026	21,642,006	20,781,736
Total					52,692,479

148	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Electric 0.44%
Calpine Corporation 2020 Term Loan B5	6.58% (1 Mo. LIBOR + 2.50%	)	12/16/2027	$19,613,797	$19,461,791
Vistra Operations Company LLC 1st Lien Term Loan B3	5.654% - 5.82% (1 Mo. LIBOR + 1.75%	)	12/31/2025	9,440,000	9,377,271
Total					28,839,062

Electric: Generation 0.66%
EFS Cogen Holdings I LLC 2020 Term Loan B	7.18% - 8.24% (3 Mo. LIBOR + 3.50%	)	10/1/2027	18,390,902	17,750,071
ExGen Renewables IV, LLC 2020 Term Loan	7.24% (3 Mo. LIBOR + 2.50%	)	12/15/2027	14,483,252	14,371,586
Frontera Generation Holdings LLC 2021 2nd Lien Term Loan	5.174% (3 Mo. LIBOR + 1.50%	)	7/28/2028	2,856,557	714,139	(h)
Frontera Generation Holdings LLC 2021 Term Loan	16.674% (3 Mo. LIBOR + 13.00%	)	7/28/2026	2,950,702	2,965,456	(h)
TerraForm Power Operating, LLC 2022 Term Loan B	6.403% (3 Mo. Term SOFR + 2.75%	)	5/21/2029	7,218,484	7,188,382
Total					42,989,634

Electric: Integrated 0.21%
Compass Power Generation LLC 2022 Term Loan B2	8.451% (1 Mo. Term SOFR + 4.25%	)	4/14/2029	13,773,248	13,566,650

Energy 2.37%
AL GCX Holdings, LLC Term Loan B	7.566% (3 Mo. Term SOFR + 3.75%	)	5/17/2029	10,790,477	10,717,642
BCP Renaissance Parent LLC 2022 Term Loan B3	7.053% (3 Mo. Term SOFR + 3.50%	)	10/31/2026	10,538,549	10,416,249
Brazos Delaware II, LLC Term Loan B	7.939% (1 Mo. LIBOR + 4.00%	)	5/21/2025	11,926,117	11,886,344
Citgo Petroleum Corporation 2019 Term Loan B	10.321% (1 Mo. LIBOR + 6.25%	)	3/28/2024	942,952	945,663
CQP Holdco LP 2021 Term Loan B	7.424% (3 Mo. LIBOR + 3.75%	)	6/5/2028	31,525,285	31,162,744
Freeport LNG Investments, LLLP Term Loan B	7.743% (3 Mo. LIBOR + 3.50%	)	12/21/2028	19,420,041	18,478,654
M6 ETX Holdings II Midco LLC Term Loan B	8.511%		9/19/2029	16,258,887	16,279,292

See Notes to Financial Statements.	149

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Energy (continued)
Medallion Midland Acquisition, LLC 2021 Term Loan	7.424% (1 Mo. LIBOR + 3.75%	)	10/18/2028	$15,155,289	$15,025,105
NorthRiver Midstream Finance LP 2018 Term Loan B (Canada)(b)	6.924% (3 Mo. LIBOR + 3.25%	)	10/1/2025	12,304,738	12,198,302
Oryx Midstream Services Permian Basin LLC Term Loan B	7.924% (3 Mo. LIBOR + 3.25%	)	10/5/2028	25,931,333	25,643,106
Traverse Midstream Partners LLC 2017 Term Loan	–	(g)	9/27/2024	1,098,676	1,093,639
Total					153,846,740

Environmental 0.20%
Bingo Industries Ltd Term Loan (Australia)(b)	7.174% (3 Mo. LIBOR + 3.50%	)	7/14/2028	14,188,252	13,005,945

Financial 5.14%
Acrisure, LLC 2021 First Lien Term Loan B	8.321% (1 Mo. LIBOR + 4.25%	)	2/15/2027	36,717,154	35,386,158
Advisor Group, Inc. 2021 Term Loan	8.571% (1 Mo. LIBOR + 4.50%	)	7/31/2026	18,117,667	17,658,565
Alliant Holdings Intermediate, LLC 2018 Term Loan B	7.321% (1 Mo. LIBOR + 3.25%	)	5/9/2025	16,457,031	16,167,717
AllSpring Buyer LLC Term Loan B	6.688% (3 Mo. LIBOR + 3.00%	)	11/1/2028	6,240,876	6,171,977
AqGen Island Holdings, Inc. Term Loan	7.188% (3 Mo. LIBOR + 3.50%	)	8/2/2028	21,436,381	20,632,516
Armor Holding II LLC 2021 Term Loan B	8.174% (3 Mo. LIBOR + 4.50%	)	12/11/2028	7,151,992	7,067,062
AssuredPartners, Inc. 2020 Term Loan B	7.571% (1 Mo. LIBOR + 3.50%	)	2/12/2027	12,247,163	11,803,204
AssuredPartners, Inc. 2022 Incremental Term Loan B	–	(g)	2/13/2027	6,586,027	6,483,153	(h)
Asurion LLC 2018 Term Loan B7	7.071% (1 Mo. LIBOR + 3.00%	)	11/3/2024	27,919,614	26,820,279
Asurion LLC 2021 Second Lien Term Loan B4	9.321% (1 Mo. LIBOR + 5.25%	)	1/20/2029	20,203,469	15,682,943
Asurion LLC 2022 Term Loan B10	7.653% (3 Mo. Term SOFR + 4.00%	)	8/19/2028	15,020,000	13,206,635
CoreLogic, Inc. Term Loan	7.625% (1 Mo. LIBOR + 3.50%	)	6/2/2028	10,649,226	8,825,546
Cushman & Wakefield U.S. Borrower, LLC 2020 Term Loan B	6.821% (1 Mo. LIBOR + 2.75%	)	8/21/2025	14,737,638	14,400,809

150	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Financial (continued)
Hub International Limited 2021 Term Loan B	7.232% - 7.53% (3 Mo. LIBOR + 3.25%	)	4/25/2025	$20,757,066	$20,449,757
Hub International Limited 2022 Term Loan B	8.22% (3 Mo. Term SOFR + 4.00%	)	11/10/2029	9,407,365	9,278,625
Hudson River Trading LLC 2021 Term Loan	–	(g)	3/20/2028	27,091,580	25,313,695
NEXUS Buyer LLC 2021 Second Lien Term Loan	10.321% (1 Mo. LIBOR + 6.25%	)	10/29/2029	18,305,361	17,085,034
NEXUS Buyer LLC Term Loan B	7.821% (1 Mo. LIBOR + 3.75%	)	11/9/2026	5,000,000	4,801,875
OneDigital Borrower LLC 2021 Term Loan	–	(g)	11/16/2027	21,027,689	20,028,874
Sedgwick Claims Management Services, Inc. 2018 Term Loan B	7.321% (1 Mo. LIBOR + 3.25%	)	12/31/2025	15,761,008	15,358,236
Sedgwick Claims Management Services, Inc. 2019 Term Loan B	7.821% (1 Mo. LIBOR + 3.75%	)	9/3/2026	2,479,388	2,426,925
VFH Parent LLC 2022 Term Loan B	–	(g)	1/13/2029	18,775,610	18,306,220
Total					333,355,805

Food/Tobacco 1.29%
1011778 B.C. Unlimited Liability Company Term Loan B4 (Canada)(b)	5.805% - 6.16% (1 Mo. LIBOR + 1.75% (3 Mo. LIBOR +1.75	) )	11/19/2026	20,826,272	20,482,222
Aramark Services, Inc. 2018 Term Loan B3	5.821% (1 Mo. LIBOR + 1.75%	)	3/11/2025	7,698,543	7,611,126
IRB Holding Corp 2020 Term Loan B	6.821% (1 Mo. LIBOR + 2.75%	)	2/5/2025	11,617,617	11,430,922
IRB Holding Corp 2022 Term Loan B	–	(g)	12/15/2027	7,569,802	7,298,236
Miller’s Ale House, Inc. 2018 Term Loan	8.303% - 10.00% (Prime Rate + 3.75% (3 Mo. LIBOR + 4.75	) )	5/30/2025	12,498,332	12,126,507
NPC International, Inc. 2nd Lien Term Loan	1.00%		4/18/2025	9,531,000	–	(c)(i)(j)
Pretium PKG Holdings, Inc. 2021 1st Lien Term Loan	7.168% - 7.74% (3 Mo. LIBOR + 4.00%	)	10/2/2028	9,649,074	8,171,560
Reynolds Group Holdings Inc. 2021 Term Loan B	–	(g)	9/24/2028	1,880,846	1,858,661
Sunshine Investments B.V. 2022 USD Term Loan (Netherlands)(b)	8.515%		7/12/2029	14,785,317	14,526,574
Total					83,505,808

See Notes to Financial Statements.	151

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Gaming/Leisure 4.93%
888 Acquisitions Limited USD Term Loan B (United Kingdom)(b)	8.282% (3 Mo. Term SOFR + 5.25%	)	7/8/2028	$14,160,697	$12,319,883
AVSC Holding Corp. 2018 2nd Lien Term Loan	11.086% (1 Mo. LIBOR + 7.25%	)	9/1/2025	3,538,783	2,838,599
AVSC Holding Corp. 2020 Term Loan B1 PIK 0.25%	0.25% - 6.39% (3 Mo. LIBOR + 3.25%	)	3/3/2025	11,613,325	10,491,943
Caesars Resort Collection, LLC 2020 Term Loan B1	7.571% (1 Mo. LIBOR + 3.50%	)	7/21/2025	9,406,791	9,359,757
City Football Group Limited Term Loan (United Kingdom)(b)	7.457% (1 Mo. LIBOR + 3.50%	)	7/21/2028	13,562,298	12,833,325
Equinox Holdings, Inc. 2017 2nd Lien Term Loan	10.674% (3 Mo. LIBOR + 7.00%	)	9/6/2024	7,044,482	4,607,338
Fertitta Entertainment, LLC 2022 Term Loan B	–	(g)	1/27/2029	26,567,738	25,405,399
Formula One Holdings Limited. Term Loan B (United Kingdom)(b)	–	(g)	1/15/2030	18,540,000	18,485,029	(h)
Four Seasons Hotels Limited 2022 Term Loan B (Canada)(b)	–	(g)	11/16/2029	18,540,000	18,537,126	(h)
Hilton Grand Vacations Borrower LLC 2021 Term Loan B	7.071% (1 Mo. LIBOR + 3.00%	)	8/2/2028	12,871,245	12,766,731
Kingpin Intermediate Holdings LLC 2018 Term Loan B	7.58% (1 Mo. LIBOR + 3.50%	)	7/3/2024	15,880,321	15,618,295
Motion Finco Sarl Delayed Draw Term Loan B2 (Luxembourg)(b)	6.924% (3 Mo. LIBOR + 3.25%	)	11/12/2026	1,409,326	1,360,253
Motion Finco Sarl USD Term Loan B1 (Luxembourg)(b)	6.924% (3 Mo. LIBOR + 3.25%	)	11/12/2026	9,882,174	9,538,076
NASCAR Holdings, Inc Term Loan B	6.571% (1 Mo. LIBOR + 2.50%	)	10/19/2026	11,281,090	11,238,786
PCI Gaming Authority Term Loan	6.571% (1 Mo. LIBOR + 2.50%	)	5/29/2026	16,341,733	16,165,814
Penn National Gaming, Inc. 2022 Term Loan B	6.937% (1 Mo. Term SOFR + 2.75%	)	5/3/2029	16,522,681	16,328,539
Playa Resorts Holding B.V. 2017 Term Loan B (Netherlands)(b)	6.82% (1 Mo. LIBOR + 2.75%	)	4/29/2024	12,811,825	12,806,508

152	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Gaming/Leisure (continued)
PUG LLC USD Term Loan	7.571% (1 Mo. LIBOR + 3.50%	)	2/12/2027		$28,774,179	$24,841,756
Sabre GLBL Inc. 2021 Term Loan B1	7.571% (1 Mo. LIBOR + 3.50%	)	12/17/2027		864,609	801,657
Sabre GLBL Inc. 2021 Term Loan B2	7.571% (1 Mo. LIBOR + 3.50%	)	12/17/2027		1,270,362	1,177,867
Sabre GLBL Inc. 2022 Term Loan B	8.437% (1 Mo. Term SOFR + 4.25%	)	6/30/2028		8,680,661	8,140,854
Scientific Games Holdings LP 2022 USD Term Loan B	7.097% (3 Mo. Term SOFR + 3.50%	)	4/4/2029		13,760,561	13,177,664
Scientific Games International, Inc. 2022 USD Term Loan	6.896% (1 Mo. Term SOFR + 3.00%	)	4/14/2029		11,695,055	11,493,315
SeaWorld Parks & Entertainment, Inc. 2021 Term Loan B	7.125% (1 Mo. LIBOR + 3.00%	)	8/25/2028		12,972,446	12,749,515
Silk Bidco AS EUR Term Loan B(k)	4.908% (6 Mo. EURIBOR + 4.00%	)	2/24/2025	EUR	11,556,254	9,550,483
Station Casinos LLC 2020 Term Loan B	6.33% (1 Mo. LIBOR + 2.25%	)	2/8/2027		$8,335,018	8,161,816
United PF Holdings, LLC 2019 1st Lien Term Loan	7.674% (3 Mo. LIBOR + 4.00%	)	12/30/2026		17,300,601	14,824,453
United PF Holdings, LLC 2019 2nd Lien Term Loan	12.174% (3 Mo. LIBOR + 8.50%	)	12/30/2027		4,000,000	3,682,500
Total						319,303,281

Health Care Services 0.78%
Wellpath Holdings, Inc. 2018 1st Lien Term Loan	9.571% - 9.91% (1 Mo. LIBOR + 5.50% (3 Mo. LIBOR + 5.50%	) )	10/1/2025		23,443,013	21,772,698
WP CityMD Bidco LLC 2021 1st Lien Term Loan B	6.924% (3 Mo. LIBOR + 3.25%	)#	12/22/2028		29,132,564	29,041,525
Total						50,814,223

Health Services 0.23%
Covetrus, Inc. Term Loan	8.784%		10/13/2029		15,556,482	14,832,172

Healthcare 14.01%
AEA International Holdings (Lux) S.a.r.l. Term Loan B (Luxembourg)(b)	7.438% (3 Mo. LIBOR + 3.75%	)	9/7/2028		21,300,670	21,034,411

See Notes to Financial Statements.	153

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Healthcare (continued)
Amneal Pharmaceuticals LLC 2018 Term Loan B	7.188% - 7.63% (1 Mo. LIBOR + 3.50% (3 Mo. LIBOR + 3.50%	) )	5/4/2025		$22,229,046	$20,393,483
Athenahealth, Inc. 2022 Delayed Draw Term loan(f)	3.50%		2/15/2029		4,135,230	3,786,837
Athenahealth, Inc. 2022 Term Loan B	7.411% (1 Mo. Term SOFR + 3.50%	)	2/15/2029		24,336,864	22,286,483
Avantor Funding, Inc. 2021 Term Loan B5	6.321% (1 Mo. LIBOR + 2.25%	)	11/8/2027		8,086,406	8,046,499
Bella Holding Company, LLC 2021 Term Loan B	7.821% (1 Mo. LIBOR + 3.75%	)	5/10/2028		14,706,182	13,952,490
Cano Health LLC 2022 Term Loan	8.187% (1 Mo. Term SOFR + 4.00%	)	11/23/2027		12,219,704	8,782,912
Canopy Growth Corporation Term Loan (Canada)(b)	11.248% (6 Mo. LIBOR + 8.50%	)	3/18/2026		7,644,485	6,561,529
CCRR Parent, Inc Term Loan B	7.83% (1 Mo. LIBOR + 3.75%	)	3/6/2028		13,426,550	12,822,356
CHG Healthcare Services Inc. 2021 Term Loan	7.321% (1 Mo. LIBOR + 3.25%	)	9/29/2028		21,379,443	21,001,561
CNT Holdings I Corp 2020 2nd Lien Term Loan	10.489% (3 Mo. LIBOR + 6.75%	)	11/6/2028		7,384,122	7,027,247
CNT Holdings I Corp 2020 Term Loan	7.239% (3 Mo. Term SOFR + 3.50%	)	11/8/2027		14,436,073	14,015,406
Da Vinci Purchaser Corp. 2019 Term Loan	7.674% - 8.07% (1 Mo. LIBOR + 4.00% (3 Mo. LIBOR + 4.00%	) )	1/8/2027		16,581,961	15,690,681
Dedalus Finance GmbH 2021 EUR Term Loan B2(k)	5.782% (6 Mo. EURIBOR + 3.75%	)	7/17/2027	EUR	17,027,081	15,791,507
Dermatology Intermediate Holdings III, Inc. 2022 Delayed Draw Term Loan(f)	4.00% - 8.34% (1 Mo. Term SOFR + 4.25%	)	3/30/2029		$1,851,159	1,812,988
Dermatology Intermediate Holdings III, Inc. 2022 Term Loan B	8.337% (1 Mo. Term SOFR + 4.25%	)	3/30/2029		9,878,945	9,675,241
Electron BidCo Inc. 2021 Term Loan	7.071% (1 Mo. LIBOR + 3.00%	)	11/1/2028		21,515,270	20,935,218
Emerald TopCo Inc Term Loan	7.571% (1 Mo. LIBOR + 3.50%	)	7/24/2026		14,310,687	13,291,050
eResearchTechnology, Inc. 2020 1st Lien Term Loan	8.571% (1 Mo. LIBOR + 4.50%	)	2/4/2027		25,375,040	23,245,313
EyeCare Partners, LLC 2020 Term Loan	7.424% (3 Mo. LIBOR + 3.75%	)	2/18/2027		7,380,315	6,431,945

154	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Healthcare (continued)
EyeCare Partners, LLC 2021 Incremental Term Loan	7.424% (3 Mo. LIBOR + 3.75%	)	11/15/2028	$11,516,781	$10,052,480
Gainwell Acquisition Corp. Term Loan B	7.674% (3 Mo. LIBOR + 4.00%	)	10/1/2027	39,261,438	38,427,133
Global Medical Response, Inc. 2020 Term Loan B	8.092% (1 Mo. LIBOR + 4.25%	)	10/2/2025	18,312,694	14,631,842
Grifols Worldwide Operations USA, Inc. USD 2019 Term Loan B	6.071% (1 Mo. LIBOR + 2.00%	)	11/15/2027	16,494,298	16,013,242
Heartland Dental, LLC 2018 1st Lien Term Loan	7.821% (1 Mo. LIBOR + 3.50%	)	4/30/2025	7,888,887	7,314,971
Heartland Dental, LLC 2021 Incremental Term Loan	8.044% (1 Mo. LIBOR + 4.00%	)	4/30/2025	16,004,152	14,891,863
Horizon Therapeutics USA Inc. 2021 Term Loan B2	5.813% (1 Mo. LIBOR + 1.75%	)	3/15/2028	11,434,904	11,353,431
Hunter Holdco 3 Limited USD Term Loan B (United Kingdom)(b)	7.924% (3 Mo. LIBOR + 4.25%	)	8/19/2028	16,708,968	16,374,789
ICON Luxembourg S.A.R.L. LUX Term Loan (Luxembourg)(b)	5.938% (3 Mo. LIBOR + 2.25%	)	7/3/2028	33,953,329	33,841,453
Insulet Corporation Term Loan B	7.321% (1 Mo. LIBOR + 3.25%	)	5/4/2028	16,215,759	15,997,900
LSCS Holdings, Inc. 2021 1st Lien Term Loan	8.174% (3 Mo. LIBOR + 4.50%	)	12/16/2028	14,600,689	14,031,262
Maravai Intermediate Holdings, LLC 2022 Term Loan B	–	(g)	10/19/2027	9,268,772	9,135,533
MDVIP, Inc. 2021 Term Loan	7.266% (1 Mo. LIBOR + 3.25%	)	10/16/2028	12,936,051	12,410,524
MED ParentCo LP 1st Lien Term Loan	8.321% (1 Mo. LIBOR + 4.25%	)	8/31/2026	16,091,479	13,778,329
MedAssets Software Intermediate Holdings, Inc. 2021 Term Loan	8.071% (1 Mo. LIBOR + 4.00%	)	12/18/2028	23,918,548	21,646,286
Medical Solutions Holdings, Inc. 2021 1st Lien Term Loan	7.174% (3 Mo. LIBOR + 3.50%	)	11/1/2028	9,657,469	9,291,547
Medical Solutions Holdings, Inc. 2021 2nd Lien Term Loan	9.877% (3 Mo. LIBOR + 7.00%	)	11/1/2029	8,000,000	7,690,000
Medline Borrower, LP USD Term Loan B	7.321% (1 Mo. LIBOR + 3.25%	)	10/23/2028	45,110,659	42,923,919

See Notes to Financial Statements.	155

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Healthcare (continued)
NAPA Management Services Corporation Term Loan B	–	(g)	2/23/2029	$21,211,124	$18,533,326
National Mentor Holdings, Inc. 2021 2nd Lien Term Loan	10.93% (3 Mo. LIBOR + 7.25%	)	3/2/2029	5,832,027	3,929,328
Navicure, Inc. 2019 Term Loan B	8.071% (1 Mo. LIBOR + 4.00%	)	10/22/2026	18,143,868	17,856,560
Organon & Co USD Term Loan	6.188% (3 Mo. LIBOR + 3.00%	)	6/2/2028	27,171,654	26,967,867
Pacific Dental Services,LLC 2021 Term Loan	7.439% (1 Mo. LIBOR + 3.50%	)	5/5/2028	12,452,189	12,152,590
Parexel International Corporation 2021 1st Lien Term Loan	7.321% (1 Mo. LIBOR + 3.25%	)	11/15/2028	30,264,229	29,169,118
Pathway Vet Alliance LLC 2021 Term Loan	7.424% (3 Mo. LIBOR + 3.75%	)	3/31/2027	23,424,467	20,697,273
Pearl Intermediate Parent LLC 2018 2nd Lien Term Loan	10.321% (1 Mo. LIBOR + 6.25%	)	2/13/2026	2,425,118	2,277,598
PetVet Care Centers, LLC 2021 Term Loan B3	7.571% (1 Mo. LIBOR + 3.50%	)	2/14/2025	23,464,293	21,786,596
Physician Partners LLC Term Loan	–	(g)	12/23/2028	16,557,916	15,947,426
PRA Health Sciences, Inc. US Term Loan	5.938% (3 Mo. LIBOR + 2.25%	)	7/3/2028	8,459,492	8,431,618
Press Ganey Holdings, Inc. 2021 Term Loan B	7.821% (1 Mo. LIBOR + 3.75%	)	7/24/2026	2,871,469	2,749,432
Press Ganey Holdings, Inc. 2022 Incremental Term Loan	7.837% (1 Mo. Term SOFR + 3.75%	)	7/24/2026	8,585,015	7,959,940
RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B	8.165% (3 Mo. LIBOR + 3.75%	)	11/16/2025	24,956,276	23,220,317
Select Medical Corporation 2017 Term Loan B	6.58% (1 Mo. LIBOR + 2.50%	)	3/6/2025	19,163,152	18,872,734
Southern Veterinary Partners, LLC Term Loan	8.071% (1 Mo. LIBOR + 4.00%	)	10/5/2027	16,293,512	15,702,872
Summit Behavioral Healthcare LLC 1st Lien Term Loan	9.449% (3 Mo. LIBOR + 4.75%	)	11/24/2028	13,609,695	12,861,161
Surgery Center Holdings, Inc. 2021 Term Loan	7.63% (1 Mo. LIBOR + 3.75%	)	8/31/2026	13,498,154	13,286,300
Team Health Holdings, Inc. 1st Lien Term Loan	6.821% (1 Mo. LIBOR + 2.75%	)	2/6/2024	6,127,505	5,147,104

156	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Healthcare (continued)
Verscend Holding Corp. 2021 Term Loan B	8.071% (1 Mo. LIBOR + 4.00%	)	8/27/2025	$34,996,052	$34,824,222
Zelis Healthcare Corporation 2021 Term Loan	7.571% (1 Mo. LIBOR + 3.50%	)	9/30/2026	19,244,384	19,050,208
Total					907,815,251

Housing 2.34%
Beacon Roofing Supply, Inc. 2021 Term Loan B	6.321% (1 Mo. LIBOR + 2.25%	)	5/19/2028	13,350,694	13,180,539
Cornerstone Building Brands, Inc. 2021 Term Loan B	7.123% (1 Mo. LIBOR + 3.25%	)	4/12/2028	14,766,487	13,218,294
Foundation Building Materials Holding Company LLC 2021 Term Loan	7.321% - 7.66% (1 Mo. LIBOR + 3.25% (3 Mo. LIBOR + 3.25%	) )	1/31/2028	12,555,040	11,954,784
Groupe Solmax Inc. Term Loan (Canada)(b)	8.392% (3 Mo. LIBOR + 4.75%	)	5/29/2028	1,108,566	889,624
Icebox Holdco III, Inc. 2021 1st Lien Term Loan	7.424% (3 Mo. LIBOR + 3.75%	)	12/22/2028	11,996,627	11,149,365
Icebox Holdco III, Inc. 2021 2nd Lien Term Loan	10.424% (3 Mo. LIBOR + 6.75%	)	12/21/2029	7,999,189	7,119,278
LBM Acquisition LLC Term Loan B	7.121% (6 Mo. LIBOR + 3.75%	)	12/17/2027	20,737,848	17,938,239
Oscar AcquisitionCo, LLC Term Loan B	8.153% (3 Mo. Term SOFR + 4.50%	)	4/29/2029	10,371,960	9,591,885
Quikrete Holdings, Inc. 2016 1st Lien Term Loan	6.696% (1 Mo. LIBOR + 2.63%	)	2/1/2027	15,404,918	15,166,912
Quikrete Holdings, Inc. 2021 Term Loan B1	7.071% (1 Mo. LIBOR + 3.00%	)	6/11/2028	19,541,057	19,289,857
Solis IV BV USD Term Loan B1 (Netherlands)(b)	7.859% (3 Mo. Term SOFR + 3.50%	)	2/26/2029	10,033,047	8,814,784
SRS Distribution Inc. 2021 Term Loan B	7.571% (1 Mo. LIBOR + 3.50%	)	6/2/2028	5,118,568	4,928,618
White Cap Buyer LLC Term Loan B	7.837% (1 Mo. Term SOFR + 3.75%	)	10/19/2027	18,877,463	18,217,979
Total					151,460,158

Information Technology 11.94%
Altar Bidco, Inc. 2021 Term Loan	–	(g)	2/1/2029	10,118,186	9,579,797
AP Core Holdings II, LLC Amortization Term Loan B1	9.571% (1 Mo. LIBOR + 5.50%	)	9/1/2027	5,026,476	4,479,847

See Notes to Financial Statements.	157

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Information Technology (continued)
AP Core Holdings II, LLC High-Yield Term Loan B2	9.571% (1 Mo. LIBOR + 5.50%	)	9/1/2027	$16,919,622	$15,044,420
Apttus Corporation 2021 Term Loan	8.665% (3 Mo. LIBOR + 4.25%	)	5/8/2028	15,968,679	15,037,146
Ascend Learning, LLC 2021 Term Loan	7.571% (1 Mo. LIBOR + 3.50%	)	12/11/2028	16,385,462	15,544,560
Banff Merger Sub Inc 2021 USD 2nd Lien Term Loan	9.571% (1 Mo. LIBOR + 5.50%	)	2/27/2026	947,121	878,455
Banff Merger Sub Inc 2021 USD Term Loan	7.821% (1 Mo. LIBOR + 3.75%	)	10/2/2025	21,743,876	20,913,804
Barracuda Networks, Inc. 2022 2nd Lien Term Loan	11.094% (3 Mo. Term SOFR + 7.00%	)	8/15/2030	9,907,507	9,213,982
Barracuda Networks, Inc. 2022 Term Loan	8.594% (1 Mo. Term SOFR + 4.50%	)	8/15/2029	16,091,574	15,577,529
CDK Global, Inc. 2022 USD Term Loan B	8.112% (3 Mo. Term SOFR + 4.50%	)	7/6/2029	19,606,670	19,409,525
Cloudera, Inc. 2021 Second Lien Term Loan	10.071% (1 Mo. LIBOR + 6.00%	)	10/8/2029	10,504,590	8,804,212
Cloudera, Inc. 2021 Term Loan	7.821% (1 Mo. LIBOR + 3.75%	)	10/8/2028	15,421,219	14,676,683
ConnectWise, LLC 2021 Term Loan B	7.174% (3 Mo. LIBOR + 3.50%	)	9/29/2028	10,178,916	9,804,841
Delta TopCo, Inc. 2020 Term Loan B	5.836% (3 Mo. LIBOR + 3.75%	)	12/1/2027	9,496,282	8,933,295
Ensono, LP 2021 Term Loan	7.821% (1 Mo. LIBOR + 3.75%	)	5/26/2028	15,664,959	14,171,932
Entegris, Inc. 2022 Term Loan B	–	(g)	7/6/2029	11,490,221	11,417,603
Epicor Software Corporation 2020 2nd Lien Term Loan	11.821% (1 Mo. LIBOR + 7.75%	)	7/31/2028	7,687,953	7,623,874
Epicor Software Corporation 2020 Term Loan	7.321% (1 Mo. LIBOR + 3.25%	)	7/30/2027	16,850,141	16,306,892
Greeneden U.S. Holdings II, LLC 2020 USD Term Loan B4	8.071% (1 Mo. LIBOR + 4.00%	)	12/1/2027	27,352,249	26,617,294
Houghton Mifflin Harcourt Publishing Company 2022 Term Loan	9.437% (1 Mo. Term SOFR + 5.25%	)	4/9/2029	10,514,905	9,962,872
Hyland Software, Inc. 2018 1st Lien Term Loan	7.571% (1 Mo. LIBOR + 3.50%	)	7/1/2024	34,906,261	34,459,111

158	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Information Technology (continued)
Imprivata, Inc 2022 Incremental Term Loan	–	(g)	12/1/2027	$5,376,539	$5,158,144
Imprivata, Inc Term Loan	7.821% (1 Mo. LIBOR + 3.75%	)	12/1/2027	14,688,359	14,016,881
Informatica LLC 2021 USD Term Loan B	6.875% (1 Mo. LIBOR + 2.75%	)	10/27/2028	10,393,200	10,219,114
Ingram Micro Inc. 2021 Term Loan B	7.174% (3 Mo. LIBOR + 3.50%	)	6/30/2028	12,654,990	12,510,659
Magenta Buyer LLC 2021 USD 1st Lien Term Loan	9.17% (3 Mo. LIBOR + 4.75%	)	7/27/2028	9,566,555	8,645,774
McAfee, LLC 2022 USD Term Loan B	7.636% (1 Mo. Term SOFR + 3.75%	)	3/1/2029	25,330,339	24,143,106
MH Sub I, LLC 2020 Incremental Term Loan	7.821% (1 Mo. LIBOR + 3.75%	)	9/13/2024	28,793,548	28,085,803
MKS Instruments, Inc. 2022 USD Term Loan B	6.761% (1 Mo. Term SOFR + 2.75%	)	8/17/2029	25,357,458	24,805,426
NortonLifeLock Inc. 2022 Term Loan B	6.187% (1 Mo. Term SOFR + 2.00%	)	9/12/2029	16,539,955	16,296,983
Open Text Corporation 2022 Term Loan B (Canada)(b)	–	(g)	11/16/2029	23,517,778	22,895,615	(h)
Perforce Software, Inc. 2020 Term Loan B	7.821% (1 Mo. LIBOR + 3.75%	)	7/1/2026	23,571,002	21,857,154
Polaris Newco LLC 2nd Lien Term Loan	12.735% (3 Mo. LIBOR + 8.00%	)	6/4/2029	4,734,713	4,663,692	(h)
Polaris Newco LLC USD Term Loan B	7.674% (3 Mo. LIBOR + 4.00%	)	6/2/2028	10,504,722	9,633,145
Project Boost Purchaser, LLC 2019 Term Loan B	7.571% (1 Mo. LIBOR + 3.50%	)	6/1/2026	9,709,363	9,412,013
Proofpoint, Inc. 2nd Lien Term Loan	10.985% (3 Mo. LIBOR + 6.25%	)	8/31/2029	6,750,420	6,511,354
RealPage, Inc 1st Lien Term Loan	7.071% (1 Mo. LIBOR + 3.00%	)	4/24/2028	36,374,541	34,883,367
Renaissance Holding Corp. 2022 Incremental Term Loan	8.294% (1 Mo. Term SOFR + 4.50%	)	3/30/2029	7,501,737	7,253,279
Rocket Software, Inc. 2018 Term Loan	8.321% (1 Mo. LIBOR + 4.25%	)	11/28/2025	6,838,765	6,613,667
Rocket Software, Inc. 2021 USD Incremental Term Loan B	8.321% (1 Mo. LIBOR + 4.25%	)	11/28/2025	3,470,534	3,357,742
SS&C European Holdings Sarl 2018 Term Loan B4 (Luxembourg)(b)	5.821% (1 Mo. LIBOR + 1.75%	)	4/16/2025	11,001,787	10,826,033

See Notes to Financial Statements.	159

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Information Technology (continued)
SS&C Technologies Inc. 2018 Term Loan B3	5.821% (1 Mo. LIBOR + 1.75%	)	4/16/2025	$7,183,573	$7,068,816
SS&C Technologies Inc. 2022 Term Loan B6	6.437% (1 Mo. Term SOFR + 2.25%	)	3/22/2029	8,296,622	8,153,007
SS&C Technologies Inc. 2022 Term Loan B7	6.437% (1 Mo. Term SOFR + 2.25%	)	3/22/2029	12,501,100	12,284,706
Storable, Inc Term Loan B	7.587% (1 Mo. Term SOFR + 3.50%	)	4/17/2028	14,266,791	13,678,357
Surf Holdings, LLC USD Term Loan	6.668% (3 Mo. LIBOR + 3.50%	)	3/5/2027	23,956,413	23,035,648
Tenable Holdings, Inc. Term Loan B	7.165% (3 Mo. LIBOR + 2.75%	)	7/7/2028	11,924,196	11,626,091
Tibco Software Inc. 2022 USD Term Loan	8.153%		3/30/2029	28,285,759	25,765,356
Uber Technologies, Inc. 2021 1st Lien Term Loan B	8.235% (3 Mo. LIBOR + 3.50%	)	4/4/2025	13,076,613	13,069,617
Uber Technologies, Inc. 2021 Term Loan B	-	(g)	2/25/2027	6,981,432	6,972,706
Ultimate Software Group Inc (The) 2021 Term Loan	6.998% (3 Mo. LIBOR + 3.25%	)	5/4/2026	37,318,442	36,140,486
Ultimate Software Group Inc (The) Term Loan B	7.821% (1 Mo. LIBOR + 3.75%	)	5/4/2026	6,266,349	6,120,155
Ultimate Software Group Inc. (The) 2021 2nd Lien Term Loan	8.998% (1 Mo. LIBOR + 5.25%	)	5/3/2027	15,594,991	14,417,569
Vertiv Group Corporation 2021 Term Loan B	6.555% (1 Mo. LIBOR + 2.75%	)	3/2/2027	10,652,351	10,413,632
VS Buyer, LLC Term Loan B	7.071% (1 Mo. LIBOR + 3.00%	)	2/28/2027	14,698,563	14,468,898
Total					773,461,669

Integrated Energy 0.16%
Esdec Solar Group B.V. Term Loan B (Netherlands)(b)	8.92% (6 Mo. LIBOR + 4.75%	)	8/30/2028	10,813,026	10,488,635

Lodging 0.23%
Caesars Resort Collection, LLC 2017 1st Lien Term Loan B	6.821% (1 Mo. LIBOR + 2.75%	)#	12/23/2024	15,139,831	15,060,725

Manufacturing 6.80%
ABG Intermediate Holdings 2 LLC 2021 2nd Lien Term Loan	–	(g)	12/20/2029	10,409,187	9,680,544

160	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Manufacturing (continued)
AMC Entertainment Holdings, Inc. 2019 Term Loan B	6.859% (1 Mo. LIBOR + 3.00%	)	4/22/2026	$10,947,372	$6,151,055
Banijay Entertainment S.A.S USD Term Loan (France)(b)	7.592% (1 Mo. LIBOR + 3.75%	)	3/1/2025	11,536,249	11,467,782
Camelot U.S. Acquisition LLC 2020 Incremental Term Loan B	7.071% (1 Mo. LIBOR + 3.00%	)	10/30/2026	9,484,659	9,348,317
Camelot U.S. Acquisition LLC Term Loan B	7.071% (1 Mo. LIBOR + 3.00%	)	10/30/2026	4,178,673	4,113,904
Chamberlain Group Inc Term Loan B	7.571% (1 Mo. LIBOR + 3.50%	)	11/3/2028	12,166,066	11,430,445
Clear Channel Outdoor Holdings, Inc. Term Loan B	7.571% - 7.91% (1 Mo. LIBOR + 3.50% (3 Mo. LIBOR + 3.50%	) )	8/21/2026	11,753,210	10,786,861
CMG Media Corporation 2021 Term Loan	7.571% (1 Mo. LIBOR + 3.50%	)	12/17/2026	10,550,061	9,841,677
Creative Artists Agency, LLC 2019 Term Loan B	7.821% (1 Mo. LIBOR + 3.75%	)	11/27/2026	9,344,744	9,278,583
CSC Holdings, LLC 2017 Term Loan B1	6.123% (1 Mo. LIBOR + 2.25%	)	7/17/2025	9,380,866	9,010,322
DirecTV Financing, LLC Term Loan	9.071% (1 Mo. LIBOR + 5.00%	)	8/2/2027	30,751,922	29,532,301
E.W. Scripps Company (The) 2019 Term Loan B2	6.634% (1 Mo. LIBOR + 2.56%	)	5/1/2026	12,219,707	11,917,269

Engineered Machinery Holdings, Inc. 2021 USD Incremental Term Loan	7.424% (3 Mo. LIBOR + 3.75%	)	5/19/2028	12,511,839	12,135,546
Frontier Communications Corp. 2021 1st Lien Term Loan	7.438% (3 Mo. LIBOR + 3.75%	)	5/1/2028	16,197,601	15,592,215
Gray Television, Inc. 2018 Term Loan C	6.268% (1 Mo. LIBOR + 2.50%	)	1/2/2026	15,032,199	14,650,757
iHeartCommunications, Inc. 2020 Term Loan	7.071% (1 Mo. LIBOR + 3.00%	)	5/1/2026	11,317,798	10,635,730
II-VI Incorporated 2022 Term Loan B	6.586% (1 Mo. LIBOR + 2.75%	)	7/2/2029	27,238,400	27,042,692
Intelsat Jackson Holdings S.A. 2021 Exit Term Loan B (Luxembourg)(b)	–	(g)	2/1/2029	13,756,996	13,316,772
Lions Gate Capital Holdings LLC 2018 Term Loan B	6.321% (1 Mo. LIBOR + 2.25%	)	3/24/2025	9,579,695	9,252,357

See Notes to Financial Statements.	161

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Manufacturing (continued)
Madison IAQ LLC Term Loan	6.815%		6/21/2028		$19,466,291	$18,536,872
MJH Healthcare Holdings, LLC 2022 Term Loan B	–	(g)	1/28/2029		14,314,950	13,894,519
Nexstar Broadcasting, Inc. 2019 Term Loan B4	6.571% (1 Mo. LIBOR + 2.50%	)	9/18/2026		21,425,381	21,282,581
Numericable Group SA USD Term Loan B11 (France)(b)	7.165% (3 Mo. LIBOR + 2.75%	)	7/31/2025		12,792,178	12,312,472
Pro Mach Group, Inc. 2021 Term Loan B	–	(g)	8/31/2028		9,452,977	9,248,840
Project Castle, Inc. Term Loan B	9.053% (3 Mo. Term SOFR + 5.50%	)	6/1/2029		9,656,790	8,003,065
SBA Senior Finance II LLC 2018 Term Loan B	5.83% (1 Mo. LIBOR + 1.75%	)	4/11/2025		1,975,118	1,966,606
SPX Flow, Inc. 2022 Term Loan	8.687% (1 Mo. Term SOFR + 4.50%	)	4/5/2029		6,225,535	5,852,003
Tiger Acquisition, LLC 2021 Term Loan	7.321% (1 Mo. LIBOR + 3.25%	)	6/1/2028		10,233,833	9,728,537
Titan Acquisition Limited 2018 Term Loan B (Canada)(b)	–	(g)	3/28/2025		4,703,555	4,434,935	(h)
Univision Communications Inc. 2022 First Lien Term Loan B	7.79% (3 Mo. Term SOFR + 4.25%	)	6/24/2029		5,141,246	5,086,620
Univision Communications Inc. 2022 Term Loan B	7.321% (1 Mo. LIBOR + 3.25%	)	1/31/2029		11,861,386	11,574,696
Vertical US Newco Inc Term Loan B	6.871% (6 Mo. LIBOR + 3.50%	)	7/30/2027		18,835,109	18,093,477
Virgin Media Bristol LLC USD Term Loan N	6.373% (1 Mo. LIBOR + 2.50%	)	1/31/2028		37,004,077	36,148,358
Vue International Bidco p.l.c. 2019 EUR Term Loan B(k)(l)	–	(g)	7/3/2026	EUR	12,196,000	7,191,699
Vue International Bidco p.l.c. 2022 EUR Term Loan(k)	9.766% (3 Mo. EURIBOR + 8.00%	)	6/30/2027	EUR	1,611,847	1,585,037
William Morris Endeavor Entertainment, LLC 2018 1st Lien Term Loan	6.83% (1 Mo. LIBOR + 2.75% (3 Mo. LIBOR + 2.75%	) )	5/18/2025		$8,566,919	8,364,954
Windstream Services, LLC 2020 Exit Term Loan B	10.437% (1 Mo. LIBOR + 6.25%	)	9/21/2027		12,920,969	11,874,370
Total						440,364,770

Media 0.16%
Gray Television, Inc. 2021 Term Loan D	6.768% (1 Mo. LIBOR + 3.00%	)	12/1/2028		10,919,063	10,660,664

162	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Metals/Minerals 0.53%
Peabody Energy Corporation 2018 Term Loan	6.766% (1 Mo. LIBOR + 2.75%	)	3/31/2025	$14,553,700	$14,366,103
SCIH Salt Holdings Inc. 2021
Incremental Term Loan B	8.415% (3 Mo. LIBOR + 4.00%	)	3/16/2027	9,522,811	9,189,560
Zekelman Industries, Inc. 2020 Term Loan	–	(g)	1/24/2027	11,300,000	11,059,875
Total					34,615,538

Oil & Gas 0.24%
Parkway Generation, LLC Term Loan B	8.821% (1 Mo. LIBOR + 4.75%	)	2/18/2029	13,528,358	13,359,253
Parkway Generation, LLC Term Loan C	8.821% (1 Mo. LIBOR + 4.75%	)	2/18/2029	1,903,488	1,879,694
Total					15,238,947

Oil Field Equipment & Services 0.25%
Ulterra Drilling Technologies, LP Term Loan B	9.321% (1 Mo. LIBOR + 5.25%	)	11/26/2025	16,561,518	15,926,632

Personal & Household Products 0.28%
AI Aqua Merger Sub, Inc. 2021 1st Lien Term Loan B	–	(g)	7/31/2028	19,029,806	18,113,997

Pharmaceuticals 1.18%
Jazz Financing Lux S.a.r.l. USD Term Loan (Luxembourg)(b)	7.571% (1 Mo. LIBOR + 3.50%	)	5/5/2028	33,681,498	33,478,903
Option Care Health, Inc. 2021 Term Loan B	6.821% (1 Mo. LIBOR + 2.75%	)	10/27/2028	17,704,535	17,627,078
Packaging Coordinators Midco, Inc. 2020 1st Lien Term Loan	7.174% (3 Mo. LIBOR + 3.50%	)	11/30/2027	26,000,000	25,127,830
Total					76,233,811

Pipelines 0.25%
AL NGPL Holdings, LLC Term Loan B	7.534% (3 Mo. LIBOR + 3.75%	)	4/14/2028	16,233,708	16,113,984

Retail 2.77%
ABG Intermediate Holdings 2 LLC 2021 Term Loan B	7.321% (1 Mo. LIBOR + 3.25%	)	9/27/2024	6,710,778	6,666,051
ABG Intermediate Holdings 2 LLC 2021 Term Loan B1	–	(g)	12/21/2028	21,683,467	21,014,966
Avient Corporation Term Loan B	7.344% (3 Mo. Term SOFR + 3.25%	)	8/29/2029	8,241,345	8,219,464

See Notes to Financial Statements.	163

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Retail (continued)
Birkenstock GmbH & Co. KG USD Term Loan B (Germany)(b)	7.69% (6 Mo. LIBOR + 3.25%	)	4/28/2028	$16,771,065	$16,200,848
Crocs, Inc. Term Loan B	–	(g)	2/20/2029	22,639,572	21,924,048
Evergreen Acqco 1 LP 2021 USD Term Loan	9.174% (3 Mo. LIBOR + 5.50%	)	4/26/2028	13,101,194	12,740,911
Great Outdoors Group, LLC 2021 Term Loan B1	7.821% (1 Mo. LIBOR + 3.75%	)	3/6/2028	11,791,255	11,366,770
New Era Cap Co., Inc. 2022 Term Loan B	9.941% (3 Mo. LIBOR + 6.00%	)	7/13/2027	9,720,647	9,137,408
Petco Health and Wellness Company, Inc. 2021 Term Loan B	6.924% (3 Mo. LIBOR + 3.25%	)	3/3/2028	18,547,977	18,012,218
PetSmart, Inc. 2021 Term Loan B	7.82% (1 Mo. LIBOR + 3.75%	)	2/11/2028	21,729,126	20,960,784
Torrid LLC 2021 Term Loan B	8.871% (6 Mo. LIBOR + 5.50%	)	6/14/2028	24,703,535	22,109,664
Tory Burch LLC Term Loan B	7.321% (1 Mo. LIBOR + 3.25%	)	4/16/2028	12,044,603	11,254,176
Total					179,607,308

Service 6.38%
Amentum Government Services Holdings LLC 2022 Term Loan	7.206% - 7.56% (3 Mo. Term SOFR + 4.00%	)	2/15/2029	19,784,305	19,524,735
APi Group DE, Inc. 2021 Incremental Term Loan B	6.821% (1 Mo. LIBOR + 2.75%	)	1/3/2029	11,802,906	11,711,906
AppLovin Corporation 2018 Term Loan B	7.321% (1 Mo. LIBOR + 3.25%	)	8/15/2025	6,202,965	6,037,377
AppLovin Corporation 2021 Term Loan B	6.674% (3 Mo. LIBOR + 3.00%	)	10/25/2028	19,758,241	18,591,319
Blackhawk Network Holdings, Inc 2018 2nd Lien Term Loan	10.938% (3 Mo. LIBOR + 7.00%	)	6/15/2026	14,701,048	13,515,776
Brown Group Holding, LLC 2022 Incremental Term Loan B2	7.837% - 7.84% (1 Mo. Term SOFR + 3.75% (3 Mo.Term SOFR + 3.75%	) )	7/2/2029	9,612,002	9,569,181
Cengage Learning, Inc. 2021 Term Loan B	7.814% (6 Mo. LIBOR + 4.75%	)	7/14/2026	22,544,192	20,768,837
CMI Marketing, Inc. 2021 First Lien Term Loan B	8.321% (1 Mo. LIBOR + 4.25%	)	3/23/2028	2,055,211	1,888,225

164	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Service (continued)
DTI Holdco, Inc. 2022 Term Loan	8.844% (3 Mo. Term SOFR + 4.75%	)	4/26/2029	$17,478,091	$16,223,688
Dun & Bradstreet Corporation (The) 2022 Incremental Term Loan B2	7.305%		1/18/2029	19,084,341	18,857,714
GFL Environmental Inc. 2020 Term Loan (Canada)(b)	7.415% (3 Mo. LIBOR + 3.00%	)	5/30/2025	4,179,365	4,178,780
Harsco Corporation 2021 Term Loan	–	(g)	3/10/2028	1,856,204	1,707,708
Instructure Holdings, Inc. 2021 Term Loan B	6.121% (3 Mo. LIBOR + 2.75%	)	10/30/2028	8,064,249	7,993,687
KUEHG Corp. 2018 Incremental Term Loan	7.821% (1 Mo. LIBOR + 3.75%	)	2/21/2025	26,796,407	25,762,199
Learning Care Group, Inc. 2018 1st Lien Term Loan	6.924% - 7.66% (3 Mo. LIBOR + 3.25%	)	3/13/2025	7,801,096	7,296,482
Liftoff Mobile Inc Term Loan	6.238% (3 Mo. LIBOR + 3.50%	)	3/17/2028	1	1
Magnite Inc Term Loan	8.754% - 9.74% (1 Mo. LIBOR + 5.00%	)	4/28/2028	17,359,150	16,433,386
Prime Security Services Borrower, LLC 2021 Term Loan	–	(g)	9/23/2026	14,106,475	13,929,297
Red Planet Borrower, LLC Term Loan B	7.821% (1 Mo. LIBOR + 3.75%	)	10/2/2028	25,020,690	15,471,169
Renaissance Holding Corp. 2018 1st Lien Term Loan	7.321% (1 Mo. LIBOR + 3.25%	)	5/30/2025	9,768,349	9,387,384
Renaissance Holding Corp. 2018 2nd Lien Term Loan	11.071% (1 Mo. LIBOR + 7.00%	)	5/29/2026	11,467,831	10,966,113
Sabre GLBL Inc. 2022 1st Lien Term Loan B	9.187% (1 Mo. Term SOFR + 5.00%	)	6/30/2028	18,109,090	17,052,696
Service Logic Acquisition, Inc Term Loan	4.75% (3 Mo. LIBOR + 4.00%	)	10/29/2027	9,831,005	9,437,764
Severin Acquisition, LLC 2018 Term Loan B	7.094%		8/1/2025	12,053,070	11,932,539
Sophia, L.P. 2021 Term Loan B	7.174% (3 Mo. LIBOR + 3.50%	)	10/7/2027	24,629,645	23,779,922
SRS Distribution Inc. 2022 Incremental Term Loan	7.687% (1 Mo. Term SOFR + 3.50%	)	6/2/2028	17,747,038	17,037,157
SSH Group Holdings, Inc. 2018 1st Lien Term Loan	7.924% (3 Mo. LIBOR + 4.25%	)	7/30/2025	19,631,114	19,199,916
Team Health Holdings, Inc. 2022 Term Loan B	9.336% (1 Mo. Term SOFR + 5.25%	)	3/2/2027	14,199,735	9,939,815

See Notes to Financial Statements.	165

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Service (continued)
Trans Union, LLC 2021 Term Loan B6	6.321% (1 Mo. LIBOR + 2.25%	)	12/1/2028	$19,656,988	$19,359,676
Vaco Holdings, LLC 2022 Term Loan	8.703% - 9.19% (1 Mo. Term SOFR + 5.00% (3 Mo. Term SOFR + 5.00%	) )	1/21/2029	12,470,363	11,975,477
Weld North Education, LLC 2021 Term Loan B	7.821% (1 Mo. LIBOR + 3.75%	)	12/21/2027	13,983,784	13,732,076
ZoomInfo LLC 2021 Term Loan B	7.071% (1 Mo. LIBOR + 3.00%	)	2/2/2026	9,949,263	9,896,432
Total					413,158,434

Software 1.24%
Applied Systems, Inc. 2017 1st Lien Term Loan	6.674% (3 Mo LIBOR + 3.00%	)	9/19/2024	23,600,000	23,573,096
ECL Entertainment, LLC Term Loan	11.571% (1 Mo. LIBOR + 7.50%	)	5/1/2028	8,993,694	8,971,209
Playtika Holding Corp 2021 Term Loan	6.821% (1 Mo. LIBOR + 2.75%	)	3/13/2028	27,359,701	26,727,008
Project Alpha Intermediate Holding, Inc. 2021 Term Loan B	8.08% (1 Mo. LIBOR + 4.00%	)#	4/26/2024	21,715,193	21,226,601
Total					80,497,914

Software/Services 0.44%
Proofpoint, Inc. 1st Lien Term Loan	7.985% (3 Mo. LIBOR + 3.25%	)	8/31/2028	25,098,384	24,223,957
Riverbed Technology, Inc. 2021 Exit Term Loan PIK 2.00%	8.54% (3 Mo. LIBOR + 6.00%	)	12/7/2026	9,765,378	4,129,339
Total					28,353,296

Specialty Retail 0.11%
Chinos Intermediate Holdings A, Inc. Exit Term Loan	12.415% (3 Mo. LIBOR + 8.00%	)	9/10/2027	8,066,611	7,328,516

Support: Services 0.36%
Element Materials Technology Group US Holdings, Inc. 2022 USD Delayed Draw Term Loan(f)	–	(g)	7/6/2029	7,411,760	7,288,243
Element Materials Technology Group US Holdings, Inc. 2022 USD Term Loan	–	(g)	7/6/2029	16,058,814	15,791,194
Total					23,079,437

166	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Telecommunications 1.56%
Carriage Purchaser, Inc. 2021 Term Loan B	8.321% (1 Mo. LIBOR + 4.25%	)	9/30/2028	$2,930,497	$2,667,851
Chassix Inc. 2017 1st Lien Term Loan	11.50% (PRIME Rate + 4.50%	)	11/15/2023	10,261,753	9,325,368
Drive Chassis HoldCo, LLC 2019 2nd Lien Term Loan	10.609% (1 Mo. LIBOR + 6.75%	)#	4/10/2026	23,891,924	23,847,127
Fastlane Parent Company, Inc. 2018 Add On 1st Lien Term Loan	8.571% (1 Mo. LIBOR + 4.50%	)	2/4/2026	9,584,803	9,337,994
Kenan Advantage Group, Inc. 2021 Term Loan B1	7.821% (1 Mo. LIBOR + 3.75%	)	3/24/2026	17,847,485	17,440,294
Northwest Fiber, LLC 2021 Term Loan	7.977% (3 Mo. LIBOR + 3.75%	)	4/30/2027	12,887,545	12,613,685
Truck Hero, Inc. 2021 Term Loan B	7.821% (1 Mo. LIBOR + 3.75%	)	1/31/2028	18,709,425	15,893,656
Wand NewCo 3, Inc. 2020 Term Loan	7.071% (1 Mo. LIBOR + 3.00%	)	2/5/2026	10,413,690	9,952,520
Total					101,078,495

Utility 1.17%
Astoria Energy LLC 2020 Term Loan B	7.571% (1 Mo. LIBOR + 3.50%	)	12/10/2027	10,033,167	9,909,859
Brookfield WEC Holdings Inc. 2021 Term Loan	6.821% (1 Mo. LIBOR + 2.75%	)	8/1/2025	18,081,441	17,775,413
Calpine Construction Finance Company, L.P. 2017 Term Loan B	6.071% (1 Mo. LIBOR + 2.00%	)	1/15/2025	7,346,511	7,299,677
Generation Bridge Acquisition, LLC Term Loan B	8.674% (3 Mo. LIBOR + 5.00%	)	12/1/2028	15,374,268	15,278,178
Generation Bridge Acquisition, LLC Term Loan C	8.674% (3 Mo. LIBOR + 5.00%	)	12/1/2028	322,718	320,701
Pacific Gas & Electric Company 2020 Term Loan	7.125% (1 Mo. LIBOR + 3.00%	)	6/23/2025	8,176,530	8,071,748
Pike Corporation 2021 Incremental Term Loan B	–	(g)	1/21/2028	6,000,000	5,892,181
USIC Holdings, Inc. 2021 Term Loan	7.571% (1 Mo. LIBOR + 3.50%	)	5/12/2028	11,389,224	10,950,227
Total					75,497,984
Total Floating Rate Loans (cost $5,368,528,808)					5,154,549,097

See Notes to Financial Statements.	167

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

Investments	Dividend Rate		Shares	Fair Value
PREFERRED STOCKS 0.48%

Transportation Infrastructure
ACBL Holdings Corp. Series A	Zero Coupon		339,592	$8,744,494
ACBL Holdings Corp. Series B	Zero Coupon		444,753	22,237,650
Total Preferred Stocks (cost $19,608,625)				30,982,144

	Exercise Price	Expiration Date

WARRANTS 0.01%

Machinery 0.00%
TNT Crane & Rigging, Inc.*	$ 4.00	10/16/2025	12,651	4,428

Miscellaneous Financials 0.01%
UTEX Industries, Inc.*	114.76	12/3/2025	57,340	521,220	(c)

Specialty Retail 0.00%
Chinos Intermediate Holdings A, Inc.*	3.50		147,340	464,121
Total Warrants (cost $652,304)				989,769
Total Long-Term Investments (cost $6,212,450,031)				5,970,826,169

			Principal Amount

SHORT-TERM INVESTMENTS 10.98%

REPURCHASE AGREEMENTS 9.98%
Repurchase Agreement dated 11/30/2022, 3.820% due 12/1/2022 with Barclays Bank plc collateralized by $613,496,000 of U.S. Treasury Bond at 2.875% due 5/15/2052; value: $509,999,225; proceeds: $500,052,295 (cost $499,999,240)			$499,999,240	499,999,240
Repurchase Agreement dated 11/30/2022, 1.750% due 12/1/2022 with Fixed Income Clearing Corp. collateralized by $156,043,900 of U.S. Treasury Note at 0.75% due 12/31/2023; value: $149,418,120; proceeds: $146,495,454 (cost $146,488,333)			146,488,333	146,488,333
Total				646,487,573

168	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

Investments	Shares	Fair Value
Money Market Funds 0.90%
Fidelity Government Portfolio(m) (cost $58,600,823)	58,600,823	$58,600,823

Time Deposits 0.10%
CitiBank N.A.(m) (cost $6,511,203)	6,511,203	6,511,203
Total Short-Term Investments (cost $711,599,599)		711,599,599
Total Investments in Securities 103.13% (cost $6,924,049,630)		6,682,425,768
Less Unfunded Loan Commitments (0.22%) (cost $14,634,771)		(14,076,243)
Net Investments in Securities 102.91% (cost $6,909,414,859)		6,668,349,525
Other Assets and Liabilities – Net(n) (2.91)%		(188,931,487)
Net Assets 100.00%		$6,479,418,038

EUR	Euro.
ETF	Exchange Traded Fund.
EURIBOR	Euro Interbank Offered Rate.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
REITS	Real Estate Investment Trusts.
SOFR	Secured Overnight Financing Rate.

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2022, the total value of Rule 144A securities was $510,467,202, which represents 7.88% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2022.
*	Non-income producing security.
(a)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(b)	Foreign security traded in U.S. dollars.
(c)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security fair valued by the Pricing Committee.
(d)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(e)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2022.
(f)	Security partially/fully unfunded. See Note (2(o)).
(g)	Interest rate to be determined.
(h)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(i)	Value is less than $1.
(j)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Floating Rate Loan fair valued by the Pricing Committee. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.

See Notes to Financial Statements.	169

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

(k)	Investment in non-U.S. dollar denominated securities.
(l)	Defaulted (non-income producing security).
(m)	Security was purchased with the cash collateral from loaned securities.
(n)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

Centrally Cleared Interest Rate Swap Contracts at November 30, 2022:

Central Clearingparty	Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Value/ Unrealized Appreciation
Bank of America(1)	4.720%	12-Month USD SOFR Index	3/25/2024	$ 5,000,000	$591
Bank of America(1)	4.715%	12-Month USD SOFR Index	4/1/2024	18,894,000	1,738
Bank of America(1)	2.534%	12-Month USD SOFR Index	5/1/2028	9,064,000	431,308
Bank of America(1)	2.498%	12-Month USD SOFR Index	10/15/2029	6,503,000	361,926
Bank of America(1)	2.496%	12-Month USD SOFR Index	12/1/2028	9,176,000	477,195
Bank of America(1)	2.489%	12-Month USD SOFR Index	8/1/2029	9,592,000	531,293
Bank of America(1)	2.476%	12-Month USD SOFR Index	10/1/2029	13,498,000	767,246
Bank of America(1)	2.463%	12-Month USD SOFR Index	2/1/2030	11,052,000	652,263
Bank of America(1)	1.225%	12-Month USD SOFR Index	1/15/2030	12,445,000	1,696,827
Bank of America(1)	1.220%	12-Month USD SOFR Index	10/15/2029	9,775,000	1,300,263
Bank of America(1)	1.152%	12-Month USD SOFR Index	10/15/2028	10,098,000	1,233,335
Bank of America(1)	0.493%	3-Month USD LIBOR Index	9/15/2024	21,286,000	1,556,529
Total Unrealized Appreciation on Centrally Cleared Interest Rate Swap Contracts					$9,010,514

170	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

Central Clearingparty	Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Value/ Unrealized Depreciation
Bank of America(1)	4.694%	12-Month USD SOFR Index	6/1/2024	$10,000,000	$(7,290)
Bank of America(1)	4.611%	12-Month USD SOFR Index	11/1/2024	15,229,000	(50,936)
Bank of America(1)	4.550%	12-Month USD SOFR Index	1/15/2025	12,358,000	(62,254)
Bank of America(1)	4.536%	12-Month USD SOFR Index	2/1/2025	11,777,000	(63,609)
Bank of America(1)	4.526%	12-Month USD SOFR Index	2/15/2025	4,384,000	(25,051)
Bank of America(1)	4.524%	12-Month USD SOFR Index	2/15/2025	12,422,000	(70,511)
Bank of America(1)	4.494%	12-Month USD SOFR Index	4/1/2025	8,021,000	(52,565)
Bank of America(1)	4.490%	12-Month USD SOFR Index	4/15/2025	13,707,000	(95,404)
Bank of America(1)	4.486%	12-Month USD SOFR Index	4/15/2025	12,295,000	(84,695)
Bank of America(1)	4.486%	12-Month USD SOFR Index	4/15/2025	3,435,000	(23,654)
Bank of America(1)	4.477%	12-Month USD SOFR Index	5/1/2025	22,480,000	(162,751)
Bank of America(1)	4.468%	12-Month USD SOFR Index	5/15/2025	9,698,000	(73,113)
Bank of America(1)	4.468%	12-Month USD SOFR Index	5/15/2025	9,777,000	(73,679)
Bank of America(1)	4.447%	12-Month USD SOFR Index	6/15/2025	10,010,000	(81,868)
Bank of America(1)	4.447%	12-Month USD SOFR Index	6/15/2025	10,186,000	(83,314)
Bank of America(1)	4.447%	12-Month USD SOFR Index	6/15/2025	9,830,000	(80,452)
Bank of America(1)	4.447%	12-Month USD SOFR Index	6/15/2025	4,413,000	(36,089)
Bank of America(1)	4.440%	12-Month USD SOFR Index	6/25/2025	12,041,000	(100,380)
Bank of America(1)	4.435%	12-Month USD SOFR Index	7/1/2025	19,357,000	(163,020)
Bank of America(1)	4.418%	12-Month USD SOFR Index	8/1/2025	15,235,000	(137,484)
Bank of America(1)	4.389%	12-Month USD SOFR Index	9/15/2025	9,622,000	(95,162)
Bank of America(1)	4.374%	12-Month USD SOFR Index	10/15/2025	12,405,000	(132,198)

See Notes to Financial Statements.	171

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

Central Clearingparty	Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Value/ Unrealized Depreciation
Bank of America(1)	4.302%	12-Month USD SOFR Index	2/15/2026	$ 7,278,000	$(96,335)
Bank of America(1)	4.301%	12-Month USD SOFR Index	2/15/2026	12,040,000	(159,331)
Bank of America(1)	4.300%	12-Month USD SOFR Index	2/15/2026	8,440,000	(111,387)
Bank of America(1)	4.265%	12-Month USD SOFR Index	5/1/2026	12,207,000	(175,802)
Bank of America(1)	4.233%	12-Month USD SOFR Index	7/15/2026	9,420,000	(148,202)
Bank of America(1)	4.217%	12-Month USD SOFR Index	8/15/2026	7,668,000	(124,636)
Bank of America(1)	4.214%	12-Month USD SOFR Index	9/1/2026	7,970,000	(132,493)
Bank of America(1)	4.203%	12-Month USD SOFR Index	10/15/2026	3,011,000	(53,033)
Bank of America(1)	3.993%	12-Month USD SOFR Index	2/15/2027	10,000,000	(134,329)
Bank of America(1)	3.974%	12-Month USD SOFR Index	4/1/2027	5,947,000	(81,534)
Bank of America(1)	3.940%	12-Month USD SOFR Index	8/15/2027	8,911,000	(136,909)
Bank of America(1)	3.913%	12-Month USD SOFR Index	10/15/2027	10,370,000	(160,776)
Bank of America(1)	3.890%	12-Month USD SOFR Index	7/15/2028	4,603,000	(92,382)
Bank of America(1)	3.875%	12-Month USD SOFR Index	5/1/2028	7,347,000	(131,743)
Bank of America(1)	3.862%	12-Month USD SOFR Index	8/1/2028	9,920,000	(187,547)
Bank of America(1)	3.858%	12-Month USD SOFR Index	5/1/2028	9,230,000	(157,850)
Bank of America(1)	3.816%	12-Month USD SOFR Index	3/1/2029	6,350,000	(129,649)
Bank of America(1)	3.803%	12-Month USD SOFR Index	6/30/2029	9,216,000	(199,966)
Bank of America(1)	3.766%	12-Month USD SOFR Index	4/1/2030	8,462,000	(202,382)
Bank of America(1)	3.760%	12-Month USD SOFR Index	1/15/2030	1,916,000	(42,845)
Total Unrealized Depreciation on Centrally Cleared Interest Rate Swap Contracts					$(4,414,610)

(1)	Central clearinghouse: Chicago Mercantile Exchange (CME).

172	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

Total Return Swap Contracts at November 30, 2022:

Swap Counterparty	Refer- enced Index*	Referenced Spread	Units	Position	Termi- nation Date	Notional Amount	Upfront Payment	Value	Unrealized Appreciation
Barclays Bank plc	IBOXX	12-Month USD SOFR Index	296,591	Long	12/20/2022	$52,200,000	$(420)	$1,002,971	$1,003,391
Barclays Bank plc	IBOXX	12-Month USD SOFR Index	550,562	Long	3/20/2023	98,000,000	2,071	192,697	190,626
Barclays Bank plc	IBOXX	12-Month USD SOFR Index	325,843	Long	12/20/2022	58,000,000	(675)	450,205	450,880
Morgan Stanley	IBOXX	12-Month USD SOFR Index	312,234	Long	12/20/2022	55,000,000	(1)	1,009,035	1,009,036
Morgan Stanley	IBOXX	12-Month USD SOFR Index	580,791	Long	12/20/2022	102,800,000	(877)	1,383,250	1,384,127
Morgan Stanley	IBOXX	12-Month USD SOFR Index	226,308	Long	12/20/2022	40,000,000	(1,220)	595,569	596,789
Total						$406,000,000	$(1,122)	$4,633,727	$4,634,849

*	iBoxx Leveraged Loan Index
SOFR	Secured Overnight Financing Rate.

Forward Foreign Currency Exchange Contracts at November 30, 2022:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Euro	Buy	Morgan Stanley	12/12/2022	16,567,000	$16,465,250	$17,252,576	$787,326
Euro	Buy	Morgan Stanley	12/12/2022	2,801,000	2,757,350	2,916,911	159,561
Euro	Buy	Standard Chartered Bank	12/12/2022	2,000,000	2,010,364	2,082,764	72,400
Total Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$1,019,287

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Euro	Sell	State Street Bank and Trust	12/12/2022	53,397,000	$53,698,693	$55,606,675	$(1,907,982)
Euro	Sell	State Street Bank and Trust	12/12/2022	1,468,000	1,472,304	1,528,749	(56,445)
Total Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(1,964,427)

See Notes to Financial Statements.	173

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2022

The following is a summary of the inputs used as of November 30, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3		Total
Long-Term Investments
Asset-Backed Securities	$–	$35,730,689	$–		$35,730,689
Common Stocks
Electric-Generation	–	–	3,145		3,145
Remaining Industries	–	35,391,049	–		35,391,049
Convertible Bonds	–	7,559,819	–		7,559,819
Corporate Bonds
Mining	–	–	5		5
Remaining Industries	–	613,017,950	–		613,017,950
Exchange-Traded Funds	92,602,502	–	–		92,602,502
Floating Rate Loans
Electric: Generation	–	39,310,039	3,679,595		42,989,634
Financial	–	326,872,652	6,483,153		333,355,805
Food/Tobacco	–	–	–	(3)	– (3)
Gaming/Leisure	–	282,281,126	37,022,155		319,303,281
Information Technology	–	745,902,362	27,559,307		773,461,669
Manufacturing	–	435,929,835	4,434,935		440,364,770
Remaining Industries	–	3,245,073,938	–		3,245,073,938
Less Unfunded Commitments	–	(14,076,243)	–		(14,076,243)
Preferred Stocks	–	30,982,144	–		30,982,144
Warrants	–	468,549	521,220		989,769
Short-Term Investments
Repurchase Agreements	–	646,487,573	–		646,487,573
Money Market Funds	58,600,823	–	–		58,600,823
Time Deposits	–	6,511,203	–		6,511,203
Total	$151,203,325	$6,437,442,685	$79,703,515		$6,668,349,525

Other Financial Instruments
Centrally Cleared Interest Rate Swap Contracts
Assets	$–	$9,010,514	$–		$9,010,514
Liabilities	–	(4,414,610)	–		(4,414,610)
Total Return Swap Contracts
Assets	–	4,633,727	–		4,633,727
Liabilities	–	–	–		–
Forward Foreign Currency Exchange Contracts
Assets	–	1,019,287	–		1,019,287
Liabilities	–	(1,964,427)	–		(1,964,427)
Total	$–	$8,284,491	$–		$8,284,491

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	Value is less than $1

174	See Notes to Financial Statements.

Schedule of Investments (concluded)

FLOATING RATE FUND November 30, 2022

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Common Stocks	Corporate Bonds	Floating Rate Loans	Warrants
Balance as of December 1, 2021	$–	5	$95,929,131	$–
Accrued Discounts (Premiums)	–	–	264,053	–
Realized Gain (Loss)	–	–	(3,706,425)	–
Change in Unrealized Appreciation (Depreciation)	(455,528)	–	(1,081,987)	377,870
Purchases	–	–	94,040,980	–
Sales	–	–	(78,661,233)	–
Transfers into Level 3(a)	458,673	–	1,625,314	143,350
Transfers out of Level 3(a)	–	–	(29,230,688)	–
Balance as of November 30, 2022	$3,145	$5	$79,179,145	$521,220
Change in unrealized appreciation/depreciation for the year ended November 30, 2022, related to Level 3 investments held at November 30, 2022	$(455,528)	$–	$(1,083,435)	$377,870

(a)	The Fund recognizes transfers within the fair value hierarchy as of the beginning of the period. Transfers into and out of Level 3 were primarily related to the availability of market quotations in accordance with the valuation methodology.

See Notes to Financial Statements.	175

Schedule of Investments

HIGH YIELD FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 97.70%

ASSET-BACKED SECURITIES 0.33%

Other
Perimeter Master Note Business Trust	8.13%	5/15/2027	$5,000,000	$4,565,185
Perimeter Master Note Business Trust	5.19%	5/15/2027	12,000,000	10,964,904
Total Asset-Backed Securities (cost $16,979,923)				15,530,089

			Shares
COMMON STOCKS 2.94%

Auto Components 0.07%
Chassix Holdings, Inc.			159,596	3,431,314

Banks 0.00%
Sable Bighorn, LLC			5,602	16,453	(a)

Beverages 0.11%
Celsius Holdings, Inc.*			44,889	4,997,941

Biotechnology 0.26%
Karuna Therapeutics, Inc.*			20,657	4,860,799
Krystal Biotech, Inc.*			92,509	7,191,649
Total				12,052,448

Commercial Banks 0.10%
Cullen/Frost Bankers, Inc.			32,352	4,693,305

Commercial Services & Supplies 0.10%
Tetra Tech, Inc.			29,849	4,614,357

Electrical Equipment 0.10%
Shoals Technologies Group, Inc. Class A*			166,155	4,813,510

Electric-Generation 0.00%
Frontera Generation Holdings LLC			87,622	1,314	(b)

Electronic Equipment, Instruments & Components 0.10%
Badger Meter, Inc.			40,457	4,685,730

Food Products 0.17%
Vita Coco Co., Inc. (The)*(c)			660,353	7,818,580

Health Care Equipment & Supplies 0.11%
Silk Road Medical, Inc.*			93,771	4,993,306

176	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2022

Investments	Shares	Fair Value
Health Care Providers & Services 0.10%
Cross Country Healthcare, Inc.*	133,320	$4,770,190

Hotels, Restaurants & Leisure 0.28%
Melco Resorts & Entertainment Ltd. ADR*(d)	969,907	8,273,306
Wingstop, Inc.	29,631	4,904,227
Total		13,177,533

Interactive Media & Services 0.21%
Aerojet Rocketdyne Holdings, Inc.*	92,136	4,791,072
Pinterest, Inc. Class A*	192,999	4,906,035
Total		9,697,107

Internet & Direct Marketing Retail 0.21%
Coupang, Inc. (South Korea)*(d)	255,216	4,971,608
Netflix, Inc.*	15,905	4,859,454
Total		9,831,062

Machinery 0.00%
TNT Crane & Rigging, Inc.	14,844	120,607

Metals & Mining 0.10%
Sibanye Stillwater Ltd. ADR(d)	431,517	4,837,306

Miscellaneous Financials 0.07%
UTEX Industries, Inc.	49,219	3,346,892

Oil, Gas & Consumable Fuels 0.09%
Earthstone Energy, Inc. Class A*	2,722	43,117
Patterson-UTI Energy, Inc.	239,093	4,291,719
Total		4,334,836

Personal Products 0.14%
Britax Group Ltd.	2,481	–	(b)(e)
Gibson Brands Private Equity	56,761	6,669,417
Revlon, Inc.	701,653	133,104	(a)
Total		6,802,521

Pharmaceuticals 0.11%
Harmony Biosciences Holdings, Inc.*	84,507	5,050,983

Semiconductors & Semiconductor Equipment 0.10%
First Solar, Inc.*	28,266	4,876,733

See Notes to Financial Statements.	177

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2022

Investments			Shares	Fair Value
Specialty Retail 0.18%
Chinos Intermediate Holdings A, Inc.			47,809	$482,871
Claires Holdings LLC			7,482	2,992,644	(b)
Warby Parker, Inc. Class A*(c)			296,268	5,045,444
Total				8,520,959

Textiles, Apparel & Luxury Goods 0.10%
Moncler SpA(d)(f)			91,546	4,771,746

Trading Companies & Distributors 0.11%
Applied Industrial Technologies, Inc.			37,766	5,003,617

Transportation Infrastructure 0.02%
ACBL Holdings Corp.			22,227	866,853
Total Common Stocks (cost $136,583,825)				138,127,203

	Interest Rate	Maturity Date	Principal Amount

CONVERTIBLE BONDS 0.92%

Biotechnology 0.15%
Alnylam Pharmaceuticals, Inc.†	1.00%	9/15/2027	$6,965,000	7,240,117

Computers 0.10%
Parsons Corp.	0.25%	8/15/2025	3,919,000	4,683,205

Electric 0.10%
Ormat Technologies, Inc.†	2.50%	7/15/2027	3,855,000	4,591,305

Internet 0.27%
Sea Ltd. (Singapore)(d)	0.25%	9/15/2026	10,400,000	7,800,000
World Wrestling Entertainment, Inc.	3.375%	12/15/2023	1,487,000	4,792,601
Total				12,592,601

Pharmaceuticals 0.10%
Neurocrine Biosciences, Inc.	2.25%	5/15/2024	2,746,000	4,631,129

Semiconductors 0.10%
ON Semiconductor Corp.	Zero Coupon	5/1/2027	3,195,000	4,907,520

Software 0.10%
Ceridian HCM Holding, Inc.	0.25%	3/15/2026	5,380,000	4,747,850
Total Convertible Bonds (cost $42,071,586)				43,393,727

178	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
CORPORATE BONDS 90.05%

Advertising 0.28%
Lamar Media Corp.	3.75%	2/15/2028	$5,163,000	$4,672,309
National CineMedia LLC†	5.875%	4/15/2028	11,473,000	4,031,306
Outfront Media Capital LLC/Outfront Media Capital Corp.†	4.25%	1/15/2029	5,315,000	4,443,340
Total				13,146,955

Aerospace/Defense 2.01%
Bombardier, Inc. (Canada)†(d)	6.00%	2/15/2028	10,638,000	9,988,763
BWX Technologies, Inc.†	4.125%	4/15/2029	5,179,000	4,566,661
Howmet Aerospace, Inc.	3.00%	1/15/2029	6,118,000	5,177,204
Howmet Aerospace, Inc.	5.95%	2/1/2037	6,842,000	6,475,657
Spirit AeroSystems, Inc.	9.375%	11/30/2029	9,061,000	9,548,029
TransDigm, Inc.	4.625%	1/15/2029	25,754,000	22,690,562
TransDigm, Inc.	5.50%	11/15/2027	21,086,000	19,909,296
TransDigm, Inc.†	6.25%	3/15/2026	11,585,000	11,542,715
Triumph Group, Inc.†	6.25%	9/15/2024	4,845,000	4,608,951
Total				94,507,838

Agriculture 0.53%
Darling Ingredients, Inc.†	5.25%	4/15/2027	3,876,000	3,755,553
Darling Ingredients, Inc.†	6.00%	6/15/2030	11,183,000	10,918,410
Kernel Holding SA (Ukraine)†(d)	6.50%	10/17/2024	7,288,000	3,279,600
Kernel Holding SA (Ukraine)†(d)	6.75%	10/27/2027	2,967,000	1,290,645
MHP Lux SA (Luxembourg)†(d)	6.25%	9/19/2029	11,792,000	5,575,075
Total				24,819,283

Airlines 2.23%
Air Canada (Canada)†(d)	3.875%	8/15/2026	14,035,000	12,859,588
Allegiant Travel Co.†	7.25%	8/15/2027	6,432,000	6,273,355
American Airlines Group, Inc.†	3.75%	3/1/2025	7,273,000	6,376,096
American Airlines, Inc.†	11.75%	7/15/2025	16,877,000	18,764,742
American Airlines, Inc./AAdvantage Loyalty IP Ltd.†	5.75%	4/20/2029	8,840,146	8,239,144
Azul Investments LLP†	7.25%	6/15/2026	13,609,000	9,313,724
Delta Air Lines, Inc.	3.75%	10/28/2029	11,924,000	10,232,044
Delta Air Lines, Inc./SkyMiles IP Ltd.†	4.75%	10/20/2028	4,945,000	4,690,766
Hawaiian Brand Intellectual Property Ltd./ HawaiianMiles Loyalty Ltd.†	5.75%	1/20/2026	8,322,471	7,897,900

See Notes to Financial Statements.	179

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Airlines (continued)
United Airlines, Inc.†	4.375%		4/15/2026		$9,711,000	$9,050,897
United Airlines, Inc.†	4.625%		4/15/2029		12,418,000	11,067,692
Total						104,765,948

Apparel 0.79%
BK LC Lux Finco1 Sarl(d)(f)	5.25%		4/30/2029	EUR	8,934,000	8,343,807
Crocs, Inc.†	4.125%		8/15/2031		$12,078,000	9,671,821
Kontoor Brands, Inc.†	4.125%		11/15/2029		6,677,000	5,449,405
Levi Strauss & Co.†	3.50%		3/1/2031		12,740,000	10,474,978
William Carter Co. (The)†	5.625%		3/15/2027		3,448,000	3,312,332
Total						37,252,343

Auto Manufacturers 2.27%
Allison Transmission, Inc.†	3.75%		1/30/2031		8,420,000	7,064,043
Ford Motor Co.	3.25%		2/12/2032		30,141,000	23,870,461
Ford Motor Co.	6.10%		8/19/2032		9,457,000	9,085,980
Ford Motor Credit Co. LLC	2.90%		2/10/2029		35,868,000	29,641,674
Ford Motor Credit Co. LLC	4.00%		11/13/2030		23,214,000	19,664,347
Ford Motor Credit Co. LLC	7.35%		11/4/2027		4,719,000	4,909,600
Jaguar Land Rover Automotive plc (United Kingdom)†(d)	4.50%		10/1/2027		7,419,000	5,680,303
Wabash National Corp.†	4.50%		10/15/2028		7,647,000	6,475,700
Total						106,392,108

Auto Parts & Equipment 0.24%
American Axle & Manufacturing, Inc.	5.00%		10/1/2029		5,365,000	4,678,156
Clarios Global LP†	6.75%		5/15/2025		3,493,000	3,495,506
Real Hero Merger Sub 2, Inc.†	6.25%		2/1/2029		4,369,000	3,022,037
Total						11,195,699

Banks 0.67%
Intesa Sanpaolo SpA (Italy)†(d)	4.198% (1 Yr. Treasury CMT + 2.60%	)#	6/1/2032		6,414,000	4,735,844
Synovus Financial Corp.	5.90% (5 Yr Swap rate + 3.38%	)#	2/7/2029		11,205,000	10,960,287
Texas Capital Bancshares, Inc.	4.00% (5 Yr. Treasury CMT + 3.15%	)#	5/6/2031		9,075,000	7,957,744
Texas Capital Bank NA	5.25%		1/31/2026		8,402,000	7,972,033
Total						31,625,908

180	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Beverages 0.10%
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL (Guatemala)†(d)	5.25%	4/27/2029		$5,385,000	$4,860,797

Biotechnology 0.26%
Grifols Escrow Issuer SA (Spain)†(d)	4.75%	10/15/2028		14,691,000	12,361,595

Building Materials 1.25%
Boise Cascade Co.†	4.875%	7/1/2030		5,346,000	4,597,223
Builders FirstSource, Inc.†	6.375%	6/15/2032		10,458,000	9,674,146
Eco Material Technologies, Inc.†	7.875%	1/31/2027		7,139,000	6,802,039
JELD-WEN, Inc.†	4.875%	12/15/2027		5,843,000	4,584,593
MIWD Holdco II LLC/MIWD Finance Corp.†	5.50%	2/1/2030		6,915,000	5,678,563
New Enterprise Stone & Lime Co., Inc.†	9.75%	7/15/2028		1,902,000	1,756,050
PGT Innovations, Inc.†	4.375%	10/1/2029		5,700,000	4,807,694
Smyrna Ready Mix Concrete LLC†	6.00%	11/1/2028		3,020,000	2,693,296
Standard Industries, Inc.†	3.375%	1/15/2031		8,976,000	6,895,045
Summit Materials LLC/Summit Materials Finance Corp.†	5.25%	1/15/2029		5,146,000	4,756,191
Victors Merger Corp.†	6.375%	5/15/2029		10,385,000	6,657,745
Total					58,902,585

Chemicals 2.41%
ASP Unifrax Holdings, Inc.†	5.25%	9/30/2028		7,756,000	6,414,212
CVR Partners LP/CVR Nitrogen Finance Corp.†	6.125%	6/15/2028		12,501,000	11,300,466
INEOS Quattro Finance 2 Plc(d)(f)	2.50%	1/15/2026	EUR	5,060,000	4,648,506
Ingevity Corp.†	3.875%	11/1/2028		$12,151,000	10,371,608
Iris Holding, Inc.†	10.00%	12/15/2028		12,081,000	10,591,851
LSF11 A5 HoldCo LLC†	6.625%	10/15/2029		7,252,000	5,982,610
Minerals Technologies, Inc.†	5.00%	7/1/2028		7,013,000	6,189,639
Olin Corp.	5.00%	2/1/2030		13,142,000	11,942,858
Rain CII Carbon LLC/CII Carbon Corp.†	7.25%	4/1/2025		5,662,000	5,160,998
SCIH Salt Holdings, Inc.†	4.875%	5/1/2028		6,357,000	5,685,002
SCIH Salt Holdings, Inc.†	6.625%	5/1/2029		10,806,000	9,040,462
SK Invictus Intermediate II Sarl (Luxembourg)†(d)	5.00%	10/30/2029		11,433,000	9,159,719
SPCM SA (France)†(d)	3.375%	3/15/2030		12,878,000	10,277,288
Valvoline, Inc.†	3.625%	6/15/2031		7,654,000	6,251,749
Total					113,016,968

Coal 0.67%
Coronado Finance Pty Ltd. (Australia)†(d)	10.75%	5/15/2026		9,717,000	10,132,645

See Notes to Financial Statements.	181

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Coal (continued)
Peabody Energy Corp.†	6.375%	3/31/2025		$2,413,000	$2,403,447
SunCoke Energy, Inc.†	4.875%	6/30/2029		12,390,000	10,517,497
Warrior Met Coal, Inc.†	7.875%	12/1/2028		8,491,000	8,443,426
Total					31,497,015

Commercial Services 4.80%
AA Bond Co. Ltd.(d)(f)	6.50%	1/31/2026	GBP	7,709,000	$7,418,508
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl (Luxembourg)†(d)	4.625%	6/1/2028		$11,598,000	9,771,315
Alta Equipment Group, Inc.†	5.625%	4/15/2026		9,076,000	8,016,311
AMN Healthcare, Inc.†	4.00%	4/15/2029		16,122,000	14,172,367
APi Group DE, Inc.†	4.125%	7/15/2029		7,356,000	6,126,739
APi Group DE, Inc.†	4.75%	10/15/2029		7,587,000	6,525,107
BCP V Modular Services Finance II plc(d)(f)	4.75%	11/30/2028	EUR	6,570,000	5,789,012
Block, Inc.	2.75%	6/1/2026		$5,607,000	5,017,760
Block, Inc.	3.50%	6/1/2031		8,892,000	7,226,617
Gartner, Inc.†	3.75%	10/1/2030		7,589,000	6,575,299
HealthEquity, Inc.†	4.50%	10/1/2029		18,490,000	16,222,202
Herc Holdings, Inc.†	5.50%	7/15/2027		7,143,000	6,761,778
Hertz Corp. (The)	6.00%	1/15/2028		6,517,000	586,530
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc.†	5.00%	2/1/2026		10,223,000	8,961,433
Movida Europe SA (Luxembourg)†(d)	5.25%	2/8/2031		10,271,000	7,767,392
NESCO Holdings II, Inc.†	5.50%	4/15/2029		10,973,000	9,666,829
PeopleCert Wisdom Issuer plc†(d)(f)	5.75%	9/15/2026	EUR	6,753,000	6,777,708
PeopleCert Wisdom Issuer plc(d)(f)	5.75%	9/15/2026	EUR	12,226,000	12,270,732
Port of Newcastle Investments Financing Pty Ltd. (Australia)†(d)	5.90%	11/24/2031		$9,736,000	7,963,172
Prime Security Services Borrower LLC/Prime Finance, Inc.†	3.375%	8/31/2027		14,400,000	12,688,416
Sabre GLBL, Inc.†	9.25%	4/15/2025		7,670,000	7,662,598
Service Corp. International	3.375%	8/15/2030		15,675,000	13,069,580
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc.†	4.625%	11/1/2026		4,801,000	4,501,394
Sotheby’s†	7.375%	10/15/2027		4,985,000	4,863,466
TransJamaican Highway Ltd. (Jamaica)†(d)	5.75%	10/10/2036		4,848,680	3,825,608
United Rentals North America, Inc.	3.875%	2/15/2031		21,026,000	18,114,740
Williams Scotsman International, Inc.†	4.625%	8/15/2028		7,746,000	7,051,687
Total					225,394,300

182	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Computers 0.93%
Ahead DB Holdings LLC†	6.625%	5/1/2028	$8,663,000	$7,092,441
Booz Allen Hamilton, Inc.†	3.875%	9/1/2028	6,212,000	5,605,647
Booz Allen Hamilton, Inc.†	4.00%	7/1/2029	4,497,000	3,995,944
Condor Merger Sub, Inc.†	7.375%	2/15/2030	6,143,000	5,040,402
Crowdstrike Holdings, Inc.	3.00%	2/15/2029	13,602,000	11,339,851
Leidos, Inc.	4.375%	5/15/2030	4,516,000	4,125,772
Science Applications International Corp.†	4.875%	4/1/2028	6,923,000	6,388,683
Total				43,588,740

Distribution/Wholesale 0.59%
American Builders & Contractors Supply Co., Inc.†	4.00%	1/15/2028	7,528,000	6,821,196
H&E Equipment Services, Inc.†	3.875%	12/15/2028	13,068,000	11,315,516
Resideo Funding, Inc.†	4.00%	9/1/2029	11,767,000	9,339,821
Total				27,476,533

Diversified Financial Services 1.73%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(d)	4.625%	10/15/2027	8,105,000	7,589,847
AG Issuer LLC†	6.25%	3/1/2028	9,613,000	8,979,431
AG TTMT Escrow Issuer LLC†	8.625%	9/30/2027	11,195,000	11,322,567
Armor Holdco, Inc.†	8.50%	11/15/2029	6,034,000	4,519,388
Bread Financial Holdings, Inc.†	4.75%	12/15/2024	6,487,000	5,654,404
Coinbase Global, Inc.†	3.375%	10/1/2028	6,616,000	3,879,126
Coinbase Global, Inc.†	3.625%	10/1/2031	5,338,000	2,889,886
Jane Street Group/JSG Finance, Inc.†	4.50%	11/15/2029	9,147,000	8,041,356
Jefferson Capital Holdings LLC†	6.00%	8/15/2026	11,166,000	9,300,441
Midcap Financial Issuer Trust†	6.50%	5/1/2028	5,117,000	4,470,902
PRA Group, Inc.†	5.00%	10/1/2029	11,219,000	9,342,174
VistaJet Malta Finance PLC/XO Management Holding, Inc. (Malta)†(d)	7.875%	5/1/2027	5,716,000	5,186,727
Total				81,176,249

Electric 4.18%
Calpine Corp.†	3.75%	3/1/2031	13,655,000	11,267,545
Calpine Corp.†	4.50%	2/15/2028	5,780,000	5,293,747
Calpine Corp.†	4.625%	2/1/2029	5,864,000	5,070,419
Calpine Corp.†	5.00%	2/1/2031	11,188,000	9,689,442
Clearway Energy Operating LLC†	3.75%	2/15/2031	6,572,000	5,575,619
DPL, Inc.	4.35%	4/15/2029	10,881,000	9,661,675
Elwood Energy LLC	8.159%	7/5/2026	3,018,393	2,812,327

See Notes to Financial Statements.	183

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2022

Investments	Interest Rate		Maturity Date		Principal Amount		Fair Value
Electric (continued)
Leeward Renewable Energy Operations LLC†	4.25%		7/1/2029			$11,364,000	$9,576,954
NextEra Energy Operating Partners LP†	4.50%		9/15/2027			13,093,000	12,337,665
NRG Energy, Inc.†	3.875%		2/15/2032			26,329,000	21,194,845
NSG Holdings LLC/NSG Holdings, Inc.†	7.75%		12/15/2025			4,258,991	4,151,473
Pampa Energia SA (Argentina)(d)	7.50%		1/24/2027			5,610,000	4,958,567
Pattern Energy Operations LP/Pattern Energy Operations, Inc.†	4.50%		8/15/2028			16,732,000	15,032,578
PG&E Corp.	5.00%		7/1/2028			6,852,000	6,332,139
Pike Corp.†	5.50%		9/1/2028			13,899,000	12,438,910
Talen Energy Supply LLC(g)(l)	6.50%		6/1/2025			25,000,000	20,750,000
TransAlta Corp. (Canada)	7.75%		11/15/2029			6,139,000	6,314,698
Vistra Corp.†	7.00% (5 Yr Treasury CMT + 5.74%	)#	–	(h)		7,032,000	6,298,975
Vistra Operations Co. LLC†	4.375%		5/1/2029			25,222,000	22,593,836
Vistra Operations Co. LLC†	5.625%		2/15/2027			4,935,000	4,779,834
Total							196,131,248

Electrical Components & Equipment 0.21%
EnerSys†	4.375%		12/15/2027			10,862,000	9,688,632

Electronics 0.49%
Atkore, Inc.†	4.25%		6/1/2031			16,303,000	13,753,048
Imola Merger Corp.†	4.75%		5/15/2029			10,500,000	9,383,430
Total							23,136,478

Energy-Alternate Sources 0.96%
Cullinan Holdco Scsp(d)(f)	4.625%		10/15/2026		EUR	6,449,000	5,829,564
Cullinan Holdco Scsp†(d)(f)	4.625%		10/15/2026		EUR	6,959,000	6,290,577
Sunnova Energy Corp.†	5.875%		9/1/2026			$10,987,000	9,848,747
TerraForm Power Operating LLC†	4.75%		1/15/2030			11,460,000	10,334,800
TerraForm Power Operating LLC†	5.00%		1/31/2028			7,871,000	7,308,892
YPF Energia Electrica SA (Argentina)†(d)	10.00%		7/25/2026			6,325,000	5,322,985
Total							44,935,565

Engineering & Construction 0.87%
AECOM	5.125%		3/15/2027			4,980,000	4,851,367
Arcosa, Inc.†	4.375%		4/15/2029			8,502,000	7,402,990
Dycom Industries, Inc.†	4.50%		4/15/2029			12,329,000	10,602,570
Fluor Corp.	4.25%		9/15/2028			6,842,000	6,238,193
Great Lakes Dredge & Dock Corp.†	5.25%		6/1/2029			7,888,000	6,369,189

184	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Engineering & Construction (continued)
Weekley Homes LLC/Weekley Finance Corp.†	4.875%	9/15/2028		$6,650,000	$5,396,780
Total					40,861,089

Entertainment 4.01%
Boyne USA, Inc.†	4.75%	5/15/2029		10,192,000	9,081,633
Caesars Entertainment, Inc.†	4.625%	10/15/2029		11,975,000	10,044,870
CDI Escrow Issuer, Inc.†	5.75%	4/1/2030		13,805,000	12,823,257
Cedar Fair LP	5.25%	7/15/2029		7,885,000	6,898,406
Churchill Downs, Inc.†	4.75%	1/15/2028		14,891,000	13,719,748
Empire Resorts, Inc.†	7.75%	11/1/2026		7,566,000	6,151,952
Everi Holdings, Inc.†	5.00%	7/15/2029		7,310,000	6,346,315
Inter Media and Communication SpA(d)(f)	6.75%	2/9/2027	EUR	7,600,000	7,560,584
International Game Technology plc†	5.25%	1/15/2029		$8,726,000	8,227,702
Jacobs Entertainment, Inc.†	6.75%	2/15/2029		7,969,000	7,180,069
Juventus Football Club SpA(f)	3.375%	2/19/2024	EUR	490,000	491,574
Live Nation Entertainment, Inc.†	3.75%	1/15/2028		$5,574,000	4,897,316
Live Nation Entertainment, Inc.†	4.75%	10/15/2027		5,135,000	4,642,168
Loarre Investments Sarl†(d)(f)	6.50%	5/15/2029	EUR	12,607,000	12,317,050
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp†	4.875%	5/1/2029		$13,399,000	11,586,383
Mohegan Gaming & Entertainment†	8.00%	2/1/2026		11,521,000	10,832,217
Motion Bondco DAC (Ireland)†(d)	6.625%	11/15/2027		8,736,000	7,531,852
Penn Entertainment, Inc.†	4.125%	7/1/2029		8,486,000	6,931,577
Pinewood Finance Co. Ltd.(d)(f)	3.625%	11/15/2027	GBP	3,564,000	3,778,527
Pinewood Finance Co. Ltd.†(d)(f)	3.625%	11/15/2027	GBP	5,640,000	5,979,486
Resorts World Las Vegas LLC/RWLV Capital, Inc.†	4.625%	4/6/2031		$10,900,000	7,389,883
SeaWorld Parks & Entertainment, Inc.†	5.25%	8/15/2029		9,848,000	8,498,823
WMG Acquisition Corp.†	3.00%	2/15/2031		11,226,000	9,321,060
WMG Acquisition Corp.†	3.75%	12/1/2029		7,203,000	6,225,625
Total					188,458,077

Environmental Control 0.47%
Clean Harbors, Inc.†	4.875%	7/15/2027		6,094,000	5,741,279
GFL Environmental, Inc. (Canada)†(d)	3.50%	9/1/2028		5,623,000	5,007,703
Madison IAQ LLC†	4.125%	6/30/2028		6,000,000	5,194,740
Madison IAQ LLC†	5.875%	6/30/2029		4,733,000	3,507,106
Waste Pro USA, Inc.†	5.50%	2/15/2026		2,579,000	2,384,067
Total					21,834,895

See Notes to Financial Statements.	185

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Food 2.53%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	3.50%	3/15/2029		$12,402,000	$10,346,089
Bellis Finco plc(d)(f)	4.00%	2/16/2027	GBP	11,100,000	9,603,010
Chobani LLC/hobani Finance Corp., Inc.†	4.625%	11/15/2028		$6,605,000	5,827,643
Ingles Markets, Inc.†	4.00%	6/15/2031		16,828,000	14,087,810
Lamb Weston Holdings, Inc.†	4.125%	1/31/2030		18,151,000	16,075,342
Performance Food Group, Inc.†	4.25%	8/1/2029		10,582,000	9,418,033
Pilgrim’s Pride Corp.†	4.25%	4/15/2031		8,962,000	7,778,254
Post Holdings, Inc.†	4.50%	9/15/2031		21,699,000	18,518,795
Post Holdings, Inc.†	4.625%	4/15/2030		7,159,000	6,292,045
Premier Foods Finance plc(d)(f)	3.50%	10/15/2026	GBP	7,387,000	7,842,238
SEG Holding LLC/SEG Finance Corp.†	5.625%	10/15/2028		$5,674,000	5,393,336
Tonon Luxembourg SA PIK 6.50% (Luxembourg)†(d)	6.50%	10/31/2024		1,863,197	280
US Foods, Inc.†	4.625%	6/1/2030		8,736,000	7,763,377
Total					118,946,252

Food Service 0.11%
Aramark Services, Inc.†	5.00%	2/1/2028		5,293,000	4,957,450

Forest Products & Paper 0.57%
Mercer International, Inc. (Canada)(d)	5.125%	2/1/2029		11,789,000	10,134,767
Sylvamo Corp.†	7.00%	9/1/2029		16,871,000	16,394,732
Total					26,529,499

Health Care-Products 0.81%
Hologic, Inc.†	3.25%	2/15/2029		11,415,000	10,047,255
Medline Borrower LP†	3.875%	4/1/2029		32,612,000	28,075,181
Total					38,122,436

Health Care-Services 3.84%
Acadia Healthcare Co., Inc.†	5.00%	4/15/2029		16,504,000	15,252,007
Air Methods Corp.†	8.00%	5/15/2025		18,980,000	3,896,309
Catalent Pharma Solutions, Inc.†	3.50%	4/1/2030		5,929,000	4,839,131
Centene Corp.	3.375%	2/15/2030		5,441,000	4,641,679
Charles River Laboratories International, Inc.†	3.75%	3/15/2029		9,732,000	8,479,696
Charles River Laboratories International, Inc.†	4.00%	3/15/2031		9,623,000	8,437,013
Charles River Laboratories International, Inc.†	4.25%	5/1/2028		3,748,000	3,426,534
DaVita, Inc.†	4.625%	6/1/2030		14,540,000	11,791,722
ModivCare Escrow Issuer, Inc.†	5.00%	10/1/2029		13,076,000	11,019,930

186	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Health Care-Services (continued)
Molina Healthcare, Inc.†	3.875%		11/15/2030	$24,076,000	$20,735,455
Molina Healthcare, Inc.†	3.875%		5/15/2032	5,764,000	4,870,234
Pediatrix Medical Group, Inc.†	5.375%		2/15/2030	5,673,000	4,797,401
Select Medical Corp.†	6.25%		8/15/2026	10,726,000	10,397,731
Syneos Health, Inc.†	3.625%		1/15/2029	6,224,000	4,930,031
Tenet Healthcare Corp.†	4.25%		6/1/2029	6,698,000	5,819,256
Tenet Healthcare Corp.†	4.375%		1/15/2030	41,525,000	36,226,825
Tenet Healthcare Corp.†	6.125%		10/1/2028	12,037,000	10,641,611
US Acute Care Solutions LLC†	6.375%		3/1/2026	11,208,000	10,184,240
Total					180,386,805

Home Builders 0.50%
Forestar Group, Inc.†	3.85%		5/15/2026	6,993,000	6,186,952
M/I Homes, Inc.	4.95%		2/1/2028	10,603,000	9,242,091
Tri Pointe Homes, Inc.	5.25%		6/1/2027	8,663,000	7,810,907
Total					23,239,950

Housewares 0.20%
Scotts Miracle-Gro Co.	5.25%		12/15/2026	3,023,000	2,892,618
Scotts Miracle-Gro Co. (The)	4.00%		4/1/2031	8,195,000	6,243,033
Total					9,135,651

Insurance 0.64%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer†	6.75%		10/15/2027	459,000	423,427
Ardonagh Midco 2 plc PIK 12.75% (United Kingdom)†(d)	11.50%		1/15/2027	11,375,361	10,568,342
AssuredPartners, Inc.†	5.625%		1/15/2029	8,063,000	6,861,613
Global Atlantic Fin Co.†	4.70% (5 Yr. Treasury CMT + 3.80%	)#	10/15/2051	9,203,000	6,819,364
HUB International Ltd.†	7.00%		5/1/2026	4,718,000	4,677,567
Total					29,350,314

Internet 1.09%
Cablevision Lightpath LLC†	5.625%		9/15/2028	10,294,000	7,848,720
Gen Digital, Inc.†	7.125%		9/30/2030	9,283,000	9,369,425
Go Daddy Operating Co. LLC/GD Finance Co., Inc.†	3.50%		3/1/2029	11,868,000	10,044,228
Go Daddy Operating Co. LLC/GD Finance Co., Inc.†	5.25%		12/1/2027	3,363,000	3,192,706
Meituan (China)(d)	3.05%		10/28/2030	5,235,000	3,938,127
Millennium Escrow Corp.†	6.625%		8/1/2026	7,985,000	5,764,970

See Notes to Financial Statements.	187

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Internet (continued)
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.†	4.75%	4/30/2027	$7,201,000	$6,385,395
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.†	10.75%	6/1/2028	5,122,000	4,822,875
Total				51,366,446

Iron-Steel 0.74%
ATI, Inc.	5.125%	10/1/2031	7,096,000	6,005,048
Carpenter Technology Corp.	7.625%	3/15/2030	5,409,000	5,436,153
Commercial Metals Co.	4.125%	1/15/2030	5,833,000	5,030,156
Mineral Resources Ltd. (Australia)†(d)	8.00%	11/1/2027	5,126,000	5,272,604
United States Steel Corp.	6.65%	6/1/2037	9,109,000	8,305,404
United States Steel Corp.	6.875%	3/1/2029	4,933,000	4,816,976
Total				34,866,341

Leisure Time 0.91%
Life Time, Inc.†	5.75%	1/15/2026	5,140,000	4,949,537
Lindblad Expeditions LLC†	6.75%	2/15/2027	10,344,000	9,586,664
NCL Corp. Ltd.†	5.875%	3/15/2026	2,998,000	2,463,190
NCL Corp. Ltd.†	5.875%	2/15/2027	10,556,000	9,412,469
Royal Caribbean Cruises Ltd.†	8.25%	1/15/2029	6,282,000	6,384,397
Royal Caribbean Cruises Ltd.†	9.25%	1/15/2029	2,111,000	2,163,363
Royal Caribbean Cruises Ltd.†	11.625%	8/15/2027	7,775,000	7,997,754
Total				42,957,374

Lodging 2.24%
Boyd Gaming Corp.†	4.75%	6/15/2031	7,646,000	6,681,304
Full House Resorts, Inc.†	8.25%	2/15/2028	6,057,000	5,398,362
Genting New York LLC/GENNY Capital, Inc.†	3.30%	2/15/2026	13,593,000	12,125,330
Hilton Domestic Operating Co., Inc.†	3.625%	2/15/2032	14,878,000	12,264,902
Hilton Domestic Operating Co., Inc.†	3.75%	5/1/2029	6,424,000	5,708,720
Hilton Domestic Operating Co., Inc.	4.875%	1/15/2030	5,585,000	5,176,066
Marriott Ownership Resorts, Inc.†	4.50%	6/15/2029	9,542,000	8,055,280
MGM China Holdings Ltd. (Macau)†(d)	5.875%	5/15/2026	11,805,000	10,852,691
MGM Resorts International	4.625%	9/1/2026	5,897,000	5,447,631
Studio City Co. Ltd. (Macau)†(d)	7.00%	2/15/2027	836,000	775,390
Travel and Leisure Co.†	6.625%	7/31/2026	7,260,000	7,122,716
Wyndham Hotels & Resorts, Inc.†	4.375%	8/15/2028	11,006,000	9,855,559
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.25%	5/15/2027	17,271,000	15,846,920
Total				105,310,871

188	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Machinery-Diversified 0.91%
ATS Corp. (Canada)†(d)	4.125%	12/15/2028	$11,347,000	$9,738,219
Husky III Holding Ltd. (Canada)†(d)	13.00%	2/15/2025	5,431,000	4,752,125
Mueller Water Products, Inc.†	4.00%	6/15/2029	11,610,000	9,998,890
SPX FLOW, Inc.†	8.75%	4/1/2030	11,276,000	9,459,042
TK Elevator US Newco, Inc.†	5.25%	7/15/2027	9,844,000	8,948,147
Total				42,896,423

Media 4.74%
AMC Networks, Inc.	4.25%	2/15/2029	15,026,000	11,217,811
Belo Corp.	7.25%	9/15/2027	11,082,000	10,759,015
Cable One, Inc.†	4.00%	11/15/2030	11,416,000	9,214,367
CCO Holdings LLC/CCO Holdings Capital Corp.†	4.50%	8/15/2030	38,739,000	32,685,644
CCO Holdings LLC/CCO Holdings Capital Corp.†	4.75%	3/1/2030	38,856,000	33,452,994
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.125%	5/1/2027	5,353,000	5,072,583
CCO Holdings LLC/CCO Holdings Capital Corp.†	6.375%	9/1/2029	7,207,000	6,874,541
CSC Holdings LLC†	4.125%	12/1/2030	5,464,000	4,200,450
CSC Holdings LLC†	6.50%	2/1/2029	11,271,000	10,284,787
Directv Financing LLC/Directv Financing Co.-Obligor, Inc.†	5.875%	8/15/2027	11,283,000	10,366,200
DISH DBS Corp.	5.875%	11/15/2024	11,108,000	10,570,373
DISH Network Corp.†	11.75%	11/15/2027	10,150,000	10,445,162
Gray Escrow II, Inc.†	5.375%	11/15/2031	11,113,000	8,499,000
Nexstar Media, Inc.†	4.75%	11/1/2028	4,836,000	4,311,052
Univision Communications, Inc.†	7.375%	6/30/2030	13,152,000	13,142,333
UPC Broadband Finco BV (Netherlands)†(d)	4.875%	7/15/2031	6,226,000	5,331,324
Virgin Media Finance plc (United Kingdom)†(d)	5.00%	7/15/2030	12,178,000	10,153,347
Virgin Media Secured Finance plc (United Kingdom)†(d)	5.50%	5/15/2029	19,740,000	18,258,316
VZ Secured Financing BV (Netherlands)†(d)	5.00%	1/15/2032	9,440,000	7,823,494
Total				222,662,793

Metal Fabricate-Hardware 0.38%
Advanced Drainage Systems, Inc.†	6.375%	6/15/2030	7,112,000	6,853,017
Roller Bearing Co. of America, Inc.†	4.375%	10/15/2029	12,618,000	11,065,986
Total				17,919,003

Mining 1.81%
Arconic Corp.†	6.125%	2/15/2028	6,491,000	6,104,104
Bukit Makmur Mandiri Utama PT (Indonesia)(d)	7.75%	2/10/2026	6,811,000	5,789,350
Coeur Mining, Inc.†	5.125%	2/15/2029	16,411,000	12,805,585

See Notes to Financial Statements.	189

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Mining (continued)
Compass Minerals International, Inc.†	4.875%	7/15/2024	$5,384,000	$5,147,050
Compass Minerals International, Inc.†	6.75%	12/1/2027	10,182,000	9,619,241
FMG Resources August 2006 Pty Ltd. (Australia)†(d)	4.375%	4/1/2031	14,869,000	12,544,232
FMG Resources August 2006 Pty Ltd. (Australia)†(d)	6.125%	4/15/2032	6,840,000	6,371,118
Hecla Mining Co.	7.25%	2/15/2028	10,892,000	10,638,333
Mirabela Nickel Ltd.	1.00%	9/10/2044	51,005	5	(a)
Novelis Corp.†	3.875%	8/15/2031	10,572,000	8,681,621
Stillwater Mining Co.	4.50%	11/16/2029	262,000	211,238
Taseko Mines Ltd. (Canada)†(d)	7.00%	2/15/2026	8,667,000	7,287,933
Total				85,199,810

Miscellaneous Manufacturing 0.42%
Amsted Industries, Inc.†	4.625%	5/15/2030	8,858,000	7,500,600
LSB Industries, Inc.†	6.25%	10/15/2028	13,212,000	12,353,088
Total				19,853,688

Oil & Gas 11.85%
Aethon United BR LP/Aethon United Finance Corp.†	8.25%	2/15/2026	9,094,000	9,060,314
Antero Resources Corp.†	7.625%	2/1/2029	2,869,000	2,930,788
Apache Corp.	4.75%	4/15/2043	14,923,000	11,289,772
Apache Corp.	5.10%	9/1/2040	14,444,000	11,899,545
Ascent Resources Utica Holdings LLC/ARU Finance Corp.†	5.875%	6/30/2029	6,571,000	5,933,252
Baytex Energy Corp. (Canada)†(d)	8.75%	4/1/2027	12,052,000	12,440,376
Berry Petroleum Co. LLC†	7.00%	2/15/2026	12,109,000	11,482,783
California Resources Corp.†	7.125%	2/1/2026	9,166,000	8,925,484
Callon Petroleum Co.	6.375%	7/1/2026	6,839,000	6,574,946
Callon Petroleum Co.†	7.50%	6/15/2030	7,151,000	6,813,366
Callon Petroleum Co.†	8.00%	8/1/2028	11,620,000	11,493,749
Canacol Energy Ltd. (Canada)†(d)	5.75%	11/24/2028	8,057,000	6,801,994
Chesapeake Energy Corp.†	6.75%	4/15/2029	4,710,000	4,674,675
Chord Energy Corp.†	6.375%	6/1/2026	6,558,000	6,417,888
Civitas Resources, Inc.†	5.00%	10/15/2026	10,031,000	9,255,102
CNX Resources Corp.†	6.00%	1/15/2029	8,912,000	8,433,114
CNX Resources Corp.	7.375%	1/15/2031	6,649,000	6,660,569
Colgate Energy Partners III LLC†	5.875%	7/1/2029	7,173,000	6,606,620
Comstock Resources, Inc.†	5.875%	1/15/2030	12,253,000	11,305,843
Comstock Resources, Inc.†	6.75%	3/1/2029	8,634,000	8,442,455
Crescent Energy Finance LLC†	7.25%	5/1/2026	16,103,000	15,564,677
CrownRock LP/CrownRock Finance, Inc.†	5.00%	5/1/2029	9,186,000	8,473,166

190	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Oil & Gas (continued)
Earthstone Energy Holdings LLC†	8.00%	4/15/2027	$13,030,000	$12,560,920
Encino Acquisition Partners Holdings LLC†	8.50%	5/1/2028	11,758,000	11,271,744
Endeavor Energy Resources LP/EER Finance, Inc.†	5.75%	1/30/2028	9,468,000	9,331,708
Geopark Ltd. (Colombia)†(d)	5.50%	1/17/2027	5,460,000	4,791,669
Gulfport Energy Corp.†	8.00%	5/17/2026	13,989,004	13,960,676
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.00%	2/1/2031	9,119,000	8,413,007
Kosmos Energy Ltd.†	7.50%	3/1/2028	7,773,000	6,706,506
Laredo Petroleum, Inc.†	7.75%	7/31/2029	7,286,000	6,958,130
Laredo Petroleum, Inc.	10.125%	1/15/2028	13,059,000	13,231,836
Matador Resources Co.	5.875%	9/15/2026	14,191,000	14,076,762
MC Brazil Downstream Trading Sarl (Luxembourg)†(d)	7.25%	6/30/2031	9,909,000	8,219,258
MEG Energy Corp. (Canada)†(d)	5.875%	2/1/2029	13,393,000	12,724,087
Murphy Oil Corp.	6.375%	7/15/2028	8,822,000	8,715,871
Nabors Industries, Inc.	5.75%	2/1/2025	5,912,000	5,682,940
Nabors Industries, Inc.†	7.375%	5/15/2027	7,195,000	7,006,095
Occidental Petroleum Corp.	6.125%	1/1/2031	44,608,000	45,312,806
Occidental Petroleum Corp.	6.45%	9/15/2036	4,649,000	4,666,294
Patterson-UTI Energy, Inc.	3.95%	2/1/2028	9,394,000	8,344,915
PBF Holding Co. LLC/PBF Finance Corp.	7.25%	6/15/2025	6,534,000	6,504,466
Permian Resources Operating LLC†	5.375%	1/15/2026	14,136,000	13,138,822
Permian Resources Operating LLC†	6.875%	4/1/2027	13,418,000	13,005,598
Precision Drilling Corp. (Canada)†(d)	6.875%	1/15/2029	11,649,000	11,026,070
Range Resources Corp.†	4.75%	2/15/2030	7,461,000	6,705,648
Range Resources Corp.	8.25%	1/15/2029	5,654,000	5,905,433
ROCC Holdings LLC†	9.25%	8/15/2026	6,555,000	6,566,372
Rockcliff Energy II LLC†	5.50%	10/15/2029	12,083,000	11,100,894
SierraCol Energy Andina LLC†	6.00%	6/15/2028	9,671,000	7,233,908
SM Energy Co.	6.625%	1/15/2027	9,804,000	9,624,538
SM Energy Co.	6.75%	9/15/2026	9,487,000	9,313,341
Southwestern Energy Co.	5.375%	2/1/2029	11,282,000	10,661,490
Southwestern Energy Co.	8.375%	9/15/2028	10,515,000	10,937,739
Tap Rock Resources LLC†	7.00%	10/1/2026	8,331,000	7,804,439
Tullow Oil plc (United Kingdom)†(d)	10.25%	5/15/2026	7,453,000	6,399,630
Vermilion Energy, Inc. (Canada)†(d)	6.875%	5/1/2030	16,801,000	15,532,704
Viper Energy Partners LP†	5.375%	11/1/2027	12,224,000	11,607,262
Total				556,524,056

See Notes to Financial Statements.	191

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Oil & Gas Services 1.10%
Bristow Group, Inc.†	6.875%	3/1/2028	$5,693,000	$5,335,265
CSI Compressco LP/CSI Compressco Finance, Inc.†	7.50%	4/1/2025	1,014,000	933,146
Enerflex Ltd. (Canada)	9.00%	10/15/2027	7,437,000	7,356,123
Nine Energy Service, Inc.†	8.75%	11/1/2023	7,336,000	6,948,292
Oceaneering International, Inc.	6.00%	2/1/2028	14,681,000	13,324,035
USA Compression Partners LP/USA Compression Finance Corp.	6.875%	9/1/2027	9,416,000	9,005,133
Welltec International ApS (Denmark)†(d)	8.25%	10/15/2026	8,918,000	8,927,364
Total				51,829,358

Packaging & Containers 1.80%
Ball Corp.	2.875%	8/15/2030	17,530,000	14,275,906
Ball Corp.	6.875%	3/15/2028	6,495,000	6,724,274
Graphic Packaging International LLC†	3.50%	3/15/2028	5,605,000	4,881,152
Graphic Packaging International LLC†	3.50%	3/1/2029	8,969,000	7,640,757
LABL, Inc.†	6.75%	7/15/2026	8,347,000	7,982,361
Mauser Packaging Solutions Holding Co.†	5.50%	4/15/2024	7,635,000	7,540,680
Pactiv LLC	7.95%	12/15/2025	8,754,000	8,279,024
Sealed Air Corp.†	5.00%	4/15/2029	5,638,000	5,249,034
Sealed Air Corp.†	6.875%	7/15/2033	11,508,000	11,294,435
Silgan Holdings, Inc.	4.125%	2/1/2028	11,592,000	10,897,118
Total				84,764,741

Pharmaceuticals 3.54%
180 Medical, Inc.†	3.875%	10/15/2029	19,790,000	16,858,266
BellRing Brands, Inc.†	7.00%	3/15/2030	6,147,000	5,946,731
DT Midstream, Inc.†	4.125%	6/15/2029	10,060,000	8,875,536
Hess Midstream Operations LP†	5.125%	6/15/2028	5,824,000	5,489,120
Jazz Securities DAC (Ireland)†(d)	4.375%	1/15/2029	34,267,000	31,132,426
Option Care Health, Inc.†	4.375%	10/31/2029	14,860,000	12,677,326
Organon & Co./Organon Foreign Debt Co-Issuer BV†	4.125%	4/30/2028	20,284,000	18,275,478
Organon & Co./Organon Foreign Debt Co-Issuer BV†	5.125%	4/30/2031	20,322,000	18,056,097
Owens & Minor, Inc.†	4.50%	3/31/2029	7,354,000	6,047,084
Owens & Minor, Inc.†	6.625%	4/1/2030	8,867,000	7,891,630
Perrigo Finance Unlimited Co. (Ireland)(d)	4.40%	6/15/2030	27,428,000	23,481,797
PRA Health Sciences, Inc.†	2.875%	7/15/2026	5,218,000	4,714,124
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)(d)	5.125%	5/9/2029	7,543,000	6,781,157
Total				166,226,772

192	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Pipelines 3.16%
AI Candelaria Spain SA (Spain)†(d)	7.50%		12/15/2028	$6,332,000	$5,916,842
Antero Midstream Partners LP/Antero Midstream Finance Corp.†	5.375%		6/15/2029	7,460,000	6,890,504
Buckeye Partners LP	3.95%		12/1/2026	10,028,000	8,865,755
Buckeye Partners LP	4.125%		12/1/2027	7,654,000	6,775,857
Buckeye Partners LP	6.375% (3 Mo. LIBOR + 4.02%	)#	1/22/2078	9,306,000	7,381,519
Cheniere Energy Partners LP	3.25%		1/31/2032	11,497,000	9,370,113
Cheniere Energy, Inc.	4.625%		10/15/2028	4,937,000	4,564,528
CNX Midstream Partners LP†	4.75%		4/15/2030	9,074,000	7,578,409
CQP Holdco LP/BIP-V Chinook Holdco LLC†	5.50%		6/15/2031	12,891,000	11,843,155
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.†	8.00%		4/1/2029	12,189,000	12,302,662
Delek Logistics Partners LP/Delek Logistics Finance Corp.†	7.125%		6/1/2028	9,913,000	9,200,255
EnLink Midstream LLC†	6.50%		9/1/2030	6,951,000	7,068,368
Holly Energy Partners LP/Holly Energy Finance Corp.†	6.375%		4/15/2027	4,694,000	4,600,337
Kinetik Holdings LP†	5.875%		6/15/2030	6,823,000	6,421,159
Northriver Midstream Finance LP (Canada)†(d)	5.625%		2/15/2026	7,831,000	7,429,606
Venture Global Calcasieu Pass LLC†	3.875%		8/15/2029	3,921,000	3,391,469
Venture Global Calcasieu Pass LLC†	3.875%		11/1/2033	9,820,000	8,003,300
Venture Global Calcasieu Pass LLC†	4.125%		8/15/2031	7,589,000	6,554,164
Western Midstream Operating LP	4.30%		2/1/2030	10,321,000	9,211,234
Western Midstream Operating LP	5.50%		2/1/2050	6,394,000	5,223,738
Total					148,592,974

Real Estate 0.33%
Howard Hughes Corp. (The)†	5.375%		8/1/2028	5,290,000	4,793,031
Hunt Cos., Inc.†	5.25%		4/15/2029	5,835,000	4,848,968
Logan Group Co. Ltd. (China)(d)	4.50%		1/13/2028	10,233,000	1,290,664
Logan Group Co. Ltd. (China)(d)	5.25%		2/23/2023	6,428,000	840,461
Shimao Group Holdings Ltd. (Hong Kong)(d)	5.20%		1/16/2027	18,891,000	1,931,898
Sunac China Holdings Ltd. (China)(d)(g)	5.95%		4/26/2024	9,969,000	1,190,875
Sunac China Holdings Ltd. (China)(d)	6.50%		1/10/2025	5,883,000	685,706
Total					15,581,603

REITS 0.79%
HAT Holdings I LLC/HAT Holdings II LLC†	3.375%		6/15/2026	11,038,000	9,615,588
HAT Holdings I LLC/HAT Holdings II LLC†	3.75%		9/15/2030	12,765,000	9,149,138

See Notes to Financial Statements.	193

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
REITS (continued)
SBA Communications Corp.	3.875%		2/15/2027		$14,524,000	$13,427,328
XHR LP†	4.875%		6/1/2029		5,483,000	4,692,461
Total						36,884,515

Retail 4.92%
1011778 BC ULC/New Red Finance, Inc. (Canada)†(d)	3.50%		2/15/2029		12,363,000	10,558,222
1011778 BC ULC/New Red Finance, Inc. (Canada)†(d)	4.00%		10/15/2030		14,876,000	12,549,022
Afflelou SAS(d)(f)	4.25%		5/19/2026	EUR	4,748,000	4,513,491
Bath & Body Works, Inc.†	6.625%		10/1/2030		$9,869,000	9,252,188
Beacon Roofing Supply, Inc.†	4.125%		5/15/2029		9,429,000	7,945,394
Bloomin’ Brands, Inc./OSI Restaurant Partners LLC†	5.125%		4/15/2029		8,860,000	7,665,805
BlueLinx Holdings, Inc.†	6.00%		11/15/2029		5,615,000	4,558,285
Carrols Restaurant Group, Inc.†	5.875%		7/1/2029		8,425,000	5,930,652
CEC Entertainment LLC†	6.75%		5/1/2026		6,647,000	6,229,701
Dave & Buster’s, Inc.†	7.625%		11/1/2025		4,642,000	4,671,016
Douglas GmbH(d)(f)	6.00%		4/8/2026	EUR	5,645,000	4,904,065
Dutch Lion BV(f)	11.25%		6/15/2020	EUR	9,152,880	952	(a)
Foot Locker, Inc.†	4.00%		10/1/2029		$6,528,000	5,394,478
Gap, Inc. (The)†	3.875%		10/1/2031		13,407,000	10,139,580
Golden Goose SpA†(d)(f)	6.637% (3 Mo. EURIBOR + 4.88%	)#	5/14/2027	EUR	5,874,000	5,707,991
GPS Hospitality Holding Co. LLC/GPS Finco, Inc.†	7.00%		8/15/2028		$8,591,000	5,894,586
IRB Holding Corp.†	7.00%		6/15/2025		7,118,000	7,148,180
LCM Investments Holdings II LLC†	4.875%		5/1/2029		6,053,000	5,072,141
Macy’s Retail Holdings LLC†	5.875%		4/1/2029		11,205,000	10,435,553
Murphy Oil USA, Inc.†	3.75%		2/15/2031		14,815,000	12,149,871
Murphy Oil USA, Inc.	4.75%		9/15/2029		5,530,000	5,116,909
Nordstrom, Inc.	4.375%		4/1/2030		5,843,000	4,703,615
Papa John’s International, Inc.†	3.875%		9/15/2029		11,981,000	10,031,465
Party City Holdings, Inc.†	6.625%		8/1/2026		8,500,000	711,875
Party City Holdings, Inc.†	8.75%		2/15/2026		7,307,000	2,773,518
PetSmart, Inc./PetSmart Finance Corp.†	4.75%		2/15/2028		9,983,000	9,132,448
PetSmart, Inc./PetSmart Finance Corp.†	7.75%		2/15/2029		7,807,000	7,231,117
Punch Finance plc†(d)(f)	6.125%		6/30/2026	GBP	8,001,000	8,269,322
Rite Aid Corp.†	8.00%		11/15/2026		$6,350,000	3,964,210
SRS Distribution, Inc.†	4.625%		7/1/2028		10,250,000	9,176,876
SRS Distribution, Inc.†	6.00%		12/1/2029		7,609,000	6,247,364
Stonegate Pub Co. Financing 2019 plc(d)(f)	8.25%		7/31/2025	GBP	9,042,000	9,936,138
Victoria’s Secret & Co.†	4.625%		7/15/2029		$1,815,000	1,534,120

194	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Retail (continued)
Wendy’s International LLC	7.00%	12/15/2025		$5,091,000	$5,139,365
White Cap Buyer LLC†	6.875%	10/15/2028		7,377,000	6,368,664
Total					231,058,179

Savings & Loans 0.00%
Washington Mutual Bank(g)	6.875%	6/15/2011		10,000,000	1,000	(a)

Semiconductors 1.05%
Entegris Escrow Corp.†	4.75%	4/15/2029		10,967,000	9,939,773
Entegris, Inc.†	3.625%	5/1/2029		13,362,000	11,104,891
ON Semiconductor Corp.†	3.875%	9/1/2028		18,515,000	16,439,839
Synaptics, Inc.†	4.00%	6/15/2029		14,300,000	11,940,191
Total					49,424,694

Software 2.00%
AthenaHealth Group, Inc.†	6.50%	2/15/2030		8,008,000	6,006,857
Cloud Software Group Holdings, Inc.†	6.50%	3/31/2029		16,141,000	14,122,022
Elastic NV†	4.125%	7/15/2029		14,053,000	11,450,126
MSCI, Inc.†	3.25%	8/15/2033		6,713,000	5,282,904
MSCI, Inc.†	3.625%	11/1/2031		7,218,000	6,087,553
MSCI, Inc.†	3.875%	2/15/2031		12,470,000	10,850,895
Open Text Corp. (Canada)	6.90%	12/1/2027		4,314,000	4,324,612
PTC, Inc.†	4.00%	2/15/2028		8,220,000	7,510,573
ROBLOX Corp.†	3.875%	5/1/2030		12,357,000	10,126,623
SS&C Technologies, Inc.†	5.50%	9/30/2027		4,735,000	4,532,846
Twilio, Inc.	3.625%	3/15/2029		10,119,000	8,458,270
ZoomInfo Technologies LLC/ZoomInfo Finance Corp.†	3.875%	2/1/2029		6,321,000	5,346,302
Total					94,099,583

Telecommunications 3.14%
Altice France SA (France)†(d)	5.125%	7/15/2029		22,195,000	17,514,962
Altice France SA (France)†(d)	8.125%	2/1/2027		10,373,000	9,895,479
CommScope, Inc.†	4.75%	9/1/2029		5,406,000	4,559,745
Frontier Communications Holdings LLC†	5.875%	10/15/2027		12,943,000	12,332,091
Frontier Communications Holdings LLC†	6.00%	1/15/2030		9,590,000	7,860,108
Iliad Holding SASU (France)†(d)	7.00%	10/15/2028		7,271,000	6,873,276
Lorca Telecom Bondco S.A.(d)(f)	4.00%	9/18/2027	EUR	5,519,000	5,223,278
Matterhorn Telecom SA(d)(f)	4.00%	11/15/2027	EUR	5,113,000	4,871,908
Maxar Technologies, Inc.†	7.75%	6/15/2027		$5,394,000	5,306,833

See Notes to Financial Statements.	195

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Telecommunications (continued)
PLT VII Finance Sarl(d)(f)	4.625%		1/5/2026	EUR	7,775,000	$7,631,884
Sprint Capital Corp.	6.875%		11/15/2028		$45,063,000	47,807,787
VF Ukraine PAT via VFU Funding plc (Ukraine)†(d)	6.20%		2/11/2025		11,567,000	6,364,855
Vmed O2 UK Financing I plc (United Kingdom)†(d)	4.75%		7/15/2031		13,780,000	11,465,374
Total						147,707,580

Toys/Games/Hobbies 0.22%
Station Casinos LLC†	4.625%		12/1/2031		12,374,000	10,387,849

Transportation 0.40%
Carriage Purchaser, Inc.†	7.875%		10/15/2029		7,712,000	5,577,473
Seaspan Corp. (Hong Kong)†(d)	5.50%		8/1/2029		8,124,000	6,268,966
Watco Cos. LLC/Watco Finance Corp.†	6.50%		6/15/2027		7,080,000	6,890,610
Total						18,737,049

Trucking & Leasing 0.21%
Fortress Transportation and Infrastructure Investors LLC†	5.50%		5/1/2028		11,481,000	10,002,993

Water 0.15%
Aegea Finance Sarl (Luxembourg)†(d)	6.75%		5/20/2029		7,081,000	6,826,010
Total Corporate Bonds (cost $4,642,090,448)						4,229,376,910

FLOATING RATE LOANS(i) 2.72%

Aerospace/Defense 0.14%
Alloy Finco Limited USD Holdco Term Loan PIK 13.50% (Jersey)(d)	0.50%		3/6/2025		7,650,148	6,598,253

Building & Construction 0.12%
USIC Holdings, Inc. 2021 2nd Lien Term Loan	10.571% (1 Mo. LIBOR + 6.50%	)	5/14/2029		5,759,905	5,471,910

Building Materials 0.10%
ACProducts, Inc. 2021 Term Loan B	–	(j)	5/17/2028		6,386,000	4,676,596

Diversified Capital Goods 0.25%
Grinding Media Inc. 2021 Term Loan B	7.702% (3 Mo. LIBOR + 4.00%	)	10/12/2028		7,351,315	6,799,966
Tank Holding Corp. 2022 Term Loan	9.937% (1 Mo. SOFR + 5.75%	)	3/31/2028		5,344,406	5,123,949
Total						11,923,915

196	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Electric: Generation 0.28%
CPV Shore Holdings, LLC Term Loan	7.83% (1 Mo. LIBOR + 5.75%	)	12/29/2025		$7,326,204	$6,776,116
EFS Cogen Holdings I LLC 2020 Term Loan B	7.18% - 8.24% (3 Mo. LIBOR + 3.50%	)	10/1/2027		5,140,306	4,961,192
Frontera Generation Holdings LLC 2021 2nd Lien Term Loan	5.174% (3 Mo. LIBOR + 1.50%	)	7/28/2028		1,193,718	298,429	(k)
Frontera Generation Holdings LLC 2021 Term Loan	16.674% (3 Mo. LIBOR + 13.00%	)	7/28/2026		1,233,060	1,239,225	(k)
Total						13,274,962

Electric: Integrated 0.16%
Compass Power Generation LLC 2022 Term Loan B2	8.451% (1 Mo.Term SOFR + 4.25%	)	4/14/2029		7,478,440	7,366,263

Energy: Exploration & Production 0.22%
Kestrel Acquisition, LLC 2018 Term Loan B	8.33% (1 Mo. LIBOR + 4.25%	)	6/2/2025		10,481,943	10,098,199

Health Services 0.15%
Covetrus, Inc. Term Loan	8.784%		10/13/2029		7,621,320	7,266,471

Integrated Energy 0.11%
Oregon Clean Energy, LLC Term Loan	7.937% (1 Mo. LIBOR + 3.75%	)	3/1/2026		5,319,391	5,213,828

Machinery 0.11%
CMBF LLC Term Loan	9.879% (1 Mo. LIBOR + 6.00%	)	8/2/2028		6,062,930	5,214,120

Manufacturing 0.06%
Vue International Bidco p.l.c. 2019 EUR Term Loan B (United Kingdom)(f)(g)	–	(j)	7/3/2026	EUR	3,719,849	2,193,509
Vue International Bidco p.l.c. 2022 EUR Term Loan (United Kingdom)(f)	9.766% (3 Mo. EURIBOR + 8.00%	)	6/30/2027	EUR	490,811	482,647
Total						2,676,156

Metals/Minerals 0.21%
Peabody Energy Corporation 2018 Term Loan	6.766% (1 Mo. LIBOR + 2.75%	)	3/31/2025		$10,019,070	9,889,925

See Notes to Financial Statements.	197

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Oil & Gas 0.22%
Parkway Generation, LLC Term Loan B	8.821% (1 Mo. LIBOR + 4.75%	)	2/18/2029	$9,308,158	$9,191,806
Parkway Generation, LLC Term Loan C	8.821% (1 Mo. LIBOR + 4.75%	)	2/18/2029	1,309,694	1,293,323
Total					10,485,129

Oil Field Equipment & Services 0.26%
Ulterra Drilling Technologies, LP Term Loan B	9.321% (1 Mo. LIBOR + 5.25%	)	11/26/2025	12,714,694	12,227,276

Personal & Household Products 0.03%
Britax Child Safety, Inc. Junior Term Loan PIK 12.00%	–	(j)	3/31/2025	1,523,881	1,148,702	(k)
FGI Operating Company, LLC Exit Term Loan(g)	13.674% (3 Mo. LIBOR + 10.00%	)	5/16/2023	637,334	79,985	(k)
Revlon Consumer Products Corporation 2020 Additional Term Loan B2(g)	8.144% (3 Mo. LIBOR + 3.50%	)	6/30/2025	77	38
Total					1,228,725

Software/Services 0.27%
Proofpoint, Inc. 1st Lien Term Loan	7.985% (3 Mo. LIBOR + 3.25%	)	8/31/2028	4,852,505	4,683,444
Riverbed Technology, Inc. 2021 Exit Term Loan PIK 2.00%	8.54% (3 Mo. LIBOR + 6.00%	)	12/7/2026	19,103,239	8,077,900
Total					12,761,344

Specialty Retail 0.03%
Chinos Intermediate Holdings A, Inc. Exit Term Loan	12.415% (3 Mo. LIBOR + 8.00%	)	9/10/2027	1,386,496	1,259,632
Total Floating Rate Loans (cost $140,477,376)					127,632,704

FOREIGN GOVERNMENT OBLIGATIONS 0.07%

Sri Lanka
Sri Lanka Government International Bond†(g) (cost $9,711,572)	5.875%		7/25/2022	10,289,000	3,288,844

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 0.41%
GS Mortgage Securities Corp. Trust 2021-RSMZ MZ† (cost $20,000,000)	13.375% (1 Mo. LIBOR + 9.50%	)#	6/15/2026	20,000,000	19,087,836

198	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2022

Investments	Dividend Rate		Shares	Fair Value
PREFERRED STOCKS 0.26%

Construction & Engineering 0.11%
Fluor Corp.	6.50%		3,250	$5,219,143

Transportation Infrastructure 0.15%
ACBL Holdings Corp. Series A	Zero Coupon		74,612	1,921,259
ACBL Holdings Corp. Series B	Zero Coupon		102,014	5,100,700
Total				7,021,959
Total Preferred Stocks (cost $9,194,374)				12,241,102

	Exercise Price	Expiration Date

WARRANTS 0.00%

Machinery 0.00%
TNT Crane & Rigging, Inc.*	$4.00	10/16/2025	26,319	9,212

Specialty Retail 0.00%
Chinos Intermediate Holdings A, Inc.*	3.50		56,246	177,175
Total Warrants (cost $302,137)				186,387
Total Long-Term Investments (cost $5,017,411,241)				4,588,864,801

			Principal Amount

SHORT-TERM INVESTMENTS 0.13%

REPURCHASE AGREEMENTS 0.03%
Repurchase Agreement dated 11/30/2022, 1.750% due 12/1/2022 with Fixed Income Clearing Corp. collateralized by $1,760,100 of U.S. Treasury Note at 0.25% due 6/15/2024; value: $1,646,476; proceeds: $1,614,218 (cost $1,614,140)			$1,614,140	1,614,140

			Shares

Money Market Funds 0.09%

Fidelity Government Portfolio(m) (cost $4,309,734)			4,309,734	4,309,734

See Notes to Financial Statements.	199

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2022

Investments	Shares	Fair Value
Time Deposits 0.01%
CitiBank N.A.(m)
(cost $478,859)	478,859	$478,859
Total Short-Term Investments (cost $6,402,733)		6,402,733
Total Investments in Securities 97.82% (cost $5,023,813,974)		4,595,267,534
Other Assets and Liabilities – Net(n) 2.18%		102,282,969
Net Assets 100.00%		$4,697,550,503

EUR	Euro.
GBP	British Pound.
ADR	American Depositary Receipt.
CMT	Constant Maturity Rate.
EURIBOR	Euro Interbank Offered Rate.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
REITS	Real Estate Investment Trusts.
SOFR	Secured Overnight Financing Rate.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2022, the total value of Rule 144A securities was $3,237,999,275, which represents 68.93% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2022.
(a)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security fair valued by the Pricing Committee.
(b)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(c)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(d)	Foreign security traded in U.S. dollars.
(e)	Amount is less than $1.
(f)	Investment in non-U.S. dollar denominated securities.
(g)	Defaulted (non-income producing security).
(h)	Security is perpetual in nature and has no stated maturity.
(i)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2022.
(j)	Interest rate to be determined.
(k)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(l)	Issuer undergoing restructuring. Fair value of security includes value related to backstop rights offering representing 0.17% of net assets at November 30, 2022.
(m)	Security was purchased with the cash collateral from loaned securities.
(n)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

200	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2022

Centrally Cleared Credit Default Swaps on Indexes - Sell Protection at November 30, 2022(1):

Referenced Indexes	Central Clearing Party	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Value	Unrealized Appreciation(3)
Markit CDX.NA.HY.39(4)(5)	Bank of America	5.00%	12/20/2027	$80,498,000	$(727,779)	$1,510,039	$2,237,818

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments paid (received) by Central Clearing Party are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $2,237,818. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of high yield securities.

Centrally Cleared Consumer Price Index (“CPI”) Swaps at November 30, 2022:

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Appreciation
Bank of America	4.900%	CPI Urban Consumer NSA	1/15/2024	$331,082,000	$478,281
Bank of America	4.415%	CPI Urban Consumer NSA	6/1/2023	259,558,000	651,929
Bank of America	4.110%	CPI Urban Consumer NSA	7/1/2023	221,909,120	630,267
Bank of America	2.410%	CPI Urban Consumer NSA	9/30/2023	316,388,062	1,121,197
Unrealized Appreciation on CPI Centrally Cleared Swaps					$2,881,674

Forward Foreign Currency Exchange Contracts at November 30, 2022:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
British pound	Buy	Morgan Stanley	12/8/2022	874,000	$955,855	$1,053,546	$97,691
British pound	Buy	Morgan Stanley	12/8/2022	1,303,000	1,399,183	1,570,676	171,493
British pound	Buy	Morgan Stanley	12/8/2022	3,954,000	4,300,357	4,766,272	465,915
Euro	Buy	Bank of America	12/12/2022	2,226,000	2,210,563	2,318,116	107,553
Euro	Buy	Bank of America	12/12/2022	1,708,000	1,674,236	1,778,680	104,444
Euro	Buy	Goldman Sachs	12/12/2022	465,000	460,752	484,243	23,491
Euro	Buy	Morgan Stanley	12/12/2022	4,901,000	4,847,435	5,103,813	256,378
Euro	Buy	Morgan Stanley	12/12/2022	12,691,000	12,583,705	13,216,179	632,474
Euro	Buy	State Street Bank and Trust	12/12/2022	2,306,000	2,329,821	2,401,427	71,606
Total Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$1,931,045

See Notes to Financial Statements.	201

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2022

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Canadian dollar	Buy	State Street Bank and Trust	1/20/2023	6,314,000	$4,746,874	$4,697,611	$(49,263)
British pound	Sell	Morgan Stanley	12/8/2022	39,675,000	45,752,020	47,825,457	(2,073,437)
British pound	Sell	Morgan Stanley	12/8/2022	1,118,000	1,266,494	1,347,671	(81,177)
British pound	Sell	Morgan Stanley	12/8/2022	1,175,000	1,396,814	1,416,381	(19,567)
British pound	Sell	State Street Bank and Trust	12/8/2022	3,027,000	3,541,104	3,648,838	(107,734)
British pound	Sell	State Street Bank and Trust	12/8/2022	834,000	947,992	1,005,329	(57,337)
British pound	Sell	State Street Bank and Trust	12/8/2022	862,000	967,076	1,039,081	(72,005)
British pound	Sell	State Street Bank and Trust	12/8/2022	1,219,000	1,377,674	1,469,420	(91,746)
British pound	Sell	State Street Bank and Trust	12/8/2022	812,000	932,896	978,810	(45,914)
British pound	Sell	State Street Bank and Trust	12/8/2022	2,050,000	2,386,166	2,471,133	(84,967)
Canadian dollar	Sell	Toronto Dominion Bank	1/20/2023	6,314,000	4,587,863	4,697,611	(109,748)
Euro	Sell	Bank of America	12/12/2022	920,000	930,597	958,071	(27,474)
Euro	Sell	Morgan Stanley	12/12/2022	2,322,000	2,334,924	2,418,089	(83,165)
Euro	Sell	Morgan Stanley	12/12/2022	1,764,000	1,738,540	1,836,998	(98,458)
Euro	Sell	Morgan Stanley	12/12/2022	5,625,000	5,581,263	5,857,774	(276,511)
Euro	Sell	Morgan Stanley	12/12/2022	2,243,000	2,317,583	2,335,820	(18,237)
Euro	Sell	Morgan Stanley	12/12/2022	1,800,000	1,861,843	1,874,488	(12,645)
Euro	Sell	Morgan Stanley	12/12/2022	5,417,000	5,602,343	5,641,166	(38,823)
Euro	Sell	State Street Bank and Trust	12/12/2022	91,644,000	92,161,789	95,436,412	(3,274,623)
Euro	Sell	State Street Bank and Trust	12/12/2022	4,924,000	5,012,993	5,127,765	(114,772)
Euro	Sell	State Street Bank and Trust	12/12/2022	1,143,000	1,147,732	1,190,300	(42,568)
Euro	Sell	State Street Bank and Trust	12/12/2022	447,000	448,311	465,498	(17,187)
Euro	Sell	State Street Bank and Trust	12/12/2022	4,722,000	4,738,476	4,917,406	(178,930)
Euro	Sell	State Street Bank and Trust	12/12/2022	656,000	641,647	683,147	(41,500)
Euro	Sell	State Street Bank and Trust	12/12/2022	3,300,000	3,214,662	3,436,561	(221,899)
Euro	Sell	Toronto Dominion Bank	12/12/2022	4,791,000	4,971,097	4,989,261	(18,164)
Total Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(7,257,851)

202	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2022

Futures Contracts at November 30, 2022:

Type	Expiration	Contracts	Position		Notional Amount		Notional Value	Unrealized Appreciation
Euro-Bund	December 2022	307	Short	EUR	(44,321,648)	EUR	(43,250,160)	$1,114,991
U.S. 10-Year Treasury Note	March 2023	1,836	Long		$207,296,170		$208,386,000	1,089,830
U.S. 2-Year Treasury Note	March 2023	3,163	Long		647,847,433		649,551,706	1,704,273
U.S. 5-Year Treasury Note	March 2023	163	Long		17,596,757		17,696,961	100,204
U.S. Ultra Treasury Bond	March 2023	579	Long		78,582,689		78,906,843	324,154
Total Unrealized Appreciation on Futures Contracts								$4,333,452

Type	Expiration	Contracts	Position		Notional Amount		Notional Value	Unrealized Depreciation
U.S. 10-Year Ultra Treasury Bond	March 2023	2,161	Short		$(257,387,245)		$(258,577,156)	$(1,189,911)
U.S. Treasury Bonds	March 2023	1,179	Short		(149,174,300)		(149,733,000)	(558,700)
Total Unrealized Depreciation on Futures Contracts								$(1,748,611)

The following is a summary of the inputs used as of November 30, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$15,530,089	$–	$15,530,089
Common Stocks
Auto Components	–	3,431,314	–	3,431,314
Banks	–	–	16,453	16,453
Electric-Generation	–	–	1,314	1,314
Machinery	–	120,607	–	120,607
Miscellaneous Financials	–	3,346,892	–	3,346,892
Personal Products	–	6,669,417	133,104	6,802,521
Specialty Retail	5,045,444	482,871	2,992,644	8,520,959
Textiles, Apparel & Luxury Goods	–	4,771,746	–	4,771,746
Transportation Infrastructure	–	866,853	–	866,853
Remaining Industries	110,248,544	–	–	110,248,544
Convertible Bonds	–	43,393,727	–	43,393,727
Corporate Bonds
Mining	–	85,199,805	5	85,199,810
Retail	–	231,057,227	952	231,058,179
Savings & Loans	–	–	1,000	1,000
Remaining Industries	–	3,913,117,921	–	3,913,117,921
Floating Rate Loans
Electric: Generation	–	11,737,308	1,537,654	13,274,962
Personal & Household Products	–	38	1,228,687	1,228,725
Remaining Industries	–	113,129,017	–	113,129,017
Foreign Government Obligations	–	3,288,844	–	3,288,844
Non-Agency Commercial Mortgage-Backed Securities	–	19,087,836	–	19,087,836
Preferred Stocks	5,219,143	7,021,959	–	12,241,102
Warrants	–	186,387	–	186,387
Short-Term Investments
Repurchase Agreements	–	1,614,140	–	1,614,140
Money Market Funds	4,309,734	–	–	4,309,734
Time Deposits	–	478,859	–	478,859
Total	$124,822,865	$4,464,532,856	$5,911,813	$4,595,267,534

See Notes to Financial Statements.	203

Schedule of Investments (concluded)

HIGH YIELD FUND November 30, 2022

Investment Type(2)	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$1,510,039	$–	$1,510,039
Liabilities	–	–	–	–
Centrally Cleared CPI Swap Contracts
Assets	–	2,881,674	–	2,881,674
Liabilities	–	–	–	–
Forward Foreign Currency Exchange Contracts
Assets	–	1,931,045	–	1,931,045
Liabilities	–	(7,257,851)	–	(7,257,851)
Futures Contracts
Assets	4,333,452	–	–	4,333,452
Liabilities	(1,748,611)	–	–	(1,748,611)
Total	$2,584,841	$(935,093)	$–	$1,649,748

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

204	See Notes to Financial Statements.

Schedule of Investments

INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 102.82%

ASSET-BACKED SECURITIES 8.78%

Automobiles 2.61%
Avis Budget Rental Car Funding AESOP LLC 2021-1A D†	3.71%		8/20/2027	$12,750,000	$10,462,361
Carvana Auto Receivables Trust 2019-4A E†	4.70%		10/15/2026	7,250,000	6,795,740
Exeter Automobile Receivables Trust 2020-3A E†	3.44%		8/17/2026	7,500,000	7,074,114
Exeter Automobile Receivables Trust 2020-3A F†	5.56%		6/15/2027	6,900,000	6,572,822
Flagship Credit Auto Trust 2019-1 D†	4.08%		2/18/2025	4,000,000	3,936,812
Hertz Vehicle Financing LLC 2021-1A D†	3.98%		12/26/2025	5,000,000	4,491,633
Santander Consumer Auto Receivables Trust 2020-BA F†	7.03%		8/15/2028	8,452,000	8,389,023
Santander Consumer Auto Receivables Trust 2021-AA F†	5.79%		8/15/2028	3,100,000	2,851,974
Santander Drive Auto Receivables Trust 2022-5 B	4.43%		3/15/2027	11,275,000	10,888,267
Westlake Automobile Receivables Trust 2021-1A F†	3.91%		9/15/2027	4,150,000	3,773,559
Total					65,236,305

Credit Card 0.26%
Continental Finance Credit Card ABS Master Trust 2020-1A B†	3.66%		12/15/2028	4,000,000	3,626,976
Perimeter Master Note Business Trust 2019-2A A†	4.23%		5/15/2024	2,831,000	2,798,206
Total					6,425,182

Other 5.91%
Arbor Realty Collateralized Loan Obligation Ltd. 2021-FL2 AS†	5.275% (1 Mo. LIBOR + 1.40%	)#	5/15/2036	8,470,000	8,158,260
Avant Loans Funding Trust 2021-REV1 D†	4.30%		7/15/2030	7,135,000	6,174,900
Barings CLO Ltd. 2019-3A BR†	5.843% (3 Mo. LIBOR + 1.60%	)#	4/20/2031	4,480,000	4,321,159
BlueMountain CLO XXVIII Ltd. 2021-28A B†	5.579% (3 Mo. LIBOR + 1.50%	)#	4/15/2034	12,000,000	11,400,159
CBAM Ltd. 2017-1A D†	7.993% (3 Mo. LIBOR + 3.75%	)#	7/20/2030	2,579,907	2,312,193
CIFC Funding Ltd. 2019-2A BR†	5.579% (3 Mo. LIBOR + 1.50%	)#	4/17/2034	5,000,000	4,736,984
CIFC Funding Ltd. 2021-4A A†	5.129% (3 Mo. LIBOR + 1.05%	)#	7/15/2033	7,000,000	6,861,015

See Notes to Financial Statements.	205

Schedule of Investments (continued)

INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Elevation CLO Ltd. 2014-2A DR†	7.325% (3 Mo. Term SOFR + 3.46%	)#	10/15/2029	$1,000,000	$929,286
Fairstone Financial Issuance Trust I 2020-1A C†	5.162%		10/20/2039	15,535,000	11,100,929
Galaxy XXI CLO Ltd. 2015-21A AR†	5.263% (3 Mo. LIBOR + 1.02%	)#	4/20/2031	1,012,000	992,572
JFIN CLO Ltd. 2013-1A A1NR†	4.10% (3 Mo. LIBOR + 1.39%	)#	1/20/2030	1,851,789	1,827,454
Lending Funding Trust 2020-2A D†	6.77%		4/21/2031	4,651,000	3,976,341
Lendmark Funding Trust 2021-2A D†	4.46%		4/20/2032	5,675,000	4,181,338
LoanCore Issuer Ltd. 2022-CRE7 A†	4.891% (1 Mo. SOFR + 1.55%	)#	1/17/2037	6,490,000	6,238,691
Madison Park Funding XVII Ltd. 2015-17A BR2†	5.778% (3 Mo. LIBOR + 1.50%	)#	7/21/2030	10,000,000	9,697,608
Marble Point CLO XVII Ltd. 2020-1A A†	5.543% (3 Mo. LIBOR + 1.30%	)#	4/20/2033	4,859,946	4,774,897
Marble Point CLO XVII Ltd. 2020-1A D†	7.993% (3 Mo. LIBOR + 3.75%	)#	4/20/2033	3,375,000	3,075,857
Mariner Finance Issuance Trust 2021-AA E†	5.40%		3/20/2036	5,340,000	4,304,735
Mariner Finance Issuance Trust 2021-BA E†	4.68%		11/20/2036	3,075,000	2,319,754	(a)
Mountain View CLO LLC 2017-1A AR†	5.169% (3 Mo. LIBOR + 1.09%	)#	10/16/2029	4,208,143	4,154,330
Newark BSL CLO 2 Ltd. 2017-1A BR†	6.108% (3 Mo. LIBOR + 1.75%	)#	7/25/2030	2,500,000	2,355,454
Octagon Loan Funding Ltd. 2014-1A ARR†	5.854% (3 Mo. LIBOR + 1.18%	)#	11/18/2031	5,000,000	4,925,400
Octane Receivables Trust 2022-2A B†	5.85%		7/20/2028	11,033,000	10,835,316
Rad CLO 2 Ltd. 2018-2A BR†	5.579% (3 Mo. LIBOR + 1.50%	)#	10/15/2031	6,500,000	6,238,822
Rad CLO Ltd. 2020-7A A1†	5.279% (3 Mo. LIBOR + 1.20%	)#	4/17/2033	7,850,616	7,686,581
Romark CLO Ltd. 2017-1A A2R†	5.975% (3 Mo. LIBOR + 1.65%	)#	10/23/2030	8,890,000	8,495,271
SEB Funding LLC 2021-1A A2†	4.969%		1/30/2052	2,241,383	1,916,824
Voya CLO Ltd. 2018-4A A1AR†	5.119% (3 Mo. LIBOR + 1.04%	)#	1/15/2032	3,950,000	3,876,724
Total					147,868,854
Total Asset-Backed Securities (cost $237,600,663)					219,530,341

206	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
CORPORATE BONDS 78.21%

Agriculture 2.75%
BAT Capital Corp.	7.75%		10/19/2032	$8,432,000	$9,299,661
Cargill, Inc.†	4.00%		6/22/2032	17,298,000	16,112,780
Imperial Brands Finance plc (United Kingdom)†(b)	6.125%		7/27/2027	8,102,000	8,112,035
JT International Financial Services BV (Netherlands)†(b)	6.875%		10/24/2032	9,263,000	9,872,939
Philip Morris International, Inc.	5.625%		11/17/2029	4,513,000	4,592,803
Viterra Finance BV (Netherlands)†(b)	2.00%		4/21/2026	5,000,000	4,310,920
Viterra Finance BV (Netherlands)†(b)	3.20%		4/21/2031	14,555,000	11,056,418
Viterra Finance BV (Netherlands)†(b)	4.90%		4/21/2027	5,846,000	5,470,928
Total					68,828,484

Airlines 0.26%
American Airlines 2021-1A Pass Through Trust	2.875%		1/11/2036	4,243,000	3,425,418
American Airlines Group, Inc.†(c)	3.75%		3/1/2025	3,424,000	3,001,754
Total					6,427,172

Apparel 0.24%
PVH Corp.	7.75%		11/15/2023	5,967,000	6,102,590

Banks 12.50%
ABN AMRO Bank NV (Netherlands)†(b)	3.324% (5 Yr. Treasury CMT + 1.90%	)#	3/13/2037	4,000,000	2,900,275
Bank of America Corp.	2.482% (5 Yr. Treasury CMT + 1.20%	)#	9/21/2036	10,000,000	7,579,463
Bank of America Corp.	2.687% (SOFR + 1.32%	)#	4/22/2032	29,237,000	23,717,843
Bank of New York Mellon Corp. (The)	4.596% (SOFR + 1.76%	)#	7/26/2030	4,565,000	4,456,481
BankUnited, Inc.	5.125%		6/11/2030	9,962,000	9,261,802
BNP Paribas SA (France)†(b)	4.375% (5 Yr. Swap rate + 1.48%	)#	3/1/2033	6,844,000	6,019,390
BPCE SA (France)†(b)	3.116% (SOFR + 1.73%	)#	10/19/2032	7,584,000	5,545,844
Citigroup, Inc.	2.561% (SOFR + 1.17%	)#	5/1/2032	18,611,000	14,904,749
Citigroup, Inc.	4.91% (SOFR + 2.09%	)#	5/24/2033	15,000,000	14,293,389
Credit Suisse Group AG (Switzerland)†(b)	6.373% (SOFR + 3.34%	)#	7/15/2026	10,000,000	9,279,005

See Notes to Financial Statements.	207

Schedule of Investments (continued)

INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Danske Bank A/S (Denmark)†(b)	3.773% (1 Yr. Treasury CMT + 1.45%	)#	3/28/2025	$9,892,000	$9,527,335
Danske Bank A/S (Denmark)†(b)	5.375%		1/12/2024	12,000,000	11,939,990
Discover Bank	4.682% (5 Yr. Swap rate + 1.73%	)#	8/9/2028	7,750,000	7,465,556
Goldman Sachs Group, Inc. (The)	2.383% (SOFR + 1.25%	)#	7/21/2032	5,104,000	4,035,665
Huntington Bancshares, Inc.	2.487% (5 Yr. Treasury CMT + 1.17%	)#	8/15/2036	3,556,000	2,581,912
Intesa Sanpaolo SpA (Italy)†(b)	4.198% (1 Yr. Treasury CMT + 2.60%	)#	6/1/2032	2,014,000	1,487,058
JPMorgan Chase & Co.	2.963% (SOFR + 1.26%	)#	1/25/2033	12,620,000	10,415,631
JPMorgan Chase & Co.	4.912% (SOFR + 2.08%	)#	7/25/2033	10,000,000	9,650,180
Macquarie Bank Ltd. (Australia)†(b)	3.052% (5 Yr. Treasury CMT + 1.70%	)#	3/3/2036	9,790,000	7,053,337
Macquarie Bank Ltd. (Australia)†(b)	4.875%		6/10/2025	1,850,000	1,797,786
Macquarie Group Ltd. (Australia)†(b)	2.691% (SOFR + 1.44%	)#	6/23/2032	3,724,000	2,890,949
Morgan Stanley	2.239% (SOFR + 1.18%	)#	7/21/2032	6,125,000	4,781,362
Morgan Stanley	2.484% (SOFR + 1.36%	)#	9/16/2036	9,129,000	6,792,798
Morgan Stanley	4.431% (3 Mo. LIBOR + 1.63%	)#	1/23/2030	1,395,000	1,320,841
Morgan Stanley	5.297% (SOFR + 2.62%	)#	4/20/2037	5,000,000	4,660,122
National Australia Bank Ltd. (Australia)†(b)	2.99%		5/21/2031	3,443,000	2,699,115
National Australia Bank Ltd. (Australia)†(b)	3.933% (5 Yr. Treasury CMT + 1.88%	)#	8/2/2034	11,000,000	9,249,092
NatWest Group plc (United Kingdom)(b)	3.032% (5 Yr. Treasury CMT + 2.35%	)#	11/28/2035	7,000,000	5,146,679
State Street Corp.	4.164% (SOFR + 1.73%	)#	8/4/2033	14,402,000	13,420,228
Texas Capital Bancshares, Inc.	4.00% (5 Yr. Treasury CMT + 3.15%	)#	5/6/2031	8,000,000	7,015,092
Toronto-Dominion Bank (The) (Canada)(b)	4.456%		6/8/2032	24,515,000	23,471,657
UBS AG (Switzerland)(b)	5.125%		5/15/2024	13,800,000	13,580,980
UniCredit SpA (Italy)†(b)	5.459% (5 Yr. Treasury CMT + 4.75%	)#	6/30/2035	3,270,000	2,585,813

208	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
US Bancorp	4.967% (SOFR + 2.11%	)#	7/22/2033	$9,918,000	$9,505,181
Wells Fargo & Co.	3.35% (SOFR + 1.50%	)#	3/2/2033	15,461,000	13,237,393
Wells Fargo & Co.	4.897% (SOFR + 2.10%	)#	7/25/2033	9,955,000	9,600,184
Western Alliance Bancorp	3.00% (3 Mo. Term SOFR + 2.25%	)#	6/15/2031	2,558,000	2,185,389
Westpac Banking Corp. (Australia)(b)	2.668% (5 Yr. Treasury CMT + 1.75%	)#	11/15/2035	8,000,000	5,898,745
Westpac Banking Corp. (Australia)(b)	4.11% (5 Yr. Treasury CMT + 2.00%	)#	7/24/2034	9,061,000	7,741,867
Westpac Banking Corp. (Australia)(b)	4.322% (USD ICE 5 Yr. Swap rate + 2.24%	)#	11/23/2031	3,197,000	2,921,327
Total					312,617,505

Beverages 0.81%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.	4.70%		2/1/2036	20,975,000	20,152,292

Biotechnology 0.66%
Amgen, Inc.	4.05%		8/18/2029	12,566,000	11,988,227
Gilead Sciences, Inc.	4.00%		9/1/2036	4,975,000	4,442,080
Total					16,430,307

Chemicals 0.66%
CF Industries, Inc.	5.15%		3/15/2034	11,621,000	11,104,579
CVR Partners LP/CVR Nitrogen Finance Corp.†	6.125%		6/15/2028	6,037,000	5,457,237
Total					16,561,816

Commercial Services 0.70%
CoStar Group, Inc.†	2.80%		7/15/2030	1,995,000	1,642,318
Global Payments, Inc.	5.30%		8/15/2029	16,461,000	15,964,081
Total					17,606,399

Computers 0.84%
Dell International LLC/EMC Corp.	8.35%		7/15/2046	9,424,000	11,044,340
Leidos Holdings, Inc.	5.95%		12/1/2040	1,325,000	1,231,790
Leidos, Inc.	4.375%		5/15/2030	2,052,000	1,874,686
Leidos, Inc.	7.125%		7/1/2032	6,806,000	6,862,047
Total					21,012,863

See Notes to Financial Statements.	209

Schedule of Investments (continued)

INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Cosmetics/Personal Care 0.56%
GSK Consumer Healthcare Capital US LLC	3.625%		3/24/2032	$15,826,000	$13,981,153

Diversified Financial Services 3.82%
Aircastle Ltd.†	2.85%		1/26/2028	11,435,000	9,320,853
Ally Financial, Inc.	8.00%		11/1/2031	5,975,000	6,419,786
American Express Co.	4.42% (SOFR + 1.76%	)#	8/3/2033	8,831,000	8,381,630
American Express Co.	4.989% (SOFR + 2.26%	)#	5/26/2033	13,975,000	13,490,864
Aviation Capital Group LLC†	3.50%		11/1/2027	3,918,000	3,390,766
Avolon Holdings Funding Ltd. (Ireland)†(b)	3.95%		7/1/2024	10,118,000	9,640,795
Capital One Financial Corp.	1.343% (SOFR + .69%	)#	12/6/2024	7,151,000	6,824,305
Discover Financial Services	6.70%		11/29/2032	6,983,000	7,111,237
Intercontinental Exchange, Inc.	4.35%		6/15/2029	14,977,000	14,732,089
Midcap Financial Issuer Trust†	6.50%		5/1/2028	3,000,000	2,621,205
Navient Corp.	6.75%		6/25/2025	5,550,000	5,412,637
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%		3/15/2027	5,294,000	5,064,008
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%		4/15/2045	3,685,000	3,097,295
Total					95,507,470

Electric 9.48%
AEP Transmission Co. LLC	4.50%		6/15/2052	9,272,000	8,304,307
AES Corp. (The)	2.45%		1/15/2031	7,975,000	6,343,809
AES Panama Generation Holdings SRL (Panama)†(b)	4.375%		5/31/2030	11,000,000	9,220,455
Alfa Desarrollo SpA (Chile)†(b)	4.55%		9/27/2051	6,974,483	5,126,314
Baltimore Gas & Electric Co.	4.55%		6/1/2052	6,429,000	5,819,855
Comision Federal de Electricidad (Mexico)†(b)	4.688%		5/15/2029	20,000,000	17,534,242
Constellation Energy Generation LLC	6.25%		10/1/2039	5,185,000	5,415,816
Consumers Energy Co.	4.20%		9/1/2052	3,485,000	3,031,774
DTE Energy Co.	2.95%		3/1/2030	13,166,000	11,307,165
Duke Energy Corp.	4.50%		8/15/2032	14,776,000	14,034,480
Duquesne Light Holdings, Inc.†	2.775%		1/7/2032	14,523,000	11,402,619
Duquesne Light Holdings, Inc.	6.25%		8/15/2035	2,650,000	2,601,746
FirstEnergy Transmission LLC†	4.55%		4/1/2049	6,480,000	5,292,895
IPALCO Enterprises, Inc.	4.25%		5/1/2030	10,206,000	9,162,875
Minejesa Capital BV (Netherlands)†(b)	4.625%		8/10/2030	12,000,000	10,500,000
NextEra Energy Capital Holdings, Inc.	5.00%		7/15/2032	10,158,000	10,161,336

210	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Electric (continued)
NRG Energy, Inc.†	4.45%	6/15/2029	$14,584,000	$13,443,801
Oglethorpe Power Corp.	5.95%	11/1/2039	9,881,000	9,686,734
Oncor Electric Delivery Co. LLC†	4.55%	9/15/2032	6,984,000	6,889,850
Pacific Gas and Electric Co.	4.55%	7/1/2030	21,283,000	19,439,118
Puget Energy, Inc.	4.10%	6/15/2030	18,809,000	16,925,168
Southern Co. (The)	4.475%	8/1/2024	11,126,000	10,963,549
Tampa Electric Co.	5.00%	7/15/2052	7,475,000	7,036,180
TransAlta Corp. (Canada)(b)	7.75%	11/15/2029	5,000,000	5,143,100
Vistra Operations Co. LLC†	3.55%	7/15/2024	13,009,000	12,479,337
Total				237,266,525

Energy-Alternate Sources 0.12%
Topaz Solar Farms LLC†	5.75%	9/30/2039	3,210,369	2,981,502

Engineering & Construction 0.82%
Cellnex Finance Co. S.A. (Spain)†(b)	3.875%	7/7/2041	8,563,000	5,812,551
Fluor Corp.	4.25%	9/15/2028	16,240,000	14,806,820
Total				20,619,371

Gas 1.12%
ONE Gas, Inc.	4.25%	9/1/2032	9,976,000	9,553,106
Southwest Gas Corp.	4.05%	3/15/2032	21,000,000	18,343,931
Total				27,897,037

Health Care-Products 1.02%
Alcon Finance Corp.†	5.375%	12/6/2032	10,000,000	10,084,167
GE Healthcare Holding LLC†	5.65%	11/15/2027	15,073,000	15,379,981
Total				25,464,148

Health Care-Services 3.76%
Centene Corp.	3.375%	2/15/2030	28,116,000	23,985,564
Elevance Health, Inc.	2.25%	5/15/2030	12,000,000	10,033,243
Elevance Health, Inc.	4.10%	5/15/2032	9,977,000	9,409,779
Elevance Health, Inc.	5.50%	10/15/2032	3,636,000	3,756,855
Fresenius Medical Care US Finance III, Inc.†	3.00%	12/1/2031	8,000,000	6,120,037
Humana, Inc.	3.70%	3/23/2029	21,804,000	20,095,292
Humana, Inc.	5.875%	3/1/2033	7,457,000	7,768,807
UnitedHealth Group, Inc.	5.875%	2/15/2053	11,639,000	12,898,056
Total				94,067,633

See Notes to Financial Statements.	211

Schedule of Investments (continued)

INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Home Builders 0.45%
PulteGroup, Inc.	6.375%		5/15/2033	$3,997,000	$3,977,521
Toll Brothers Finance Corp.	3.80%		11/1/2029	5,696,000	4,812,922
Toll Brothers Finance Corp.	4.875%		3/15/2027	2,749,000	2,577,836
Total					11,368,279

Insurance 2.41%
Aon Corp.	8.205%		1/1/2027	5,545,000	5,791,226
Assurant, Inc.	2.65%		1/15/2032	3,049,000	2,269,938
Assurant, Inc.	3.70%		2/22/2030	9,896,000	8,467,820
Brown & Brown, Inc.	4.20%		3/17/2032	11,975,000	10,497,599
CNO Financial Group, Inc.	5.25%		5/30/2029	9,239,000	8,820,132
First American Financial Corp.	2.40%		8/15/2031	4,000,000	2,967,908
Global Atlantic Fin Co.†	4.70% (5 Yr. Treasury CMT + 3.80%	)#	10/15/2051	5,469,000	4,052,494
Intact Financial Corp. (Canada)†(b)	5.459%		9/22/2032	6,983,000	6,970,787
Protective Life Corp.	8.45%		10/15/2039	5,103,000	6,124,261
Selective Insurance Group, Inc.	5.375%		3/1/2049	5,081,000	4,444,466
Total					60,406,631

Internet 1.44%
Amazon.com, Inc.	4.70%		12/1/2032	16,300,000	16,457,081
Netflix, Inc.†	5.375%		11/15/2029	20,000,000	19,660,080
Total					36,117,161

Lodging 0.31%
Hyatt Hotels Corp.	1.30%		10/1/2023	8,000,000	7,728,705

Machinery-Diversified 0.88%
Flowserve Corp.	2.80%		1/15/2032	8,450,000	6,331,419
nVent Finance Sarl (Luxembourg)(b)	4.55%		4/15/2028	13,500,000	12,499,128
SPX FLOW, Inc.†	8.75%		4/1/2030	3,938,000	3,303,450
Total					22,133,997

Media 2.18%
Charter Communications Operating LLC/Charter Communications Operating Capital	6.484%		10/23/2045	15,031,000	14,180,690
Comcast Corp.	5.50%		11/15/2032	5,371,000	5,634,747
FactSet Research Systems, Inc.	3.45%		3/1/2032	9,551,000	8,058,624
Time Warner Cable Enterprises LLC	8.375%		7/15/2033	9,175,000	10,306,525
Time Warner Cable LLC	7.30%		7/1/2038	15,865,000	16,246,024
Total					54,426,610

212	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Mining 0.53%
Alcoa Nederland Holding BV (Netherlands)†(b)	4.125%	3/31/2029	$15,000,000	$13,173,000

Oil & Gas 10.63%
Aethon United BR LP/Aethon United Finance Corp.†	8.25%	2/15/2026	10,000,000	9,962,958
Aker BP ASA (Norway)†(b)	3.10%	7/15/2031	10,000,000	8,249,063
Antero Resources Corp.†	5.375%	3/1/2030	9,975,000	9,359,044
Baytex Energy Corp. (Canada)†(b)	8.75%	4/1/2027	5,000,000	5,161,125
Berry Petroleum Co. LLC†	7.00%	2/15/2026	7,760,000	7,358,692
California Resources Corp.†	7.125%	2/1/2026	2,733,000	2,661,286
Callon Petroleum Co.†	8.00%	8/1/2028	10,000,000	9,891,350
Chord Energy Corp.†	6.375%	6/1/2026	7,500,000	7,339,763
Civitas Resources, Inc.†	5.00%	10/15/2026	8,000,000	7,381,200
Comstock Resources, Inc.†	5.875%	1/15/2030	5,000,000	4,613,500
Continental Resources, Inc.†	5.75%	1/15/2031	25,575,000	23,996,948
Crescent Energy Finance LLC†	7.25%	5/1/2026	12,000,000	11,598,840
Diamondback Energy, Inc.	3.125%	3/24/2031	10,000,000	8,424,634
Diamondback Energy, Inc.	3.50%	12/1/2029	5,488,000	4,890,243
Earthstone Energy Holdings LLC†	8.00%	4/15/2027	7,100,000	6,844,400
Encino Acquisition Partners Holdings LLC†	8.50%	5/1/2028	4,587,000	4,397,303
Eni SpA (Italy)†(b)	5.70%	10/1/2040	11,398,000	10,642,899
EQT Corp.	7.00%	2/1/2030	16,202,000	17,067,650
Gulfport Energy Corp.†	8.00%	5/17/2026	4,864,000	4,854,150
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.25%	11/1/2028	10,000,000	9,534,375
Laredo Petroleum, Inc.†	7.75%	7/31/2029	2,750,000	2,626,250
Laredo Petroleum, Inc.	10.125%	1/15/2028	6,000,000	6,079,410
Nabors Industries Ltd.†	7.25%	1/15/2026	6,000,000	5,776,170
Occidental Petroleum Corp.	6.625%	9/1/2030	6,500,000	6,789,250
OGX Austria GmbH (Brazil)†(b)(d)	8.50%	6/1/2018	1,800,000	36
Ovintiv, Inc.	6.50%	2/1/2038	7,362,000	7,504,128
Ovintiv, Inc.	6.625%	8/15/2037	4,595,000	4,763,285
Patterson-UTI Energy, Inc.	5.15%	11/15/2029	9,976,000	8,940,725
Permian Resources Operating LLC†	6.875%	4/1/2027	9,250,000	8,965,701
Precision Drilling Corp. (Canada)†(b)	6.875%	1/15/2029	3,250,000	3,076,206
ROCC Holdings LLC†	9.25%	8/15/2026	10,000,000	10,017,349
Suncor Energy, Inc. (Canada)(b)	7.875%	6/15/2026	6,422,000	6,929,837
Tap Rock Resources LLC†	7.00%	10/1/2026	8,500,000	7,962,758
Vermilion Energy, Inc. (Canada)†(b)	6.875%	5/1/2030	10,000,000	9,245,107
W&T Offshore, Inc.†	9.75%	11/1/2023	3,000,000	2,972,070
Total				265,877,705

See Notes to Financial Statements.	213

Schedule of Investments (continued)

INCOME FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Oil & Gas Services 0.20%
NOV, Inc.	3.60%	12/1/2029	$5,632,000	$5,029,197

Pharmaceuticals 5.50%
AbbVie, Inc.	3.20%	11/21/2029	46,000,000	42,042,005
Bayer Corp.†	6.65%	2/15/2028	12,162,000	12,549,330
Bayer US Finance II LLC†	4.375%	12/15/2028	7,450,000	7,078,811
Becton Dickinson & Co.	4.298%	8/22/2032	14,976,000	14,274,510
Cigna Corp.	2.40%	3/15/2030	6,767,000	5,754,118
Cigna Corp.	4.375%	10/15/2028	19,225,000	18,756,009
CVS Health Corp.	3.25%	8/15/2029	32,943,000	29,788,465
CVS Health Corp.	4.78%	3/25/2038	7,981,000	7,386,592
Total				137,629,840

Pipelines 1.03%
Eastern Gas Transmission & Storage, Inc.	4.60%	12/15/2044	5,529,000	4,606,241
NGPL PipeCo LLC†	4.875%	8/15/2027	20,258,000	19,299,700
Western Midstream Operating LP	4.75%	8/15/2028	2,000,000	1,853,400
Total				25,759,341

REITS 2.89%
American Tower Corp.	3.80%	8/15/2029	11,950,000	10,944,469
Crown Castle, Inc.	3.30%	7/1/2030	25,500,000	22,452,717
EPR Properties	3.75%	8/15/2029	5,000,000	3,943,930
EPR Properties	4.95%	4/15/2028	10,000,000	8,685,527
GLP Capital LP/GLP Financing II, Inc.	5.75%	6/1/2028	7,325,000	7,097,357
VICI Properties LP/VICI Note Co., Inc.†	4.625%	6/15/2025	20,000,000	19,162,952
Total				72,286,952

Retail 1.15%
Lowe’s Cos., Inc.	5.00%	4/15/2033	19,000,000	18,918,302
McDonald’s Corp.	4.60%	9/9/2032	9,977,000	9,929,272
Total				28,847,574

Semiconductors 2.22%
Advanced Micro Devices, Inc.	3.924%	6/1/2032	5,324,000	5,031,292
Advanced Micro Devices, Inc.	4.393%	6/1/2052	4,640,000	4,128,771
Broadcom, Inc.†	4.15%	4/15/2032	36,495,000	32,210,713
Qorvo, Inc.†	3.375%	4/1/2031	10,000,000	8,036,300
Qorvo, Inc.	4.375%	10/15/2029	7,023,000	6,241,691
Total				55,648,767

214	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Software 3.17%
Fidelity National Information Services, Inc.	5.10%		7/15/2032	$9,976,000	$9,764,127
Oracle Corp.	5.375%		7/15/2040	15,452,000	14,293,061
Oracle Corp.	6.125%		7/8/2039	12,298,000	12,297,706
Oracle Corp.	6.25%		11/9/2032	10,650,000	11,248,266
ServiceNow, Inc.	1.40%		9/1/2030	17,120,000	13,350,786
Workday, Inc.	3.80%		4/1/2032	20,630,000	18,451,813
Total					79,405,759

Telecommunications 2.91%
America Movil SAB de CV (Mexico)†(b)	5.375%		4/4/2032	11,000,000	10,161,250
Sprint Capital Corp.	6.875%		11/15/2028	29,675,000	31,482,504
T-Mobile USA, Inc.	3.875%		4/15/2030	11,925,000	10,963,850
Verizon Communications, Inc.	2.10%		3/22/2028	2,590,000	2,268,227
Verizon Communications, Inc.	2.355%		3/15/2032	11,925,000	9,582,437
Xiaomi Best Time International Ltd. (Hong Kong)(b)	2.875%		7/14/2031	12,000,000	8,283,843
Total					72,742,111

Transportation 0.19%
FedEx Corp.	4.25%		5/15/2030	4,975,000	4,678,124
Total Corporate Bonds (cost $2,144,925,724)					1,956,784,020

FLOATING RATE LOANS(e) 1.57%

Aerospace/Defense 0.00%
Alloy Finco Limited USD Holdco PIK Term Loan PIK 13.50% (Jersey)(b)	0.50% - 13.50%		3/6/2025	33,239	28,669

Health Care Services 0.04%
WP CityMD Bidco LLC 2021 1st Lien Term Loan B	–	#(f)	12/22/2028	1,078,444	1,075,074

Lodging 0.04%
Resorts World Las Vegas LLC Term Loan A	5.571% (1 Mo. LIBOR + 1.50%	)	4/16/2024	1,087,500	1,076,625

Oil & Gas 1.13%
Southwestern Energy Company 2021 Term Loan	6.203% (3 Mo. SOFR + 2.50%	)#	6/22/2027	28,569,675	28,283,978

Real Estate Investment Trusts 0.16%
Invitation Homes Operating Partnership LP 2020 Term Loan A	5.016% (1 Mo. LIBOR + 1.00%	)	1/31/2025	3,911,798	3,843,341

See Notes to Financial Statements.	215

Schedule of Investments (continued)

INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Telecommunications 0.20%
Drive Chassis HoldCo, LLC 2019 2nd Lien Term Loan	10.609% (1 Mo. LIBOR + 6.75%	)#	4/10/2026	$5,000,000	$4,990,625
Total Floating Rate Loans (cost $39,653,910)					39,298,312

FOREIGN GOVERNMENT OBLIGATIONS 0.04%

Sri Lanka
Sri Lanka Government International Bond†(b) (cost $2,663,102)	5.875%		7/25/2022	2,840,000	907,796

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.00%
Government National Mortgage Assoc. 2013-48 IO (Cost $273,541)	0.35%	#(g)	7/16/2054	6,835,164	74,706

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 5.04%
Fannie Mae or Freddie Mac(h)	4.00%		TBA	9,300,000	8,800,488
Fannie Mae or Freddie Mac(h)	4.50%		TBA	27,650,000	26,922,027
Fannie Mae or Freddie Mac(h)	5.00%		TBA	27,650,000	27,516,070
Fannie Mae or Freddie Mac(h)	5.50%		- TBA	17,350,000	17,542,894
Fannie Mae Pool	3.50%		7/1/2045	8,662,767	8,083,436
Federal National Mortgage Assoc.	2.50%		5/1/2051	13,414,181	11,715,598
Ginnie Mae(h)	4.50%		TBA	12,950,000	12,688,028
Ginnie Mae(h)	5.00%		TBA	12,850,000	12,838,957
Total Government Sponsored Enterprises Pass-Throughs (cost $125,778,431)					126,107,498

MUNICIPAL BONDS 0.60%

Government
State of Illinois (cost $16,002,265)	5.10%		6/1/2033	15,610,000	15,064,544

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 2.48%
BBCMS Mortgage Trust 2019-BWAY C†	5.485% (1 Mo. LIBOR + 1.61%	)#	11/15/2034	3,950,000	3,555,385
BX Commercial Mortgage Trust 2019-IMC E†	6.023% (1 Mo. LIBOR + 2.15%	)#	4/15/2034	4,000,000	3,726,166
Commercial Mortgage Pass-Through Certificates 2015-PC1 C	4.434%	#(g)	7/10/2050	3,017,634	2,682,612
CS Master Trust 2021-AHP A†	7.805% (1 Mo. LIBOR + 3.95%	)#	4/15/2025	4,200,000	4,182,759	(a)
CS Master Trust 2021-BLUF A†	8.033% (1 Mo. LIBOR + 4.18%	)#	4/15/2023	2,400,000	2,378,225	(a)

216	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae Connecticut Avenue Securities 2021-R02 2M2†	5.521% (1 Mo. SOFR + 2.00%	)#	11/25/2041	$3,780,000	$3,411,752
Freddie Mac STACR REMIC Trust 2021-DNA7 M2†	5.321% (1 Mo. SOFR + 1.80%	)#	11/25/2041	4,770,000	4,433,702
Freddie Mac STACR REMIC Trust 2021-HQA4 M1†	4.471% (1 Mo. SOFR + .95%	)#	12/25/2041	10,136,004	9,513,199
Great Wolf Trust 2019-WOLF A†	4.909% (1 Mo. LIBOR + 1.03%	)#	12/15/2036	8,100,000	7,825,378
GS Mortgage Securities Corp. Trust 2021-ROSS G†	8.526% (1 Mo. LIBOR + 4.65%	)#	5/15/2026	5,160,000	4,330,459
GS Mortgage Securities Trust 2013-GC12 XA	1.472%	#(g)	6/10/2046	17,580,340	18,375
GS Mortgage Securities Trust 2013-GC12 XB	0.628%	#(g)	6/10/2046	47,400,000	38,811
GS Mortgage Securities Trust 2015-GS1 XB	0.327%	#(g)	11/10/2048	30,000,000	184,242
HPLY Trust 2019-HIT A†	4.875% (1 Mo. LIBOR + 1.00%	)#	11/15/2036	2,871,310	2,791,517
Hudsons Bay Simon JV Trust 2015-HB10 XB10†	0.723%	#(g)	8/5/2034	16,028,000	1,837
Hudsons Bay Simon JV Trust 2015-HB7 XB7†	0.665%	#(g)	8/5/2034	18,308,000	2,074
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 C	4.372%	#(g)	7/15/2048	1,674,000	1,477,637
Merrill Lynch Mortgage Investors Trust 2006-AF2 AF1	6.25%		10/25/2036	391,102	192,910
One Bryant Park Trust 2019-OBP A†	2.516%		9/15/2054	10,000,000	8,240,490
VMC Finance LLC 2019-FL3 A†	5.011% (1 Mo. LIBOR + 1.10%	)#	9/15/2036	368,505	362,928
Wells Fargo Commercial Mortgage Trust 2013-LC12 D†	4.431%	#(g)	7/15/2046	2,255,889	789,561
Wells Fargo Commercial Mortgage Trust 2017-C41 AS	3.785%	#(g)	11/15/2050	2,089,000	1,877,631
Total Non-Agency Commercial Mortgage-Backed Securities (cost $69,035,577)					62,017,650

U.S. TREASURY OBLIGATIONS 6.10%
U.S. Treasury Bond	2.00%		11/15/2041	18,725,000	13,648,038
U.S. Treasury Bond	3.00%		8/15/2052	37,451,000	32,079,122
U.S. Treasury Bond	4.00%		11/15/2042	64,763,000	65,086,815
U.S. Treasury Inflation Indexed Bond(i)	0.125%		2/15/2052	23,455,080	16,271,665
U.S. Treasury Inflation Indexed Note(i)	0.625%		7/15/2032	27,145,565	25,554,695
Total U.S. Treasury Obligations (cost $156,664,008)					152,640,335
Total Long-Term Investments (cost $2,792,597,221)					2,572,425,202

See Notes to Financial Statements.	217

Schedule of Investments (continued)

INCOME FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 0.52%

REPURCHASE AGREEMENTS 0.52%
Repurchase Agreement dated 11/30/2022, 1.750% due 12/1/2022 with Fixed Income Clearing Corp. collateralized by $3,162,700, of U.S. Treasury Note at 2.125% due 3/31/2024; value: $3,066,358; proceeds: $3,006,301 (cost $3,006,155)			$3,006,155	$3,006,155
Repurchase Agreement dated 11/30/2022, 3.740% due 12/1/2022 with Barclays Bank PLC collateralized by $12,345,000 of U.S. Treasury Note at 2.875% due 05/15/2052; value: $10,199,439; proceeds: $10,000,489 (cost $9,999,450)			9,999,450	9,999,450
Total Short-Term Investments (cost $13,005,605)				13,005,605
Total Investments in Securities 103.34% (cost $2,805,602,826)				2,585,430,807
Other Assets and Liabilities – Net(j) (3.34)%				(83,606,012)
Net Assets 100.00%				$2,501,824,795

CMT	Constant Maturity Rate.
ICE	Intercontinental Exchange.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
REITS	Real Estate Investment Trusts.
SOFR	Secured Overnight Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2022, the total value of Rule 144A securities was $918,657,703, which represents 36.72% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2022.
(a)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(b)	Foreign security traded in U.S. dollars.
(c)	Security has been fully or partially segregated for open reverse repurchase agreements as of November 30, 2022 (See Note 2(n)).
(d)	Defaulted (non-income producing security).
(e)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2022.
(f)	Interest rate to be determined.
(g)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(h)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(i)	Treasury Inflation Protected Security. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.
(j)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and futures contracts as follows:

218	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2022

Forward Foreign Currency Exchange Contracts at November 30, 2022:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciatio
Canadian dollar	Sell	Toronto Dominion Bank	1/20/2023	14,691,000	$10,674,737	$10,930,092	$(255,355)

Futures Contracts at November 30, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2023	1,964	Long	$402,300,017	$403,325,814	$1,025,797
U.S. Long Bond	March 2023	119	Long	15,053,349	15,113,000	59,651
U.S. Ultra Treasury Bond	March 2023	1,527	Long	207,246,575	208,101,469	854,894
Total Unrealized Appreciation on Futures Contracts						$1,940,342

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 10-Year Ultra Treasury Bond	March 2023	2,380	Short	$(283,508,178)	$(284,781,875)	$(1,273,697)
U.S. 5-Year Treasury Note	March 2023	1,829	Short	(197,544,616)	(198,575,102)	(1,030,486)
Total Unrealized Depreciation on Futures Contracts						$(2,304,183)

Reverse Repurchase Agreement Payable as of November 30, 2022:

Counterparty	Principal	Collateral Held by Counterparty	Interest Rate(1)	Trade Date	Maturity Date(2)	Fair Value(3)
Barclays Bank plc	$56,875	$65,001 principal, American Airlines Group, Inc. At 3.75% due 3/1/2025, $56,986 fair value	(10.00%)	07/22/2022	On Demand	$54,837

(1)	The negative interest rate on the reverse repurchase agreement results in interest income to the Fund.
(2)	This reverse repurchase agreement has no stated maturity and may be terminated by either party at any time.
(3)	Total fair value of reverse repurchase agreement is presented net of interest receivable of $2,038.

See Notes to Financial Statements.	219

Schedule of Investments (concluded)

INCOME FUND November 30, 2022

The following is a summary of the inputs used as of November 30, 2022 in valuing the Fund’s investments carried at fair value(1) :

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Other	$–	$145,549,100	$2,319,754	$147,868,854
Remaining Industries	–	71,661,487	–	71,661,487
Corporate Bonds	–	1,956,784,020	–	1,956,784,020
Floating Rate Loans	–	39,298,312	–	39,298,312
Foreign Government Obligations	–	907,796	–	907,796
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	74,706	–	74,706
Government Sponsored Enterprises Pass-Throughs	–	126,107,498	–	126,107,498
Municipal Bonds	–	15,064,544	–	15,064,544
Non-Agency Commercial Mortgage-Backed Securities	–	55,456,666	6,560,984	62,017,650
U.S. Treasury Obligations	–	152,640,335	–	152,640,335
Short-Term Investments
Repurchase Agreements	–	13,005,605	–	13,005,605
Total	$–	$2,576,550,069	$8,880,738	$2,585,430,807
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$–	$–	$–
Liabilities	–	(255,355)	–	(255,355)
Futures Contracts
Assets	1,940,342	–	–	1,940,342
Liabilities	(2,304,183)	–	–	(2,304,183)
Reverse Repurchase Agreements
Assets	–	–	–	–
Liabilities	–	(54,837)	–	(54,837)
Total	$(363,841)	$(310,192)	$–	$(674,033)

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

220	See Notes to Financial Statements.

Schedule of Investments

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 87.74%

ASSET-BACKED SECURITIES 25.87%

Automobiles 5.08%
Ally Auto Receivables Trust 2019-3 A3	1.93%	5/15/2024	$418,277	$417,476
Avis Budget Rental Car Funding AESOP LLC 2019-2A A†	3.35%	9/22/2025	8,464,000	8,130,178
Avis Budget Rental Car Funding AESOP LLC 2020-1A D†	3.34%	8/20/2026	5,000,000	4,223,078
Capital One Prime Auto Receivables Trust 2022-2 A2A	3.74%	9/15/2025	8,030,000	7,930,878
CarMax Auto Owner Trust 2020-2 A3	1.70%	11/15/2024	46,120	45,741
Carvana Auto Receivables Trust 2021-N1 A	0.70%	1/10/2028	277,227	259,484
Carvana Auto Receivables Trust 2021-N2 A1	0.32%	3/10/2028	787,370	772,934
Carvana Auto Receivables Trust 2022-P1 A3	3.35%	2/10/2027	12,310,000	11,813,459
CPS Auto Receivables Trust 2019-C D†	3.17%	6/16/2025	118,316	117,830
Credit Acceptance Auto Loan Trust 2021-3A A†	1.00%	5/15/2030	1,325,000	1,250,166
Donlen Fleet Lease Funding 2 LLC 2021-2 A2†	0.56%	12/11/2034	3,617,470	3,486,572
Drive Auto Receivables Trust 2019-2 D	3.69%	8/17/2026	542,646	538,332
Drive Auto Receivables Trust 2019-4 D	2.70%	2/16/2027	952,313	935,147
Drive Auto Receivables Trust 2021-1 C	1.02%	6/15/2027	875,000	851,069
Exeter Automobile Receivables Trust 2020-2A E†	7.19%	9/15/2027	15,258,000	15,219,089
Exeter Automobile Receivables Trust 2021-2A C	0.98%	6/15/2026	960,000	916,386
Exeter Automobile Receivables Trust 2021-2A D	1.40%	4/15/2027	1,675,000	1,507,905
Exeter Automobile Receivables Trust 2021-3A E†	3.04%	12/15/2028	1,680,000	1,425,671
Ford Credit Auto Owner Trust 2020-C A3	0.41%	7/15/2025	691,735	673,344
Ford Credit Auto Owner Trust 2022-1 A†	3.88%	11/15/2034	8,255,000	7,904,622
Ford Credit Auto Owner Trust REV1 2018-1 A†	3.19%	7/15/2031	4,225,000	4,033,756
Ford Credit Auto Owner Trust REV1 2021-1 A†	1.37%	10/17/2033	1,785,000	1,587,190
Ford Credit Auto Owner Trust REV2 2019-1 A†	3.52%	7/15/2030	1,143,000	1,116,269
GLS Auto Receivables Issuer Trust 2021-3A A†	0.42%	1/15/2025	1,072,173	1,064,597
GM Financial Automobile Leasing Trust 2022-2 A3	3.42%	6/20/2025	8,300,000	8,096,270
Hertz Vehicle Financing III LP 2021-2A A†	1.68%	12/27/2027	8,397,000	7,193,049
Hertz Vehicle Financing LLC 2021-1A A†	1.21%	12/26/2025	3,385,000	3,106,208
Hertz Vehicle Financing LLC 2021-1A D†	3.98%	12/26/2025	5,000,000	4,491,633
Mercedes-Benz Auto Receivables Trust 2022-1 A3	5.21%	8/16/2027	2,575,000	2,578,755
OneMain Direct Auto Receivables Trust 2019-1 A†	3.63%	9/14/2027	10,899,000	10,422,707
OneMain Direct Auto Receivables Trust 2021-1A A†	0.87%	7/14/2028	5,545,000	5,096,644
Santander Drive Auto Receivables Trust 2021-1 C	0.75%	2/17/2026	742,635	730,530
Santander Drive Auto Receivables Trust 2022-5 A2	3.98%	1/15/2025	8,535,000	8,473,383

See Notes to Financial Statements.	221

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Automobiles (continued)
Santander Retail Auto Lease Trust 2021-A A3†	0.51%		7/22/2024	$2,915,000	$2,828,928
Santander Retail Auto Lease Trust 2021-C A2†	0.29%		4/22/2024	418,345	417,033
Westlake Automobile Receivables Trust 2019-2A D†	3.20%		11/15/2024	537,839	536,485
Westlake Automobile Receivables Trust 2021-2A A2A†	0.32%		4/15/2025	1,633,887	1,613,002
Westlake Automobile Receivables Trust 2021-2A C†	0.89%		7/15/2026	1,865,000	1,758,710
World Omni Automobile Lease Securitization Trust 2020-B A3	0.45%		2/15/2024	338,594	335,415
World Omni Select Auto Trust 2019-A C	2.38%		12/15/2025	226,000	222,676
World Omni Select Auto Trust 2019-A D	2.59%		12/15/2025	572,000	561,946
Total					134,684,547

Credit Card 2.38%
American Express Credit Account Master Trust 2022-2 A	3.39%		5/15/2027	11,400,000	11,027,108
American Express Credit Account Master Trust 2022-3 A	3.75%		8/15/2027	11,805,000	11,497,023
BA Credit Card Trust 2022-A2 A2	5.00%		4/17/2028	2,415,000	2,417,884
Capital One Multi-Asset Execution Trust 2022-A2 A	3.49%		5/15/2027	14,055,000	13,598,402
Capital One Multi-Asset Execution Trust 2022-A3 A	4.95%		10/15/2027	5,015,000	5,041,235
Chase Issuance Trust 2022-A1 A	3.97%		9/15/2027	4,165,000	4,080,708
Discover Card Execution Note Trust 2022-A3 A3	3.56%		7/15/2027	9,165,000	8,803,880
Discover Card Execution Note Trust 2022-A4 A	5.03%		10/15/2027	6,535,000	6,570,303
Total					63,036,543

Home Equity 0.00%
New Century Home Equity Loan Trust 2005-A A6	4.706%		8/25/2035	9,300	8,758

Other 17.69%
ACREC Ltd. 2021-FL1 A†	5.061% (1 Mo. LIBOR + 1.15%	)#	10/16/2036	8,973,000	8,558,124
ACRES Commercial Realty Ltd. 2021-FL2 A†	5.311% (1 Mo. LIBOR + 1.40%	)#	1/15/2037	13,290,000	12,888,839
Affirm Asset Securitization Trust 2021-B A†	1.03%		8/17/2026	3,550,000	3,347,246
Affirm Asset Securitization Trust 2022-X1 A†	1.75%		2/15/2027	8,810,654	8,551,863
AMMC CLO Ltd. 2016-19A CR†	6.629% (3 Mo. LIBOR + 2.55%	)#	10/16/2028	750,000	735,707

222	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
AMMC CLO Ltd. 2020-23A A1R†	5.119% (3 Mo. LIBOR + 1.04%	)#	10/17/2031	$15,000,000	$14,631,465
Amur Equipment Finance Receivables VII LLC 2019-1A A2†	2.63%		6/20/2024	40,501	40,422
Anchorage Capital CLO 3-R Ltd. 2014-3RA A†	5.424% (3 Mo. LIBOR + 1.05%	)#	1/28/2031	951,406	933,426
Anchorage Capital CLO 4-R Ltd. 2014-4RA A†	5.424% (3 Mo. LIBOR + 1.05%	)#	1/28/2031	1,187,176	1,167,761
Apidos CLO XXIV 2016-24A A1AL†	5.193% (3 Mo. LIBOR + .95%	)#	10/20/2030	510,000	500,972
Apidos Clo Xxv 2016-25A A1R†	5.413% (3 Mo. LIBOR + 1.17%	)#	10/20/2031	6,970,000	6,813,771
Apidos CLO XXXI 2019-31A A1R†	5.179% (3 Mo. LIBOR + 1.10%	)#	4/15/2031	5,000,000	4,900,000
Aqua Finance Trust 2021-A A†	1.54%		7/17/2046	3,582,127	3,273,740
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL2 A†	4.975% (1 Mo. LIBOR + 1.10%	)#	5/15/2036	1,980,000	1,926,509
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL3 A†	4.945% (1 Mo. LIBOR + 1.07%	)#	8/15/2034	6,890,000	6,620,328
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL4 A†	5.225% (1 Mo. LIBOR + 1.35%	)#	11/15/2036	5,940,000	5,764,565
Arbor Realty Commercial Real Estate Notes Ltd. 2022-FL1 A†	4.668% (1 Mo. SOFR + 1.45%	)#	1/15/2037	13,000,000	12,642,500
ARES L CLO Ltd. 2018-50A AR†	5.129% (3 Mo. LIBOR + 1.05%	)#	1/15/2032	4,180,000	4,080,516
Atalaya Equipment Leasing Trust 2021-1A A2†	1.23%		5/15/2026	5,264,166	5,102,740
Bain Capital Credit CLO 2018-2A A1†	5.307% (3 Mo. LIBOR + 1.08%	)#	7/19/2031	850,000	833,707
Bain Capital Credit CLO Ltd. 2017-1A A1R†	5.213% (3 Mo. LIBOR + .97%	)#	7/20/2030	5,904,035	5,809,688
BDS Ltd. 2021-FL10 A†	5.009% (1 Mo. LIBOR + 1.07%	)#	6/16/2036	5,210,000	5,049,364
BDS Ltd. 2022-FL11 ATS†	5.732% (1 Mo. Term SOFR + 1.80%	)#	3/19/2039	20,400,000	19,887,257
Benefit Street Partners CLO III Ltd. 2013-IIIA A1R2†	5.243% (3 Mo. LIBOR + 1.00%	)#	7/20/2029	2,063,461	2,040,268

See Notes to Financial Statements.	223

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
BlueMountain CLO Ltd. 2013-2A A1R†	5.505% (3 Mo. LIBOR + 1.18%	)#	10/22/2030	$1,176,463	$1,157,632
BlueMountain Fuji US CLO I Ltd. 2017-1A A1R†	5.223% (3 Mo. LIBOR + .98%	)#	7/20/2029	1,187,519	1,163,725
BSPRT Issuer Ltd. 2021-FL7 A†	5.195% (1 Mo. LIBOR + 1.32%	)#	12/15/2038	7,600,000	7,290,929
Carlyle Global Market Strategies CLO Ltd. 2014-3RA A1A†	5.408% (3 Mo. LIBOR + 1.05%	)#	7/27/2031	1,190,199	1,167,878
Carlyle Global Market Strategies CLO Ltd. 2015-1A AR3†	5.223% (3 Mo. LIBOR + .98%	)#	7/20/2031	2,137,913	2,087,422
Carlyle US CLO Ltd. 2017-2A A1R†	5.293% (3 Mo. LIBOR + 1.05%	)#	7/20/2031	4,000,000	3,911,921
Carlyle US CLO Ltd. 2017-3A A1AR†	5.143% (3 Mo. LIBOR + .90%	)#	7/20/2029	822,819	811,561
Cedar Funding V CLO Ltd. 2016-5A A1R†	5.179% (3 Mo. LIBOR + 1.10%	)#	7/17/2031	3,400,000	3,340,823
Cedar Funding XI Clo Ltd. 2019-11A A1R†	5.786% (3 Mo. LIBOR + 1.05%	)#	5/29/2032	3,220,000	3,162,072
Cedar Funding XIV CLO Ltd. 2021-14A A†	5.179% (3 Mo. LIBOR + 1.10%	)#	7/15/2033	2,340,000	2,293,177
CF Hippolyta Issuer LLC 2021-1A B1†	1.98%		3/15/2061	4,694,541	3,931,110
CIFC Funding II Ltd. 2013-2A A1L2†	5.194% (3 Mo. LIBOR + 1.00%	)#	10/18/2030	4,000,000	3,933,084
Dell Equipment Finance Trust 2021-2 A2†	0.33%		12/22/2026	1,989,340	1,961,526
Diamond Resorts Owner Trust 2018-1 A†	3.70%		1/21/2031	400,868	391,314
Diamond Resorts Owner Trust 2018-1 B†	4.19%		1/21/2031	239,970	234,705
Dryden CLO Ltd. 2019-72A AR†	5.686% (3 Mo. LIBOR + 1.08%	)#	5/15/2032	5,720,000	5,589,113
Dryden Senior Loan Fund 2017-47A A1R†	5.059% (3 Mo. LIBOR + .98%	)#	4/15/2028	5,674,255	5,615,693
Galaxy XIX CLO Ltd. 2015-19A A1RR†	5.275% (3 Mo. LIBOR + .95%	)#	7/24/2030	947,377	929,108
Generate CLO 2 Ltd. 2A AR†	5.475% (3 Mo. LIBOR + 1.15%	)#	1/22/2031	1,320,000	1,300,892
Greystone CRE Notes Ltd. 2021-FL3 A†	4.895% (1 Mo. LIBOR + 1.02%	)#	7/15/2039	6,150,000	5,856,446
Halcyon Loan Advisors Funding Ltd. 2015-2A BR†	6.008% (3 Mo. LIBOR + 1.65%	)#	7/25/2027	190,766	191,381

224	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
HGI CRE CLO Ltd. 2021-FL2 A†	4.887% (1 Mo. LIBOR + 1.00%	)#	9/17/2036	$6,890,000	$6,640,548
JFIN CLO Ltd. 2013-1A A2R†	4.91% (3 Mo. LIBOR + 2.20%	)#	1/20/2030	690,295	682,195
KKR CLO Ltd. 24 A1R†	5.323% (3 Mo. LIBOR + 1.08%	)#	4/20/2032	4,980,000	4,873,289
KKR CLO Ltd. 30A A1R†	5.099% (3 Mo. LIBOR + 1.02%	)#	10/17/2031	10,000,000	9,754,064
KREF Ltd. 2021-FL2 A†	4.981% (1 Mo. LIBOR + 1.07%	)#	2/15/2039	9,930,000	9,563,831
KREF Ltd. 2021-FL2 AS†	5.211% (1 Mo. LIBOR + 1.30%	)#	2/15/2039	4,830,000	4,608,114
LCM Loan Income Fund I Income Note Issuer Ltd. 27A A1†	5.159% (3 Mo. LIBOR + 1.08%	)#	7/16/2031	8,250,000	8,088,222
Lendmark Funding Trust 2021-1A A†	5.12%		7/20/2032	5,810,000	5,626,387
Lendmark Funding Trust 2021-1A B†	2.47%		11/20/2031	14,200,000	11,560,964
Lendmark Funding Trust 2021-2A A†	2.00%		4/20/2032	10,585,000	8,795,713
LFT CRE Ltd. 2021-FL1 A†	5.045% (1 Mo. LIBOR + 1.17%	)#	6/15/2039	2,230,000	2,153,686
LFT CRE Ltd. 2021-FL1 B†	5.625% (1 Mo. LIBOR + 1.75%	)#	6/15/2039	3,520,000	3,420,190
LoanCore Issuer Ltd. 2022-CRE7 A†	4.891% (1 Mo. SOFR + 1.55%	)#	1/17/2037	10,880,000	10,458,699
Madison Park Funding XI Ltd. 2013-11A AR2†	5.225% (3 Mo. LIBOR + .90%	)#	7/23/2029	2,906,948	2,851,483
Magnetite XXII Ltd. 2019-22A AR†	5.139% (3 Mo. LIBOR + 1.06%	)#	4/15/2031	4,000,000	3,918,489
Magnetite Xxix Ltd. 2021-29A A†	5.069% (3 Mo. LIBOR + .99%	)#	1/15/2034	1,110,000	1,085,783
Mariner Finance Issuance Trust 2021-BA A†	2.10%		11/20/2036	3,340,000	2,818,466
Marlette Funding Trust 2021-3A B†	1.30%		12/15/2031	5,555,000	5,195,281
MF1 Ltd. 2021-FL6 AS†	5.361% (1 Mo. LIBOR + 1.45%	)#	7/16/2036	7,030,000	6,625,947
MF1 Ltd. 2021-FL7 A†	5.019% (1 Mo. LIBOR + 1.08%	)#	10/16/2036	18,740,000	17,959,875
Mountain View CLO X Ltd. 2015-10A AR†	4.761% (3 Mo. LIBOR + .82%	)#	10/13/2027	112,695	112,110
MVW Owner Trust 2017-1A A†	2.42%		12/20/2034	49,006	47,742
New Economy Assets Phase 1 Sponsor LLC 2021-1 A1†	1.91%		10/20/2061	16,590,000	14,058,414

See Notes to Financial Statements.	225

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Newark BSL CLO 2 Ltd. 2017-1A A1R†	5.328% (3 Mo. LIBOR + .97%	)#	7/25/2030	$2,977,956	$2,928,855
N-Star REL CDO VIII Ltd. 2006-8A B†	4.188% (1 Mo. LIBOR + .42%	)#	2/1/2041	689,300	588,469
OCP CLO Ltd. 2019-17A A1R†	5.283% (3 Mo. LIBOR + 1.04%	)#	7/20/2032	5,700,000	5,551,650
Octagon Investment Partners 32 Ltd. 2017-1A A1R†	5.029% (3 Mo. LIBOR + .95%	)#	7/15/2029	4,980,721	4,916,629
Octagon Investment Partners XIV Ltd. 2012-1A AARR†	5.029% (3 Mo. LIBOR + .95%	)#	7/15/2029	716,285	707,645
Octagon Investment Partners XXI Ltd. 2014-1A AAR3†	5.65% (3 Mo. LIBOR + 1.00%	)#	2/14/2031	1,960,000	1,923,590
Octane Receivables Trust 2022-2A A†	5.11%		2/22/2028	3,751,634	3,703,591
OneMain Financial Issuance Trust 2018-2A A†	3.57%		3/14/2033	210,000	205,369
OneMain Financial Issuance Trust 2019-2A A†	3.14%		10/14/2036	16,497,000	14,775,917
Orange Lake Timeshare Trust 2019-A A†	3.06%		4/9/2038	145,762	138,037
Pagaya AI Debt Trust 2022-1 A†	2.03%		10/15/2029	8,041,905	7,704,499
PFS Financing Corp. 2020-E A†	1.00%		10/15/2025	904,000	865,883
PFS Financing Corp. 2020-G A†	0.97%		2/15/2026	647,000	607,851
Rad CLO Ltd. 2021-15A A†	5.333% (3 Mo. LIBOR + 1.09%	)#	1/20/2034	10,000,000	9,760,943
Romark CLO Ltd. 2017-1A A1R†	5.355% (3 Mo. LIBOR + 1.03%	)#	10/23/2030	8,000,000	7,855,270
Romark CLO Ltd. 2017-1A A2R†	5.975% (3 Mo. LIBOR + 1.65%	)#	10/23/2030	10,000,000	9,555,985
SCF Equipment Leasing LLC 2019-2A A2†	2.47%		4/20/2026	1,232,195	1,211,345
SCF Equipment Leasing LLC 2019-2A B†	2.76%		8/20/2026	2,350,000	2,258,872
SCF Equipment Leasing LLC 2021-1A A3†	0.83%		8/21/2028	1,800,000	1,703,277
SCF Equipment Leasing LLC 2021-1A B†	1.37%		8/20/2029	1,130,000	1,018,563
SCF Equipment Leasing LLC 2022-1A A3†	2.92%		7/20/2029	7,240,000	6,810,221
Signal Peak CLO Ltd. 2020-8A A†	5.513% (3 Mo. LIBOR + 1.27%	)#	4/20/2033	11,005,000	10,698,284
TCI-Flatiron CLO Ltd. 2017-1A AR†	5.61% (3 Mo. LIBOR + .96%	)#	11/18/2030	4,000,000	3,919,801
TCI-Flatiron CLO Ltd. 2018-1A ANR†	5.475% (3 Mo. LIBOR + 1.06%	)#	1/29/2032	500,000	490,248
TICP CLO IX Ltd. 2017-9A A†	5.383% (3 Mo. LIBOR + 1.14%	)#	1/20/2031	1,000,000	984,640

226	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
TICP CLO XIV Ltd. 2019-14A A1R†	5.323% (3 Mo. LIBOR + 1.08%	)#	10/20/2032	$7,780,000	$7,616,620
Upstart Securitization Trust 2021-2 A†	0.91%		6/20/2031	471,348	461,340
Upstart Securitization Trust 2021-5 A†	1.31%		11/20/2031	3,589,238	3,425,777
Venture 33 CLO Ltd. 2018-33A A1LR†	5.139% (3 Mo. LIBOR + 1.06%	)#	7/15/2031	3,500,000	3,429,196
VERDE CLO Ltd. 2019-1A AR†	5.179% (3 Mo. LIBOR + 1.10%	)#	4/15/2032	6,000,000	5,874,000
Verizon Master Trust 2022-7 A1A	5.23%		11/22/2027	4,745,000	4,740,613
Wind River CLO Ltd. 2013-1A A1RR†	5.223% (3 Mo. LIBOR + .98%	)#	7/20/2030	9,211,161	9,072,919
Total					468,827,681

Rec Vehicle Loan 0.23%
Octane Receivables Trust 2021-1A A†	0.93%		3/22/2027	463,244	446,620
Octane Receivables Trust 2022-1A A2†	4.18%		3/20/2028	5,807,676	5,670,125
Total					6,116,745

Student Loan 0.49%
Navient Private Education Refi Loan Trust 2020-FA A†	1.22%		7/15/2069	586,167	519,995
Navient Private Education Refi Loan Trust 2021-CA A†	1.06%		10/15/2069	3,394,324	2,934,675
Navient Private Education Refi Loan Trust 2022-A A†	2.23%		7/15/2070	6,577,688	5,730,183
Nelnet Student Loan Trust 2021-A APT1†	1.36%		4/20/2062	3,846,863	3,392,183
Towd Point Asset Trust 2018-SL1 A†	4.616% (1 Mo. LIBOR + .60%	)#	1/25/2046	454,301	451,313
Total					13,028,349
Total Asset-Backed Securities (cost $718,163,203)					685,702,623

				Shares

COMMON STOCKS 0.00%

Banks 0.00%
Sable Bighorn, LLC				398	1,169	(a)

Oil, Gas & Consumable Fuels 0.00%
Earthstone Energy, Inc. Class A*				193	3,057
Total Common Stocks (cost $2,725)					4,226

See Notes to Financial Statements.	227

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
CORPORATE BONDS 44.56%

Aerospace/Defense 0.12%
Bombardier, Inc. (Canada)†(b)	7.125%	6/15/2026	$3,122,000	$3,071,252

Agriculture 1.04%
BAT Capital Corp.	3.222%	8/15/2024	5,957,000	5,747,412
Imperial Brands Finance plc (United Kingdom)†(b)	3.125%	7/26/2024	1,871,000	1,785,416
Imperial Brands Finance plc (United Kingdom)†(b)	6.125%	7/27/2027	4,421,000	4,426,476
Philip Morris International, Inc.	5.00%	11/17/2025	1,398,000	1,397,450
Philip Morris International, Inc.	5.125%	11/17/2027	2,094,000	2,099,491
Reynolds American, Inc.	4.45%	6/12/2025	1,850,000	1,817,997
Viterra Finance BV (Netherlands)†(b)	2.00%	4/21/2026	7,352,000	6,338,777
Viterra Finance BV (Netherlands)†(b)	4.90%	4/21/2027	4,111,000	3,847,244
Total				27,460,263

Airlines 0.20%
Air Canada 2015-2B Pass-Through Trust (Canada)†(b)	3.875%	9/15/2024	184,874	182,977
Air Canada 2015-2B Pass-Through Trust (Canada)†(b)	5.00%	6/15/2025	2,199,994	2,153,827
American Airlines Group, Inc.†(c)	3.75%	3/1/2025	2,743,000	2,404,734
British Airways 2013-1A Pass Through Trust (United Kingdom)†(b)	4.625%	12/20/2025	685,859	665,708
Total				5,407,246

Apparel 0.20%
PVH Corp.	4.625%	7/10/2025	5,561,000	5,402,447

Auto Manufacturers 2.10%
Ford Motor Credit Co. LLC	5.584%	3/18/2024	11,093,000	10,980,351
General Motors Co.	5.40%	10/2/2023	8,747,000	8,760,351
General Motors Financial Co., Inc.	2.75%	6/20/2025	1,378,000	1,298,243
General Motors Financial Co., Inc.	3.95%	4/13/2024	2,837,000	2,790,120
General Motors Financial Co., Inc.	4.25%	5/15/2023	280,000	279,036
General Motors Financial Co., Inc.	5.10%	1/17/2024	6,578,000	6,558,685
Hyundai Capital America†	0.80%	1/8/2024	1,383,000	1,311,753
Hyundai Capital America†	0.875%	6/14/2024	3,034,000	2,819,754
Hyundai Capital America†	1.00%	9/17/2024	1,088,000	999,756
Hyundai Capital America†	1.25%	9/18/2023	2,272,000	2,195,441
Hyundai Capital America†	1.50%	6/15/2026	1,692,000	1,461,034
Hyundai Capital America	3.40%	6/20/2024	6,181,000	5,953,616

228	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Auto Manufacturers (continued)
Hyundai Capital America†	5.875%		4/7/2025	$960,000	$961,799
Mercedes-Benz Finance North America LLC†	5.50%		11/27/2024	1,754,000	1,766,982
Stellantis N.V. (Netherlands)(b)	5.25%		4/15/2023	7,615,000	7,595,315
Total					55,732,236

Auto Parts & Equipment 0.17%
Clarios Global LP/Clarios US Finance Co.†	8.50%		5/15/2027	3,201,000	3,136,826
IHO Verwaltungs GmbH PIK 5.50% (Germany)†(b)	4.75%		9/15/2026	1,642,563	1,405,504
Total					4,542,330

Banks 16.96%
ABN AMRO Bank N.V. (Netherlands)(b)	4.40% (5 Yr. Swap rate + 2.20%	)#	3/27/2028	4,600,000	4,497,052
ABN AMRO Bank N.V. (Netherlands)†(b)	4.75%		7/28/2025	5,620,000	5,400,289
ABN AMRO Bank N.V. (Netherlands)†(b)	4.80%		4/18/2026	2,000,000	1,906,993
AIB Group plc (Ireland)†(b)	4.263% (3 Mo. LIBOR + 1.87%	)#	4/10/2025	12,000,000	11,558,438
Australia & New Zealand Banking Group Ltd. (Australia)†(b)	4.40%		5/19/2026	2,317,000	2,210,831
Australia & New Zealand Banking Group Ltd. (Australia)†(b)	4.50%		3/19/2024	2,516,000	2,481,592
Australia & New Zealand Banking Group Ltd.(d)	5.088%		12/8/2025	1,960,000	1,977,299
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Mexico)†(b)	5.375%		4/17/2025	4,894,000	4,863,339
Bank of America Corp.	0.523% (SOFR + .41%	)#	6/14/2024	2,758,000	2,676,869
Bank of America Corp.	1.197% (SOFR + 1.01%	)#	10/24/2026	6,122,000	5,437,237
Bank of America Corp.	1.319% (SOFR + 1.15%	)#	6/19/2026	605,000	546,113
Bank of America Corp.	1.53% (SOFR + .65%	)#	12/6/2025	2,411,000	2,215,198
Bank of America Corp.	2.456% (3 Mo. LIBOR + .87%	)#	10/22/2025	6,004,000	5,652,900
Bank of America Corp.	3.004% (3 Mo. LIBOR + .79%	)#	12/20/2023	3,830,000	3,825,565
Bank of America Corp.	3.384% (SOFR + 1.33%	)#	4/2/2026	6,858,000	6,532,778
Bank of America Corp.	3.841% (SOFR + 1.11%	)#	4/25/2025	5,123,000	4,997,601
Bank of America Corp.	3.95%		4/21/2025	4,295,000	4,200,450

See Notes to Financial Statements.	229

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Bank of America Corp.	4.948% (SOFR + 2.04%	)#	7/22/2028	$5,101,000	$5,003,707
Bank of Ireland Group plc (Ireland)†(b)	2.029% (1 Yr. Treasury CMT + 1.10%	)#	9/30/2027	5,505,000	4,575,340
Bank of Ireland Group plc (Ireland)†(b)	4.50%		11/25/2023	5,242,000	5,144,696
Bank of Ireland Group plc (Ireland)†(b)	6.253% (1 Yr. Treasury CMT + 2.65%	)#	9/16/2026	1,715,000	1,681,568
Bank of Montreal (Canada)(b)	3.70%		6/7/2025	3,004,000	2,929,322
Bank of Montreal (Canada)(b)	4.25%		9/14/2024	1,925,000	1,901,200
BankUnited, Inc.	4.875%		11/17/2025	6,803,000	6,750,063
Barclays plc (United Kingdom)(b)	2.852% (SOFR + 2.71%	)#	5/7/2026	3,150,000	2,906,013
Barclays plc (United Kingdom)(b)	4.338% (3 Mo. LIBOR + 1.36%	)#	5/16/2024	1,648,000	1,633,080
Barclays plc (United Kingdom)(b)	4.836%		5/9/2028	1,142,000	1,047,836
Barclays plc (United Kingdom)(b)	5.20%		5/12/2026	4,407,000	4,275,101
BBVA Bancomer SA†	4.375%		4/10/2024	1,187,000	1,172,192
BNP Paribas SA (France)†(b)	1.323% (SOFR + 1.00%	)#	1/13/2027	246,000	213,783
BNP Paribas SA (France)†(b)	2.219% (SOFR + 2.07%	)#	6/9/2026	200,000	183,757
BNP Paribas SA (France)†(b)	2.819% (3 Mo. LIBOR + 1.11%	)#	11/19/2025	5,406,000	5,089,910
BNP Paribas SA (France)†(b)	4.375%		5/12/2026	436,000	414,954
BPCE SA (France)†(b)	2.375%		1/14/2025	696,000	646,067
BPCE SA (France)†(b)	4.50%		3/15/2025	5,114,000	4,902,593
BPCE SA (France)†(b)	4.875%		4/1/2026	786,000	750,633
BPCE SA (France)†(b)	5.15%		7/21/2024	7,472,000	7,330,480
Canadian Imperial Bank of Commerce (Canada)(b)	3.945%		8/4/2025	5,013,000	4,880,481
Citigroup, Inc.	3.106% (SOFR + 2.84%	)#	4/8/2026	9,576,000	9,087,117
Citigroup, Inc.	3.29% (SOFR + 1.53%	)#	3/17/2026	1,152,000	1,095,521
Citigroup, Inc.	3.352% (3 Mo. LIBOR + .90%	)#	4/24/2025	2,146,000	2,075,923
Citigroup, Inc.	3.875%		3/26/2025	2,023,000	1,979,248
Citigroup, Inc.	4.044% (3 Mo. LIBOR + 1.02%	)#	6/1/2024	3,413,000	3,385,904

230	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Citigroup, Inc.	4.14% (SOFR + 1.37%	)#	5/24/2025	$2,053,000	$2,015,638
Citigroup, Inc.	4.40%		6/10/2025	3,586,000	3,528,651
Citigroup, Inc.	5.50%		9/13/2025	9,523,000	9,672,593
Credit Agricole SA (France)†(b)	4.375%		3/17/2025	3,558,000	3,426,414
Credit Suisse AG/New York NY	3.625%		9/9/2024	1,566,000	1,441,489
Credit Suisse Group AG (Switzerland)†(b)	2.193% (SOFR + 2.04%	)#	6/5/2026	529,000	445,805
Credit Suisse Group AG (Switzerland)†(b)	2.593% (SOFR + 1.56%	)#	9/11/2025	2,557,000	2,266,509
Credit Suisse Group AG (Switzerland)†(b)	2.997% (3 Mo. LIBOR + 1.20%	)#	12/14/2023	5,000,000	4,950,056
Credit Suisse Group AG (Switzerland)†(b)	4.207% (3 Mo. LIBOR + 1.24%	)#	6/12/2024	785,000	761,843
Danske Bank A/S (Denmark)†(b)	0.976% (1 Yr. Treasury CMT + .55%	)#	9/10/2025	2,040,000	1,849,356
Danske Bank A/S (Denmark)†(b)	1.171% (1 Yr. Treasury CMT + 1.03%	)#	12/8/2023	5,059,000	5,055,596
Danske Bank A/S (Denmark)†(b)	1.226%		6/22/2024	3,037,000	2,818,729
Danske Bank A/S (Denmark)†(b)	1.621% (1 Yr. Treasury CMT + 1.35%	)#	9/11/2026	608,000	528,089
Danske Bank A/S (Denmark)†(b)	3.244% (3 Mo. LIBOR + 1.59%	)#	12/20/2025	11,328,000	10,565,252
Danske Bank A/S (Denmark)†(b)	4.298% (1 Yr. Treasury CMT + 1.75%	)#	4/1/2028	2,565,000	2,349,216
Danske Bank A/S (Denmark)†(b)	5.375%		1/12/2024	16,478,000	16,395,597
Discover Bank	4.25%		3/13/2026	1,275,000	1,215,292
Fifth Third Bancorp	6.361% (SOFR + 2.19%	)#	10/27/2028	1,762,000	1,825,654
First-Citizens Bank & Trust Co.	3.929% (SOFR + 3.83%	)#	6/19/2024	266,000	262,561
FNB Corp.	2.20%		2/24/2023	510,000	506,421
Goldman Sachs Group, Inc. (The)	0.657% (SOFR + .51%	)#	9/10/2024	2,758,000	2,643,781
Goldman Sachs Group, Inc. (The)	1.948% (SOFR + .91%	)#	10/21/2027	5,566,000	4,875,681
Goldman Sachs Group, Inc. (The)	2.64% (SOFR + 1.11%	)#	2/24/2028	2,467,000	2,202,541
Goldman Sachs Group, Inc. (The)	3.272% (3 Mo. LIBOR + 1.20%	)#	9/29/2025	320,000	308,242
Goldman Sachs Group, Inc. (The)	4.25%		10/21/2025	2,670,000	2,619,938

See Notes to Financial Statements.	231

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Goldman Sachs Group, Inc. (The)	4.405% (SOFR + .70%	)#	1/24/2025	$4,991,000	$4,902,476
Goldman Sachs Group, Inc. (The)	4.482% (SOFR + 1.73%	)#	8/23/2028	4,353,000	4,182,142
HSBC Holdings plc (United Kingdom)(b)	0.732% (SOFR + .53%	)#	8/17/2024	1,219,000	1,167,135
HSBC Holdings plc (United Kingdom)(b)	0.976% (SOFR + .71%	)#	5/24/2025	679,000	624,890
Huntington Bancshares, Inc.	4.443% (SOFR + 1.97%	)#	8/4/2028	2,177,000	2,069,503
Huntington National Bank	5.699% (SOFR + 1.22%	)#	11/18/2025	4,314,000	4,321,813
Huntington National Bank (The)	4.008% (SOFR + 1.21%	)#	5/16/2025	1,213,000	1,187,708
ING Groep NV (Netherlands)(b)	4.70% (USD ICE 5 Yr. Swap rate + 1.94%	)#	3/22/2028	2,626,000	2,557,937
Intesa Sanpaolo SpA (Italy)†(b)	3.25%		9/23/2024	3,928,000	3,698,889
Intesa Sanpaolo SpA (Italy)†(b)	3.375%		1/12/2023	1,966,000	1,960,315
Intesa Sanpaolo SpA (Italy)†(b)	5.017%		6/26/2024	8,728,000	8,412,031
Intesa Sanpaolo SpA (Italy)†(b)	5.71%		1/15/2026	2,302,000	2,224,888
JPMorgan Chase & Co.	0.824% (SOFR + .54%	)#	6/1/2025	2,899,000	2,697,275
JPMorgan Chase & Co.	3.845% (SOFR + .98%	)#	6/14/2025	6,842,000	6,720,876
JPMorgan Chase & Co.	4.747% (SOFR + .92%	)#	2/24/2026	3,765,000	3,686,432
JPMorgan Chase & Co.	4.851% (SOFR + 1.99%	)#	7/25/2028	5,146,000	5,042,018
JPMorgan Chase & Co.	5.007% (SOFR + 1.18%	)#	2/24/2028	2,527,000	2,441,126
Lloyds Banking Group plc (United Kingdom)(b)	4.582%		12/10/2025	5,156,000	4,903,197
Lloyds Banking Group plc (United Kingdom)(b)	4.65%		3/24/2026	3,048,000	2,900,266
Macquarie Group Ltd. (Australia)†(b)	1.201% (SOFR + .69%	)#	10/14/2025	6,843,000	6,251,871
Macquarie Group Ltd. (Australia)†(b)	1.34% (SOFR + 1.07%	)#	1/12/2027	403,000	348,601
Macquarie Group Ltd. (Australia)†(b)	5.108% (SOFR + 2.21%	)#	8/9/2026	5,321,000	5,279,692
Mitsubishi UFJ Financial Group, Inc. (Japan)(b)	0.953% (1 Yr. Treasury CMT + .55%	)#	7/19/2025	2,237,000	2,075,396

232	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Mitsubishi UFJ Financial Group, Inc. (Japan)(b)	4.788% (1 Yr. Treasury CMT + 1.70%	)#	7/18/2025	$6,660,000	$6,593,886
Mitsubishi UFJ Financial Group, Inc. (Japan)(b)	5.063% (1 Yr. Treasury CMT + 1.55%	)#	9/12/2025	3,503,000	3,483,280
Morgan Stanley	0.79% (SOFR + .53%	)#	5/30/2025	3,468,000	3,214,479
Morgan Stanley	0.791% (SOFR + .51%	)#	1/22/2025	3,835,000	3,607,886
Morgan Stanley	3.62% (SOFR + 1.16%	)#	4/17/2025	3,253,000	3,171,541
Morgan Stanley	3.737% (3 Mo. LIBOR + .85%	)#	4/24/2024	6,519,000	6,474,635
NatWest Markets plc (United Kingdom)†(b)	0.80%		8/12/2024	613,000	565,946
NatWest Markets plc (United Kingdom)†(b)	3.479%		3/22/2025	3,036,000	2,910,594
Nordea Bank Abp (Finland)†(b)	3.60%		6/6/2025	2,676,000	2,594,608
Popular, Inc.	6.125%		9/14/2023	354,000	355,315
Royal Bank of Canada (Canada)(b)	3.97%		7/26/2024	2,564,000	2,523,823
Royal Bank of Canada	6.00%		11/1/2027	1,989,000	2,070,638
Santander Holdings USA, Inc.	2.49% (SOFR + 1.25%	)#	1/6/2028	2,232,000	1,938,040
Santander Holdings USA, Inc.	3.244%		10/5/2026	898,000	825,723
Santander Holdings USA, Inc.	3.40%		1/18/2023	3,651,000	3,647,273
Santander Holdings USA, Inc.	5.807% (SOFR + 2.33%	)#	9/9/2026	1,676,000	1,669,747
Santander UK Group Holdings plc (United Kingdom)(b)	1.089% (SOFR + .79%	)#	3/15/2025	1,913,000	1,775,657
Santander UK Group Holdings plc (United Kingdom)(b)	2.469% (SOFR + 1.22%	)#	1/11/2028	2,488,000	2,119,975
Santander UK Group Holdings plc (United Kingdom)(b)	3.373% (3 Mo. LIBOR + 1.08%	)#	1/5/2024	6,040,000	6,027,122
Santander UK Group Holdings plc (United Kingdom)†(b)	4.75%		9/15/2025	3,337,000	3,175,964
Santander UK Group Holdings plc (United Kingdom)(b)	4.796% (3 Mo. LIBOR + 1.57%	)#	11/15/2024	5,776,000	5,669,015
Societe Generale SA (France)†(b)	2.226% (1 Yr. Treasury CMT + 1.05%	)#	1/21/2026	4,992,000	4,572,414

See Notes to Financial Statements.	233

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Standard Chartered plc (United Kingdom)†(b)	0.991% (1 Yr. Treasury CMT + .78%	)#	1/12/2025	$2,093,000	$1,957,921
Standard Chartered plc (United Kingdom)†(b)	1.214% (1 Yr. Treasury CMT + .88%	)#	3/23/2025	200,000	188,724
Standard Chartered plc (United Kingdom)†(b)	2.819% (3 Mo. LIBOR + 1.21%	)#	1/30/2026	2,530,000	2,341,058
Standard Chartered plc (United Kingdom)†(b)	3.20%		4/17/2025	3,246,000	3,098,466
Standard Chartered plc (United Kingdom)†(b)	3.785% (3 Mo. LIBOR + 1.56%	)#	5/21/2025	1,940,000	1,859,580
Standard Chartered plc (United Kingdom)†(b)	3.885% (3 Mo. LIBOR + 1.08%	)#	3/15/2024	2,377,000	2,359,856
Standard Chartered plc (United Kingdom)†(b)	5.20%		1/26/2024	3,559,000	3,520,995
Svenska Handelsbanken AB (Sweden)†(b)	3.65%		6/10/2025	4,444,000	4,307,832
Toronto-Dominion Bank (The) (Canada)(b)	3.766%		6/6/2025	6,338,000	6,170,972
UBS AG (Switzerland)(b)	5.125%		5/15/2024	18,374,000	18,082,386
UBS Group AG (Switzerland)†(b)	4.488% (1 Yr. Treasury CMT + 1.55%	)#	5/12/2026	1,756,000	1,711,993
UniCredit SpA (Italy)†(b)	2.569% (1 Yr. Treasury CMT + 2.30%	)#	9/22/2026	2,520,000	2,218,302
UniCredit SpA (Italy)†(b)	7.83%		12/4/2023	8,170,000	8,176,352
US Bancorp	4.548% (SOFR + 1.66%	)#	7/22/2028	3,554,000	3,476,290
Wells Fargo & Co.	4.808% (SOFR + 1.98%	)#	7/25/2028	5,134,000	5,017,950
Total					449,700,692

Biotechnology 0.13%
Illumina, Inc.(d)	5.75%		12/13/2027	1,662,000	1,674,603
Illumina, Inc.(d)	5.80%		12/12/2025	1,878,000	1,888,843
Total					3,563,446

Chemicals 0.71%
Celanese US Holdings LLC	5.90%		7/5/2024	8,845,000	8,794,018
International Flavors & Fragrances, Inc.†	1.23%		10/1/2025	2,984,000	2,639,765
Nutrien Ltd.	5.95%		11/7/2025	3,878,000	3,959,990
Orbia Advance Corp. SAB de CV (Mexico)†(b)	1.875%		5/11/2026	3,810,000	3,326,740
Total					18,720,513

234	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Commercial Services 0.72%
Adani Ports & Special Economic Zone Ltd. (India)†(b)	3.375%	7/24/2024	$1,400,000	$1,320,493
Ashtead Capital, Inc.†	4.00%	5/1/2028	7,005,000	6,341,184
Sabre GLBL, Inc.†	7.375%	9/1/2025	2,870,000	2,737,822
Triton Container International Ltd.†	0.80%	8/1/2023	3,076,000	2,963,871
Triton Container International Ltd.†	1.15%	6/7/2024	2,518,000	2,326,299
Triton Container International Ltd.†	2.05%	4/15/2026	3,872,000	3,368,222
Total				19,057,891

Computers 0.18%
Dell International LLC/EMC Corp.	6.02%	6/15/2026	4,556,000	4,655,300

Diversified Financial Services 4.33%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(b)	1.75%	10/29/2024	1,596,000	1,465,799
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(b)	3.15%	2/15/2024	1,224,000	1,181,271
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(b)	4.50%	9/15/2023	1,392,000	1,375,139
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(b)	4.875%	1/16/2024	4,400,000	4,339,492
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(b)	6.50%	7/15/2025	5,376,000	5,435,502
Air Lease Corp.	3.00%	9/15/2023	2,000,000	1,961,147
Air Lease Corp.	4.25%	2/1/2024	325,000	319,339
Aircastle Ltd.	4.40%	9/25/2023	2,715,000	2,687,094
Aircastle Ltd.	5.00%	4/1/2023	1,840,000	1,833,949
Aircastle Ltd.†	5.25%	8/11/2025	6,323,000	6,071,096
Ally Financial, Inc.	1.45%	10/2/2023	4,223,000	4,078,928
Ally Financial, Inc.	3.875%	5/21/2024	5,389,000	5,245,370
Ally Financial, Inc.	5.75%	11/20/2025	5,002,000	4,938,261
American Express Co.	5.85%	11/5/2027	2,181,000	2,265,775
Aviation Capital Group LLC†	1.95%	1/30/2026	346,000	301,995
Aviation Capital Group LLC†	3.875%	5/1/2023	9,000,000	8,894,590
Aviation Capital Group LLC†	4.375%	1/30/2024	1,000,000	976,855
Aviation Capital Group LLC†	5.50%	12/15/2024	2,287,000	2,240,506
Avolon Holdings Funding Ltd. (Ireland)†(b)	4.25%	4/15/2026	8,247,000	7,487,653
Avolon Holdings Funding Ltd. (Ireland)†(b)	5.125%	10/1/2023	6,298,000	6,215,062
Avolon Holdings Funding Ltd. (Ireland)†(b)	5.25%	5/15/2024	1,754,000	1,711,926
Bread Financial Holdings, Inc.†	4.75%	12/15/2024	7,213,000	6,287,223

See Notes to Financial Statements.	235

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Diversified Financial Services (continued)
Bread Financial Holdings, Inc.†	7.00%		1/15/2026	$3,486,000	$2,986,439
Capital One Financial Corp.	4.166% (SOFR + 1.37%	)#	5/9/2025	2,893,000	2,815,676
Navient Corp.	5.50%		1/25/2023	249,000	248,659
Navient Corp.	5.875%		10/25/2024	5,921,000	5,759,761
Navient Corp.	6.125%		3/25/2024	3,263,000	3,255,152
Navient Corp.	7.25%		9/25/2023	2,997,000	3,001,365
OneMain Finance Corp.	6.125%		3/15/2024	3,996,000	3,902,294
OneMain Finance Corp.	8.25%		10/1/2023	1,362,000	1,363,566
Park Aerospace Holdings Ltd. (Ireland)†(b)	4.50%		3/15/2023	4,399,000	4,377,556
Park Aerospace Holdings Ltd. (Ireland)†(b)	5.50%		2/15/2024	10,000,000	9,856,798
Total					114,881,238

Electric 3.08%
AES Corp. (The)†	3.30%		7/15/2025	4,791,000	4,493,481
Alexander Funding Trust†	1.841%		11/15/2023	2,465,000	2,324,915
American Electric Power Co., Inc.	2.031%		3/15/2024	3,223,000	3,098,262
American Electric Power Co., Inc.	5.75%		11/1/2027	1,690,000	1,736,120
Ausgrid Finance Pty Ltd. (Australia)†(b)	3.85%		5/1/2023	2,235,000	2,218,995
Calpine Corp.†	5.25%		6/1/2026	1,987,000	1,906,065
CenterPoint Energy, Inc.	4.475% (SOFR + .65%	)#	5/13/2024	4,038,000	3,980,892
Cleveland Electric Illuminating Co. (The)	5.50%		8/15/2024	2,650,000	2,675,679
Comision Federal de Electricidad (Mexico)(b)	4.75%		2/23/2027	1,025,000	951,754
Comision Federal de Electricidad (Mexico)†(b)	4.875%		1/15/2024	1,128,000	1,115,773
Dominion Energy, Inc.	3.823% (3 Mo. LIBOR + .53%	)#	9/15/2023	4,387,000	4,378,928
DTE Energy Co.	4.22%		11/1/2024	1,000,000	985,090
Fells Point Funding Trust†	3.046%		1/31/2027	4,277,000	3,895,917
IPALCO Enterprises, Inc.	3.70%		9/1/2024	1,500,000	1,453,487
Israel Electric Corp. Ltd. (Israel)†(b)	6.875%		6/21/2023	3,385,000	3,410,760
Jersey Central Power & Light Co.†	4.70%		4/1/2024	5,530,000	5,459,041
Monongahela Power Co.†	4.10%		4/15/2024	4,000,000	3,925,093
NextEra Energy Capital Holdings, Inc.	4.255%		9/1/2024	236,000	233,049
Niagara Mohawk Power Corp.†	3.508%		10/1/2024	2,337,000	2,245,787
NRG Energy, Inc.†	3.75%		6/15/2024	4,197,000	4,058,239
Pacific Gas and Electric Co.	3.15%		1/1/2026	7,690,729	7,129,865
Public Service Enterprise Group, Inc.	5.85%		11/15/2027	1,877,000	1,934,682
Puget Energy, Inc.	3.65%		5/15/2025	4,587,000	4,370,646
Southern Co. (The)	5.113%		8/1/2027	3,494,000	3,486,245

236	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Electric (continued)
Trans-Allegheny Interstate Line Co.†	3.85%		6/1/2025	$2,520,000	$2,438,088
Vistra Operations Co. LLC†	3.55%		7/15/2024	3,863,000	3,705,717
Vistra Operations Co. LLC†	4.875%		5/13/2024	4,211,000	4,118,358
Total					81,730,928

Energy-Alternate Sources 0.14%
Enviva Partners LP/Enviva Partners Finance Corp.†	6.50%		1/15/2026	2,685,000	2,564,379
Greenko Dutch BV (Netherlands)†(b)	3.85%		3/29/2026	590,190	510,514
Greenko Mauritius Ltd. (India)†(b)	6.25%		2/21/2023	700,000	696,500
Total					3,771,393

Entertainment 0.29%
Caesars Entertainment, Inc.†	6.25%		7/1/2025	2,800,000	2,771,083
Caesars Entertainment, Inc.†	8.125%		7/1/2027	2,564,000	2,577,281
Warnermedia Holdings, Inc.†	3.428%		3/15/2024	2,337,000	2,269,799
Total					7,618,163

Forest Products & Paper 0.04%
Suzano Austria GmbH (Brazil)†(b)	5.75%		7/14/2026	984,000	982,428

Gas 0.46%
Brooklyn Union Gas Co. (The)†	4.632%		8/5/2027	3,505,000	3,371,444
CenterPoint Energy Resources Corp.	5.279% (3 Mo. LIBOR + .50%	)#	3/2/2023	1,612,000	1,610,799
Centrica plc (United Kingdom)†(b)	4.00%		10/16/2023	2,450,000	2,402,621
National Fuel Gas Co.	5.50%		1/15/2026	1,183,000	1,186,208
ONE Gas, Inc.	1.10%		3/11/2024	1,737,000	1,653,411
Southwest Gas Corp.	5.80%		12/1/2027	2,002,000	2,022,337
Total					12,246,820

Health Care-Products 0.10%
GE Healthcare Holding LLC	5.60%		11/15/2025	2,500,000	2,526,027

Health Care-Services 0.46%
Centene Corp.	2.45%		7/15/2028	1,044,000	879,025
Centene Corp.	4.25%		12/15/2027	4,297,000	4,040,104
HCA, Inc.	5.00%		3/15/2024	952,000	948,463
HCA, Inc.	5.25%		4/15/2025	3,416,000	3,411,321
HCA, Inc.	5.25%		6/15/2026	610,000	605,586
HCA, Inc.	5.375%		2/1/2025	611,000	610,280
Humana, Inc.	5.75%		3/1/2028	1,698,000	1,738,322
Total					12,233,101

See Notes to Financial Statements.	237

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Home Builders 0.17%
Lennar Corp.	4.875%	12/15/2023	$66,000	$65,646
Toll Brothers Finance Corp.	4.375%	4/15/2023	615,000	611,822
Toll Brothers Finance Corp.	4.875%	11/15/2025	3,897,000	3,744,655
Total				4,422,123

Housewares 0.08%
Newell Brands, Inc.	4.45%	4/1/2026	2,302,000	2,174,515

Insurance 0.70%
Aon Corp.	8.205%	1/1/2027	1,183,000	1,235,531
CNO Financial Group, Inc.	5.25%	5/30/2025	2,103,000	2,093,179
CNO Global Funding†	1.75%	10/7/2026	1,313,000	1,157,441
F&G Global Funding†	0.90%	9/20/2024	1,368,000	1,249,268
F&G Global Funding†	1.75%	6/30/2026	1,080,000	961,260
F&G Global Funding†	2.30%	4/11/2027	3,750,000	3,285,435
GA Global Funding Trust†	0.80%	9/13/2024	1,032,000	939,835
GA Global Funding Trust†	3.85%	4/11/2025	3,993,000	3,823,666
Jackson National Life Global Funding†	1.75%	1/12/2025	1,966,000	1,822,914
Kemper Corp.	4.35%	2/15/2025	2,101,000	2,059,826
Total				18,628,355

Internet 0.78%
Amazon.com, Inc.	4.55%	12/1/2027	3,954,000	3,986,933
Netflix, Inc.†	3.625%	6/15/2025	1,025,000	985,281
Netflix, Inc.	4.375%	11/15/2026	4,000,000	3,866,990
Netflix, Inc.	5.875%	2/15/2025	8,000,000	8,092,451
Prosus NV (Netherlands)†(b)	3.257%	1/19/2027	4,000,000	3,519,392
VeriSign, Inc.	5.25%	4/1/2025	147,000	147,750
Total				20,598,797

Iron-Steel 0.11%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP (Canada)†(b)	8.75%	7/15/2026	2,230,000	2,081,489
CSN Resources SA (Brazil)†(b)	7.625%	4/17/2026	929,000	924,313
Total				3,005,802

238	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Lodging 0.45%
Hyatt Hotels Corp.	1.30%	10/1/2023	$6,396,000	$6,179,099
Hyatt Hotels Corp.	1.80%	10/1/2024	3,213,000	3,012,318
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	4.25%	5/30/2023	965,000	956,827
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.50%	3/1/2025	1,719,259	1,652,835
Total				11,801,079

Machinery-Diversified 0.22%
Granite US Holdings Corp.†	11.00%	10/1/2027	1,856,000	1,948,243
Westinghouse Air Brake Technologies Corp.	4.375%	8/15/2023	1,937,000	1,915,484
Westinghouse Air Brake Technologies Corp.	4.40%	3/15/2024	2,004,000	1,972,260
Total				5,835,987

Media 0.23%
Comcast Corp.	5.35%	11/15/2027	1,477,000	1,522,637
FactSet Research Systems, Inc.	2.90%	3/1/2027	2,005,000	1,833,446
Univision Communications, Inc.†	5.125%	2/15/2025	2,725,000	2,633,263
Total				5,989,346

Mining 1.76%
Alcoa Nederland Holding BV (Netherlands)†(b)	5.50%	12/15/2027	3,757,000	3,606,720
Alcoa Nederland Holding BV (Netherlands)†(b)	6.125%	5/15/2028	3,513,000	3,414,563
Anglo American Capital plc (United Kingdom)†(b)	3.625%	9/11/2024	4,500,000	4,361,017
Anglo American Capital plc (United Kingdom)†(b)	4.875%	5/14/2025	1,542,000	1,514,083
First Quantum Minerals Ltd. (Canada)†(b)	7.50%	4/1/2025	3,448,000	3,402,279
Freeport Indonesia PT (Indonesia)†(b)	4.763%	4/14/2027	2,132,000	2,059,512
Glencore Funding LLC†	1.625%	4/27/2026	670,000	596,292
Glencore Funding LLC†	4.00%	4/16/2025	1,567,000	1,516,903
Glencore Funding LLC†	4.00%	3/27/2027	5,273,000	5,022,618
Glencore Funding LLC†	4.125%	5/30/2023	4,134,000	4,105,138
Glencore Funding LLC†	4.125%	3/12/2024	4,797,000	4,721,492
Glencore Funding LLC†	4.625%	4/29/2024	10,553,000	10,435,833
Kinross Gold Corp. (Canada)(b)	5.95%	3/15/2024	1,963,000	1,970,792
Total				46,727,242

Miscellaneous Manufacturing 0.10%
Gates Global LLC/Gates Corp.†	6.25%	1/15/2026	1,109,000	1,070,839
Parker-Hannifin Corp.	3.65%	6/15/2024	1,633,000	1,596,855
Total				2,667,694

See Notes to Financial Statements.	239

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Oil & Gas 3.87%
Aker BP ASA (Norway)†(b)	2.00%	7/15/2026	$6,429,000	$5,663,021
Chord Energy Corp.†	6.375%	6/1/2026	2,978,000	2,914,375
Continental Resources, Inc.†	2.268%	11/15/2026	4,431,000	3,837,024
Continental Resources, Inc.	3.80%	6/1/2024	10,168,000	9,905,605
Continental Resources, Inc.	4.375%	1/15/2028	5,076,000	4,673,613
Continental Resources, Inc.	4.50%	4/15/2023	4,718,000	4,703,280
CrownRock LP/CrownRock Finance, Inc.†	5.625%	10/15/2025	5,117,000	5,002,533
Devon Energy Corp.	5.25%	9/15/2024	2,711,000	2,715,281
Devon Energy Corp.	5.25%	10/15/2027	5,729,000	5,751,906
Devon Energy Corp.	5.875%	6/15/2028	7,055,000	7,061,243
Devon Energy Corp.	8.25%	8/1/2023	5,532,000	5,623,838
Endeavor Energy Resources LP/EER Finance, Inc.†	5.75%	1/30/2028	462,000	455,350
Eni SpA (Italy)†(b)	4.00%	9/12/2023	660,000	650,134
EQT Corp.†	3.125%	5/15/2026	3,925,000	3,627,624
EQT Corp.	3.90%	10/1/2027	3,000,000	2,780,705
EQT Corp.	6.125%	2/1/2025	7,455,000	7,486,497
Laredo Petroleum, Inc.	9.50%	1/15/2025	3,251,000	3,255,763
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.†	6.00%	8/1/2026	2,359,000	2,286,142
Matador Resources Co.	5.875%	9/15/2026	4,895,000	4,855,595
OGX Austria GmbH (Brazil)†(b)(e)	8.50%	6/1/2018	225,000	4
Parsley Energy LLC/Parsley Finance Corp.†	4.125%	2/15/2028	1,930,000	1,776,214
PDC Energy, Inc.	5.75%	5/15/2026	2,443,000	2,336,534
PDC Energy, Inc.	6.125%	9/15/2024	241,000	239,784
Petroleos Mexicanos (Mexico)(b)	6.875%	8/4/2026	5,338,000	5,064,237
Suncor Energy, Inc. (Canada)(b)	7.875%	6/15/2026	3,151,000	3,400,174
Tengizchevroil Finance Co. International Ltd. (Kazakhstan)†(b)	2.625%	8/15/2025	3,500,000	2,992,500
Viper Energy Partners LP†	5.375%	11/1/2027	2,857,000	2,712,856
W&T Offshore, Inc.†	9.75%	11/1/2023	800,000	792,552
Total				102,564,384

240	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Oil & Gas Services 0.09%
Oceaneering International, Inc.	4.65%		11/15/2024	$2,076,000	$2,015,183
Weatherford International Ltd.†	11.00%		12/1/2024	328,000	336,923
Total					2,352,106

Pharmaceuticals 0.34%
Bayer US Finance II LLC†	3.875%		12/15/2023	4,207,000	4,140,828
Bayer US Finance II LLC†	4.25%		12/15/2025	3,750,000	3,638,419
Bayer US Finance II LLC†	4.303% (3 Mo. LIBOR + 1.01%	)#	12/15/2023	1,325,000	1,322,709
Total					9,101,956

Pipelines 1.54%
Cheniere Corpus Christi Holdings LLC	5.875%		3/31/2025	10,180,000	10,232,669
Cheniere Corpus Christi Holdings LLC	7.00%		6/30/2024	5,100,000	5,172,661
DCP Midstream Operating LP	5.375%		7/15/2025	1,061,000	1,049,189
ONEOK, Inc.	7.50%		9/1/2023	672,000	679,325
Plains All American Pipeline LP/PAA Finance Corp.	3.85%		10/15/2023	2,036,000	2,009,189
Plains All American Pipeline LP/PAA Finance Corp.	4.65%		10/15/2025	2,491,000	2,454,648
Sabine Pass Liquefaction LLC	5.625%		4/15/2023	4,532,000	4,531,702
Sabine Pass Liquefaction LLC	5.75%		5/15/2024	3,218,000	3,223,959
Sabine Pass Liquefaction LLC	5.875%		6/30/2026	5,000,000	5,074,696
Targa Resources Partners LP/Targa Resources Partners Finance Corp.	6.50%		7/15/2027	5,879,000	5,918,566
Western Midstream Operating LP	5.041% (3 Mo. LIBOR + 1.10%	)#	1/13/2023	493,000	492,023
Total					40,838,627

REITS 1.26%
American Tower Corp.	3.60%		1/15/2028	238,000	219,059
American Tower Corp.	3.65%		3/15/2027	3,421,000	3,198,216
EPR Properties	4.50%		6/1/2027	1,372,000	1,191,196
EPR Properties	4.75%		12/15/2026	4,125,000	3,682,241
GLP Capital LP/GLP Financing II, Inc.	5.25%		6/1/2025	1,275,000	1,250,985
HAT Holdings I LLC/HAT Holdings II LLC†	3.375%		6/15/2026	1,418,000	1,235,269
HAT Holdings I LLC/HAT Holdings II LLC†	6.00%		4/15/2025	894,000	864,882
Kite Realty Group Trust	4.00%		3/15/2025	1,755,000	1,684,456
VICI Properties LP/VICI Note Co., Inc.†	3.50%		2/15/2025	6,577,000	6,199,034
VICI Properties LP/VICI Note Co., Inc.†	3.75%		2/15/2027	2,599,000	2,347,950
VICI Properties LP/VICI Note Co., Inc.†	5.625%		5/1/2024	2,277,000	2,257,814
Vornado Realty LP	2.15%		6/1/2026	1,231,000	1,040,935

See Notes to Financial Statements.	241

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
REITS (continued)
Vornado Realty LP	3.50%		1/15/2025	$3,565,000	$3,323,632
WEA Finance LLC/Westfield UK & Europe Finance plc†	3.75%		9/17/2024	5,314,000	5,036,972
Total					33,532,641

Retail 0.06%
Specialty Building Products Holdings LLC/SBP Finance Corp.†	6.375%		9/30/2026	1,881,000	1,557,017

Savings & Loans 0.05%
Nationwide Building Society (United Kingdom)†(b)	3.766% (3 Mo. LIBOR + 1.06%	)#	3/8/2024	1,361,000	1,350,211
Semiconductors 0.45%
Microchip Technology, Inc.	0.972%		2/15/2024	4,530,000	4,287,345
Microchip Technology, Inc.	2.67%		9/1/2023	1,525,000	1,491,704
Microchip Technology, Inc.	4.333%		6/1/2023	4,111,000	4,094,086
Qorvo, Inc.†	1.75%		12/15/2024	1,840,000	1,688,651
SK Hynix, Inc. (South Korea)†(b)	1.50%		1/19/2026	316,000	273,755
Total					11,835,541

Software 0.32%
Oracle Corp.	2.30%		3/25/2028	3,556,000	3,083,753
Oracle Corp.	2.50%		4/1/2025	2,664,000	2,521,129
Oracle Corp.	2.65%		7/15/2026	1,100,000	1,013,885
Oracle Corp.	5.80%		11/10/2025	1,467,000	1,503,118
Take-Two Interactive Software, Inc.	3.55%		4/14/2025	491,000	473,800
Total					8,595,685

Telecommunications 0.33%
Altice France SA (France)†(b)	8.125%		2/1/2027	6,750,000	6,439,264
Verizon Communications, Inc.	2.10%		3/22/2028	2,777,000	2,431,994
Total					8,871,258

Transportation 0.05%
Pelabuhan Indonesia Persero PT (Indonesia)†(b)	4.50%		5/2/2023	1,220,000	1,213,022

Trucking & Leasing 0.06%
Fortress Transportation and Infrastructure Investors LLC†	6.50%		10/1/2025	1,577,000	1,516,640

Water 0.11%
Aquarion Co.†	4.00%		8/15/2024	2,955,000	2,893,656
Total Corporate Bonds (cost $1,251,783,364)					1,181,377,398

242	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
FLOATING RATE LOANS(f) 3.27%

Chemicals 0.09%
Axalta Coating Systems US Holdings Inc. USD Term Loan B3	5.424% (3 Mo. LIBOR + 1.75%	)#	6/1/2024	$1,908,745	$1,908,030
Nutrition & Biosciences, Inc. 3 Year Delayed Draw Term Loan	5.758% (3 Mo. LIBOR + 1.25%	)#	1/17/2023	495,689	495,069
Total					2,403,099

Commercial Services 0.46%
Moneygram International, Inc 2021 Term Loan B	8.571% (1 Mo. LIBOR + 4.50%	)	7/21/2026	9,268,115	9,216,028
Trans Union, LLC 2019 Term Loan B5	5.821% (1 Mo. LIBOR + 1.75%	)#	11/16/2026	3,181,453	3,100,771
Total					12,316,799

Diversified Financial Services 0.46%
Cowen Inc Term Loan B	7.433% (6 Mo. LIBOR + 3.25%	)#	3/24/2028	6,823,297	6,806,239
Delos Finance Sarl 2018 Term Loan B (Luxembourg)(b)	5.424% (3 Mo. LIBOR + 1.75%	)	10/6/2023	5,277,221	5,267,880
Total					12,074,119

Entertainment 0.26%
Churchill Downs Incorporated 2017 Term Loan B	6.08% (1 Mo. LIBOR + 2.00%	)	12/27/2024	6,822,964	6,826,171

Health Care Services 0.07%
Humana Inc. Delayed Draw Term Loan	5.321% (1 Mo. LIBOR + 1.25%	)	5/28/2024	1,722,914	1,713,223	(g)

Lodging 0.33%
Caesars Resort Collection, LLC 2017 1st Lien Term Loan B	6.821% (1 Mo. LIBOR + 2.75%	)#	12/23/2024	4,509,752	4,486,189
Resorts World Las Vegas LLC Term Loan A	5.571% (1 Mo. LIBOR + 1.50%	)	4/16/2024	4,400,000	4,356,000
Total					8,842,189

See Notes to Financial Statements.	243

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Media 0.57%
Charter Communications Operating, LLC 2019 Term Loan B1	5.83% (1 Mo. LIBOR + 1.75%	)#	4/30/2025	$15,326,362	$15,110,797

Pipelines 0.08%
Buckeye Partners, L.P. 2021 Term Loan B	6.018% (1 Mo. LIBOR + 2.25%	)#	11/1/2026	2,088,125	2,066,064

Real Estate Investment Trusts 0.25%
American Tower Corporation 2021 First Lien Delayed Draw Term loan	5.188% (1 Mo. LIBOR + 1.13%	)#	12/8/2023	4,455,475	4,433,198	(g)
Invitation Homes Operating Partnership LP 2020 Term Loan A	5.016% (1 Mo. LIBOR + 1.00%	)	1/31/2025	2,245,570	2,206,272
Total					6,639,470

Software 0.16%
Applied Systems, Inc. 2017 1st Lien Term Loan	6.674% (3 Mo LIBOR + 3.00%	)#	9/19/2024	2,374,877	2,372,169
Project Alpha Intermediate Holding, Inc. 2021 Term Loan B	8.08% (1 Mo. LIBOR + 4.00%	)#	4/26/2024	1,885,281	1,842,862
Total					4,215,031

Telecommunications 0.54%
CenturyLink, Inc. 2020 Term Loan A	6.071% (1 Mo. LIBOR + 2.00%	)#	1/31/2025	7,665,604	7,511,488
Drive Chassis HoldCo, LLC 2019 2nd Lien Term Loan	10.609% (1 Mo. LIBOR + 6.75%	)#	4/10/2026	6,850,000	6,837,156
Total					14,348,644

Transportation 0.00%
XPO Logistics, Inc. 2018 Term Loan B	5.597% (1 Mo. LIBOR + 1.75%	)#	2/24/2025	77,225	76,839
Total Floating Rate Loans (cost $87,203,889)					86,632,445

FOREIGN GOVERNMENT OBLIGATIONS(b) 0.06%

Morocco
Morocco Government International Bond† (cost $1,501,374)	4.25%		12/11/2022	1,500,000	1,499,832

244	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.01%
Federal Home Loan Mortgage Corp. K061 X1 IO	0.283%	#(h)	11/25/2026	$13,842,129	$85,208
Freddie Mac Multifamily Structured Pass Through Certificates Q001 XA IO	2.117%	#(h)	2/25/2032	1,229,690	100,970
Government National Mortgage Assoc. 2013-193 IO	0.187%	#(h)	1/16/2055	30,981	2,096
Government National Mortgage Assoc. 2014-112 A	3.00%	#(h)	1/16/2048	140,817	127,635
Government National Mortgage Assoc. 2014-15 IO	0.595%	#(h)	8/16/2054	6,309	2,085	(a)
Government National Mortgage Assoc. 2015-19 AD	2.90%		10/16/2055	18,400	17,975
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $394,754)					335,969

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 0.06%
Federal Home Loan Mortgage Corp.	2.098% (12 Mo. LIBOR + 1.66%	)#	2/1/2038	97,266	97,195
Federal Home Loan Mortgage Corp.	2.652% (12 Mo. LIBOR + 1.79%	)#	5/1/2036	21,908	22,019
Federal Home Loan Mortgage Corp.	2.916% (12 Mo. LIBOR + 1.78%	)#	10/1/2038	16,113	16,265
Federal Home Loan Mortgage Corp.	3.033% (12 Mo. LIBOR + 1.71%	)#	4/1/2037	23,544	23,676
Federal Home Loan Mortgage Corp.	3.226% (12 Mo. LIBOR + 1.96%	)#	2/1/2037	62,568	63,444
Federal Home Loan Mortgage Corp.	3.566% (12 Mo. LIBOR + 1.92%	)#	9/1/2036	66,426	67,209
Federal Home Loan Mortgage Corp.	3.821% (12 Mo. LIBOR + 1.79%	)#	12/1/2036	60,867	61,573
Federal Home Loan Mortgage Corp.	3.89% (12 Mo. LIBOR + 1.64%	)#	11/1/2043	147,736	145,906
Federal National Mortgage Assoc.	2.444% (12 Mo. LIBOR + 1.81%	)#	4/1/2040	27,511	27,740
Federal National Mortgage Assoc.	2.518% (12 Mo. LIBOR + 1.57%	)#	6/1/2038	57,445	57,766
Federal National Mortgage Assoc.	2.579% (1 Yr. Treasury CMT + 2.24%	)#	3/1/2038	3,679	3,663
Federal National Mortgage Assoc.	2.626% (12 Mo. LIBOR + 1.81%	)#	12/1/2040	25,632	25,940
Federal National Mortgage Assoc.	2.644% (12 Mo. LIBOR + 1.53%	)#	3/1/2039	42,543	42,709
Federal National Mortgage Assoc.	2.824% (1 Yr. Treasury CMT + 2.20%	)#	1/1/2038	37,807	38,445
Federal National Mortgage Assoc.	2.829% (12 Mo. LIBOR + 1.62%	)#	8/1/2037	5,717	5,752

See Notes to Financial Statements.	245

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Assoc.	2.917% (12 Mo. LIBOR + 1.90%	)#	12/1/2038	$23,626	$24,008
Federal National Mortgage Assoc.	3.00% (12 Mo. LIBOR + 1.66%	)#	8/1/2038	11,545	11,540
Federal National Mortgage Assoc.	3.043% (12 Mo. LIBOR + 1.60%	)#	12/1/2045	75,475	78,005
Federal National Mortgage Assoc.	3.473% (12 Mo. LIBOR + 1.81%	)#	12/1/2040	59,673	60,433
Federal National Mortgage Assoc.	3.513% (12 Mo. LIBOR + 1.62%	)#	9/1/2038	50,935	51,486
Federal National Mortgage Assoc.	3.523% (12 Mo. LIBOR + 1.79%	)#	3/1/2042	251,662	254,638
Federal National Mortgage Assoc.	3.539% (12 Mo. LIBOR + 1.52%	)#	10/1/2035	73,105	73,767
Federal National Mortgage Assoc.	4.014% (12 Mo. LIBOR + 1.80%	)#	10/1/2040	15,783	16,032
Federal National Mortgage Assoc.	5.039% (12 Mo. LIBOR + 1.60%	)#	12/1/2045	233,220	240,969
Federal National Mortgage Assoc.	5.488% (12 Mo. LIBOR + 1.60%	)#	10/1/2045	53,084	54,534
Total Government Sponsored Enterprises Pass-Throughs (cost $1,601,869)					1,564,714

MUNICIPAL BONDS 0.08%

Government 0.07%
Louisiana Local Government Environmental Facilities & Community Development Authority A1	3.615%		2/1/2029	1,732,000	1,680,518
New York Transportation Development Corp. B	1.61%		12/1/2022	110,000	110,000
Total					1,790,518

Miscellaneous 0.01%
State of Illinois	4.95%		6/1/2023	318,818	318,751
Total Municipal Bonds (cost $2,162,347)					2,109,269

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 13.83%
Angel Oak Mortgage Trust 2020-1 A1†	2.466%	#(h)	12/25/2059	107,999	101,250
Angel Oak Mortgage Trust 2020-6 A1†	1.261%	#(h)	5/25/2065	157,007	133,552
Angel Oak Mortgage Trust 2021-6 A1†	1.458%	#(h)	9/25/2066	3,859,973	3,077,431
Atrium Hotel Portfolio Trust 2017-ATRM B†	5.375% (1 Mo. LIBOR + 1.50%	)#	12/15/2036	842,000	803,325
Atrium Hotel Portfolio Trust 2018-ATRM B†	5.305% (1 Mo. LIBOR + 1.43%	)#	6/15/2035	907,000	858,770

246	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Atrium Hotel Portfolio Trust 2018-ATRM C†	5.525% (1 Mo. LIBOR + 1.65%	)#	6/15/2035	$288,000	$269,880
Bayview MSR Opportunity Master Fund Trust 2021-INV4 A11†	3.847% (1 Mo. SOFR + .85%	)#	10/25/2051	8,806,068	7,977,483
BBCMS Mortgage Trust 2018-TALL A†	4.597% (1 Mo. LIBOR + .72%	)#	3/15/2037	3,400,000	3,181,973
BBCMS Mortgage Trust 2018-TALL C†	4.996% (1 Mo. LIBOR + 1.12%	)#	3/15/2037	3,350,000	2,860,177
BBCMS Trust 2015-VFM A1†	2.466%		3/10/2036	191,898	177,978
BBCMS Trust 2018-BXH A†	4.873% (1 Mo. LIBOR + 1.00%	)#	10/15/2037	1,492,237	1,433,605
BB-UBS Trust 2012-TFT B†	3.678%	#(h)	6/5/2030	2,149,000	1,925,645
BB-UBS Trust 2012-TFT C†	3.678%	#(h)	6/5/2030	3,000,000	2,569,809
BDS Ltd. 2021-FL8 A†	4.859% (1 Mo. LIBOR + .92%	)#	1/18/2036	3,830,986	3,688,487
BFLD 2019-DPLO A†	4.965% (1 Mo. LIBOR + 1.09%	)#	10/15/2034	2,780,000	2,706,108
BHMS 2018-ATLS A†	5.125% (1 Mo. LIBOR + 1.25%	)#	7/15/2035	2,639,902	2,535,716
BHMS 2018-ATLS C†	5.775% (1 Mo. LIBOR + 1.90%	)#	7/15/2035	12,254,000	11,457,753
BHMS 2018-ATLS D†	6.125% (1 Mo. LIBOR + 2.25%	)#	7/15/2035	8,630,000	7,880,808
BWAY Mortgage Trust 2013-1515 XB IO†	0.534%	#(h)	3/10/2033	47,800,000	373,968
BWAY Mortgage Trust 2015-1740 C†	3.342%		1/10/2035	3,350,000	2,885,611
BX 2021-MFM1 A†	4.575% (1 Mo. LIBOR + .70%	)#	1/15/2034	140,000	135,372
BX Commercial Mortgage Trust 2019-IMC A†	4.873% (1 Mo. LIBOR + 1.00%	)#	4/15/2034	5,880,895	5,729,166
BX Commercial Mortgage Trust 2019-IMC B†	5.173% (1 Mo. LIBOR + 1.30%	)#	4/15/2034	7,950,000	7,648,963
BX Trust 2017-SLCT F†	8.25% (1 Mo. LIBOR + 4.38%	)#	7/15/2034	1,938,850	1,864,242
BX Trust 2021-ARIA E†	6.12% (1 Mo. LIBOR + 2.24%	)#	10/15/2036	10,070,000	9,123,687
BXHPP Trust 2021-FILM A†	4.525% (1 Mo. LIBOR + .65%	)#	8/15/2036	20,000,000	18,756,278
CFCRE Commercial Mortgage Trust 2016-C4 XA IO	1.769%	#(h)	5/10/2058	862,130	35,023
CFCRE Commercial Mortgage Trust 2016-C6 XA IO	1.233%	#(h)	11/10/2049	2,602,517	84,811
CFCRE Commercial Mortgage Trust 2016-C7 XA IO	0.807%	#(h)	12/10/2054	3,439,449	75,551

See Notes to Financial Statements.	247

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CFCRE Commercial Mortgage Trust 2018-TAN A†	4.236%		2/15/2033	$3,500,000	$3,450,092
Citigroup Commercial Mortgage Trust 2014-GC23 XB IO	0.302%	#(h)	7/10/2047	3,452,000	10,780
Citigroup Commercial Mortgage Trust 2015-GC31 XA IO	0.456%	#(h)	6/10/2048	5,447,495	39,900
COLT Mortgage Loan Trust 2021-2 A1†	0.924%	#(h)	8/25/2066	5,665,399	4,624,189
Commercial Mortgage Pass-Through Certificates 2012-CR1 B	4.612%		5/15/2045	1,370,826	1,368,004
Commercial Mortgage Pass-Through Certificates 2012-CR3 B†	3.922%		10/15/2045	617,000	540,800
Commercial Mortgage Pass-Through Certificates 2012-CR4 XA IO	1.428%	#(h)	10/15/2045	1,118,551	42
Commercial Mortgage Pass-Through Certificates 2012-LTRT A2†	3.40%		10/5/2030	1,033,603	885,553
Commercial Mortgage Pass-Through Certificates 2013-CR7 XA IO	1.289%	#(h)	3/10/2046	3,597,484	1,198
Commercial Mortgage Pass-Through Certificates 2013-CR8 XA IO	0.362%	#(h)	6/10/2046	10,150,455	3,361
Commercial Mortgage Pass-Through Certificates 2013-GAM A2†	3.367%		2/10/2028	79,893	79,140
Commercial Mortgage Pass-Through Certificates 2013-SFS A1†	1.873%		4/12/2035	48,280	47,761
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA IO	1.089%	#(h)	8/10/2047	2,109,477	24,468
Commercial Mortgage Pass-Through Certificates 2016-CD1 XA IO	1.502%	#(h)	8/10/2049	795,058	29,035
Credit Suisse Mortgage Capital Certificates 2016-NXSR XB IO	0.346%	#(h)	12/15/2049	20,135,000	177,659
Credit Suisse Mortgage Capital Certificates 2020-SPT1 A1†	1.616%		4/25/2065	69,693	67,282
Credit Suisse Mortgage Capital Certificates 2021-BHAR A†	5.026% (1 Mo. LIBOR + 1.15%	)#	11/15/2038	16,329,500	15,585,577
Credit Suisse Mortgage Capital Certificates Trust 2014-USA X1 IO†	0.686%	#(h)	9/15/2037	39,135,267	461,710
Credit Suisse Mortgage Capital Certificates Trust 2017-PFHP A†	4.825% (1 Mo. LIBOR + .95%	)#	12/15/2030	502,000	495,488
Credit Suisse Mortgage Capital Certificates Trust 2020-AFC1 A1†	2.24%	#(h)	2/25/2050	328,146	302,578

248	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates Trust 2021-ADV A†	5.276% (1 Mo. LIBOR + 1.40%	)#	7/15/2038	$6,130,000	$5,830,015
Credit Suisse Mortgage Capital Certificates Trust 2021-AFC1 A1†	0.83%	#(h)	3/25/2056	541,639	422,715
Credit Suisse Mortgage Capital Certificates Trust 2021-NQM1 A1†	0.809%	#(h)	5/25/2065	2,334,848	2,082,314
Credit Suisse Mortgage Capital Certificates Trust 2021-NQM3 A1†	1.015%	#(h)	4/25/2066	863,659	706,437
Credit Suisse Mortgage Capital Certificates Trust 2021-NQM6 A1†	1.174%	#(h)	7/25/2066	5,393,956	4,321,287
Credit Suisse Mortgage Capital Certificates Trust 2021-NQM7 A3†	2.064%	#(h)	10/25/2066	920,829	740,510
Credit Suisse Mortgage Capital Certificates Trust 2022-NQM1 A1†	2.265%	#(h)	11/25/2066	4,850,273	3,948,055
CSAIL Commercial Mortgage Trust 2015-C2 XB IO†	0.108%	#(h)	6/15/2057	82,732,000	105,616
CSAIL Commercial Mortgage Trust 2016-C7 XA IO	1.084%	#(h)	11/15/2049	4,147,247	108,550
CSMC 2021-NQM6 A2†	1.379%	#(h)	7/25/2066	3,531,848	2,764,659
DBGS Mortgage Trust 2018-5BP A†	4.67% (1 Mo. LIBOR + .80%	)#	6/15/2033	1,120,000	1,069,340
DBGS Mortgage Trust 2018-BIOD A†	4.658% (1 Mo. LIBOR + .80%	)#	5/15/2035	1,239,062	1,212,373
DBGS Mortgage Trust 2021-W52 A†	5.271% (1 Mo. LIBOR + 1.39%	)#	10/15/2036	4,750,000	4,505,246
DBGS Mortgage Trust 2021-W52 C†	6.176% (1 Mo. LIBOR + 2.30%	)#	10/15/2036	9,905,000	9,007,286
DBJPM Mortgage Trust 2016-C3 XA IO	1.565%	#(h)	8/10/2049	9,123,517	364,385
DBWF Mortgage Trust 2015-LCM A1†	2.998%		6/10/2034	214,805	197,953
DBWF Mortgage Trust 2015-LCM XA IO†	0.537%	#(h)	6/10/2034	429,611	3,392
DBWF Mortgage Trust 2016-85T XA IO†	0.116%	#(h)	12/10/2036	61,529,000	114,878
Ellington Financial Mortgage Trust 2021-1 A1†	0.797%	#(h)	2/25/2066	94,947	75,193
EQUS Mortgage Trust 2021-EQAZ B†	4.975% (1 Mo. LIBOR + 1.10%	)#	10/15/2038	2,639,947	2,506,668
EQUS Mortgage Trust 2021-EQAZ C†	5.225% (1 Mo. LIBOR + 1.35%	)#	10/15/2038	8,269,834	7,813,200
Freddie Mac STACR REMIC Trust 2021-DNA5 M2†	5.171% (1 Mo. SOFR + 1.65%	)#	1/25/2034	3,464,630	3,392,354
Freddie Mac STACR REMIC Trust 2021-HQA3 M1†	4.371% (1 Mo. SOFR + .85%	)#	9/25/2041	2,609,942	2,491,821

See Notes to Financial Statements.	249

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac STACR REMIC Trust 2021-HQA4 M1†	4.471% (1 Mo. SOFR + .95%	)#	12/25/2041	$11,990,268	$11,253,528
Great Wolf Trust 2019-WOLF B†	5.209% (1 Mo. LIBOR + 1.33%	)#	12/15/2036	10,000,000	9,563,682
Great Wolf Trust 2019-WOLF C†	5.508% (1 Mo. LIBOR + 1.63%	)#	12/15/2036	2,945,000	2,809,606
GS Mortgage Securities Corp. II 2021-ARDN A†	5.125% (1 Mo. LIBOR + 1.25%	)#	11/15/2036	11,500,000	11,106,703
GS Mortgage Securities Corp. Trust 2017-GPTX A†	2.856%		5/10/2034	1,159,000	1,091,271
GS Mortgage Securities Corp. Trust 2017-GPTX B†	3.104%		5/10/2034	1,060,000	992,868
GS Mortgage Securities Corp. Trust 2017-SLP A†	3.419%		10/10/2032	1,148,630	1,116,709
GS Mortgage Securities Corp. Trust 2018-RIVR A†	4.825% (1 Mo. LIBOR + .95%	)#	7/15/2035	2,355,942	2,203,566
GS Mortgage Securities Corp. Trust 2019-70P B†	5.195% (1 Mo. LIBOR + 1.32%	)#	10/15/2036	1,245,442	1,175,653
GS Mortgage Securities Corp. Trust 2021-RENT B†	5.039% (1 Mo. LIBOR + 1.10%	)#	11/21/2035	15,856,709	15,140,753
GS Mortgage Securities Corp. Trust 2021-ROSS A†	5.026% (1 Mo. LIBOR + 1.15%	)#	5/15/2026	5,000,000	4,706,954
GS Mortgage Securities Corp. Trust 2021-ROSS H†	9.776% (1 Mo. LIBOR + 5.90%	)#	5/15/2026	560,000	468,842
GS Mortgage Securities Trust 2013-G1 A2†	3.557%	#(h)	4/10/2031	1,360,546	1,350,202
GS Mortgage Securities Trust 2013-GC12 B	3.777%	#(h)	6/10/2046	3,450,000	3,391,670
GS Mortgage Securities Trust 2013-GC12 XA IO	1.472%	#(h)	6/10/2046	15,185,676	15,872
GS Mortgage Securities Trust 2015-GS1 XA IO	0.905%	#(h)	11/10/2048	1,020,049	19,086
HMH Trust 2017-NSS A†	3.062%		7/5/2031	974,000	940,192
HMH Trust 2017-NSS B†	3.343%		7/5/2031	629,000	599,576
HMH Trust 2017-NSS C†	3.787%		7/5/2031	469,000	442,274
HMH Trust 2017-NSS D†	4.723%		7/5/2031	618,000	577,851
HONO Mortgage Trust 2021-LULU A†	5.025% (1 Mo. LIBOR + 1.15%	)#	10/15/2036	13,950,000	13,328,692
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	1,200,000	1,007,204
Hudsons Bay Simon JV Trust 2015-HB7 D7†	5.331%	#(h)	8/5/2034	559,000	381,066
Hudsons Bay Simon JV Trust 2015-HBFL CFL†	6.647% (1 Mo. LIBOR + 2.80%	)#	8/5/2034	1,732,023	1,421,747
Irvine Core Office Trust 2013-IRV A2†	3.279%	#(h)	5/15/2048	1,532,000	1,508,249
JP Morgan Chase Commercial Mortgage Securities Trust 2020-MKST E†	6.125% (1 Mo. LIBOR + 2.25%	)#	12/15/2036	5,800,000	4,813,433
JPMorgan Chase Commercial Mortgage Securities Corp. 2018-AON A†	4.128%		7/5/2031	9,500,000	8,901,813

250	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Corp. 2018-AON XA IO†	0.639%	#(h)	7/5/2031	$129,394,000	$273,940
JPMorgan Chase Commercial Mortgage Securities Corp. 2018-AON XB IO†	0.308%	#(h)	7/5/2031	50,413,000	38,112
JPMorgan Chase Commercial Mortgage Securities Trust 2012-WLDN A†	3.905%		5/5/2030	4,504,703	3,631,532
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C10 XA IO	1.149%	#(h)	12/15/2047	3,522,650	82
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C12 XA IO	0.497%	#(h)	7/15/2045	3,359,333	2,541
JPMorgan Chase Commercial Mortgage Securities Trust 2013-LC11 XA IO	1.368%	#(h)	4/15/2046	975,338	962
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C24 XA IO	1.006%	#(h)	11/15/2047	2,362,268	25,706
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY A†	3.429%		6/10/2027	5,000,000	2,325,000
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY XA IO†	0.503%	#(h)	6/10/2027	2,906,000	2,229
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY XB IO†	0.16%	#(h)	6/10/2027	1,292,000	269
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C29 XA IO	0.714%	#(h)	5/15/2048	1,417,782	15,834
JPMorgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA IO	0.722%	#(h)	12/15/2049	3,326,534	58,616
JPMorgan Chase Commercial Mortgage Securities Trust 2016-NINE A†	2.949%	#(h)	9/6/2038	4,340,000	3,859,325
JPMorgan Chase Commercial Mortgage Securities Trust 2017-JP7 XA IO	1.135%	#(h)	9/15/2050	7,501,818	245,972
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC A†	5.325% (1 Mo. LIBOR + 1.45%	)#	4/15/2031	658,000	599,674
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC B†	6.025% (1 Mo. LIBOR + 2.15%	)#	4/15/2031	449,000	410,829
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC C†	6.425% (1 Mo. LIBOR + 2.55%	)#	4/15/2031	332,000	303,041
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT XBFX†	0.555%	#(h)	7/5/2033	95,152,000	140,037
KIND Trust 2021-KIND A†	4.825% (1 Mo. LIBOR + .95%	)#	8/15/2038	6,066,158	5,734,343

See Notes to Financial Statements.	251

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
KKR Industrial Portfolio Trust 2021-KDIP A†	4.425% (1 Mo. LIBOR + .55%	)#	12/15/2037	$198,826	$191,107
LSTAR Commercial Mortgage Trust 2016-4 XA IO†	1.852%	#(h)	3/10/2049	892,378	19,630
LSTAR Commercial Mortgage Trust 2016-4 XB XB IO†	0.803%	#(h)	3/10/2049	19,753,000	338,043
LSTAR Commercial Mortgage Trust 2017-5 A3†	4.50%		3/10/2050	1,606,537	1,606,588
LUXE Trust 2021-TRIP C†	5.625% (1 Mo. LIBOR + 1.75%	)#	10/15/2038	1,000,000	921,178
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A2†	3.277%		10/15/2030	2,042,455	1,664,090
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 B	3.71%	#(h)	12/15/2048	1,000,000	991,474
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23 XA IO	0.692%	#(h)	7/15/2050	5,412,036	59,391
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31 XA IO	1.417%	#(h)	11/15/2049	4,075,978	151,044
Morgan Stanley Capital I Trust 2014-150E A†	3.912%		9/9/2032	11,430,000	10,102,529
Morgan Stanley Capital I Trust 2016-UB11 XA IO	1.578%	#(h)	8/15/2049	3,527,153	147,825
MSCG Trust 2015-ALDR A1†	2.612%		6/7/2035	191,769	180,847
New Residential Mortgage Loan Trust 2020-NQM1 A1†	2.464%	#(h)	1/26/2060	127,524	114,984
NYO Commercial Mortgage Trust 2021-1290 A†	4.971% (1 Mo. LIBOR + 1.10%	)#	11/15/2038	10,340,000	9,595,664
One New York Plaza Trust 2020-1NYP A†	4.825% (1 Mo. LIBOR + .95%	)#	1/15/2036	5,000,000	4,719,430
One New York Plaza Trust 2020-1NYP AJ†	5.125% (1 Mo. LIBOR + 1.25%	)#	1/15/2036	3,250,000	3,052,809
PFP Ltd. 2021-7 A†	4.725% (1 Mo. LIBOR + .85%	)#	4/14/2038	1,192,194	1,163,961
Ready Capital Mortgage Financing LLC 2021-FL6 A†	4.994% (1 Mo. LIBOR + .95%	)#	7/25/2036	5,636,424	5,484,243
Ready Capital Mortgage Financing LLC 2022-FL8 A†	5.197% (1 Mo. SOFR + 1.65%	)#	1/25/2037	10,000,000	9,684,768
Residential Mortgage Loan Trust 2020-1 A1†	2.376%	#(h)	1/26/2060	69,696	65,172
SFO Commercial Mortgage Trust 2021-555 A†	5.025% (1 Mo. LIBOR + 1.15%	)#	5/15/2038	1,750,000	1,615,308
SLIDE 2018-FUN XCP†	0.976%	#(h)	12/15/2020	32,786,264	328
Starwood Mortgage Residential Trust 2020-1 A1 IO†	2.275%	#(h)	2/25/2050	24,445	23,487
Starwood Mortgage Residential Trust 2021-2 A1 IO†	0.943%	#(h)	5/25/2065	1,436,418	1,330,003

252	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Securities Corp. 2006-3H 1A3	5.75%		12/25/2035	$27,468	$25,997
UBS-Barclays Commercial Mortgage Trust 2013-C5 B†	3.649%	#(h)	3/10/2046	635,141	627,910
UBS-Barclays Commercial Mortgage Trust 2013-C5 XA IO†	1.05%	#(h)	3/10/2046	1,921,846	39
UBS-Barclays Commercial Mortgage Trust 2013-C6 XA IO†	1.197%	#(h)	4/10/2046	12,278,076	2,885
VASA Trust 2021-VASA B†	5.125% (1 Mo. LIBOR + 1.25%	)#	7/15/2039	6,000,000	5,547,377
Verus Securitization Trust 2020-1 A1†	2.417%		1/25/2060	96,918	91,456
Verus Securitization Trust 2020-4 A1†	1.502%		5/25/2065	162,293	145,626
Verus Securitization Trust 2020-5 A1†	1.218%		5/25/2065	153,018	139,688
Verus Securitization Trust 2021-1 A1†	0.815%	#(h)	1/25/2066	326,199	265,907
Verus Securitization Trust 2021-5 A1†	1.013%	#(h)	9/25/2066	3,045,786	2,444,975
Verus Securitization Trust 2021-R2 A1†	0.918%	#(h)	2/25/2064	551,379	502,197
Verus Securitization Trust 2021-R3 A1†	1.02%	#(h)	4/25/2064	815,964	707,528
Waikiki Beach Hotel Trust 2019-WBM D†	5.903% (1 Mo. LIBOR + 2.03%	)#	12/15/2033	1,100,000	1,032,641
Wells Fargo Commercial Mortgage Trust 2015-C29 XA IO	0.736%	#(h)	6/15/2048	3,180,661	39,907
Wells Fargo Commercial Mortgage Trust 2015-C29 XB IO	0.098%	#(h)	6/15/2048	58,000,000	69,240
Wells Fargo Commercial Mortgage Trust 2016-BNK1 XA IO	1.858%	#(h)	8/15/2049	1,623,519	78,141
Wells Fargo Commercial Mortgage Trust 2016-LC24 XB IO	1.125%	#(h)	10/15/2049	7,056,835	223,887
WF-RBS Commercial Mortgage Trust 2013-C11 AS	3.311%		3/15/2045	1,006,631	1,004,068
WF-RBS Commercial Mortgage Trust 2013-C13 XA IO†	1.304%	#(h)	5/15/2045	8,115,952	5,538
WF-RBS Commercial Mortgage Trust 2014-C21 XB IO	0.80%	#(h)	8/15/2047	15,000,000	161,395
Total Non-Agency Commercial Mortgage-Backed Securities (cost $400,312,523)					366,668,697
Total Long-Term Investments (cost $2,463,126,048)					2,325,895,173

SHORT-TERM INVESTMENTS 5.53%

U.S. TREASURY OBLIGATIONS 4.64%
U.S. Treasury Bill	Zero Coupon		1/24/2023	61,869,000	61,496,394
U.S. Treasury Bill	0.01%		3/14/2023	62,403,000	61,643,750
Total U.S. Treasury Obligations (cost $123,133,091)					123,140,144

See Notes to Financial Statements.	253

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Investments	Principal Amount	Fair Value
REPURCHASE AGREEMENTS 0.89%
Repurchase Agreement dated 11/30/2022, 3.740% due 12/1/2022 with Barclays Bank plc collateralized by $16,049,000 of U.S. Treasury Note at 2.875% due 5/15/2052; value: $13,259,684; proceeds: $13,001,041 (cost $12,999,690)	$12,999,690	$12,999,690
Repurchase Agreement dated 11/30/2022, 1.750% due 12/1/2022 with Fixed Income Clearing Corp. collateralized by $8,842,900 of U.S. Treasury Inflation Indexed Note at 0.125% due 7/15/2024; value: $10,689,218; proceeds: $10,480,102 (cost $10,479,593)	10,479,593	10,479,593
Total		23,479,283
Total Short-Term Investments (cost $146,612,374)		146,619,427
Total Investments in Securities 93.27% (cost $2,609,738,422)		2,472,514,600
Other Assets and Liabilities – Net(i) 6.73%		178,466,893
Net Assets 100.00%		$2,650,981,493

CMT	Constant Maturity Rate.
ICE	Intercontinental Exchange.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
REITS	Real Estate Investment Trusts.
SOFR	Secured Overnight Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2022, the total value of Rule 144A securities was $1,452,671,169, which represents 54.80% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2022.
*	Non-income producing security.
(a)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(b)	Foreign security traded in U.S. dollars.
(c)	Security has been fully or partially segregated for open reverse repurchase agreements as of November 30, 2022 (See Note 2(n)).
(d)	Securities purchased on a when-issued basis (See Note 2(j)).
(e)	Defaulted (non-income producing security).
(f)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2022.
(g)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(h)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(i)	Other Assets and Liabilities - Net include net unrealized appreciation/depreciation on futures contracts and swaps as follows:

254	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Centrally Cleared Interest Rate Swap Contracts at November 30, 2022:

Central Clearingparty	Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Value/ Unrealized Appreciation
Bank of America(1)	0.173%	3-Month USD SOFR Index	10/21/2025	$165,637	$16,979

Central Clearingparty	Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Value/ Unrealized Depreciation
Bank of America(1)	3-Month USD FedFunds Index	0.184%	10/21/2025	$165,637	$(17,034)

SOFR	Secured Overnight Financing Rate.
(1)	Central clearinghouse: Chicago Mercantile Exchange (CME).

See Notes to Financial Statements.	255

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Centrally Cleared Consumer Price Index (“CPI”) Swaps at November 30, 2022:

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Appreciation
Bank of America	0.760%	CPI Urban Consumer NSA	3/31/2025	$15,000,000	$2,464,471
Bank of America	0.903%	CPI Urban Consumer NSA	4/7/2025	15,000,000	2,368,875
Bank of America	1.756%	CPI Urban Consumer NSA	11/15/2024	10,000,000	1,190,324
Bank of America	1.888%	CPI Urban Consumer NSA	10/2/2029	5,000,000	758,031
Bank of America	1.935%	CPI Urban Consumer NSA	9/1/2029	5,000,000	760,346
Bank of America	1.953%	CPI Urban Consumer NSA	10/15/2029	7,000,000	1,018,098
Bank of America	1.964%	CPI Urban Consumer NSA	11/27/2029	5,000,000	717,719
Bank of America	1.976%	CPI Urban Consumer NSA	12/2/2028	10,000,000	1,373,968
Bank of America	1.980%	CPI Urban Consumer NSA	10/14/2029	5,000,000	716,251
Bank of America	2.085%	CPI Urban Consumer NSA	12/10/2028	10,000,000	1,291,970
Bank of America	2.107%	CPI Urban Consumer NSA	2/21/2031	5,000,000	657,956
Bank of America	2.112%	CPI Urban Consumer NSA	12/8/2029	5,000,000	654,529
Bank of America	2.113%	CPI Urban Consumer NSA	12/29/2027	5,000,000	613,081
Bank of America	2.119%	CPI Urban Consumer NSA	2/11/2031	15,000,000	1,937,177
Bank of America	2.229%	CPI Urban Consumer NSA	1/6/2033	5,000,000	641,885
Bank of America	2.269%	CPI Urban Consumer NSA	10/30/2030	10,000,000	1,092,676
Bank of America	2.285%	CPI Urban Consumer NSA	5/31/2028	10,000,000	1,018,165
Bank of America	2.295%	CPI Urban Consumer NSA	1/15/2046	5,000,000	630,313
Bank of America	2.302%	CPI Urban Consumer NSA	1/11/2033	5,000,000	601,670
Bank of America	2.309%	CPI Urban Consumer NSA	1/19/2033	5,000,000	597,165
Bank of America	2.310%	CPI Urban Consumer NSA	6/1/2028	10,000,000	997,319
Bank of America	2.335%	CPI Urban Consumer NSA	11/17/2036	8,000,000	905,242
Bank of America	2.335%	CPI Urban Consumer NSA	11/21/2036	10,000,000	1,130,245
Bank of America	2.341%	CPI Urban Consumer NSA	8/27/2028	10,000,000	944,947
Bank of America	2.343%	CPI Urban Consumer NSA	9/11/2028	10,000,000	946,415

256	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Appreciation
Bank of America	2.344%	CPI Urban Consumer NSA	3/15/2029	$5,000,000	$486,961
Bank of America	2.345%	CPI Urban Consumer NSA	8/14/2028	10,000,000	938,506
Bank of America	2.353%	CPI Urban Consumer NSA	6/6/2028	10,000,000	953,042
Bank of America	2.358%	CPI Urban Consumer NSA	7/25/2028	10,000,000	928,074
Bank of America	2.363%	CPI Urban Consumer NSA	1/23/2033	5,000,000	515,944
Bank of America	2.363%	CPI Urban Consumer NSA	1/25/2033	5,000,000	516,113
Bank of America	2.365%	CPI Urban Consumer NSA	1/30/2038	10,000,000	1,054,847
Bank of America	2.365%	CPI Urban Consumer NSA	9/29/2052	31,000,000	1,213,626
Bank of America	2.370%	CPI Urban Consumer NSA	4/18/2030	25,000,000	2,380,684
Bank of America	2.370%	CPI Urban Consumer NSA	2/28/2038	5,000,000	523,235
Bank of America	2.375%	CPI Urban Consumer NSA	8/9/2028	10,000,000	907,959
Bank of America	2.379%	CPI Urban Consumer NSA	9/21/2028	15,000,000	1,370,227
Bank of America	2.380%	CPI Urban Consumer NSA	7/6/2028	10,000,000	916,371
Bank of America	2.380%	CPI Urban Consumer NSA	7/17/2028	15,000,000	1,365,293
Bank of America	2.384%	CPI Urban Consumer NSA	10/1/2028	10,000,000	912,720
Bank of America	2.390%	CPI Urban Consumer NSA	8/3/2028	10,000,000	891,426
Bank of America	2.393%	CPI Urban Consumer NSA	5/11/2028	10,000,000	897,099
Bank of America	2.396%	CPI Urban Consumer NSA	10/9/2028	10,000,000	903,594
Bank of America	2.400%	CPI Urban Consumer NSA	4/26/2030	10,000,000	913,641
Bank of America	2.408%	CPI Urban Consumer NSA	5/21/2028	5,000,000	445,544
Bank of America	2.410%	CPI Urban Consumer NSA	3/15/2031	5,000,000	523,364
Bank of America	2.410%	CPI Urban Consumer NSA	4/12/2036	5,000,000	529,485
Bank of America	2.420%	CPI Urban Consumer NSA	4/23/2041	10,000,000	990,420
Bank of America	2.425%	CPI Urban Consumer NSA	3/16/2031	20,000,000	2,063,545
Bank of America	2.429%	CPI Urban Consumer NSA	7/27/2036	20,000,000	1,794,950
Bank of America	2.434%	CPI Urban Consumer NSA	3/23/2031	10,000,000	1,021,322

See Notes to Financial Statements.	257

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Appreciation
Bank of America	2.437%	CPI Urban Consumer NSA	9/7/2037	$10,000,000	$793,588
Bank of America	2.438%	CPI Urban Consumer NSA	2/10/2042	30,000,000	1,663,930
Bank of America	2.439%	CPI Urban Consumer NSA	4/13/2033	10,000,000	1,021,050
Bank of America	2.439%	CPI Urban Consumer NSA	8/17/2041	10,000,000	783,457
Bank of America	2.443%	CPI Urban Consumer NSA	4/14/2033	10,000,000	1,016,545
Bank of America	2.443%	CPI Urban Consumer NSA	3/26/2036	10,000,000	1,020,281
Bank of America	2.446%	CPI Urban Consumer NSA	4/6/2041	5,000,000	478,465
Bank of America	2.453%	CPI Urban Consumer NSA	4/19/2036	10,000,000	997,315
Bank of America	2.457%	CPI Urban Consumer NSA	4/9/2031	10,000,000	992,733
Bank of America	2.459%	CPI Urban Consumer NSA	3/29/2033	10,000,000	1,005,415
Bank of America	2.463%	CPI Urban Consumer NSA	4/16/2031	10,000,000	983,499
Bank of America	2.463%	CPI Urban Consumer NSA	8/27/2033	20,000,000	1,567,496
Bank of America	2.468%	CPI Urban Consumer NSA	4/28/2031	10,000,000	972,685
Bank of America	2.468%	CPI Urban Consumer NSA	4/7/2033	10,000,000	992,518
Bank of America	2.470%	CPI Urban Consumer NSA	4/7/2033	10,000,000	990,290
Bank of America	2.474%	CPI Urban Consumer NSA	3/22/2031	10,000,000	984,612
Bank of America	2.475%	CPI Urban Consumer NSA	3/19/2031	10,000,000	983,197
Bank of America	2.476%	CPI Urban Consumer NSA	4/27/2031	15,000,000	1,449,643
Bank of America	2.477%	CPI Urban Consumer NSA	6/11/2036	10,000,000	912,265
Bank of America	2.480%	CPI Urban Consumer NSA	4/1/2033	5,000,000	491,426
Bank of America	2.481%	CPI Urban Consumer NSA	7/29/2033	15,000,000	1,248,369
Bank of America	2.481%	CPI Urban Consumer NSA	8/12/2036	15,000,000	1,186,999
Bank of America	2.483%	CPI Urban Consumer NSA	4/26/2031	10,000,000	961,106
Bank of America	2.484%	CPI Urban Consumer NSA	6/25/2030	20,000,000	1,767,643
Bank of America	2.489%	CPI Urban Consumer NSA	9/9/2034	20,000,000	1,458,474
Bank of America	2.493%	CPI Urban Consumer NSA	6/28/2030	25,000,000	2,178,830

258	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Appreciation
Bank of America	2.496%	CPI Urban Consumer NSA	3/31/2031	$15,000,000	$1,437,696
Bank of America	2.496%	CPI Urban Consumer NSA	3/30/2033	10,000,000	963,958
Bank of America	2.498%	CPI Urban Consumer NSA	9/1/2036	20,000,000	1,440,442
Bank of America	2.500%	CPI Urban Consumer NSA	10/4/2025	50,000,000	251,091
Bank of America	2.502%	CPI Urban Consumer NSA	9/29/2034	20,000,000	1,379,989
Bank of America	2.507%	CPI Urban Consumer NSA	5/10/2041	10,000,000	827,607
Bank of America	2.510%	CPI Urban Consumer NSA	6/30/2030	20,000,000	1,704,426
Bank of America	2.520%	CPI Urban Consumer NSA	4/29/2031	15,000,000	1,384,638
Bank of America	2.521%	CPI Urban Consumer NSA	5/21/2046	13,000,000	944,603
Bank of America	2.522%	CPI Urban Consumer NSA	5/28/2036	15,000,000	1,307,401
Bank of America	2.540%	CPI Urban Consumer NSA	9/15/2034	20,000,000	1,323,666
Bank of America	2.545%	CPI Urban Consumer NSA	9/14/2034	15,000,000	986,599
Bank of America	2.554%	CPI Urban Consumer NSA	6/8/2031	15,000,000	1,276,964
Bank of America	2.559%	CPI Urban Consumer NSA	6/1/2030	20,000,000	1,723,263
Bank of America	2.560%	CPI Urban Consumer NSA	4/30/2031	15,000,000	1,327,276
Bank of America	2.564%	CPI Urban Consumer NSA	6/15/2029	30,000,000	2,501,935
Bank of America	2.564%	CPI Urban Consumer NSA	6/7/2033	20,000,000	1,666,493
Bank of America	2.565%	CPI Urban Consumer NSA	5/6/2031	10,000,000	875,634
Bank of America	2.566%	CPI Urban Consumer NSA	5/28/2031	15,000,000	1,283,906
Bank of America	2.585%	CPI Urban Consumer NSA	5/12/2036	15,000,000	1,199,995
Bank of America	2.593%	CPI Urban Consumer NSA	5/17/2036	10,000,000	786,989
Bank of America	2.623%	CPI Urban Consumer NSA	5/11/2031	10,000,000	817,711
Bank of America	2.638%	CPI Urban Consumer NSA	11/15/2051	35,000,000	664,901	(1)
Bank of America	2.700%	CPI Urban Consumer NSA	10/15/2024	70,000,000	51,398
Bank of America	3.150%	CPI Urban Consumer NSA	3/2/2027	80,000,000	1,189,467
Total Unrealized Appreciation on Centrally Cleared CPI Swaps					$110,206,709

See Notes to Financial Statements.	259

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Depreciation
Bank of America	2.578%	CPI Urban Consumer NSA	10/28/2052	$10,000,000	$(128,073)
Bank of America	2.665%	CPI Urban Consumer NSA	3/9/2052	17,000,000	(66,031)
Bank of America	2.665%	CPI Urban Consumer NSA	3/9/2052	27,000,000	(910,359	)(2)
Bank of America	2.754%	CPI Urban Consumer NSA	4/14/2052	20,000,000	(667,440)
Bank of America	2.788%	CPI Urban Consumer NSA	6/8/2026	5,000,000	(231,166)
Bank of America	2.850%	CPI Urban Consumer NSA	10/28/2027	30,000,000	(186,371)
Total Unrealized Depreciation on Centrally Cleared CPI Swaps					$(2,189,440)

(1)	Upfront payments paid (received) by Central Clearing Party are presented net of amortization. Includes upfront payment of $53,126.
(2)	Upfront payments paid (received) by Central Clearing Party are presented net of amortization. Includes upfront payment of $805,486.

Consumer Price Index (“CPI”) OTC Swaps at November 30, 2022:

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Appreciation
Bank of America	1.676%	CPI Urban Consumer NSA	8/4/2026	$15,000,000	$2,412,429
Bank of America	1.747%	CPI Urban Consumer NSA	8/22/2026	20,000,000	3,051,675
Bank of America	2.080%	CPI Urban Consumer NSA	4/22/2025	10,000,000	1,066,193
Bank of America	2.100%	CPI Urban Consumer NSA	4/26/2025	10,000,000	1,053,112
Bank of America	2.144%	CPI Urban Consumer NSA	7/24/2029	10,000,000	1,274,135
Bank of America	2.148%	CPI Urban Consumer NSA	7/31/2029	10,000,000	1,272,250
Bank of America	2.213%	CPI Urban Consumer NSA	10/25/2032	5,000,000	651,170
Bank of America	2.275%	CPI Urban Consumer NSA	1/6/2026	20,000,000	1,909,100
Bank of America	2.298%	CPI Urban Consumer NSA	4/5/2029	5,000,000	509,745
Bank of America	2.301%	CPI Urban Consumer NSA	3/28/2029	5,000,000	508,540
Bank of America	2.345%	CPI Urban Consumer NSA	2/13/2029	30,000,000	2,961,537
Bank of America	2.348%	CPI Urban Consumer NSA	3/10/2032	5,000,000	516,652
Bank of America	2.360%	CPI Urban Consumer NSA	2/8/2029	10,000,000	969,917
Bank of America	2.360%	CPI Urban Consumer NSA	2/15/2029	10,000,000	967,747

260	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Appreciation
Bank of America	2.363%	CPI Urban Consumer NSA	2/1/2038	$5,000,000	$530,536
Bank of America	2.370%	CPI Urban Consumer NSA	1/26/2029	5,000,000	478,705
Bank of America	2.370%	CPI Urban Consumer NSA	2/27/2029	10,000,000	951,480
Bank of America	2.376%	CPI Urban Consumer NSA	2/26/2038	5,000,000	517,340
Bank of America	2.380%	CPI Urban Consumer NSA	1/13/2029	10,000,000	938,059
Bank of America	2.380%	CPI Urban Consumer NSA	1/18/2029	10,000,000	942,490
Bank of America	2.398%	CPI Urban Consumer NSA	1/24/2029	10,000,000	922,166
Bank of America	2.398%	CPI Urban Consumer NSA	2/12/2033	5,000,000	489,134
Bank of America	2.445%	CPI Urban Consumer NSA	4/24/2023	40,000,000	1,348,211
Bank of America	2.590%	CPI Urban Consumer NSA	6/26/2023	40,000,000	563,694
Barclays Bank plc	1.874%	CPI Urban Consumer NSA	4/11/2026	10,000,000	1,418,048
Barclays Bank plc	1.944%	CPI Urban Consumer NSA	3/22/2041	5,000,000	1,001,424
Barclays Bank plc	1.960%	CPI Urban Consumer NSA	2/5/2025	10,000,000	1,040,962
Barclays Bank plc	2.128%	CPI Urban Consumer NSA	6/22/2025	10,000,000	1,008,653
Barclays Bank plc	2.158%	CPI Urban Consumer NSA	12/2/2024	10,000,000	1,030,552
Barclays Bank plc	2.159%	CPI Urban Consumer NSA	11/25/2024	15,000,000	1,548,977
Barclays Bank plc	2.205%	CPI Urban Consumer NSA	12/9/2024	15,000,000	1,480,950
Barclays Bank plc	2.207%	CPI Urban Consumer NSA	1/11/2025	20,000,000	1,952,746
Barclays Bank plc	2.223%	CPI Urban Consumer NSA	12/30/2023	30,000,000	2,773,782
Barclays Bank plc	2.228%	CPI Urban Consumer NSA	12/5/2024	15,000,000	1,454,465
Barclays Bank plc	2.354%	CPI Urban Consumer NSA	12/23/2031	10,000,000	1,031,679
Barclays Bank plc	2.393%	CPI Urban Consumer NSA	12/13/2031	5,000,000	487,429
Barclays Bank plc	2.410%	CPI Urban Consumer NSA	2/1/2032	10,000,000	949,585
Deutsche Bank AG	2.059%	CPI Urban Consumer NSA	5/21/2025	20,000,000	2,159,390
Deutsche Bank AG	2.465%	CPI Urban Consumer NSA	11/30/2031	5,000,000	112,447
Deutsche Bank AG	2.505%	CPI Urban Consumer NSA	12/7/2031	5,000,000	66,787

See Notes to Financial Statements.	261

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Appreciation
Deutsche Bank AG	2.518%	CPI Urban Consumer NSA	4/17/2026	$15,000,000	$443,981
Goldman Sachs	1.568%	CPI Urban Consumer NSA	3/2/2024	8,000,000	1,196,097
Goldman Sachs	1.649%	CPI Urban Consumer NSA	3/4/2024	5,000,000	713,027
Goldman Sachs	2.230%	CPI Urban Consumer NSA	12/14/2024	10,000,000	962,848
Goldman Sachs	2.317%	CPI Urban Consumer NSA	3/16/2029	5,000,000	503,454
Goldman Sachs	2.350%	CPI Urban Consumer NSA	12/16/2036	10,000,000	1,090,841
Goldman Sachs	2.363%	CPI Urban Consumer NSA	6/21/2027	20,000,000	1,820,162
Goldman Sachs	2.370%	CPI Urban Consumer NSA	5/16/2028	10,000,000	924,366
Goldman Sachs	2.372%	CPI Urban Consumer NSA	5/3/2030	5,000,000	474,543
Goldman Sachs	2.378%	CPI Urban Consumer NSA	4/17/2030	5,000,000	471,980
Goldman Sachs	2.380%	CPI Urban Consumer NSA	12/8/2031	10,000,000	997,386
Goldman Sachs	2.390%	CPI Urban Consumer NSA	2/7/2032	5,000,000	488,486
Goldman Sachs	2.448%	CPI Urban Consumer NSA	4/24/2023	30,000,000	1,003,117
J.P. Morgan	1.950%	CPI Urban Consumer NSA	10/14/2026	10,000,000	1,347,236
J.P. Morgan	2.074%	CPI Urban Consumer NSA	11/21/2023	35,000,000	2,652,633
Unrealized Appreciation on CPI OTC Swaps					$61,414,050

Consumer Price Index (“CPI”) OTC Swaps at November 30, 2022:

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Depreciation
Bank of America	2.825%	CPI Urban Consumer NSA	7/22/2023	$5,000,000	$(272,224)
Bank of America	CPI Urban Consumer NSA	1.645%	10/1/2025	15,000,000	(2,230,057)
Bank of America	CPI Urban Consumer NSA	1.813%	3/31/2026	5,000,000	(732,332)
Bank of America	CPI Urban Consumer NSA	2.054%	12/5/2022	10,000,000	(962,029)
Barclays Bank plc	2.945%	CPI Urban Consumer NSA	3/5/2038	15,000,000	(1,481,544)
Barclays Bank plc	CPI Urban Consumer NSA	2.150%	2/10/2023	30,000,000	(2,924,057)
Credit Suisse	2.864%	CPI Urban Consumer NSA	3/22/2032	8,000,000	(550,114)
Deutsche Bank AG	2.750%	CPI Urban Consumer NSA	3/30/2032	6,000,000	(245,016)

262	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Depreciation
Deutsche Bank AG	3.010%	CPI Urban Consumer NSA	2/15/2033	$15,000,000	$(1,416,972)
Deutsche Bank AG	CPI Urban Consumer NSA	1.618%	8/25/2023	15,000,000	(1,982,348)
Deutsche Bank AG	CPI Urban Consumer NSA	1.650%	1/20/2026	10,000,000	(1,568,454)
Deutsche Bank AG	CPI Urban Consumer NSA	1.667%	4/20/2023	20,000,000	(2,763,985)
Deutsche Bank AG	CPI Urban Consumer NSA	1.673%	4/20/2023	20,000,000	(2,755,630)
Deutsche Bank AG	CPI Urban Consumer NSA	2.105%	7/10/2025	10,000,000	(1,028,464)
Goldman Sachs	2.773%	CPI Urban Consumer NSA	4/3/2023	20,000,000	(338,799)
Goldman Sachs	2.945%	CPI Urban Consumer NSA	1/16/2038	15,000,000	(1,576,783)
Goldman Sachs	2.980%	CPI Urban Consumer NSA	2/7/2033	10,000,000	(878,476)
Goldman Sachs	CPI Urban Consumer NSA	1.988%	5/25/2023	10,000,000	(1,058,632)
Goldman Sachs	CPI Urban Consumer NSA	2.063%	12/8/2024	15,000,000	(1,258,109)
J.P. Morgan	2.815%	CPI Urban Consumer NSA	4/5/2032	5,000,000	(283,545)
J.P. Morgan	2.955%	CPI Urban Consumer NSA	7/6/2026	5,000,000	(409,492)
J.P. Morgan	CPI Urban Consumer NSA	1.645%	8/27/2023	5,000,000	(649,988)
Unrealized Depreciation on CPI OTC Swaps					$(27,367,050)

Futures Contracts at November 30, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2023	6,189	Long	$1,267,736,671	$1,270,969,178	$3,232,507
U.S. 5-Year Treasury Note	March 2023	823	Long	88,847,301	89,353,368	506,067
U.S. Ultra Treasury Bond	March 2023	890	Long	120,795,722	121,290,312	494,590
US 10-Year Ultra Treasury Note	March 2023	140	Long	16,627,422	16,751,875	124,453
Total Unrealized Appreciation on Futures Contracts						$4,357,617

See Notes to Financial Statements.	263

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2022

Reverse Repurchase Agreement Payable as of November 30, 2022:

Counterparty	Principal	Collateral Held by Counterparty	Interest Rate(1)		Trade Date	Maturity Date(2)	Fair Value(3)
Barclays Bank plc	$45,500	$52,001 principal, American Airlines Group, Inc. at 3.75% due 3/1/2025, $45,588 Fair value	(10.00%	)	07/22/2022	On Demand	$43,870

(1)	The negative interest rate on the reverse repurchase agreement results in interest income to the Fund.
(2)	This reverse repurchase agreement has no stated maturity and may be terminated by either party at any time.
(3)	Total fair value of reverse repurchase agreement is presented net of interest receivable of $1,630.

The following is a summary of the inputs used as of November 30, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$685,702,623	$–	$685,702,623
Common Stocks
Banks	–	–	1,169	1,169
Remaining Industries	3,057	–	–	3,057
Corporate Bonds	–	1,181,377,398	–	1,181,377,398
Floating Rate Loans
Health Care Services	–	–	1,713,223	1,713,223
Real Estate Investment Trusts	–	2,206,272	4,433,198	6,639,470
Remaining Industries	–	78,279,752	–	78,279,752
Foreign Government Obligations	–	1,499,832	–	1,499,832
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	333,884	2,085	335,969
Government Sponsored Enterprises Pass-Throughs	–	1,564,714	–	1,564,714
Municipal Bonds	–	2,109,269	–	2,109,269
Non-Agency Commercial Mortgage-Backed Securities	–	366,668,697	–	366,668,697
Short-Term Investments
U.S. Treasury Obligations	–	123,140,144	–	123,140,144
Repurchase Agreements	–	23,479,283	–	23,479,283
Total	$3,057	$2,466,361,868	$6,149,675	$2,472,514,600

264	See Notes to Financial Statements.

Schedule of Investments (concluded)

INFLATION FOCUSED FUND November 30, 2022

Investment Type(2)	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Centrally Cleared Interest Rate Swap Contracts
Assets	$–	$16,979	$–	$16,979
Liabilities	–	(17,034)	–	(17,034)
Centrally Cleared CPI Swap Contracts
Assets	–	110,206,709	–	110,206,709
Liabilities	–	(2,189,440)	–	(2,189,440)
OTC CPI Swap Contracts
Assets	–	61,414,050	–	61,414,050
Liabilities	–	(27,367,050)	–	(27,367,050)
Futures Contracts
Assets	4,357,617	–	–	4,357,617
Liabilities	–	–	–	–
Reverse Repurchase Agreements
Assets	–	–	–	–
Liabilities	–	(43,870)	–	(43,870)
Total	$4,357,617	$142,020,344	$–	$146,377,961

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset- Backed Securities	Common Stocks	Floating Rate Loans	Government Sponsored Enterprises Collateralized Mortgage Obligations	Government Sponsored Enterprises Pass- Throughs	Non-Agency Commercial Mortgage- Backed Securities
Balance as of December 1, 2021	$13,531,087	$–	$16,353,205	$–	$81,892	$40,155,648
Accrued Discounts (Premiums)	–	–	3,462	(63,631)	–	(2,260)
Realized Gain (Loss)	–	6,017	4,090	–	–	(885,215)
Change in Unrealized Appreciation (Depreciation)	(33)	1,169	94,776	48,473	–	223,107
Purchases	–	14,925	4,455,896	–	–	–
Sales	(67,763)	(20,942)	(14,765,008)	–	–	(39,491,280)
Transfers into Level 3(a)	–	–	–	17,243	–	–
Transfers out of Level 3(a)	(13,463,291)	–	–	–	(81,892)	–
Balance as of November 30, 2022	$–	$1,169	$6,146,421	$2,085	$–	$–
Change in unrealized appreciation/depreciation for the year ended November 30, 2022, related to Level 3 investments held at November 30, 2022	$–	$1,169	$(10,221)	$48,472	$–	$–

(a)	The Fund recognizes transfers within the fair value hierarchy as of the beginning of the period. Transfers into and out of Level 3 were primarily related to the availability of market quotations in accordance with valuation methodology.

See Notes to Financial Statements.	265

Schedule of Investments

SHORT DURATION CORE BOND FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 96.85%

ASSET-BACKED SECURITIES 25.01%

Automobiles 8.65%
Avid Automobile Receivables Trust 2021-1 C†	1.55%	5/15/2026	$830,000	$786,064
Avis Budget Rental Car Funding AESOP LLC 2018-2A A†	4.00%	3/20/2025	700,000	686,215
CarMax Auto Owner Trust 2020-1 D	2.64%	7/15/2026	125,000	118,283
Carvana Auto Receivables Trust 2020-P1 C	1.32%	11/9/2026	400,000	344,154
Carvana Auto Receivables Trust 2022-P2 A4	4.68%	2/10/2028	450,000	433,826
CPS Auto Receivables Trust 2022-A A†	0.98%	4/16/2029	599,236	588,572
Credit Acceptance Auto Loan Trust 2021-3A A†	1.00%	5/15/2030	825,000	778,405
Drive Auto Receivables Trust 2018-5 D	4.30%	4/15/2026	124,028	123,661
Drive Auto Receivables Trust 2019-1 D	4.09%	6/15/2026	109,584	109,297
Drive Auto Receivables Trust 2020-2 C	2.28%	8/17/2026	603,761	599,253
First Investors Auto Owner Trust 2021-2A A†	0.48%	3/15/2027	479,028	464,101
Flagship Credit Auto Trust 2022-3 A2†	4.06%	10/15/2025	640,000	633,645
Flagship Credit Auto Trust 2022-3 A3†	4.55%	4/15/2027	1,400,000	1,368,796
Flagship Credit Auto Trust 2022-4 A2†	6.15%	9/15/2026	505,000	504,274
Flagship Credit Auto Trust 2022-4 A3†	6.32%	6/15/2027	605,000	606,109
GLS Auto Receivables Issuer Trust 2021-1A B†	0.82%	4/15/2025	147,521	147,084
GLS Auto Receivables Issuer Trust 2021-1A C†	1.20%	1/15/2027	650,000	636,352
GLS Auto Receivables Issuer Trust 2021-3A B†	0.78%	11/17/2025	460,000	444,991
GLS Auto Receivables Issuer Trust 2021-3A C†	1.11%	9/15/2026	460,000	429,509
Hertz Vehicle Financing III LP 2021-2A A†	1.68%	12/27/2027	620,000	531,105
Hertz Vehicle Financing LLC 2021-1A A†	1.21%	12/26/2025	265,000	243,174
Mercedes-Benz Auto Receivables Trust 2022-1 A3	5.21%	8/16/2027	810,000	811,181
OneMain Direct Auto Receivables Trust 2019-1 A†	3.63%	9/14/2027	584,000	558,479
OneMain Direct Auto Receivables Trust 2019-1A C†	4.19%	11/14/2028	753,000	689,445
OneMain Direct Auto Receivables Trust 2021-1A A†	0.87%	7/14/2028	340,000	312,508
OneMain Direct Auto Receivables Trust 2021-1A B†	1.26%	7/14/2028	317,000	274,549
PenFed Auto Receivables Owner Trust 2022-A A3†	3.96%	4/15/2026	1,275,000	1,252,112
Prestige Auto Receivables Trust Part 2022-1A B†	6.55%	7/17/2028	1,215,000	1,213,089
Santander Consumer Auto Receivables Trust 2020-BA C†	1.29%	4/15/2026	681,000	653,120
Santander Consumer Auto Receivables Trust 2020-BA D†	2.14%	12/15/2026	1,155,000	1,094,581
Santander Drive Auto Receivables Trust 2022-5 B	4.43%	3/15/2027	1,085,000	1,047,785
Santander Drive Auto Receivables Trust 2022-6 B	4.72%	6/15/2027	1,505,000	1,462,533

266	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Automobiles (continued)
World Omni Automobile Lease Securitization Trust 2022-A A3	3.21%		2/18/2025	$400,000	$391,032
Total					20,337,284

Credit Card 1.72%
American Express Credit Account Master Trust 2022-2 A	3.39%		5/15/2027	785,000	759,323
Capital One Multi-Asset Execution Trust 2022-A3 A	4.95%		10/15/2027	435,000	437,276
Continental Finance Credit Card ABS Master Trust 2020-1A A†	2.24%		12/15/2028	600,000	561,386
Discover Card Execution Note Trust 2022-A4 A	5.03%		10/15/2027	565,000	568,052
Master Credit Card Trust 2021-1A B†	0.79%		11/21/2025	1,200,000	1,117,116
Newday Funding Master Issuer plc 2021-1A A2†	4.905% (SOFR + 1.10%	)#	3/15/2029	600,000	592,586
Total					4,035,739

Other 14.12%
ACREC Ltd. 2021-FL1 A†	5.061% (1 Mo. LIBOR + 1.15%	)#	10/16/2036	450,000	429,194
ACRES Commercial Realty Ltd. 2021-FL2 A†	5.311% (1 Mo. LIBOR + 1.40%	)#	1/15/2037	670,000	649,776
Affirm Asset Securitization Trust 2022-X1 A†	1.75%		2/15/2027	578,065	561,086
AMMC CLO Ltd. 2016-19A AR†	5.219% (3 Mo. LIBOR + 1.14%	)#	10/16/2028	56,866	56,718
AMMC CLO Ltd. 2020-23A A1R†	5.119% (3 Mo. LIBOR + 1.04%	)#	10/17/2031	750,000	731,573
Amur Equipment Finance Receivables IX LLC 2021-1A D†	2.30%		11/22/2027	675,000	610,412
Amur Equipment Finance Receivables VII LLC 2019-1A C†	3.09%		3/20/2025	100,000	98,564
Apidos CLO XXIV 2016-24A A1AL†	5.193% (3 Mo. LIBOR + .95%	)#	10/20/2030	250,000	245,575
Aqua Finance Trust 2021-A A†	1.54%		7/17/2046	224,745	205,397
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL2 A†	4.975% (1 Mo. LIBOR + 1.10%	)#	5/15/2036	300,000	291,895
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL3 A†	4.945% (1 Mo. LIBOR + 1.07%	)#	8/15/2034	460,000	441,996
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL4 A†	5.225% (1 Mo. LIBOR + 1.35%	)#	11/15/2036	560,000	543,461

See Notes to Financial Statements.	267

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Arbor Realty Commercial Real Estate Notes Ltd. 2022-FL1 A†	4.668% (1 Mo. SOFR + 1.45%	)#	1/15/2037	$1,000,000	$972,500
Bain Capital Credit CLO 2018-2A A1†	5.307% (3 Mo. LIBOR + 1.08%	)#	7/19/2031	750,000	735,624
BDS Ltd. 2020-FL5 A†	5.175% (1 Mo. Term SOFR + 1.26%	)#	2/16/2037	184,186	182,010
BDS Ltd. 2021-FL10 A†	5.009% (1 Mo. LIBOR + 1.07%	)#	6/16/2036	500,000	484,584
BlueMountain Fuji US CLO I Ltd. 2017-1A A1R†	5.223% (3 Mo. LIBOR + .98%	)#	7/20/2029	249,479	244,480
BSPRT Issuer Ltd. 2021-FL7 A†	5.195% (1 Mo. LIBOR + 1.32%	)#	12/15/2038	380,000	364,546
Carlyle US CLO Ltd. 2017-3A A1AR†	5.143% (3 Mo. LIBOR + .90%	)#	7/20/2029	247,837	244,446
Carlyle US CLO Ltd. 2019-1A A1AR†	5.323% (3 Mo. LIBOR + 1.08%	)#	4/20/2031	750,000	734,541
CIFC Funding I Ltd. 2021-1A A1†	5.468% (3 Mo. LIBOR + 1.11%	)#	4/25/2033	570,000	560,519
Dell Equipment Finance Trust 2021-2 B†	0.81%		12/22/2026	460,000	429,142
Dell Equipment Finance Trust 2021-2 C†	0.94%		12/22/2026	460,000	429,363
Dell Equipment Finance Trust 2021-2 D†	1.21%		6/22/2027	460,000	427,117
Diamond Resorts Owner Trust 2018-1 B†	4.19%		1/21/2031	46,922	45,893
Dryden 53 CLO Ltd. 2017-53A A†	5.199% (3 Mo. LIBOR + 1.12%	)#	1/15/2031	400,000	392,816
Dryden XXVI Senior Loan Fund 2013-26A AR†	4.979% (3 Mo. LIBOR + .90%	)#	4/15/2029	242,807	239,153
Encina Equipment Finance LLC 2021-1A B†	1.21%		2/16/2027	800,000	756,319
Encina Equipment Finance LLC 2022-1A A2†	4.88%		11/15/2028	848,000	824,595
Galaxy XIX CLO Ltd. 2015-19A A1RR†	5.275% (3 Mo. LIBOR + .95%	)#	7/24/2030	169,531	166,261
Greystone CRE Notes Ltd. 2021-FL3 A†	4.895% (1 Mo. LIBOR + 1.02%	)#	7/15/2039	460,000	438,043
HGI CRE CLO Ltd. 2021-FL1 A†	4.937% (1 Mo. LIBOR + 1.05%	)#	6/16/2036	555,949	531,654
HGI CRE CLO Ltd. 2021-FL1 AS†	5.287% (1 Mo. LIBOR + 1.40%	)#	6/16/2036	100,000	94,395
HGI CRE CLO Ltd. 2021-FL1 B†	5.487% (1 Mo. LIBOR + 1.60%	)#	6/16/2036	100,000	94,581
KKR CLO Ltd. 29A A†	5.279% (3 Mo. LIBOR + 1.20%	)#	1/15/2032	250,000	245,659

268	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
KREF Ltd. 2021-FL2 A†	4.981% (1 Mo. LIBOR + 1.07%	)#	2/15/2039	$360,000	$346,725
KREF Ltd. 2021-FL2 AS†	5.211% (1 Mo. LIBOR + 1.30%	)#	2/15/2039	360,000	343,462
LCM XXII Ltd. 22A A1R†	5.403% (3 Mo. LIBOR + 1.16%	)#	10/20/2028	206,893	204,220
Lendmark Funding Trust 2022-1A B†	5.62%		7/20/2032	715,000	689,255
LFT CRE Ltd. 2021-FL1 B†	5.625% (1 Mo. LIBOR + 1.75%	)#	6/15/2039	730,000	709,301
LMREC LLC 2021-CRE4 A†	5.094% (1 Mo. LIBOR + 1.05%	)#	4/22/2037	407,554	395,346
LoanCore Issuer Ltd. 2019-CRE2 C†	5.875% (1 Mo. LIBOR + 2.00%	)#	5/15/2036	630,000	617,944
LoanCore Issuer Ltd. 2022-CRE7 A†	4.891% (1 Mo. SOFR + 1.55%	)#	1/17/2037	560,000	538,315
Madison Park Funding XI Ltd. 2013-11A AR2†	5.225% (3 Mo. LIBOR + .90%	)#	7/23/2029	242,246	237,624
Magnetite Xxix Ltd. 2021-29A A†	5.069% (3 Mo. LIBOR + .99%	)#	1/15/2034	250,000	244,546
Mariner Finance Issuance Trust 2022-AA A†	6.45%		10/20/2037	690,000	685,842
Marlette Funding Trust 2020-3A D†	4.65%		9/16/2030	500,000	485,973
Marlette Funding Trust 2021-1A B†	1.00%		6/16/2031	772,801	760,837
ME Funding LLC 2019-1 A2†	6.448%		7/30/2049	480,150	466,979
MF1 Ltd. 2021-FL7 A†	5.019% (1 Mo. LIBOR + 1.08%	)#	10/16/2036	240,000	230,009
Mountain View CLO LLC 2017-1A AR†	5.169% (3 Mo. LIBOR + 1.09%	)#	10/16/2029	467,091	461,118
MVW Owner Trust 2017-1A A†	2.42%		12/20/2034	148,862	145,023
Newark BSL CLO 1 Ltd. 2016-1A A1R†	5.458% (3 Mo. LIBOR + 1.10%	)#	12/21/2029	480,813	475,405
OCP CLO Ltd. 2020-18A AR†	5.333% (3 Mo. LIBOR + 1.09%	)#	7/20/2032	900,000	878,108
Octagon Investment Partners 30 Ltd. 2017-1A A1R†	5.243% (3 Mo. LIBOR + 1.00%	)#	3/17/2030	750,000	737,580
Octagon Investment Partners XIV Ltd. 2012-1A AARR†	5.029% (3 Mo. LIBOR + .95%	)#	7/15/2029	248,710	245,710
Octane Receivables Trust 2022-2A B†	5.85%		7/20/2028	1,036,000	1,017,437
OneMain Financial Issuance Trust 2018-2A A†	3.57%		3/14/2033	301,000	294,362
OneMain Financial Issuance Trust 2020-2A C†	2.76%		9/14/2035	690,000	577,548

See Notes to Financial Statements.	269

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Pagaya AI Debt Selection Trust 2021-1 A†	1.18%		11/15/2027	$126,171	$123,789
Pagaya AI Debt Trust 2022-1 A†	2.03%		10/15/2029	529,702	507,478
Rad CLO 1 Ltd. 2018-1A AR†	5.059% (3 Mo. LIBOR + .98%	)#	7/15/2031	580,000	569,618
Rad CLO 2 Ltd. 2018-2A AR†	5.159% (3 Mo. LIBOR + 1.08%	)#	10/15/2031	270,000	264,166
Rad CLO Ltd. 2020-7A A1†	5.279% (3 Mo. LIBOR + 1.20%	)#	4/17/2033	1,000,000	979,105
Regatta Funding LP 2013-2A A1R3†	4.929% (3 Mo. LIBOR + .85%	)#	1/15/2029	254,195	251,721
RR 3 Ltd. 2018-3A A1R2†	5.169% (3 Mo. LIBOR + 1.09%	)#	1/15/2030	700,000	687,813
SCF Equipment Leasing LLC 2019-2A B†	2.76%		8/20/2026	500,000	480,611
SCF Equipment Leasing LLC 2020-1A B†	2.02%		3/20/2028	875,000	817,911
SCF Equipment Leasing LLC 2021-1A B†	1.37%		8/20/2029	1,000,000	901,383
Sound Point CLO III-R Ltd. 2013-2RA B†	5.529% (3 Mo. LIBOR + 1.45%	)#	4/15/2029	250,000	239,007
TICP CLO XIV Ltd. 2019-14A A1R†	5.323% (3 Mo. LIBOR + 1.08%	)#	10/20/2032	400,000	391,600
Upstart Securitization Trust 2021-2 A†	0.91%		6/20/2031	318,982	312,209
Verizon Master Trust 2022-7 A1A	5.23%		11/22/2027	405,000	404,626
Total					33,223,594

Recreation Vehicle Loan 0.27%
Octane Receivables Trust 2021-1A A†	0.93%		3/22/2027	353,200	340,525
Octane Receivables Trust 2022-1A A2†	4.18%		3/20/2028	305,891	298,646
Total					639,171

Student Loan 0.25%
Navient Private Education Refi Loan Trust 2020-FA A†	1.22%		7/15/2069	231,992	205,803
Navient Private Education Refi Loan Trust 2022-A A†	2.23%		7/15/2070	426,249	371,328
Towd Point Asset Trust 2018-SL1 A†	4.616% (1 Mo. LIBOR + .60%	)#	1/25/2046	16,876	16,765
Total					593,896
Total Asset-Backed Securities (cost $61,088,892)					58,829,684

CORPORATE BONDS 52.64%

Agriculture 1.67%
BAT Capital Corp.	2.789%		9/6/2024	890,000	851,388
Imperial Brands Finance plc (United Kingdom)†(a)	3.125%		7/26/2024	200,000	190,852
Philip Morris International, Inc.	5.00%		11/17/2025	267,000	266,895

270	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Agriculture (continued)
Philip Morris International, Inc.	5.125%		11/15/2024	$725,000	$725,140
Reynolds American, Inc.	4.45%		6/12/2025	1,210,000	1,189,068
Viterra Finance BV (Netherlands)†(a)	2.00%		4/21/2026	600,000	517,310
Viterra Finance BV (Netherlands)†(a)	4.90%		4/21/2027	200,000	187,168
Total					3,927,821

Apparel 0.08%
PVH Corp.	7.75%		11/15/2023	186,000	190,227

Auto Manufacturers 1.80%
General Motors Financial Co., Inc.	3.70%		5/9/2023	167,000	165,957
General Motors Financial Co., Inc.	5.027% (SOFR + 1.20%	)#	11/17/2023	666,000	663,263
Harley-Davidson Financial Services, Inc.†	3.35%		2/15/2023	1,500,000	1,492,010
Hyundai Capital America†	1.00%		9/17/2024	400,000	367,558
Mercedes-Benz Finance North America LLC†	5.50%		11/27/2024	153,000	154,132
Stellantis N.V. (Netherlands)(a)	5.25%		4/15/2023	1,400,000	1,396,381
Total					4,239,301

Banks 18.00%
Australia & New Zealand Banking Group Ltd. (Australia)†(a)	4.40%		5/19/2026	900,000	858,761
Australia & New Zealand Banking Group Ltd.(b)	5.088%		12/8/2025	250,000	252,207
Bank of America Corp.	1.197% (SOFR + 1.01%	)#	10/24/2026	1,500,000	1,332,221
Bank of America Corp.	1.53% (SOFR + .65%	)#	12/6/2025	118,000	108,417
Bank of America Corp.	3.004% (3 Mo. LIBOR + .79%	)#	12/20/2023	1,657,000	1,655,081
Bank of America Corp.	3.384% (SOFR + 1.33%	)#	4/2/2026	370,000	352,454
Bank of America Corp.	3.55% (3 Mo. LIBOR + .78%	)#	3/5/2024	153,000	152,244
Bank of America Corp.	3.864% (3 Mo. LIBOR + .94%	)#	7/23/2024	3,418,000	3,383,179
Bank of Ireland Group plc (Ireland)†(a)	4.50%		11/25/2023	488,000	478,942
Bank of Ireland Group plc (Ireland)†(a)	6.253% (1 Yr. Treasury CMT + 2.65%	)#	9/16/2026	200,000	196,101
Bank of Montreal (Canada)(a)	3.535% (SOFR + .35%	)#	12/8/2023	343,000	341,033
Bank of Montreal (Canada)(a)	3.70%		6/7/2025	244,000	237,934
Bank of Montreal (Canada)(a)	4.25%		9/14/2024	373,000	368,388

See Notes to Financial Statements.	271

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
BPCE SA (France)†(a)	4.50%		3/15/2025	$560,000	$536,850
BPCE SA (France)†(a)	4.875%		4/1/2026	200,000	191,001
BPCE SA (France)†(a)	5.15%		7/21/2024	462,000	453,250
BPCE SA (France)†(a)	5.70%		10/22/2023	771,000	763,233
Canadian Imperial Bank of Commerce (Canada)(a)	3.945%		8/4/2025	320,000	311,541
Citigroup, Inc.	3.352% (3 Mo. LIBOR + .90%	)#	4/24/2025	600,000	580,407
Citigroup, Inc.	3.887% (3 Mo. LIBOR + 1.56%	)#	1/10/2028	1,000,000	943,880
Citigroup, Inc.	4.044% (3 Mo. LIBOR + 1.02%	)#	6/1/2024	202,000	200,396
Citigroup, Inc.	4.14% (SOFR + 1.37%	)#	5/24/2025	225,000	220,905
Citizens Bank NA	4.575% (SOFR + 2.00%	)#	8/9/2028	400,000	388,653
Citizens Bank NA	6.064% (SOFR + 1.45%	)	10/24/2025	250,000	252,916
Danske Bank A/S (Denmark)†(a)	1.171% (1 Yr. Treasury CMT + 1.03%	)#	12/8/2023	200,000	199,865
Danske Bank A/S (Denmark)†(a)	3.244% (3 Mo. LIBOR + 1.59%	)#	12/20/2025	1,000,000	932,667
Danske Bank A/S (Denmark)†(a)	3.773% (1 Yr. Treasury CMT + 1.45%	)#	3/28/2025	872,000	839,854
Danske Bank A/S (Denmark)†(a)	5.375%		1/12/2024	746,000	742,269
First-Citizens Bank & Trust Co.	3.929% (SOFR + 3.83%	)#	6/19/2024	837,000	826,179
Goldman Sachs Group, Inc. (The)	2.64% (SOFR + 1.11%	)#	2/24/2028	163,000	145,527
Goldman Sachs Group, Inc. (The)	4.405% (SOFR + .70%	)#	1/24/2025	330,000	324,147
Goldman Sachs Group, Inc. (The)	5.70%		11/1/2024	235,000	237,933
Huntington National Bank (The)	4.008% (SOFR + 1.21%	)#	5/16/2025	250,000	244,787
Intesa Sanpaolo SpA (Italy)†(a)	3.375%		1/12/2023	1,550,000	1,545,518
JPMorgan Chase & Co.	3.559% (3 Mo. LIBOR + .73%	)#	4/23/2024	479,000	475,705
JPMorgan Chase & Co.	3.797% (3 Mo. LIBOR + .89%	)#	7/23/2024	2,180,000	2,157,298
JPMorgan Chase & Co.	3.845% (SOFR + .98%	)#	6/14/2025	222,000	218,070

272	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
JPMorgan Chase & Co.	4.747% (SOFR + .92%	)#	2/24/2026	$479,000	$469,004
JPMorgan Chase & Co.	4.851% (SOFR + 1.99%	)#	7/25/2028	250,000	244,948
Macquarie Group Ltd. (Australia)†(a)	5.108% (SOFR + 2.21%	)#	8/9/2026	342,000	339,345
Macquarie Group Ltd. (Australia)†(a)	6.207%		11/22/2024	1,288,000	1,296,109
Manufacturers & Traders Trust Co.	5.40%		11/21/2025	1,009,000	1,014,014
Mitsubishi UFJ Financial Group, Inc. (Japan)(a)	0.962% (1 Yr. Treasury CMT + .45%	)#	10/11/2025	820,000	752,960
Mitsubishi UFJ Financial Group, Inc. (Japan)(a)	4.788% (1 Yr. Treasury CMT + 1.70%	)#	7/18/2025	409,000	404,940
Mitsubishi UFJ Financial Group, Inc. (Japan)(a)	5.063% (1 Yr. Treasury CMT + 1.55%	)#	9/12/2025	265,000	263,508
Morgan Stanley	3.737% (3 Mo. LIBOR + .85%	)#	4/24/2024	3,540,000	3,515,909
Morgan Stanley	6.138% (SOFR + 1.77%	)#	10/16/2026	164,000	167,894
Nordea Bank Abp (Finland)†(a)	3.60%		6/6/2025	200,000	193,917
Royal Bank of Canada (Canada)(a)	3.919% (SOFR + .34%	)#	10/7/2024	2,000,000	1,965,603
Royal Bank of Canada (Canada)(a)	5.66%		10/25/2024	378,000	382,842
Santander Holdings USA, Inc.	3.50%		6/7/2024	811,000	787,313
Santander UK Group Holdings plc (United Kingdom)(a)	3.373% (3 Mo. LIBOR + 1.08%	)#	1/5/2024	924,000	922,030
Societe Generale SA (France)†(a)	2.226% (1 Yr. Treasury CMT + 1.05%	)#	1/21/2026	335,000	306,843
Standard Chartered plc (United Kingdom)†(a)	0.991% (1 Yr. Treasury CMT + .78%	)#	1/12/2025	500,000	467,731
Standard Chartered plc (United Kingdom)†(a)	1.214% (1 Yr. Treasury CMT + .88%	)#	3/23/2025	200,000	188,724
Standard Chartered plc (United Kingdom)†(a)	5.20%		1/26/2024	236,000	233,480
Svenska Handelsbanken AB (Sweden)†(a)	3.65%		6/10/2025	250,000	242,340
Toronto-Dominion Bank (The) (Canada)(a)	3.569% (SOFR + .35%	)#	9/10/2024	2,000,000	1,969,248
Truist Financial Corp.	4.26% (SOFR + 1.46%	)#	7/28/2026	476,000	467,585
UBS AG (Switzerland)(a)	5.125%		5/15/2024	724,000	712,509
UBS Group AG (Switzerland)†(a)	4.488% (1 Yr. Treasury CMT + 1.55%	)#	5/12/2026	200,000	194,988

See Notes to Financial Statements.	273

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
UniCredit SpA (Italy)†(a)	7.83%		12/4/2023	$1,050,000	$1,050,816
Wells Fargo & Co.	4.54% (SOFR + 1.56%	)#	8/15/2026	341,000	334,239
Total					42,338,652

Biotechnology 0.13%
Illumina, Inc.(b)	5.75%		12/13/2027	148,000	149,122
Illumina, Inc.(b)	5.80%		12/12/2025	168,000	168,970
Total					318,092

Chemicals 0.99%
Celanese US Holdings LLC	5.90%		7/5/2024	969,000	963,415
International Flavors & Fragrances, Inc.†	1.23%		10/1/2025	1,138,000	1,006,720
Nutrien Ltd. (Canada)(a)	5.95%		11/7/2025	349,000	356,379
Total					2,326,514

Commercial Services 0.22%
Global Payments, Inc.	2.65%		2/15/2025	551,000	517,642

Computers 0.59%
Dell International LLC/EMC Corp.	6.02%		6/15/2026	1,350,000	1,379,424

Diversified Financial Services 3.32%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(a)	1.75%		10/29/2024	150,000	137,763
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(a)	4.875%		1/16/2024	1,150,000	1,134,185
Aircastle Ltd.	4.40%		9/25/2023	232,000	229,615
Aircastle Ltd.	5.00%		4/1/2023	187,000	186,385
Aircastle Ltd.†	5.25%		8/11/2025	309,000	296,690
Ally Financial, Inc.	5.75%		11/20/2025	893,000	881,621
Aviation Capital Group LLC†	3.875%		5/1/2023	100,000	98,829
Aviation Capital Group LLC†	5.50%		12/15/2024	722,000	707,322
Avolon Holdings Funding Ltd. (Ireland)†(a)	5.125%		10/1/2023	260,000	256,576
Avolon Holdings Funding Ltd. (Ireland)†(a)	5.25%		5/15/2024	749,000	731,033
Avolon Holdings Funding Ltd. (Ireland)†(a)	5.50%		1/15/2026	400,000	379,177
Capital One Financial Corp.	1.343% (SOFR + .69%	)#	12/6/2024	813,000	775,858
Capital One Financial Corp.	3.875% (SOFR + .69%	)#	12/6/2024	850,000	831,329
Capital One Financial Corp.	4.166% (SOFR + 1.37%	)#	5/9/2025	1,014,000	986,898

274	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Diversified Financial Services (continued)
Park Aerospace Holdings Ltd. (Ireland)†(a)	4.50%		3/15/2023	$187,000	$186,088
Total					7,819,369

Electric 6.46%
AES Corp. (The)†	3.30%		7/15/2025	400,000	375,160
Alexander Funding Trust†	1.841%		11/15/2023	825,000	778,116
CenterPoint Energy, Inc.	4.475% (SOFR + .65%	)#	5/13/2024	1,356,000	1,336,823
Cleco Corporate Holdings LLC	3.743%		5/1/2026	650,000	613,262
Cleveland Electric Illuminating Co. (The)	5.50%		8/15/2024	335,000	338,246
Comision Federal de Electricidad (Mexico)†(a)	4.875%		1/15/2024	700,000	692,412
Dominion Energy, Inc.	3.071%		8/15/2024	1,008,000	974,685
Dominion Energy, Inc.	3.823% (3 Mo. LIBOR + .53%	)#	9/15/2023	500,000	499,080
Evergy Missouri West, Inc.	5.15%		12/15/2027	843,000	846,392
Fells Point Funding Trust†	3.046%		1/31/2027	393,000	357,984
ITC Holdings Corp.	3.65%		6/15/2024	1,300,000	1,265,523
ITC Holdings Corp.†	4.95%		9/22/2027	307,000	305,098
Jersey Central Power & Light Co.†	4.70%		4/1/2024	1,250,000	1,233,961
NextEra Energy Capital Holdings, Inc.	4.20%		6/20/2024	78,000	76,952
NextEra Energy Capital Holdings, Inc.	4.207% (SOFR + .40%	)#	11/3/2023	360,000	356,973
NRG Energy, Inc.†	3.75%		6/15/2024	799,000	772,584
Pacific Gas and Electric Co.	3.15%		1/1/2026	826,592	766,311
Pennsylvania Electric Co.†	4.15%		4/15/2025	691,000	664,080
Public Service Enterprise Group, Inc.	5.85%		11/15/2027	345,000	355,602
Puget Energy, Inc.	3.65%		5/15/2025	897,000	854,691
Saudi Electricity Global Sukuk Co. 2 (Saudi Arabia)†(a)	3.473%		4/8/2023	500,000	497,148
Southern Co. (The)	4.475%		8/1/2024	629,000	619,816
Vistra Operations Co. LLC†	3.55%		7/15/2024	653,000	626,413
Total					15,207,312

Entertainment 0.50%
Warnermedia Holdings, Inc.†	3.428%		3/15/2024	385,000	373,929
Warnermedia Holdings, Inc.†	3.638%		3/15/2025	675,000	644,951
Warnermedia Holdings, Inc.†	3.788%		3/15/2025	170,000	162,553
Total					1,181,433

Gas 1.80%
CenterPoint Energy Resources Corp.	0.70%		3/2/2023	350,000	346,033

See Notes to Financial Statements.	275

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Gas (continued)
Centrica plc (United Kingdom)†(a)	4.00%	10/16/2023	$400,000	$392,265
East Ohio Gas Co. (The)†	1.30%	6/15/2025	1,400,000	1,269,318
National Fuel Gas Co.	5.20%	7/15/2025	750,000	747,893
National Fuel Gas Co.	5.50%	1/15/2026	500,000	501,356
ONE Gas, Inc.	0.85%	3/11/2023	313,000	312,314
ONE Gas, Inc.	1.10%	3/11/2024	189,000	179,905
Southwest Gas Corp.	5.80%	12/1/2027	487,000	491,947
Total				4,241,031

Health Care-Products 0.44%
GE Healthcare Holding LLC†	5.55%	11/15/2024	800,000	803,919
GE Healthcare Holding LLC	5.60%	11/15/2025	224,000	226,332
Total				1,030,251

Health Care-Services 0.20%
Centene Corp.	4.25%	12/15/2027	502,000	471,988

Insurance 2.47%
CNO Global Funding†	1.65%	1/6/2025	809,000	750,811
Equitable Financial Life Global Funding†	1.40%	7/7/2025	801,000	726,531
F&G Global Funding†	5.15%	7/7/2025	1,093,000	1,072,155
GA Global Funding Trust†	0.80%	9/13/2024	300,000	273,208
Jackson Financial, Inc.	5.17%	6/8/2027	650,000	637,378
Jackson National Life Global Funding†	1.75%	1/12/2025	150,000	139,083
Metropolitan Life Global Funding I†	4.05%	8/25/2025	997,000	977,006
Pricoa Global Funding I†	4.20%	8/28/2025	1,256,000	1,236,200
Total				5,812,372

Internet 0.77%
Amazon.com, Inc.	4.55%	12/1/2027	353,000	355,940
Netflix, Inc.	4.375%	11/15/2026	1,106,000	1,069,223
Netflix, Inc.	4.875%	4/15/2028	400,000	389,098
Total				1,814,261

Lodging 0.56%
Hyatt Hotels Corp.	1.30%	10/1/2023	1,150,000	1,111,001
Hyatt Hotels Corp.	1.80%	10/1/2024	218,000	204,384
Total				1,315,385

Machinery-Diversified 0.04%
Westinghouse Air Brake Technologies Corp.	4.40%	3/15/2024	86,000	84,638

276	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Media 0.50%
Comcast Corp.	5.35%		11/15/2027	$131,000	$135,048
RELX, Inc.†	6.625%		10/15/2023	500,000	504,526
Time Warner Cable Enterprises LLC	8.375%		3/15/2023	529,000	532,954
Total					1,172,528

Mining 1.33%
Alcoa Nederland Holding BV (Netherlands)†(a)	5.50%		12/15/2027	625,000	600,000
Freeport-McMoRan, Inc.	3.875%		3/15/2023	494,000	492,535
Glencore Funding LLC†	4.125%		5/30/2023	357,000	354,508
Glencore Funding LLC†	4.625%		4/29/2024	1,693,000	1,674,203
Total					3,121,246

Oil & Gas 3.62%
Continental Resources, Inc.†	2.268%		11/15/2026	805,000	697,090
Continental Resources, Inc.	3.80%		6/1/2024	1,373,000	1,337,568
Continental Resources, Inc.	4.50%		4/15/2023	229,000	228,286
Devon Energy Corp.	5.25%		10/15/2027	1,500,000	1,505,997
Devon Energy Corp.	8.25%		8/1/2023	524,000	532,699
EQT Corp.	5.678%		10/1/2025	216,000	215,667
EQT Corp.	6.125%		2/1/2025	850,000	853,591
Ovintiv Exploration, Inc.	5.375%		1/1/2026	1,075,000	1,069,988
Suncor Energy, Inc. (Canada)(a)	7.875%		6/15/2026	500,000	539,539
Tengizchevroil Finance Co. International Ltd. (Kazakhstan)†(a)	2.625%		8/15/2025	400,000	342,000
Viper Energy Partners LP†	5.375%		11/1/2027	1,250,000	1,186,934
Total					8,509,359

Pharmaceuticals 0.82%
Bayer US Finance II LLC†	3.875%		12/15/2023	1,450,000	1,427,193
Mylan, Inc.†	3.125%		1/15/2023	500,000	498,324
Total					1,925,517

Pipelines 1.98%
Cheniere Corpus Christi Holdings LLC	7.00%		6/30/2024	500,000	507,124
DCP Midstream Operating LP	5.375%		7/15/2025	81,000	80,098
Enbridge, Inc. (Canada)(a)	4.456% (SOFR + .63%	)#	2/16/2024	1,142,000	1,131,044
Energy Transfer LP	3.60%		2/1/2023	325,000	323,987
Plains All American Pipeline LP/PAA Finance Corp.	2.85%		1/31/2023	900,000	896,573
Sabine Pass Liquefaction LLC	5.625%		4/15/2023	1,293,000	1,292,915

See Notes to Financial Statements.	277

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Pipelines (continued)
Western Midstream Operating LP	5.041% (3 Mo. LIBOR + 1.10%	)#	1/13/2023	$433,000	$432,141
Total					4,663,882

REITS 1.78%
American Tower Corp.	3.65%		3/15/2027	219,000	204,738
GLP Capital LP/GLP Financing II, Inc.	3.35%		9/1/2024	337,000	322,486
GLP Capital LP/GLP Financing II, Inc.	5.25%		6/1/2025	350,000	343,408
GLP Capital LP/GLP Financing II, Inc.	5.375%		11/1/2023	1,200,000	1,189,668
Kite Realty Group Trust	4.00%		3/15/2025	647,000	620,993
VICI Properties LP/VICI Note Co., Inc.†	3.50%		2/15/2025	1,600,000	1,508,051
Total					4,189,344

Semiconductors 1.08%
Broadcom Corp./Broadcom Cayman Finance Ltd.	2.65%		1/15/2023	1,250,000	1,246,204
Marvell Technology, Inc.	4.20%		6/22/2023	491,000	488,282
Microchip Technology, Inc.	0.972%		2/15/2024	432,000	408,859
Microchip Technology, Inc.	2.67%		9/1/2023	400,000	391,267
Total					2,534,612

Software 0.42%
Fidelity National Information Services, Inc.	4.50%		7/15/2025	101,000	99,589
Oracle Corp.	2.50%		4/1/2025	145,000	137,223
Oracle Corp.	2.65%		7/15/2026	60,000	55,303
Oracle Corp.	3.25%		11/15/2027	464,000	428,242
Oracle Corp.	5.80%		11/10/2025	132,000	135,250
Take-Two Interactive Software, Inc.	3.30%		3/28/2024	148,000	144,126
Total					999,733

Sovereign 0.50%
Svensk Exportkredit AB (Sweden)(a)	4.625%		11/28/2025	1,173,000	1,180,073

Telecommunications 0.29%
T-Mobile USA, Inc.	2.625%		4/15/2026	500,000	459,112
Verizon Communications, Inc.	2.10%		3/22/2028	245,000	214,562
Total					673,674

Transportation 0.21%
Pelabuhan Indonesia Persero PT (Indonesia)†(a)	4.50%		5/2/2023	500,000	497,140

278	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Unknown B2 0.07%
American Electric Power Co., Inc.	5.75%		11/1/2027	$150,000	$154,093
Total Corporate Bonds (cost $126,729,105)					123,836,914

FLOATING RATE LOANS(c) 4.06%

Chemicals 0.28%
Axalta Coating Systems US Holdings Inc. USD Term Loan B3	5.424% (3 Mo. LIBOR + 1.75%	)	6/1/2024	668,966	668,715

Diversified Financial Services 0.32%
Delos Finance Sarl 2018 Term Loan B (Luxembourg)(a)	5.424% (3 Mo. LIBOR + 1.75%	)	10/6/2023	741,735	740,422

Electric 0.35%
Tampa Electric Company Term Loan	4.566% (1 Mo. LIBOR + 0.55%	)	12/16/2022	833,081	830,832

Health Care Services 0.26%
Humana Inc. Delayed Draw Term Loan	5.321% (1 Mo. LIBOR + 1.25%	)	5/28/2024	615,044	611,584	(d)

Media 1.18%
Charter Communications Operating, LLC 2019 Term Loan B1	5.83% (1 Mo. LIBOR + 1.75%	)	4/30/2025	2,810,687	2,771,154

Real Estate Investment Trusts 1.06%
American Tower Corporation 2021 First Lien Delayed Draw Term loan	5.188% (1 Mo. LIBOR + 1.13%	)	12/8/2023	1,048,676	1,043,433	(d)
Invitation Homes Operating Partnership LP 2020 Term Loan A	5.016% (1 Mo. LIBOR + 1.00%	)	1/31/2025	1,476,388	1,450,551
Total					2,493,984

Transportation 0.61%
XPO Logistics, Inc. 2018 Term Loan B	5.597% (1 Mo. LIBOR + 1.75%	)	2/24/2025	1,451,656	1,444,398
Total Floating Rate Loans (cost $9,649,571)					9,561,089

See Notes to Financial Statements.	279

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
FOREIGN GOVERNMENT OBLIGATIONS(a) 0.36%

Japan
Japan Bank for International Cooperation (cost $863,793)	3.875%		9/16/2025	$866,000	$850,392

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.00%
Government National Mortgage Assoc. 2014-112 A (Cost $8,538)	3.00%	#(e)	1/16/2048	8,449	7,658

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 2.92%
Fannie Mae or Freddie Mac(f)	4.00%		TBA	582,000	569,337
Fannie Mae or Freddie Mac(f)	4.50%		TBA	2,031,000	2,023,339
Fannie Mae or Freddie Mac(f)	5.00%		TBA	1,244,000	1,257,640
Fannie Mae Pool	3.00%		12/1/2035	3,203,285	3,025,545
Total Government Sponsored Enterprises Pass-Throughs (cost $6,984,938)					6,875,861

MUNICIPAL BONDS 0.04%
Miscellaneous
State of Illinois (cost $82,718)	4.95%		6/1/2023	82,091	82,074

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 10.44%
Angel Oak Mortgage Trust 2020-6 A1†	1.261%	#(e)	5/25/2065	83,328	70,880
Angel Oak Mortgage Trust 2021-7 A1†	1.978%	#(e)	10/25/2066	155,862	125,073
Atrium Hotel Portfolio Trust 2017-ATRM A†	4.805% (1 Mo. LIBOR + .93%	)#	12/15/2036	350,000	340,133
BAMLL Commercial Mortgage Securities Trust 2013-WBRK A†	3.652%	#(e)	3/10/2037	230,000	210,237
BBCMS Mortgage Trust 2017-DELC A†	4.85% (1 Mo. LIBOR + .98%	)#	8/15/2036	758,000	742,456
BBCMS Mortgage Trust 2018-TALL A†	4.597% (1 Mo. LIBOR + .72%	)#	3/15/2037	500,000	467,937
BBCMS Mortgage Trust 2018-TALL C†	4.996% (1 Mo. LIBOR + 1.12%	)#	3/15/2037	340,000	290,287
BBCMS Mortgage Trust 2020-C7 A2	2.021%		4/15/2053	250,000	230,877
BDS Ltd. 2021-FL8 A†	4.859% (1 Mo. LIBOR + .92%	)#	1/18/2036	280,887	270,439
Benchmark Mortgage Trust 2021 B23 A2	1.62%		2/15/2054	220,000	197,426
BHMS 2018-ATLS A†	5.125% (1 Mo. LIBOR + 1.25%	)#	7/15/2035	940,000	902,902
BHMS 2018-ATLS C†	5.775% (1 Mo. LIBOR + 1.90%	)#	7/15/2035	890,000	832,169

280	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BHMS 2018-ATLS D†	6.125% (1 Mo. LIBOR + 2.25%	)#	7/15/2035	$570,000	$520,517
BX Commercial Mortgage Trust 2019-IMC A†	4.873% (1 Mo. LIBOR + 1.00%	)#	4/15/2034	686,000	668,301
BX Commercial Mortgage Trust 2019-IMC B†	5.173% (1 Mo. LIBOR + 1.30%	)#	4/15/2034	800,000	769,707
BX Commercial Mortgage Trust 2020-VKNG A†	4.805% (1 Mo. LIBOR + .93%	)#	10/15/2037	597,192	578,594
BX Trust 2018-GW A†	4.675% (1 Mo. LIBOR + .80%	)#	5/15/2035	773,000	749,696
BXHPP Trust 2021-FILM B†	4.775% (1 Mo. LIBOR + .90%	)#	8/15/2036	460,000	425,109
Cantor Commercial Real Estate Lending 2019-CF1 65A†	4.411%	#(e)	5/15/2052	50,000	46,635
CIM Retail Portfolio Trust 2021-RETL E†	7.626% (1 Mo. LIBOR + 3.75%	)#	8/15/2036	375,000	339,802
Citigroup Commercial Mortgage Trust 2013-375P C†	3.635%	#(e)	5/10/2035	275,000	255,548
Citigroup Commercial Mortgage Trust 2015-GC27 AAB	2.944%		2/10/2048	3,884	3,781
Citigroup Commercial Mortgage Trust 2016-GC36 A5	3.616%		2/10/2049	100,000	93,590
Citigroup Commercial Mortgage Trust 2016-GC37 A4	3.314%		4/10/2049	225,000	210,649
Citigroup Commercial Mortgage Trust 2018-B2 A2	3.788%		3/10/2051	6,000	5,962
Commercial Mortgage Pass-Through Certificates 2012-CR1 B	4.612%		5/15/2045	181,187	180,814
Commercial Mortgage Pass-Through Certificates 2014-UBS3 A4	3.819%		6/10/2047	107,000	103,552
Commercial Mortgage Pass-Through Certificates 2014-UBS6 A5	3.644%		12/10/2047	17,404	16,700
Commercial Mortgage Pass-Through Certificates 2015-DC1 A4	3.078%		2/10/2048	280,000	268,324
Connecticut Avenue Securities Trust 2022-R01 1M1†	4.521% (1 Mo. SOFR + 1.00%	)#	12/25/2041	533,391	523,952
Credit Suisse Mortgage Capital Certificates 2019-ICE4 A†	4.855% (1 Mo. LIBOR + .98%	)#	5/15/2036	660,000	651,904

See Notes to Financial Statements.	281

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates 2021-BHAR A†	5.026% (1 Mo. LIBOR + 1.15%	)#	11/15/2038	$500,000	$477,221
Credit Suisse Mortgage Capital Certificates Trust 2020-NQM1 A1†	1.208%		5/25/2065	89,218	81,273
Credit Suisse Mortgage Capital Certificates Trust 2021-ADV A†	5.276% (1 Mo. LIBOR + 1.40%	)#	7/15/2038	450,000	427,978
DBGS Mortgage Trust 2021-W52 A†	5.271% (1 Mo. LIBOR + 1.39%	)#	10/15/2036	730,000	692,385
Ellington Financial Mortgage Trust 2020-1 A1†	2.006%	#(e)	5/25/2065	20,499	19,820
Fontainebleau Miami Beach Trust 2019-FBLU A†	3.144%		12/10/2036	500,000	468,328
Freddie Mac STACR REMIC Trust 2021-HQA4 M1†	4.471% (1 Mo. SOFR + .95%	)#	12/25/2041	595,670	559,069
Freddie Mac STACR REMIC Trust 2022-DNA1 M1A†	4.521% (1 Mo. SOFR + 1.00%	)#	1/25/2042	719,861	696,377
GCAT Trust 2020-NQM2 A1†	1.555%		4/25/2065	41,527	37,211
Great Wolf Trust 2019-WOLF A†	4.909% (1 Mo. LIBOR + 1.03%	)#	12/15/2036	550,000	531,353
Great Wolf Trust 2019-WOLF B†	5.209% (1 Mo. LIBOR + 1.33%	)#	12/15/2036	290,000	277,347
Great Wolf Trust 2019-WOLF C†	5.508% (1 Mo. LIBOR + 1.63%	)#	12/15/2036	800,000	763,221
GS Mortgage Securities Corp. Trust 2018-RIVR A†	4.825% (1 Mo. LIBOR + .95%	)#	7/15/2035	773,667	723,629
GS Mortgage Securities Corp. Trust 2019-70P XCP†	Zero Coupon	#(e)	10/15/2036	21,863,000	409
GS Mortgage Securities Corp. Trust 2019-SMP A†	5.025% (1 Mo. LIBOR + 1.15%	)#	8/15/2032	385,000	376,186
GS Mortgage Securities Corp. Trust 2019-SMP B†	5.375% (1 Mo. LIBOR + 1.50%	)#	8/15/2032	185,000	178,735
GS Mortgage Securities Corp. Trust 2019-SMP XCP†	Zero Coupon	#(e)	8/15/2032	10,130,600	216
GS Mortgage Securities Corp. Trust 2021-ROSS A†	5.026% (1 Mo. LIBOR + 1.15%	)#	5/15/2026	270,000	254,176

282	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust 2013-GCJ14 A5	4.243%		8/10/2046	$339,000	$334,636
GS Mortgage Securities Trust 2015-GC34 A4	3.506%		10/10/2048	225,000	211,963
GS Mortgage Securities Trust 2016-GS2 A4	3.05%		5/10/2049	425,000	392,529
HMH Trust 2017-NSS C†	3.787%		7/5/2031	28,000	26,404
HONO Mortgage Trust 2021-LULU A†	5.025% (1 Mo. LIBOR + 1.15%	)#	10/15/2036	450,000	429,958
Houston Galleria Mall Trust 2015-HGLR A1A2†	3.087%		3/5/2037	500,000	459,418
HPLY Trust 2019-HIT A†	4.875% (1 Mo. LIBOR + 1.00%	)#	11/15/2036	141,651	137,715
Irvine Core Office Trust 2013-IRV A2†	3.279%	#(e)	5/15/2048	300,000	295,349
JPMorgan Chase Commercial Mortgage Securities Corp. 2018-AON A†	4.128%		7/5/2031	225,000	210,832
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN A†	5.143% (1 Mo. LIBOR + 1.27%	)#	11/15/2035	48,000	45,831
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN B†	5.473% (1 Mo. LIBOR + 1.60%	)#	11/15/2035	12,000	11,466
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN C†	5.823% (1 Mo. LIBOR + 1.95%	)#	11/15/2035	12,000	11,283
JPMorgan Chase Commercial Mortgage Securities Trust 2019-ICON A†	3.884%		1/5/2034	368,000	353,565
JPMorgan Chase Commercial Mortgage Securities Trust 2021-1440 B†	5.625% (1 Mo. LIBOR + 1.75%	)#	3/15/2036	680,000	652,872
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A2†	3.277%		10/15/2030	97,725	79,622
MSCG Trust 2015-ALDR A1†	2.612%		6/7/2035	21,016	19,819
Natixis Commercial Mortgage Securities Trust 2018-285M A†	3.917%	#(e)	11/15/2032	33,200	31,655
Ready Capital Mortgage Financing LLC 2021-FL6 A†	4.994% (1 Mo. LIBOR + .95%	)#	7/25/2036	663,643	645,725
SFO Commercial Mortgage Trust 2021-555 A†	5.025% (1 Mo. LIBOR + 1.15%	)#	5/15/2038	320,000	295,371
SLIDE 2018-FUN XCP†	0.976%	#(e)	12/15/2020	5,412,633	54
SMRT 2022-MINI A†	4.795% (1 Mo. Term SOFR + 1.00%	)#	1/15/2039	1,130,000	1,086,048
UBS-Barclays Commercial Mortgage Trust 2013-C6 A4	3.244%		4/10/2046	242,000	239,966

See Notes to Financial Statements.	283

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Verus Securitization Trust 2020-4 A1†	1.502%		5/25/2065	$46,675	$41,882
Verus Securitization Trust 2020-5 A1†	1.218%		5/25/2065	99,062	90,432
Verus Securitization Trust 2020-INV1 A1†	1.977%	#(e)	3/25/2060	22,815	21,858
Vista Point Securitization Trust 2020-2 A1†	1.475%	#(e)	4/25/2065	36,513	32,073
VMC Finance LLC 2019-FL3 A†	5.011% (1 Mo. LIBOR + 1.10%	)#	9/15/2036	51,713	50,931
Waikiki Beach Hotel Trust 2019-WBM D†	5.903% (1 Mo. LIBOR + 2.03%	)#	12/15/2033	200,000	187,753
Wells Fargo Commercial Mortgage Trust 2015-C26 AS	3.58%		2/15/2048	40,000	37,730
WFLD Mortgage Trust 2014-MONT A†	3.88%	#(e)	8/10/2031	275,000	256,670
WF-RBS Commercial Mortgage Trust 2014-C19 A5	4.101%		3/15/2047	87,000	85,052
WF-RBS Commercial Mortgage Trust 2014-C20 A5	3.995%		5/15/2047	140,000	135,974
Total Non-Agency Commercial Mortgage-Backed Securities (cost $26,071,701)					24,571,323

U.S. TREASURY OBLIGATIONS 1.38%
U.S. Treasury Note (cost $3,338,695)	3.00%		6/30/2024	3,332,000	3,253,841
Total Long-Term Investments (cost $234,817,951)					227,868,836

SHORT-TERM INVESTMENTS 5.05%

COMMERCIAL PAPER 2.05%

Electric 0.25%
Oglethorpe Power Corp.	4.416%		12/9/2022	601,000	600,419

Food 0.50%
Conagra Brands, Inc.	4.411%		12/1/2022	1,167,000	1,167,000

Pipelines 1.13%
Energy Transfer LP	4.563%		12/1/2022	1,732,000	1,732,000
Energy Transfer LP	4.563%		12/1/2022	568,000	568,000
Targa Resources Corp.	4.614%		12/1/2022	359,000	359,000
Total					2,659,000

REITS 0.17%
Mid-America Apartments LP	4.158%		12/1/2022	389,000	389,000
Total Commercial Paper (cost $4,815,419)					4,815,419

284	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
REPURCHASE AGREEMENTS 3.00%
Repurchase Agreement dated 11/30/2022, 3.740% due 12/1/2022 with Barclays Bank plc collateralized by $7,407,000 of U.S. Treasury Note at 2.875% due 5/15/2052; value: $6,119,663; proceeds: $6,000,293 (cost $5,999,670)			$5,999,670	$5,999,670
Repurchase Agreement dated 11/30/2022, 1.750% due 12/1/2022 with Fixed Income Clearing Corp. collateralized by $1,113,700, of U.S. Treasury Note at 2.50% due 5/15/2024; value: $1,079,964; proceeds: $1,058,805 (cost $1,058,753)			1,058,753	1,058,753
Total				7,058,423
Total Short-Term Investments (cost $11,873,842)				11,873,842
Total Investments in Securities 101.90% (cost $246,691,793)				239,742,678
Other Assets and Liabilities – Net(g) (1.90)%				(4,467,479)
Net Assets 100.00%				$235,275,199

CMT	Constant Maturity Rate.
LIBOR	London Interbank Offered Rate.
REITS	Real Estate Investment Trusts.
SOFR	Secured Overnight Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2022, the total value of Rule 144A securities was $116,280,123, which represents 49.42% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2022.
(a)	Foreign security traded in U.S. dollars.
(b)	Securities purchased on a when-issued basis (See Note 2(j)).
(c)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2022.
(d)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(e)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(f)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(g)	Other Assets and Liabilities - Net include net unrealized appreciation/depreciation on futures contracts and swaps as follows:

See Notes to Financial Statements.	285

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2022

Centrally Cleared Consumer Price Index (“CPI”) Swaps at November 30, 2022:

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/Unrealized Appreciation
Goldman Sachs	2.399%	CPI Urban Consumer NSA	10/4/2023	$1,248,431	$4,746
Goldman Sachs	4.145%	CPI Urban Consumer NSA	4/15/2024	1,205,569	4,139
Total Unrealized Appreciation on Centrally Cleared CPI Swaps					$8,885

Futures Contracts at November 30, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2023	263	Long	$53,867,915	$54,009,516	$141,601
U.S. 5-Year Treasury Note	March 2023	83	Long	8,960,327	9,011,336	51,009
Total Unrealized Appreciation on Futures Contracts						$192,610

The following is a summary of the inputs used as of November 30, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$58,829,684	$–	$58,829,684
Corporate Bonds	–	123,836,914	–	123,836,914
Floating Rate Loans
Health Care Services	–	–	611,584	611,584
Real Estate Investment Trusts	–	1,450,551	1,043,433	2,493,984
Remaining Industries	–	6,455,521	–	6,455,521
Foreign Government Obligations	–	850,392	–	850,392
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	7,658	–	7,658
Government Sponsored Enterprises Pass-Throughs	–	6,875,861	–	6,875,861
Municipal Bonds	–	82,074	–	82,074
Non-Agency Commercial Mortgage-Backed Securities	–	24,571,323	–	24,571,323
U.S. Treasury Obligations	–	3,253,841	–	3,253,841
Short-Term Investments
Commercial Paper	–	4,815,419	–	4,815,419
Repurchase Agreements	–	7,058,423	–	7,058,423
Total	$–	$238,087,661	$1,655,017	$239,742,678

286	See Notes to Financial Statements.

Schedule of Investments (concluded)

SHORT DURATION CORE BOND FUND November 30, 2022

Investment Type(2)	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Centrally Cleared CPI Swap Contracts
Assets	$–	$8,885	$–	$8,885
Liabilities	–	–	–	–
Futures Contracts
Assets	192,610	–	–	192,610
Liabilities	–	–	–	–
Total	$192,610	$8,885	$–	$201,495

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuer and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three- tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Floating Rate Loans	Non-Agency Commercial Mortgage-Backed Securities
Balance as of December 1, 2021	$1,972,106	$43,738
Accrued Discounts (Premiums)	276	98
Realized Gain (Loss)	569	(317)
Change in Unrealized Appreciation (Depreciation)	7,994	(1,975)
Purchases	1,549,072	–
Sales	(1,875,000)	(30,370)
Transfers into Level 3	–	–
Transfers out of Level 3(a)	–	(11,174)
Balance as of November 30, 2022	$1,655,017	–
Change in unrealized appreciation/depreciation for the year ended November 30, 2022, related to Level 3 investments held at November 30, 2022	$(7,493)	–

(a)	The Fund recognizes transfers within the fair value hierarchy as of the beginning of the period. Transfers into and out of Level 3 were primarily related to the availability of market quotations in accordance with valuation methodology.

See Notes to Financial Statements.	287

Schedule of Investments

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 94.18%

ASSET-BACKED SECURITIES 24.69%

Automobiles 7.30%
Ally Auto Receivables Trust 2019-3 A3	1.93%	5/15/2024	$3,685,038	$3,677,978
AmeriCredit Automobile Receivables Trust 2019-1 C	3.36%	2/18/2025	22,833,406	22,731,738
AmeriCredit Automobile Receivables Trust 2020-1 B	1.48%	1/21/2025	27,958,750	27,710,135
Avis Budget Rental Car Funding AESOP LLC 2018-2A A†	4.00%	3/20/2025	22,004,000	21,570,673
Avis Budget Rental Car Funding AESOP LLC 2018-2A D†	3.04%	3/20/2025	59,000,000	54,994,903	(a)
Avis Budget Rental Car Funding AESOP LLC 2020-2A A†	2.02%	2/20/2027	22,560,000	20,277,767
Capital One Prime Auto Receivables Trust 2022-1 A3	3.17%	4/15/2027	82,900,000	79,970,654
Capital One Prime Auto Receivables Trust 2022-2 A2A	3.74%	9/15/2025	125,395,000	123,847,124
Capital One Prime Auto Receivables Trust 2022-2 A3	3.66%	5/17/2027	127,880,000	124,035,684
CarMax Auto Owner Trust 2020-2 A3	1.70%	11/15/2024	3,467,567	3,439,057
CarMax Auto Owner Trust 2020-2 A4	2.05%	5/15/2025	35,731,000	34,612,938
Carvana Auto Receivables Trust 2021-N1 A	0.70%	1/10/2028	14,828,812	13,879,747
Carvana Auto Receivables Trust 2022-P1 A3	3.35%	2/10/2027	178,760,000	171,549,465
Carvana Auto Receivables Trust 2022-P2 A4	4.68%	2/10/2028	70,922,000	68,372,893
Carvana Auto Receivables Trust 2022-P3 A3(b)	4.61%	11/10/2027	34,269,000	33,404,564
CPS Auto Receivables Trust 2019-B E†	5.00%	3/17/2025	3,500,000	3,485,118
CPS Auto Receivables Trust 2019-C D†	3.17%	6/16/2025	3,229,048	3,215,793
CPS Auto Receivables Trust 2020-A E†	4.09%	12/15/2025	11,448,000	11,135,436
Credit Acceptance Auto Loan Trust 2021-3A A†	1.00%	5/15/2030	48,200,000	45,477,746
Drive Auto Receivables Trust 2019-2 D	3.69%	8/17/2026	20,454,053	20,291,431
Drive Auto Receivables Trust 2019-4 D	2.70%	2/16/2027	43,254,414	42,474,719
Drive Auto Receivables Trust 2021-1 C	1.02%	6/15/2027	39,725,000	38,638,549
Enterprise Fleet Financing LLC 2020-2 A2†	0.61%	7/20/2026	38,951,165	37,847,815
Enterprise Fleet Financing LLC 2022-3 A2†	4.38%	7/20/2029	40,650,000	39,613,092
Exeter Automobile Receivables Trust 2021-2A C	0.98%	6/15/2026	29,900,000	28,541,601
Exeter Automobile Receivables Trust 2021-2A D	1.40%	4/15/2027	52,760,000	47,496,768
Exeter Automobile Receivables Trust 2021-3A D	1.55%	6/15/2027	61,755,000	54,454,787
Exeter Automobile Receivables Trust 2021-3A E†	3.04%	12/15/2028	40,830,000	34,648,901
Exeter Automobile Receivables Trust 2022-3A A3	4.21%	1/15/2026	54,551,000	54,036,349
Exeter Automobile Receivables Trust 2022-3A B	4.86%	12/15/2026	51,653,000	50,681,443

288	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Automobiles (continued)
Fifth Third Auto Trust 2019-1 A4	2.69%	11/16/2026	$18,075,917	$18,034,342
First Investors Auto Owners Trust 2022-2A A	6.26%	7/15/2027	110,002,370	109,813,342
Ford Credit Auto Owner Trust 2018-2 A†	3.47%	1/15/2030	97,245,000	95,982,371
Ford Credit Auto Owner Trust 2020-C A3	0.41%	7/15/2025	60,583,515	58,972,799
Ford Credit Auto Owner Trust 2022-1 A†	3.88%	11/15/2034	115,555,000	110,650,349
Ford Credit Auto Owner Trust 2022-D A3	5.27%	5/17/2027	54,685,000	54,917,843
Ford Credit Auto Owner Trust REV1 2018-1 A†	3.19%	7/15/2031	39,589,000	37,797,012
Ford Credit Auto Owner Trust REV1 2021-1 A†	1.37%	10/17/2033	76,875,000	68,355,882
Ford Credit Auto Owner Trust REV2 2019-1 A†	3.52%	7/15/2030	89,401,000	87,310,206
GLS Auto Receivables Issuer Trust 2021-3A A†	0.42%	1/15/2025	24,561,803	24,388,251
GLS Auto Receivables Issuer Trust 2022-3A A2†	4.59%	5/15/2026	35,880,000	35,579,842
GM Financial Automobile Leasing Trust 2022-2 A3	3.42%	6/20/2025	91,915,000	89,658,873
GM Financial Automobile Leasing Trust 2022-3 A2A	4.01%	10/21/2024	133,815,000	132,489,107
GM Financial Automobile Leasing Trust 2022-3 A3	4.01%	9/22/2025	121,646,000	119,415,183
Hertz Vehicle Financing III LP 2021-2A A†	1.68%	12/27/2027	120,899,000	103,564,659
Hertz Vehicle Financing LLC 2021-1A A†	1.21%	12/26/2025	91,200,000	83,688,668
Hertz Vehicle Financing LLC 2021-1A D†	3.98%	12/26/2025	25,000,000	22,458,165
Honda Auto Receivables Owner Trust 2021-2 A2	0.17%	11/15/2023	3,616,233	3,609,088
Hyundai Auto Lease Securitization Trust 2022-C A2A†	4.34%	1/15/2025	73,200,000	72,520,821
Mercedes-Benz Auto Receivables Trust 2022-1 A3	5.21%	8/16/2027	48,220,000	48,290,319
Nissan Auto Lease Trust 2020-B A3	0.43%	10/16/2023	8,496,935	8,473,416
Nissan Auto Lease Trust 2022-A A3	3.81%	5/15/2025	77,680,000	76,321,245
OneMain Direct Auto Receivables Trust 2021-1A A†	0.87%	7/14/2028	119,845,000	110,154,609
Prestige Auto Receivables Trust Part 2022-1A A2	5.90%	7/15/2025	66,650,000	66,534,596
Prestige Auto Receivables Trust Part 2022-1A A3	6.09%	5/15/2026	22,620,000	22,554,814
Santander Drive Auto Receivables Trust 2021-1 C	0.75%	2/17/2026	53,613,441	52,739,574
Santander Drive Auto Receivables Trust 2022-5 A2	3.98%	1/15/2025	57,145,000	56,732,447
Santander Drive Auto Receivables Trust 2022-6 A2	4.37%	5/15/2025	113,645,000	112,983,757
Santander Retail Auto Lease Trust 2021-A A3†	0.51%	7/22/2024	159,370,000	154,664,234
Santander Retail Auto Lease Trust 2021-C A2†	0.29%	4/22/2024	9,583,596	9,553,546
Santander Retail Auto Lease Trust 2021-C A3†	0.50%	3/20/2025	30,191,000	29,216,912
Toyota Auto Loan Extended Note Trust 2020-1A A†	1.35%	5/25/2033	129,000,000	117,347,017
Westlake Automobile Receivables Trust 2019-2A D†	3.20%	11/15/2024	20,976,620	20,923,793
Westlake Automobile Receivables Trust 2021-2A A2A†	0.32%	4/15/2025	46,363,226	45,770,579
Westlake Automobile Receivables Trust 2021-2A C†	0.89%	7/15/2026	53,150,000	50,120,875

See Notes to Financial Statements.	289

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Automobiles (continued)
World Omni Automobile Lease Securitization Trust 2020-B A3	0.45%		2/15/2024	$29,393,487	$29,117,517
World Omni Select Auto Trust 2019-A C	2.38%		12/15/2025	8,886,000	8,755,289
World Omni Select Auto Trust 2019-A D	2.59%		12/15/2025	25,464,000	25,016,401
Total					3,690,592,611

Credit Card 2.55%
American Express Credit Account Master Trust 2022-2 A	3.39%		5/15/2027	191,055,000	184,805,629
American Express Credit Account Master Trust 2022-3 A	3.75%		8/15/2027	197,319,000	192,171,204
BA Credit Card Trust 2022-A1 A1	3.53%		11/15/2027	50,000,000	48,486,565
BA Credit Card Trust 2022-A2 A2	5.00%		4/17/2028	45,660,000	45,714,532
Capital One Multi-Asset Execution Trust 2022-A2 A	3.49%		5/15/2027	208,288,000	201,521,452
Capital One Multi-Asset Execution Trust 2022-A3 A	4.95%		10/15/2027	95,105,000	95,602,513
Chase Issuance Trust 2022-A1 A	3.97%		9/15/2027	71,400,000	69,955,000
Citibank Credit Card Issuance Trust 2017-A6 A6	4.643% (1 Mo. LIBOR + .77%	)#	5/14/2029	26,080,000	25,609,381
Discover Card Execution Note Trust 2018-A2 A2	4.203% (1 Mo. LIBOR + .33%	)#	8/15/2025	5,100,000	5,099,840
Discover Card Execution Note Trust 2022-A3 A3	3.56%		7/15/2027	143,875,000	138,206,023
Discover Card Execution Note Trust 2022-A4 A	5.03%		10/15/2027	123,665,000	124,333,063
Golden Credit Card Trust 2018-4A A†	3.44%		8/15/2025	53,161,000	52,499,518
Master Credit Card Trust II 2020-1A A†	1.99%		9/21/2024	12,223,000	12,102,369
Newday Funding Master Issuer plc 2021-1A A2†	4.905% (SOFR + 1.10%	)#	3/15/2029	19,600,000	19,357,817
Perimeter Master Note Business Trust 2019-2A A†	4.23%		5/15/2024	31,250,000	30,888,000
Perimeter Master Note Business Trust 2021-1A A†	3.19%		5/15/2024	46,000,000	43,810,533	(a)
Total					1,290,163,439

Other 14.09%
ACAM Ltd. 2019-FL1 A†	5.378% (1 Mo. Term SOFR + 1.51%	)#	11/17/2034	46,349,706	45,938,654
ACAM Ltd. 2019-FL1 AS†	5.728% (1 Mo. Term SOFR + 1.86%	)#	11/17/2034	25,000,000	24,707,851
ACREC Ltd. 2021-FL1 A†	5.061% (1 Mo. LIBOR + 1.15%	)#	10/16/2036	102,830,000	98,075,547
Affirm Asset Securitization Trust 2021-B A†	1.03%		8/17/2026	89,250,000	84,152,584
Affirm Asset Securitization Trust 2022-A 1A†	4.30%		5/17/2027	30,000,000	28,451,133
Affirm Asset Securitization Trust 2022-X1 A†	1.75%		2/15/2027	35,592,463	34,547,023

290	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
AIMCO CLO Series 2018-BA AR†	5.179% (3 Mo. LIBOR + 1.10%	)#	1/15/2032	$69,000,000	$67,794,119
AMMC CLO Ltd. 2016-19A AR†	5.219% (3 Mo. LIBOR + 1.14%	)#	10/16/2028	18,952,745	18,903,509
AMMC CLO Ltd. 2016-19A BR†	5.879% (3 Mo. LIBOR + 1.80%	)#	10/16/2028	29,854,271	29,565,713
AMMC CLO Ltd. 2016-19A CR†	6.629% (3 Mo. LIBOR + 2.55%	)#	10/16/2028	13,000,000	12,752,257
AMMC CLO Ltd. 2020-23A A1R†	5.119% (3 Mo. LIBOR + 1.04%	)#	10/17/2031	116,150,000	113,296,311
Amur Equipment Finance Receivables VII LLC 2019-1A A2†	2.63%		6/20/2024	1,692,155	1,688,840
Anchorage Capital CLO 3-R Ltd. 2014-3RA A†	5.424% (3 Mo. LIBOR + 1.05%	)#	1/28/2031	30,658,809	30,079,409
Anchorage Capital CLO 4-R Ltd. 2014-4RA A†	5.424% (3 Mo. LIBOR + 1.05%	)#	1/28/2031	40,048,590	39,393,625
Apidos CLO XXII 2015-22A A1R†	5.303% (3 Mo. LIBOR + 1.06%	)#	4/20/2031	79,418,000	77,648,259
Apidos CLO XXIV 2016-24A A1AL†	5.193% (3 Mo. LIBOR + .95%	)#	10/20/2030	23,480,000	23,064,376
Apidos CLO XXXI 2019-31A A1R†	5.179% (3 Mo. LIBOR + 1.10%	)#	4/15/2031	86,400,000	84,672,000
Aqua Finance Trust 2019-A A†	3.14%		7/16/2040	12,409,670	11,678,235
Aqua Finance Trust 2021-A A†	1.54%		7/17/2046	79,367,998	72,535,183
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL2 A†	4.975% (1 Mo. LIBOR + 1.10%	)#	5/15/2036	40,530,000	39,435,062
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL3 A†	4.945% (1 Mo. LIBOR + 1.07%	)#	8/15/2034	60,510,000	58,141,657
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL3 AS†	5.275% (1 Mo. LIBOR + 1.40%	)#	8/15/2034	18,530,000	17,868,946
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL4 A†	5.225% (1 Mo. LIBOR + 1.35%	)#	11/15/2036	173,500,000	168,375,763
Arbor Realty Commercial Real Estate Notes Ltd. 2022-FL1 A†	4.668% (1 Mo. SOFR + 1.45%	)#	1/15/2037	112,840,000	109,736,900
Arbor Realty Commercial Real Estate Notes Ltd. 2022-FL2 A†	5.644% (1 Mo. Term SOFR + 1.85%	)#	5/15/2037	67,630,000	66,082,377

See Notes to Financial Statements.	291

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
ARES L CLO Ltd. 2018-50A AR†	5.129% (3 Mo. LIBOR + 1.05%	)#	1/15/2032	$117,390,000	$114,596,105
Bain Capital Credit CLO 2019-2A AR†	5.179% (3 Mo. LIBOR + 1.10%	)#	10/17/2032	25,950,000	25,385,582
Bain Capital Credit CLO Ltd. 2017-1A A1R†	5.213% (3 Mo. LIBOR + .97%	)#	7/20/2030	92,348,951	90,873,206
Bain Capital Credit CLO Ltd. 2020-5A A1†	5.463% (3 Mo. LIBOR + 1.22%	)#	1/20/2032	72,770,000	71,338,379
Ballyrock CLO Ltd. 2019-1A A1R†	5.109% (3 Mo. LIBOR + 1.03%	)#	7/15/2032	138,960,000	135,750,299
Barings CLO Ltd. 2019-3A A1R†	5.313% (3 Mo. LIBOR + 1.07%	)#	4/20/2031	21,710,000	21,271,617
BDS Ltd. 2021-FL10 A†	5.009% (1 Mo. LIBOR + 1.07%	)#	6/16/2036	74,240,000	71,951,012
Benefit Street Partners CLO IV Ltd. 2014-IVA ARRR†	5.423% (3 Mo. LIBOR + 1.18%	)#	1/20/2032	77,740,000	76,269,546
BlueMountain Fuji US CLO I Ltd. 2017-1A A1R†	5.223% (3 Mo. LIBOR + .98%	)#	7/20/2029	69,574,666	68,180,610
BSPRT Issuer Ltd. 2019-FL5 A†	5.025% (1 Mo. LIBOR + 1.15%	)#	5/15/2029	2,139,506	2,140,998
BSPRT Issuer Ltd. 2021-FL7 A†	5.195% (1 Mo. LIBOR + 1.32%	)#	12/15/2038	58,340,000	55,967,473
Carlyle Global Market Strategies CLO Ltd. 2015-1A AR3†	5.223% (3 Mo. LIBOR + .98%	)#	7/20/2031	78,014,043	76,171,562
Carlyle US CLO Ltd. 2017-2A A1R†	5.293% (3 Mo. LIBOR + 1.05%	)#	7/20/2031	90,210,000	88,223,597
Carlyle US CLO Ltd. 2017-3A A1AR†	5.143% (3 Mo. LIBOR + .90%	)#	7/20/2029	24,773,798	24,434,840
Carlyle US CLO Ltd. 2019-1A A1AR†	5.323% (3 Mo. LIBOR + 1.08%	)#	4/20/2031	134,350,000	131,580,740
Cedar Funding X CLO Ltd. 2019-10A AR†	5.343% (3 Mo. LIBOR + 1.10%	)#	10/20/2032	10,610,000	10,372,310
Cedar Funding XIV CLO Ltd. 2021-14A A†	5.179% (3 Mo. LIBOR + 1.10%	)#	7/15/2033	96,630,000	94,696,452
CF Hippolyta Issuer LLC 2021-1A A1†	1.53%		3/15/2061	38,322,787	33,109,999
CIFC Funding II Ltd. 2013-2A A1L2†	5.194% (3 Mo. LIBOR + 1.00%	)#	10/18/2030	37,100,000	36,479,354
CIFC Funding Ltd. 2021-4A A†	5.129% (3 Mo. LIBOR + 1.05%	)#	7/15/2033	48,100,000	47,144,976
CNH Equipment Trust 2022-B A2	3.94%		12/15/2025	56,750,000	55,940,824

292	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Other (continued)
Dell Equipment Finance Trust 2021-2 A2†	0.33%		12/22/2026		$32,947,375	$32,486,731
Diamond Resorts Owner Trust 2018-1 A†	3.70%		1/21/2031		10,806,197	10,548,660
Diamond Resorts Owner Trust 2018-1 B†	4.19%		1/21/2031		6,478,620	6,336,457
Dryden 55 CLO Ltd. 2018-55A A1†	5.099% (3 Mo. LIBOR + 1.02%	)#	4/15/2031		20,170,207	19,914,943
Dryden CLO Ltd. 2019-72A AR†	5.686% (3 Mo. LIBOR + 1.08%	)#	5/15/2032		98,100,000	95,855,239
Dryden Senior Loan Fund 2017-47A A1R†	5.059% (3 Mo. LIBOR + .98%	)#	4/15/2028		85,350,259	84,469,383
Elmwood CLO X Ltd. 2021-3A A†	5.283% (3 Mo. LIBOR + 1.04%	)#	10/20/2034		64,360,000	62,554,852
Fairstone Financial Issuance Trust I 2020-1A A†(c)	2.509%		10/20/2039	CAD	35,080,000	25,465,039
Galaxy XIX CLO Ltd. 2015-19A A1RR†	5.275% (3 Mo. LIBOR + .95%	)#	7/24/2030		$54,140,084	53,096,078
GreatAmerica Leasing Receivables Funding LLC Series 2019-1 A4†	3.21%		2/18/2025		3,720,011	3,717,036
Greystone CRE Notes Ltd. 2021-FL3 A†	4.895% (1 Mo. LIBOR + 1.02%	)#	7/15/2039		98,670,000	93,960,246
Greywolf CLO VII Ltd. 2018-2A A1†	5.403% (3 Mo. Term SOFR + 1.18%	)#	10/20/2031		37,250,000	36,561,748
Halcyon Loan Advisors Funding Ltd. 2015-2A BR†	6.008% (3 Mo. LIBOR + 1.65%	)#	7/25/2027		4,498,022	4,512,509
Halcyon Loan Advisors Funding Ltd. 2017-2A A2†	5.779% (3 Mo. LIBOR + 1.70%	)#	1/17/2030		23,027,000	22,499,630
HGI CRE CLO Ltd. 2021-FL2 A†	4.887% (1 Mo. LIBOR + 1.00%	)#	9/17/2036		26,520,000	25,559,847
JFIN CLO Ltd. 2013-1A A1NR†	4.10% (3 Mo. LIBOR + 1.39%	)#	1/20/2030		50,316,684	49,655,462
JFIN CLO Ltd. 2013-1A A2R†	4.91% (3 Mo. LIBOR + 2.20%	)#	1/20/2030		37,290,505	36,852,961
KKR CLO Ltd. 24 A1R†	5.323% (3 Mo. LIBOR + 1.08%	)#	4/20/2032		130,540,000	127,742,806
KKR CLO Ltd. 30A A1R†	5.099% (3 Mo. LIBOR + 1.02%	)#	10/17/2031		18,250,000	17,801,167
KKR CLO Ltd. 38A A1†	5.184% (3 Mo. Term SOFR + 1.32%	)#	4/15/2033		98,040,000	95,989,334
KREF Ltd. 2021-FL2 A†	4.981% (1 Mo. LIBOR + 1.07%	)#	2/15/2039		74,690,000	71,935,806
KREF Ltd. 2021-FL2 AS†	5.211% (1 Mo. LIBOR + 1.30%	)#	2/15/2039		37,030,000	35,328,876
LCM XXII Ltd. 22A A1R†	5.403% (3 Mo. LIBOR + 1.16%	)#	10/20/2028		9,723,959	9,598,359

See Notes to Financial Statements.	293

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Lendmark Funding Trust 2021-1A A†	5.12%		7/20/2032	$82,215,000	$79,616,768
Lendmark Funding Trust 2021-2A A†	2.00%		4/20/2032	137,050,000	113,883,082
LMREC, Inc. 2019-CRE3 A†	5.444% (1 Mo. LIBOR + 1.40%	)#	12/22/2035	31,854,833	31,712,607
LoanCore Issuer Ltd. 2022-CRE7 A†	4.891% (1 Mo. SOFR + 1.55%	)#	1/17/2037	106,030,000	101,924,253
M360 LLC 2019-CRE2 B†	6.159% (1 Mo. Term SOFR + 2.36%	)#	9/15/2034	10,311,000	10,285,344
Madison Park Funding XI Ltd. 2013-11A AR2†	5.225% (3 Mo. LIBOR + .90%	)#	7/23/2029	13,691,723	13,430,485
Madison Park Funding XVII Ltd. 2015-17A AR2†	5.278% (3 Mo. LIBOR + 1.00%	)#	7/21/2030	29,341,188	28,831,251
Madison Park Funding XXV Ltd. 2017-25A A1R†	5.328% (3 Mo. LIBOR + .97%	)#	4/25/2029	52,721,836	51,840,570
Magnetite XXII Ltd. 2019-22A AR†	5.139% (3 Mo. LIBOR + 1.06%	)#	4/15/2031	47,750,000	46,776,962
Magnetite Xxix Ltd. 2021-29A A†	5.069% (3 Mo. LIBOR + .99%	)#	1/15/2034	79,670,000	77,931,859
Mariner Finance Issuance Trust 2021-BA A†	2.10%		11/20/2036	63,990,000	53,998,089
MF1 LLC 2022-FL9 A†	6.082% (1 Mo. Term SOFR + 2.15%	)#	6/19/2037	102,540,000	101,370,403
MF1 Ltd. 2021-FL6 AS†	5.361% (1 Mo. LIBOR + 1.45%	)#	7/16/2036	66,840,000	62,998,336
MF1 Ltd. 2021-FL7 A†	5.019% (1 Mo. LIBOR + 1.08%	)#	10/16/2036	112,342,000	107,665,332
MF1 Ltd. 2021-FL7 AS†	5.389% (1 Mo. LIBOR + 1.45%	)#	10/16/2036	57,330,000	53,854,794
MF1 Ltd. 2022-FL8 A†	4.768% (1 Mo. SOFR + 1.35%	)#	2/19/2037	5,000,000	4,787,500
MF1 Ltd. 2022-FL8 AS†	5.168% (1 Mo. SOFR + 1.75%	)#	2/19/2037	50,000,000	47,724,255
Mountain View CLO LLC 2017-1A AR†	5.169% (3 Mo. LIBOR + 1.09%	)#	10/16/2029	37,859,848	37,375,697
Mountain View CLO LLC 2017-1A BR†	5.829% (3 Mo. LIBOR + 1.75%	)#	10/16/2029	36,501,623	35,251,094
MVW Owner Trust 2017-1A A†	2.42%		12/20/2034	2,760,532	2,689,342
New Economy Assets Phase 1 Sponsor LLC 2021-1 A1†	1.91%		10/20/2061	70,550,000	59,784,275
New Economy Assets Phase 1 Sponsor LLC 2021-1 B1†	2.41%		10/20/2061	28,890,000	23,868,066
Newark BSL CLO 1 Ltd. 2016-1A A1R†	5.458% (3 Mo. LIBOR + 1.10%	)#	12/21/2029	64,820,531	64,091,379

294	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Newark BSL CLO 2 Ltd. 2017-1A A1R†	5.328% (3 Mo. LIBOR + .97%	)#	7/25/2030	$47,945,089	$47,154,562
OCP CLO Ltd. 2019-17A A1R†	5.283% (3 Mo. LIBOR + 1.04%	)#	7/20/2032	157,030,000	152,943,089
Octagon Investment Partners 30 Ltd. 2017-1A A1R†	5.243% (3 Mo. LIBOR + 1.00%	)#	3/17/2030	34,550,000	33,977,851
Octagon Investment Partners 32 Ltd. 2017-1A A1R†	5.029% (3 Mo. LIBOR + .95%	)#	7/15/2029	117,614,739	116,101,273
Octagon Investment Partners 49 Ltd. 2020-5A A1†	5.299% (3 Mo. LIBOR + 1.22%	)#	1/15/2033	44,600,000	43,970,188
Octagon Investment Partners XIV Ltd. 2012-1A AARR†	5.029% (3 Mo. LIBOR + .95%	)#	7/15/2029	40,947,603	40,453,703
Octagon Investment Partners XXI Ltd. 2014-1A AAR3†	5.65% (3 Mo. LIBOR + 1.00%	)#	2/14/2031	73,440,000	72,075,722
Octane Receivables Trust 2022-2A A†	5.11%		2/22/2028	59,637,901	58,874,184
OneMain Financial Issuance Trust 2018-2A A†	3.57%		3/14/2033	7,689,000	7,519,445
OneMain Financial Issuance Trust 2019-2A A†	3.14%		10/14/2036	75,865,000	67,950,232
OneMain Financial Issuance Trust 2020-1A A1†	1.55%		6/16/2036	18,835,000	15,930,975
OneMain Financial Issuance Trust 2020-2A A†	1.75%		9/14/2035	21,084,000	18,433,423
OneMain Financial Issuance Trust 2020-2A C†	2.76%		9/14/2035	14,375,000	12,032,243
Orange Lake Timeshare Trust 2019-A A†	3.06%		4/9/2038	5,629,254	5,330,909
OZLM XVII Ltd. 2017 17A A1†	5.493% (3 Mo. LIBOR + 1.25%	)#	7/20/2030	14,086,732	13,805,751
Pagaya AI Debt Trust 2022-1 A†	2.03%		10/15/2029	127,767,221	122,406,619
Perimeter Master Note Business	2.13%		5/15/2027	90,000,000	83,240,820
PFS Financing Corp. 2020-E A†	1.00%		10/15/2025	71,520,000	68,504,345
PFS Financing Corp. 2020-G A†	0.97%		2/15/2026	55,841,000	52,462,150
Planet Fitness Master Issuer LLC 2018-1A A2II†	4.666%		9/5/2048	18,200,390	17,068,200
Prima Capital CRE Securitization Ltd. 2013-3A C†	5.00%		10/24/2035	35,011,000	32,849,386	(a)
Rad CLO 2 Ltd. 2018-2A AR†	5.159% (3 Mo. LIBOR + 1.08%	)#	10/15/2031	100,220,000	98,054,530
Rad CLO Ltd. 2020-7A A1†	5.279% (3 Mo. LIBOR + 1.20%	)#	4/17/2033	7,750,000	7,588,067
Rad CLO Ltd. 2021-15A A†	5.333% (3 Mo. LIBOR + 1.09%	)#	1/20/2034	57,860,000	56,476,814

See Notes to Financial Statements.	295

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Romark CLO Ltd. 2017-1A A1R†	5.355% (3 Mo. LIBOR + 1.03%	)#	10/23/2030	$57,250,000	$56,214,273
SCF Equipment Leasing LLC 2019-2A A2†	2.47%		4/20/2026	51,124,940	50,259,860
SCF Equipment Leasing LLC 2021-1A A3†	0.83%		8/21/2028	136,635,000	129,292,918
SCF Equipment Leasing LLC 2021-1A B†	1.37%		8/20/2029	14,900,000	13,430,608
SCF Equipment Leasing LLC 2022-1A A3†	2.92%		7/20/2029	111,160,000	104,561,342
SCF Equipment Leasing LLC 2022-1A B†	3.22%		10/21/2030	45,560,000	42,149,884
Sound Point CLO III-R Ltd. 2013-2RA B†	5.529% (3 Mo. LIBOR + 1.45%	)#	4/15/2029	10,000,000	9,560,282
TCI-Flatiron CLO Ltd. 2017-1A AR†	5.61% (3 Mo. LIBOR + .96%	)#	11/18/2030	58,190,000	57,023,300
TCI-Flatiron CLO Ltd. 2018-1A ANR†	5.475% (3 Mo. LIBOR + 1.06%	)#	1/29/2032	32,300,000	31,670,040
TCW CLO Ltd. 2022 1A A1†	5.40% (3 Mo. Term SOFR + 1.34%	)#	4/22/2033	55,200,000	53,801,304
TICP CLO XIV Ltd. 2019-14A A1R†	5.323% (3 Mo. LIBOR + 1.08%	)#	10/20/2032	58,170,000	56,948,430
TRTX Issuer Ltd. 2019-FL3 A†	5.139% (1 Mo. Term SOFR + 1.26%	)#	10/15/2034	2,358,845	2,353,175
Upstart Securitization Trust 2021-2 A†	0.91%		6/20/2031	19,054,526	18,649,958
Upstart Securitization Trust 2021-5 A†	1.31%		11/20/2031	33,949,442	32,403,320
Venture 33 CLO Ltd. 2018-33A A1LR†	5.139% (3 Mo. LIBOR + 1.06%	)#	7/15/2031	68,200,000	66,820,329
VERDE CLO Ltd. 2019-1A AR†	5.179% (3 Mo. LIBOR + 1.10%	)#	4/15/2032	19,355,000	18,948,545
Verizon Master Trust 2022-7 A1A	5.23%		11/22/2027	89,315,000	89,232,419
Wind River CLO Ltd. 2013-1A A1RR†	5.223% (3 Mo. LIBOR + .98%	)#	7/20/2030	123,365,073	121,513,600
Total					7,124,637,794

Rec Vehicle Loan 0.19%
Octane Receivables Trust 2021-1A A†	0.93%		3/22/2027	18,577,010	17,910,367
Octane Receivables Trust 2022-1A A2†	4.18%		3/20/2028	80,831,628	78,917,187
Total					96,827,554

Student Loan 0.56%
Navient Private Education Refi Loan Trust 2020-FA A†	1.22%		7/15/2069	45,783,183	40,614,738
Navient Private Education Refi Loan Trust 2021-CA A†	1.06%		10/15/2069	112,160,265	96,971,869
Navient Private Education Refi Loan Trust 2022-A A†	2.23%		7/15/2070	99,715,244	86,867,383
Nelnet Student Loan Trust 2021-A APT1†	1.36%		4/20/2062	45,515,691	40,135,964

296	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Student Loan (continued)
Towd Point Asset Trust 2018-SL1 A†	4.616% (1 Mo. LIBOR + .60%	)#	1/25/2046	$17,766,323	$17,649,478
Total					282,239,432
Total Asset-Backed Securities (cost $12,975,017,079)					12,484,460,830

				Shares

COMMON STOCKS 0.00%

Banks 0.00%
Sable Bighorn, LLC				18,695	54,907	(a)

Oil, Gas & Consumable Fuels 0.00%
Earthstone Energy, Inc. Class A*				9,084	143,891
Total Common Stocks (cost $128,274)					198,798

				Principal Amount

CORPORATE BONDS 43.02%

Aerospace/Defense 0.13%
Bombardier, Inc. (Canada)†(d)	7.125%		6/15/2026	$24,180,000	23,786,954
Bombardier, Inc. (Canada)†(d)	7.875%		4/15/2027	40,000,000	39,408,000
Total					63,194,954

Agriculture 1.24%
BAT Capital Corp.	2.789%		9/6/2024	27,255,000	26,072,566
BAT Capital Corp.	3.222%		8/15/2024	166,397,000	160,542,578
BAT International Finance plc (United Kingdom)†(d)	3.95%		6/15/2025	19,560,000	18,863,479
Imperial Brands Finance plc (United Kingdom)†(d)	3.125%		7/26/2024	166,275,000	158,669,153
Imperial Brands Finance plc (United Kingdom)†(d)	6.125%		7/27/2027	82,747,000	82,849,490
Philip Morris International, Inc.	5.00%		11/17/2025	26,177,000	26,166,706
Philip Morris International, Inc.	5.125%		11/17/2027	39,207,000	39,309,817
Reynolds American, Inc.	4.45%		6/12/2025	41,974,000	41,247,895
Viterra Finance BV (Netherlands)†(d)	2.00%		4/21/2026	47,780,000	41,195,154
Viterra Finance BV (Netherlands)†(d)	4.90%		4/21/2027	36,422,000	34,085,210
Total					629,002,048

Airlines 0.11%
Air Canada 2015-2B Pass-Through Trust (Canada)†(d)	3.875%		9/15/2024	6,103,667	6,041,019
Air Canada 2015-2B Pass-Through Trust (Canada)†(d)	5.00%		6/15/2025	4,992,667	4,887,895
American Airlines Group, Inc.†(e)	3.75%		3/1/2025	51,959,000	45,551,437
Total					56,480,351

See Notes to Financial Statements.	297

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Apparel 0.04%
PVH Corp.	4.625%		7/10/2025	$19,872,000	$19,305,418

Auto Manufacturers 2.15%
Ford Motor Credit Co. LLC	5.584%		3/18/2024	157,148,000	155,552,162
General Motors Co.	5.40%		10/2/2023	24,769,000	24,806,806
General Motors Co.	6.125%		10/1/2025	48,531,000	49,199,628
General Motors Financial Co., Inc.	2.75%		6/20/2025	74,459,000	70,149,416
General Motors Financial Co., Inc.	2.90%		2/26/2025	30,070,000	28,433,357
General Motors Financial Co., Inc.	3.70%		5/9/2023	18,333,000	18,218,529
General Motors Financial Co., Inc.	3.95%		4/13/2024	35,702,000	35,112,037
General Motors Financial Co., Inc.	4.25%		5/15/2023	17,554,000	17,493,555
General Motors Financial Co., Inc.	5.10%		1/17/2024	197,137,000	196,558,147
Hyundai Capital America†	0.80%		4/3/2023	7,500,000	7,377,889
Hyundai Capital America†	0.80%		1/8/2024	99,441,000	94,318,208
Hyundai Capital America†	0.875%		6/14/2024	84,025,000	78,091,570
Hyundai Capital America†	1.00%		9/17/2024	24,328,000	22,354,849
Hyundai Capital America†	1.25%		9/18/2023	98,674,000	95,349,002
Hyundai Capital America†	1.30%		1/8/2026	39,188,000	34,087,107
Hyundai Capital America†	1.50%		6/15/2026	47,772,000	41,250,894
Hyundai Capital America†	1.80%		10/15/2025	10,345,000	9,247,164
Hyundai Capital America†	2.375%		2/10/2023	39,278,000	39,041,006
Hyundai Capital America†	5.875%		4/7/2025	13,781,000	13,806,831
Mercedes-Benz Finance North America LLC†	5.50%		11/27/2024	33,376,000	33,623,029
Stellantis N.V. (Netherlands)(d)	5.25%		4/15/2023	22,137,000	22,079,776
Total					1,086,150,962

Auto Parts & Equipment 0.21%
Clarios Global LP/Clarios US Finance Co.†	8.50%		5/15/2027	82,121,000	80,474,630
IHO Verwaltungs GmbH PIK 5.50% (Germany)†(d)	4.75%		9/15/2026	32,349,055	27,680,347
Total					108,154,977

Banks 15.51%
ABN AMRO Bank N.V. (Netherlands)†(d)	4.75%		7/28/2025	91,639,000	88,056,419
ABN AMRO Bank N.V. (Netherlands)†(d)	4.80%		4/18/2026	48,000,000	45,767,831
AIB Group plc (Ireland)†(d)	4.263% (3 Mo. LIBOR + 1.87%	)#	4/10/2025	103,827,000	100,006,496
Australia & New Zealand Banking Group Ltd. (Australia)†(d)	4.40%		5/19/2026	25,108,000	23,957,513
Australia & New Zealand Banking Group Ltd. (Australia)†(d)	4.50%		3/19/2024	12,844,000	12,668,349

298	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Australia & New Zealand Banking Group Ltd.(b)	5.088%		12/8/2025	$37,689,000	$38,021,650
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Mexico)†(d)	5.375%		4/17/2025	28,016,000	27,840,480
Bank of America Corp.	0.523% (SOFR + .41%	)#	6/14/2024	78,938,000	76,615,912
Bank of America Corp.	0.981% (SOFR + .91%	)#	9/25/2025	19,293,000	17,683,561
Bank of America Corp.	1.197% (SOFR + 1.01%	)#	10/24/2026	104,583,000	92,885,093
Bank of America Corp.	1.319% (SOFR + 1.15%	)#	6/19/2026	81,286,000	73,374,173
Bank of America Corp.	1.53% (SOFR + .65%	)#	12/6/2025	40,584,000	37,288,094
Bank of America Corp.	3.004% (3 Mo. LIBOR + .79%	)#	12/20/2023	51,569,000	51,509,286
Bank of America Corp.	3.093% (3 Mo. LIBOR + 1.09%	)#	10/1/2025	45,485,000	43,424,134
Bank of America Corp.	3.366% (3 Mo. LIBOR + .81%	)#	1/23/2026	60,488,000	57,867,256
Bank of America Corp.	3.384% (SOFR + 1.33%	)#	4/2/2026	109,223,000	104,043,391
Bank of America Corp.	3.55% (3 Mo. LIBOR + .78%	)#	3/5/2024	108,010,000	107,476,289
Bank of America Corp.	3.841% (SOFR + 1.11%	)#	4/25/2025	77,275,000	75,383,487
Bank of America Corp.	3.864% (3 Mo. LIBOR + .94%	)#	7/23/2024	128,784,000	127,472,025
Bank of America Corp.	3.95%		4/21/2025	97,385,000	95,241,167
Bank of America Corp.	4.00%		1/22/2025	47,739,000	46,825,913
Bank of America Corp.	4.20%		8/26/2024	39,902,000	39,357,980
Bank of America Corp.	4.948% (SOFR + 2.04%	)#	7/22/2028	77,426,000	75,949,223
Bank of Ireland Group plc (Ireland)†(d)	2.029% (1 Yr. Treasury CMT + 1.10%	)#	9/30/2027	56,942,000	47,325,887
Bank of Ireland Group plc (Ireland)†(d)	4.50%		11/25/2023	35,213,000	34,559,363
Bank of Ireland Group plc (Ireland)†(d)	6.253% (1 Yr. Treasury CMT + 2.65%	)#	9/16/2026	28,691,000	28,131,707
Bank of Montreal (Canada)(d)	3.70%		6/7/2025	56,322,000	54,921,859
Bank of Montreal (Canada)(d)	4.25%		9/14/2024	81,709,000	80,698,785
Bank of New York Mellon Corp.(The)	4.414% (SOFR + 1.35%	)#	7/24/2026	27,628,000	27,252,847

See Notes to Financial Statements.	299

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
BankUnited, Inc.	4.875%		11/17/2025	$66,202,000	$65,686,856
Barclays plc (United Kingdom)(d)	2.852% (SOFR + 2.71%	)#	5/7/2026	44,123,000	40,705,395
Barclays plc (United Kingdom)(d)	3.932% (3 Mo. LIBOR + 1.61%	)#	5/7/2025	11,594,000	11,187,291
Barclays plc (United Kingdom)(d)	4.338% (3 Mo. LIBOR + 1.36%	)#	5/16/2024	23,103,000	22,893,840
Barclays plc (United Kingdom)(d)	4.836%		5/9/2028	10,192,000	9,351,616
Barclays plc (United Kingdom)(d)	5.20%		5/12/2026	93,499,000	90,700,624
BBVA Bancomer SA†	4.375%		4/10/2024	25,931,000	25,607,511
BNP Paribas SA (France)†(d)	1.323% (SOFR + 1.00%	)#	1/13/2027	20,584,000	17,888,210
BNP Paribas SA (France)†(d)	2.219% (SOFR + 2.07%	)#	6/9/2026	13,505,000	12,408,198
BNP Paribas SA (France)†(d)	2.819% (3 Mo. LIBOR + 1.11%	)#	11/19/2025	36,837,000	34,683,135
BNP Paribas SA (France)†(d)	4.375%		5/12/2026	11,186,000	10,646,054
BPCE SA (France)†(d)	2.375%		1/14/2025	14,304,000	13,277,782
BPCE SA (France)†(d)	4.50%		3/15/2025	53,678,000	51,459,007
BPCE SA (France)†(d)	4.875%		4/1/2026	22,232,000	21,231,631
BPCE SA (France)†(d)	5.15%		7/21/2024	5,000,000	4,905,300
Canadian Imperial Bank of Commerce (Canada)(d)	3.945%		8/4/2025	77,817,000	75,759,897
Citigroup, Inc.	1.678% (SOFR + 1.67%	)#	5/15/2024	49,728,000	48,887,888
Citigroup, Inc.	3.106% (SOFR + 2.84%	)#	4/8/2026	241,086,000	228,777,844
Citigroup, Inc.	3.29% (SOFR + 1.53%	)#	3/17/2026	15,948,000	15,166,120
Citigroup, Inc.	3.352% (3 Mo. LIBOR + .90%	)#	4/24/2025	84,116,000	81,369,213
Citigroup, Inc.	3.70%		1/12/2026	17,120,000	16,441,524
Citigroup, Inc.	3.875%		3/26/2025	33,016,000	32,301,950
Citigroup, Inc.	3.887% (3 Mo. LIBOR + 1.56%	)#	1/10/2028	17,272,000	16,302,688
Citigroup, Inc.	4.044% (3 Mo. LIBOR + 1.02%	)#	6/1/2024	49,140,000	48,749,868
Citigroup, Inc.	4.14% (SOFR + 1.37%	)#	5/24/2025	27,692,000	27,188,044
Citigroup, Inc.	4.40%		6/10/2025	170,806,000	168,074,370
Citigroup, Inc.	5.50%		9/13/2025	37,065,000	37,647,241

300	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Citizens Bank NA	4.575% (SOFR + 2.00%	)#	8/9/2028	$54,348,000	$52,806,231
Citizens Bank NA	6.064% (SOFR + 1.45%	)	10/24/2025	31,438,000	31,804,711
Citizens Bank NA/Providence RI	4.592% (3 Mo. LIBOR + .95%	)#	3/29/2023	22,245,000	22,262,689
Credit Agricole SA (France)†(d)	4.375%		3/17/2025	89,787,000	86,466,407
Credit Suisse AG/New York NY	3.625%		9/9/2024	5,668,000	5,217,343
Credit Suisse Group AG (Switzerland)†(d)	2.193% (SOFR + 2.04%	)#	6/5/2026	42,530,000	35,841,359
Credit Suisse Group AG (Switzerland)†(d)	2.593% (SOFR + 1.56%	)#	9/11/2025	27,460,000	24,340,375
Credit Suisse Group AG (Switzerland)†(d)	4.207% (3 Mo. LIBOR + 1.24%	)#	6/12/2024	17,160,000	16,653,801
Danske Bank A/S (Denmark)†(d)	0.976% (1 Yr. Treasury CMT + .55%	)#	9/10/2025	46,616,000	42,259,593
Danske Bank A/S (Denmark)†(d)	1.171% (1 Yr. Treasury CMT + 1.03%	)#	12/8/2023	145,875,000	145,776,838
Danske Bank A/S (Denmark)†(d)	1.226%		6/22/2024	51,642,000	47,930,454
Danske Bank A/S (Denmark)†(d)	1.621% (1 Yr. Treasury CMT + 1.35%	)#	9/11/2026	46,515,000	40,401,410
Danske Bank A/S (Denmark)†(d)	3.244% (3 Mo. LIBOR + 1.59%	)#	12/20/2025	137,918,000	128,631,573
Danske Bank A/S (Denmark)†(d)	4.298% (1 Yr. Treasury CMT + 1.75%	)#	4/1/2028	37,345,000	34,203,306
Danske Bank A/S (Denmark)†(d)	5.375%		1/12/2024	66,319,000	65,987,351
Discover Bank	4.25%		3/13/2026	17,999,000	17,156,104
Fifth Third Bancorp	6.361% (SOFR + 2.19%	)#	10/27/2028	31,707,000	32,852,449
First-Citizens Bank & Trust Co.	3.929% (SOFR + 3.83%	)#	6/19/2024	21,437,000	21,159,854
FNB Corp.	2.20%		2/24/2023	30,110,000	29,898,719
Goldman Sachs Group, Inc. (The)	0.657% (SOFR + .51%	)#	9/10/2024	78,938,000	75,668,894
Goldman Sachs Group, Inc. (The)	0.673% (SOFR + .57%	)#	3/8/2024	35,345,000	34,824,387
Goldman Sachs Group, Inc. (The)	1.948% (SOFR + .91%	)#	10/21/2027	99,142,000	86,845,985
Goldman Sachs Group, Inc. (The)	2.64% (SOFR + 1.11%	)#	2/24/2028	38,073,000	33,991,623
Goldman Sachs Group, Inc. (The)	3.272% (3 Mo. LIBOR + 1.20%	)#	9/29/2025	34,934,000	33,650,443

See Notes to Financial Statements.	301

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Goldman Sachs Group, Inc. (The)	3.50%		4/1/2025	$79,656,000	$77,123,666
Goldman Sachs Group, Inc. (The)	4.25%		10/21/2025	25,439,000	24,962,022
Goldman Sachs Group, Inc. (The)	4.387% (SOFR + 1.51%	)#	6/15/2027	24,825,000	23,974,838
Goldman Sachs Group, Inc. (The)	4.405% (SOFR + .70%	)#	1/24/2025	77,022,000	75,655,878
Goldman Sachs Group, Inc. (The)	4.482% (SOFR + 1.73%	)#	8/23/2028	70,417,000	67,653,093
Goldman Sachs Group, Inc. (The)	5.442% (3 Mo. LIBOR + .75%	)#	2/23/2023	47,398,000	47,446,408
Goldman Sachs Group, Inc. (The)	5.70%		11/1/2024	26,358,000	26,686,918
HSBC Holdings plc (United Kingdom)(d)	0.732% (SOFR + .53%	)#	8/17/2024	29,988,000	28,712,104
HSBC Holdings plc (United Kingdom)(d)	0.976% (SOFR + .71%	)#	5/24/2025	22,757,000	20,943,464
Huntington Bancshares, Inc.	4.443% (SOFR + 1.97%	)#	8/4/2028	33,784,000	32,115,790
Huntington National Bank	5.699% (SOFR + 1.22%	)#	11/18/2025	80,138,000	80,283,132
Huntington National Bank (The)	4.008% (SOFR + 1.21%	)#	5/16/2025	16,781,000	16,431,104
Intesa Sanpaolo SpA (Italy)†(d)	3.25%		9/23/2024	20,481,000	19,286,392
Intesa Sanpaolo SpA (Italy)†(d)	5.017%		6/26/2024	165,445,000	159,455,606
Intesa Sanpaolo SpA (Italy)†(d)	5.71%		1/15/2026	82,517,000	79,752,842
JPMorgan Chase & Co.	0.768% (SOFR + .49%	)#	8/9/2025	78,538,000	72,495,183
JPMorgan Chase & Co.	0.824% (SOFR + .54%	)#	6/1/2025	91,927,000	85,530,335
JPMorgan Chase & Co.	3.559% (3 Mo. LIBOR + .73%	)	4/23/2024	29,056,000	28,856,153
JPMorgan Chase & Co.	3.797% (3 Mo. LIBOR + .89%	)	7/23/2024	52,372,000	51,826,611
JPMorgan Chase & Co.	3.845% (SOFR + .98%	)#	6/14/2025	95,901,000	94,203,258
JPMorgan Chase & Co.	4.747% (SOFR + .92%	)#	2/24/2026	57,956,000	56,746,580
JPMorgan Chase & Co.	4.851% (SOFR + 1.99%	)#	7/25/2028	77,862,000	76,288,686
JPMorgan Chase & Co.	5.007% (SOFR + 1.18%	)#	2/24/2028	38,901,000	37,579,037
KeyBank NA	4.15%		8/8/2025	19,426,000	19,022,363

302	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Lloyds Banking Group plc (United Kingdom)(d)	4.582%		12/10/2025	$18,348,000	$17,448,384
Lloyds Banking Group plc (United Kingdom)(d)	4.65%		3/24/2026	29,589,000	28,154,843
M&T Bank Corp.	4.553% (SOFR + 1.78%	)#	8/16/2028	43,711,000	41,941,579
Macquarie Bank Ltd. (Australia)†(d)	4.875%		6/10/2025	32,811,000	31,884,943
Macquarie Group Ltd. (Australia)†(d)	1.201% (SOFR + .69%	)#	10/14/2025	40,033,000	36,574,771
Macquarie Group Ltd. (Australia)†(d)	1.34% (SOFR + 1.07%	)#	1/12/2027	33,697,000	29,148,420
Macquarie Group Ltd. (Australia)†(d)	4.15% (3 Mo. LIBOR + 1.33%	)#	3/27/2024	45,740,000	45,512,631
Macquarie Group Ltd. (Australia)†(d)	5.108% (SOFR + 2.21%	)#	8/9/2026	83,107,000	82,461,826
Mitsubishi UFJ Financial Group, Inc. (Japan)(d)	0.953% (1 Yr. Treasury CMT + .55%	)#	7/19/2025	58,686,000	54,446,437
Mitsubishi UFJ Financial Group, Inc. (Japan)(d)	0.962% (1 Yr. Treasury CMT + .45%	)#	10/11/2025	5,000,000	4,591,217
Mitsubishi UFJ Financial Group, Inc. (Japan)(d)	4.788% (1 Yr. Treasury CMT + 1.70%	)#	7/18/2025	99,237,000	98,251,875
Mitsubishi UFJ Financial Group, Inc. (Japan)(d)	5.063% (1 Yr. Treasury CMT + 1.55%	)#	9/12/2025	58,107,000	57,779,885
Morgan Stanley	0.79% (SOFR + .53%	)#	5/30/2025	94,058,000	87,182,074
Morgan Stanley	0.791% (SOFR + .51%	)#	1/22/2025	98,685,000	92,840,739
Morgan Stanley	3.62% (SOFR + 1.16%	)	4/17/2025	46,263,000	45,104,522
Morgan Stanley	3.737% (3 Mo. LIBOR + .85%	)#	4/24/2024	199,105,000	197,750,003
Morgan Stanley	6.138% (SOFR + 1.77%	)	10/16/2026	34,700,000	35,523,989
NatWest Group plc (United Kingdom)(d)	4.519% (3 Mo. LIBOR + 1.55%	)#	6/25/2024	24,877,000	24,620,577
NatWest Markets plc (United Kingdom)†(d)	0.80%		8/12/2024	23,409,000	21,612,130
NatWest Markets plc (United Kingdom)†(d)	3.479%		3/22/2025	41,245,000	39,541,321
Nordea Bank Abp (Finland)†(d)	3.60%		6/6/2025	37,771,000	36,622,177
Popular, Inc.	6.125%		9/14/2023	9,933,000	9,969,901
Royal Bank of Canada (Canada)(d)	3.97%		7/26/2024	39,737,000	39,114,334
Royal Bank of Canada (Canada)(d)	4.24%		8/3/2027	70,098,000	67,992,226
Royal Bank of Canada (Canada)(d)	6.00%		11/1/2027	35,670,000	37,134,067
Santander Holdings USA, Inc.	2.49% (SOFR + 1.25%	)#	1/6/2028	35,038,000	30,423,411

See Notes to Financial Statements.	303

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Santander Holdings USA, Inc.	3.244%		10/5/2026	$38,058,000	$34,994,844
Santander Holdings USA, Inc.	3.50%		6/7/2024	33,117,000	32,149,745
Santander Holdings USA, Inc.	5.807% (SOFR + 2.33%	)#	9/9/2026	27,800,000	27,696,281
Santander UK Group Holdings plc (United Kingdom)(d)	1.089% (SOFR + .79%	)#	3/15/2025	13,611,000	12,633,808
Santander UK Group Holdings plc (United Kingdom)(d)	2.469% (SOFR + 1.22%	)#	1/11/2028	37,697,000	32,120,861
Santander UK Group Holdings plc (United Kingdom)(d)	3.373% (3 Mo. LIBOR + 1.08%	)#	1/5/2024	60,653,000	60,523,681
Santander UK Group Holdings plc (United Kingdom)†(d)	4.75%		9/15/2025	42,889,000	40,819,280
Santander UK Group Holdings plc (United Kingdom)(d)	4.796% (3 Mo. LIBOR + 1.57%	)#	11/15/2024	10,000,000	9,814,777
Societe Generale SA (France)†(d)	2.226% (1 Yr. Treasury CMT + 1.05%	)#	1/21/2026	76,944,000	70,476,733
Standard Chartered plc (United Kingdom)†(d)	0.991% (1 Yr. Treasury CMT + .78%	)#	1/12/2025	100,594,000	94,101,805
Standard Chartered plc (United Kingdom)†(d)	1.214% (1 Yr. Treasury CMT + .88%	)#	3/23/2025	10,244,000	9,666,425
Standard Chartered plc (United Kingdom)†(d)	2.819% (3 Mo. LIBOR + 1.21%	)#	1/30/2026	8,168,000	7,558,009
Standard Chartered plc (United Kingdom)†(d)	3.885% (3 Mo. LIBOR + 1.08%	)#	3/15/2024	21,000,000	20,848,542
Standard Chartered plc (United Kingdom)†(d)	5.20%		1/26/2024	15,029,000	14,868,511
Svenska Handelsbanken AB (Sweden)†(d)	3.65%		6/10/2025	60,474,000	58,621,028
Toronto-Dominion Bank (The) (Canada)(d)	3.766%		6/6/2025	90,096,000	87,721,660
Toronto-Dominion Bank (The) (Canada)(d)	4.693%		9/15/2027	58,711,000	58,130,993
Truist Financial Corp.	4.26% (SOFR + 1.46%	)#	7/28/2026	105,821,000	103,950,330
UBS AG (Switzerland)(d)	5.125%		5/15/2024	97,473,000	95,926,006
UBS Group AG (Switzerland)†(d)	4.488% (1 Yr. Treasury CMT + 1.55%	)#	5/12/2026	24,578,000	23,962,047
UniCredit SpA (Italy)†(d)	7.83%		12/4/2023	38,610,000	38,640,020
US Bancorp	4.548% (SOFR + 1.66%	)#	7/22/2028	53,941,000	52,761,555

304	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Wells Fargo & Co.	4.54% (SOFR + 1.56%	)#	8/15/2026	$74,511,000	$73,033,685
Wells Fargo & Co.	4.808% (SOFR + 1.98%	)#	7/25/2028	77,683,000	75,927,035
Total					7,841,144,572

Biotechnology 0.14%
Illumina, Inc.(b)	5.75%		12/13/2027	31,976,000	32,218,474
Illumina, Inc.(b)	5.80%		12/12/2025	36,106,000	36,314,460
Total					68,532,934

Chemicals 0.43%
Celanese US Holdings LLC	5.90%		7/5/2024	138,761,000	137,961,186
International Flavors & Fragrances, Inc.†	1.23%		10/1/2025	54,746,000	48,430,493
Orbia Advance Corp. SAB de CV (Mexico)†(d)	1.875%		5/11/2026	36,739,000	32,079,025
Total					218,470,704

Commercial Services 0.50%
Adani Ports & Special Economic Zone Ltd. (India)†(d)	3.375%		7/24/2024	30,600,000	28,862,193
Ashtead Capital, Inc.†	4.00%		5/1/2028	28,978,000	26,231,954
Ashtead Capital, Inc.†	4.375%		8/15/2027	52,077,000	48,383,178
Global Payments, Inc.	4.95%		8/15/2027	23,181,000	22,562,247
Sabre GLBL, Inc.†	7.375%		9/1/2025	59,869,000	57,111,733
Triton Container International Ltd.†	0.80%		8/1/2023	39,505,000	38,064,925
Triton Container International Ltd.†	1.15%		6/7/2024	32,498,000	30,023,856
Total					251,240,086

Computers 0.29%
Dell International LLC/EMC Corp.	4.90%		10/1/2026	19,101,000	18,900,418
Dell International LLC/EMC Corp.	5.45%		6/15/2023	38,178,000	38,203,869
Dell International LLC/EMC Corp.	6.02%		6/15/2026	87,487,000	89,393,820
Total					146,498,107

Diversified Financial Services 3.82%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(d)	1.75%		10/29/2024	31,795,000	29,201,183
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(d)	2.875%		8/14/2024	30,354,000	28,749,272
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(d)	3.15%		2/15/2024	19,000,000	18,336,729
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(d)	3.50%		1/15/2025	22,804,000	21,762,891

See Notes to Financial Statements.	305

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Diversified Financial Services (continued)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(d)	4.875%		1/16/2024	$27,911,000	$27,527,173
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(d)	6.50%		7/15/2025	23,021,000	23,275,798
Air Lease Corp.	4.25%		2/1/2024	14,901,000	14,641,448
Aircastle Ltd.	4.40%		9/25/2023	52,900,000	52,356,266
Aircastle Ltd.	5.00%		4/1/2023	39,893,000	39,761,807
Aircastle Ltd.†	5.25%		8/11/2025	62,465,000	59,976,438
Ally Financial, Inc.	1.45%		10/2/2023	11,837,000	11,433,169
Ally Financial, Inc.	3.875%		5/21/2024	68,920,000	67,083,117
Ally Financial, Inc.	5.125%		9/30/2024	91,001,000	90,333,324
Ally Financial, Inc.	5.75%		11/20/2025	142,452,000	140,636,784
American Express Co.	3.95%		8/1/2025	48,086,000	47,117,394
American Express Co.	5.85%		11/5/2027	39,615,000	41,154,826
Aviation Capital Group LLC†	1.95%		1/30/2026	27,395,000	23,910,842
Aviation Capital Group LLC†	3.875%		5/1/2023	59,242,000	58,548,143
Aviation Capital Group LLC†	5.50%		12/15/2024	56,550,000	55,400,346
Avolon Holdings Funding Ltd. (Ireland)†(d)	2.125%		2/21/2026	23,269,000	19,925,641
Avolon Holdings Funding Ltd. (Ireland)†(d)	3.95%		7/1/2024	20,307,000	19,349,240
Avolon Holdings Funding Ltd. (Ireland)†(d)	4.25%		4/15/2026	22,567,000	20,489,131
Avolon Holdings Funding Ltd. (Ireland)†(d)	4.375%		5/1/2026	19,759,000	17,975,899
Avolon Holdings Funding Ltd. (Ireland)†(d)	5.125%		10/1/2023	112,721,000	111,236,584
Avolon Holdings Funding Ltd. (Ireland)†(d)	5.25%		5/15/2024	47,066,000	45,936,998
Avolon Holdings Funding Ltd. (Ireland)†(d)	5.50%		1/15/2023	27,137,000	27,059,316
Avolon Holdings Funding Ltd. (Ireland)†(d)	5.50%		1/15/2026	20,268,000	19,212,916
Bread Financial Holdings, Inc.†	4.75%		12/15/2024	86,014,000	74,974,243
Bread Financial Holdings, Inc.†	7.00%		1/15/2026	57,232,000	49,030,368
Capital One Financial Corp.	3.875% (SOFR + .69%	)#	12/6/2024	49,606,000	48,516,333
Capital One Financial Corp.	4.166% (SOFR + 1.37%	)#	5/9/2025	44,309,000	43,124,707
Capital One Financial Corp.	5.135% (3 Mo. LIBOR + .72%	)#	1/30/2023	23,854,000	23,854,155
Citigroup Global Markets Holdings, Inc.	0.75%		6/7/2024	46,806,000	43,942,892
Navient Corp.	5.50%		1/25/2023	59,306,000	59,224,752
Navient Corp.	5.875%		10/25/2024	80,407,000	78,217,381
Navient Corp.	6.125%		3/25/2024	100,605,000	100,363,045
Navient Corp.	7.25%		9/25/2023	31,922,000	31,968,491
OneMain Finance Corp.	6.125%		3/15/2024	49,040,000	47,890,012

306	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Diversified Financial Services (continued)
OneMain Finance Corp.	8.25%	10/1/2023	$25,423,000	$25,452,237
Park Aerospace Holdings Ltd. (Ireland)†(d)	4.50%	3/15/2023	54,041,000	53,777,560
Park Aerospace Holdings Ltd. (Ireland)†(d)	5.50%	2/15/2024	120,847,000	119,116,443
Total				1,931,845,294

Electric 2.70%
AES Corp. (The)†	3.30%	7/15/2025	75,993,000	71,273,863
Alexander Funding Trust†	1.841%	11/15/2023	88,422,000	83,397,013
American Electric Power Co., Inc.	2.031%	3/15/2024	36,211,000	34,809,545
American Electric Power Co., Inc.	5.75%	11/1/2027	30,708,000	31,546,010
Ausgrid Finance Pty Ltd. (Australia)†(d)	3.85%	5/1/2023	74,470,000	73,936,699
Calpine Corp.†	5.25%	6/1/2026	32,194,000	30,882,658
Cleveland Electric Illuminating Co. (The)	5.50%	8/15/2024	10,475,000	10,576,503
Comision Federal de Electricidad (Mexico)(d)	4.75%	2/23/2027	9,768,000	9,069,979
Comision Federal de Electricidad (Mexico)†(d)	4.875%	1/15/2024	26,403,000	26,116,791
DTE Energy Co.	4.22%	11/1/2024	37,572,000	37,011,801
Duke Energy Corp.	4.30%	3/15/2028	35,827,000	34,551,386
Evergy Missouri West, Inc.	5.15%	12/15/2027	16,835,000	16,902,730
Fells Point Funding Trust†	3.046%	1/31/2027	80,973,000	73,758,266
FirstEnergy Corp.	2.05%	3/1/2025	71,006,000	65,636,910
FirstEnergy Transmission LLC†	4.35%	1/15/2025	125,751,000	122,730,524
IPALCO Enterprises, Inc.	3.70%	9/1/2024	18,119,000	17,557,152
Israel Electric Corp. Ltd. (Israel)†(d)	6.875%	6/21/2023	31,698,000	31,939,222
Jersey Central Power & Light Co.†	4.70%	4/1/2024	62,463,000	61,661,502
NextEra Energy Capital Holdings, Inc.	4.255%	9/1/2024	6,329,000	6,249,870
NextEra Energy Capital Holdings, Inc.	4.45%	6/20/2025	18,401,000	18,296,300
NRG Energy, Inc.†	3.75%	6/15/2024	90,412,000	87,422,811
Pacific Gas and Electric Co.	3.15%	1/1/2026	120,471,909	111,686,224
Public Service Enterprise Group, Inc.	5.85%	11/15/2027	38,474,000	39,656,348
Southern Co. (The)	5.113%	8/1/2027	63,530,000	63,389,002
Vistra Operations Co. LLC†	3.55%	7/15/2024	154,448,000	148,159,630
Vistra Operations Co. LLC†	4.875%	5/13/2024	59,198,000	57,895,644
Total				1,366,114,383

Energy-Alternate Sources 0.18%
Enviva Partners LP/Enviva Partners Finance Corp.†	6.50%	1/15/2026	42,824,000	40,900,170
Greenko Dutch BV (Netherlands)†(d)	3.85%	3/29/2026	30,892,340	26,721,874
Greenko Mauritius Ltd. (India)†(d)	6.25%	2/21/2023	23,190,000	23,074,050
Total				90,696,094

See Notes to Financial Statements.	307

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Entertainment 0.32%
Caesars Entertainment, Inc.†	6.25%	7/1/2025	$50,731,000	$50,207,075
Caesars Entertainment, Inc.†	8.125%	7/1/2027	49,775,000	50,032,834
Warnermedia Holdings, Inc.†	3.428%	3/15/2024	55,944,000	54,335,314
Warnermedia Holdings, Inc.†	3.638%	3/15/2025	10,000,000	9,554,832
Total				164,130,055

Food 0.08%
NBM US Holdings, Inc.†	7.00%	5/14/2026	43,000,000	42,650,319

Forest Products & Paper 0.04%
Suzano Austria GmbH (Brazil)†(d)	5.75%	7/14/2026	18,736,000	18,706,070

Gas 0.49%
Brooklyn Union Gas Co. (The)†	4.632%	8/5/2027	54,747,000	52,660,893
National Fuel Gas Co.	5.20%	7/15/2025	9,650,000	9,622,887
National Fuel Gas Co.	5.50%	1/15/2026	106,751,000	107,040,464
National Fuel Gas Co.	7.395%	3/30/2023	3,993,000	3,997,409
ONE Gas, Inc.	0.85%	3/11/2023	10,308,000	10,285,423
ONE Gas, Inc.	1.10%	3/11/2024	22,804,000	21,706,615
Southwest Gas Corp.	5.80%	12/1/2027	41,220,000	41,638,728
Total				246,952,419

Health Care-Products 0.11%
GE Healthcare Holding LLC†	5.55%	11/15/2024	7,900,000	7,938,705
GE Healthcare Holding LLC	5.60%	11/15/2025	45,212,000	45,682,690
Total				53,621,395

Health Care-Services 0.73%
Centene Corp.	2.45%	7/15/2028	20,066,000	16,895,135
Centene Corp.	4.25%	12/15/2027	82,247,000	77,329,863
HCA, Inc.	5.00%	3/15/2024	12,641,000	12,594,039
HCA, Inc.	5.25%	4/15/2025	193,688,000	193,422,688
HCA, Inc.	5.25%	6/15/2026	26,757,000	26,563,392
HCA, Inc.	5.375%	2/1/2025	8,520,000	8,509,963
Humana, Inc.	5.75%	3/1/2028	31,220,000	31,961,365
Total				367,276,445

Home Builders 0.11%
Lennar Corp.	4.875%	12/15/2023	15,364,000	15,281,595
Toll Brothers Finance Corp.	4.375%	4/15/2023	16,223,000	16,139,164
Toll Brothers Finance Corp.	4.875%	11/15/2025	24,292,000	23,342,355
Total				54,763,114

308	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Housewares 0.06%
Newell Brands, Inc.	4.45%	4/1/2026	$34,136,000	$32,245,548

Insurance 1.22%
Aon Corp.	8.205%	1/1/2027	62,792,000	65,580,279
CNO Financial Group, Inc.	5.25%	5/30/2025	90,846,000	90,421,730
CNO Global Funding †	1.75%	10/7/2026	29,008,000	25,571,257
Corebridge Financial, Inc.†	3.50%	4/4/2025	25,000,000	23,956,992
F&G Global Funding†	0.90%	9/20/2024	31,336,000	28,616,273
F&G Global Funding†	1.75%	6/30/2026	29,365,000	26,136,490
F&G Global Funding†	2.30%	4/11/2027	58,675,000	51,406,109
Fidelity & Guaranty Life Holdings, Inc.†	5.50%	5/1/2025	49,979,000	49,582,088
GA Global Funding Trust†	0.80%	9/13/2024	50,588,000	46,070,123
GA Global Funding Trust†	3.85%	4/11/2025	58,346,000	55,871,678
Jackson Financial, Inc.	5.17%	6/8/2027	37,759,000	37,025,774
Jackson National Life Global Funding†	1.75%	1/12/2025	30,601,000	28,373,855
Kemper Corp.	4.35%	2/15/2025	25,199,000	24,705,161
Metropolitan Life Global Funding I†	4.05%	8/25/2025	29,100,000	28,516,422
Peachtree Corners Funding Trust†	3.976%	2/15/2025	21,890,000	21,236,812
Pricoa Global Funding I†	4.20%	8/28/2025	16,334,000	16,076,503
Total				619,147,546

Internet 0.84%
Amazon.com, Inc.	4.55%	12/1/2027	76,023,000	76,656,203
Netflix, Inc.†	3.625%	6/15/2025	57,545,000	55,315,132
Netflix, Inc.	4.375%	11/15/2026	159,741,000	154,429,193
Netflix, Inc.	5.875%	2/15/2025	83,995,000	84,965,683
Prosus NV (Netherlands)†(d)	3.257%	1/19/2027	60,280,000	53,037,232
VeriSign, Inc.	5.25%	4/1/2025	2,167,000	2,178,058
Total				426,581,501

Iron-Steel 0.04%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP (Canada)†(d)	8.75%	7/15/2026	13,849,000	12,926,702
CSN Resources SA (Brazil)†(d)	7.625%	4/17/2026	5,530,000	5,502,101
Total				18,428,803

Lodging 0.29%
Hyatt Hotels Corp.	1.30%	10/1/2023	90,856,000	87,774,897
Hyatt Hotels Corp.	1.80%	10/1/2024	39,327,000	36,870,661
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	4.25%	5/30/2023	8,311,000	8,240,606

See Notes to Financial Statements.	309

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Lodging (continued)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.50%	3/1/2025	$15,580,529	$14,978,575
Total				147,864,739

Machinery-Diversified 0.28%
CNH Industrial NV (United Kingdom)(d)	4.50%	8/15/2023	48,535,000	48,199,304
Granite US Holdings Corp.†	11.00%	10/1/2027	16,193,000	16,997,792
Westinghouse Air Brake Technologies Corp.	4.375%	8/15/2023	25,687,000	25,401,674
Westinghouse Air Brake Technologies Corp.	4.40%	3/15/2024	52,901,000	52,063,137
Total				142,661,907

Media 0.30%
AMC Networks, Inc.	4.75%	8/1/2025	3,004,000	2,681,115
AMC Networks, Inc.	5.00%	4/1/2024	11,378,000	10,876,798
Charter Communications Operating LLC/Charter Communications Operating Capital	3.75%	2/15/2028	14,180,000	12,947,064
Comcast Corp.	5.35%	11/15/2027	26,843,000	27,672,411
FactSet Research Systems, Inc.	2.90%	3/1/2027	30,768,000	28,135,394
Univision Communications, Inc.†	5.125%	2/15/2025	69,012,000	66,688,711
Total				149,001,493

Mining 1.58%
Alcoa Nederland Holding BV (Netherlands)†(d)	5.50%	12/15/2027	89,441,000	85,863,360
Alcoa Nederland Holding BV (Netherlands)†(d)	6.125%	5/15/2028	12,615,000	12,261,517
Anglo American Capital plc (United Kingdom)†(d)	3.625%	9/11/2024	113,828,000	110,312,414
Anglo American Capital plc (United Kingdom)†(d)	4.875%	5/14/2025	50,235,000	49,325,521
First Quantum Minerals Ltd. (Canada)†(d)	7.50%	4/1/2025	55,478,000	54,742,358
Freeport Indonesia PT (Indonesia)†(d)	4.763%	4/14/2027	31,203,000	30,142,098
Freeport-McMoRan, Inc.	3.875%	3/15/2023	26,839,000	26,759,422
Freeport-McMoRan, Inc.	4.55%	11/14/2024	50,600,000	50,058,074
Glencore Funding LLC†	1.625%	4/27/2026	28,258,000	25,149,271
Glencore Funding LLC†	4.00%	3/27/2027	50,850,000	48,435,451
Glencore Funding LLC†	4.125%	5/30/2023	87,965,000	87,350,855
Glencore Funding LLC†	4.125%	3/12/2024	83,462,000	82,148,257
Glencore Funding LLC†	4.625%	4/29/2024	93,206,000	92,171,162
Kinross Gold Corp. (Canada)(d)	5.95%	3/15/2024	43,332,000	43,503,995
Total				798,223,755

Miscellaneous Manufacturing 0.06%
Gates Global LLC/Gates Corp.†	6.25%	1/15/2026	9,979,000	9,635,623
Parker-Hannifin Corp.	3.65%	6/15/2024	23,011,000	22,501,662
Total				32,137,285

310	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Oil & Gas 3.05%
Aker BP ASA (Norway)†(d)	2.00%		7/15/2026	$96,528,000	$85,027,233
Continental Resources, Inc.†	2.268%		11/15/2026	67,465,000	58,421,317
Continental Resources, Inc.	3.80%		6/1/2024	153,490,000	149,529,046
Continental Resources, Inc.	4.375%		1/15/2028	65,334,000	60,154,811
Continental Resources, Inc.	4.50%		4/15/2023	41,599,000	41,469,211
CrownRock LP/CrownRock Finance, Inc.†	5.625%		10/15/2025	120,328,000	117,636,263
Devon Energy Corp.	5.25%		9/15/2024	74,848,000	74,966,185
Devon Energy Corp.	5.25%		10/15/2027	78,874,000	79,189,354
Devon Energy Corp.	5.875%		6/15/2028	27,374,000	27,398,225
Devon Energy Corp.	8.25%		8/1/2023	26,781,000	27,225,595
Endeavor Energy Resources LP/EER Finance, Inc.†	5.75%		1/30/2028	23,047,000	22,715,239
Eni SpA (Italy)†(d)	4.00%		9/12/2023	29,551,000	29,109,274
EQT Corp.†	3.125%		5/15/2026	53,518,000	49,463,227
EQT Corp.	3.90%		10/1/2027	48,500,000	44,954,731
EQT Corp.	5.678%		10/1/2025	28,000,000	27,956,880
EQT Corp.	6.125%		2/1/2025	103,028,000	103,463,293
Equinor ASA (Norway)†(d)	7.875%		12/9/2022	7,000,000	7,001,805
Laredo Petroleum, Inc.	9.50%		1/15/2025	71,104,000	71,208,167
Matador Resources Co.	5.875%		9/15/2026	104,601,000	103,758,962
OGX Austria GmbH (Brazil)†(d)(f)	8.50%		6/1/2018	31,150,000	623
Ovintiv Exploration, Inc.	5.375%		1/1/2026	70,306,000	69,978,224
Parsley Energy LLC/Parsley Finance Corp.†	4.125%		2/15/2028	26,480,000	24,370,020
PDC Energy, Inc.	5.75%		5/15/2026	43,576,000	41,676,958
PDC Energy, Inc.	6.125%		9/15/2024	16,511,000	16,427,702
Petroleos Mexicanos (Mexico)(d)	6.875%		8/4/2026	92,567,000	87,819,646
Suncor Energy, Inc. (Canada)(d)	7.875%		6/15/2026	23,572,000	25,436,021
Tengizchevroil Finance Co. International Ltd. (Kazakhstan)†(d)	2.625%		8/15/2025	60,401,000	51,642,855
Viper Energy Partners LP†	5.375%		11/1/2027	48,216,000	45,783,356
Total					1,543,784,223

Oil & Gas Services 0.06%
Oceaneering International, Inc.	4.65%		11/15/2024	28,663,000	27,823,317

Pharmaceuticals 0.80%
Bayer US Finance II LLC†	3.875%		12/15/2023	138,894,000	136,709,331
Bayer US Finance II LLC†	4.25%		12/15/2025	101,873,000	98,841,779
Bayer US Finance II LLC†	4.303% (3 Mo. LIBOR + 1.01%	)#	12/15/2023	125,880,000	125,662,318

See Notes to Financial Statements.	311

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Pharmaceuticals (continued)
Cigna Corp.	4.969% (3 Mo. LIBOR + .89%	)#	7/15/2023	$43,170,000	$43,267,838
Total					404,481,266

Pipelines 1.95%
Cheniere Corpus Christi Holdings LLC	5.875%		3/31/2025	176,876,000	177,791,125
Cheniere Corpus Christi Holdings LLC	7.00%		6/30/2024	159,730,000	162,005,716
DCP Midstream Operating LP	5.375%		7/15/2025	17,607,000	17,410,993
Energy Transfer LP	4.25%		3/15/2023	65,435,000	65,233,224
Energy Transfer LP	5.875%		1/15/2024	87,329,000	87,689,912
Kinder Morgan, Inc.	5.359% (3 Mo. LIBOR + 1.28%	)#	1/15/2023	11,775,000	11,774,929
MPLX LP	4.00%		2/15/2025	14,400,000	13,990,677
NOVA Gas Transmission Ltd. (Canada)(d)	7.875%		4/1/2023	11,089,000	11,145,554
ONEOK, Inc.	7.50%		9/1/2023	28,775,000	29,088,658
Plains All American Pipeline LP/PAA Finance Corp.	4.65%		10/15/2025	50,709,000	49,968,992
Sabine Pass Liquefaction LLC	5.625%		4/15/2023	101,372,000	101,365,331
Sabine Pass Liquefaction LLC	5.75%		5/15/2024	134,798,000	135,047,601
Targa Resources Partners LP/Targa Resources Partners Finance Corp.	6.50%		7/15/2027	85,876,000	86,453,946
Western Midstream Operating LP	5.041% (3 Mo. LIBOR + 1.10%	)#	1/13/2023	38,884,000	38,806,911
Total					987,773,569

REITS 1.11%
American Tower Corp.	1.60%		4/15/2026	9,453,000	8,398,318
American Tower Corp.	3.60%		1/15/2028	3,972,000	3,655,900
American Tower Corp.	3.65%		3/15/2027	49,880,000	46,631,696
Brixmor Operating Partnership LP	3.65%		6/15/2024	39,260,000	38,056,116
EPR Properties	4.50%		6/1/2027	38,479,000	33,408,198
EPR Properties	4.75%		12/15/2026	27,438,000	24,492,928
GLP Capital LP/GLP Financing II, Inc.	5.25%		6/1/2025	25,105,000	24,632,131
GLP Capital LP/GLP Financing II, Inc.	5.375%		11/1/2023	18,142,000	17,985,797
GLP Capital LP/GLP Financing II, Inc.	5.375%		4/15/2026	11,000,000	10,677,480
HAT Holdings I LLC/HAT Holdings II LLC†	3.375%		6/15/2026	24,613,000	21,441,246
HAT Holdings I LLC/HAT Holdings II LLC†	6.00%		4/15/2025	19,225,000	18,598,842
Kilroy Realty LP	4.375%		10/1/2025	7,275,000	7,016,671
VICI Properties LP/VICI Note Co., Inc.†	3.50%		2/15/2025	77,732,000	73,264,905
VICI Properties LP/VICI Note Co., Inc.†	3.75%		2/15/2027	40,353,000	36,455,102
VICI Properties LP/VICI Note Co., Inc.†	4.50%		9/1/2026	12,193,000	11,431,974

312	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
REITS (continued)
VICI Properties LP/VICI Note Co., Inc.†	4.625%		6/15/2025	$11,459,000	$10,979,414
VICI Properties LP/VICI Note Co., Inc.†	5.625%		5/1/2024	54,255,000	53,797,835
Vornado Realty LP	2.15%		6/1/2026	17,704,000	14,970,520
Vornado Realty LP	3.50%		1/15/2025	23,249,000	21,674,926
WEA Finance LLC/Westfield UK & Europe Finance plc†	3.75%		9/17/2024	87,757,000	83,182,078
Total					560,752,077

Retail 0.04%
Specialty Building Products Holdings LLC/SBP Finance Corp.†	6.375%		9/30/2026	23,956,000	19,829,825

Savings & Loans 0.15%
Nationwide Building Society (United Kingdom)†(d)	3.766% (3 Mo. LIBOR + 1.06%	)#	3/8/2024	19,009,000	18,858,305
Nationwide Building Society (United Kingdom)†(d)	4.00%		9/14/2026	19,128,000	17,479,641
Nationwide Building Society (United Kingdom)†(d)	5.116% (SOFR + 1.29%	)#	2/16/2028	40,000,000	37,350,556
Total					73,688,502

Semiconductors 0.74%
Microchip Technology, Inc.	0.972%		2/15/2024	95,426,000	90,314,389
Microchip Technology, Inc.	2.67%		9/1/2023	126,267,000	123,510,190
Microchip Technology, Inc.	4.25%		9/1/2025	54,763,000	53,313,467
Microchip Technology, Inc.	4.333%		6/1/2023	64,279,000	64,014,528
Qorvo, Inc.†	1.75%		12/15/2024	30,312,000	27,818,686
SK Hynix, Inc. (South Korea)†(d)	1.50%		1/19/2026	19,257,000	16,682,597
Total					375,653,857

Shipbuilding 0.05%
Huntington Ingalls Industries, Inc.	3.844%		5/1/2025	26,743,000	25,811,412

Software 0.39%
Fidelity National Information Services, Inc.	4.50%		7/15/2025	24,339,000	23,998,918
Oracle Corp.	2.30%		3/25/2028	65,638,000	56,921,093
Oracle Corp.	2.50%		4/1/2025	37,283,000	35,283,506
Oracle Corp.	2.65%		7/15/2026	15,402,000	14,196,235
Oracle Corp.	5.80%		11/10/2025	26,984,000	27,648,347
Take-Two Interactive Software, Inc.	3.30%		3/28/2024	30,333,000	29,539,002
Take-Two Interactive Software, Inc.	3.55%		4/14/2025	7,662,000	7,393,598
Total					194,980,699

See Notes to Financial Statements.	313

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Telecommunications 0.58%
Altice France SA (France)†(d)	8.125%		2/1/2027	$126,739,000	$120,904,570
Sprint LLC	7.875%		9/15/2023	15,050,000	15,395,247
T-Mobile USA, Inc.	2.05%		2/15/2028	55,036,000	47,553,072
T-Mobile USA, Inc.	2.25%		2/15/2026	58,311,000	53,460,548
T-Mobile USA, Inc.	2.625%		4/15/2026	11,000,000	10,100,458
Verizon Communications, Inc.	2.10%		3/22/2028	52,944,000	46,366,403
Total					293,780,298

Toys/Games/Hobbies 0.04%
Hasbro, Inc.	3.00%		11/19/2024	21,329,000	20,423,073

Transportation 0.04%
Pelabuhan Indonesia Persero PT (Indonesia)†(d)	4.50%		5/2/2023	20,485,000	20,367,826

Trucking & Leasing 0.02%
Fortress Transportation and Infrastructure Investors LLC†	6.50%		10/1/2025	11,807,000	11,355,087
Total Corporate Bonds (cost $22,896,823,544)					21,751,728,309

FLOATING RATE LOANS(g) 3.76%

Airlines 0.12%
American Airlines, Inc. 2017 Incremental Term Loan	5.80% (1 Mo. LIBOR + 2.00%	)#	12/15/2023	63,177,479	62,958,253

Chemicals 0.28%
Axalta Coating Systems US Holdings Inc. USD Term Loan B3	5.424% (3 Mo. LIBOR + 1.75%	)#	6/1/2024	54,856,906	54,836,335
Nutrition & Biosciences, Inc. 3 Year Delayed Draw Term Loan	5.758% (3 Mo. LIBOR + 1.25%	)#	1/17/2023	36,436,659	36,391,113
Nutrition & Biosciences, Inc. 5 Year Delayed Draw Term Loan	6.133% (3 Mo. LIBOR + 1.63%	)#	1/17/2025	47,764,407	47,704,702
Total					138,932,150

Commercial Services 0.08%
Trans Union, LLC 2019 Term Loan B5	5.821% (1 Mo. LIBOR + 1.75%	)#	11/16/2026	40,495,391	39,468,428

314	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Diversified Financial Services 0.10%
Cowen Inc Term Loan B	7.433% (6 Mo. LIBOR + 3.25%	)#	3/24/2028	$9,974,619	$9,949,683
Delos Finance Sarl 2018 Term Loan B (Luxembourg)(d)	5.424% (3 Mo. LIBOR + 1.75%	)#	10/6/2023	38,538,618	38,470,404
Total					48,420,087

Health Care Services 0.25%
Humana Inc. Delayed Draw Term Loan	5.321% (1 Mo. LIBOR + 1.25%	)	5/28/2024	39,204,132	38,983,609	(h)
WP CityMD Bidco LLC 2021 1st Lien Term Loan B	6.924% (3 Mo. LIBOR + 3.25%	)#	12/22/2028	85,091,044	84,825,134
Total					123,808,743

Internet 0.51%
Comcast Hulu Holdings, LLC Term Loan A	4.946% (1 Mo. LIBOR + 0.88%	)#	3/15/2024	259,815,091	256,731,086

Leisure Time 0.03%
Life Time Fitness Inc. 2021 Term Loan B	9.485% (3 Mo. LIBOR + 4.75%	)	12/16/2024	16,940,926	16,875,280

Lodging 0.36%
Caesars Resort Collection, LLC 2017 1st Lien Term Loan B	6.821% (1 Mo. LIBOR + 2.75%	)#	12/23/2024	81,322,602	80,897,692
Hilton Domestic Operating Company, Inc. 2019 Term Loan B2	5.766% (1 Mo. LIBOR + 1.75%	)#	6/22/2026	60,528,230	60,148,112
Resorts World Las Vegas LLC Term Loan A	5.571% (1 Mo. LIBOR + 1.50%	)	4/16/2024	25,375,000	25,121,250
Wynn Resorts, Limited 2019 Term Loan A	5.83% (1 Mo. LIBOR + 1.75%	)#	9/20/2024	18,396,757	18,120,805
Total					184,287,859

Machinery: Industrial/Specialty 0.02%
Granite Holdings US Acquisition Co. 2021 Term Loan B	7.688% (3 Mo. LIBOR + 4.00%	)#	9/30/2026	9,185,251	9,185,251

See Notes to Financial Statements.	315

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Media 0.50%
Charter Communications Operating, LLC 2019 Term Loan B1	5.83% (1 Mo. LIBOR + 1.75%	)#	4/30/2025	$253,872,382	$250,301,667

Pipelines 0.08%
Buckeye Partners, L.P. 2021 Term Loan B	6.018% (1 Mo. LIBOR + 2.25%	)#	11/1/2026	40,554,984	40,126,521

Real Estate Investment Trusts 0.63%
American Tower Corporation 2021 First Lien Delayed Draw Term loan	5.188% (1 Mo. LIBOR + 1.13%	)#	12/8/2023	71,504,483	71,146,961	(h)
Invitation Homes Operating Partnership LP 2020 Term Loan A	5.016% (1 Mo. LIBOR + 1.00%	)	1/31/2025	251,281,186	246,883,765
Total					318,030,726

Software 0.19%
Applied Systems, Inc. 2017 1st Lien Term Loan	6.674% (3 Mo LIBOR + 3.00%	)	9/19/2024	42,889,128	42,840,234
Project Alpha Intermediate Holding, Inc. 2021 Term Loan B	8.08% (1 Mo. LIBOR + 4.00%	)#	4/26/2024	26,262,736	25,671,825
Signify Health, LLC 2021 Term Loan B	6.127% (3 Mo. LIBOR + 3.25%	)#	6/22/2028	29,196,050	28,983,211
Total					97,495,270

Telecommunications 0.29%
CenturyLink, Inc. 2020 Term Loan A	6.071% (1 Mo. LIBOR + 2.00%	)#	1/31/2025	124,307,014	121,807,822
Drive Chassis HoldCo, LLC 2019 2nd Lien Term Loan	10.609% (1 Mo. LIBOR + 6.75%	)#	4/10/2026	26,759,933	26,709,758
Total					148,517,580

Transportation 0.32%
XPO Logistics, Inc. 2018 Term Loan B	5.597% (1 Mo. LIBOR + 1.75%	)#	2/24/2025	164,727,936	163,904,296
Total Floating Rate Loans (cost $1,915,055,821)					1,899,043,197

316	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
FOREIGN GOVERNMENT OBLIGATIONS 1.18%

Japan 1.07%
Japan Treasury Discount Bill(c)	Zero Coupon		1/11/2023	JPY	40,406,450,000	$292,657,527
Japan Treasury Discount Bill(c)	Zero Coupon		1/25/2023	JPY	34,450,000,000	249,528,121
Total						542,185,648

Morocco 0.11%
Morocco Government International Bond (Malaysia)†(d)	4.25%		12/11/2022		$56,058,000	56,051,721
Total Foreign Government Obligations (cost $568,417,058)						598,237,369

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.03%
Federal Home Loan Mortgage Corp. K061 X1	0.283%	#(i)	11/25/2026		513,927,653	3,163,585
Federal Home Loan Mortgage Corp. K722 X1	1.48%	#(i)	3/25/2023		68,132,957	43,442
Government National Mortgage Assoc. 2013-193 IO	0.187%	#(i)	1/16/2055		1,137,761	76,984
Government National Mortgage Assoc. 2014-112 A	3.00%	#(i)	1/16/2048		8,018,114	7,267,549
Government National Mortgage Assoc. 2014-15 IO	0.595%	#(i)	8/16/2054		47,315	15,637	(a)
Government National Mortgage Assoc. 2014-186 AP	2.80%		4/16/2050		2,297,903	2,210,552
Government National Mortgage Assoc. 2014-78 IO	0.007%	#(i)	3/16/2056		9,101,763	36,871
Government National Mortgage Assoc. 2015-19 AD	2.90%		10/16/2055		1,821,600	1,779,473
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $16,765,407)						14,594,093

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 0.24%
Federal Home Loan Mortgage Corp.	2.098% (12 Mo. LIBOR + 1.66%	)#	2/1/2038		2,078,482	2,076,971
Federal Home Loan Mortgage Corp.	2.652% (12 Mo. LIBOR + 1.79%	)#	5/1/2036		1,812,109	1,821,275
Federal Home Loan Mortgage Corp.	2.836% (12 Mo. LIBOR + 1.84%	)#	6/1/2042		3,676,482	3,687,866
Federal Home Loan Mortgage Corp.	2.916% (12 Mo. LIBOR + 1.78%	)#	10/1/2038		1,898,021	1,915,864
Federal Home Loan Mortgage Corp.	3.003% (12 Mo. LIBOR + 1.88%	)#	12/1/2040		2,442,963	2,463,260

See Notes to Financial Statements.	317

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal Home Loan Mortgage Corp.	3.033% (12 Mo. LIBOR + 1.71%	)#	4/1/2037	$3,195,490	$3,213,348
Federal Home Loan Mortgage Corp.	3.226% (12 Mo. LIBOR + 1.96%	)#	2/1/2037	2,544,575	2,580,180
Federal Home Loan Mortgage Corp.	3.391% (12 Mo. LIBOR + 1.89%	)#	12/1/2040	307,617	306,923
Federal Home Loan Mortgage Corp.	3.451% (12 Mo. LIBOR + 1.88%	)#	9/1/2035	1,348,652	1,363,061
Federal Home Loan Mortgage Corp.	3.455% (12 Mo. LIBOR + 1.76%	)#	5/1/2037	1,758,210	1,777,745
Federal Home Loan Mortgage Corp.	3.566% (12 Mo. LIBOR + 1.92%	)#	9/1/2036	4,997,541	5,056,518
Federal Home Loan Mortgage Corp.	3.588% (12 Mo. LIBOR + 1.80%	)#	6/1/2041	1,564,404	1,585,629
Federal Home Loan Mortgage Corp.	3.821% (12 Mo. LIBOR + 1.79%	)#	12/1/2036	4,601,469	4,654,813
Federal Home Loan Mortgage Corp.	3.89% (12 Mo. LIBOR + 1.64%	)#	11/1/2043	402,187	397,205
Federal Home Loan Mortgage Corp.	3.951% (1 Yr Treasury CMT + 2.50%	)#	12/1/2035	2,296,039	2,348,025
Federal National Mortgage Assoc.	2.444% (12 Mo. LIBOR + 1.81%	)#	4/1/2040	989,882	998,131
Federal National Mortgage Assoc.	2.503% (12 Mo. LIBOR + 1.84%	)#	7/1/2040	594,522	596,612
Federal National Mortgage Assoc.	2.518% (12 Mo. LIBOR + 1.57%	)#	6/1/2038	716,928	720,925
Federal National Mortgage Assoc.	2.579% (1 Yr. Treasury CMT + 2.24%	)#	3/1/2038	271,403	270,237
Federal National Mortgage Assoc.	2.626% (12 Mo. LIBOR + 1.81%	)#	12/1/2040	1,122,665	1,136,179
Federal National Mortgage Assoc.	2.632% (12 Mo. LIBOR + 1.80%	)#	1/1/2041	1,801,156	1,814,913
Federal National Mortgage Assoc.	2.644% (12 Mo. LIBOR + 1.53%	)#	3/1/2039	2,164,063	2,172,510
Federal National Mortgage Assoc.	2.66% (12 Mo. LIBOR + 1.64%	)#	12/1/2036	1,909,634	1,921,684
Federal National Mortgage Assoc.	2.731% (12 Mo. LIBOR + 1.45%	)#	12/1/2035	4,518,224	4,531,461
Federal National Mortgage Assoc.	2.752% (12 Mo. LIBOR + 1.78%	)#	10/1/2036	1,806,652	1,828,948
Federal National Mortgage Assoc.	2.824% (1 Yr. Treasury CMT + 2.20%	)#	1/1/2038	1,022,528	1,039,790

318	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Assoc.	2.829% (12 Mo. LIBOR + 1.62%	)#	8/1/2037	$3,078,094	$3,096,974
Federal National Mortgage Assoc.	2.845% (12 Mo. LIBOR + 1.75%	)#	5/1/2042	4,594,066	4,570,463
Federal National Mortgage Assoc.	2.852% (12 Mo. LIBOR + 1.75%	)#	11/1/2038	2,942,861	2,974,861
Federal National Mortgage Assoc.	2.915% (12 Mo. LIBOR + 1.61%	)#	4/1/2038	2,340,232	2,360,097
Federal National Mortgage Assoc.	2.916% (12 Mo. LIBOR + 1.64%	)#	1/1/2038	1,054,856	1,063,153
Federal National Mortgage Assoc.	2.917%		12/1/2038 - 1/1/2041	6,267,131	6,340,538
Federal National Mortgage Assoc.	2.954% (12 Mo. LIBOR + 1.51%	)#	2/1/2036	2,070,830	2,080,708
Federal National Mortgage Assoc.	2.955% (12 Mo. LIBOR + 1.58%	)#	3/1/2038	2,183,267	2,201,387
Federal National Mortgage Assoc.	3.00% (12 Mo. LIBOR + 1.66%	)#	8/1/2038	855,020	854,649
Federal National Mortgage Assoc.	3.043% (12 Mo. LIBOR + 1.60%	)#	12/1/2045	3,564,960	3,684,467
Federal National Mortgage Assoc.	3.189% (12 Mo. LIBOR + 1.73%	)#	10/1/2036	2,032,407	2,059,730
Federal National Mortgage Assoc.	3.191% (12 Mo. LIBOR + 1.65%	)#	9/1/2036	1,744,991	1,758,360
Federal National Mortgage Assoc.	3.272% (12 Mo. LIBOR + 1.82%	)#	8/1/2041	1,643,219	1,663,307
Federal National Mortgage Assoc.	3.449% (12 Mo. LIBOR + 1.59%	)#	8/1/2034	4,603,169	4,646,574
Federal National Mortgage Assoc.	3.473% (12 Mo. LIBOR + 1.81%	)#	12/1/2040	2,703,402	2,737,791
Federal National Mortgage Assoc.	3.479% (12 Mo. LIBOR + 1.59%	)#	11/1/2036	767,115	769,910
Federal National Mortgage Assoc.	3.513% (12 Mo. LIBOR + 1.62%	)#	9/1/2038	2,097,663	2,120,350
Federal National Mortgage Assoc.	3.523% (12 Mo. LIBOR + 1.79%	)#	3/1/2042	2,152,225	2,177,681
Federal National Mortgage Assoc.	3.539% (12 Mo. LIBOR + 1.52%	)#	10/1/2035	3,682,809	3,716,177
Federal National Mortgage Assoc.	3.806% (12 Mo. LIBOR + 1.72%	)#	6/1/2042	1,292,473	1,312,752
Federal National Mortgage Assoc.	3.94% (12 Mo. LIBOR + 1.80%	)#	11/1/2040	5,382,007	5,459,280

See Notes to Financial Statements.	319

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Assoc.	4.014% (12 Mo. LIBOR + 1.80%	)#	10/1/2040	$667,705	$678,262
Federal National Mortgage Assoc.	4.052% (12 Mo. LIBOR + 1.81%	)#	1/1/2042	4,283,856	4,347,953
Federal National Mortgage Assoc.	5.039% (12 Mo. LIBOR + 1.60%	)#	12/1/2045	2,839,736	2,934,084
Federal National Mortgage Assoc.	5.488% (12 Mo. LIBOR + 1.60%	)#	10/1/2045	2,468,447	2,535,877
Total Government Sponsored Enterprises Pass-Throughs (cost $123,979,747)					120,425,458

MUNICIPAL BONDS 0.08%

Government 0.04%
Louisiana Local Government Environmental Facilities & Community Development Authority A1	3.615%		2/1/2029	23,912,000	23,201,235

Miscellaneous 0.04%
State of Illinois	4.95%		6/1/2023	20,088,818	20,084,577
Total Municipal Bonds (cost $44,101,007)					43,285,812

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 15.89%
1211 Avenue of the Americas Trust 2015-1211 XA†	0.38%	#(i)	8/10/2035	214,200,000	1,320,971
Angel Oak Mortgage Trust 2020-1 A1†	2.466%	#(i)	12/25/2059	6,226,256	5,837,197
Angel Oak Mortgage Trust 2020-6 A1†	1.261%	#(i)	5/25/2065	11,957,330	10,171,037
Angel Oak Mortgage Trust 2021-4 A1†	1.035%	#(i)	1/20/2065	41,528,427	32,618,100
Angel Oak Mortgage Trust 2021-6 A1†	1.458%	#(i)	9/25/2066	80,838,325	64,449,762
Angel Oak Mortgage Trust 2021-7 A1†	1.978%	#(i)	10/25/2066	58,331,465	46,808,697
Atrium Hotel Portfolio Trust 2017-ATRM A†	4.805% (1 Mo. LIBOR + .93%	)#	12/15/2036	19,170,000	18,629,544
Atrium Hotel Portfolio Trust 2017-ATRM B†	5.375% (1 Mo. LIBOR + 1.50%	)#	12/15/2036	30,936,000	29,515,026
Atrium Hotel Portfolio Trust 2018-ATRM B†	5.305% (1 Mo. LIBOR + 1.43%	)#	6/15/2035	28,355,000	26,847,200
Atrium Hotel Portfolio Trust 2018-ATRM C†	5.525% (1 Mo. LIBOR + 1.65%	)#	6/15/2035	9,012,000	8,444,994
BAMLL Commercial Mortgage Securities Trust 2019-AHT B†	5.475% (1 Mo. LIBOR + 1.60%	)#	3/15/2034	10,221,000	9,859,626
Banc of America Commercial Mortgage Trust 2016-UB10 XA	1.906%	#(i)	7/15/2049	48,382,360	2,142,782
BBCMS Mortgage Trust 2018-TALL A†	4.597% (1 Mo. LIBOR + .72%	)#	3/15/2037	43,808,000	40,998,786

320	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BBCMS Mortgage Trust 2018-TALL E†	6.312% (1 Mo. LIBOR + 2.44%	)#	3/15/2037	$36,419,000	$27,527,494
BBCMS Mortgage Trust 2019-BWAY A†	4.831% (1 Mo. LIBOR + .96%	)#	11/15/2034	57,710,000	54,717,419
BBCMS Mortgage Trust 2019-BWAY B†	5.185% (1 Mo. LIBOR + 1.31%	)#	11/15/2034	26,023,000	24,193,976
BBCMS Mortgage Trust 2019-BWAY C†	5.485% (1 Mo. LIBOR + 1.61%	)#	11/15/2034	10,000,000	9,000,975
BBCMS Mortgage Trust 2020-C7 A2	2.021%		4/15/2053	13,250,000	12,236,506
BBCMS Trust 2015-MSQ A†	3.593%		9/15/2032	19,174,000	19,129,783
BBCMS Trust 2015-VFM A1†	2.466%		3/10/2036	14,610,713	13,550,890
BBCMS Trust 2018-BXH A†	4.873% (1 Mo. LIBOR + 1.00%	)#	10/15/2037	12,518,765	12,026,891
BB-UBS Trust 2012-SHOW A†	3.43%		11/5/2036	39,264,000	36,500,023
BB-UBS Trust 2012-TFT A†	2.892%		6/5/2030	27,702,546	26,808,624
BB-UBS Trust 2012-TFT B†	3.678%	#(i)	6/5/2030	7,850,000	7,034,116
BB-UBS Trust 2012-TFT C†	3.678%	#(i)	6/5/2030	14,354,000	12,295,681
BDS Ltd. 2021-FL8 A†	4.859% (1 Mo. LIBOR + .92%	)#	1/18/2036	48,374,974	46,575,596
Benchmark Mortgage Trust 2018-B3 A3	3.746%		4/10/2051	5,000,000	4,817,362
Benchmark Mortgage Trust 2021 B23 A2	1.62%		2/15/2054	28,550,000	25,620,573
BHMS 2018-ATLS D†	6.125% (1 Mo. LIBOR + 2.25%	)#	7/15/2035	39,450,000	36,025,247
BHP Trust 2019-BXHP A†	4.85% (1 Mo. LIBOR + .98%	)#	8/15/2036	75,429,108	73,230,455
BWAY Mortgage Trust 2013-1515 A1†	2.809%		3/10/2033	3,908,287	3,739,843
BWAY Mortgage Trust 2013-1515 XB†	0.534%	#(i)	3/10/2033	103,040,000	806,144
BX 2021-MFM1 A†	4.575% (1 Mo. LIBOR + .70%	)#	1/15/2034	11,340,000	10,965,140
BX Commercial Mortgage Trust 2019-IMC A†	4.873% (1 Mo. LIBOR + 1.00%	)#	4/15/2034	3,690,000	3,594,797
BX Commercial Mortgage Trust 2019-XL A†	4.829% (1 Mo. Term SOFR + .92%	)#	10/15/2036	20,115,483	19,777,583
BX Commercial Mortgage Trust 2021-ACNT A†	4.726% (1 Mo. LIBOR + .85%	)#	11/15/2038	63,820,000	61,305,952
BX Commercial Mortgage Trust 2021-XL2 A†	4.564% (1 Mo. LIBOR + .69%	)#	10/15/2038	49,366,111	47,163,010
BX Trust 2018-BILT A†	4.675% (1 Mo. LIBOR + .80%	)#	5/15/2030	21,628,000	20,949,404
BX Trust 2019-OC11 XA†	0.874%	#(i)	12/9/2041	561,200,000	23,707,389

See Notes to Financial Statements.	321

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BX Trust 2019-RP B†	5.37% (1 Mo. LIBOR + 1.50%	)#	6/15/2034	$17,480,000	$16,951,431
BX Trust 2021-ARIA E†	6.12% (1 Mo. LIBOR + 2.24%	)#	10/15/2036	194,985,000	176,661,577
BX Trust 2021-ARIA F†	6.469% (1 Mo. LIBOR + 2.59%	)#	10/15/2036	69,150,000	60,842,934
BX Trust 2021-RISE A†	4.623% (1 Mo. LIBOR + .75%	)#	11/15/2036	90,700,000	86,467,267
BX Trust 2021-RISE B†	5.125% (1 Mo. LIBOR + 1.25%	)#	11/15/2036	49,250,000	46,849,570
BX Trust 2022-LBA6 A†	4.794% (1 Mo. Term SOFR + 1.00%	)#	1/15/2039	54,750,000	52,517,667
BX Trust 2022-PSB A†	6.245% (1 Mo. Term SOFR + 2.45%	)#	8/15/2039	54,511,148	54,107,215
BXHPP Trust 2021-FILM A†	4.525% (1 Mo. LIBOR + .65%	)#	8/15/2036	154,270,000	144,676,550
BXHPP Trust 2021-FILM B†	4.775% (1 Mo. LIBOR + .90%	)#	8/15/2036	38,250,000	35,348,734
BXMT Ltd. 2021-FL4 A†	4.925% (1 Mo. LIBOR + 1.05%	)#	5/15/2038	57,000,000	56,360,545
BXP Trust 2017-CQHP A†	4.725% (1 Mo. LIBOR + .85%	)#	11/15/2034	41,359,000	39,716,816
Cantor Commercial Real Estate Lending 2019-CF1 65A†	4.411%	#(i)	5/15/2052	5,498,000	5,127,933
CF Trust 2019-BOSS A1	4.75% (1 Mo. LIBOR + 3.25%	)	12/15/2024	63,488,000	58,143,650	(a)
CFCRE Commercial Mortgage Trust 2016-C4 XA	1.769%	#(i)	5/10/2058	59,210,875	2,405,394
CFCRE Commercial Mortgage Trust 2016-C6 XA	1.233%	#(i)	11/10/2049	146,389,082	4,770,513
CFCRE Commercial Mortgage Trust 2016-C7 XA	0.807%	#(i)	12/10/2054	136,583,337	3,000,190
CFCRE Commercial Mortgage Trust 2018-TAN A†	4.236%		2/15/2033	9,907,000	9,765,733
Citigroup Commercial Mortgage Trust 2012-GC8 XB†	0.171%	#(i)	9/10/2045	153,281,878	138
Citigroup Commercial Mortgage Trust 2013-GC11 XA	1.447%	#(i)	4/10/2046	261,530,528	294,117
Citigroup Commercial Mortgage Trust 2014-GC19 A3	3.753%		3/11/2047	3,995,041	3,913,818
Citigroup Commercial Mortgage Trust 2014-GC21 XA	1.299%	#(i)	5/10/2047	154,387,997	1,902,446
Citigroup Commercial Mortgage Trust 2014-GC23 XB	0.302%	#(i)	7/10/2047	120,131,000	375,157
Citigroup Commercial Mortgage Trust 2015-GC27 AAB	2.944%		2/10/2048	3,567,623	3,472,976

322	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust 2015-GC27 XA	1.46%	#(i)	2/10/2048	$98,732,053	$2,112,836
Citigroup Commercial Mortgage Trust 2015-GC31 XA	0.456%	#(i)	6/10/2048	224,634,525	1,645,313
Citigroup Commercial Mortgage Trust 2015-GC35 XA	0.87%	#(i)	11/10/2048	151,495,810	2,527,162
Citigroup Commercial Mortgage Trust 2016-GC36 A5	3.616%		2/10/2049	16,900,000	15,816,646
Citigroup Commercial Mortgage Trust 2016-GC36 XA	1.37%	#(i)	2/10/2049	91,519,968	2,652,084
Citigroup Commercial Mortgage Trust 2016-GC37 A4	3.314%		4/10/2049	46,275,000	43,323,377
Citigroup Commercial Mortgage Trust 2016-GC37 XA	1.819%	#(i)	4/10/2049	51,477,116	2,154,219
Citigroup Commercial Mortgage Trust 2018-B2 A2	3.788%		3/10/2051	5,605,000	5,569,032
COLT Mortgage Loan Trust 2021-2 A1†	0.924%	#(i)	8/25/2066	11,252,276	9,184,286
Commercial Mortgage Pass-Through Certificates 2010-C1 D†	5.985%	#(i)	7/10/2046	11,419,838	11,086,979
Commercial Mortgage Pass-Through Certificates 2012-CR3 AM†	3.416%		10/15/2045	7,449,000	6,743,586
Commercial Mortgage Pass-Through Certificates 2012-CR4 XA	1.428%	#(i)	10/15/2045	53,126,889	2,003
Commercial Mortgage Pass-Through Certificates 2012-CR5 AM†	3.223%		12/10/2045	18,018,364	17,990,796
Commercial Mortgage Pass-Through Certificates 2013-CR12 A3	3.765%		10/10/2046	15,238,137	15,025,102
Commercial Mortgage Pass-Through Certificates 2013-CR6 A4	3.101%		3/10/2046	2,851,461	2,842,900
Commercial Mortgage Pass-Through Certificates 2013-CR7 XA	1.289%	#(i)	3/10/2046	106,567,968	35,487
Commercial Mortgage Pass-Through Certificates 2013-CR8 XA	0.362%	#(i)	6/10/2046	316,621,624	104,833
Commercial Mortgage Pass-Through Certificates 2013-GAM A2†	3.367%		2/10/2028	12,313,956	12,197,899
Commercial Mortgage Pass-Through Certificates 2013-SFS A1†	1.873%		4/12/2035	1,921,422	1,900,764
Commercial Mortgage Pass-Through Certificates 2013-WWP XB†	0.389%	#(i)	3/10/2031	265,903,000	1,782
Commercial Mortgage Pass-Through Certificates 2014-CR17 A5	3.977%		5/10/2047	7,751,000	7,539,890

See Notes to Financial Statements.	323

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates 2014-CR19 A4	3.532%		8/10/2047	$11,256,012	$10,756,227
Commercial Mortgage Pass-Through Certificates 2014-CR19 A5	3.796%		8/10/2047	10,150,000	9,785,259
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA	1.089%	#(i)	8/10/2047	68,475,002	794,262
Commercial Mortgage Pass-Through Certificates 2014-CR21 A3	3.528%		12/10/2047	4,568,209	4,380,947
Commercial Mortgage Pass-Through Certificates 2014-CR21 XA	0.993%	#(i)	12/10/2047	99,738,339	1,339,416
Commercial Mortgage Pass-Through Certificates 2014-LC17 XA	0.815%	#(i)	10/10/2047	82,630,234	773,832
Commercial Mortgage Pass-Through Certificates 2014-UBS3 A3	3.546%		6/10/2047	5,797,822	5,610,418
Commercial Mortgage Pass-Through Certificates 2014-UBS3 A4	3.819%		6/10/2047	13,342,000	12,912,013
Commercial Mortgage Pass-Through Certificates 2014-UBS5 A4	3.838%		9/10/2047	25,610,000	24,705,970
Commercial Mortgage Pass-Through Certificates 2014-UBS5 XA	1.002%	#(i)	9/10/2047	184,504,201	2,185,674
Commercial Mortgage Pass-Through Certificates 2014-UBS6 A5	3.644%		12/10/2047	16,942,045	16,256,949
Commercial Mortgage Pass-Through Certificates 2015-DC1 A5	3.35%		2/10/2048	33,734,000	32,106,749
Commercial Mortgage Pass-Through Certificates 2015-LC21 A4	3.708%		7/10/2048	17,723,000	16,890,136
Commercial Mortgage Pass-Through Certificates 2015-PC1 A5	3.902%		7/10/2050	45,504,000	43,570,913
Commercial Mortgage Pass-Through Certificates 2015-PC1 XA†	0.548%	#(i)	7/10/2050	126,557,472	995,602
Commercial Mortgage Pass-Through Certificates 2016-CD1 XA	1.502%	#(i)	8/10/2049	99,348,635	3,628,123
Connecticut Avenue Securities Trust 2022-R04 1M1†	5.521% (1 Mo. SOFR + 2.00%	)#	3/25/2042	23,248,136	22,969,951
Connecticut Avenue Securities Trust 2022-R08 1M1†	6.071% (1 Mo. SOFR + 2.55%	)#	7/25/2042	38,977,534	38,748,143
Credit Suisse Mortgage Capital Certificates 2019-ICE4 A†	4.855% (1 Mo. LIBOR + .98%	)#	5/15/2036	50,884,000	50,259,796

324	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates 2020-SPT1 A1†	1.616%		4/25/2065	$5,939,503	$5,734,015
Credit Suisse Mortgage Capital Certificates Trust 2014-USA A1†	3.304%		9/15/2037	8,931,112	8,091,503
Credit Suisse Mortgage Capital Certificates Trust 2014-USA X1†	0.686%	#(i)	9/15/2037	113,021,624	1,333,407
Credit Suisse Mortgage Capital Certificates Trust 2017-PFHP A†	4.825% (1 Mo. LIBOR + .95%	)#	12/15/2030	18,561,000	18,320,208
Credit Suisse Mortgage Capital Certificates Trust 2020-AFC1 A1†	2.24%	#(i)	2/25/2050	19,361,446	17,852,858
Credit Suisse Mortgage Capital Certificates Trust 2020-NQM1 A1†	1.208%		5/25/2065	14,677,847	13,370,710
Credit Suisse Mortgage Capital Certificates Trust 2021-4SZN A†	7.762% (1 Mo. Term SOFR + 3.97%	)#	11/15/2023	135,000,000	128,856,798
Credit Suisse Mortgage Capital Certificates Trust 2021-ADV A†	5.276% (1 Mo. LIBOR + 1.40%	)#	7/15/2038	40,940,000	38,936,511
Credit Suisse Mortgage Capital Certificates Trust 2021-AFC1 A1†	0.83%	#(i)	3/25/2056	21,719,991	16,951,063
Credit Suisse Mortgage Capital Certificates Trust 2021-GATE B†	5.833% (1 Mo. LIBOR + 1.96%	)#	12/15/2036	23,751,000	22,931,835
Credit Suisse Mortgage Capital Certificates Trust 2021-GATE C†	6.583% (1 Mo. LIBOR + 2.71%	)#	12/15/2036	11,386,000	10,983,899
Credit Suisse Mortgage Capital Certificates Trust 2021-GATE D†	7.433% (1 Mo. LIBOR + 3.56%	)#	12/15/2036	11,443,000	11,034,487
Credit Suisse Mortgage Capital Certificates Trust 2021-INV1 A11†	3.797% (1 Mo. SOFR + .80%	)#	7/25/2056	13,337,870	12,130,526
Credit Suisse Mortgage Capital Certificates Trust 2021-INV1 A15†	2.50%	#(i)	7/25/2056	15,613,630	12,195,339
Credit Suisse Mortgage Capital Certificates Trust 2021-NQM1 A1†	0.809%	#(i)	5/25/2065	15,273,248	13,621,312
Credit Suisse Mortgage Capital Certificates Trust 2021-NQM3 A1†	1.015%	#(i)	4/25/2066	27,740,740	22,690,755
Credit Suisse Mortgage Capital Certificates Trust 2021-NQM5 A1†	0.938%	#(i)	5/25/2066	13,024,064	9,911,318
Credit Suisse Mortgage Capital Certificates Trust 2021-NQM6 A1†	1.174%	#(i)	7/25/2066	39,228,141	31,427,037

See Notes to Financial Statements.	325

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates Trust 2021-NQM7 A1†	1.756%	#(i)	10/25/2066	$23,580,756	$19,366,076
Credit Suisse Mortgage Capital Certificates Trust 2021-NQM7 A3†	2.064%	#(i)	10/25/2066	17,213,952	13,843,087
Credit Suisse Mortgage Capital Certificates Trust 2021-SRDC A†	8.021% (1 Mo. LIBOR + 4.14%	)#	11/15/2023	25,000,000	25,129,058
Credit Suisse Mortgage Capital Certificates Trust 2022-NQM1 A1†	2.265%	#(i)	11/25/2066	65,100,363	52,990,797
CS Master Trust 2021-AHP A†	7.805% (1 Mo. LIBOR + 3.95%	)#	4/15/2025	83,500,000	83,157,233	(a)
CS Master Trust 2021-BLUF A†	8.033% (1 Mo. LIBOR + 4.18%	)#	4/15/2023	47,600,000	47,168,125	(a)
CS Master Trust 2021-MV A†	7.776% (1 Mo. LIBOR + 3.90%	)#	8/15/2023	62,700,000	63,103,500
CSAIL Commercial Mortgage Trust 2016-C6 XA	2.027%	#(i)	1/15/2049	131,368,840	6,259,949
CSAIL Commercial Mortgage Trust 2016-C7 A5	3.502%		11/15/2049	26,777,993	24,923,853
CSAIL Commercial Mortgage Trust 2016-C7 XA	1.084%	#(i)	11/15/2049	204,506,548	5,352,734
CSAIL Commercial Mortgage Trust 2018-C14 A2	4.261%		11/15/2051	11,156,183	11,046,695
CSMC 2021-BPNY A†	7.59% (1 Mo. LIBOR + 3.71%	)#	8/15/2023	64,750,000	63,344,413
DBGS Mortgage Trust 2018-5BP A†	4.67% (1 Mo. LIBOR + .80%	)#	6/15/2033	16,500,000	15,753,669
DBGS Mortgage Trust 2018-BIOD A†	4.658% (1 Mo. LIBOR + .80%	)#	5/15/2035	24,555,545	24,026,623
DBGS Mortgage Trust 2021-W52 A†	5.271% (1 Mo. LIBOR + 1.39%	)#	10/15/2036	86,290,000	81,843,718
DBJPM Mortgage Trust 2016-C3 XA	1.565%	#(i)	8/10/2049	182,337,137	7,282,381
DBUBS Mortgage Trust 2011-LC3A PM4†	5.268%	#(i)	5/10/2044	9,200,000	6,534,712	(a)
DBWF Mortgage Trust 2015-LCM A1†	2.998%		6/10/2034	8,919,031	8,219,307
DBWF Mortgage Trust 2015-LCM XA†	0.537%	#(i)	6/10/2034	17,624,363	139,170
DCP Rights LLC A	6.253%	#(i)	1/15/2024	186,000,000	186,338,849
Deephaven Residential Mortgage Trust 2021-3 A1†	1.194%	#(i)	8/25/2066	56,473,692	46,658,875
Eleven Madison Mortgage Trust 2015-11MD A†	3.673%	#(i)	9/10/2035	26,534,000	24,579,012
Ellington Financial Mortgage Trust 2020-2 A1†	1.178%	#(i)	10/25/2065	9,902,245	8,812,377
Ellington Financial Mortgage Trust 2021-1 A1†	0.797%	#(i)	2/25/2066	6,055,274	4,795,440
Ellington Financial Mortgage Trust 2021-3 A1†	1.241%	#(i)	9/25/2066	26,138,796	21,093,734
ELP Commercial Mortgage Trust 2021-ELP D†	5.395% (1 Mo. LIBOR + 1.52%	)#	11/15/2038	24,200,000	22,450,100

326	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
EQUS Mortgage Trust 2021-EQAZ B†	4.975% (1 Mo. LIBOR + 1.10%	)#	10/15/2038	$26,030,478	$24,716,314
EQUS Mortgage Trust 2021-EQAZ C†	5.225% (1 Mo. LIBOR + 1.35%	)#	10/15/2038	4,449,911	4,204,201
Fannie Mae Connecticut Avenue Securities 2021-R02 2M1†	4.421% (1 Mo. SOFR + .90%	)#	11/25/2041	27,551,804	27,043,415
Fannie Mae Connecticut Avenue Securities 2021-R02 2M2†	5.521% (1 Mo. SOFR + 2.00%	)#	11/25/2041	18,765,000	16,936,912
Fontainebleau Miami Beach Trust 2019-FBLU A†	3.144%		12/10/2036	53,308,590	49,931,821
Fontainebleau Miami Beach Trust 2019-FBLU B†	3.447%		12/10/2036	16,564,190	15,436,422
Fontainebleau Miami Beach Trust 2019-FBLU XA†	0.774%	#(i)	12/10/2036	367,400,000	4,468,253
Freddie Mac STACR REMIC Trust 2021-DNA6 M2†	5.047% (1 Mo. SOFR + 1.50%	)#	10/25/2041	27,070,000	25,358,036
Freddie Mac STACR REMIC Trust 2021-DNA7 M1†	4.371% (1 Mo. SOFR + .85%	)#	11/25/2041	28,997,114	28,286,513
Freddie Mac STACR REMIC Trust 2021-DNA7 M2†	5.321% (1 Mo. SOFR + 1.80%	)#	11/25/2041	46,980,000	43,667,783
Freddie Mac STACR REMIC Trust 2021-HQA3 M1†	4.371% (1 Mo. SOFR + .85%	)#	9/25/2041	67,323,128	64,276,191
Freddie Mac STACR REMIC Trust 2021-HQA4 M1†	4.471% (1 Mo. SOFR + .95%	)#	12/25/2041	174,810,032	164,068,865
Freddie Mac STACR REMIC Trust 2022-DNA1 M1A†	4.521% (1 Mo. SOFR + 1.00%	)#	1/25/2042	46,431,015	44,916,310
Freddie Mac STACR REMIC Trust 2022-DNA3 M1A†	5.521% (1 Mo. SOFR + 2.00%	)#	4/25/2042	30,906,333	30,522,301
Freddie Mac STACR REMIC Trust 2022-DNA4 M1A†	5.747% (1 Mo. SOFR + 2.20%	)#	5/25/2042	29,618,032	29,429,590
Great Wolf Trust 2019-WOLF B†	5.209% (1 Mo. LIBOR + 1.33%	)#	12/15/2036	38,043,000	36,383,115
Great Wolf Trust 2019-WOLF C†	5.508% (1 Mo. LIBOR + 1.63%	)#	12/15/2036	46,595,939	44,453,723
GS Mortgage Securities Corp. II 2012-BWTR A†	2.954%		11/5/2034	9,225,000	8,159,087
GS Mortgage Securities Corp. II 2021-ARDN A†	5.125% (1 Mo. LIBOR + 1.25%	)#	11/15/2036	119,190,000	115,113,738
GS Mortgage Securities Corp. Trust 2017-GPTX A†	2.856%		5/10/2034	42,390,714	39,913,507
GS Mortgage Securities Corp. Trust 2017-GPTX B†	3.104%		5/10/2034	31,044,000	29,077,934

See Notes to Financial Statements.	327

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. Trust 2017-SLP A†	3.419%		10/10/2032	$11,133,758	$10,824,344
GS Mortgage Securities Corp. Trust 2018-RIVR A†	4.825% (1 Mo. LIBOR + .95%	)#	7/15/2035	47,601,011	44,522,301
GS Mortgage Securities Corp. Trust 2019-70P A†	4.875% (1 Mo. LIBOR + 1.00%	)#	10/15/2036	80,163,670	77,242,794
GS Mortgage Securities Corp. Trust 2019-70P B†	5.195% (1 Mo. LIBOR + 1.32%	)#	10/15/2036	31,297,668	29,543,894
GS Mortgage Securities Corp. Trust 2019-SMP A†	5.025% (1 Mo. LIBOR + 1.15%	)#	8/15/2032	22,000,000	21,496,365
GS Mortgage Securities Corp. Trust 2021-RNT2 A†	6.975% (1 Mo. LIBOR + 3.10%	)#	11/21/2023	83,880,910	83,631,113
GS Mortgage Securities Corp. Trust 2021-ROSS A†	5.026% (1 Mo. LIBOR + 1.15%	)#	5/15/2026	47,760,000	44,960,829
GS Mortgage Securities Corp. Trust 2021-ROSS G†	8.526% (1 Mo. LIBOR + 4.65%	)#	5/15/2026	15,000,000	12,588,545
GS Mortgage Securities Corp. Trust 2021-ROSS H†	9.776% (1 Mo. LIBOR + 5.90%	)#	5/15/2026	19,706,000	16,498,202
GS Mortgage Securities Trust 2011-GC5 B†	5.299%	#(i)	8/10/2044	39,534,760	35,396,285
GS Mortgage Securities Trust 2012-GCJ9 XB†	0.31%	#(i)	11/10/2045	45,956,064	41
GS Mortgage Securities Trust 2013-GC12 B	3.777%	#(i)	6/10/2046	5,809,261	5,711,042
GS Mortgage Securities Trust 2013-GC12 XA	1.472%	#(i)	6/10/2046	353,415,386	369,390
GS Mortgage Securities Trust 2013-GCJ14 A5	4.243%		8/10/2046	10,000,000	9,871,275
GS Mortgage Securities Trust 2014-GC18 A4	4.074%		1/10/2047	13,252,225	12,935,855
GS Mortgage Securities Trust 2014-GC26 XA	1.087%	#(i)	11/10/2047	73,546,360	1,064,488
GS Mortgage Securities Trust 2015-GC34 A4	3.506%		10/10/2048	36,577,000	34,457,655
GS Mortgage Securities Trust 2015-GS1 XA	0.905%	#(i)	11/10/2048	89,892,257	1,681,947
GS Mortgage Securities Trust 2016-GS2 A4	3.05%		5/10/2049	28,917,000	26,707,640
GS Mortgage Securities Trust 2016-GS2 XA	1.893%	#(i)	5/10/2049	161,030,334	7,287,750
GS Mortgage Securities Trust 2020-GC45 A2	2.898%		2/13/2053	15,180,000	14,340,626
Hawaii Hotel Trust 2019-MAUI B†	5.325% (1 Mo. LIBOR + 1.45%	)#	5/15/2038	35,079,000	33,571,427
HMH Trust 2017-NSS A†	3.062%		7/5/2031	33,687,000	32,517,707
HMH Trust 2017-NSS B†	3.343%		7/5/2031	21,685,000	20,670,595
HMH Trust 2017-NSS C†	3.787%		7/5/2031	16,116,000	15,197,618
HMH Trust 2017-NSS D†	4.723%		7/5/2031	21,309,000	19,924,629
HONO Mortgage Trust 2021-LULU A†	5.025% (1 Mo. LIBOR + 1.15%	)#	10/15/2036	54,660,000	52,225,542
Houston Galleria Mall Trust 2015-HGLR A1A2†	3.087%		3/5/2037	54,825,000	50,375,222
Hudsons Bay Simon JV Trust 2015-HB10 XA10†	1.474%	#(i)	8/5/2034	150,785,000	20,336
Hudsons Bay Simon JV Trust 2015-HB7 A7†	3.914%		8/5/2034	61,926,000	55,110,307

328	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	$5,000,000	$4,196,684
Hudsons Bay Simon JV Trust 2015-HB7 D7†	5.331%	#(i)	8/5/2034	5,000,000	3,408,466
Hudsons Bay Simon JV Trust 2015-HB7 XA7†	1.417%	#(i)	8/5/2034	171,661,000	22,932
IMT Trust 2017-APTS AFX†	3.478%		6/15/2034	1,380,000	1,312,804
Irvine Core Office Trust 2013-IRV A1†	2.068%		5/15/2048	3,553,034	3,525,001
Irvine Core Office Trust 2013-IRV A2†	3.279%	#(i)	5/15/2048	40,462,264	39,834,961
Irvine Core Office Trust 2013-IRV XA†	1.211%	#(i)	5/15/2048	7,240,119	12,310
J.P. Morgan Chase Commercial Mortgage Securities Trust 2022-NLP A†	4.391% (1 Mo. Term SOFR + .60%	)#	4/15/2037	44,500,000	41,366,844
JPMBB Commercial Mortgage Securities Trust 2015-C30 XA	0.575%	#(i)	7/15/2048	108,796,871	1,034,832
JPMDB Commercial Mortgage Securities Trust 2020-COR7 A2	2.215%		5/13/2053	14,750,000	13,625,212
JPMorgan Chase Commercial Mortgage Securities Corp Series 2019-MARG A†	4.975% (1 Mo. LIBOR + 1.10%	)#	5/15/2034	23,269,000	22,845,448
JPMorgan Chase Commercial Mortgage Securities Corp Series 2019-MARG B†	5.275% (1 Mo. LIBOR + 1.40%	)#	5/15/2034	11,000,000	10,691,658
JPMorgan Chase Commercial Mortgage Securities Corp Series 2019-MARG C†	5.585% (1 Mo. LIBOR + 1.71%	)#	5/15/2034	7,900,000	7,597,153
JPMorgan Chase Commercial Mortgage Securities Trust A†	5.659% (1 Mo. Term SOFR + 1.75%	)#	9/15/2029	39,509,392	39,285,970
JPMorgan Chase Commercial Mortgage Securities Trust B†	6.559% (1 Mo. Term SOFR + 2.65%	)#	9/15/2029	15,299,000	15,203,517
JPMorgan Chase Commercial Mortgage Securities Trust C†	7.259% (1 Mo. Term SOFR + 3.35%	)#	9/15/2029	11,384,000	11,298,444
JPMorgan Chase Commercial Mortgage Securities Trust D†	8.259% (1 Mo. Term SOFR + 4.35%	)#	9/15/2029	14,048,000	13,915,089	(a)
JPMorgan Chase Commercial Mortgage Securities Trust E†	9.259% (1 Mo. Term SOFR + 5.35%	)#	9/15/2029	8,338,000	8,283,489	(a)
JPMorgan Chase Commercial Mortgage Securities Trust 2012-WLDN A†	3.905%		5/5/2030	67,527,360	54,438,167
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C10 XA	1.149%	#(i)	12/15/2047	109,202,161	2,533

See Notes to Financial Statements.	329

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C12 XA	0.497%	#(i)	7/15/2045	$97,073,474	$73,417
JPMorgan Chase Commercial Mortgage Securities Trust 2013-LC11 XA	1.368%	#(i)	4/15/2046	70,799,789	69,816
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C24 XA	1.006%	#(i)	11/15/2047	89,887,179	978,134
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C25 XA	0.956%	#(i)	11/15/2047	147,590,849	1,899,391
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C26 XA	1.075%	#(i)	1/15/2048	130,651,671	1,828,914
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY A†	3.429%		6/10/2027	163,798,100	76,166,117
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY B†	3.771%		6/10/2027	20,772,000	4,141,847
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY C†	3.931%	#(i)	6/10/2027	14,352,000	1,431,170
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY D†	3.931%	#(i)	6/10/2027	25,795,381	1,286,359
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY XA†	0.503%	#(i)	6/10/2027	102,274,000	78,457
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY XB†	0.16%	#(i)	6/10/2027	45,476,000	9,456
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C29 XA	0.714%	#(i)	5/15/2048	51,155,955	571,305
JPMorgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA	0.722%	#(i)	12/15/2049	140,299,760	2,472,166
JPMorgan Chase Commercial Mortgage Securities Trust 2016-NINE A†	2.949%	#(i)	9/6/2038	10,000,000	8,892,454
JPMorgan Chase Commercial Mortgage Securities Trust 2017-JP7 A3	3.379%		9/15/2050	10,000,000	9,572,876
JPMorgan Chase Commercial Mortgage Securities Trust 2017-JP7 XA	1.135%	#(i)	9/15/2050	263,949,826	8,654,466
JPMorgan Chase Commercial Mortgage Securities Trust 2018-BCON A†	3.735%		1/5/2031	27,681,000	27,575,605
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN A†	5.143% (1 Mo. LIBOR + 1.27%	)#	11/15/2035	13,730,000	13,109,431
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN B†	5.473% (1 Mo. LIBOR + 1.60%	)#	11/15/2035	10,053,000	9,605,634

330	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN C†	5.823% (1 Mo. LIBOR + 1.95%	)#	11/15/2035	$8,746,000	$8,223,697
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC A†	5.325% (1 Mo. LIBOR + 1.45%	)#	4/15/2031	25,048,000	22,827,695
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC B†	6.025% (1 Mo. LIBOR + 2.15%	)#	4/15/2031	14,359,000	13,138,297
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC C†	6.425% (1 Mo. LIBOR + 2.55%	)#	4/15/2031	10,408,000	9,500,167
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFX†	4.248%		7/5/2033	69,261,000	64,789,212
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT XAFX†	1.295%	#(i)	7/5/2033	155,900,000	604,970
JPMorgan Chase Commercial Mortgage Securities Trust 2019-ICON A†	3.884%		1/5/2034	32,965,000	31,671,958
JPMorgan Chase Commercial Mortgage Securities Trust 2019-ICON B†	4.235%		1/5/2034	13,737,000	13,108,958
JPMorgan Chase Commercial Mortgage Securities Trust 2019-ICON C†	4.536%		1/5/2034	12,800,000	12,185,849
JPMorgan Chase Commercial Mortgage Securities Trust 2019-UES A†	3.81%		5/5/2032	6,460,000	6,215,238
JPMorgan Chase Commercial Mortgage Securities Trust 2020-ACE A†	3.287%		1/10/2037	97,700,000	90,427,583
JPMorgan Chase Commercial Mortgage Securities Trust 2021-BOLT A†	5.176% (1 Mo. LIBOR + 1.30%	)#	8/15/2033	50,480,000	50,119,931
JPMorgan Chase Commercial Mortgage Securities Trust 2021-BOLT B†	6.326% (1 Mo. LIBOR + 2.45%	)#	8/15/2033	41,740,000	41,710,281
JPMorgan Chase Commercial Mortgage Securities Trust 2021-BOLT C†	7.826% (1 Mo. LIBOR + 3.95%	)#	8/15/2033	37,430,000	37,346,625
Key Commercial Mortgage Securities Trust 2019-S2 A1†	2.656%		6/15/2052	6,337,901	6,060,598
Key Commercial Mortgage Securities Trust 2019-S2 X†	1.595%	#(i)	6/15/2052	117,001,205	7,180,232
KIND Trust 2021-KIND A†	4.825% (1 Mo. LIBOR + .95%	)#	8/15/2038	81,908,023	77,427,703
KKR Industrial Portfolio Trust 2021-KDIP A†	4.425% (1 Mo. LIBOR + .55%	)#	12/15/2037	15,437,439	14,838,106

See Notes to Financial Statements.	331

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Ladder Capital Commercial Mortgage Trust 2013-GCP A1†	3.575%		2/15/2036	$5,604,187	$5,191,507
Life 2021-BMR Mortgage Trust 2021-BMR A†	4.575% (1 Mo. LIBOR + .70%	)#	3/15/2038	32,536,312	31,317,879
Life Mortgage Trust 2022-BMR2 A1†	5.09% (1 Mo. Term SOFR + 1.30%	)#	5/15/2039	74,820,000	72,714,947
LoanCore Issuer Ltd. 2019-CRE3 AS†	5.245% (1 Mo. LIBOR + 1.37%	)#	4/15/2034	19,960,054	19,935,334
LSTAR Commercial Mortgage Trust 2016-4 XA†	1.852%	#(i)	3/10/2049	62,174,999	1,367,701
LSTAR Commercial Mortgage Trust 2017-5 A3†	4.50%		3/10/2050	55,578,530	55,580,300
LUXE Trust 2021-TRIP A†	4.925% (1 Mo. LIBOR + 1.05%	)#	10/15/2038	15,922,349	15,129,128
LUXE Trust 2021-TRIP B†	5.275% (1 Mo. LIBOR + 1.40%	)#	10/15/2038	18,750,000	17,392,898
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A2†	3.277%		10/15/2030	14,966,600	12,194,037
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9 XA	1.10%	#(i)	5/15/2046	144,493,948	34,549
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9 XB†	0.386%	#(i)	5/15/2046	107,177,251	171,722
Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA	1.102%	#(i)	12/15/2047	100,843,094	1,416,866
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17 A4	3.443%		8/15/2047	5,784,540	5,604,176
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29 A4	3.325%		5/15/2049	18,050,000	16,811,344
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29 XA	1.671%	#(i)	5/15/2049	109,657,362	4,172,704
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31 XA	1.417%	#(i)	11/15/2049	228,669,644	8,473,811
Morgan Stanley Capital I Trust 2015-420 A†	3.727%		10/12/2050	22,755,595	21,286,512
Morgan Stanley Capital I Trust 2015-UBS8 ASB	3.626%		12/15/2048	5,566,567	5,388,686
Morgan Stanley Capital I Trust 2016-UB11 XA	1.578%	#(i)	8/15/2049	68,818,559	2,884,220
Morgan Stanley Capital I Trust 2016-UB11 XB	1.02%	#(i)	8/15/2049	121,222,774	3,526,904
MSCG Trust 2015-ALDR A1†	2.612%		6/7/2035	9,475,222	8,935,564
MTK Mortgage Trust 2021-GRNY A†	5.625% (1 Mo. LIBOR + 1.75%	)#	12/15/2038	68,552,500	65,870,623
MTK Mortgage Trust 2021-GRNY B†	6.525% (1 Mo. LIBOR + 2.65%	)#	12/15/2038	22,648,900	21,671,405
MTK Mortgage Trust 2021-GRNY C†	7.275% (1 Mo. LIBOR + 3.40%	)#	12/15/2038	9,458,500	9,008,909

332	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
MTN Commercial Mortgage Trust 2022-LPFL A†	5.191% (1 Mo. Term SOFR + 1.40%	)#	3/15/2039	$46,434,000	$44,773,288
Natixis Commercial Mortgage Securities Trust 2018-285M A†	3.917%	#(i)	11/15/2032	47,581,000	45,366,928
Natixis Commercial Mortgage Securities Trust 2018-285M B†	3.917%	#(i)	11/15/2032	17,029,000	15,732,540
New Residential Mortgage Loan Trust 2020-NQM1 A1†	2.464%	#(i)	1/26/2060	6,810,790	6,141,073
NYO Commercial Mortgage Trust 2021-1290 A†	4.971% (1 Mo. LIBOR + 1.10%	)#	11/15/2038	78,460,000	72,811,971
One Bryant Park Trust 2019-OBP A†	2.516%		9/15/2054	3,520,000	2,900,652
ONE Mortgage Trust 2021-PARK A†	4.609% (1 Mo. Term SOFR + .81%	)#	3/15/2036	3,800,000	3,626,430
One New York Plaza Trust 2020-1NYP A†	4.825% (1 Mo. LIBOR + .95%	)#	1/15/2036	90,000,000	84,949,749
One New York Plaza Trust 2020-1NYP AJ†	5.125% (1 Mo. LIBOR + 1.25%	)#	1/15/2036	59,595,000	55,979,127
Palisades Center Trust 2016-PLSD A†	2.713%		4/13/2033	6,735,000	5,347,220
Palisades Center Trust 2016-PLSD C†	3.998%		4/13/2033	40,040,000	23,423,400
Palisades Center Trust 2016-PLSD D†	4.737%		4/13/2033	34,071,926	16,865,603
PFP Ltd. 2019-6 B†	5.604% (1 Mo. LIBOR + 1.70%	)#	4/14/2037	29,378,935	28,810,062
PFP Ltd. 2021-7 A†	4.725% (1 Mo. LIBOR + .85%	)#	4/14/2038	1,755,808	1,714,229
Prima Capital CRE Securitization Ltd. 2019-7A A†	2.25%		12/25/2050	7,756,416	7,567,532	(a)
RBS Commercial Funding, Inc. Trust 2013-SMV A†	3.26%		3/11/2031	57,896,000	57,313,867
Ready Capital Mortgage Financing LLC 2021-FL6 A†	4.994% (1 Mo. LIBOR + .95%	)#	7/25/2036	73,928,062	71,932,040
Ready Capital Mortgage Financing LLC 2022-FL8 A†	5.197% (1 Mo. SOFR + 1.65%	)#	1/25/2037	84,630,000	81,962,193
Ready Capital Mortgage Trust 2019-5 A†	3.777%		2/25/2052	1,686,088	1,659,491
ReadyCap Commercial Mortgage Trust 2018-4 A†	3.39%		2/27/2051	4,865,723	4,647,046
ReadyCap Commercial Mortgage Trust 2019-6 A†	2.833%		10/25/2052	20,120,683	18,546,209
Residential Mortgage Loan Trust 2020-1 A1†	2.376%	#(i)	1/26/2060	4,082,562	3,817,560
SFO Commercial Mortgage Trust 2021-555 A†	5.025% (1 Mo. LIBOR + 1.15%	)#	5/15/2038	65,000,000	59,997,145
Shops at Crystals Trust 2016-CSTL XA†	0.73%	#(i)	7/5/2036	112,000,000	2,067,082
SLIDE 2018-FUN A†	5.025% (1 Mo. LIBOR + 1.15%	)#	6/15/2031	25,302,354	24,941,496

See Notes to Financial Statements.	333

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
SMRT 2022-MINI A†	4.795% (1 Mo. Term SOFR + 1.00%	)#	1/15/2039	$196,210,000	$188,578,235
SREIT Trust 2021-MFP A†	4.606% (1 Mo. LIBOR + .73%	)#	11/15/2038	25,100,000	24,025,494
Starwood Mortgage Residential Trust 2020-1 A1†	2.275%	#(i)	2/25/2050	1,444,437	1,387,785
Starwood Mortgage Residential Trust 2021-2 A1†	0.943%	#(i)	5/25/2065	8,360,689	7,741,301
Structured Asset Securities Corp. 2006-3H 1A2	5.75%		12/25/2035	3,027,110	2,865,198
Structured Asset Securities Corp. 2006-3H 1A3	5.75%		12/25/2035	1,816,450	1,719,212
UBS Commercial Mortgage Trust 2017-C6 XA	1.287%	#(i)	12/15/2050	274,500,857	11,756,432
UBS-BAMLL Trust 2012-WRM D†	4.379%	#(i)	6/10/2030	6,900,000	6,243,816
UBS-Barclays Commercial Mortgage Trust 2012-C2 A4	3.525%		5/10/2063	4,822	4,834
UBS-Barclays Commercial Mortgage Trust 2012-C2 XA†	0.669%	#(i)	5/10/2063	12,471,643	172
UBS-Barclays Commercial Mortgage Trust 2013-C5 A4	3.185%		3/10/2046	2,414,221	2,406,533
UBS-Barclays Commercial Mortgage Trust 2013-C5 AS†	3.347%		3/10/2046	23,805,246	23,686,225
UBS-Barclays Commercial Mortgage Trust 2013-C5 B†	3.649%	#(i)	3/10/2046	12,000,000	11,863,381
UBS-Barclays Commercial Mortgage Trust 2013-C5 XA†	1.05%	#(i)	3/10/2046	64,934,374	1,318
UBS-Barclays Commercial Mortgage Trust 2013-C6 XA†	1.197%	#(i)	4/10/2046	290,683,456	68,311
VASA Trust 2021-VASA B†	5.125% (1 Mo. LIBOR + 1.25%	)#	7/15/2039	20,502,000	18,917,776
Verus Securitization Trust 2020-1 A1†	2.417%		1/25/2060	5,578,125	5,263,753
Verus Securitization Trust 2020-4 A1†	1.502%		5/25/2065	12,950,973	11,620,951
Verus Securitization Trust 2020-5 A1†	1.218%		5/25/2065	13,638,283	12,450,180
Verus Securitization Trust 2021-1 A1†	0.815%	#(i)	1/25/2066	24,745,413	20,171,674
Verus Securitization Trust 2021-3 A1†	1.046%	#(i)	6/25/2066	39,377,688	31,925,358
Verus Securitization Trust 2021-5 A1†	1.013%	#(i)	9/25/2066	34,265,094	27,505,969
Verus Securitization Trust 2021-R2 A1†	0.918%	#(i)	2/25/2064	8,608,042	7,840,218
Verus Securitization Trust 2021-R3 A1†	1.02%	#(i)	4/25/2064	26,556,246	23,027,104
VMC Finance LLC 2019-FL3 A†	5.011% (1 Mo. LIBOR + 1.10%	)#	9/15/2036	18,130,933	17,856,554
Waikiki Beach Hotel Trust 2019-WBM A†	4.923% (1 Mo. LIBOR + 1.05%	)#	12/15/2033	49,800,000	48,040,437

334	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Waikiki Beach Hotel Trust 2019-WBM B†	5.103% (1 Mo. LIBOR + 1.23%	)#	12/15/2033	$31,700,000	$30,294,951
Waikiki Beach Hotel Trust 2019-WBM C†	5.353% (1 Mo. LIBOR + 1.48%	)#	12/15/2033	22,200,000	21,044,603
Waikiki Beach Hotel Trust 2019-WBM D†	5.903% (1 Mo. LIBOR + 2.03%	)#	12/15/2033	14,900,000	13,987,597
WaMu Mortgage Pass-Through Certificates Trust 2005-AR18 1A1	2.999%	#(i)	1/25/2036	1,480,080	1,366,749
Wells Fargo Commercial Mortgage Trust 2014-LC16 A5	3.817%		8/15/2050	13,277,000	12,858,173
Wells Fargo Commercial Mortgage Trust 2015-C29 XA	0.736%	#(i)	6/15/2048	124,430,360	1,561,215
Wells Fargo Commercial Mortgage Trust 2015-SG1 XA	0.804%	#(i)	9/15/2048	143,190,125	1,996,027
Wells Fargo Commercial Mortgage Trust 2016-BNK1 XA	1.858%	#(i)	8/15/2049	184,599,403	8,884,898
Wells Fargo Commercial Mortgage Trust 2016-C32 A4	3.56%		1/15/2059	18,500,000	17,410,905
Wells Fargo Commercial Mortgage Trust 2016-C34 XA	2.229%	#(i)	6/15/2049	118,634,402	5,276,194
Wells Fargo Commercial Mortgage Trust 2017-SMP B†	4.998% (1 Mo. LIBOR + 1.13%	)#	12/15/2034	16,322,000	15,684,796
Wells Fargo Commercial Mortgage Trust 2018-C44 A2	4.178%		5/15/2051	20,000,000	19,776,456
Wells Fargo Commercial Mortgage Trust 2018-C47 A2	4.361%		9/15/2061	22,988,000	22,636,426
WFLD Mortgage Trust 2014-MONT A†	3.88%	#(i)	8/10/2031	7,750,000	7,233,431
WF-RBS Commercial Mortgage Trust 2012-C10 XA†	1.486%	#(i)	12/15/2045	14,901,197	453
WF-RBS Commercial Mortgage Trust 2013-C11 AS	3.311%		3/15/2045	4,316,598	4,305,608
WF-RBS Commercial Mortgage Trust 2013-C12 AS	3.56%		3/15/2048	23,881,462	23,706,969
WF-RBS Commercial Mortgage Trust 2013-C13 XA†	1.304%	#(i)	5/15/2045	202,742,723	138,331
WF-RBS Commercial Mortgage Trust 2013-C15 A3	3.881%		8/15/2046	1,837,496	1,822,559
WF-RBS Commercial Mortgage Trust 2014-C19 A4	3.829%		3/15/2047	11,111,633	10,894,400
WF-RBS Commercial Mortgage Trust 2014-C19 A5	4.101%		3/15/2047	25,388,286	24,819,946

See Notes to Financial Statements.	335

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
WF-RBS Commercial Mortgage Trust 2014-C20 A5	3.995%		5/15/2047	$9,160,000	$8,896,583
WFRBS Commercial Mortgage Trust 2014-C21 A4	3.41%		8/15/2047	12,121,750	11,711,552
WF-RBS Commercial Mortgage Trust 2014-C21 XB	0.80%	#(i)	8/15/2047	77,368,500	832,462
WF-RBS Commercial Mortgage Trust 2014-C22 XA	0.938%	#(i)	9/15/2057	73,251,882	731,508
WF-RBS Commercial Mortgage Trust 2014-C22 XB	0.497%	#(i)	9/15/2057	37,769,102	246,368
Total Non-Agency Commercial Mortgage-Backed Securities (cost $8,798,441,618)					8,033,199,854

U.S. TREASURY OBLIGATIONS 5.29%
U.S. Treasury Note	3.00%		6/30/2024	921,941,000	900,315,002
U.S. Treasury Note	4.375%		10/31/2024	634,690,000	634,590,830
U.S. Treasury Note	4.50%		11/30/2024	652,021,000	654,007,630
U.S. Treasury Note	4.50%		11/15/2025	478,101,000	483,516,985
Total U.S. Treasury Obligations (cost $2,683,057,204)					2,672,430,447
Total Long-Term Investments (cost $50,021,786,759)					47,617,604,167

SHORT-TERM INVESTMENTS 5.07%

COMMERCIAL PAPER 0.36%

Electric 0.03%
Oglethorpe Power Corp.	4.55%		12/6/2022	17,521,000	17,510,049

Pipelines 0.25%
Energy Transfer LP	4.563%		12/1/2022	46,146,000	46,146,000
Energy Transfer LP	4.721%		12/2/2022	16,516,000	16,513,867
Targa Resources Corp.	4.614%		12/1/2022	40,000,000	40,000,000
TransCanada PipeLines Ltd.	4.477%		12/7/2022	23,419,000	23,401,826
Total					126,061,693

REITS 0.08%
Realty Income Corp.	4.316%		12/2/2022	40,600,000	40,595,207
Total Commercial Paper (cost $184,166,949)					184,166,949

U.S. TREASURY OBLIGATIONS 3.15%
U.S. Treasury Bill	Zero Coupon		1/24/2023	524,930,000	521,768,609
U.S. Treasury Bill	Zero Coupon		2/21/2023	568,647,000	563,293,296
U.S. Treasury Bill	0.01%		3/14/2023	511,891,000	505,662,884
Total U.S. Treasury Obligations (cost $1,590,698,666)					1,590,724,789

336	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investments	Principal Amount	Fair Value
REPURCHASE AGREEMENTS 1.56%
Repurchase Agreement dated 11/30/2022, 3.740% due 12/1/2022 with Barclay’s Bank plc collateralized by $370,370,000 of U.S. Treasury Bond at 2.875% due 5/15/2052; value: $305,999,694; proceeds: $300,030,867 (cost $299,999,700)	$299,999,700	$299,999,700
Repurchase Agreement dated 11/30/2022, 3.820% due 12/1/2022 with Barclay’s Bank plc collateralized by $368,098,000 of U.S. Treasury Bond at 2.875% due 5/15/2052; value: $305,999,867; proceeds: $300,031,703 (cost $299,999,870)	299,999,870	299,999,870
Repurchase Agreement dated 11/30/2022, 1.750% due 12/1/2022 with Fixed Income Clearing Corp. collateralized by $154,421,300 of U.S. Treasury Inflation Indexed Note at 0.625% due 1/15/2024; $1,461,300 of U.S. Treasury Note at 0.125% due 1/15/2024; value: $193,803,741; proceeds: $190,012,894 (cost $190,003,658)	190,003,658	190,003,658
Total		790,003,228
Total Short-Term Investments (cost $2,564,868,843)		2,564,894,966
Total Investments in Securities 99.25% (cost $52,586,655,602)		50,182,499,133
Other Assets and Liabilities – Net(j) 0.75%		376,692,780
Net Assets 100.00%		$50,559,191,913

CAD	Canadian Dollar.
JPY	Japanese Yen.
CMT	Constant Maturity Rate.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
REITS	Real Estate Investment Trusts.
SOFR	Secured Overnight Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2022, the total value of Rule 144A securities was $24,390,412,459, which represents 48.24% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2022.
*	Non-income producing security.
(a)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(b)	Securities purchased on a when-issued basis (See Note 2(j)).
(c)	Investment in non-U.S. dollar denominated securities.
(d)	Foreign security traded in U.S. dollars.
(e)	Security has been fully or partially segregated for open reverse repurchase agreements as of November 30, 2022 (See Note 2(n)).
(f)	Defaulted (non-income producing security).
(g)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2022.

See Notes to Financial Statements.	337

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

(h)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(i)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(j)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

Centrally Cleared Credit Default Swaps on Issuers - Sell Protection at November 30, 2022(1):

Referenced Indexes	Central Clearing Party	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Value	Unrealized Appreciation(3)
Ford Motor Company(4)(5)	Goldman Sachs	5.00%	12/20/2023	$50,000,000	$1,187,566	$1,574,879	$387,313

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments paid (received) by Central Clearing Party are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $387,313. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	Moody’s Credit Rating: Ba2.

Centrally Cleared Consumer Price Index (“CPI”) Swaps at November 30, 2022:

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/Unrealized Appreciation
Goldman Sachs	2.399%	CPI Urban Consumer NSA	10/4/2023	$270,511,787	$1,028,324
Goldman Sachs	4.145%	CPI Urban Consumer NSA	4/15/2024	261,224,873	896,795
Total Unrealized Appreciation on Centrally Cleared CPI Swaps					$1,925,119

Credit Default Swaps on Indexes - Sell Protection at November 30, 2022(1):

Referenced Indexes*	Swap Counterparty	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Appreciation/ (Depreciation)(3)	Credit Default Swap Agreements Payable at Fair Value(4)
Markit CMBX.NA.A.10	Morgan Stanley	2.000%	11/17/2059	15,000,000	$ (72,494)	$ (819,365)	$ (891,859)
Markit CMBX.NA.A.10	Morgan Stanley	2.000%	11/17/2059	25,000,000	(117,375)	(1,369,056)	(1,486,431)
Markit CMBX.NA.AA.6	Citibank	1.500%	5/11/2063	5,800,471	(55,875)	(187,672)	(243,547)
Markit CMBX.NA.AA.6	Citibank	1.500%	5/11/2063	2,900,236	(45,610)	(76,164)	(121,774)
Markit CMBX.NA.AA.6	Citibank	1.500%	5/11/2063	1,450,118	(16,626)	(44,261)	(60,887)

338	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Referenced Indexes*	Swap Counterparty	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Appreciation/ (Depreciation)(3)	Credit Default Swap Agreements Payable at Fair Value(4)
Markit CMBX.NA.AA.6	Citibank	1.500%	5/11/2063	2,900,236	$(53,535)	$(68,239)	$(121,774)
Markit CMBX.NA.AA.6	Citibank	1.500%	5/11/2063	1,450,118	(21,892)	(38,995)	(60,887)
Markit CMBX.NA.AA.6	Citibank	1.500%	5/11/2063	2,900,236	(32,347)	(89,427)	(121,774)
Markit CMBX.NA.AA.6	Citibank	1.500%	5/11/2063	2,900,236	(33,252)	(88,522)	(121,774)
Markit CMBX.NA.AA.6	Morgan Stanley	1.500%	5/11/2063	8,700,707	(73,341)	(291,980)	(365,321)
Markit CMBX.NA.AA.7	Citibank	1.500%	1/17/2047	35,000,000	(529,907)	(533,057)	(1,062,964)
Markit CMBX.NA.AA.7	Citibank	1.500%	1/17/2047	25,000,000	(436,506)	(322,754)	(759,260)
Markit CMBX.NA.AA.7	Citibank	1.500%	1/17/2047	20,000,000	(308,497)	(298,911)	(607,408)
Markit CMBX.NA.AA.8	Citibank	1.500%	10/17/2057	25,000,000	76,716	(145,513)	(68,797)
Markit CMBX.NA.AA.8	Morgan Stanley	1.500%	10/17/2057	25,000,000	(67,055)	(1,742)	(68,797)
Markit CMBX.NA.AA.9	Morgan Stanley	1.500%	9/17/2058	10,000,000	46,988	(159,959)	(112,971)
					$(1,740,608)	$(4,535,617)	$(6,276,225)

*	The Referenced Index is for the Credit Default Swaps on Indexes, which is comprised of a basket of commercial mortgage-backed securities.
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments paid (received) are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps in Indexes amounted to $0. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $4,535,617.
(4)	Includes upfront payments paid (received).

Forward Foreign Currency Exchange Contracts at November 30, 2022:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Canadian dollar	Sell	Toronto Dominion Bank	1/20/2023	34,083,000	$24,765,303	$25,357,724	$(592,421)
Japanese yen	Sell	Toronto Dominion Bank	1/11/2023	40,406,450,000	278,080,244	294,172,576	(16,092,332)
Japanese yen	Sell	State Street Bank and Trust	1/25/2023	34,450,000,000	238,963,958	251,262,452	(12,298,494)
Total Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(28,983,247)

See Notes to Financial Statements.	339

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Futures Contracts at November 30, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2023	89,346	Long	$18,300,976,369	$18,348,038,808	$47,062,439

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 5-Year Treasury Note	March 2023	10,024	Short	$(1,082,198,343)	$(1,088,308,817)	$(6,110,474)

Reverse Repurchase Agreements Payable as of November 30, 2022:

Counterparty	Principal	Collateral Held by Counterparty	Interest Rate(1)	Trade Date	Maturity Date(2)	Fair Value(3)
Barclays Bank plc	$861,000	$984,022 principal, American Airlines Group, Inc. at 3.75% due 3/1/2025, $862,673 fair value	(10.00%)	07/22/2022	On Demand	$830,147
Barclays Bank plc	$1,263,173	$1,505,034 principal, American Airlines Group, Inc. at 3.75% due 3/1/2025, $1,319,434 fair value	(10.00%)	08/31/2022	On Demand	1,231,243
						$2,061,390

(1)	The negative interest rate on the reverse repurchase agreement results in interest income to the Fund.
(2)	This reverse repurchase agreement has no stated maturity and may be terminated by either party at any time.
(3)	Total fair value of reverse repurchase agreement is presented net of interest receivable of $30,853 and $31,930, respectively.

The following is a summary of the inputs used as of November 30, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Automobiles	$–	$3,635,597,708	$54,994,903	$3,690,592,611
Credit Card	–	1,246,352,906	43,810,533	1,290,163,439
Other	–	7,091,788,408	32,849,386	7,124,637,794
Remaining Industries	–	379,066,986	–	379,066,986
Common Stocks
Banks	–	–	54,907	54,907
Remaining Industries	143,891	–	–	143,891
Corporate Bonds	–	21,751,728,309	–	21,751,728,309
Floating Rate Loans
Health Care Services	–	84,825,134	38,983,609	123,808,743
Real Estate Investment Trusts	–	246,883,765	71,146,961	318,030,726
Remaining Industries	–	1,457,203,728	–	1,457,203,728
Foreign Government Obligations	–	598,237,369	–	598,237,369
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	14,578,456	15,637	14,594,093
Government Sponsored Enterprises Pass-Throughs	–	120,425,458	–	120,425,458
Municipal Bonds	–	43,285,812	–	43,285,812

340	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2022

Investment Type	Level 1	Level 2	Level 3	Total
Non-Agency Commercial Mortgage-Backed Securities	$–	$7,808,430,024	$224,769,830	$8,033,199,854
U.S. Treasury Obligations	–	2,672,430,447	–	2,672,430,447
Short-Term Investments
Commercial Paper	–	184,166,949	–	184,166,949
U.S. Treasury Obligations	–	1,590,724,789	–	1,590,724,789
Repurchase Agreements	–	790,003,228	–	790,003,228
Total	$143,891	$49,715,729,476	$466,625,766	$50,182,499,133

Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$1,574,879	$–	$1,574,879
Liabilities	–	–	–	–
Centrally Cleared CPI Swap Contracts
Assets	–	1,925,119	–	1,925,119
Liabilities	–	–	–	–
Credit Default Swap Contracts
Assets	–	–	–	–
Liabilities	–	(6,276,225)	–	(6,276,225)
Forward Foreign Currency Exchange Contracts
Assets	–	–	–	–
Liabilities	–	(28,983,247)	–	(28,983,247)
Futures Contracts
Assets	47,062,439	–	–	47,062,439
Liabilities	(6,110,474)	–	–	(6,110,474)
Reverse Repurchase Agreements
Assets	–	–	–	–
Liabilities	–	(2,061,390)	–	(2,061,390)
Total	$40,951,965	$(33,820,864)	$–	$7,131,101

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	341

Schedule of Investments (concluded)

SHORT DURATION INCOME FUND November 30, 2022

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset- Backed Securities	Common Stocks	Floating Rate Loans	Government Sponsored Enterprises Pass- Throughs	Government Sponsored Enterprises Collateralized- Mortgage Obligations	Non-Agency Commercial Mortgage- Backed Securities
Balance as of December 1, 2021	$334,256,942	$–	$231,080,330	$7,787,714	$–	$1,270,813,937
Accrued Discounts (Premiums)	(29,133)	–	43,467	–	(479,584)	(11,602)
Realized Gain (Loss)	–	282,889	14,561	–	–	74,810
Change in Unrealized Appreciation (Depreciation)	(7,924,063)	54,907	1,158,203	–	365,892	(9,435,351)
Purchases	–	701,063	71,509,975	–	–	–
Sales	(2,049,824)	(983,952)	(193,675,966)	–	–	(931,102,368)
Transfers into Level 3(a)	34,744,771	–	–	–	129,329	13,936,827
Transfers out of Level 3(a)	(227,343,871)	–	–	(7,787,714)	–	(119,506,423)
Balance as of November 30, 2022	$131,654,822	$54,907	$110,130,570	$–	$15,637	$224,769,830
Change in unrealized appreciation/depreciation for the year ended November 30, 2022, related to Level 3 investments held at November 30, 2022	$(7,923,062)	$54,907	$(82,717)	$–	$365,892	$(2,558,833)

(a)	The Fund recognizes transfers within the fair value hierarchy as of the beginning of the period. Transfers into and out of Level 3 were primarily related to the availability of market quotations in accordance with valuation methodology.

342	See Notes to Financial Statements.

Schedule of Investments

TOTAL RETURN FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 115.13%

ASSET-BACKED SECURITIES 16.60%

Automobiles 4.28%
Avid Automobile Receivables Trust 2019-1 C†	3.14%	7/15/2026	$748,067	$743,835
Capital One Prime Auto Receivables Trust 2022-1 A2	2.71%	6/16/2025	2,704,413	2,663,477
Carvana Auto Receivables Trust 2019-3A E†	4.60%	7/15/2026	4,236,000	4,049,818
Carvana Auto Receivables Trust NP1 2020-N1A E†	5.20%	7/15/2027	9,077,000	8,198,189
CPS Auto Receivables Trust 2019-B E†	5.00%	3/17/2025	1,585,000	1,578,261
CPS Auto Receivables Trust 2020-A E†	4.09%	12/15/2025	812,000	789,830
CPS Auto Receivables Trust 2020-C C†	1.71%	8/17/2026	1,715,167	1,701,031
Exeter Automobile Receivables Trust 2020-3A E†	3.44%	8/17/2026	10,847,000	10,231,055
Flagship Credit Auto Trust 2018-4 E†	5.51%	3/16/2026	9,800,000	9,512,187
Flagship Credit Auto Trust 2021-1 A†	0.31%	6/16/2025	1,128,559	1,121,091
Flagship Credit Auto Trust 2022-3 A3†	4.55%	4/15/2027	11,120,000	10,872,150
GM Financial Automobile Leasing Trust 2022-2 A2	2.93%	10/21/2024	16,358,313	16,131,858
Hertz Vehicle Financing III LP 2021-2A A†	1.68%	12/27/2027	13,150,000	11,264,570
Mercedes-Benz Auto Receivables Trust 2022-1 A3	5.21%	8/16/2027	10,295,000	10,310,013
Santander Drive Auto Receivables Trust 2022-5 C	4.74%	10/16/2028	11,360,000	10,829,246
Santander Drive Auto Receivables Trust 2022-6 C	4.96%	11/15/2028	12,785,000	12,351,284
Tricolor Auto Securitization Trust 2021-1A E†	3.23%	9/15/2026	4,270,000	4,031,406
Westlake Automobile Receivables Trust 2020-3A E†	3.34%	6/15/2026	8,700,000	8,305,754
Westlake Automobile Receivables Trust 2021-1A E†	2.33%	8/17/2026	3,045,000	2,809,842
Total				127,494,897

Credit Card 2.37%
American Express Credit Account Master Trust 2022-3 A	3.75%	8/15/2027	7,580,000	7,382,248
BA Credit Card Trust 2022-A2 A2	5.00%	4/17/2028	14,855,000	14,872,741
Genesis Sales Finance Master Trust 2020-AA A†	1.65%	9/22/2025	15,000,000	14,663,037
Genesis Sales Finance Master Trust 2020-AA D†	4.71%	9/22/2025	2,300,000	2,124,303
Genesis Sales Finance Master Trust 2021-AA B†	1.45%	12/21/2026	8,410,000	7,716,413
Genesis Sales Finance Master Trust 2021-AA D†	2.09%	12/21/2026	4,000,000	3,603,473
Perimeter Master Note Business Trust 2019-2A A†	4.23%	5/15/2024	15,000,000	14,826,240
Perimeter Master Note Business Trust 2021-1A B†	4.17%	5/15/2024	5,875,000	5,336,011	(a)
Total				70,524,466

Home Equity 0.00%
New Century Home Equity Loan Trust 2005-A A6	4.706%	8/25/2035	52,221	49,181

See Notes to Financial Statements.	343

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Other 9.91%
AMMC CLO XIII Ltd. 2013-13A A2LR†	6.025% (3 Mo. LIBOR + 1.70%	)#	7/24/2029		$810,000	$788,907
Apidos CLO XXVI A2R†	5.694% (3 Mo. LIBOR + 1.50%	)#	7/18/2029		3,300,000	3,192,031
Apidos CLO XXXV 2021-35A A†	5.293% (3 Mo. LIBOR + 1.05%	)#	4/20/2034		4,660,000	4,515,759
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL2 E†	6.825% (1 Mo. LIBOR + 2.95%	)#	5/15/2036		1,930,000	1,765,367
Ares XL CLO Ltd. 2016-40A A1RR†	4.949% (3 Mo. LIBOR + .87%	)#	1/15/2029		4,188,926	4,130,281
Avant Loans Funding Trust 2022-REV1 A†	6.54%		9/15/2031		15,210,000	14,840,411
Ballyrock CLO Ltd. 2020-2A A1R†	5.253% (3 Mo. LIBOR + 1.01%	)#	10/20/2031		6,120,000	5,992,983
Barings CLO Ltd. 2019-3A A1R†	5.313% (3 Mo. LIBOR + 1.07%	)#	4/20/2031		7,500,000	7,348,555
Barings CLO Ltd. 2019-3A BR†	5.843% (3 Mo. LIBOR + 1.60%	)#	4/20/2031		6,590,000	6,356,348
Carlyle US CLO Ltd. 2017-3A A1AR†	5.143% (3 Mo. LIBOR + .90%	)#	7/20/2029		7,474,767	7,372,497
Carlyle US CLO Ltd. 2019-1A A1AR†	5.323% (3 Mo. LIBOR + 1.08%	)#	4/20/2031		7,700,000	7,541,285
CBAM Ltd. 2017-1A D†	7.993% (3 Mo. LIBOR + 3.75%	)#	7/20/2030		3,758,530	3,368,511
CIFC Funding I Ltd. 2021-1A A1†	5.468% (3 Mo. LIBOR + 1.11%	)#	4/25/2033		16,720,000	16,441,882
CIFC Funding V Ltd. 2014-5A A1R2†	5.279% (3 Mo. LIBOR + 1.20%	)#	10/17/2031		3,830,000	3,785,238
Consumer Loan Underlying Bond CLUB Credit Trust 2019-P2 C†	4.41%		10/15/2026		2,306,626	2,288,330
Dryden Senior Loan Fund 2017-47A BR†	5.549% (3 Mo. LIBOR + 1.47%	)#	4/15/2028		12,670,000	12,334,113
Elmwood CLO VIII Ltd. 2021-1A B1†	5.793% (3 Mo. LIBOR + 1.55%	)#	1/20/2034		5,000,000	4,781,369
Fairstone Financial Issuance Trust I 2020-1A C†(b)	5.162%		10/20/2039	CAD	20,760,000	14,834,585
Fairstone Financial Issuance Trust I 2020-1A D†(b)	6.873%		10/20/2039	CAD	2,649,000	1,938,622
Galaxy XXI CLO Ltd. 2015-21A AR†	5.263% (3 Mo. LIBOR + 1.02%	)#	4/20/2031		$1,970,000	1,932,181
Goldentree Loan Management U.S. CLO 3 Ltd. 2018-3A B1†	5.793% (3 Mo. LIBOR + 1.55%	)#	4/20/2030		2,050,000	1,984,570

344	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Greywolf CLO VII Ltd. 2018-2A A1†	5.403% (3 Mo. Term SOFR + 1.18%	)#	10/20/2031	$3,800,000	$3,729,789
HGI CRE CLO Ltd. 2021-FL1 C†	5.587% (1 Mo. LIBOR + 1.70%	)#	6/16/2036	2,350,000	2,184,632
Lending Funding Trust 2020-2A A†	2.32%		4/21/2031	11,751,000	10,235,210
Lendmark Funding Trust 2021-1A A†	1.90%		11/20/2031	8,300,000	7,012,722
Lendmark Funding Trust 2021-2A D†	4.46%		4/20/2032	4,025,000	2,965,618
LoanCore Issuer Ltd. 2022-CRE7 A†	4.891% (1 Mo. SOFR + 1.55%	)#	1/17/2037	8,100,000	7,786,348
Marble Point CLO XVII Ltd. 2020-1A A†	5.543% (3 Mo. LIBOR + 1.30%	)#	4/20/2033	7,154,498	7,029,294
Mariner Finance Issuance Trust 2021-BA E†	4.68%		11/20/2036	4,100,000	3,093,005	(a)
ME Funding LLC 2019-1 A2†	6.448%		7/30/2049	13,157,080	12,796,181
Mountain View CLO LLC 2017-1A AR†	5.169% (3 Mo. LIBOR + 1.09%	)#	10/16/2029	6,174,855	6,095,891
Octagon Investment Partners XVII Ltd. 2013-1A A1R2†	5.358% (3 Mo. LIBOR + 1.00%	)#	1/25/2031	4,220,000	4,146,875
Parallel Ltd. 2017-1A A1R†	5.273% (3 Mo. LIBOR + 1.03%	)#	7/20/2029	1,998,339	1,970,013
Rad CLO 6 Ltd. 2019-6A A1†	5.623% (3 Mo. LIBOR + 1.38%	)#	1/20/2033	8,550,000	8,428,503
Rad CLO Ltd. 2020-7A A1†	5.279% (3 Mo. LIBOR + 1.20%	)#	4/17/2033	12,010,613	11,759,656
Rockford Tower CLO Ltd. 2018-1A A†	5.775% (3 Mo. LIBOR + 1.10%	)#	5/20/2031	9,551,309	9,362,454
SCF Equipment Leasing LLC 2019-2A B†	2.76%		8/20/2026	9,263,000	8,903,799
SCF Equipment Leasing LLC 2021-1A D†	1.93%		9/20/2030	8,430,000	7,409,683
SCF Equipment Leasing LLC 2021-1A E†	3.56%		8/20/2032	2,800,000	2,548,505	(a)
SEB Funding LLC 2021-1A A2†	4.969%		1/30/2052	9,595,950	8,206,430
Signal Peak CLO Ltd. 2020-8A A†	5.513% (3 Mo. LIBOR + 1.27%	)#	4/20/2033	12,021,647	11,686,597
Sunrun Demeter Issuer 2021-2A A†	2.27%		1/30/2057	1,751,711	1,373,259
TCW CLO Ltd. 2022 1A A1†	5.40% (3 Mo. Term SOFR + 1.34%	)#	4/22/2033	3,500,000	3,411,315
VERDE CLO Ltd. 2019-1A AR†	5.179% (3 Mo. LIBOR + 1.10%	)#	4/15/2032	10,770,000	10,543,830
Verizon Master Trust 2022-7 A1A	5.23%		11/22/2027	14,855,000	14,841,265
Total					295,054,699

See Notes to Financial Statements.	345

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Student Loan 0.04%
Towd Point Asset Trust 2018-SL1 A†	4.616% (1 Mo. LIBOR + .60%	)#	1/25/2046	$1,350,245	$1,341,364
Total Asset-Backed Securities (cost $520,065,575)					494,464,607

CORPORATE BONDS 45.44%

Aerospace/Defense 0.21%
Bombardier, Inc. (Canada)†(c)	6.00%		2/15/2028	3,274,000	3,074,188
TransDigm, Inc.	6.375%		6/15/2026	3,114,000	3,063,148
Total					6,137,336

Agriculture 0.89%
BAT Capital Corp.	3.222%		8/15/2024	7,780,000	7,506,273
Cargill, Inc. †	4.00%		6/22/2032	8,575,000	7,987,460
MHP Lux SA (Luxembourg)†(c)	6.25%		9/19/2029	5,264,000	2,488,738
Philip Morris International, Inc.	5.625%		11/17/2029	3,861,000	3,929,273
Viterra Finance BV (Netherlands)†(c)	4.90%		4/21/2027	4,776,000	4,469,578
Total					26,381,322

Airlines 0.74%
American Airlines Group, Inc.†(d)	3.75%		3/1/2025	4,678,000	4,101,111
American Airlines, Inc.†	11.75%		7/15/2025	3,068,000	3,411,165
British Airways 20-1 Trust 2020-1 A (United Kingdom)†(c)	4.25%		5/15/2034	6,681,717	6,123,817
Delta Air Lines, Inc.†	7.00%		5/1/2025	8,298,000	8,462,144
Total					22,098,237

Apparel 0.19%
Levi Strauss & Co.†	3.50%		3/1/2031	3,985,000	3,276,514
PVH Corp.	7.75%		11/15/2023	2,290,000	2,342,036
Total					5,618,550

Auto Manufacturers 0.33%
Ford Motor Co.	3.25%		2/12/2032	12,405,000	9,824,261

Banks 11.81%
ABN AMRO Bank NV (Netherlands)†(c)	3.324% (5 Yr. Treasury CMT + 1.90%	)#	3/13/2037	5,400,000	3,915,371
Bank of America Corp.	1.658% (SOFR + .91%	)#	3/11/2027	4,792,000	4,248,703
Bank of America Corp.	2.087% (SOFR + 1.06%	)#	6/14/2029	9,122,000	7,707,335

346	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Bank of America Corp.	2.687% (SOFR + 1.32%	)#	4/22/2032	$5,984,000	$4,854,382
Bank of America Corp.	3.004% (3 Mo. LIBOR + .79%	)#	12/20/2023	5,388,000	5,381,761
Bank of America Corp.	3.593% (3 Mo. LIBOR + 1.37%	)#	7/21/2028	10,476,000	9,719,460
Bank of America Corp.	3.97% (3 Mo. LIBOR + 1.07%	)#	3/5/2029	5,597,000	5,203,422
Bank of America Corp.	4.00%		1/22/2025	4,554,000	4,466,897
BankUnited, Inc.	5.125%		6/11/2030	6,768,000	6,292,299
BNG Bank NV (Netherlands)†(c)	4.75%		5/22/2024	35,062,000	34,967,781
BNP Paribas SA (France)†(c)	4.375% (5 Yr. Swap rate + 1.48%	)#	3/1/2033	9,174,000	8,068,657
Citigroup, Inc.	3.887% (3 Mo. LIBOR + 1.56%	)#	1/10/2028	13,692,000	12,923,599
Citigroup, Inc.	3.98% (3 Mo. LIBOR + 1.34%	)#	3/20/2030	26,656,000	24,401,036
Citigroup, Inc.	4.14% (SOFR + 1.37%	)#	5/24/2025	3,361,000	3,299,834
Danske Bank A/S (Denmark)†(c)	3.773% (1 Yr. Treasury CMT + 1.45%	)#	3/28/2025	12,311,000	11,857,160
Danske Bank A/S (Denmark)†(c)	4.375%		6/12/2028	200,000	182,101
Goldman Sachs Group, Inc. (The)	2.383% (SOFR + 1.25%	)#	7/21/2032	8,763,000	6,928,788
JPMorgan Chase & Co.	2.963% (SOFR + 1.26%	)#	1/25/2033	8,363,000	6,902,213
JPMorgan Chase & Co.	3.54% (3 Mo. LIBOR + 1.38%	)#	5/1/2028	14,941,000	13,890,116
JPMorgan Chase & Co.	3.782% (3 Mo. LIBOR + 1.34%	)#	2/1/2028	11,047,000	10,416,719
Macquarie Bank Ltd. (Australia)†(c)	3.624%		6/3/2030	2,821,000	2,287,871
Macquarie Group Ltd. (Australia)†(c)	2.691% (SOFR + 1.44%	)#	6/23/2032	11,002,000	8,540,876
Macquarie Group Ltd. (Australia)†(c)	4.654% (3 Mo. LIBOR + 1.73%	)#	3/27/2029	9,640,000	9,029,324
Morgan Stanley	2.239% (SOFR + 1.18%	)#	7/21/2032	7,562,000	5,903,128
Morgan Stanley	2.484% (SOFR + 1.36%	)#	9/16/2036	6,328,000	4,708,602
Morgan Stanley	4.431% (3 Mo. LIBOR + 1.63%	)#	1/23/2030	23,303,000	22,064,196

See Notes to Financial Statements.	347

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Royal Bank of Canada	6.00%		11/1/2027	$7,909,000	$8,233,623
Santander UK Group Holdings plc (United Kingdom)(c)	3.373% (3 Mo. LIBOR + 1.08%	)#	1/5/2024	10,249,000	10,227,148
State Street Corp.	4.164% (SOFR + 1.73%	)#	8/4/2033	5,502,000	5,126,933
Toronto-Dominion Bank (The) (Canada)(c)	4.456%		6/8/2032	5,557,000	5,320,498
UBS AG (Switzerland)(c)	5.125%		5/15/2024	9,363,000	9,214,400
US Bancorp	4.967% (SOFR + 2.11%	)#	7/22/2033	12,314,000	11,801,452
Wells Fargo & Co.	2.188% (SOFR + 2.00%	)#	4/30/2026	7,724,000	7,197,526
Wells Fargo & Co.	2.393% (SOFR + 2.10%	)#	6/2/2028	20,155,000	17,837,462
Wells Fargo & Co.	3.35% (SOFR + 1.50%	)#	3/2/2033	8,054,000	6,895,670
Wells Fargo & Co.	3.584% (3 Mo. LIBOR + 1.31%	)#	5/22/2028	10,914,000	10,133,789
Westpac Banking Corp. (Australia)(c)	2.894% (5 Yr. Treasury CMT+ 1.35%	)#	2/4/2030	5,605,000	5,100,174
Westpac Banking Corp. (Australia)(c)	4.322% (USD ICE 5 Yr. Swap rate + 2.24%	)#	11/23/2031	17,998,000	16,446,059
Total					351,696,365

Biotechnology 0.10%
Baxalta, Inc.	4.00%		6/23/2025	2,896,000	2,848,960

Chemicals 0.46%
CVR Partners LP/CVR Nitrogen Finance Corp.†	6.125%		6/15/2028	3,972,000	3,590,549
International Flavors & Fragrances, Inc.†	1.23%		10/1/2025	11,389,000	10,075,163
Total					13,665,712

Coal 0.11%
SunCoke Energy, Inc.†	4.875%		6/30/2029	3,791,000	3,218,065

Commercial Services 0.55%
Adani Ports & Special Economic Zone Ltd. (India)(c)	4.00%		7/30/2027	3,580,000	3,125,128
Gartner, Inc.†	3.75%		10/1/2030	1,968,000	1,705,125
Global Payments, Inc.	4.00%		6/1/2023	10,971,000	10,888,844
United Rentals North America, Inc.	4.00%		7/15/2030	855,000	742,798
Total					16,461,895

348	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Computers 0.25%
Condor Merger Sub, Inc.†	7.375%		2/15/2030		$3,764,000	$3,088,405
Dell International LLC/EMC Corp.	8.35%		7/15/2046		3,674,000	4,305,698
Total						7,394,103

Cosmetics/Personal Care 0.11%
GSK Consumer Healthcare Capital US LLC	3.625%		3/24/2032		3,778,000	3,337,596

Diversified Financial Services 3.54%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(c)	3.50%		1/15/2025		10,075,000	9,615,029
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(c)	4.875%		1/16/2024		2,348,000	2,315,711
Aircastle Ltd.†	2.85%		1/26/2028		6,857,000	5,589,252
Ally Financial, Inc.	8.00%		11/1/2031		5,556,000	5,969,595
American Express Co.	4.42% (SOFR + 1.76%	)#	8/3/2033		6,231,000	5,913,932
Aviation Capital Group LLC†	1.95%		1/30/2026		4,918,000	4,292,518
Aviation Capital Group LLC†	5.50%		12/15/2024		11,453,000	11,220,162
Avolon Holdings Funding Ltd. (Ireland)†(c)	2.125%		2/21/2026		11,378,000	9,743,175
Avolon Holdings Funding Ltd. (Ireland)†(c)	4.25%		4/15/2026		5,671,000	5,148,840
CPPIB Capital, Inc. (Canada)†(c)	4.753% (SOFR + 1.25%	)#	4/4/2025		22,800,000	23,256,254
Intercontinental Exchange, Inc.	4.00%		9/15/2027		15,805,000	15,475,284
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%		3/15/2027		3,127,000	2,991,151
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%		4/15/2045		4,780,000	4,017,658
Total						105,548,561

Electric 3.90%
AEP Transmission Co. LLC	4.50%		6/15/2052		6,966,000	6,238,978
AES Corp. (The)†	3.95%		7/15/2030		6,812,000	5,978,688
Alfa Desarrollo SpA (Chile)†(c)	4.55%		9/27/2051		5,756,936	4,231,406
Ausgrid Finance Pty Ltd. (Australia)†(c)	4.35%		8/1/2028		6,077,000	5,678,191
Calpine Corp.†	5.00%		2/1/2031		4,293,000	3,717,981
Constellation Energy Generation LLC	6.25%		10/1/2039		5,767,000	6,023,725
Consumers Energy Co.	4.20%		9/1/2052		3,402,000	2,959,568
Duke Energy Corp.	4.50%		8/15/2032		11,256,000	10,691,128
Enel Finance International NV (b)	0.50%		6/17/2030	EUR	9,430,000	7,762,010
Indianapolis Power & Light Co.†	5.65%		12/1/2032		$9,456,000	9,815,834
Minejesa Capital BV (Netherlands)†(c)	4.625%		8/10/2030		7,792,000	6,818,000

See Notes to Financial Statements.	349

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Electric (continued)
NextEra Energy Capital Holdings, Inc.	4.255%	9/1/2024		$379,000	$374,262
NextEra Energy Capital Holdings, Inc.	5.00%	7/15/2032		9,681,000	9,684,179
NRG Energy, Inc.†	4.45%	6/15/2029		3,410,000	3,143,401
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (Indonesia)†(c)	3.00%	6/30/2030		8,195,000	6,596,014
Pike Corp.†	5.50%	9/1/2028		3,933,000	3,519,838
Southern Co. (The)	4.475%	8/1/2024		13,655,000	13,455,623
Vistra Operations Co. LLC†	3.55%	7/15/2024		9,911,000	9,507,472
Total					116,196,298

Electronics 0.27%
Honeywell International, Inc.(b)	4.125%	11/2/2034	EUR	7,421,000	7,949,290

Entertainment 0.34%
Jacobs Entertainment, Inc.†	6.75%	2/15/2029		$3,610,000	3,252,610
Live Nation Entertainment, Inc.†	4.75%	10/15/2027		3,312,000	2,994,131
Warnermedia Holdings, Inc.†	3.428%	3/15/2024		3,907,000	3,794,653
Total					10,041,394

Environmental Control 0.10%
Madison IAQ LLC†	5.875%	6/30/2029		4,018,000	2,977,298

Food 0.36%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	3.50%	3/15/2029		3,949,000	3,294,364
Kraft Heinz Foods Co.(b)	2.25%	5/25/2028	EUR	7,700,000	7,477,001
Total					10,771,365

Gas 0.93%
CenterPoint Energy Resources Corp.	4.40%	7/1/2032		$7,967,000	7,723,722
National Fuel Gas Co.	5.50%	1/15/2026		7,186,000	7,205,485
NiSource, Inc.	2.95%	9/1/2029		6,584,000	5,779,045
ONE Gas, Inc.	1.10%	3/11/2024		3,029,000	2,883,237
Southwest Gas Corp.	4.05%	3/15/2032		4,810,000	4,201,634
Total					27,793,123

Health Care-Products 0.64%
GE Healthcare Holding LLC†	5.65%	11/15/2027		7,257,000	7,404,799
Medline Borrower LP†	3.875%	4/1/2029		3,938,000	3,390,165
PerkinElmer, Inc.	0.85%	9/15/2024		8,876,000	8,206,932
Total					19,001,896

350	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Health Care-Services 2.23%
Centene Corp.	3.375%	2/15/2030	$13,904,000	$11,861,406
Centene Corp.	4.25%	12/15/2027	4,989,000	4,690,733
Elevance Health, Inc.	2.25%	5/15/2030	2,498,000	2,088,587
Elevance Health, Inc.	2.875%	9/15/2029	8,500,000	7,514,237
Elevance Health, Inc.	5.50%	10/15/2032	7,051,000	7,285,364
Humana, Inc.	1.35%	2/3/2027	9,338,000	8,060,721
Humana, Inc.	5.875%	3/1/2033	8,936,000	9,309,650
Tenet Healthcare Corp.†	4.875%	1/1/2026	4,000,000	3,801,960
UnitedHealth Group, Inc.	4.00%	5/15/2029	4,647,000	4,468,396
UnitedHealth Group, Inc.	5.25%	2/15/2028	7,285,000	7,498,166
Total				66,579,220

Home Builders 0.11%
Toll Brothers Finance Corp.	3.80%	11/1/2029	3,800,000	3,210,868

Insurance 0.63%
Assurant, Inc.	2.65%	1/15/2032	3,488,000	2,596,768
First American Financial Corp.	2.40%	8/15/2031	5,418,000	4,020,032
GA Global Funding Trust†	3.85%	4/11/2025	9,989,000	9,565,389
Metropolitan Life Global Funding I†	4.05%	8/25/2025	2,599,000	2,546,879
Total				18,729,068

Internet 1.19%
Amazon.com, Inc.	4.70%	12/1/2032	19,298,000	19,483,973
Netflix, Inc.	5.875%	11/15/2028	4,150,000	4,202,746
Netflix, Inc.	6.375%	5/15/2029	7,851,000	8,109,769
Prosus NV (Netherlands)†(c)	3.257%	1/19/2027	4,000,000	3,519,392
Total				35,315,880

Leisure Time 0.13%
Life Time, Inc.†	5.75%	1/15/2026	4,059,000	3,908,594

Machinery-Diversified 0.43%
nVent Finance Sarl (Luxembourg)(c)	4.55%	4/15/2028	13,974,000	12,937,986

Media 1.86%
AMC Networks, Inc.	4.25%	2/15/2029	3,729,000	2,783,922
CCO Holdings LLC/CCO Holdings Capital Corp.†	4.75%	3/1/2030	5,581,000	4,804,951
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.00%	2/1/2028	1,951,000	1,796,734
Charter Communications Operating LLC/Charter Communications Operating Capital	2.25%	1/15/2029	13,371,000	10,950,243

See Notes to Financial Statements.	351

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Media (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital	6.484%	10/23/2045	$5,014,000	$4,730,356
Comcast Corp.	5.50%	11/15/2032	14,309,000	15,011,653
FactSet Research Systems, Inc.	3.45%	3/1/2032	9,354,000	7,892,406
Time Warner Cable Enterprises LLC	8.375%	7/15/2033	4,078,000	4,580,928
Time Warner Cable LLC	7.30%	7/1/2038	2,682,000	2,746,412
Total				55,297,605

Mining 0.98%
Alcoa Nederland Holding BV (Netherlands)†(c)	4.125%	3/31/2029	4,011,000	3,522,460
Alcoa Nederland Holding BV (Netherlands)†(c)	6.125%	5/15/2028	2,749,000	2,671,971
Anglo American Capital plc (United Kingdom)†(c)	4.00%	9/11/2027	13,792,000	12,943,178
FMG Resources August 2006 Pty Ltd. (Australia)†(c)	4.375%	4/1/2031	3,984,000	3,361,101
Glencore Funding LLC†	4.875%	3/12/2029	6,901,000	6,658,283
Total				29,156,993

Multi-National 0.32%
Inter-American Investment Corp.	2.625%	4/22/2025	10,000,000	9,604,707

Oil & Gas 3.19%
California Resources Corp.†	7.125%	2/1/2026	2,119,000	2,063,397
Callon Petroleum Co.†	8.00%	8/1/2028	3,955,000	3,912,029
Comstock Resources, Inc.†	6.75%	3/1/2029	3,889,000	3,802,723
Continental Resources, Inc.†	5.75%	1/15/2031	16,850,000	15,810,306
Diamondback Energy, Inc.	3.125%	3/24/2031	11,675,000	9,835,760
Diamondback Energy, Inc.	3.50%	12/1/2029	3,689,000	3,287,191
EQT Corp.	7.00%	2/1/2030	15,389,000	16,211,213
Laredo Petroleum, Inc.	9.50%	1/15/2025	3,449,000	3,454,053
MEG Energy Corp. (Canada)†(c)	5.875%	2/1/2029	2,270,000	2,156,625
Occidental Petroleum Corp.	6.125%	1/1/2031	1,650,000	1,676,070
Occidental Petroleum Corp.	6.625%	9/1/2030	10,419,000	10,882,645
OGX Austria GmbH (Brazil)†(c)(e)	8.50%	6/1/2018	1,730,000	35
Ovintiv, Inc.	6.50%	2/1/2038	5,988,000	6,103,602
Petroleos Mexicanos (Mexico)(c)	6.70%	2/16/2032	11,050,000	8,563,715
Range Resources Corp.	8.25%	1/15/2029	3,803,000	3,972,119
SM Energy Co.	6.75%	9/15/2026	3,462,000	3,398,628
Total				95,130,111

Oil & Gas Services 0.10%
Weatherford International Ltd.†	8.625%	4/30/2030	3,177,000	3,050,540

352	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Pharmaceuticals 1.62%
AbbVie, Inc.	3.20%		11/21/2029	$8,050,000	$7,357,351
Bayer Corp.†	6.65%		2/15/2028	3,872,000	3,995,314
Cigna Corp.	2.40%		3/15/2030	13,182,000	11,208,923
CVS Health Corp.	3.25%		8/15/2029	21,067,000	19,049,679
Option Care Health, Inc.†	4.375%		10/31/2029	3,900,000	3,327,158
Organon & Co./Organon Foreign Debt Co-Issuer BV†	4.125%		4/30/2028	3,832,000	3,452,555
Total					48,390,980

Pipelines 1.68%
Buckeye Partners LP	6.375% (3 Mo. LIBOR + 4.02%	)#	1/22/2078	3,812,000	3,023,678
Cheniere Energy Partners LP	3.25%		1/31/2032	4,113,000	3,352,116
CNX Midstream Partners LP†	4.75%		4/15/2030	3,860,000	3,223,789
Eastern Gas Transmission & Storage, Inc.	3.00%		11/15/2029	4,956,000	4,331,584
EIG Pearl Holdings Sarl (Luxembourg)†(c)	3.545%		8/31/2036	8,400,000	6,992,681
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates)†(c)	3.25%		9/30/2040	9,000,000	6,931,827
Kinder Morgan Energy Partners LP	4.25%		9/1/2024	7,507,000	7,398,638
NGPL PipeCo LLC†	3.25%		7/15/2031	3,986,000	3,268,542
Sabine Pass Liquefaction LLC	5.625%		3/1/2025	8,107,000	8,130,545
Venture Global Calcasieu Pass LLC†	4.125%		8/15/2031	3,761,000	3,248,150
Total					49,901,550

Real Estate 0.09%
American Tower Corp.	2.95%		1/15/2025	2,739,000	2,615,289

REITS 1.10%
American Tower Corp.	2.40%		3/15/2025	5,260,000	4,953,199
American Tower Corp.	3.80%		8/15/2029	5,139,000	4,706,580
Crown Castle, Inc.	3.30%		7/1/2030	9,417,000	8,291,656
EPR Properties	4.95%		4/15/2028	6,790,000	5,897,473
Invitation Homes Operating Partnership LP	2.30%		11/15/2028	4,124,000	3,413,996
VICI Properties LP/VICI Note Co., Inc.†	5.625%		5/1/2024	5,519,000	5,472,496
Total					32,735,400

Retail 0.12%
Murphy Oil USA, Inc.	4.75%		9/15/2029	2,233,000	2,066,195
Party City Holdings, Inc.†	8.75%		2/15/2026	3,835,000	1,455,651
Total					3,521,846

See Notes to Financial Statements.	353

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Semiconductors 0.59%
Advanced Micro Devices, Inc.	3.924%		6/1/2032		$6,515,000	$6,156,812
Advanced Micro Devices, Inc.	4.393%		6/1/2052		5,674,000	5,048,847
Broadcom, Inc.†	4.15%		4/15/2032		7,226,000	6,377,712
Total						17,583,371

Software 0.95%
Oracle Corp.	2.875%		3/25/2031		22,283,000	18,661,531
Oracle Corp.	6.25%		11/9/2032		3,196,000	3,375,536
Workday, Inc.	3.80%		4/1/2032		7,018,000	6,277,015
Total						28,314,082

Sovereign 0.72%
Export Finance & Insurance Corp.†	4.625%		10/26/2027		7,913,000	8,026,128
Svensk Exportkredit AB	4.625%		11/28/2025		13,408,000	13,488,849
Total						21,514,977

Telecommunications 1.57%
Frontier Communications Holdings LLC†	5.00%		5/1/2028		3,891,000	3,467,037
Sprint Capital Corp.	6.875%		11/15/2028		5,781,000	6,133,121
Sprint Capital Corp.	8.75%		3/15/2032		6,302,000	7,543,336
T-Mobile USA, Inc.	3.50%		4/15/2025		7,724,000	7,482,165
T-Mobile USA, Inc.	3.875%		4/15/2030		14,614,000	13,436,118
Verizon Communications, Inc.(b)	4.25%		10/31/2030	EUR	8,046,000	8,765,438
Total						46,827,215
Total Corporate Bonds (cost $1,469,550,738)						1,353,287,909

FLOATING RATE LOANS(f) 1.20%

Advertising 0.48%
Lamar Media Corporation 2020 Term Loan B	5.102% (3 Mo. LIBOR + 1.50%	)	2/5/2027		$14,571,614	14,173,226

Airlines 0.17%
American Airlines, Inc. 2021 Term Loan (Cayman Islands)(c)	8.993% (3 Mo. LIBOR + 4.75%	)	4/20/2028		4,951,363	4,929,701

Commercial Services 0.10%
Amentum Government Services Holdings LLC Term Loan B	–		1/29/2027		3,161,458	3,124,579

354	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Diversified Financial Services 0.10%
Jane Street Group, LLC 2021 Term Loan	6.821% (1 Mo. LIBOR + 2.75%	)	1/26/2028	$3,006,591	$2,928,615

Pharmaceuticals 0.25%
Jazz Financing Lux S.a.r.l. USD Term Loan (Luxembourg)(c)	7.571% (1 Mo. LIBOR + 3.50%	)	5/5/2028	3,042,378	3,024,079
Packaging Coordinators Midco, Inc. 2020 1st Lien Term Loan	7.174% (3 Mo. LIBOR + 3.50%	)	11/30/2027	4,721,480	4,563,098
Total					7,587,177

Software 0.10%
Playtika Holding Corp 2021 Term Loan (Ireland)(c)	6.821% (1 Mo. LIBOR + 2.75%	)	3/13/2028	3,112,120	3,040,152
Total Floating Rate Loans (cost $36,412,734)					35,783,450

FOREIGN GOVERNMENT OBLIGATIONS(c) 2.63%

Canada 0.53%
Province of Ontario Canada	3.10%		5/19/2027	16,610,000	15,897,900

France 0.72%
Caisse d’Amortissement de la Dette Sociale†	4.625%		11/2/2025	21,283,000	21,452,276

Japan 0.64%
Japan Bank for International Cooperation	3.875%		9/16/2025	11,026,000	10,827,280
Japan International Cooperation Agency	3.25%		5/25/2027	8,706,000	8,254,784
Total					19,082,064

Nigeria 0.12%
Republic of Nigeria†	7.143%		2/23/2030	4,615,000	3,577,179

Norway 0.48%
Kommunalbanken AS†	2.054% (SOFR + 1.00%	)#	6/17/2026	13,940,000	14,180,754

Senegal 0.09%
Republic of Senegal†	6.25%		5/23/2033	3,380,000	2,838,524

Sri Lanka 0.05%
Sri Lanka Government International Bond†	5.875%		7/25/2022	4,250,000	1,358,498
Total Foreign Government Obligations (cost $82,814,173)					78,387,195

See Notes to Financial Statements.	355

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 1.23%
Freddie Mac Multifamily Structured Pass Through Certificates A2	2.58%		5/25/2032	$13,677,000	$11,796,684
Freddie Mac Multifamily Structured Pass Through Certificates A2	3.53%		8/25/2032	5,076,000	4,749,183
Freddie Mac Multifamily Structured Pass Through Certificates A2	3.71%		9/25/2032	7,381,000	6,992,843
Freddie Mac Multifamily Structured Pass Through Certificates A2	3.123%	#(g)	8/25/2032	13,216,000	11,897,145
Freddie Mac Multifamily Structured Pass Through Certificates Q001 XA	2.117%	#(g)	2/25/2032	15,300,626	1,256,340
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $36,532,739)					36,692,195

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 28.87%
Fannie Mae or Freddie Mac(h)	2.00%		TBA	56,602,000	46,678,899
Fannie Mae or Freddie Mac(h)	3.00%		TBA	52,359,000	46,388,875
Fannie Mae or Freddie Mac(h)	3.50%		TBA	42,612,000	39,039,916
Fannie Mae or Freddie Mac(h)	4.00%		TBA	45,155,000	43,268,636
Fannie Mae or Freddie Mac(h)	4.50%		TBA	59,922,000	58,897,439
Fannie Mae or Freddie Mac(h)	5.00%		TBA	36,084,000	36,479,633
Fannie Mae or Freddie Mac(h)	5.50%		TBA	13,095,000	13,240,587
Fannie Mae or Freddie Mac(h)	6.00%		TBA	30,543,000	31,208,566
Fannie Mae or Freddie Mac(h)	6.50%		TBA	28,704,000	29,529,655
Fannie Mae Pool	2.00%		6/1/2051	14,127,232	11,689,867
Fannie Mae Pool	2.50%		8/1/2050 - 5/1/2052	169,653,623	147,671,639
Fannie Mae Pool	3.00%		12/1/2048 - 1/1/2051	31,877,431	28,719,202
Fannie Mae Pool	3.50%		7/1/2045 - 4/1/2052	22,682,447	21,055,040
Fannie Mae Pool	4.00%		5/1/2052 - 6/1/2052	26,095,826	24,974,398
Fannie Mae Pool	5.00%		7/1/2052 - 8/1/2052	23,305,824	23,464,274
Federal Farm Credit Banks Funding Corp.	4.01% (SOFR + 1.19%	)#	11/25/2024	7,778,000	7,777,942
Freddie Mac Pool	2.00%		10/1/2051	11,187,930	9,246,311
Freddie Mac Pool	2.50%		11/1/2050 - 5/1/2052	21,287,028	18,410,699
Freddie Mac Pool	3.50%		2/1/2046	6,138,234	5,758,734
Freddie Mac Pool	4.50%		8/1/2052	15,360,971	15,110,610

356	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Freddie Mac Pool	5.00%		7/1/2052 - 8/1/2052	$32,360,048	$32,562,756
Ginnie Mae(h)	3.00%		TBA	7,592,000	6,865,634
Ginnie Mae(h)	3.50%		TBA	9,275,000	8,618,504
Ginnie Mae(h)	4.00%		TBA	20,040,000	19,139,122
Ginnie Mae(h)	4.50%		TBA	28,066,000	27,498,282
Ginnie Mae(h)	5.00%		TBA	33,701,000	33,672,038
Ginnie Mae(h)	5.50%		TBA	35,229,000	35,645,322
Ginnie Mae(h)	6.00%		TBA	36,468,000	37,185,904
Total Government Sponsored Enterprises Pass-Throughs (cost $865,003,881)					859,798,484

MUNICIPAL BONDS 0.46%

Government
Foothill-Eastern Transportation Corridor Agency	4.094%		1/15/2049	4,178,000	3,252,433
New Jersey Transportation Trust Fund Authority	4.131%		6/15/2042	7,170,000	5,801,040
New York City Transitional Finance Authority Future B3	1.95%		8/1/2034	4,200,000	2,984,966
Regents of the University of California Medical Center	3.006%		5/15/2050	2,380,000	1,620,539
Total Municipal Bonds (cost $18,659,932)					13,658,978

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 8.24%
Angel Oak Mortgage Trust 2020-1 A1†	2.466%	#(g)	12/25/2059	451,386	423,181
Angel Oak Mortgage Trust 2021-3 A1†	1.068%	#(g)	5/25/2066	5,102,958	3,996,987
Angel Oak Mortgage Trust 2022-3 A1†	4.00%		1/25/2067	6,827,988	6,214,544
BBCMS Mortgage Trust 2019-BWAY A†	4.831% (1 Mo. LIBOR + .96%	)#	11/15/2034	4,168,000	3,951,866
BBCMS Mortgage Trust 2019-BWAY B†	5.185% (1 Mo. LIBOR + 1.31%	)#	11/15/2034	1,832,000	1,703,238
BHMS 2018-ATLS A†	5.125% (1 Mo. LIBOR + 1.25%	)#	7/15/2035	6,580,000	6,320,316
BHMS 2018-ATLS C†	5.775% (1 Mo. LIBOR + 1.90%	)#	7/15/2035	3,965,000	3,707,360
BRAVO Residential Funding Trust 2021-NQM2 A1†	0.97%	#(g)	3/25/2060	10,870,244	10,218,130
BX Trust 2018-GW A†	4.675% (1 Mo. LIBOR + .80%	)#	5/15/2035	10,503,000	10,186,367
BX Trust 2021-ARIA E†	6.12% (1 Mo. LIBOR + 2.24%	)#	10/15/2036	14,530,000	13,164,565
CF Trust 2019-BOSS A1†	4.75% (1 Mo. LIBOR + 3.25%	)	12/15/2024	4,660,000	4,267,726	(a)
CIM Retail Portfolio Trust 2021-RETL E†	7.626% (1 Mo. LIBOR + 3.75%	)#	8/15/2036	7,987,500	7,237,779

See Notes to Financial Statements.	357

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust 2014-GC25 XB	0.308%	#(g)	10/10/2047	$50,626,000	$178,320
Citigroup Commercial Mortgage Trust 2016-GC36 D†	2.85%		2/10/2049	5,370,000	2,925,710
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA	1.089%	#(g)	8/10/2047	3,200,526	37,124
Commercial Mortgage Pass-Through Certificates 2014-UBS4 D†	4.869%	#(g)	8/10/2047	12,450,000	9,019,821
Commercial Mortgage Pass-Through Certificates 2015-DC1 D†	4.441%	#(g)	2/10/2048	10,551,635	8,556,884
Connecticut Avenue Securities Trust 2021-R01 1M2†	5.071% (1 Mo. SOFR + 1.55%	)#	10/25/2041	7,027,000	6,753,320
Credit Suisse Mortgage Capital Certificates 2014-USA E†	4.373%		9/15/2037	3,000,000	1,999,727
Credit Suisse Mortgage Capital Certificates 2020-SPT1 A1†	1.616%		4/25/2065	866,746	836,759
Credit Suisse Mortgage Capital Certificates Trust 2020-AFC1 A1†	2.24%	#(g)	2/25/2050	1,404,329	1,294,908
CS Master Trust 2021-AHP A†	7.805% (1 Mo. LIBOR + 3.95%	)#	4/15/2025	5,700,000	5,676,602
CS Master Trust 2021-BLUF A†	8.033% (1 Mo. LIBOR + 4.18%	)#	4/15/2023	3,300,000	3,270,059
CSMC 2021-BHAR C†	5.876% (1 Mo. LIBOR + 2.00%	)#	11/15/2038	8,148,000	7,493,259
DBWF Mortgage Trust 2018-GLKS A†	4.969% (1 Mo. LIBOR + 1.03%	)#	12/19/2030	6,500,000	6,284,087
Deephaven Residential Mortgage Trust 2021-3 A1†	1.194%	#(g)	8/25/2066	7,491,488	6,189,509
Freddie Mac STACR REMIC Trust 2021-DNA3 M2†	5.621% (1 Mo. SOFR + 2.10%	)#	10/25/2033	7,725,000	7,295,551
Freddie Mac STACR REMIC Trust 2021-DNA6 M2†	5.047% (1 Mo. SOFR + 1.50%	)#	10/25/2041	6,110,000	5,723,591
Freddie Mac STACR REMIC Trust 2021-DNA7 M2†	5.321% (1 Mo. SOFR + 1.80%	)#	11/25/2041	6,260,000	5,818,653
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA2 M1A†	6.171% (1 Mo. SOFR + 2.65%	)#	7/25/2042	8,119,458	8,073,767
Great Wolf Trust 2019-WOLF A†	4.909% (1 Mo. LIBOR + 1.03%	)#	12/15/2036	10,093,000	9,750,808
GS Mortgage Securities Corp. II 2021-ARDN B†	5.525% (1 Mo. LIBOR + 1.65%	)#	11/15/2036	9,400,000	9,060,768
GS Mortgage Securities Corp. Trust 2018-RIVR A†	4.825% (1 Mo. LIBOR + .95%	)#	7/15/2035	4,372,469	4,089,669

358	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. Trust 2021-ROSS G†	8.526% (1 Mo. LIBOR + 4.65%	)#	5/15/2026	$7,288,000	$6,116,354
GS Mortgage Securities Corp. Trust 2022-AGSS A†	5.989% (1 Mo. Term SOFR + 2.19%	)#	8/15/2039	10,040,000	9,907,454
GS Mortgage Securities Trust 2014-GC26 C	4.672%	#(g)	11/10/2047	135,000	119,876
HONO Mortgage Trust 2021-LULU B†	5.325% (1 Mo. LIBOR + 1.45%	)#	10/15/2036	3,000,000	2,824,116
Hudsons Bay Simon JV Trust 2015-HB10 XB10†	0.723%	#(g)	8/5/2034	19,156,000	2,195
Hudsons Bay Simon JV Trust 2015-HB7 XB7†	0.665%	#(g)	8/5/2034	22,024,000	2,495
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN A†	5.143% (1 Mo. LIBOR + 1.27%	)#	11/15/2035	3,436,000	3,280,700
KIND Trust 2021-KIND D†	6.175% (1 Mo. LIBOR + 2.30%	)#	8/15/2038	6,691,637	6,023,368
Merrill Lynch Mortgage Investors Trust 2006-AF2 AF1	6.25%		10/25/2036	366,462	180,757
New Residential Mortgage Loan Trust 2020-NQM1 A1†	2.464%	#(g)	1/26/2060	497,090	448,210
Ready Capital Mortgage Financing LLC 2021-FL6 C†	5.944% (1 Mo. LIBOR + 1.90%	)#	7/25/2036	6,320,000	5,961,149
Ready Capital Mortgage Financing LLC 2022-FL8 A†	5.197% (1 Mo. SOFR + 1.65%	)#	1/25/2037	12,710,000	12,309,340
Residential Mortgage Loan Trust 2020-1 A1†	2.376%	#(g)	1/26/2060	296,275	277,043
SFAVE Commercial Mortgage Securities Trust 2015-5AVE A1†	3.872%	#(g)	1/5/2043	695,000	488,121
Starwood Mortgage Residential Trust 2020-1 A1†	2.275%	#(g)	2/25/2050	104,600	100,498
Starwood Mortgage Residential Trust 2020-3 A1†	1.486%	#(g)	4/25/2065	2,784,947	2,642,321
Verus Securitization Trust 2020-1 A1†	2.417%		1/25/2060	818,328	772,209
Verus Securitization Trust 2020-5 A1†	1.218%		5/25/2065	3,655,074	3,336,661
Verus Securitization Trust 2021-2 A1†	1.031%	#(g)	2/25/2066	6,534,534	5,427,744
Vista Point Securitization Trust 2020-2 A1†	1.475%	#(g)	4/25/2065	2,018,757	1,773,253
Wells Fargo Commercial Mortgage Trust 2013-LC12 D†	4.431%	#(g)	7/15/2046	3,865,000	1,352,750
WFRBS Commercial Mortgage Trust 2014-C23 XA	0.70%	#(g)	10/15/2057	52,279,806	398,445
Total Non-Agency Commercial Mortgage-Backed Securities (cost $267,862,166)					245,466,014

U.S. TREASURY OBLIGATIONS 10.46%
U.S. Treasury Bond	2.00%		11/15/2041	14,101,000	10,277,756
U.S. Treasury Bond	3.00%		8/15/2052	35,186,000	30,139,008
U.S. Treasury Bond	3.375%		11/15/2048	17,853,000	16,210,663
U.S. Treasury Bond	4.00%		11/15/2042	21,384,000	21,490,920
U.S. Treasury Inflation Indexed Bond(i)	0.125%		2/15/2052	29,602,443	20,536,321

See Notes to Financial Statements.	359

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Inflation Indexed Note(i)	1.625%	10/15/2027	$44,082,720	$44,589,152
U.S. Treasury Note	3.00%	6/30/2024	54,643,000	53,361,237
U.S. Treasury Note	4.125%	10/31/2027	76,020,000	76,996,976
U.S. Treasury Note	4.50%	11/30/2024	37,630,000	37,744,654
Total U.S. Treasury Obligations (cost $310,997,414)				311,346,687
Total Long-Term Investments (cost $3,607,899,352)				3,428,885,519

SHORT-TERM INVESTMENTS 0.93%

REPURCHASE AGREEMENTS 0.93%
Repurchase Agreement dated 11/30/2022, 1.750% due 12/1/2022 with Fixed Income Clearing Corp. collateralized by $29,104,300 of U.S. Treasury Note at 3.00% due 6/30/2024; value: $28,358,502; proceeds: $27,803,782 (cost $27,802,430)			27,802,430	27,802,430
Total Investments in Securities 116.06% (cost $3,635,701,782)				3,456,687,949
Other Assets and Liabilities – Net(j) (16.06)%				(478,327,662)
Net Assets 100.00%				$2,978,360,287

CAD	Canadian Dollar.
EUR	Euro.
CMT	Constant Maturity Rate.
ICE	Intercontinental Exchange.
LIBOR	London Interbank Offered Rate.
REITS	Real Estate Investment Trusts.
SOFR	Secured Overnight Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2022, the total value of Rule 144A securities was $1,138,422,622, which represents 38.22% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2022.
(a)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Foreign security traded in U.S. dollars.
(d)	Security has been fully or partially segregated for open reverse repurchase agreements as of November 30, 2022 (See Note 2(n)).
(e)	Defaulted (non-income producing security).
(f)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2022.
(g)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(h)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.

360	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2022

(i)	Treasury Inflation Protected Security. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.
(j)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

Centrally Cleared Credit Default Swaps on Indexes - Buy Protection at November 30, 2022(1):

Referenced Indexes	Central Clearing Party	Fund Pays (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Value	Unrealized Depreciation(3)
Markit CDX.NA.HY.39(4)(5)	Goldman Sachs	5.00%	12/20/2027	$103,530,000	$4,081,659	$(1,942,090)	$(6,023,749)

Centrally Cleared Credit Default Swaps on Indexes - Sell Protection at November 30, 2022(1):

Referenced Indexes	Central Clearing Party	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Value	Unrealized Appreciation(3)
Markit CDX.NA.EM.38(4)(6)	Goldman Sachs	1.00%	12/20/2027	$62,600,000	$(3,842,648)	$(3,379,773)	$462,875

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments paid (received) by Central Clearing Party are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $462,875. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $6,023,749.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of high yield securities.
(6)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of emerging market securities.

Forward Foreign Currency Exchange Contracts at November 30, 2022:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Euro	Buy	Bank of America	12/12/2022	1,910,000	$1,896,745	$1,989,040	$92,295

See Notes to Financial Statements.	361

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2022

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Canadian dollar	Sell	Toronto Dominion Bank	1/20/2023	22,500,000	$16,348,893	$16,739,982	$(391,089)
Euro	Sell	Bank of America	12/12/2022	7,273,000	7,569,615	7,573,971	(4,356)
Euro	Sell	Bank of America	12/12/2022	3,387,000	3,490,405	3,527,161	(36,756)
Euro	Sell	Bank of America	12/12/2022	7,240,000	7,462,565	7,539,606	(77,041)
Euro	Sell	Morgan Stanley	12/12/2022	1,728,000	1,792,906	1,799,508	(6,602)
Euro	Sell	Morgan Stanley	12/12/2022	4,057,000	4,187,720	4,224,887	(37,167)
Euro	Sell	State Street Bank and Trust	12/12/2022	1,910,000	1,920,792	1,989,040	(68,248)
Euro	Sell	State Street Bank and Trust	12/12/2022	7,341,000	7,323,057	7,644,785	(321,728)
Total Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(942,987)

Futures Contracts at November 30, 2022:

Type	Expiration	Contracts	Position	Notional Amount		Notional Value		Unrealized Appreciation
U.S. 10-Year Treasury Note	March 2023	181	Long		$20,436,060		$20,543,500	$107,440
U.S. 2-Year Treasury Note	March 2023	704	Long		144,205,302		144,573,001	367,699
U.S. 5-Year Treasury Note	March 2023	689	Long		74,381,281		74,804,945	423,664
U.S. Long Bond	March 2023	1,382	Long		174,821,242		175,514,000	692,758
U.S. Ultra Treasury Bond	March 2023	558	Long		75,752,646		76,044,938	292,292
Total Unrealized Appreciation on Futures Contracts								$1,883,853

Type	Expiration	Contracts	Position		Notional Amount		Notional Value	Unrealized Depreciation
Euro-Bund	December 2022	95	Short	EUR	(13,314,639)	EUR	(13,383,600)	$(71,761)
U.S. 10-Year Ultra Treasury Bond	March 2023	1,685	Short		$(200,692,970)		$(201,620,782)	(927,812)
Total Unrealized Depreciation on Futures Contracts								$(999,573)

Reverse Repurchase Agreement Payable as of November 30, 2022:

Counterparty	Principal	Collateral Held by Counterparty	Interest Rate(1)	Trade Date	Maturity Date(2)	Fair Value(3)
Barclays Bank plc	$77,875	$89,002 principal, American Airlines Group, Inc. at 3.75% due 3/1/2025, $78,026 fair value	(10.00%)	07/22/2022	On Demand	$75,084

(1)	The negative interest rate on the reverse repurchase agreement results in interest income to the Fund.
(2)	This reverse repurchase agreement has no stated maturity and may be terminated by either party at any time.
(3)	Total fair value of reverse repurchase agreement is presented net of interest receivable of $2,791.

362	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2022

The following is a summary of the inputs used as of November 30, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Credit Card	$–	$65,188,455	$5,336,011	$70,524,466
Other	–	289,413,189	5,641,510	295,054,699
Remaining Industries	–	128,885,442	–	128,885,442
Corporate Bonds	–	1,353,287,909	–	1,353,287,909
Floating Rate Loans	–	35,783,450	–	35,783,450
Foreign Government Obligations	–	78,387,195	–	78,387,195
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	36,692,195	–	36,692,195
Government Sponsored Enterprises Pass-Throughs	–	859,798,484	–	859,798,484
Municipal Bonds	–	13,658,978	–	13,658,978
Non-Agency Commercial Mortgage-Backed Securities	–	232,251,627	13,214,387	245,466,014
U.S. Treasury Obligations	–	311,346,687	–	311,346,687
Short-Term Investments
Repurchase Agreements	–	27,802,430	–	27,802,430
Total	$–	$3,432,496,041	$24,191,908	$3,456,687,949
Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$–	$–	$–
Liabilities	–	(5,321,863)	–	(5,321,863)
Forward Foreign Currency Exchange Contracts
Assets	–	92,295	–	92,295
Liabilities	–	(942,987)	–	(942,987)
Futures Contracts
Assets	1,883,853	–	–	1,883,853
Liabilities	(999,573)	–	–	(999,573)
Reverse Repurchase Agreements
Assets	–	–	–	–
Liabilities	–	(75,084)	–	(75,084)
Total	$884,280	$(6,247,639)	$–	$(5,363,359)

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

See Notes to Financial Statements.	363

Schedule of Investments (concluded)

TOTAL RETURN FUND November 30, 2022

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset-Backed Securities	Floating Rate Loans	Non-Agency Commercial Mortgage-Backed Securities
Balance as of December 1, 2021	$48,589,169	$1,003,444	$25,240,048
Accrued Discounts (Premiums)	499	26	–
Realized Gain (Loss)	(23,203)	4,991	–
Change in Unrealized Appreciation (Depreciation)	(1,797,638)	(5,017)	(35,661)
Purchases	2,803,500	–	–
Sales	(3,786,797)	(1,003,444)	(11,990,000)
Transfers into Level 3(a)	4,118,070	–	–
Transfers out of Level 3(a)	(38,926,079)	–	–
Balance as of November 30, 2022	$10,977,521	–	$13,214,387
Change in unrealized appreciation/depreciation for the year ended November 30, 2022, related to Level 3 investments held at November 30, 2022	$(1,797,638)	$–	$(137,996)

(a)	The Fund recognizes transfers within the fair value hierarchy as of the beginning of the period. Transfers into and out of Level 3 were primarily related to the availability of market quotations in accordance with valuation methodology.

364	See Notes to Financial Statements.

Schedule of Investments

ULTRA SHORT BOND FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 87.92%

ASSET-BACKED SECURITIES 24.48%

Automobiles 11.10%
Arivo Acceptance Auto Loan Receivables Trust 2021-1A A†	1.19%	1/15/2027	$5,309,652	$5,114,866
Avid Automobile Receivables Trust 2021-1 A†	0.61%	1/15/2025	2,392,952	2,380,992
Avis Budget Rental Car Funding AESOP LLC 2019-3A A†	2.36%	3/20/2026	7,545,000	7,011,781
Carmax Auto Owner Trust 2019-2 A3	2.68%	3/15/2024	541,032	541,300
CarMax Auto Owner Trust 2020-2 A3	1.70%	11/15/2024	1,309,821	1,299,052
Carvana Auto Receivables Trust 2020-P1 A3	0.44%	6/9/2025	7,233,132	7,120,920
Carvana Auto Receivables Trust 2021-N1 B	1.09%	1/10/2028	14,223,714	13,261,316
Carvana Auto Receivables Trust 2022-P3 A2	4.42%	12/10/2025	23,820,000	23,632,644
CPS Auto Receivables Trust 2021-D A†	0.61%	10/15/2025	15,243,220	15,032,862
CPS Auto Receivables Trust 2022-A A†	0.98%	4/16/2029	15,030,651	14,763,172
CPS Auto Receivables Trust 2022-C A†	4.18%	4/15/2030	18,759,121	18,557,466
Donlen Fleet Lease Funding 2 LLC 2021-2 A2†	0.56%	12/11/2034	51,298,346	49,442,115
Drive Auto Receivables Trust 2019-3 C	2.90%	8/15/2025	129,018	128,873
Exeter Automobile Receivables Trust 2022-4A A2	3.99%	8/15/2024	25,750,000	25,696,391
Exeter Automobile Receivables Trust 2022-4A A3	4.33%	2/17/2026	19,895,000	19,634,738
Exeter Automobile Receivables Trust 2022-6A A2	6.23%	11/17/2025	9,650,000	9,649,909	(a)
First Investors Auto Owner Trust 2021-2A A†	0.48%	3/15/2027	63,517,335	61,538,065
First Investors Auto Owners Trust 2022-2A A	6.26%	7/15/2027	25,425,692	25,382,000
Flagship Credit Auto Trust 2021-2 B†	0.93%	6/15/2027	10,000,000	9,468,444
Flagship Credit Auto Trust 2022-2 A2†	3.28%	8/15/2025	60,706,997	59,976,674
Flagship Credit Auto Trust 2022-3 A2†	4.06%	10/15/2025	25,670,000	25,415,084
Foursight Capital Automobile Receivables Trust 2021-2 A3†	0.81%	5/15/2026	10,885,000	10,532,141
GLS Auto Receivables Issuer Trust 2021-1A B†	0.82%	4/15/2025	3,733,416	3,722,356
GLS Auto Receivables Issuer Trust 2021-1A C†	1.20%	1/15/2027	14,600,000	14,293,434
GLS Auto Receivables Issuer Trust 2021-3A B†	0.78%	11/17/2025	31,525,000	30,496,418
GLS Auto Receivables Issuer Trust 2021-3A C†	1.11%	9/15/2026	25,348,000	23,667,836
GLS Auto Receivables Trust 2021-2A B†	0.77%	9/15/2025	25,132,560	24,777,668
GLS Auto Receivables Trust 2021-2A C†	1.08%	6/15/2026	21,660,000	20,620,030
Hertz Vehicle Financing III LLC 2022-1A A†	1.99%	6/25/2026	12,150,000	11,128,253
Hertz Vehicle Financing LLC 2021-1A A†	1.21%	12/26/2025	27,730,000	25,446,127
Honda Auto Receivables Owner Trust 2022-2 A2	3.81%	3/18/2025	64,800,000	64,019,976
Honda Auto Receivables Owner Trust 2022-C A2A	3.83%	8/15/2025	60,000,000	59,284,314

See Notes to Financial Statements.	365

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Automobiles (continued)
Hyundai Auto Lease Securitization Trust 2020-B A3†	0.51%		9/15/2023	$2,819,932	$2,815,439
OneMain Direct Auto Receivables Trust 2021-1A A†	0.87%		7/14/2028	34,360,000	31,581,729
OneMain Direct Auto Receivables Trust 2021-1A B†	1.26%		7/14/2028	34,347,000	29,747,404
Santander Consumer Auto Receivables Trust 2021-AA A3†	0.33%		10/15/2025	16,408,063	16,079,844
Santander Drive Auto Receivables Trust 2021-2 C	0.90%		6/15/2026	15,410,000	14,990,329
Santander Drive Auto Receivables Trust 2022-2 A3	2.98%		10/15/2026	69,306,000	67,682,133
Santander Drive Auto Receivables Trust 2022-3 A2	2.76%		3/17/2025	48,664,019	48,395,550
Santander Retail Auto Lease Trust 2021-A B†	0.92%		3/20/2026	24,305,000	22,929,891
Santander Retail Auto Lease Trust 2021-C A2†	0.29%		4/22/2024	2,785,316	2,776,582
Santander Retail Auto Lease Trust 2021-C A3†	0.50%		3/20/2025	21,255,000	20,569,224
Santander Retail Auto Lease Trust 2022-A A2†	0.97%		3/20/2025	27,156,357	26,452,981
Tesla Auto Lease Trust 2020-A A2†	0.55%		5/22/2023	–	0
Tesla Auto Lease Trust 2021-A A3†	0.56%		3/20/2025	40,000,000	38,637,064
Tesla Auto Lease Trust 2021-A B†	1.02%		3/20/2025	22,250,000	21,191,405
Tricolor Auto Securitization Trust 2021-1A A†	0.74%		4/15/2024	1,310,090	1,307,614
Tricolor Auto Securitization Trust 2022-1A A†	3.30%		2/18/2025	20,419,293	20,156,123
Volkswagen Auto Lease Trust 2020-A A3	0.39%		1/22/2024	18,955,731	18,819,263
Volkswagen Auto Lease Trust 2022-A A3	3.44%		7/21/2025	39,700,000	38,645,489
Westlake Automobile Receivables Trust 2021-1A C†	0.95%		3/16/2026	87,800,000	83,933,323
Westlake Automobile Receivables Trust 2021-2A D†	1.23%		12/15/2026	30,025,000	27,414,500
World Omni Automobile Lease Securitization Trust 2022-A A3	3.21%		2/18/2025	23,900,000	23,364,176
Total					1,240,527,280

Credit Card 0.33%
American Express Credit Account Master Trust 2022-2 A	3.39%		5/15/2027	38,535,000	37,274,528

Other 12.82%
Affirm Asset Securitization Trust 2022-X1 A†	1.75%		2/15/2027	38,708,855	37,571,880
Amur Equipment Finance Receivables VII LLC 2019-1A A2†	2.63%		6/20/2024	587,753	586,601
Apidos CLO XXIV 2016-24A A1AL†	5.193% (3 Mo. LIBOR + .95%	)#	10/20/2030	60,000,000	58,937,928
Aqua Finance Trust 2021-A A†	1.54%		7/17/2046	22,795,890	20,833,385
Atalaya Equipment Leasing Trust 2021-1A A2†	1.23%		5/15/2026	19,004,208	18,421,443
Atrium IX-9A AR2†	5.726% (3 Mo. LIBOR + .99%	)#	5/28/2030	40,419,546	39,636,938

366	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Avant Loans Funding Trust 2021-REV1 A†	1.21%		7/15/2030	$6,050,000	$5,731,291
BDS Ltd. 2020-FL5 A†	5.175% (1 Mo. Term SOFR + 1.26%	)#	2/16/2037	4,432,744	4,380,371
Benefit Street Partners CLO V-B Ltd. 2018-5BA A1A†	5.333% (3 Mo. LIBOR + 1.09%	)#	4/20/2031	15,000,000	14,724,667
BlueMountain Fuji US CLO I Ltd. 2017-1A A1R†	5.223% (3 Mo. LIBOR + .98%	)#	7/20/2029	59,874,928	58,675,224
Carlyle Global Market Strategies CLO Ltd. 2015-1A AR3†	5.223% (3 Mo. LIBOR + .98%	)#	7/20/2031	24,259,378	23,686,437
CBAM Ltd. 2019-9A A†	5.359% (3 Mo. LIBOR + 1.28%	)#	2/12/2030	20,756,076	20,507,305
Dell Equipment Finance Trust 2020-2 A3†	0.57%		10/23/2023	24,636,619	24,314,946
Dell Equipment Finance Trust 2021-2 A2†	0.33%		12/22/2026	9,215,103	9,086,265
Dell Equipment Finance Trust 2021-2 B†	0.81%		12/22/2026	10,880,000	10,150,141
Dell Equipment Finance Trust 2021-2 C†	0.94%		12/22/2026	7,370,000	6,879,140
Dell Equipment Finance Trust 2021-2 D†	1.21%		6/22/2027	6,980,000	6,481,042
Encina Equipment Finance LLC 2021-1A A2†	0.74%		12/15/2026	18,132,254	17,734,730
Flatiron CLO Ltd. 2017-1A AR†	5.586% (3 Mo. LIBOR + .98%	)#	5/15/2030	15,554,361	15,299,723
FS Rialto 2021-FL2 A†	5.107% (1 Mo. LIBOR + 1.22%	)#	5/16/2038	18,000,000	17,480,729
Galaxy XIX CLO Ltd. 2015-19A A1RR†	5.275% (3 Mo. LIBOR + .95%	)#	7/24/2030	49,861,931	48,900,422
Galaxy XXIII CLO Ltd. 2017-23A AR†	5.195% (3 Mo. LIBOR + .87%	)#	4/24/2029	52,198,942	51,388,295
GreatAmerica Leasing Receivables Funding LLC Series 2021-2 A4†	1.04%		9/15/2027	14,000,000	12,518,026
HGI CRE CLO Ltd. 2021-FL1 A†	4.937% (1 Mo. LIBOR + 1.05%	)#	6/16/2036	20,675,548	19,772,027
HGI CRE CLO Ltd. 2021-FL1 AS†	5.287% (1 Mo. LIBOR + 1.40%	)#	6/16/2036	6,177,000	5,830,779
HGI CRE CLO Ltd. 2021-FL1 B†	5.487% (1 Mo. LIBOR + 1.60%	)#	6/16/2036	6,990,000	6,611,206
KREF Ltd. 2021-FL2 A†	4.981% (1 Mo. LIBOR + 1.07%	)#	2/15/2039	36,710,000	35,356,319
Lending Funding Trust 2020-2A A†	2.32%		4/21/2031	19,085,000	16,623,180
LFT CRE Ltd. 2021-FL1 A†	5.045% (1 Mo. LIBOR + 1.17%	)#	6/15/2039	30,570,000	29,523,843

See Notes to Financial Statements.	367

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
LFT CRE Ltd. 2021-FL1 B†	5.625% (1 Mo. LIBOR + 1.75%	)#	6/15/2039	$41,120,000	$39,954,033
LMREC LLC 2021-CRE4 A†	5.094% (1 Mo. LIBOR + 1.05%	)#	4/22/2037	18,886,645	18,320,920
Madison Park Funding XI Ltd. 2013-11A AR2†	5.225% (3 Mo. LIBOR + .90%	)#	7/23/2029	58,138,950	57,029,662
Madison Park Funding XVII Ltd. 2015-17A AR2†	5.278% (3 Mo. LIBOR + 1.00%	)#	7/21/2030	39,650,255	38,961,150
Marlette Funding Trust 2020-2A C†	2.83%		9/16/2030	2,194,586	2,186,708
Marlette Funding Trust 2021-1A B†	1.00%		6/16/2031	5,959,486	5,867,224
Marlette Funding Trust 2021-2A B†	1.06%		9/15/2031	12,340,000	11,970,668
Marlette Funding Trust 2021-3A B†	1.30%		12/15/2031	38,745,000	36,236,037
MF1 Ltd. 2021-FL6 A†	5.011% (1 Mo. LIBOR + 1.10%	)#	7/16/2036	44,800,000	42,887,943
Octagon Investment Partners 30 Ltd. 2017-1A A1R†	5.243% (3 Mo. LIBOR + 1.00%	)#	3/17/2030	68,340,000	67,208,288
Octagon Investment Partners 31 LLC 2017-1A AR†	5.293% (3 Mo. LIBOR + 1.05%	)#	7/20/2030	50,000,000	48,982,484
Octagon Investment Partners XIV Ltd. 2012-1A AARR†	5.029% (3 Mo. LIBOR + .95%	)#	7/15/2029	59,690,383	58,970,412
Octagon Loan Funding Ltd. 2014-1A ARR†	5.854% (3 Mo. LIBOR + 1.18%	)#	11/18/2031	11,640,000	11,466,331
Pagaya AI Debt Selection Trust 2021-1 A†	1.18%		11/15/2027	16,228,003	15,921,637
Pagaya AI Debt Trust 2022-1 A†	2.03%		10/15/2029	35,360,773	33,877,176
PFS Financing Corp. 2020-E A†	1.00%		10/15/2025	41,275,000	39,534,631
Rad CLO 1 Ltd. 2018-1A AR†	5.059% (3 Mo. LIBOR + .98%	)#	7/15/2031	11,620,000	11,412,002
Regatta Funding LP 2013-2A A1R3†	4.929% (3 Mo. LIBOR + .85%	)#	1/15/2029	47,661,514	47,197,691
Regatta VIII Funding Ltd. 2017-1A A†	5.329% (3 Mo. LIBOR + 1.25%	)#	10/17/2030	18,000,000	17,736,079
SCF Equipment Leasing LLC 2021-1A A2†	0.42%		8/20/2026	3,819,778	3,811,430
TCI-Flatiron CLO Ltd. 2017-1A AR†	5.61% (3 Mo. LIBOR + .96%	)#	11/18/2030	50,000,000	48,997,509
Theorem Funding Trust 2021-1A A†	1.21%		12/15/2027	2,055,555	2,017,949
Verizon Master Trust 2022-1 A	1.04%		1/20/2027	118,400,000	115,270,759
Verizon Master Trust 2022-7 A1A	5.23%		11/22/2027	19,900,000	19,881,601
Total					1,433,344,607

368	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Rec Vehicle Loan 0.08%
Octane Receivables Trust 2021-1A A†	0.93%		3/22/2027	$8,927,553	$8,607,184

Student Loan 0.15%
Navient Private Education Refi Loan Trust 2020-EA A†	1.69%		5/15/2069	19,378,350	17,227,752
Total Asset-Backed Securities (cost $2,819,858,769)					2,736,981,351

CORPORATE BONDS 51.97%

Aerospace/Defense 1.08%
Boeing Co. (The)	1.167%		2/4/2023	39,426,000	39,130,275
L3Harris Technologies, Inc.	3.986% (3 Mo. LIBOR + .75%	)	3/10/2023	81,249,000	81,145,867
Total					120,276,142

Agriculture 0.32%
Philip Morris International, Inc.	5.125%		11/15/2024	35,794,000	35,800,905

Auto Manufacturers 4.20%
General Motors Co.	4.875%		10/2/2023	49,892,000	49,670,202
General Motors Co.	5.40%		10/2/2023	35,030,000	35,083,467
General Motors Financial Co., Inc.	3.70%		5/9/2023	13,587,000	13,502,163
General Motors Financial Co., Inc.	4.263% (SOFR + .62%	)	10/15/2024	44,943,000	43,625,434
General Motors Financial Co., Inc.	4.738% (3 Mo. LIBOR + .99%	)	1/5/2023	3,949,000	3,946,177
General Motors Financial Co., Inc.	5.027% (SOFR + 1.20%	)	11/17/2023	41,986,000	41,813,475
General Motors Financial Co., Inc.	5.10%		1/17/2024	36,347,000	36,240,274
Harley-Davidson Financial Services, Inc.†	3.35%		2/15/2023	6,530,000	6,495,215
Hyundai Capital America†	0.80%		4/3/2023	10,481,000	10,310,354
Hyundai Capital America†	0.80%		1/8/2024	99,652,000	94,518,339
Hyundai Capital America†	1.25%		9/18/2023	15,532,000	15,008,621
Hyundai Capital America†	2.375%		2/10/2023	41,268,000	41,018,999
Hyundai Capital America†	3.40%		6/20/2024	9,066,000	8,732,483
Hyundai Capital America†	5.75%		4/6/2023	13,629,000	13,646,786
Mercedes-Benz Finance North America LLC†	5.50%		11/27/2024	7,403,000	7,457,793
Stellantis N.V. (Netherlands)(b)	5.25%		4/15/2023	48,582,000	48,456,416
Total					469,526,198

See Notes to Financial Statements.	369

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks 32.79%
ANZ New Zealand Int’l Ltd. (United Kingdom)†(b)	4.418% (SOFR + .60%	)#	2/18/2025	$17,916,000	$17,747,885
Bank of America Corp.	3.004% (3 Mo. LIBOR + .79%	)#	12/20/2023	170,889,000	170,691,119
Bank of America Corp.	3.55% (3 Mo. LIBOR + .78%	)#	3/5/2024	120,681,000	120,084,678
Bank of America Corp.	3.841% (SOFR + 1.11%	)#	4/25/2025	27,670,000	26,992,702
Bank of America Corp.	3.864% (3 Mo. LIBOR + .94%	)#	7/23/2024	95,073,000	94,104,452
Bank of America Corp.	4.484% (SOFR + .66%	)	2/4/2025	45,370,000	44,591,529
Bank of Ireland Group plc (Ireland)†(b)	4.50%		11/25/2023	69,084,000	67,801,636
Bank of Montreal (Canada)(b)	3.535% (SOFR + .35%	)#	12/8/2023	17,097,000	16,998,943
Bank of Montreal (Canada)(b)	3.70%		6/7/2025	15,607,000	15,219,017
Bank of Montreal (Canada)(b)	3.895% (SOFR + .71%	)#	3/8/2024	53,961,000	53,714,452
Bank of Montreal (Canada)(b)	3.899% (SOFR + .68%	)#	3/10/2023	107,269,000	107,308,794
Bank of Montreal (Canada)(b)	4.25%		9/14/2024	18,905,000	18,671,267
Bank of Nova Scotia (Canada)(b)	5.25%		12/6/2024	58,033,000	57,979,610
Bank of Nova Scotia (The) (Canada)(b)	3.854% (SOFR + .55%	)#	9/15/2023	67,842,000	67,729,149
Barclays plc (United Kingdom)(b)	4.338% (3 Mo. LIBOR + 1.36%	)#	5/16/2024	42,129,000	41,747,591
BBVA Bancomer SA†	4.375%		4/10/2024	2,920,000	2,883,573
BPCE SA (France)†(b)	4.207% (SOFR + .57%	)#	1/14/2025	27,056,000	26,408,504
BPCE SA (France)†(b)	4.476% (3 Mo. LIBOR + 1.24%	)#	9/12/2023	18,134,000	18,137,559
BPCE SA (France)†(b)	4.625%		7/11/2024	13,498,000	13,116,382
BPCE SA (France)†(b)	5.15%		7/21/2024	34,141,000	33,494,366
BPCE SA (France)†(b)	5.70%		10/22/2023	51,130,000	50,614,938
Canadian Imperial Bank of Commerce (Canada)(b)	4.072% (SOFR + .42%	)#	10/18/2024	13,509,000	13,282,288
Canadian Imperial Bank of Commerce (Canada)(b)	4.206% (SOFR + .80%	)#	3/17/2023	137,844,000	137,904,647
Citigroup, Inc.	3.352% (3 Mo. LIBOR + .90%	)#	4/24/2025	25,361,000	24,532,843

370	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Citigroup, Inc.	4.044% (3 Mo. LIBOR + 1.02%	)#	6/1/2024	$56,860,000	$56,408,578
Citizens Bank NA/Providence RI	4.592% (3 Mo. LIBOR + .95%	)#	3/29/2023	14,500,000	14,511,531
Credit Suisse Group AG (Switzerland)†(b)	2.997% (3 Mo. LIBOR + 1.20%	)#	12/14/2023	20,157,000	19,955,654
Credit Suisse Group AG (Switzerland)†(b)	4.207% (3 Mo. LIBOR + 1.24%	)#	6/12/2024	23,000,000	22,321,528
Danske Bank A/S (Denmark)†(b)	1.171% (1 Yr. Treasury CMT + 1.03%	)#	12/8/2023	31,766,000	31,744,624
Danske Bank A/S (Denmark)†(b)	1.226%		6/22/2024	11,630,000	10,794,144
Danske Bank A/S (Denmark)†(b)	3.875%		9/12/2023	45,195,000	44,543,195
Danske Bank A/S (Denmark)†(b)	4.296% (3 Mo. LIBOR + 1.06%	)#	9/12/2023	2,800,000	2,799,476
Danske Bank A/S (Denmark)†(b)	5.375%		1/12/2024	73,404,000	73,036,921
Discover Bank	3.35%		2/6/2023	11,789,000	11,751,456
DNB Bank ASA (Norway)†(b)	2.968% (SOFR + .81%	)#	3/28/2025	22,826,000	22,023,365
First-Citizens Bank & Trust Co.	3.929% (SOFR + 3.83%	)#	6/19/2024	16,597,000	16,382,427
Goldman Sachs Group, Inc. (The)	0.673% (SOFR + .57%	)#	3/8/2024	77,783,000	76,637,298
Goldman Sachs Group, Inc. (The)	3.729% (SOFR + .62%	)#	12/6/2023	73,785,000	73,535,719
Goldman Sachs Group, Inc. (The)	4.186% (SOFR + .49%	)	10/21/2024	63,161,000	61,956,405
Goldman Sachs Group, Inc. (The)	4.405% (SOFR + .70%	)#	1/24/2025	22,699,000	22,296,393
Goldman Sachs Group, Inc. (The)	4.694% (SOFR + 1.39%	)	3/15/2024	23,098,000	23,128,242
Goldman Sachs Group, Inc. (The)	5.442% (3 Mo. LIBOR + .75%	)#	2/23/2023	133,230,000	133,366,068
Goldman Sachs Group, Inc. (The)	5.70%		11/1/2024	11,166,000	11,305,339
Intesa Sanpaolo SpA (Italy)†(b)	3.375%		1/12/2023	41,233,000	41,113,769
Intesa Sanpaolo SpA (Italy)(b)	5.25%		1/12/2024	33,000,000	32,557,605
JPMorgan Chase & Co.	3.559% (3 Mo. LIBOR + .73%	)	4/23/2024	35,300,000	35,057,207
JPMorgan Chase & Co.	3.797% (3 Mo. LIBOR + .89%	)	7/23/2024	113,585,000	112,402,154
JPMorgan Chase & Co.	3.845% (SOFR + .98%	)#	6/14/2025	23,567,000	23,149,792

See Notes to Financial Statements.	371

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Macquarie Bank Ltd. (Australia)†(b)	0.441%		12/16/2022	$96,940,000	$96,797,387
Macquarie Group Ltd. (Australia)†(b)	4.15% (3 Mo. LIBOR + 1.33%	)#	3/27/2024	16,643,000	16,560,269
Macquarie Group Ltd. (Australia)†(b)	6.207%		11/22/2024	63,562,000	63,962,180
Morgan Stanley	0.529% (SOFR + .46%	)	1/25/2024	94,617,000	93,711,316
Morgan Stanley	0.731% (SOFR + .62%	)	4/5/2024	64,676,000	63,397,562
Morgan Stanley	3.62% (SOFR + 1.16%	)	4/17/2025	55,387,000	54,000,047
Morgan Stanley	3.737% (3 Mo. LIBOR + .85%	)#	4/24/2024	118,215,000	117,410,495
Morgan Stanley	4.364% (SOFR + .63%	)	1/24/2025	54,477,000	53,621,940
National Australia Bank Ltd. (Australia)†(b)	3.655% (3 Mo. LIBOR + .41%	)#	12/13/2022	59,981,000	59,975,328
NatWest Group plc (United Kingdom)(b)	4.269% (3 Mo. LIBOR + 1.76%	)#	3/22/2025	13,887,000	13,518,261
NatWest Group plc (United Kingdom)(b)	4.519% (3 Mo. LIBOR + 1.55%	)#	6/25/2024	56,995,000	56,407,516
NatWest Markets plc (United Kingdom)†(b)	4.355% (SOFR + .53%	)#	8/12/2024	22,842,000	22,487,725
NatWest Markets plc (United Kingdom)†(b)	4.873% (SOFR + 1.45%	)#	3/22/2025	40,000,000	39,535,647
Nordea Bank Abp (Finland)†(b)	3.60%		6/6/2025	9,273,000	8,990,957
Royal Bank of Canada (Canada)(b)	3.97%		7/26/2024	28,539,000	28,091,803
Royal Bank of Canada (Canada)(b)	4.439% (3 Mo. LIBOR + .36%	)#	1/17/2023	95,792,000	95,805,985
Royal Bank of Canada (Canada)(b)	5.66%		10/25/2024	42,313,000	42,855,005
Santander UK Group Holdings plc (United Kingdom)(b)	1.089% (SOFR + .79%	)#	3/15/2025	12,444,000	11,550,592
Santander UK Group Holdings plc (United Kingdom)(b)	3.373% (3 Mo. LIBOR + 1.08%	)#	1/5/2024	125,220,000	124,953,017
Standard Chartered plc (United Kingdom)†(b)	3.885% (3 Mo. LIBOR + 1.08%	)#	3/15/2024	20,000,000	19,855,754
Standard Chartered plc (United Kingdom)†(b)	3.95%		1/11/2023	47,578,000	47,466,873
Standard Chartered plc (United Kingdom)†(b)	5.20%		1/26/2024	30,000,000	29,679,641
Toronto-Dominion Bank (The) (Canada)(b)	3.569% (SOFR + .35%	)#	9/10/2024	4,700,000	4,627,732

372	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Toronto-Dominion Bank (The) (Canada)(b)	3.612% (3 Mo. LIBOR + .53%	)#	12/1/2022	$59,538,000	$59,538,000
Toronto-Dominion Bank (The) (Canada)(b)	3.766%		6/6/2025	21,896,000	21,318,965
Toronto-Dominion Bank (The) (Canada)(b)	4.285%		9/13/2024	63,599,000	62,809,558
UBS AG (Switzerland)(b)	5.125%		5/15/2024	31,248,000	30,752,063
UniCredit SpA (Italy)†(b)	7.83%		12/4/2023	69,639,000	69,693,146
Westpac Banking Corp. (Australia)(b)	4.331% (3 Mo. LIBOR + .39%	)#	1/13/2023	41,123,000	41,100,365
Total					3,665,011,943

Commercial Services 0.06%
Triton Container International Ltd.†	0.80%		8/1/2023	7,430,000	7,159,154

Computers 0.22%
Dell International LLC/EMC Corp.	5.45%		6/15/2023	24,992,000	25,008,934

Cosmetics/Personal Care 0.16%
GSK Consumer Healthcare Capital US LLC	4.347% (SOFR + .89%	)#	3/24/2024	18,242,000	18,163,637

Diversified Financial Services 2.57%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(b)	4.50%		9/15/2023	24,000,000	23,709,299
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(b)	4.875%		1/16/2024	45,000,000	44,381,168
Air Lease Corp.	2.75%		1/15/2023	13,719,000	13,666,422
Aircastle Ltd.	4.40%		9/25/2023	8,000,000	7,917,772
American Express Co.	4.031% (SOFR + .93%	)	3/4/2025	36,253,000	36,270,167
American Express Co.	5.386% (3 Mo. LIBOR + .65%	)	2/27/2023	5,961,000	5,958,639
Aviation Capital Group LLC†	3.875%		5/1/2023	8,003,000	7,909,267
Aviation Capital Group LLC†	4.375%		1/30/2024	16,212,000	15,836,780
Avolon Holdings Funding Ltd. (Ireland)†(b)	3.95%		7/1/2024	9,147,000	8,715,591
Avolon Holdings Funding Ltd. (Ireland)†(b)	5.125%		10/1/2023	21,534,000	21,250,420
Avolon Holdings Funding Ltd. (Ireland)†(b)	5.25%		5/15/2024	36,108,000	35,241,855
Citigroup Global Markets Holdings, Inc.	0.75%		6/7/2024	19,291,000	18,110,975
Nasdaq, Inc.	0.445%		12/21/2022	21,504,000	21,456,542
Park Aerospace Holdings Ltd. (Ireland)†(b)	4.50%		3/15/2023	4,092,000	4,072,052
Park Aerospace Holdings Ltd. (Ireland)†(b)	5.50%		2/15/2024	22,918,000	22,589,809
Total					287,086,758

See Notes to Financial Statements.	373

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Electric 3.52%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates)†(b)	3.625%		1/12/2023	$5,690,000	$5,686,199
American Electric Power Co., Inc.	4.92% (3 Mo. LIBOR + .48%	)	11/1/2023	32,614,000	32,420,578
CenterPoint Energy, Inc.	4.475% (SOFR + .65%	)#	5/13/2024	43,573,000	42,956,767
Comision Federal de Electricidad (Mexico)†(b)	4.875%		1/15/2024	30,753,000	30,419,638
Dominion Energy, Inc.	3.823% (3 Mo. LIBOR + .53%	)#	9/15/2023	33,869,000	33,806,681
Jersey Central Power & Light Co.†	4.70%		4/1/2024	14,500,000	14,313,942
Metropolitan Edison Co.†	3.50%		3/15/2023	2,000,000	1,988,744
Monongahela Power Co.†	4.10%		4/15/2024	13,665,000	13,409,099
NextEra Energy Capital Holdings, Inc.	2.94%		3/21/2024	66,295,000	64,422,288
NextEra Energy Capital Holdings, Inc.	4.20%		6/20/2024	4,898,000	4,832,209
NextEra Energy Capital Holdings, Inc.	4.207% (SOFR + .40%	)	11/3/2023	57,251,000	56,769,691
NextEra Energy Capital Holdings, Inc.	4.368% (SOFR + .54%	)	3/1/2023	27,104,000	27,083,495
OGE Energy Corp.	0.703%		5/26/2023	5,434,000	5,321,204
Saudi Electricity Global Sukuk Co. 2 (Saudi Arabia)†(b)	3.473%		4/8/2023	41,983,000	41,743,529
Saudi Electricity Global Sukuk Co. 3 (Saudi Arabia)†(b)	4.00%		4/8/2024	18,106,000	17,863,108
Total					393,037,172

Gas 0.40%
Atmos Energy Corp.	3.574% (3 Mo. LIBOR + .38%	)	3/9/2023	27,228,000	27,200,842
CenterPoint Energy Resources Corp.	5.279% (3 Mo. LIBOR + .50%	)	3/2/2023	17,322,000	17,309,098
Total					44,509,940

Health Care-Products 1.26%
GE Healthcare Holding LLC†	5.55%		11/15/2024	50,475,000	50,722,292
Thermo Fisher Scientific, Inc.	4.002% (SOFR + .35%	)	4/18/2023	45,122,000	45,055,260
Thermo Fisher Scientific, Inc.	4.042% (SOFR + .39%	)	10/18/2023	31,586,000	31,461,413
Thermo Fisher Scientific, Inc.	4.182% (SOFR + .53%	)	10/18/2024	13,647,000	13,525,693
Total					140,764,658

374	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Insurance 1.36%
Brighthouse Financial Global Funding†	4.363% (SOFR + .76%	)#	4/12/2024	$25,103,000	$24,826,233
GA Global Funding Trust†	0.80%		9/13/2024	13,745,000	12,517,471
GA Global Funding Trust†	4.955% (SOFR + 1.36%	)	4/11/2025	45,784,000	44,646,373
Metropolitan Life Global Funding I†	4.199% (SOFR + .57%	)	1/13/2023	70,611,000	70,630,112
Total					152,620,189

Lodging 0.09%
Hyatt Hotels Corp.	1.80%		10/1/2024	11,059,000	10,368,262

Media 0.59%
Charter Communications Operating LLC/Charter Communications Operating Capital	6.09% (3 Mo. LIBOR + 1.65%	)	2/1/2024	65,224,000	65,603,933

Mining 1.03%
Glencore Funding LLC†	4.125%		5/30/2023	18,458,000	18,329,132
Glencore Funding LLC†	4.125%		3/12/2024	42,858,000	42,183,389
Glencore Funding LLC†	4.625%		4/29/2024	55,531,000	54,914,456
Total					115,426,977

Miscellaneous Manufacturing 0.26%
Parker-Hannifin Corp.	3.65%		6/15/2024	29,308,000	28,659,282

Pharmaceuticals 0.45%
AstraZeneca plc (United Kingdom)(b)	5.315% (3 Mo. LIBOR + .67%	)#	8/17/2023	7,157,000	7,171,075
Bayer US Finance II LLC†	4.303% (3 Mo. LIBOR + 1.01%	)#	12/15/2023	13,568,000	13,544,537
Cigna Corp.	4.969% (3 Mo. LIBOR + .89%	)#	7/15/2023	30,112,000	30,180,244
Total					50,895,856

Pipelines 0.34%
Enbridge, Inc. (Canada)(b)	4.456% (SOFR + .63%	)#	2/16/2024	31,647,000	31,343,380
Kinder Morgan, Inc.	3.15%		1/15/2023	6,600,000	6,587,451
Total					37,930,831

REITS 0.17%
Simon Property Group LP	4.025% (SOFR + .43%	)#	1/11/2024	19,480,000	19,348,664

See Notes to Financial Statements.	375

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Savings & Loans 0.21%
Nationwide Building Society (United Kingdom)†(b)	3.766% (3 Mo. LIBOR + 1.06%	)#	3/8/2024	$23,734,000	$23,545,848

Semiconductors 0.26%
Marvell Technology, Inc.	4.20%		6/22/2023	29,372,000	29,209,410

Telecommunications 0.44%
AT&T, Inc.	4.097% (SOFR + .64%	)#	3/25/2024	33,143,000	32,908,575
Ooredoo International Finance Ltd.†	3.25%		2/21/2023	15,894,000	15,838,959
Total					48,747,534

Transportation 0.19%
Pelabuhan Indonesia Persero PT (Indonesia)†(b)	4.50%		5/2/2023	21,273,000	21,151,319
Total Corporate Bonds (cost $5,896,760,032)					5,809,853,546

FLOATING RATE LOANS(c) 3.21%

Chemicals 0.52%
Nutrition & Biosciences, Inc. 3 Year Delayed Draw Term Loan	5.758% (3 Mo. LIBOR + 1.25%	)#	1/17/2023	58,398,254	58,325,256

Diversified Financial Services 0.78%
Delos Finance Sarl 2018 Term Loan B (Luxembourg)(b)	5.424% (3 Mo. LIBOR + 1.75%	)#	10/6/2023	87,318,354	87,163,801

Electric 0.44%
Tampa Electric Company Term Loan	4.566% (1 Mo. LIBOR + 0.55%	)	12/16/2022	49,100,000	48,967,430

Health Care Services 0.04%
Humana Inc. Delayed Draw Term Loan	5.321% (1 Mo. LIBOR + 1.25%	)	5/28/2024	4,500,000	4,474,688	(a)

Media 0.86%
Charter Communications Operating, LLC 2019 Term Loan B1	5.83% (1 Mo. LIBOR + 1.75%	)#	4/30/2025	97,368,950	95,999,456

Real Estate Investment Trusts 0.57%
American Tower Corporation 2021 First Lien Delayed Draw Term loan	5.188% (1 Mo. LIBOR + 1.13%	)#	12/8/2023	24,629,929	24,506,779	(a)

376	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Real Estate Investment Trusts (continued)
Invitation Homes Operating Partnership LP 2020 Term Loan A	5.016% (1 Mo. LIBOR + 1.00%	)	1/31/2025	$40,000,000	$39,300,000
Total					63,806,779
Total Floating Rate Loans (cost $361,291,208)					358,737,410

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 6.36%
Angel Oak Mortgage Trust 2021-6 A1†	1.458%	#(d)	9/25/2066	15,552,318	12,399,356
BBCMS Mortgage Trust 2017-DELC A†	4.85% (1 Mo. LIBOR + .98%	)#	8/15/2036	10,660,000	10,441,405
BFLD 2019-DPLO A†	4.965% (1 Mo. LIBOR + 1.09%	)#	10/15/2034	11,780,000	11,466,890
BX Trust 2021-ARIA A†	4.774% (1 Mo. LIBOR + .90%	)#	10/15/2036	53,820,000	50,629,965
BXHPP Trust 2021-FILM A†	4.525% (1 Mo. LIBOR + .65%	)#	8/15/2036	29,800,000	27,946,854
BXMT Ltd. 2020-FL2 A†	4.889% (1 Mo. Term SOFR + 1.01%	)#	2/15/2038	37,342,570	36,738,600
BXMT Ltd. 2021-FL4 A†	4.925% (1 Mo. LIBOR + 1.05%	)#	5/15/2038	27,035,000	26,731,708
COLT Mortgage Loan Trust 2021-2 A1†	0.924%	#(d)	8/25/2066	42,488,530	34,679,814
COLT Mortgage Loan Trust 2021-3 A1†	0.956%	#(d)	9/27/2066	16,543,220	13,244,469
Connecticut Avenue Securities Trust 2021-R01 1M1†	4.271% (1 Mo. SOFR + .75%	)#	10/25/2041	10,443,473	10,343,168
Connecticut Avenue Securities Trust 2022-R02 2M1†	4.721% (1 Mo. SOFR + 1.20%	)#	1/25/2042	24,811,910	24,313,473
Credit Suisse Mortgage Capital Certificates 2021-NQM4 A1†	1.101%	#(d)	5/25/2066	10,518,674	8,586,599
Credit Suisse Mortgage Capital Certificates Trust 2021-NQM5 A1†	0.938%	#(d)	5/25/2066	40,048,996	30,477,302
Fannie Mae Connecticut Avenue Securities 2021-R02 2M1†	4.421% (1 Mo. SOFR + .90%	)#	11/25/2041	19,264,309	18,908,842
Freddie Mac STACR REMIC Trust 2021-DNA6 M1†	4.347% (1 Mo. SOFR + .80%	)#	10/25/2041	2,730,000	2,682,333
Freddie Mac STACR REMIC Trust 2021-HQA1 M1†	4.221% (1 Mo. SOFR + .70%	)#	8/25/2033	2,299,759	2,287,823

See Notes to Financial Statements.	377

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2022

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac STACR REMIC Trust 2021-HQA2 M1†	4.221% (1 Mo. SOFR + .70%	)#	12/25/2033	$4,960,410	$4,911,733
Freddie Mac STACR REMIC Trust 2021-HQA3 M1†	4.371% (1 Mo. SOFR + .85%	)#	9/25/2041	14,205,225	13,562,319
Freddie Mac STACR REMIC Trust 2021-HQA4 M1†	4.471% (1 Mo. SOFR + .95%	)#	12/25/2041	11,702,040	10,983,011
Freddie Mac STACR REMIC Trust 2022-DNA1 M1A†	4.521% (1 Mo. SOFR + 1.00%	)#	1/25/2042	29,874,219	28,899,641
Great Wolf Trust 2019-WOLF A†	4.909% (1 Mo. LIBOR + 1.03%	)#	12/15/2036	14,400,000	13,911,784
GS Mortgage Securities Corp. Trust 2018-HULA A†	4.795% (1 Mo. LIBOR + .92%	)#	7/15/2025	15,002,270	14,533,187
GS Mortgage Securities Corp. Trust 2021-RENT A†	4.639% (1 Mo. LIBOR + .70%	)#	11/21/2035	24,496,195	23,575,182
GS Mortgage Securities Corp. Trust 2021-ROSS A†	5.026% (1 Mo. LIBOR + 1.15%	)#	5/15/2026	40,000,000	37,655,636
Hilton Orlando Trust 2018-ORL A†	4.795% (1 Mo. LIBOR + .92%	)#	12/15/2034	36,955,000	35,927,821
KIND Trust 2021-KIND A†	4.825% (1 Mo. LIBOR + .95%	)#	8/15/2038	24,572,407	23,228,311
OBX Trust 2021-NQM3 A1†	1.054%	#(d)	7/25/2061	45,109,380	34,075,188
ONE Mortgage Trust 2021-PARK A†	4.609% (1 Mo. Term SOFR + .81%	)#	3/15/2036	49,520,000	47,258,110
PFP Ltd. 2021-7 A†	4.725% (1 Mo. LIBOR + .85%	)#	4/14/2038	18,418,425	17,982,262
VASA Trust 2021-VASA A†	4.775% (1 Mo. LIBOR + .90%	)#	7/15/2039	45,750,000	42,337,338
Verus Securitization Trust 2021-4 A1†	0.938%	#(d)	7/25/2066	45,087,992	34,819,766
Verus Securitization Trust 2021-5 A2†	1.218%	#(d)	9/25/2066	6,621,811	5,193,007
Total Non-Agency Commercial Mortgage-Backed Securities (cost $781,629,726)					710,732,897

U.S. TREASURY OBLIGATIONS 1.90%
U.S. Treasury Note (cost $211,248,000)	4.50%		11/30/2024	211,248,000	211,891,648
Total Long-Term Investments (cost $10,070,787,735)					9,828,196,852

378	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
SHORT-TERM INVESTMENTS 11.15%

COMMERCIAL PAPER 7.26%

Beverages 0.41%
Anheuser-Busch InBev Worldwide, Inc.	4.163%	12/14/2022	$41,528,000	$41,471,245
Constellation Brands, Inc.	4.55%	12/5/2022	4,200,000	4,197,909
Total				45,669,154

Building Materials 0.17%
Fortune Brands Home & Security, Inc.	4.617%	12/5/2022	19,432,000	19,422,176

Chemicals 0.10%
Eastman Chemical Co.	4.364%	12/8/2022	11,228,000	11,218,612

Computers 0.32%
Leidos, Inc.	4.70%	12/5/2022	36,039,000	36,020,380

Electric 0.05%
Duke Energy Corp.	4.214%	12/5/2022	2,000,000	1,999,078
Hawaiian Electric Industries, Inc.	4.55%	12/5/2022	3,655,000	3,653,193
Total				5,652,271

Electronics 0.32%
Hitachi America Capital Ltd.	4.263%	12/7/2022	35,147,000	35,122,397

Health Care-Services 1.64%
CommonSpirit Health	4.978%	12/7/2022	7,984,000	7,977,480
CommonSpirit Health	4.982%	12/7/2022	72,103,000	72,044,116
CommonSpirit Health	5.038%	12/15/2022	15,992,000	15,961,215
CommonSpirit Health	5.156%	12/21/2022	87,000,000	86,754,950
Total				182,737,761

Oil & Gas 0.71%
Ovintiv Canada ULC	4.80%	12/15/2022	13,393,000	13,368,260
Ovintiv, Inc.	4.826%	12/15/2022	45,139,000	45,055,618
Ovintiv, Inc.	4.826%	12/15/2022	21,316,000	21,276,625
Total				79,700,503

Pipelines 1.90%
Energy Transfer LP	4.563%	12/1/2022	65,000,000	65,000,000
Energy Transfer LP	4.721%	12/2/2022	30,101,000	30,097,112
Targa Resources Corp.	4.718%	12/1/2022	11,000,000	11,000,000
Targa Resources Corp.	4.72%	12/6/2022	15,000,000	14,990,313

See Notes to Financial Statements.	379

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2022

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Pipelines (continued)
Targa Resources Corp.	4.722%	12/12/2022	$31,000,000	$30,955,954
Targa Resources Corp.	4.75%	12/1/2022	52,202,000	52,202,000
Targa Resources Corp.	4.75%	12/15/2022	8,000,000	7,985,378
Total				212,230,757

REITS 0.46%
Crown Castle, Inc.	4.587%	12/6/2022	51,672,000	51,639,561

Retail 0.55%
Canadian Tire Corp. Ltd.	4.394%	12/7/2022	61,389,000	61,344,697

Semiconductors 0.43%
Sony Capital Corp.	4.271%	12/2/2022	48,250,000	48,244,358

Telecommunications 0.20%
Rogers Communications, Inc.	4.672%	12/12/2022	22,230,000	22,193,073
Total Commercial Paper (cost $811,195,701)				811,195,700

U.S. TREASURY OBLIGATIONS 3.89%
U.S. Treasury Bill (Cost $435,277,188)	0.01%	3/14/2023	440,649,000	435,287,676
Total Short-Term Investments (cost $1,246,472,889)				1,246,483,376
Total Investments in Securities 99.07% (cost $11,317,260,624)				11,074,680,228
Other Assets and Liabilities – Net(e) 0.93%				103,466,453
Net Assets 100.00%				$11,178,146,681

CMT	Constant Maturity Rate.
LIBOR	London Interbank Offered Rate.
REITS	Real Estate Investment Trusts.
SOFR	Secured Overnight Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2022, the total value of Rule 144A securities was $4,625,519,311, which represents 41.38% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2022.
(a)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(b)	Foreign security traded in U.S. dollars.
(c)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2022.
(d)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(e)	Other Assets and Liabilities - Net include net unrealized appreciation on futures contracts as follows:

380	See Notes to Financial Statements.

Schedule of Investments (concluded)

ULTRA SHORT BOND FUND November 30, 2022

Futures Contracts at November 30, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation

U.S. 2-Year Treasury Note	March 2023	1,429	Long	$292,712,189	$293,458,548	$746,359

The following is a summary of the inputs used as of November 30, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Automobiles	$–	$1,230,877,371	$9,649,909	$1,240,527,280
Remaining Industries	–	1,496,454,071	–	1,496,454,071
Corporate Bonds	–	5,809,853,546	–	5,809,853,546
Floating Rate Loans
Health Care Services	–	–	4,474,688	4,474,688
Real Estate Investment Trusts	–	39,300,000	24,506,779	63,806,779
Remaining Industries	–	290,455,943	–	290,455,943
Non-Agency Commercial Mortgage-Backed Securities	–	710,732,897	–	710,732,897
U.S. Treasury Obligations	–	211,891,648	–	211,891,648
Short-Term Investments
Commercial Paper	–	811,195,700	–	811,195,700
U.S. Treasury Obligations	–	435,287,676	–	435,287,676
Total	$–	$11,036,048,852	$38,631,376	$11,074,680,228
Other Financial Instruments
Futures Contracts
Assets	$746,359	$–	$–	$746,359
Liabilities	–	–	–	–
Total	$746,359	$–	$–	$746,359

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuer and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three- tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

See Notes to Financial Statements.	381

Statements of Assets and Liabilities

November 30, 2022

	Convertible Fund	Core Fixed Income Fund	Core Plus Bond Fund
ASSETS:
Investments in securities, at cost	$947,661,370	$2,679,006,512	$841,861,966
Investments in securities, at fair value including $0, $0, $0, $0, $63,696,914, $4,938,464, $0 and $0, respectively, of securities loaned	$936,937,474	$2,602,981,654	$820,149,093
Cash	320	45,302	181,305
Cash at brokers	370,000	4,578,981	–
Deposits with brokers for futures collateral	–	6,183,193	1,468,378
Deposits with brokers for forwards and swaps collateral	260,000	–	1,803,077
Foreign cash, at value (cost $0, $1, $0, $0, $0, $310,875, $0 and $5, respectively)	–	–	–
Receivables:
Investment securities sold	17,206,964	667,911,775	197,841,162
Interest and dividends	3,553,187	12,163,882	4,854,455
Capital shares sold	1,437,847	13,724,790	17,101,071
From broker	–	–	–
From advisor (See Note 3)	–	37,754	–
Variation margin for futures contracts	–	–	–
Securities lending income receivable	2,788	–	–
Variation margin for centrally cleared swap agreements	–	–	55,262
Total return swaps, at fair value (including upfront payment of $0, $0, $0, $0, $(1,122), $0, $0 and $0, respectively)	–	–	–
Unrealized appreciation on forward foreign currency exchange contracts	457,076	–	13,190
Unrealized appreciation on CPI swaps	–	–	–
Prepaid expenses and other assets	67,918	61,117	110,346
Total assets	960,293,574	3,307,688,448	1,043,577,339
LIABILITIES:
Payables:
Investment securities purchased	8,949,613	1,121,023,794	367,426,602
To broker for swap and TBA collateral	370,000	4,578,981	–
Capital shares reacquired	8,094,989	14,393,833	1,030,743
Management fee	539,536	389,059	138,826
Trustees’ fees	125,844	196,408	15,989
12b-1 distribution plan	45,949	118,278	28,992
Fund administration	30,831	69,595	19,832
Variation margin for futures contracts	–	435,518	147,541
To broker	–	–	–
Variation margin for centrally cleared swap agreements	–	–	–
Reverse repurchase agreement payable, at fair value	–	–	5,062
Payable for collateral due to broker for securities lending	–	–	–
Unrealized depreciation on forward foreign currency exchange contracts	1,541,906	334,520	120,299
Unrealized depreciation on CPI swaps	–	–	–
Foreign currency overdraft (cost $0, $0, $18, $0, $1,675,425, $0, $1,486 and $0, respectively)	–	–	17
Unrealized depreciation on unfunded commitments	–	–	–
Distributions payable	–	7,297,849	2,242,840
Accrued expenses and other liabilities	251,644	422,938	114,888
Total liabilities	19,950,312	1,149,260,773	371,291,631
NET ASSETS	$940,343,262	$2,158,427,675	$672,285,708

382	See Notes to Financial Statements.

Corporate Bond Fund	Floating Rate Fund	High Yield Fund	Income Fund	Inflation Focused Fund

$7,419,271	$6,909,414,859	$5,023,813,974	$2,805,602,826	$2,609,738,422

$6,623,720	$6,668,349,525	$4,595,267,534	$2,585,430,807	$2,472,514,600
46,188	254,160	10,158	5,616,567	93,712
–	1,670,000	–	–	23,295,000
27,573	–	8,287,415	7,098,707	14,711,575

1,581	13,468,896	23,842,454	270,053	92,194,820

–	–	313,737	–	5

24,437	171,913,360	69,762,047	156,503,850	24,734,659
75,780	55,696,666	77,426,080	28,334,084	17,770,332
60,210	47,909,493	32,819,701	20,091,011	11,392,411
–	–	426,515	–	–
18,302	–	–	–	–
–	–	1,122,877	–	1,970,531
–	165,758	2,716	–	–

4,092	–	1,557,297	–	18,226,326

–	4,633,727	–	–	–

–	1,019,287	1,931,045	–	–
–	–	–	–	61,414,050
32,538	303,137	117,379	68,834	90,223
6,914,421	6,965,384,009	4,812,886,955	2,803,413,913	2,738,408,244

66,431	338,697,870	54,803,543	281,408,727	13,341,665
–	1,670,000	–	–	23,295,000
6,250	28,512,377	19,811,457	6,574,033	12,530,900
1,987	2,469,957	2,030,621	763,882	659,462
1,087	1,023,213	782,833	465,338	134,877
794	1,397,587	429,818	305,993	281,824
199	215,899	152,587	80,409	89,512
7,621	–	–	1,463,258	–
–	–	–	–	122,116
–	2,285,573	–	–	–
–	–	–	54,837	43,870
–	65,112,026	4,788,593	–	–

–	1,964,427	7,257,851	255,355	–
–	–	–	–	27,367,050

–	1,773,145	–	1,521	–
–	558,528	–	–	–
21,445	36,350,456	24,006,568	9,659,296	8,796,237
47,609	3,934,913	1,272,581	556,469	764,238
153,423	485,965,971	115,336,452	301,589,118	87,426,751
$6,760,998	$6,479,418,038	$4,697,550,503	$2,501,824,795	$2,650,981,493

See Notes to Financial Statements.	383

Statements of Assets and Liabilities (continued)

November 30, 2022

	Convertible Fund	Core Fixed Income Fund	Core Plus Bond Fund
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,151,865,055	$2,479,429,278	$748,008,839
Total distributable earnings (loss)	(211,521,793)	(321,001,603)	(75,723,131)
Net Assets	$940,343,262	$2,158,427,675	$672,285,708
Net Assets by class:
Class A Shares	$215,259,264	$476,617,618	$92,634,739
Class C Shares	$42,136,456	$19,226,325	$5,380,241
Class F Shares	$137,175,435	$81,611,624	$111,759,525
Class F3 Shares	$19,538,382	$362,922,589	$47,207,082
Class I Shares	$487,218,325	$1,165,865,800	$411,464,077
Class P Shares	$35,612	$–	$–
Class R2 Shares	$76,094	$368,277	$–
Class R3 Shares	$20,448,474	$5,913,821	$155,380
Class R4 Shares	$608,783	$8,046,806	$294,691
Class R5 Shares	$1,577,894	$1,782,380	$10,260
Class R6 Shares	$16,268,543	$36,072,435	$3,379,713
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	17,027,480	51,025,933	7,198,364
Class C Shares	3,372,616	2,067,753	417,931
Class F Shares	10,841,877	8,738,586	8,692,470
Class F3 Shares	1,525,615	38,855,148	3,668,317
Class I Shares	38,187,372	124,892,454	31,994,409
Class P Shares	2,746	–	–
Class R2 Shares	5,876	39,415	–
Class R3 Shares	1,629,335	633,093	12,078
Class R4 Shares	48,180	861,673	22,898
Class R5 Shares	123,675	190,785	797
Class R6 Shares	1,269,795	3,864,178	262,569
Net Asset Value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$12.64	$9.34	$12.87
Class A Shares-Maximum offering price (Net asset
value plus sales charge of 2.25%)	$12.93	$9.55	$13.17
Class C Shares-Net asset value	$12.49	$9.30	$12.87
Class F Shares-Net asset value	$12.65	$9.34	$12.86
Class F3 Shares-Net asset value	$12.81	$9.34	$12.87
Class I Shares-Net asset value	$12.76	$9.33	$12.86
Class P Shares-Net asset value*	$12.97	$ –	$ –
Class R2 Shares-Net asset value	$12.95	$9.34	$ –
Class R3 Shares-Net asset value	$12.55	$9.34	$12.86
Class R4 Shares-Net asset value	$12.64	$9.34	$12.87
Class R5 Shares-Net asset value	$12.76	$9.34	$12.87
Class R6 Shares-Net asset value	$12.81	$9.34	$12.87
*	Net asset value may not recalculate due to rounding of fractional shares.

384	See Notes to Financial Statements.

Corporate Bond Fund	Floating Rate Fund	High Yield Fund	Income Fund	Inflation Focused Fund

$8,279,100	$8,514,356,023	$5,656,119,528	$3,053,913,220	$3,107,370,040
(1,518,102)	(2,034,937,985)	(958,569,025)	(552,088,425)	(456,388,547)
$6,760,998	$6,479,418,038	$4,697,550,503	$2,501,824,795	$2,650,981,493

$1,520,928	$1,882,334,782	$799,529,182	$967,718,698	$472,590,869
$1,034,976	$441,111,903	$166,372,406	$45,245,129	$94,131,817
$1,181,324	$869,844,567	$456,719,732	$111,919,835	$284,592,978
$1,368,440	$178,267,638	$558,735,821	$849,235,291	$308,595,989
$97,618	$2,954,553,707	$1,753,902,222	$429,046,670	$1,476,954,941
$–	$–	$–	$–	$–
$23,084	$1,086,094	$4,736,184	$1,106,570	$168,963
$87,680	$76,898,004	$85,877,120	$47,035,831	$461,948
$23,235	$1,745,910	$76,121,774	$5,992,156	$1,682,224
$23,416	$2,123,348	$213,655,503	$1,558,685	$473,325
$1,400,297	$71,452,085	$581,900,559	$42,965,930	$11,328,439

184,111	238,657,311	128,930,482	403,040,995	40,553,973
125,274	55,881,154	26,972,763	18,766,044	8,067,878
142,697	110,362,123	73,739,559	46,630,952	24,381,966
165,638	22,568,617	89,677,442	353,737,245	26,456,244
11,822	374,273,466	281,531,919	178,552,748	126,794,930
–	–	–	–	–
2,794	137,559	759,327	457,599	14,572
10,617	9,743,808	13,769,976	19,527,593	39,667
2,812	221,350	12,277,087	2,493,331	144,446
2,834	268,795	34,320,408	649,139	40,677
169,494	9,049,083	93,386,169	17,894,004	972,880

$8.26	$7.89	$6.20	$2.40	$11.65

$8.45	$8.07	$6.34	$2.46	$11.92
$8.26	$7.89	$6.17	$2.41	$11.67
$8.28	$7.88	$6.19	$2.40	$11.67
$8.26	$7.90	$6.23	$2.40	$11.66
$8.26	$7.89	$6.23	$2.40	$11.65
$ –	$ –	$ –	$ –	$ –
$8.26	$7.90	$6.24	$2.42	$11.60
$8.26	$7.89	$6.24	$2.41	$11.65
$8.26	$7.89	$6.20	$2.40	$11.65
$8.26	$7.90	$6.23	$2.40	$11.64
$8.26	$7.90	$6.23	$2.40	$11.64

See Notes to Financial Statements.	385

Statements of Assets and Liabilities (continued)

November 30, 2022

	Short Duration Core Bond Fund	Short Duration Income Fund
ASSETS:
Investments in securities, at cost	$246,691,793	$52,586,655,602
Investments in securities, at fair value	$239,742,678	$50,182,499,133
Cash	–	5,458,320
Deposits with brokers for futures collateral	433,520	105,148,617
Deposits with brokers for forwards and swaps collateral	–	84,949,951
Foreign cash, at value (cost $0, $54,085, $0 and $0, respectively)	–	54,622
Receivables:
Investment securities sold	6,986,349	385,366,938
Capital shares sold	3,119,496	290,118,592
Interest and dividends	1,591,171	333,070,814
Variation margin for futures contracts	101,009	27,649,343
From advisor (See Note 3)	41,446	–
Variation margin for centrally cleared swap agreements	38,000	2,314,828
Unrealized appreciation on forward foreign currency exchange contracts	–	–
Prepaid expenses and other assets	50,831	678,870
Total assets	252,104,500	51,417,310,028
LIABILITIES:
Payables:
Investment securities purchased	13,964,174	403,729,833
Capital shares reacquired	1,926,792	208,603,854
Management fee	58,656	10,579,749
12b-1 distribution plan	14,246	7,184,365
Fund administration	7,821	1,673,034
Trustees’ fees	6,486	5,781,471
To broker for collateral held for swap contracts	599	–
To bank	228	–
Variation margin for futures contracts	–	–
To broker	–	2,302,956
Variation margin for centrally cleared swap agreements	–	–
Reverse repurchase agreements payable, at fair value	–	2,061,390
Credit default swap agreements payable, at fair value (including upfront payments of $0, $1,740,608, $0 and $0, respectively)	–	6,276,225
Unrealized depreciation on forward foreign currency exchange contracts	–	28,983,247
Foreign currency overdraft (cost $0, $0, $84 and $0, respectively)	–	–
Distributions payable	764,982	173,346,767
Accrued expenses and other liabilities	85,317	7,595,224
Total liabilities	16,829,301	858,118,115
NET ASSETS	$235,275,199	$50,559,191,913
COMPOSITION OF NET ASSETS:
Paid-in capital	$254,615,773	$59,447,936,072
Total distributable earnings (loss)	(19,340,574)	(8,888,744,159)
Net Assets	$235,275,199	$50,559,191,913

386	See Notes to Financial Statements.

Total Return Fund	Ultra Short Bond Fund

$3,635,701,782	$11,317,260,624
$3,456,687,949	$11,074,680,228
6,288	36,061,526
8,986,350	1,679,075
13,057,348	–
–	–

753,073,409	152,149,177
15,478,325	70,552,222
21,451,303	57,766,797
–	576,186
24,848	–
–	–
92,295	–
53,387	162,147
4,268,911,502	11,393,627,358

1,268,885,819	128,444,605
7,138,724	52,022,341
674,905	1,591,028
218,566	691,251
96,415	374,359
438,496	1,321,009
–	–
–	–
267,834	–
–	–
774,041	–
75,084	–

–	–
942,987	–
85	–
10,222,973	29,366,826
815,286	1,669,258
1,290,551,215	215,480,677
$2,978,360,287	$11,178,146,681

$3,625,737,804	$11,556,946,462
(647,377,517)	(378,799,781)
$2,978,360,287	$11,178,146,681

See Notes to Financial Statements.	387

Statements of Assets and Liabilities (concluded)

November 30, 2022

	Short Duration Core Bond Fund	Short Duration Income Fund
Net Assets by class:
Class A Shares	$44,848,782	$9,589,050,019
Class A1 Shares	$–	$–
Class C Shares	$4,444,979	$2,170,217,479
Class F Shares	$19,104,729	$6,132,793,826
Class F3 Shares	$29,951,862	$5,143,624,781
Class I Shares	$135,395,242	$25,868,734,168
Class P Shares	$–	$–
Class R2 Shares	$–	$6,312,283
Class R3 Shares	$582,281	$358,356,734
Class R4 Shares	$11,300	$146,586,878
Class R5 Shares	$11,300	$65,954,469
Class R6 Shares	$924,724	$1,077,561,276
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	4,918,473	2,500,069,257
Class A1 Shares	–	–
Class C Shares	487,697	562,388,630
Class F Shares	2,096,421	1,599,296,727
Class F3 Shares	3,287,247	1,339,400,125
Class I Shares	14,858,164	6,749,881,916
Class P Shares	–	–
Class R2 Shares	–	1,645,246
Class R3 Shares	63,910	93,336,584
Class R4 Shares	1,240	38,145,861
Class R5 Shares	1,240	17,226,428
Class R6 Shares	101,483	281,086,057
Net Asset Value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$9.12	$3.84
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$9.33	$3.93
Class A1 Shares-Net asset value	$ –	$ –
Class A1 Shares-Maximum offering price (Net asset value plus sales charge of 1.50%)	$ –	$ –
Class C Shares-Net asset value	$9.11	$3.86
Class F Shares-Net asset value	$9.11	$3.83
Class F3 Shares-Net asset value	$9.11	$3.84
Class I Shares-Net asset value	$9.11	$3.83
Class P Shares-Net asset value	$ –	$ –
Class R2 Shares-Net asset value	$ –	$3.84
Class R3 Shares-Net asset value	$9.11	$3.84
Class R4 Shares-Net asset value	$9.11	$3.84
Class R5 Shares-Net asset value	$9.11	$3.83
Class R6 Shares-Net asset value	$9.11	$3.83

388	See Notes to Financial Statements.

Total Return Fund	Ultra Short Bond Fund

$973,820,104	$5,193,143,421
$–	$3,869,226
$34,392,782	$–
$234,058,086	$1,280,935,223
$707,782,597	$759,272,836
$762,733,359	$3,872,021,707
$515,356	$–
$1,198,704	$–
$27,760,212	$–
$30,001,853	$–
$22,289,823	$131,457
$183,807,411	$68,772,811

111,137,441	529,914,062
–	394,710
3,928,145	–
26,715,405	130,679,659
80,737,950	77,482,114
86,874,343	395,144,541
58,529	–
136,843	–
3,168,809	–
3,424,056	–
2,543,355	13,413
20,957,539	7,015,770

$8.76	$9.80

$8.96	$ –
$ –	$9.80

$ –	$9.95
$8.76	$ –
$8.76	$9.80
$8.77	$9.80
$8.78	$9.80
$8.81	$ –
$8.76	$ –
$8.76	$ –
$8.76	$ –
$8.76	$9.80
$8.77	$9.80

See Notes to Financial Statements.	389

Statements of Operations

For the Year Ended November 30, 2022

	Convertible Fund	Core Fixed Income Fund	Core Plus Bond Fund
Investment income:
Dividends (net of foreign withholding taxes of $0, $0, $0, $0, $0, $1,818, $0 and $0, respectively)	$6,483,999	$–	$–
Securities lending net income	211,954	–	–
Interest and other (net of foreign withholding taxes of $0, $1,038, $1,980, $0, $0, $18,434, $1,435 and $833, respectively)	21,803,742	53,194,119	16,793,994
Interest earned from Interfund Lending (See Note 11)	424	472	973
Total investment income	28,500,119	53,194,591	16,794,967
Expenses:
Management fee	7,788,685	4,295,603	1,283,530
12b-1 distribution plan-Class A	528,452	1,086,268	160,228
12b-1 distribution plan-Class C	469,089	188,227	40,368
12b-1 distribution plan-Class F	345,741	186,097	184,601
12b-1 distribution plan-Class P	165	–	–
12b-1 distribution plan-Class R2	480	2,614	–
12b-1 distribution plan-Class R3	131,216	35,691	761
12b-1 distribution plan-Class R4	1,861	22,270	790
Shareholder servicing	946,578	1,148,149	390,132
Fund administration	453,380	761,380	183,362
Registration	240,730	200,379	165,434
Reports to shareholders	104,540	133,117	38,155
Professional	75,746	74,584	64,659
Custody	63,898	31,672	5,925
Trustees’ fees	24,455	36,930	8,448
Interest paid from Interfund Lending (See Note 11)	6,047	–	–
Other	105,645	114,611	51,004
Gross expenses	11,286,708	8,317,592	2,577,397
Expense reductions (See Note 9)	(8,401)	(10,711)	(4,593)
Fees waived and expenses reimbursed (See Note 3)	(63,898)	(31,672)	(25,116)
Shareholder servicing reimbursed-Class I (See Note 3)	–	(283,010)	–
Net expenses	11,214,409	7,992,199	2,547,688
Net investment income	17,285,710	45,202,392	14,247,279

390	See Notes to Financial Statements.

Corporate Bond Fund	Floating Rate Fund	High Yield Fund	Income Fund	Inflation Focused Fund

$–	$6,516,813	$1,022,988	$–	$–
–	625,121	85,395	–	–

236,168	405,284,727	354,482,304	112,109,600	97,789,919

–	3,517	2,206	6,390	861
236,168	412,430,178	355,592,893	112,115,990	97,790,780

28,570	35,098,601	30,625,080	10,563,432	10,660,691
3,279	4,065,900	1,856,410	2,183,445	1,186,671
3,577	4,089,075	1,699,940	500,435	996,088
1,810	2,055,599	1,322,275	264,388	1,066,180
–	–	79	–	–
150	6,246	32,048	7,253	641
390	353,903	507,119	261,541	2,128
63	6,163	207,208	12,044	4,528
4,972	5,841,564	5,091,252	1,792,982	3,002,805
2,857	3,075,431	2,330,006	1,113,099	1,465,813
142,881	869,610	266,211	282,058	582,671
2,500	84,566	224,237	260,717	294,006
60,837	199,468	151,990	113,465	128,321
5,187	72,295	182,172	40,681	99,348
480	143,547	119,821	55,253	69,056
–	–	39,448	–	–
9,196	366,313	305,824	118,304	442,871
266,749	56,328,281	44,961,120	17,569,097	20,001,818
(34)	(69,192)	(35,478)	(16,407)	(27,652)
(224,361)	(72,295)	(182,172)	(40,681)	(99,348)
–	–	–	–	–
42,354	56,186,794	44,743,470	17,512,009	19,874,818
193,814	356,243,384	310,849,423	94,603,981	77,915,962

See Notes to Financial Statements.	391

Statements of Operations (continued)

For the Year Ended November 30, 2022

	Convertible Fund	Core Fixed Income Fund	Core Plus Bond Fund
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	$(206,467,364)	$(179,997,138)	$(37,758,060)
Net realized gain (loss) on futures contracts	–	(45,114,559)	(10,116,755)
Net realized gain (loss) on forward foreign currency exchange contracts	6,032,934	6,168,748	260,478
Net realized gain (loss) on swap contracts	–	301,438	(551,072)
Net realized gain (loss) on foreign currency related transactions	206,957	45,981	69,527
Net change in unrealized appreciation/depreciation on investments	(104,193,084)	(88,045,859)	(22,821,919)
Net change in unrealized appreciation/depreciation on futures contracts	–	(3,147,616)	(262,971)
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	(3,436,700)	(334,520)	(135,380)
Net change in unrealized appreciation/depreciation on swap contracts	–	(173,600)	178,150
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	1,413	23,506	10,004
Net change in unrealized appreciation/depreciation on unfunded commitments	–	–	803
Net realized and unrealized gain (loss)	(307,855,844)	(310,273,619)	(71,127,195)
Net Decrease in Net Assets Resulting From Operations	$(290,570,134)	$(265,071,227)	$(56,879,916)

392	See Notes to Financial Statements.

Corporate Bond Fund	Floating Rate Fund	High Yield Fund	Income Fund	Inflation Focused Fund

$(384,039)	$(303,319,852)	$(497,770,396)	$(205,559,888)	$(106,256,387)
(160,108)	31,184,788	(7,859,080)	(79,417,053)	(97,537,660)

–	21,330,574	38,543,961	3,188,606	–
(279)	(10,842,983)	(15,220,832)	(544,804)	26,785,688

–	(1,597,614)	(1,881,428)	(116,428)	(1)

(953,488)	(258,315,816)	(569,191,606)	(279,149,968)	(123,041,180)

(12,344)	2,815,105	5,326,734	(4,274,199)	3,286,740

–	(6,082,066)	(17,577,036)	(2,197,944)	–

333	11,333,080	(8,786,975)	(243,180)	79,576,142

(1)	(411,425)	38,650	12,983	–

–	(462,225)	18,243	–	–
(1,509,926)	(514,368,434)	(1,074,359,765)	(568,301,875)	(217,186,658)

$(1,316,112)	$(158,125,050)	$(763,510,342)	$(473,697,894)	$(139,270,696)

See Notes to Financial Statements.	393

Statements of Operations (concluded)

For the Year Ended November 30, 2022

	Short Duration Core Bond Fund	Short Duration Income Fund
Investment income:
Interest and other (net of foreign withholding taxes of $0, $0, $2,074 and $0, respectively)	$5,673,050	$1,542,478,939
Interest earned from Interfund Lending (See Note 11)	–	2,496
IRS compliance fee for foreign withholding tax claims	–	474
Total investment income	5,673,050	1,542,481,909
Expenses:
Management fee	718,054	144,173,024
12b-1 distribution plan-Class A	94,314	22,828,756
12b-1 distribution plan-Class A1	–	–
12b-1 distribution plan-Class C	36,278	22,948,959
12b-1 distribution plan-Class F	63,339	14,790,470
12b-1 distribution plan-Class P	–	–
12b-1 distribution plan-Class R2	–	51,928
12b-1 distribution plan-Class R3	1,749	1,910,743
12b-1 distribution plan-Class R4	29	410,877
Shareholder servicing	252,477	40,128,078
Registration	203,238	2,109,252
Fund administration	95,741	22,827,684
Professional	63,356	659,715
Reports to shareholders	16,264	1,883,586
Custody	12,669	582,708
Trustees’ fees	4,212	1,217,466
Other	32,698	818,859
Gross expenses	1,594,418	277,342,105
Expense reductions (See Note 9)	(2,203)	(474,615)
Fees waived and expenses reimbursed (See Note 3)	(446,512)	(582,708)
Shareholder servicing reimbursed-Class I (See Note 3)	–	–
Net expenses	1,145,703	276,284,782
Net investment income	4,527,347	1,266,197,127
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(5,005,403)	(727,064,311)
Net realized gain (loss) on futures contracts	(3,824,304)	(1,176,013,053)
Net realized gain (loss) on forward foreign currency exchange contracts	–	2,575,787
Net realized gain (loss) on swap contracts	133,841	(12,700,289)
Net realized gain (loss) on foreign currency related transactions	–	(122,205)
Net change in unrealized appreciation/depreciation on investments	(6,591,917)	(2,358,532,242)
Net change in unrealized appreciation/depreciation on futures contracts	208,052	25,694,092
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	–	(25,792,360)
Net change in unrealized appreciation/depreciation on swap contracts	4,255	4,935,211
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(1)	974
Net change in unrealized appreciation/depreciation on unfunded commitments	–	–
Net realized and unrealized gain (loss)	(15,075,477)	(4,267,018,396)
Net Decrease in Net Assets Resulting From Operations	$(10,548,130)	$(3,000,821,269)

394	See Notes to Financial Statements.

Total Return Fund	Ultra Short Bond Fund

$112,067,825	$239,827,097
5,525	2,287
–	–
112,073,350	239,829,384

9,676,666	24,407,067
2,223,261	11,460,374
–	18,646
377,510	–
587,431	3,006,543
2,647	–
8,235	–
162,181	–
88,481	–
2,745,780	7,748,016
231,520	1,116,954
1,382,679	5,742,839
99,510	213,049
229,443	271,795
77,811	172,171
70,252	297,432
136,654	489,236
18,100,061	54,944,122
(22,194)	(114,847)
(77,811)	(172,171)
(232,658)	–
17,767,398	54,657,104
94,305,952	185,172,280

(308,990,323)	(80,864,253)
(105,259,945)	(1,572,964)
3,806,191	–
6,799,348	–
612,030	–
(204,085,317)	(222,047,654)
(9,131,285)	3,970,458

(1,767,023)	–
(5,893,507)	–

36,147	–

8,225	–
(623,865,459)	(300,514,413)
$(529,559,507)	$(115,342,133)

See Notes to Financial Statements.	395

Statements of Changes in Net Assets

	Convertible Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
Operations:
Net investment income	$17,285,710	$8,983,163
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swaps and foreign currency related transactions	(200,227,473)	315,176,828
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	(107,628,371)	(215,965,586)
Net increase (decrease) in net assets resulting from operations	(290,570,134)	108,194,405
Distributions to shareholders:
Class A	(56,563,619)	(44,474,798)
Class C	(12,002,250)	(9,636,964)
Class F	(119,406,126)	(98,696,767)
Class F3	(5,597,825)	(3,794,157)
Class I	(42,873,939)	(44,532,989)
Class P	(6,769)	(10,698)
Class R2	(14,226)	(6,653)
Class R3	(5,675,187)	(3,781,842)
Class R4	(145,517)	(62,354)
Class R5	(307,889)	(208,290)
Class R6	(3,510,782)	(938,396)
Total distributions to shareholders	(246,104,129)	(206,143,908)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	937,344,775	1,148,419,471
Reinvestment of distributions	221,444,923	184,921,377
Cost of shares reacquired	(1,289,981,030)	(1,004,464,628)
Net increase (decrease) in net assets resulting from capital share transactions	(131,191,332)	328,876,220
Net increase (decrease) in net assets	(667,865,595)	230,926,717
NET ASSETS:
Beginning of year	$1,608,208,857	$1,377,282,140
End of year	$940,343,262	$1,608,208,857

396	See Notes to Financial Statements.

Core Fixed Income Fund		Core Plus Bond Fund
For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021

$45,202,392	$23,118,710	$14,247,279	$6,746,215

(218,595,530)	5,784,521	(48,095,882)	285,179

(91,678,089)	(33,905,711)	(23,031,313)	(4,274,267)
(265,071,227)	(5,002,480)	(56,879,916)	2,757,127

(16,573,308)	(30,146,588)	(2,779,601)	(2,476,213)
(564,037)	(1,823,741)	(131,337)	(181,477)
(5,697,594)	(16,536,554)	(6,146,191)	(7,213,736)
(13,022,012)	(19,418,211)	(1,406,782)	(637,706)
(24,435,779)	(23,340,610)	(6,169,249)	(1,096,104)
–	–	–	–
(12,525)	(19,609)	–	–
(197,394)	(466,113)	(4,769)	(4,961)
(267,625)	(465,934)	(10,410)	(11,229)
(52,412)	(52,146)	(396)	(456)
(1,124,724)	(1,574,971)	(101,117)	(40,649)
(61,947,410)	(93,844,477)	(16,749,852)	(11,662,531)

1,098,594,679	566,871,625	852,606,397	289,650,946
61,392,570	93,164,727	16,621,339	11,626,541
(722,290,231)	(562,456,825)	(529,424,233)	(176,565,796)

437,697,018	97,579,527	339,803,503	124,711,691
110,678,381	(1,267,430)	266,173,735	115,806,287

$2,047,749,294	$2,049,016,724	$406,111,973	$290,305,686
$2,158,427,675	$2,047,749,294	$672,285,708	$406,111,973

See Notes to Financial Statements.	397

Statements of Changes in Net Assets (continued)

	Corporate Bond Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
Operations:
Net investment income	$193,814	$247,433
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swaps and foreign currency related transactions	(544,426)	248,570
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	(965,500)	(387,882)
Net increase (decrease) in net assets resulting from operations	(1,316,112)	108,121
Distributions to shareholders:
Class A	(100,211)	(118,710)
Class C	(21,477)	(30,828)
Class F	(118,345)	(195,506)
Class F3	(85,109)	(87,404)
Class I	(6,561)	(6,770)
Class P	–	–
Class R2	(1,273)	(1,243)
Class R3	(3,758)	(2,650)
Class R4	(1,371)	(1,357)
Class R5	(1,450)	(1,443)
Class R6	(86,866)	(88,815)
Return of Capital
Class A	–	–
Class C	–	–
Class F	–	–
Class F3	–	–
Class I	–	–
Class P	–	–
Class R2	–	–
Class R3	–	–
Class R4	–	–
Class R5	–	–
Class R6	–	–
Total distributions to shareholders	(426,421)	(534,726)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	1,445,810	3,286,355
Reinvestment of distributions	248,459	279,857
Cost of shares reacquired	(4,821,175)	(2,432,483)
Net increase (decrease) in net assets resulting from capital share transactions	(3,126,906)	1,133,729
Net increase (decrease) in net assets	(4,869,439)	707,124
NET ASSETS:
Beginning of year	$11,630,437	$10,923,313
End of year	$6,760,998	$11,630,437

398	See Notes to Financial Statements.

Floating Rate Fund		High Yield Fund
For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021

$356,243,384	$242,081,655	$310,849,423	$376,268,770

(263,245,087)	24,176,252	(484,187,775)	445,833,782

(251,123,347)	86,015,760	(590,171,990)	(282,623,503)
(158,125,050)	352,273,667	(763,510,342)	539,479,049

(92,169,705)	(71,663,534)	(51,030,954)	(55,737,636)
(19,096,986)	(17,977,968)	(10,152,499)	(11,440,283)
(86,019,818)	(100,311,162)	(73,034,610)	(107,702,794)
(9,656,542)	(4,533,210)	(36,104,232)	(67,467,481)
(137,145,318)	(39,381,013)	(97,943,279)	(90,563,940)
–	–	(897)	(2,110)
(43,750)	(33,778)	(273,365)	(271,454)
(3,120,946)	(1,669,244)	(5,276,393)	(5,084,508)
(105,696)	(103,869)	(4,522,242)	(4,921,338)
(111,390)	(140,747)	(13,415,768)	(12,626,828)
(3,926,998)	(4,430,656)	(34,928,129)	(34,216,604)

–	–	(1,846,382)	–
–	–	(367,334)	–
–	–	(2,642,510)	–
–	–	(1,306,309)	–
–	–	(3,543,748)	–
–	–	(32)	–
–	–	(9,891)	–
–	–	(190,908)	–
–	–	(163,622)	–
–	–	(485,404)	–
–	–	(1,263,756)	–
(351,397,149)	(240,245,181)	(338,502,264)	(390,034,976)

7,983,304,563	3,152,226,991	2,878,099,913	2,223,607,627
303,246,251	202,485,760	317,039,838	363,727,584
(8,203,729,429)	(2,322,466,657)	(4,663,902,869)	(3,770,958,816)

82,821,385	1,032,246,094	(1,468,763,118)	(1,183,623,605)
(426,700,814)	1,144,274,580	(2,570,775,724)	(1,034,179,532)

$6,906,118,852	$5,761,844,272	$7,268,326,227	$8,302,505,759
$6,479,418,038	$6,906,118,852	$4,697,550,503	$7,268,326,227

See Notes to Financial Statements.	399

Statements of Changes in Net Assets (continued)

	Income Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
Operations:
Net investment income	$94,603,981	$78,677,188
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swaps and foreign currency related transactions	(282,449,567)	84,960,230
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(285,852,308)	(92,869,727)
Net increase (decrease) in net assets resulting from operations	(473,697,894)	70,767,691
Distributions to shareholders:
Class A	(61,769,431)	(37,966,179)
Class C	(3,189,861)	(2,229,886)
Class F	(18,636,742)	(17,756,247)
Class F3	(53,890,395)	(27,165,271)
Class I	(15,773,712)	(4,553,494)
Class R2	(63,027)	(37,083)
Class R3	(2,734,526)	(1,496,610)
Class R4	(257,918)	(182,213)
Class R5	(271,026)	(205,062)
Class R6	(3,209,166)	(1,942,082)
Total distributions to shareholders	(159,795,804)	(93,534,127)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	1,137,446,596	903,627,448
Reinvestment of distributions	150,507,166	87,005,996
Cost of shares reacquired	(1,329,956,952)	(704,310,353)
Net increase (decrease) in net assets resulting from capital share transactions	(42,003,190)	286,323,091
Net increase (decrease) in net assets	(675,496,888)	263,556,655
NET ASSETS:
Beginning of year	$3,177,321,683	$2,913,765,028
End of year	$2,501,824,795	$3,177,321,683

400	See Notes to Financial Statements.

Inflation Focused Fund		Short Duration Core Bond Fund
For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021

$77,915,962	$21,985,020	$4,527,347	$1,300,243

(177,008,360)	(73,123,732)	(8,695,866)	528,879

(40,178,298)	205,910,099	(6,379,611)	(1,169,386)
(139,270,696)	154,771,387	(10,548,130)	659,736

(17,567,509)	(6,605,755)	(1,283,096)	(783,111)
(2,421,356)	(695,768)	(85,553)	(44,830)
(30,578,500)	(19,635,542)	(1,536,849)	(1,804,755)
(11,574,025)	(1,880,994)	(345,144)	(9,140)
(49,925,281)	(15,218,619)	(3,328,168)	(303,164)
(3,001)	(822)	–	–
(11,573)	(6,861)	(9,657)	(753)
(52,651)	(47,470)	(299)	(203)
(13,710)	(5,436)	(328)	(232)
(440,059)	(446,150)	(26,265)	(17,880)
(112,587,665)	(44,543,417)	(6,615,359)	(2,964,068)

3,576,490,242	3,375,804,253	336,428,557	168,095,317
110,112,850	42,764,809	6,264,354	2,830,620
(4,517,782,175)	(435,077,649)	(273,856,258)	(109,774,576)

(831,179,083)	2,983,491,413	68,836,653	61,151,361
(1,083,037,444)	3,093,719,383	51,673,164	58,847,029

$3,734,018,937	$640,299,554	$183,602,035	$124,755,006
$2,650,981,493	$3,734,018,937	$235,275,199	$183,602,035

See Notes to Financial Statements.	401

Statements of Changes in Net Assets (concluded)

	Short Duration Income Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
Operations:
Net investment income	$1,266,197,127	$962,939,459
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swaps and foreign currency related transactions	(1,913,324,071)	311,587,368
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(2,353,694,325)	(395,051,709)
Net increase (decrease) in net assets resulting from operations	(3,000,821,269)	879,475,118
Distributions to shareholders:
Class A	(333,489,534)	(309,607,372)
Class A1	–	–
Class C	(62,222,924)	(62,982,386)
Class F	(413,364,645)	(617,730,413)
Class F3	(173,531,776)	(125,501,106)
Class I	(701,837,319)	(279,943,499)
Class P	–	–
Class R2	(217,975)	(227,822)
Class R3	(10,136,275)	(8,276,628)
Class R4	(4,676,483)	(3,848,330)
Class R5	(1,976,912)	(1,715,632)
Class R6	(32,917,410)	(25,537,393)
Total distributions to shareholders	(1,734,371,253)	(1,435,370,581)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	39,496,673,430	26,643,406,283
Reinvestment of distributions	1,500,233,564	1,242,281,987
Cost of shares reacquired	(48,557,667,513)	(20,390,255,915)
Net increase (decrease) in net assets resulting from capital share transactions	(7,560,760,519)	7,495,432,355
Net increase (decrease) in net assets	(12,295,953,041)	6,939,536,892
NET ASSETS:
Beginning of year	$62,855,144,954	$55,915,608,062
End of year	$50,559,191,913	$62,855,144,954

402	See Notes to Financial Statements.

Total Return Fund		Ultra Short Bond Fund
For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021

$94,305,952	$79,344,112	$185,172,280	$70,895,432

(403,032,699)	15,017,741	(82,437,217)	5,962,848
(220,832,760)	(61,530,723)	(218,077,196)	(71,863,307)
(529,559,507)	32,831,130	(115,342,133)	4,994,973

(41,063,513)	(57,216,980)	(94,086,125)	(40,628,679)
–	–	(75,197)	(42,663)
(1,438,131)	(2,760,963)	–	–
(22,666,054)	(43,026,580)	(32,900,215)	(25,148,239)
(31,015,832)	(35,456,865)	(12,931,462)	(3,563,432)
(22,739,909)	(17,833,713)	(50,640,992)	(6,438,730)
(20,248)	(25,673)	–	–
(45,801)	(87,984)	–	–
(1,102,609)	(2,707,274)	–	–
(1,293,563)	(2,208,768)	–	–
(2,576,467)	(4,197,222)	(2,567)	(3,612)
(8,550,658)	(12,413,150)	(1,211,271)	(429,817)
(132,512,785)	(177,935,172)	(191,847,829)	(76,255,172)

1,096,644,953	989,612,784	10,131,846,342	11,462,190,489
124,569,301	164,741,222	177,839,732	71,411,372
(1,731,640,699)	(1,114,907,634)	(16,117,603,459)	(15,726,627,092)

(510,426,445)	39,446,372	(5,807,917,385)	(4,193,025,231)
(1,172,498,737)	(105,657,670)	(6,115,107,347)	(4,264,285,430)

$4,150,859,024	$4,256,516,694	$17,293,254,028	$21,557,539,458
$2,978,360,287	$4,150,859,024	$11,178,146,681	$17,293,254,028

See Notes to Financial Statements.	403

Financial Highlights

CONVERTIBLE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2022	$19.24	$0.20	$(3.77)	$(3.57)	$(0.31)	$(2.72)	$(3.03)
11/30/2021	20.52	0.09	1.68	1.77	(0.19)	(2.86)	(3.05)
11/30/2020	14.15	0.14	7.40	7.54	(0.21)	(0.96)	(1.17)
11/30/2019	13.16	0.21	1.70	1.91	(0.53)	(0.39)	(0.92)
11/30/2018	13.31	0.16	(0.03)	0.13	(0.28)	–	(0.28)
Class C
11/30/2022	19.04	0.10	(3.72)	(3.62)	(0.21)	(2.72)	(2.93)
11/30/2021	20.37	(0.04)	1.66	1.62	(0.09)	(2.86)	(2.95)
11/30/2020	14.05	0.03	7.36	7.39	(0.11)	(0.96)	(1.07)
11/30/2019	13.08	0.12	1.69	1.81	(0.45)	(0.39)	(0.84)
11/30/2018	13.23	0.07	(0.03)	0.04	(0.19)	–	(0.19)
Class F
11/30/2022	19.25	0.19	(3.75)	(3.56)	(0.32)	(2.72)	(3.04)
11/30/2021	20.52	0.11	1.68	1.79	(0.20)	(2.86)	(3.06)
11/30/2020	14.15	0.16	7.39	7.55	(0.22)	(0.96)	(1.18)
11/30/2019	13.17	0.22	1.69	1.91	(0.54)	(0.39)	(0.93)
11/30/2018	13.32	0.18	(0.04)	0.14	(0.29)	–	(0.29)
Class F3
11/30/2022	19.44	0.24	(3.81)	(3.57)	(0.34)	(2.72)	(3.06)
11/30/2021	20.68	0.15	1.69	1.84	(0.22)	(2.86)	(3.08)
11/30/2020	14.24	0.18	7.46	7.64	(0.24)	(0.96)	(1.20)
11/30/2019	13.25	0.24	1.70	1.94	(0.56)	(0.39)	(0.95)
11/30/2018	13.39	0.20	(0.04)	0.16	(0.30)	–	(0.30)
Class I
11/30/2022	19.39	0.25	(3.82)	(3.57)	(0.34)	(2.72)	(3.06)
11/30/2021	20.66	0.13	1.68	1.81	(0.22)	(2.86)	(3.08)
11/30/2020	14.23	0.17	7.46	7.63	(0.24)	(0.96)	(1.20)
11/30/2019	13.24	0.24	1.70	1.94	(0.56)	(0.39)	(0.95)
11/30/2018	13.39	0.19	(0.04)	0.15	(0.30)	–	(0.30)
Class P
11/30/2022	19.65	0.17	(3.86)	(3.69)	(0.27)	(2.72)	(2.99)
11/30/2021	20.88	0.05	1.70	1.75	(0.12)	(2.86)	(2.98)
11/30/2020	14.37	0.09	7.55	7.64	(0.17)	(0.96)	(1.13)
11/30/2019	13.36	0.18	1.72	1.90	(0.50)	(0.39)	(0.89)
11/30/2018	13.51	0.13	(0.04)	0.09	(0.24)	–	(0.24)

404	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$12.64	(21.50)	1.07	1.07	1.44	$215,259	165
19.24	8.83	1.03	1.03	0.47	365,551	154
20.52	57.67	1.06	1.06	0.86	290,469	138
14.15	15.80	1.06	1.06	1.59	143,294	161
13.16	0.94	1.04	1.04	1.21	133,181	213

12.49	(21.95)	1.73	1.74	0.76	42,136	165
19.04	8.08	1.70	1.70	(0.19)	79,104	154
20.37	56.72	1.70	1.70	0.21	64,570	138
14.05	15.00	1.70	1.70	0.94	41,278	161
13.08	0.27	1.69	1.69	0.56	38,615	213

12.65	(21.43)	0.97	0.98	1.34	137,175	165
19.25	8.98	0.93	0.93	0.59	804,859	154
20.52	57.83	0.96	0.96	0.96	625,813	138
14.15	15.92	0.96	0.96	1.69	173,878	161
13.17	0.95	0.94	0.94	1.32	201,325	213

12.81	(21.25)	0.79	0.79	1.70	19,538	165
19.44	9.18	0.75	0.75	0.77	37,889	154
20.68	58.11	0.80	0.80	1.12	23,424	138
14.24	16.02	0.83	0.83	1.81	8,030	161
13.25	1.12	0.81	0.81	1.47	6,635	213

12.76	(21.33)	0.86	0.87	1.86	487,218	165
19.39	9.02	0.82	0.82	0.68	259,180	154
20.66	58.08	0.86	0.86	1.05	340,178	138
14.23	15.94	0.86	0.86	1.82	307,308	161
13.24	1.12	0.84	0.84	1.40	469,350	213

12.97	(21.65)	1.32	1.32	1.24	36	165
19.65	8.57	1.27	1.27	0.23	43	154
20.88	57.33	1.31	1.31	0.60	74	138
14.37	15.43	1.31	1.31	1.33	70	161
13.36	0.68	1.29	1.29	0.96	59	213

See Notes to Financial Statements.	405

Financial Highlights (continued)

CONVERTIBLE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
11/30/2022	$19.63	$0.15	$(3.86)	$(3.71)	$(0.25)	$(2.72)	$(2.97)
11/30/2021	20.88	0.02	1.71	1.73	(0.12)	(2.86)	(2.98)
11/30/2020	14.37	0.07	7.54	7.61	(0.14)	(0.96)	(1.10)
11/30/2019	13.35	0.17	1.71	1.88	(0.47)	(0.39)	(0.86)
11/30/2018	13.49	0.11	(0.03)	0.08	(0.22)	–	(0.22)
Class R3
11/30/2022	19.12	0.16	(3.75)	(3.59)	(0.26)	(2.72)	(2.98)
11/30/2021	20.41	0.04	1.66	1.70	(0.13)	(2.86)	(2.99)
11/30/2020	14.08	0.09	7.37	7.46	(0.17)	(0.96)	(1.13)
11/30/2019	13.11	0.17	1.68	1.85	(0.49)	(0.39)	(0.88)
11/30/2018	13.26	0.13	(0.04)	0.09	(0.24)	–	(0.24)
Class R4
11/30/2022	19.24	0.19	(3.77)	(3.58)	(0.30)	(2.72)	(3.02)
11/30/2021	20.52	0.09	1.67	1.76	(0.18)	(2.86)	(3.04)
11/30/2020	14.14	0.14	7.40	7.54	(0.20)	(0.96)	(1.16)
11/30/2019	13.16	0.20	1.70	1.90	(0.53)	(0.39)	(0.92)
11/30/2018	13.31	0.16	(0.04)	0.12	(0.27)	–	(0.27)
Class R5
11/30/2022	19.39	0.24	(3.81)	(3.57)	(0.34)	(2.72)	(3.06)
11/30/2021	20.65	0.14	1.68	1.82	(0.22)	(2.86)	(3.08)
11/30/2020	14.23	0.17	7.45	7.62	(0.24)	(0.96)	(1.20)
11/30/2019	13.24	0.23	1.71	1.94	(0.56)	(0.39)	(0.95)
11/30/2018	13.38	0.19	(0.03)	0.16	(0.30)	–	(0.30)
Class R6
11/30/2022	19.44	0.24	(3.81)	(3.57)	(0.34)	(2.72)	(3.06)
11/30/2021	20.69	0.15	1.68	1.83	(0.22)	(2.86)	(3.08)
11/30/2020	14.25	0.17	7.47	7.64	(0.24)	(0.96)	(1.20)
11/30/2019	13.25	0.24	1.71	1.95	(0.56)	(0.39)	(0.95)
11/30/2018	13.39	0.19	(0.03)	0.16	(0.30)	–	(0.30)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

406	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$12.95	(21.80)	1.46	1.47	1.09	$76	165
19.63	8.43	1.42	1.42	0.10	94	154
20.88	57.05	1.46	1.46	0.45	46	138
14.37	15.27	1.45	1.45	1.23	56	161
13.35	0.57	1.44	1.44	0.79	70	213

12.55	(21.73)	1.37	1.38	1.12	20,448	165
19.12	8.52	1.33	1.33	0.19	36,483	154
20.41	57.25	1.36	1.36	0.56	25,311	138
14.08	15.37	1.36	1.36	1.28	10,420	161
13.11	0.65	1.34	1.34	0.94	8,548	213

12.64	(21.54)	1.12	1.12	1.40	609	165
19.24	8.80	1.08	1.08	0.44	919	154
20.52	57.67	1.13	1.13	0.86	418	138
14.14	15.68	1.11	1.11	1.53	88	161
13.16	0.88	1.09	1.09	1.17	64	213

12.76	(21.32)	0.86	0.87	1.70	1,578	165
19.39	9.08	0.83	0.83	0.69	1,905	154
20.65	58.01	0.86	0.86	1.05	1,314	138
14.23	16.03	0.86	0.87	1.70	843	161
13.24	1.10	0.83	0.83	1.43	150	213

12.81	(21.26)	0.79	0.80	1.75	16,269	165
19.44	9.12	0.75	0.75	0.79	22,182	154
20.69	58.08	0.80	0.80	1.11	5,665	138
14.25	16.01	0.83	0.83	1.77	5,198	161
13.25	1.20	0.81	0.81	1.39	4,558	213

See Notes to Financial Statements.	407

Financial Highlights (continued)

CORE FIXED INCOME FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2022	$11.14	$0.21	$(1.70)	$(1.49)	$(0.27)	$(0.04)	$(0.31)
11/30/2021	11.69	0.11	(0.15)	(0.04)	(0.14)	(0.37)	(0.51)
11/30/2020	11.10	0.19	0.62	0.81	(0.22)	–	(0.22)
11/30/2019	10.38	0.25	0.76	1.01	(0.29)	–	(0.29)
11/30/2018	10.87	0.25	(0.43)	(0.18)	(0.31)	–	(0.31)
Class C
11/30/2022	11.08	0.15	(1.69)	(1.54)	(0.20)	(0.04)	(0.24)
11/30/2021	11.63	0.04	(0.15)	(0.11)	(0.07)	(0.37)	(0.44)
11/30/2020	11.05	0.12	0.61	0.73	(0.15)	–	(0.15)
11/30/2019	10.34	0.18	0.75	0.93	(0.22)	–	(0.22)
11/30/2018	10.82	0.18	(0.41)	(0.23)	(0.25)	–	(0.25)
Class F
11/30/2022	11.13	0.19	(1.66)	(1.47)	(0.28)	(0.04)	(0.32)
11/30/2021	11.68	0.12	(0.15)	(0.03)	(0.15)	(0.37)	(0.52)
11/30/2020	11.10	0.19	0.62	0.81	(0.23)	–	(0.23)
11/30/2019	10.38	0.26	0.76	1.02	(0.30)	–	(0.30)
11/30/2018	10.87	0.26	(0.43)	(0.17)	(0.32)	–	(0.32)
Class F3
11/30/2022	11.13	0.24	(1.70)	(1.46)	(0.29)	(0.04)	(0.33)
11/30/2021	11.69	0.14	(0.16)	(0.02)	(0.17)	(0.37)	(0.54)
11/30/2020	11.10	0.22	0.62	0.84	(0.25)	–	(0.25)
11/30/2019	10.38	0.28	0.76	1.04	(0.32)	–	(0.32)
11/30/2018	10.87	0.28	(0.43)	(0.15)	(0.34)	–	(0.34)
Class I
11/30/2022	11.13	0.26	(1.73)	(1.47)	(0.29)	(0.04)	(0.33)
11/30/2021	11.68	0.14	(0.15)	(0.01)	(0.17)	(0.37)	(0.54)
11/30/2020	11.10	0.21	0.62	0.83	(0.25)	–	(0.25)
11/30/2019	10.38	0.27	0.76	1.03	(0.31)	–	(0.31)
11/30/2018	10.86	0.28	(0.42)	(0.14)	(0.34)	–	(0.34)
Class R2
11/30/2022	11.14	0.17	(1.70)	(1.53)	(0.23)	(0.04)	(0.27)
11/30/2021	11.69	0.07	(0.15)	(0.08)	(0.10)	(0.37)	(0.47)
11/30/2020	11.10	0.14	0.63	0.77	(0.18)	–	(0.18)
11/30/2019	10.38	0.21	0.75	0.96	(0.24)	–	(0.24)
11/30/2018	10.87	0.21	(0.43)	(0.22)	(0.27)	–	(0.27)

408	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$9.34	(13.54)	0.57	0.57	2.14	$476,618	541
11.14	(0.30)	0.58	0.58	1.01	646,894	492
11.69	7.40	0.60	0.60	1.63	677,401	589
11.10	9.79	0.64	0.64	2.30	492,702	836
10.38	(1.64)	0.62	0.69	2.36	405,998	615

9.30	(13.97)	1.19	1.19	1.50	19,226	541
11.08	(0.96)	1.22	1.22	0.38	29,523	492
11.63	6.66	1.22	1.22	1.01	49,939	589
11.05	9.05	1.25	1.25	1.70	42,376	836
10.34	(2.18)	1.25	1.32	1.72	41,820	615

9.34	(13.37)	0.48	0.48	1.89	81,612	541
11.13	(0.21)	0.48	0.48	1.11	342,050	492
11.68	7.41	0.49	0.49	1.70	371,706	589
11.10	9.89	0.54	0.54	2.37	214,720	836
10.38	(1.54)	0.52	0.60	2.43	128,716	615

9.34	(13.23)	0.31	0.31	2.43	362,923	541
11.13	(0.12)	0.30	0.30	1.28	442,421	492
11.69	7.69	0.32	0.32	1.90	399,915	589
11.10	10.09	0.35	0.35	2.58	307,972	836
10.38	(1.38)	0.34	0.41	2.63	237,638	615

9.33	(13.34)	0.33	0.37	2.68	1,165,866	541
11.13	(0.07)	0.34	0.38	1.25	534,313	492
11.68	7.56	0.35	0.39	1.87	493,395	589
11.10	10.04	0.40	0.44	2.50	364,812	836
10.38	(1.33)	0.39	0.48	2.60	194,836	615

9.34	(13.88)	0.97	0.98	1.65	368	541
11.14	(0.70)	0.98	0.98	0.60	850	492
11.69	6.97	1.00	1.00	1.26	445	589
11.10	9.35	1.04	1.04	1.93	532	836
10.38	(2.03)	1.02	1.10	1.95	632	615

See Notes to Financial Statements.	409

Financial Highlights (continued)

CORE FIXED INCOME FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2022	$11.14	$0.18	$(1.70)	$(1.52)	$(0.24)	$(0.04)	$(0.28)
11/30/2021	11.69	0.08	(0.15)	(0.07)	(0.11)	(0.37)	(0.48)
11/30/2020	11.10	0.15	0.63	0.78	(0.19)	–	(0.19)
11/30/2019	10.38	0.22	0.75	0.97	(0.25)	–	(0.25)
11/30/2018	10.87	0.22	(0.43)	(0.21)	(0.28)	–	(0.28)
Class R4
11/30/2022	11.13	0.21	(1.70)	(1.49)	(0.26)	(0.04)	(0.30)
11/30/2021	11.68	0.11	(0.15)	(0.04)	(0.14)	(0.37)	(0.51)
11/30/2020	11.10	0.18	0.62	0.80	(0.22)	–	(0.22)
11/30/2019	10.38	0.24	0.76	1.00	(0.28)	–	(0.28)
11/30/2018	10.87	0.25	(0.43)	(0.18)	(0.31)	–	(0.31)
Class R5
11/30/2022	11.14	0.25	(1.72)	(1.47)	(0.29)	(0.04)	(0.33)
11/30/2021	11.69	0.13	(0.14)	(0.01)	(0.17)	(0.37)	(0.54)
11/30/2020	11.10	0.21	0.63	0.84	(0.25)	–	(0.25)
11/30/2019	10.38	0.27	0.76	1.03	(0.31)	–	(0.31)
11/30/2018	10.87	0.27	(0.43)	(0.16)	(0.33)	–	(0.33)
Class R6
11/30/2022	11.13	0.25	(1.71)	(1.46)	(0.29)	(0.04)	(0.33)
11/30/2021	11.68	0.14	(0.15)	(0.01)	(0.17)	(0.37)	(0.54)
11/30/2020	11.10	0.22	0.62	0.84	(0.26)	–	(0.26)
11/30/2019	10.38	0.28	0.76	1.04	(0.32)	–	(0.32)
11/30/2018	10.86	0.28	(0.42)	(0.14)	(0.34)	–	(0.34)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

410	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$9.34	(13.80)	0.87	0.88	1.79	$5,914	541
11.14	(0.60)	0.88	0.88	0.71	9,264	492
11.69	7.08	0.90	0.90	1.35	11,473	589
11.10	9.46	0.94	0.94	2.02	11,736	836
10.38	(1.94)	0.92	0.99	2.05	11,965	615

9.34	(13.50)	0.62	0.62	2.10	8,047	541
11.13	(0.36)	0.63	0.63	0.96	10,587	492
11.68	7.26	0.65	0.65	1.58	10,750	589
11.10	9.73	0.69	0.69	2.25	7,553	836
10.38	(1.69)	0.67	0.73	2.34	8,196	615

9.34	(13.36)	0.37	0.37	2.51	1,782	541
11.14	(0.10)	0.38	0.38	1.20	1,443	492
11.69	7.61	0.40	0.40	1.86	1,053	589
11.10	10.01	0.44	0.44	2.50	1,370	836
10.38	(1.44)	0.42	0.48	2.58	811	615

9.34	(13.32)	0.31	0.31	2.52	36,072	541
11.13	(0.03)	0.30	0.30	1.29	30,405	492
11.68	7.60	0.32	0.32	1.95	32,940	589
11.10	10.10	0.35	0.35	2.60	42,495	836
10.38	(1.28)	0.34	0.41	2.65	42,302	615

See Notes to Financial Statements.	411

Financial Highlights (continued)

CORE PLUS BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2022	$15.38	$0.40	$(2.44)	$(2.04)	$(0.46)	$(0.01)	$(0.47)
11/30/2021	15.78	0.33	(0.14)	0.19	(0.42)	(0.17)	(0.59)
11/30/2020	15.39	0.38	0.61	0.99	(0.50)	(0.10)	(0.60)
11/30/2019	14.41	0.42	1.06	1.48	(0.50)	–	(0.50)
11/30/2018	15.14	0.47	(0.64)	(0.17)	(0.56)	–	(0.56)
Class C
11/30/2022	15.38	0.31	(2.44)	(2.13)	(0.37)	(0.01)	(0.38)
11/30/2021	15.78	0.23	(0.14)	0.09	(0.32)	(0.17)	(0.49)
11/30/2020	15.39	0.27	0.61	0.88	(0.39)	(0.10)	(0.49)
11/30/2019	14.42	0.31	1.06	1.37	(0.40)	–	(0.40)
11/30/2018	15.15	0.37	(0.64)	(0.27)	(0.46)	–	(0.46)
Class F
11/30/2022	15.36	0.39	(2.40)	(2.01)	(0.48)	(0.01)	(0.49)
11/30/2021	15.76	0.34	(0.14)	0.20	(0.43)	(0.17)	(0.60)
11/30/2020	15.38	0.39	0.60	0.99	(0.51)	(0.10)	(0.61)
11/30/2019	14.41	0.41	1.07	1.48	(0.51)	–	(0.51)
11/30/2018	15.14	0.48	(0.64)	(0.16)	(0.57)	–	(0.57)
Class F3
11/30/2022	15.37	0.44	(2.42)	(1.98)	(0.51)	(0.01)	(0.52)
11/30/2021	15.77	0.36	(0.13)	0.23	(0.46)	(0.17)	(0.63)
11/30/2020	15.40	0.42	0.59	1.01	(0.54)	(0.10)	(0.64)
11/30/2019	14.42	0.47	1.04	1.51	(0.53)	–	(0.53)
11/30/2018	15.15	0.52	(0.65)	(0.13)	(0.60)	–	(0.60)
Class I
11/30/2022	15.37	0.47	(2.48)	(2.01)	(0.49)	(0.01)	(0.50)
11/30/2021	15.77	0.37	(0.15)	0.22	(0.45)	(0.17)	(0.62)
11/30/2020	15.39	0.41	0.60	1.01	(0.53)	(0.10)	(0.63)
11/30/2019	14.41	0.40	1.11	1.51	(0.53)	–	(0.53)
11/30/2018	15.14	0.50	(0.64)	(0.14)	(0.59)	–	(0.59)
Class R3
11/30/2022	15.37	0.36	(2.44)	(2.08)	(0.42)	(0.01)	(0.43)
11/30/2021	15.77	0.28	(0.14)	0.14	(0.37)	(0.17)	(0.54)
11/30/2020	15.39	0.34	0.59	0.93	(0.45)	(0.10)	(0.55)
11/30/2019	14.41	0.37	1.07	1.44	(0.46)	–	(0.46)
11/30/2018	15.13	0.43	(0.64)	(0.21)	(0.51)	–	(0.51)

412	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$12.87	(13.38)	0.68	0.69	2.93	$92,635	407
15.38	1.23	0.68	0.73	2.12	76,162	258
15.78	6.57	0.68	0.80	2.46	57,837	443
15.39	10.39	0.68	1.12	2.74	24,429	598
14.41	(1.16)	0.68	2.45	3.18	6,283	468

12.87	(13.94)	1.33	1.34	2.23	5,380	407
15.38	0.57	1.33	1.38	1.50	5,550	258
15.78	5.83	1.38	1.50	1.77	5,846	443
15.39	9.63	1.32	1.70	2.03	3,992	598
14.42	(1.83)	1.36	3.12	2.51	603	468

12.86	(13.25)	0.58	0.59	2.78	111,760	407
15.36	1.32	0.58	0.62	2.18	274,812	258
15.76	6.61	0.58	0.70	2.56	181,474	443
15.38	10.41	0.58	0.89	2.71	157,901	598
14.41	(1.07)	0.58	2.35	3.28	5,774	468

12.87	(13.06)	0.39	0.40	3.22	47,207	407
15.37	1.51	0.38	0.43	2.32	34,554	258
15.77	6.69	0.39	0.50	2.74	8,558	443
15.40	10.63	0.46	0.98	3.11	11	598
14.42	(0.83)	0.43	2.12	3.46	10	468

12.86	(13.21)	0.48	0.48	3.58	411,464	407
15.37	1.42	0.48	0.54	2.40	13,423	258
15.77	6.71	0.48	0.61	2.66	35,271	443
15.39	10.61	0.47	0.70	2.62	13,782	598
14.41	(0.95)	0.47	2.25	3.40	108	468

12.86	(13.64)	0.98	0.99	2.60	155	407
15.37	0.93	0.98	1.03	1.84	159	258
15.77	6.19	0.98	1.09	2.19	124	443
15.39	10.09	0.95	1.47	2.43	188	598
14.41	(1.45)	0.97	2.75	2.88	27	468

See Notes to Financial Statements.	413

Financial Highlights (continued)

CORE PLUS BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R4
11/30/2022	$15.37	$0.38	$(2.41)	$(2.03)	$(0.46)	$(0.01)	$(0.47)
11/30/2021	15.77	0.32	(0.14)	0.18	(0.41)	(0.17)	(0.58)
11/30/2020	15.39	0.37	0.60	0.97	(0.49)	(0.10)	(0.59)
11/30/2019	14.41	0.43	1.04	1.47	(0.49)	–	(0.49)
11/30/2018	15.14	0.46	(0.64)	(0.18)	(0.55)	–	(0.55)
Class R5
11/30/2022	15.38	0.43	(2.44)	(2.01)	(0.49)	(0.01)	(0.50)
11/30/2021	15.77	0.36	(0.13)	0.23	(0.45)	(0.17)	(0.62)
11/30/2020	15.39	0.41	0.60	1.01	(0.53)	(0.10)	(0.63)
11/30/2019	14.41	0.47	1.04	1.51	(0.53)	–	(0.53)
11/30/2018	15.14	0.50	(0.64)	(0.14)	(0.59)	–	(0.59)
Class R6
11/30/2022	15.38	0.46	(2.46)	(2.00)	(0.50)	(0.01)	(0.51)
11/30/2021	15.78	0.38	(0.14)	0.24	(0.47)	(0.17)	(0.64)
11/30/2020	15.39	0.43	0.60	1.03	(0.54)	(0.10)	(0.64)
11/30/2019	14.41	0.47	1.04	1.51	(0.53)	–	(0.53)
11/30/2018	15.14	0.50	(0.64)	(0.14)	(0.59)	–	(0.59)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

414	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$12.87	(13.36)	0.73	0.74	2.76	$295	407
15.37	1.18	0.73	0.77	2.06	379	258
15.77	6.45	0.73	0.86	2.39	266	443
15.39	10.35	0.73	1.31	2.84	30	598
14.41	(1.21)	0.72	2.50	3.13	27	468

12.87	(13.19)	0.46	0.46	3.09	10	407
15.38	1.49	0.48	0.50	2.35	11	258
15.77	6.72	0.48	0.57	2.69	12	443
15.39	10.63	0.48	1.06	3.10	30	598
14.41	(0.97)	0.47	2.25	3.38	27	468

12.87	(13.12)	0.39	0.40	3.42	3,380	407
15.38	1.53	0.38	0.44	2.44	1,061	258
15.78	6.86	0.39	0.51	2.78	918	443
15.39	10.65	0.46	1.00	3.11	30	598
14.41	(0.93)	0.44	2.24	3.42	27	468

See Notes to Financial Statements.	415

Financial Highlights (continued)

CORPORATE BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2022	$10.39	$0.24	$(1.88)	$(1.64)	$(0.31)	$(0.18)	$(0.49)
11/30/2021	10.78	0.21	(0.11)	0.10	(0.31)	(0.18)	(0.49)
11/30/2020	10.23	0.26	0.64	0.90	(0.35)	–	(0.35)
11/30/2019	9.32	0.31	0.99	1.30	(0.39)	–	(0.39)
11/30/2018	10.06	0.31	(0.64)	(0.33)	(0.40)	(0.01)	(0.41)
Class C
11/30/2022	10.38	0.18	(1.87)	(1.69)	(0.25)	(0.18)	(0.43)
11/30/2021	10.77	0.15	(0.12)	0.03	(0.24)	(0.18)	(0.42)
11/30/2020	10.23	0.20	0.62	0.82	(0.28)	–	(0.28)
11/30/2019	9.32	0.24	0.99	1.23	(0.32)	–	(0.32)
11/30/2018	10.06	0.23	(0.63)	(0.40)	(0.33)	(0.01)	(0.34)
Class F
11/30/2022	10.40	0.24	(1.86)	(1.62)	(0.32)	(0.18)	(0.50)
11/30/2021	10.79	0.23	(0.12)	0.11	(0.32)	(0.18)	(0.50)
11/30/2020	10.25	0.27	0.63	0.90	(0.36)	–	(0.36)
11/30/2019	9.34	0.32	0.99	1.31	(0.40)	–	(0.40)
11/30/2018	10.08	0.31	(0.63)	(0.32)	(0.41)	(0.01)	(0.42)
Class F3
11/30/2022	10.39	0.26	(1.88)	(1.62)	(0.33)	(0.18)	(0.51)
11/30/2021	10.78	0.24	(0.11)	0.13	(0.34)	(0.18)	(0.52)
11/30/2020	10.23	0.30	0.62	0.92	(0.37)	–	(0.37)
11/30/2019	9.32	0.34	0.98	1.32	(0.41)	–	(0.41)
11/30/2018	10.06	0.34	(0.64)	(0.30)	(0.43)	(0.01)	(0.44)
Class I
11/30/2022	10.38	0.26	(1.87)	(1.61)	(0.33)	(0.18)	(0.51)
11/30/2021	10.77	0.24	(0.12)	0.12	(0.33)	(0.18)	(0.51)
11/30/2020	10.23	0.30	0.61	0.91	(0.37)	–	(0.37)
11/30/2019	9.32	0.33	0.98	1.31	(0.40)	–	(0.40)
11/30/2018	10.06	0.32	(0.63)	(0.31)	(0.42)	(0.01)	(0.43)
Class R2
11/30/2022	10.39	0.20	(1.88)	(1.68)	(0.27)	(0.18)	(0.45)
11/30/2021	10.77	0.18	(0.11)	0.07	(0.27)	(0.18)	(0.45)
11/30/2020	10.23	0.23	0.62	0.85	(0.31)	–	(0.31)
11/30/2019	9.32	0.27	0.99	1.26	(0.35)	–	(0.35)
11/30/2018	10.06	0.27	(0.64)	(0.37)	(0.36)	(0.01)	(0.37)

416	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$8.26	(16.19)	0.68	3.85	2.63	$1,521	115
10.39	0.95	0.68	2.67	2.06	2,547	111
10.78	8.95	0.68	3.24	2.53	2,157	119
10.23	14.12	0.68	4.25	3.12	769	54
9.32	(3.36)	0.68	4.54	3.17	368	109

8.26	(16.64)	1.32	4.51	2.03	1,035	115
10.38	0.29	1.35	3.35	1.43	547	111
10.77	8.12	1.36	4.13	1.96	791	119
10.23	13.38	1.33	4.78	2.43	597	54
9.32	(4.07)	1.43	5.17	2.39	71	109

8.28	(15.98)	0.58	3.68	2.66	1,181	115
10.40	1.06	0.58	2.58	2.17	4,660	111
10.79	8.95	0.58	3.17	2.64	3,991	119
10.25	14.20	0.58	4.20	3.22	2,764	54
9.34	(3.26)	0.58	4.20	3.21	1,501	109

8.26	(15.99)	0.44	3.60	2.92	1,368	115
10.39	1.20	0.44	2.45	2.32	1,770	111
10.78	9.22	0.45	3.21	2.88	1,837	119
10.23	14.42	0.41	4.15	3.42	1,718	54
9.32	(3.07)	0.37	4.28	3.46	1,501	109

8.26	(15.94)	0.48	3.70	2.88	98	115
10.38	1.16	0.48	2.48	2.28	146	111
10.77	9.08	0.48	3.33	2.88	134	119
10.23	14.34	0.48	4.17	3.35	171	54
9.32	(3.19)	0.48	4.16	3.30	144	109

8.26	(16.52)	1.08	4.29	2.28	23	115
10.39	0.65	1.08	3.08	1.68	29	111
10.77	8.43	1.08	3.84	2.24	30	119
10.23	13.66	1.08	4.78	2.74	28	54
9.32	(3.75)	1.08	4.92	2.76	25	109

See Notes to Financial Statements.	417

Financial Highlights (continued)

CORPORATE BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2022	$10.38	$0.22	$(1.88)	$(1.66)	$(0.28)	$(0.18)	$(0.46)
11/30/2021	10.77	0.19	(0.12)	0.07	(0.28)	(0.18)	(0.46)
11/30/2020	10.23	0.24	0.62	0.86	(0.32)	–	(0.32)
11/30/2019	9.32	0.28	0.99	1.27	(0.36)	–	(0.36)
11/30/2018	10.06	0.28	(0.64)	(0.36)	(0.37)	(0.01)	(0.38)
Class R4
11/30/2022	10.39	0.23	(1.88)	(1.65)	(0.30)	(0.18)	(0.48)
11/30/2021	10.78	0.21	(0.11)	0.10	(0.31)	(0.18)	(0.49)
11/30/2020	10.23	0.27	0.62	0.89	(0.34)	–	(0.34)
11/30/2019	9.32	0.30	0.99	1.29	(0.38)	–	(0.38)
11/30/2018	10.06	0.30	(0.63)	(0.33)	(0.40)	(0.01)	(0.41)
Class R5
11/30/2022	10.39	0.26	(1.88)	(1.62)	(0.33)	(0.18)	(0.51)
11/30/2021	10.78	0.24	(0.12)	0.12	(0.33)	(0.18)	(0.51)
11/30/2020	10.24	0.29	0.62	0.91	(0.37)	–	(0.37)
11/30/2019	9.32	0.33	0.99	1.32	(0.40)	–	(0.40)
11/30/2018	10.06	0.33	(0.64)	(0.31)	(0.42)	(0.01)	(0.43)
Class R6
11/30/2022	10.39	0.26	(1.88)	(1.62)	(0.33)	(0.18)	(0.51)
11/30/2021	10.78	0.24	(0.11)	0.13	(0.34)	(0.18)	(0.52)
11/30/2020	10.23	0.30	0.62	0.92	(0.37)	–	(0.37)
11/30/2019	9.32	0.34	0.98	1.32	(0.41)	–	(0.41)
11/30/2018	10.06	0.34	(0.64)	(0.30)	(0.43)	(0.01)	(0.44)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

418	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$8.26	(16.36)	0.98	4.30	2.47	$88	115
10.38	0.65	0.98	2.98	1.78	69	111
10.77	8.54	0.98	3.75	2.34	59	119
10.23	13.77	0.98	4.68	2.85	54	54
9.32	(3.65)	0.98	4.87	2.87	47	109

8.26	(16.23)	0.73	3.95	2.62	23	115
10.39	0.91	0.73	2.73	2.04	29	111
10.78	8.91	0.73	3.49	2.59	30	119
10.23	14.06	0.73	4.42	3.09	28	54
9.32	(3.41)	0.73	4.56	3.11	25	109

8.26	(16.02)	0.48	3.69	2.87	23	115
10.39	1.16	0.48	2.48	2.28	29	111
10.78	9.07	0.48	3.25	2.84	31	119
10.24	14.45	0.48	4.17	3.34	29	54
9.32	(3.17)	0.48	4.32	3.36	25	109

8.26	(15.99)	0.44	3.61	2.92	1,400	115
10.39	1.20	0.44	2.45	2.32	1,804	111
10.78	9.22	0.45	3.21	2.88	1,864	119
10.23	14.42	0.41	4.15	3.42	1,718	54
9.32	(3.07)	0.37	4.28	3.46	1,501	109

See Notes to Financial Statements.	419

Financial Highlights (continued)

FLOATING RATE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Return of capital	Total distri- butions
Class A
11/30/2022	$8.37	$0.37	$(0.48)	$(0.11)	$(0.37)	$–	$(0.37)
11/30/2021	8.20	0.33	0.16	0.49	(0.32)	–	(0.32)
11/30/2020	8.73	0.38	(0.53)	(0.15)	(0.32)	(0.06)	(0.38)
11/30/2019	8.97	0.49	(0.24)	0.25	(0.49)	–	(0.49)
11/30/2018	9.18	0.46	(0.21)	0.25	(0.46)	–	(0.46)
Class C
11/30/2022	8.37	0.32	(0.48)	(0.16)	(0.32)	–	(0.32)
11/30/2021	8.20	0.27	0.17	0.44	(0.27)	–	(0.27)
11/30/2020	8.74	0.33	(0.54)	(0.21)	(0.27)	(0.06)	(0.33)
11/30/2019	8.98	0.44	(0.24)	0.20	(0.44)	–	(0.44)
11/30/2018	9.18	0.40	(0.20)	0.20	(0.40)	–	(0.40)
Class F
11/30/2022	8.36	0.35	(0.45)	(0.10)	(0.38)	–	(0.38)
11/30/2021	8.19	0.33	0.17	0.50	(0.33)	–	(0.33)
11/30/2020	8.72	0.39	(0.54)	(0.15)	(0.32)	(0.06)	(0.38)
11/30/2019	8.96	0.50	(0.24)	0.26	(0.50)	–	(0.50)
11/30/2018	9.17	0.47	(0.21)	0.26	(0.47)	–	(0.47)
Class F3
11/30/2022	8.38	0.40	(0.49)	(0.09)	(0.39)	–	(0.39)
11/30/2021	8.21	0.35	0.17	0.52	(0.35)	–	(0.35)
11/30/2020	8.75	0.40	(0.54)	(0.14)	(0.34)	(0.06)	(0.40)
11/30/2019	8.98	0.52	(0.23)	0.29	(0.52)	–	(0.52)
11/30/2018	9.19	0.49	(0.22)	0.27	(0.48)	–	(0.48)
Class I
11/30/2022	8.37	0.41	(0.50)	(0.09)	(0.39)	–	(0.39)
11/30/2021	8.20	0.34	0.17	0.51	(0.34)	–	(0.34)
11/30/2020	8.74	0.40	(0.55)	(0.15)	(0.33)	(0.06)	(0.39)
11/30/2019	8.97	0.51	(0.23)	0.28	(0.51)	–	(0.51)
11/30/2018	9.18	0.48	(0.21)	0.27	(0.48)	–	(0.48)
Class R2
11/30/2022	8.38	0.35	(0.49)	(0.14)	(0.34)	–	(0.34)
11/30/2021	8.20	0.29	0.18	0.47	(0.29)	–	(0.29)
11/30/2020	8.74	0.35	(0.54)	(0.19)	(0.29)	(0.06)	(0.35)
11/30/2019	8.98	0.46	(0.24)	0.22	(0.46)	–	(0.46)
11/30/2018	9.19	0.43	(0.22)	0.21	(0.42)	–	(0.42)

420	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$7.89	(1.31)	0.80	0.80	4.60	$1,882,335	85
8.37	6.07	0.79	0.79	3.87	1,981,600	87
8.20	(1.58)	0.80	0.80	4.65	1,790,285	92
8.73	2.90	0.81	0.81	5.56	2,462,684	58
8.97	2.74	0.79	0.79	5.05	3,653,385	68

7.89	(1.93)	1.43	1.43	3.96	441,112	85
8.37	5.42	1.41	1.41	3.26	499,850	87
8.20	(2.31)	1.42	1.42	4.08	616,741	92
8.74	2.37	1.45	1.45	4.93	1,141,085	58
8.98	2.10	1.43	1.43	4.42	1,627,126	68

7.88	(1.22)	0.69	0.69	4.24	869,845	85
8.36	6.17	0.69	0.69	3.96	2,999,065	87
8.19	(1.50)	0.70	0.70	4.79	2,231,780	92
8.72	3.00	0.71	0.71	5.65	4,007,181	58
8.96	2.84	0.69	0.69	5.17	6,725,819	68

7.90	(1.04)	0.53	0.53	4.95	178,268	85
8.38	6.34	0.53	0.53	4.12	137,808	87
8.21	(1.32)	0.54	0.54	4.92	91,251	92
8.75	3.17	0.54	0.54	5.83	147,359	58
8.98	3.00	0.53	0.53	5.29	277,822	68

7.89	(1.11)	0.60	0.60	5.05	2,954,554	85
8.37	6.28	0.59	0.59	4.06	1,133,927	87
8.20	(1.50)	0.60	0.60	4.92	855,140	92
8.74	3.22	0.61	0.61	5.75	1,475,395	58
8.97	2.94	0.59	0.59	5.27	2,462,923	68

7.90	(1.70)	1.20	1.20	4.28	1,086	85
8.38	5.78	1.19	1.19	3.48	965	87
8.20	(2.09)	1.20	1.20	4.26	1,026	92
8.74	2.50	1.21	1.21	5.16	1,471	58
8.98	2.35	1.19	1.19	4.68	1,579	68

See Notes to Financial Statements.	421

Financial Highlights (continued)

FLOATING RATE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Return of capital	Total distri- butions
Class R3
11/30/2022	$8.37	$0.36	$(0.49)	$(0.13)	$(0.35)	$–	$(0.35)
11/30/2021	8.20	0.30	0.17	0.47	(0.30)	–	(0.30)
11/30/2020	8.74	0.35	(0.54)	(0.19)	(0.29)	(0.06)	(0.35)
11/30/2019	8.97	0.47	(0.23)	0.24	(0.47)	–	(0.47)
11/30/2018	9.18	0.44	(0.22)	0.22	(0.43)	–	(0.43)
Class R4
11/30/2022	8.37	0.36	(0.47)	(0.11)	(0.37)	–	(0.37)
11/30/2021	8.20	0.32	0.17	0.49	(0.32)	–	(0.32)
11/30/2020	8.73	0.38	(0.54)	(0.16)	(0.31)	(0.06)	(0.37)
11/30/2019	8.97	0.49	(0.24)	0.25	(0.49)	–	(0.49)
11/30/2018	9.18	0.47	(0.22)	0.25	(0.46)	–	(0.46)
Class R5
11/30/2022	8.38	0.39	(0.48)	(0.09)	(0.39)	–	(0.39)
11/30/2021	8.21	0.34	0.17	0.51	(0.34)	–	(0.34)
11/30/2020	8.75	0.40	(0.55)	(0.15)	(0.33)	(0.06)	(0.39)
11/30/2019	8.98	0.51	(0.23)	0.28	(0.51)	–	(0.51)
11/30/2018	9.19	0.51	(0.24)	0.27	(0.48)	–	(0.48)
Class R6
11/30/2022	8.38	0.39	(0.48)	(0.09)	(0.39)	–	(0.39)
11/30/2021	8.20	0.35	0.18	0.53	(0.35)	–	(0.35)
11/30/2020	8.74	0.40	(0.54)	(0.14)	(0.34)	(0.06)	(0.40)
11/30/2019	8.98	0.51	(0.23)	0.28	(0.52)	–	(0.52)
11/30/2018	9.19	0.49	(0.22)	0.27	(0.48)	–	(0.48)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

422	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$7.89	(1.60)	1.10	1.10	4.48	$76,898	85
8.37	5.76	1.09	1.09	3.58	51,915	87
8.20	(1.99)	1.10	1.10	4.35	43,458	92
8.74	2.71	1.12	1.12	5.26	52,957	58
8.97	2.45	1.09	1.09	4.78	52,978	68

7.89	(1.36)	0.84	0.84	4.36	1,746	85
8.37	6.02	0.84	0.84	3.83	2,680	87
8.20	(1.63)	0.85	0.85	4.64	2,953	92
8.73	2.85	0.86	0.86	5.54	5,240	58
8.97	2.70	0.85	0.85	5.16	21,747	68

7.90	(1.11)	0.60	0.60	4.73	2,123	85
8.38	6.28	0.59	0.59	4.08	2,975	87
8.21	(1.49)	0.60	0.60	4.93	5,019	92
8.75	3.23	0.62	0.62	5.79	6,661	58
8.98	2.96	0.60	0.60	5.62	44,385	68

7.90	(1.04)	0.53	0.53	4.83	71,452	85
8.38	6.48	0.53	0.53	4.15	95,334	87
8.20	(1.44)	0.54	0.54	4.89	124,190	92
8.74	3.16	0.55	0.55	5.77	109,741	58
8.98	3.01	0.53	0.53	5.35	63,275	68

See Notes to Financial Statements.	423

Financial Highlights (continued)

HIGH YIELD FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net investment income	Return of capital	Total distri- butions
Class A
11/30/2022	$7.43	$0.35	$(1.20)		$(0.85)	$(0.37)	$(0.01)	$(0.38)
11/30/2021	7.30	0.35	0.14		0.49	(0.36)	–	(0.36)
11/30/2020	7.37	0.36	(0.05	)(c)	0.31	(0.38)	–	(0.38)
11/30/2019	7.13	0.40	0.25		0.65	(0.41)	–	(0.41)
11/30/2018	7.71	0.41	(0.56)		(0.15)	(0.43)	–	(0.43)
Class C
11/30/2022	7.39	0.31	(1.19)		(0.88)	(0.33)	(0.01)	(0.34)
11/30/2021	7.27	0.30	0.13		0.43	(0.31)	–	(0.31)
11/30/2020	7.33	0.32	(0.04	)(c)	0.28	(0.34)	–	(0.34)
11/30/2019	7.09	0.35	0.26		0.61	(0.37)	–	(0.37)
11/30/2018	7.67	0.36	(0.56)		(0.20)	(0.38)	–	(0.38)
Class F
11/30/2022	7.42	0.36	(1.20)		(0.84)	(0.38)	(0.01)	(0.39)
11/30/2021	7.30	0.35	0.14		0.49	(0.37)	–	(0.37)
11/30/2020	7.36	0.37	(0.04	)(c)	0.33	(0.39)	–	(0.39)
11/30/2019	7.12	0.40	0.26		0.66	(0.42)	–	(0.42)
11/30/2018	7.70	0.42	(0.56)		(0.14)	(0.44)	–	(0.44)
Class F3
11/30/2022	7.46	0.37	(1.20)		(0.83)	(0.39)	(0.01)	(0.40)
11/30/2021	7.34	0.37	0.13		0.50	(0.38)	–	(0.38)
11/30/2020	7.41	0.37	(0.03	)(c)	0.34	(0.41)	–	(0.41)
11/30/2019	7.16	0.42	0.27		0.69	(0.44)	–	(0.44)
11/30/2018	7.75	0.43	(0.56)		(0.13)	(0.46)	–	(0.46)
Class I
11/30/2022	7.46	0.36	(1.19)		(0.83)	(0.39)	(0.01)	(0.40)
11/30/2021	7.34	0.36	0.14		0.50	(0.38)	–	(0.38)
11/30/2020	7.40	0.37	(0.03	)(c)	0.34	(0.40)	–	(0.40)
11/30/2019	7.16	0.41	0.26		0.67	(0.43)	–	(0.43)
11/30/2018	7.74	0.43	(0.56)		(0.13)	(0.45)	–	(0.45)

424	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$6.20	(11.62)	0.89	0.90	5.24	$799,529	106
7.43	6.74	0.88	0.88	4.59	1,089,069	113
7.30	4.65	0.90	0.90	5.15	1,134,235	126
7.37	9.37	0.91	0.91	5.42	1,218,731	86
7.13	(2.03)	0.90	0.90	5.48	1,126,386	107

6.17	(12.12)	1.52	1.52	4.61	166,372	106
7.39	5.94	1.50	1.50	3.96	258,441	113
7.27	4.14	1.53	1.53	4.55	287,145	126
7.33	8.72	1.53	1.53	4.81	376,682	86
7.09	(2.70)	1.55	1.55	4.84	410,469	107

6.19	(11.56)	0.79	0.80	5.22	456,720	106
7.42	6.70	0.77	0.77	4.68	2,239,174	113
7.30	4.89	0.80	0.80	5.24	2,097,727	126
7.36	9.48	0.81	0.81	5.52	2,144,680	86
7.12	(1.95)	0.80	0.80	5.58	2,082,549	107

6.23	(11.29)	0.60	0.60	5.54	558,736	106
7.46	6.90	0.59	0.59	4.88	737,768	113
7.34	4.97	0.60	0.60	5.31	1,984,689	126
7.41	9.82	0.62	0.62	5.72	555,795	86
7.16	(1.85)	0.60	0.60	5.77	507,646	107

6.23	(11.37)	0.69	0.70	5.46	1,753,902	106
7.46	6.80	0.67	0.67	4.78	1,759,013	113
7.34	5.00	0.70	0.70	5.30	1,664,193	126
7.40	9.57	0.71	0.71	5.61	1,610,253	86
7.16	(1.82)	0.70	0.70	5.66	1,412,203	107

See Notes to Financial Statements.	425

Financial Highlights (continued)

HIGH YIELD FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net investment income	Return of capital	Total distri- butions
Class R2
11/30/2022	$7.47	$0.33	$(1.20)		$(0.87)	$(0.35)	$(0.01)	$(0.36)
11/30/2021	7.35	0.32	0.13		0.45	(0.33)	–	(0.33)
11/30/2020	7.41	0.34	(0.04	)(c)	0.30	(0.36)	–	(0.36)
11/30/2019	7.17	0.37	0.26		0.63	(0.39)	–	(0.39)
11/30/2018	7.76	0.38	(0.57)		(0.19)	(0.40)	–	(0.40)
Class R3
11/30/2022	7.47	0.33	(1.20)		(0.87)	(0.35)	(0.01)	(0.36)
11/30/2021	7.35	0.32	0.14		0.46	(0.34)	–	(0.34)
11/30/2020	7.41	0.34	(0.04	)(c)	0.30	(0.36)	–	(0.36)
11/30/2019	7.17	0.38	0.25		0.63	(0.39)	–	(0.39)
11/30/2018	7.75	0.39	(0.56)		(0.17)	(0.41)	–	(0.41)
Class R4
11/30/2022	7.43	0.35	(1.20)		(0.85)	(0.37)	(0.01)	(0.38)
11/30/2021	7.30	0.34	0.14		0.48	(0.35)	–	(0.35)
11/30/2020	7.37	0.36	(0.05	)(c)	0.31	(0.38)	–	(0.38)
11/30/2019	7.12	0.39	0.27		0.66	(0.41)	–	(0.41)
11/30/2018	7.71	0.41	(0.57)		(0.16)	(0.43)	–	(0.43)
Class R5
11/30/2022	7.46	0.36	(1.19)		(0.83)	(0.39)	(0.01)	(0.40)
11/30/2021	7.33	0.36	0.15		0.51	(0.38)	–	(0.38)
11/30/2020	7.40	0.38	(0.05	)(c)	0.33	(0.40)	–	(0.40)
11/30/2019	7.15	0.41	0.27		0.68	(0.43)	–	(0.43)
11/30/2018	7.74	0.43	(0.57)		(0.14)	(0.45)	–	(0.45)
Class R6
11/30/2022	7.46	0.37	(1.20)		(0.83)	(0.39)	(0.01)	(0.40)
11/30/2021	7.34	0.37	0.13		0.50	(0.38)	–	(0.38)
11/30/2020	7.41	0.38	(0.04	)(c)	0.34	(0.41)	–	(0.41)
11/30/2019	7.16	0.42	0.27		0.69	(0.44)	–	(0.44)
11/30/2018	7.75	0.43	(0.56)		(0.13)	(0.46)	–	(0.46)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended November 30, 2020, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

426	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$6.24	(11.88)	1.29	1.30	4.85	$4,736	106
7.47	6.17	1.27	1.28	4.19	6,381	113
7.35	4.39	1.31	1.31	4.81	6,662	126
7.41	8.93	1.30	1.30	5.05	11,284	86
7.17	(2.50)	1.29	1.29	5.10	14,435	107

6.24	(11.80)	1.19	1.20	4.94	85,877	106
7.47	6.27	1.17	1.18	4.29	113,623	113
7.35	4.49	1.20	1.20	4.87	114,737	126
7.41	9.03	1.21	1.21	5.14	117,517	86
7.17	(2.28)	1.20	1.20	5.20	107,532	107

6.20	(11.67)	0.94	0.95	5.20	76,122	106
7.43	6.69	0.92	0.93	4.54	96,477	113
7.30	4.61	0.95	0.95	5.11	113,046	126
7.37	9.48	0.96	0.96	5.38	109,351	86
7.12	(2.21)	0.95	0.95	5.45	91,526	107

6.23	(11.52)	0.69	0.70	5.45	213,656	106
7.46	6.95	0.67	0.68	4.80	267,722	113
7.33	4.87	0.70	0.70	5.37	256,527	126
7.40	9.73	0.71	0.71	5.64	289,988	86
7.15	(1.94)	0.70	0.70	5.70	266,231	107

6.23	(11.29)	0.60	0.60	5.55	581,901	106
7.46	6.90	0.58	0.59	4.88	700,615	113
7.34	4.97	0.61	0.61	5.45	643,491	126
7.41	9.82	0.62	0.62	5.71	620,871	86
7.16	(1.84)	0.60	0.61	5.78	451,009	107

See Notes to Financial Statements.	427

Financial Highlights (continued)

INCOME FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2022	$2.99	$0.09	$(0.53)	$(0.44)	$(0.10)	$(0.05)	$(0.15)
11/30/2021	3.01	0.08	(0.01)	0.07	(0.09)	–	(0.09)
11/30/2020	2.90	0.09	0.13	0.22	(0.11)	–	(0.11)
11/30/2019	2.67	0.10	0.24	0.34	(0.11)	–	(0.11)
11/30/2018	2.86	0.10	(0.18)	(0.08)	(0.11)	–	(0.11)
Class C
11/30/2022	3.00	0.07	(0.53)	(0.46)	(0.08)	(0.05)	(0.13)
11/30/2021	3.02	0.06	(0.01)	0.05	(0.07)	–	(0.07)
11/30/2020	2.92	0.07	0.12	0.19	(0.09)	–	(0.09)
11/30/2019	2.69	0.08	0.25	0.33	(0.10)	–	(0.10)
11/30/2018	2.87	0.08	(0.16)	(0.08)	(0.10)	–	(0.10)
Class F
11/30/2022	2.99	0.08	(0.52)	(0.44)	(0.10)	(0.05)	(0.15)
11/30/2021	3.01	0.08	(0.01)	0.07	(0.09)	–	(0.09)
11/30/2020	2.91	0.09	0.12	0.21	(0.11)	–	(0.11)
11/30/2019	2.67	0.10	0.26	0.36	(0.12)	–	(0.12)
11/30/2018	2.86	0.10	(0.17)	(0.07)	(0.12)	–	(0.12)
Class F3
11/30/2022	2.99	0.09	(0.52)	(0.43)	(0.11)	(0.05)	(0.16)
11/30/2021	3.01	0.08	–	0.08	(0.10)	–	(0.10)
11/30/2020	2.90	0.10	0.12	0.22	(0.11)	–	(0.11)
11/30/2019	2.67	0.11	0.24	0.35	(0.12)	–	(0.12)
11/30/2018	2.86	0.10	(0.17)	(0.07)	(0.12)	–	(0.12)
Class I
11/30/2022	2.99	0.09	(0.53)	(0.44)	(0.10)	(0.05)	(0.15)
11/30/2021	3.01	0.08	–	0.08	(0.10)	–	(0.10)
11/30/2020	2.91	0.10	0.11	0.21	(0.11)	–	(0.11)
11/30/2019	2.67	0.10	0.26	0.36	(0.12)	–	(0.12)
11/30/2018	2.86	0.10	(0.17)	(0.07)	(0.12)	–	(0.12)
Class R2
11/30/2022	3.01	0.08	(0.53)	(0.45)	(0.09)	(0.05)	(0.14)
11/30/2021	3.03	0.06	–	0.06	(0.08)	–	(0.08)
11/30/2020	2.93	0.08	0.11	0.19	(0.09)	–	(0.09)
11/30/2019	2.70	0.09	0.24	0.33	(0.10)	–	(0.10)
11/30/2018	2.88	0.09	(0.17)	(0.08)	(0.10)	–	(0.10)

428	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$2.40	(15.22)	0.74	0.75	3.29	$967,719	158
2.99	2.38	0.73	0.73	2.53	1,275,012	112
3.01	7.65	0.76	0.76	3.11	1,229,762	112
2.90	13.02	0.77	0.77	3.53	1,054,889	108
2.67	(2.78)	0.77	0.81	3.46	836,525	117

2.41	(15.68)	1.37	1.37	2.61	45,245	158
3.00	1.74	1.36	1.36	1.90	81,240	112
3.02	6.60	1.38	1.38	2.53	107,888	112
2.92	12.26	1.38	1.38	2.93	162,000	108
2.69	(3.00)	1.39	1.43	2.82	166,762	117

2.40	(15.14)	0.64	0.64	3.08	111,920	158
2.99	2.48	0.63	0.63	2.62	570,553	112
3.01	7.38	0.66	0.66	3.20	570,685	112
2.91	13.09	0.67	0.67	3.61	591,492	108
2.67	(2.33)	0.67	0.71	3.55	434,593	117

2.40	(14.98)	0.46	0.46	3.59	849,235	158
2.99	2.66	0.45	0.45	2.79	985,589	112
3.01	7.95	0.47	0.47	3.38	722,882	112
2.90	13.33	0.49	0.49	3.79	586,822	108
2.67	(2.51)	0.47	0.51	3.75	394,646	117

2.40	(15.05)	0.54	0.55	3.72	429,047	158
2.99	2.58	0.53	0.53	2.73	135,925	112
3.01	7.49	0.56	0.56	3.33	155,970	112
2.91	13.63	0.57	0.57	3.73	184,515	108
2.67	(2.59)	0.57	0.60	3.66	165,736	117

2.42	(15.43)	1.14	1.15	2.90	1,107	158
3.01	1.98	1.13	1.13	2.14	1,350	112
3.03	6.83	1.16	1.16	2.73	1,730	112
2.93	12.47	1.17	1.17	3.17	1,285	108
2.70	(2.76)	1.17	1.21	3.05	1,667	117

See Notes to Financial Statements.	429

Financial Highlights (continued)

INCOME FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2022	$3.00	$0.08	$(0.53)	$(0.45)	$(0.09)	$(0.05)	$(0.14)
11/30/2021	3.02	0.07	(0.01)	0.06	(0.08)	–	(0.08)
11/30/2020	2.91	0.08	0.13	0.21	(0.10)	–	(0.10)
11/30/2019	2.68	0.09	0.24	0.33	(0.10)	–	(0.10)
11/30/2018	2.87	0.09	(0.18)	(0.09)	(0.10)	–	(0.10)
Class R4
11/30/2022	2.99	0.09	(0.53)	(0.44)	(0.10)	(0.05)	(0.15)
11/30/2021	3.01	0.08	(0.01)	0.07	(0.09)	–	(0.09)
11/30/2020	2.90	0.09	0.12	0.21	(0.10)	–	(0.10)
11/30/2019	2.67	0.10	0.24	0.34	(0.11)	–	(0.11)
11/30/2018	2.86	0.10	(0.18)	(0.08)	(0.11)	–	(0.11)
Class R5
11/30/2022	2.99	0.09	(0.53)	(0.44)	(0.10)	(0.05)	(0.15)
11/30/2021	3.01	0.08	–	0.08	(0.10)	–	(0.10)
11/30/2020	2.91	0.10	0.11	0.21	(0.11)	–	(0.11)
11/30/2019	2.68	0.11	0.24	0.35	(0.12)	–	(0.12)
11/30/2018	2.86	0.10	(0.16)	(0.06)	(0.12)	–	(0.12)
Class R6
11/30/2022	2.99	0.09	(0.52)	(0.43)	(0.11)	(0.05)	(0.16)
11/30/2021	3.01	0.08	–	0.08	(0.10)	–	(0.10)
11/30/2020	2.90	0.10	0.12	0.22	(0.11)	–	(0.11)
11/30/2019	2.67	0.11	0.24	0.35	(0.12)	–	(0.12)
11/30/2018	2.86	0.10	(0.17)	(0.07)	(0.12)	–	(0.12)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

430	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$2.41	(15.41)	1.04	1.05	3.00	$47,036	158
3.00	2.08	1.03	1.03	2.23	56,410	112
3.02	7.32	1.06	1.06	2.83	53,114	112
2.91	12.65	1.07	1.07	3.24	55,317	108
2.68	(3.05)	1.07	1.11	3.16	50,016	117

2.40	(15.26)	0.79	0.80	3.38	5,992	158
2.99	2.33	0.78	0.78	2.50	4,501	112
3.01	7.60	0.81	0.81	3.07	9,205	112
2.90	12.97	0.82	0.82	3.46	9,218	108
2.67	(2.83)	0.82	0.85	3.44	5,363	117

2.40	(15.05)	0.54	0.55	3.31	1,559	158
2.99	2.59	0.53	0.53	2.73	6,309	112
3.01	7.50	0.56	0.56	3.32	6,548	112
2.91	13.21	0.57	0.57	3.73	6,099	108
2.68	(2.23)	0.58	0.62	3.54	4,048	117

2.40	(14.98)	0.46	0.46	3.59	42,966	158
2.99	2.67	0.45	0.45	2.81	60,434	112
3.01	7.95	0.48	0.48	3.40	55,981	112
2.90	13.34	0.49	0.49	3.81	52,133	108
2.67	(2.50)	0.47	0.51	3.77	33,975	117

See Notes to Financial Statements.	431

Financial Highlights (continued)

INFLATION FOCUSED FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
11/30/2022	$12.44	$0.25	$(0.68)	$(0.43)	$(0.36)	$11.65
11/30/2021	11.33	0.13	1.28	1.41	(0.30)	12.44
11/30/2020	11.23	0.26	0.26 (c)	0.52	(0.42)	11.33
11/30/2019	11.55	0.34	(0.21)	0.13	(0.45)	11.23
11/30/2018	11.88	0.29	(0.17)	0.12	(0.45)	11.55
Class C
11/30/2022	12.46	0.16	(0.68)	(0.52)	(0.27)	11.67
11/30/2021	11.35	0.05	1.29	1.34	(0.23)	12.46
11/30/2020	11.25	0.20	0.25 (c)	0.45	(0.35)	11.35
11/30/2019	11.57	0.27	(0.21)	0.06	(0.38)	11.25
11/30/2018	11.90	0.22	(0.18)	0.04	(0.37)	11.57
Class F
11/30/2022	12.46	0.23	(0.65)	(0.42)	(0.37)	11.67
11/30/2021	11.35	0.14	1.29	1.43	(0.32)	12.46
11/30/2020	11.24	0.27	0.27 (c)	0.54	(0.43)	11.35
11/30/2019	11.57	0.35	(0.21)	0.14	(0.47)	11.24
11/30/2018	11.89	0.31	(0.17)	0.14	(0.46)	11.57
Class F3
11/30/2022	12.45	0.29	(0.69)	(0.40)	(0.39)	11.66
11/30/2021	11.34	0.14	1.30	1.44	(0.33)	12.45
11/30/2020	11.23	0.29	0.27 (c)	0.56	(0.45)	11.34
11/30/2019	11.55	0.37	(0.21)	0.16	(0.48)	11.23
11/30/2018	11.88	0.33	(0.18)	0.15	(0.48)	11.55
Class I
11/30/2022	12.44	0.29	(0.69)	(0.40)	(0.39)	11.65
11/30/2021	11.34	0.16	1.27	1.43	(0.33)	12.44
11/30/2020	11.24	0.28	0.26 (c)	0.54	(0.44)	11.34
11/30/2019	11.56	0.36	(0.20)	0.16	(0.48)	11.24
11/30/2018	11.89	0.32	(0.18)	0.14	(0.47)	11.56
Class R2
11/30/2022	12.38	0.23	(0.70)	(0.47)	(0.31)	11.60
11/30/2021	11.30	0.11	1.23	1.34	(0.26)	12.38
11/30/2020	11.22	0.20	0.26 (c)	0.46	(0.38)	11.30
11/30/2019	11.55	0.30	(0.22)	0.08	(0.41)	11.22
11/30/2018	11.87	0.24	(0.16)	0.08	(0.40)	11.55

432	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:
Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

(3.51)	0.66	0.67	2.02	$472,591	67
12.59	0.64	0.64	1.06	560,624	97
4.87	0.69	0.70	2.40	89,956	97
1.19	0.69	0.69	2.97	109,626	43
0.95	0.69	0.69	2.48	171,109	108

(4.20)	1.40	1.40	1.34	94,132	67
11.85	1.31	1.31	0.39	92,580	97
4.23	1.30	1.31	1.81	17,716	97
0.55	1.33	1.33	2.33	28,655	43
0.30	1.34	1.35	1.84	49,435	108

(3.40)	0.54	0.55	1.83	284,593	67
12.68	0.54	0.54	1.11	1,818,238	97
5.06	0.59	0.60	2.52	187,180	97
1.20	0.59	0.59	3.06	285,297	43
1.14	0.58	0.59	2.60	489,043	108

(3.23)	0.38	0.39	2.39	308,596	67
12.86	0.38	0.38	1.17	236,951	97
5.24	0.42	0.43	2.68	8,595	97
1.46	0.42	0.42	3.24	10,645	43
1.25	0.39	0.43	2.80	22,597	108

(3.31)	0.47	0.48	2.37	1,476,955	67
12.73	0.44	0.45	1.32	1,006,157	97
5.08	0.49	0.50	2.63	320,045	97
1.39	0.49	0.49	3.16	631,037	43
1.16	0.48	0.49	2.71	661,340	108

(3.92)	1.08	1.09	1.97	169	67
11.96	1.07	1.07	0.96	–	97
4.28	1.07	1.08	1.83	166	97
0.70	1.08	1.08	2.59	51	43
0.64	1.10	1.11	2.07	201	108

See Notes to Financial Statements.	433

Financial Highlights (continued)

INFLATION FOCUSED FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class R3
11/30/2022	$12.44	$0.22	$(0.69)	$(0.47)	$(0.32)	$11.65
11/30/2021	11.34	0.11	1.26	1.37	(0.27)	12.44
11/30/2020	11.23	0.22	0.28 (c)	0.50	(0.39)	11.34
11/30/2019	11.56	0.30	(0.21)	0.09	(0.42)	11.23
11/30/2018	11.88	0.26	(0.17)	0.09	(0.41)	11.56
Class R4
11/30/2022	12.44	0.24	(0.68)	(0.44)	(0.35)	11.65
11/30/2021	11.34	0.15	1.25	1.40	(0.30)	12.44
11/30/2020	11.23	0.26	0.26 (c)	0.52	(0.41)	11.34
11/30/2019	11.56	0.33	(0.21)	0.12	(0.45)	11.23
11/30/2018	11.88	0.30	(0.18)	0.12	(0.44)	11.56
Class R5
11/30/2022	12.43	0.29	(0.70)	(0.41)	(0.38)	11.64
11/30/2021	11.33	0.17	1.26	1.43	(0.33)	12.43
11/30/2020	11.23	0.28	0.26 (c)	0.54	(0.44)	11.33
11/30/2019	11.55	0.36	(0.20)	0.16	(0.48)	11.23
11/30/2018	11.88	0.33	(0.19)	0.14	(0.47)	11.55
Class R6
11/30/2022	12.43	0.27	(0.67)	(0.40)	(0.39)	11.64
11/30/2021	11.34	0.18	1.25	1.43	(0.34)	12.43
11/30/2020	11.23	0.29	0.27 (c)	0.56	(0.45)	11.34
11/30/2019	11.56	0.37	(0.21)	0.16	(0.49)	11.23
11/30/2018	11.88	0.33	(0.17)	0.16	(0.48)	11.56

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended November 30, 2020, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

434	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:
Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

(3.88)	0.97	0.97	1.81	$462	67
12.17	0.94	0.95	0.90	402	97
4.65	0.98	0.99	2.03	226	97
0.80	0.99	0.99	2.66	104	43
0.74	0.99	1.00	2.17	111	108

(3.55)	0.72	0.72	1.97	1,682	67
12.46	0.70	0.70	1.21	2,020	97
4.91	0.74	0.75	2.35	1,706	97
1.05	0.74	0.74	2.91	3,174	43
1.00	0.73	0.73	2.52	2,006	108

(3.32)	0.48	0.48	2.42	473	67
12.75	0.45	0.45	1.40	304	97
5.08	0.49	0.50	2.64	170	97
1.39	0.49	0.49	3.17	334	43
1.17	0.47	0.48	2.83	144	108

(3.24)	0.38	0.39	2.25	11,328	67
12.71	0.39	0.40	1.52	16,742	97
5.24	0.42	0.43	2.70	14,541	97
1.37	0.42	0.42	3.25	35,167	43
1.34	0.39	0.43	2.81	54,549	108

See Notes to Financial Statements.	435

Financial Highlights (continued)

SHORT DURATION CORE BOND FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
11/30/2022	$9.77	$0.18		$(0.58)	$(0.40)	$(0.25)	$9.12
11/30/2021	9.89	0.07		(0.02)	0.05	(0.17)	9.77
11/30/2020	9.89	0.14		0.10	0.24	(0.24)	9.89
11/30/2019	9.72	0.24		0.23	0.47	(0.30)	9.89
11/30/2018	9.92	0.22		(0.12)	0.10	(0.30)	9.72
Class C
11/30/2022	9.76	0.11		(0.58)	(0.47)	(0.18)	9.11
11/30/2021	9.89	–	(c)	(0.03)	(0.03)	(0.10)	9.76
11/30/2020	9.89	0.09		0.08	0.17	(0.17)	9.89
11/30/2019	9.72	0.17		0.23	0.40	(0.23)	9.89
11/30/2018	9.92	0.14		(0.11)	0.03	(0.23)	9.72
Class F
11/30/2022	9.76	0.14		(0.53)	(0.39)	(0.26)	9.11
11/30/2021	9.89	0.08		(0.03)	0.05	(0.18)	9.76
11/30/2020	9.89	0.16		0.09	0.25	(0.25)	9.89
11/30/2019	9.72	0.24		0.24	0.48	(0.31)	9.89
11/30/2018	9.92	0.23		(0.12)	0.11	(0.31)	9.72
Class F3
11/30/2022	9.76	0.26		(0.64)	(0.38)	(0.27)	9.11
11/30/2021	9.88	0.10		(0.02)	0.08	(0.20)	9.76
11/30/2020	9.89	0.37		(0.11)	0.26	(0.27)	9.88
11/30/2019	9.72	0.27		0.22	0.49	(0.32)	9.89
11/30/2018	9.92	0.24		(0.11)	0.13	(0.33)	9.72
Class I
11/30/2022	9.77	0.19		(0.58)	(0.39)	(0.27)	9.11
11/30/2021	9.89	0.09		(0.02)	0.07	(0.19)	9.77
11/30/2020	9.89	0.16		0.10	0.26	(0.26)	9.89
11/30/2019	9.71	0.24		0.26	0.50	(0.32)	9.89
11/30/2018	9.92	0.24		(0.13)	0.11	(0.32)	9.71
Class R3
11/30/2022	9.76	0.19		(0.62)	(0.43)	(0.22)	9.11
11/30/2021	9.89	0.04		(0.03)	0.01	(0.14)	9.76
11/30/2020	9.89	0.13		0.08	0.21	(0.21)	9.89
11/30/2019	9.72	0.21		0.23	0.44	(0.27)	9.89
11/30/2018	9.92	0.19		(0.12)	0.07	(0.27)	9.72

436	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:
Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

(4.16)	0.60	0.79	1.88	$44,849	176
0.48	0.60	0.79	0.71	47,227	220
2.46	0.60	1.00	1.47	32,022	351
4.87	0.60	1.81	2.47	8,032	136
1.04	0.60	3.11	2.21	3,844	177

(4.79)	1.26	1.46	1.18	4,445	176
(0.29)	1.28	1.47	0.04	4,026	220
1.76	1.28	1.71	0.90	4,334	351
4.15	1.29	2.54	1.77	2,238	136
0.27	1.39	3.88	1.42	1,083	177

(4.06)	0.50	0.68	1.46	19,105	176
0.48	0.50	0.69	0.81	104,324	220
2.54	0.50	0.91	1.58	82,951	351
4.97	0.50	1.46	2.40	29,007	136
1.14	0.50	3.00	2.32	4,212	177

(3.91)	0.33	0.49	2.83	29,952	176
0.80	0.34	0.52	1.02	514	220
2.65	0.36	1.06	3.78	12	351
5.13	0.36	1.64	2.72	1,612	136
1.34	0.32	2.87	2.47	1,533	177

(4.06)	0.40	0.59	2.08	135,395	176
0.68	0.40	0.59	0.89	26,463	220
2.65	0.40	0.80	1.63	4,402	351
5.18	0.40	1.35	2.49	1,821	136
1.14	0.40	2.88	2.42	127	177

(4.45)	0.90	1.12	2.03	582	176
0.09	0.90	1.09	0.42	61	220
2.16	0.90	1.34	1.32	98	351
4.56	0.90	2.14	2.17	76	136
0.75	0.90	3.42	1.92	49	177

See Notes to Financial Statements.	437

Financial Highlights (continued)

SHORT DURATION CORE BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class R4
11/30/2022	$9.77	$0.16	$(0.58)	$(0.42)	$(0.24)	$9.11
11/30/2021	9.89	0.07	(0.03)	0.04	(0.16)	9.77
11/30/2020	9.89	0.18	0.05	0.23	(0.23)	9.89
11/30/2019	9.72	0.24	0.22	0.46	(0.29)	9.89
11/30/2018	9.92	0.21	(0.11)	0.10	(0.30)	9.72
Class R5
11/30/2022	9.77	0.18	(0.58)	(0.40)	(0.26)	9.11
11/30/2021	9.89	0.09	(0.02)	0.07	(0.19)	9.77
11/30/2020	9.89	0.20	0.06	0.26	(0.26)	9.89
11/30/2019	9.72	0.26	0.23	0.49	(0.32)	9.89
11/30/2018	9.92	0.23	(0.11)	0.12	(0.32)	9.72
Class R6
11/30/2022	9.76	0.19	(0.57)	(0.38)	(0.27)	9.11
11/30/2021	9.89	0.10	(0.04)	0.06	(0.19)	9.76
11/30/2020	9.89	0.21	0.06	0.27	(0.27)	9.89
11/30/2019	9.72	0.27	0.22	0.49	(0.32)	9.89
11/30/2018	9.92	0.24	(0.11)	0.13	(0.33)	9.72

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.

438	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:
Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

(4.31)	0.65	0.80	1.71	$11	176
0.44	0.65	0.81	0.67	12	220
2.41	0.65	1.11	1.81	12	351
4.82	0.65	1.95	2.42	27	136
1.00	0.65	3.13	2.14	25	177

(4.07)	0.40	0.57	1.95	11	176
0.68	0.40	0.57	0.90	12	220
2.66	0.40	0.87	2.06	12	351
5.08	0.40	1.69	2.67	27	136
1.25	0.40	2.88	2.39	26	177

(3.90)	0.33	0.49	2.04	925	176
0.65	0.34	0.52	0.98	963	220
2.75	0.36	0.81	2.17	911	351
5.13	0.36	1.63	2.72	1,961	136
1.34	0.32	2.87	2.48	1,653	177

See Notes to Financial Statements.	439

Financial Highlights (continued)

SHORT DURATION INCOME FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
11/30/2022	$4.16	$0.08	$(0.28)	$(0.20)	$(0.12)	$3.84
11/30/2021	4.20	0.07	(0.01)	0.06	(0.10)	4.16
11/30/2020	4.21	0.09	0.02 (c)	0.11	(0.12)	4.20
11/30/2019	4.14	0.12	0.10	0.22	(0.15)	4.21
11/30/2018	4.26	0.11	(0.07)	0.04	(0.16)	4.14
Class C
11/30/2022	4.19	0.06	(0.30)	(0.24)	(0.09)	3.86
11/30/2021	4.22	0.04	–	0.04	(0.07)	4.19
11/30/2020	4.23	0.07	0.02 (c)	0.09	(0.10)	4.22
11/30/2019	4.17	0.10	0.09	0.19	(0.13)	4.23
11/30/2018	4.29	0.09	(0.08)	0.01	(0.13)	4.17
Class F
11/30/2022	4.16	0.08	(0.29)	(0.21)	(0.12)	3.83
11/30/2021	4.19	0.07	–	0.07	(0.10)	4.16
11/30/2020	4.21	0.10	0.01 (c)	0.11	(0.13)	4.19
11/30/2019	4.14	0.13	0.10	0.23	(0.16)	4.21
11/30/2018	4.26	0.12	(0.08)	0.04	(0.16)	4.14
Class F3
11/30/2022	4.17	0.10	(0.30)	(0.20)	(0.13)	3.84
11/30/2021	4.20	0.08	–	0.08	(0.11)	4.17
11/30/2020	4.21	0.10	0.02 (c)	0.12	(0.13)	4.20
11/30/2019	4.14	0.13	0.10	0.23	(0.16)	4.21
11/30/2018	4.26	0.12	(0.07)	0.05	(0.17)	4.14
Class I
11/30/2022	4.16	0.10	(0.30)	(0.20)	(0.13)	3.83
11/30/2021	4.19	0.07	0.01 (c)	0.08	(0.11)	4.16
11/30/2020	4.21	0.10	0.01 (c)	0.11	(0.13)	4.19
11/30/2019	4.14	0.13	0.10	0.23	(0.16)	4.21
11/30/2018	4.25	0.12	(0.06)	0.06	(0.17)	4.14
Class R2
11/30/2022	4.16	0.07	(0.29)	(0.22)	(0.10)	3.84
11/30/2021	4.20	0.05	(0.01)	0.04	(0.08)	4.16
11/30/2020	4.21	0.08	0.02 (c)	0.10	(0.11)	4.20
11/30/2019	4.14	0.11	0.10	0.21	(0.14)	4.21
11/30/2018	4.26	0.10	(0.08)	0.02	(0.14)	4.14

440	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:
Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

(4.90)	0.58	0.58	2.10	$9,589,050	75
1.40	0.58	0.58	1.55	13,355,736	84
2.76	0.59	0.59	2.22	12,733,693	102
5.48	0.60	0.60	2.92	11,693,022	57
0.96	0.59	0.59	2.70	8,735,221	71

(5.69)	1.22	1.22	1.45	2,170,217	75
0.99	1.23	1.23	0.91	3,379,490	84
2.10	1.24	1.24	1.62	3,914,470	102
4.57	1.22	1.22	2.31	4,914,970	57
0.35	1.23	1.23	2.07	4,912,225	71

(5.05)	0.48	0.48	1.96	6,132,794	75
1.74	0.48	0.48	1.65	26,865,299	84
2.62	0.49	0.49	2.33	23,546,579	102
5.58	0.50	0.50	3.02	23,128,477	57
1.06	0.49	0.49	2.80	15,833,169	71

(4.87)	0.31	0.32	2.41	5,143,625	75
1.91	0.31	0.31	1.81	5,139,001	84
3.03	0.33	0.33	2.48	4,425,861	102
5.75	0.34	0.34	3.19	4,087,351	57
1.22	0.32	0.32	2.95	3,709,795	71

(4.95)	0.38	0.38	2.51	25,868,734	75
1.85	0.38	0.38	1.74	12,428,298	84
2.97	0.39	0.39	2.44	9,762,949	102
5.44	0.40	0.40	3.12	10,281,839	57
1.40	0.39	0.39	2.90	7,315,707	71

(5.28)	0.98	0.98	1.70	6,312	75
1.00	0.98	0.98	1.17	9,901	84
2.36	0.99	0.99	1.85	13,909	102
5.07	1.00	1.00	2.55	18,031	57
0.56	0.99	0.99	2.30	20,433	71

See Notes to Financial Statements.	441

Financial Highlights (continued)

SHORT DURATION INCOME FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class R3
11/30/2022	$4.17	$0.07	$(0.29)	$(0.22)	$(0.11)	$3.84
11/30/2021	4.20	0.05	0.01 (c)	0.06	(0.09)	4.17
11/30/2020	4.21	0.08	0.02 (c)	0.10	(0.11)	4.20
11/30/2019	4.14	0.11	0.10	0.21	(0.14)	4.21
11/30/2018	4.26	0.10	(0.07)	0.03	(0.15)	4.14
Class R4
11/30/2022	4.17	0.08	(0.30)	(0.22)	(0.11)	3.84
11/30/2021	4.20	0.07	–	0.07	(0.10)	4.17
11/30/2020	4.22	0.09	0.01 (c)	0.10	(0.12)	4.20
11/30/2019	4.15	0.12	0.10	0.22	(0.15)	4.22
11/30/2018	4.27	0.11	(0.07)	0.04	(0.16)	4.15
Class R5
11/30/2022	4.15	0.09	(0.29)	(0.20)	(0.12)	3.83
11/30/2021	4.19	0.08	(0.01)	0.07	(0.11)	4.15
11/30/2020	4.20	0.10	0.02 (c)	0.12	(0.13)	4.19
11/30/2019	4.13	0.13	0.10	0.23	(0.16)	4.20
11/30/2018	4.25	0.12	(0.07)	0.05	(0.17)	4.13
Class R6
11/30/2022	4.16	0.10	(0.30)	(0.20)	(0.13)	3.83
11/30/2021	4.19	0.08	–	0.08	(0.11)	4.16
11/30/2020	4.21	0.10	0.01 (c)	0.11	(0.13)	4.19
11/30/2019	4.14	0.13	0.10	0.23	(0.16)	4.21
11/30/2018	4.26	0.13	(0.08)	0.05	(0.17)	4.14

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the years ended November 30, 2020 and 2021, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

442	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:
Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

(5.18)	0.88	0.88	1.84	$358,357	75
1.10	0.88	0.88	1.26	410,131	84
2.46	0.89	0.89	1.94	384,845	102
5.17	0.90	0.90	2.64	367,328	57
0.67	0.89	0.89	2.41	318,477	71

(5.23)	0.63	0.63	2.10	146,587	75
1.67	0.63	0.63	1.58	168,338	84
2.47	0.64	0.64	2.18	166,524	102
5.43	0.65	0.65	2.88	147,772	57
0.93	0.64	0.64	2.68	105,445	71

(4.79)	0.38	0.38	2.37	65,954	75
1.67	0.38	0.38	1.83	63,717	84
2.97	0.39	0.39	2.45	69,901	102
5.70	0.40	0.40	3.14	70,274	57
1.16	0.39	0.39	2.94	45,264	71

(4.89)	0.31	0.32	2.42	1,077,561	75
1.91	0.31	0.31	1.82	1,035,235	84
2.79	0.33	0.33	2.50	896,878	102
5.76	0.34	0.34	3.19	857,139	57
1.23	0.33	0.33	3.00	551,235	71

See Notes to Financial Statements.	443

Financial Highlights (continued)

TOTAL RETURN FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2022	$10.54	$0.25	$(1.68)	$(1.43)	$(0.29)	$(0.06)	$(0.35)
11/30/2021	10.91	0.19	(0.12)	0.07	(0.21)	(0.23)	(0.44)
11/30/2020	10.49	0.23	0.46	0.69	(0.27)	–	(0.27)
11/30/2019	9.86	0.28	0.66	0.94	(0.31)	–	(0.31)
11/30/2018	10.36	0.28	(0.46)	(0.18)	(0.32)	–	(0.32)
Class C
11/30/2022	10.53	0.18	(1.66)	(1.48)	(0.23)	(0.06)	(0.29)
11/30/2021	10.90	0.12	(0.11)	0.01	(0.15)	(0.23)	(0.38)
11/30/2020	10.48	0.17	0.45	0.62	(0.20)	–	(0.20)
11/30/2019	9.85	0.21	0.66	0.87	(0.24)	–	(0.24)
11/30/2018	10.35	0.21	(0.45)	(0.24)	(0.26)	–	(0.26)
Class F
11/30/2022	10.54	0.24	(1.66)	(1.42)	(0.30)	(0.06)	(0.36)
11/30/2021	10.91	0.20	(0.12)	0.08	(0.22)	(0.23)	(0.45)
11/30/2020	10.48	0.24	0.47	0.71	(0.28)	–	(0.28)
11/30/2019	9.86	0.29	0.65	0.94	(0.32)	–	(0.32)
11/30/2018	10.36	0.29	(0.46)	(0.17)	(0.33)	–	(0.33)
Class F3
11/30/2022	10.54	0.28	(1.68)	(1.40)	(0.31)	(0.06)	(0.37)
11/30/2021	10.91	0.22	(0.11)	0.11	(0.25)	(0.23)	(0.48)
11/30/2020	10.49	0.27	0.45	0.72	(0.30)	–	(0.30)
11/30/2019	9.87	0.31	0.65	0.96	(0.34)	–	(0.34)
11/30/2018	10.36	0.31	(0.44)	(0.13)	(0.36)	–	(0.36)
Class I
11/30/2022	10.56	0.28	(1.69)	(1.41)	(0.31)	(0.06)	(0.37)
11/30/2021	10.93	0.22	(0.12)	0.10	(0.24)	(0.23)	(0.47)
11/30/2020	10.50	0.26	0.46	0.72	(0.29)	–	(0.29)
11/30/2019	9.88	0.30	0.65	0.95	(0.33)	–	(0.33)
11/30/2018	10.38	0.30	(0.45)	(0.15)	(0.35)	–	(0.35)
Class P
11/30/2022	10.59	0.22	(1.68)	(1.46)	(0.26)	(0.06)	(0.32)
11/30/2021	10.96	0.16	(0.11)	0.05	(0.19)	(0.23)	(0.42)
11/30/2020	10.53	0.21	0.46	0.67	(0.24)	–	(0.24)
11/30/2019	9.91	0.25	0.65	0.90	(0.28)	–	(0.28)
11/30/2018	10.41	0.25	(0.45)	(0.20)	(0.30)	–	(0.30)

444	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$8.76	(13.78)	0.65	0.65	2.60	$973,820	461
10.54	0.68	0.64	0.64	1.79	1,300,031	393
10.91	6.63	0.66	0.66	2.19	1,416,776	538
10.49	9.62	0.68	0.68	2.68	1,275,715	736
9.86	(1.71)	0.68	0.72	2.74	1,150,292	643

8.76	(14.32)	1.27	1.27	1.95	34,393	461
10.53	0.04	1.28	1.28	1.16	59,759	393
10.90	5.98	1.29	1.29	1.59	85,200	538
10.48	8.95	1.30	1.30	2.08	118,447	736
9.85	(2.32)	1.30	1.35	2.10	123,735	643

8.76	(13.69)	0.55	0.55	2.45	234,058	461
10.54	0.78	0.54	0.54	1.88	1,059,760	393
10.91	6.84	0.56	0.56	2.29	1,013,091	538
10.48	9.62	0.58	0.58	2.78	960,498	736
9.86	(1.61)	0.58	0.62	2.83	822,274	643

8.77	(13.42)	0.35	0.35	2.91	707,783	461
10.54	0.97	0.35	0.35	2.07	881,986	393
10.91	6.95	0.36	0.36	2.49	774,625	538
10.49	9.83	0.38	0.38	2.98	664,783	736
9.87	(1.31)	0.37	0.40	3.05	632,109	643

8.78	(13.53)	0.41	0.45	3.06	762,733	461
10.56	0.92	0.40	0.44	2.02	433,258	393
10.93	6.98	0.43	0.47	2.44	414,220	538
10.50	9.76	0.44	0.48	2.93	405,218	736
9.88	(1.48)	0.45	0.52	2.97	376,595	643

8.81	(14.01)	0.90	0.90	2.33	515	461
10.59	0.43	0.89	0.89	1.53	710	393
10.96	6.45	0.91	0.91	1.94	659	538
10.53	9.21	0.93	0.93	2.45	528	736
9.91	(1.93)	0.93	0.97	2.49	555	643

See Notes to Financial Statements.	445

Financial Highlights (continued)

TOTAL RETURN FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
11/30/2022	$10.54	$0.21	$(1.68)	$(1.47)	$(0.25)	$(0.06)	$(0.31)
11/30/2021	10.90	0.15	(0.11)	0.04	(0.17)	(0.23)	(0.40)
11/30/2020	10.48	0.19	0.45	0.64	(0.22)	–	(0.22)
11/30/2019	9.86	0.24	0.65	0.89	(0.27)	–	(0.27)
11/30/2018	10.36	0.23	(0.45)	(0.22)	(0.28)	–	(0.28)
Class R3
11/30/2022	10.54	0.22	(1.68)	(1.46)	(0.26)	(0.06)	(0.32)
11/30/2021	10.90	0.16	(0.11)	0.05	(0.18)	(0.23)	(0.41)
11/30/2020	10.48	0.20	0.45	0.65	(0.23)	–	(0.23)
11/30/2019	9.86	0.25	0.65	0.90	(0.28)	–	(0.28)
11/30/2018	10.36	0.24	(0.45)	(0.21)	(0.29)	–	(0.29)
Class R4
11/30/2022	10.54	0.24	(1.68)	(1.44)	(0.28)	(0.06)	(0.34)
11/30/2021	10.91	0.18	(0.11)	0.07	(0.21)	(0.23)	(0.44)
11/30/2020	10.49	0.23	0.45	0.68	(0.26)	–	(0.26)
11/30/2019	9.86	0.27	0.66	0.93	(0.30)	–	(0.30)
11/30/2018	10.36	0.27	(0.45)	(0.18)	(0.32)	–	(0.32)
Class R5
11/30/2022	10.54	0.26	(1.68)	(1.42)	(0.30)	(0.06)	(0.36)
11/30/2021	10.91	0.21	(0.11)	0.10	(0.24)	(0.23)	(0.47)
11/30/2020	10.49	0.26	0.45	0.71	(0.29)	–	(0.29)
11/30/2019	9.86	0.30	0.66	0.96	(0.33)	–	(0.33)
11/30/2018	10.36	0.30	(0.46)	(0.16)	(0.34)	–	(0.34)
Class R6
11/30/2022	10.55	0.28	(1.69)	(1.41)	(0.31)	(0.06)	(0.37)
11/30/2021	10.92	0.22	(0.11)	0.11	(0.25)	(0.23)	(0.48)
11/30/2020	10.49	0.27	0.46	0.73	(0.30)	–	(0.30)
11/30/2019	9.87	0.31	0.65	0.96	(0.34)	–	(0.34)
11/30/2018	10.37	0.31	(0.45)	(0.14)	(0.36)	–	(0.36)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

446	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$8.76	(14.12)	1.05	1.05	2.18	$1,199	461
10.54	0.37	1.04	1.04	1.39	1,768	393
10.90	6.21	1.06	1.06	1.81	2,579	538
10.48	9.08	1.08	1.08	2.31	3,501	736
9.86	(2.10)	1.08	1.13	2.31	4,898	643

8.76	(14.03)	0.95	0.95	2.30	27,760	461
10.54	0.47	0.95	0.95	1.50	37,846	393
10.90	6.32	0.96	0.96	1.90	85,403	538
10.48	9.19	0.98	0.98	2.40	93,652	736
9.86	(2.00)	0.98	1.02	2.43	107,380	643

8.76	(13.82)	0.70	0.70	2.54	30,002	461
10.54	0.63	0.69	0.69	1.74	44,058	393
10.91	6.58	0.71	0.71	2.16	58,811	538
10.49	9.56	0.73	0.73	2.64	66,840	736
9.86	(1.76)	0.73	0.77	2.70	63,160	643

8.76	(13.61)	0.45	0.45	2.74	22,290	461
10.54	0.88	0.44	0.44	1.99	78,822	393
10.91	6.85	0.46	0.46	2.40	110,056	538
10.49	9.84	0.49	0.49	2.88	127,807	736
9.86	(1.51)	0.48	0.52	2.94	85,701	643

8.77	(13.50)	0.35	0.35	2.90	183,807	461
10.55	0.97	0.35	0.35	2.08	252,862	393
10.92	7.05	0.36	0.36	2.51	295,096	538
10.49	9.84	0.38	0.38	2.97	364,578	736
9.87	(1.40)	0.37	0.40	3.07	220,216	643

See Notes to Financial Statements.	447

Financial Highlights (continued)

ULTRA SHORT BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
11/30/2022	$10.00	$0.12	$(0.18)	$(0.06)	$(0.14)	$9.80
11/30/2021	10.04	0.03	(0.03)	– (c)	(0.04)	10.00
11/30/2020	10.03	0.11	0.01 (d)	0.12	(0.11)	10.04
11/30/2019	10.00	0.24	0.03	0.27	(0.24)	10.03
11/30/2018	10.01	0.21	(0.02)	0.19	(0.20)	10.00
Class A1
11/30/2022	10.00	0.09	(0.16)	(0.07)	(0.13)	9.80
11/30/2021	10.04	0.02	(0.03)	(0.01)	(0.03)	10.00
11/30/2020	10.03	0.07	0.04 (d)	0.11	(0.10)	10.04
7/31/2019 to 11/30/2019(e)	10.02	0.05	0.03	0.08	(0.07)	10.03
Class F
11/30/2022	10.00	0.10	(0.16)	(0.06)	(0.14)	9.80
11/30/2021	10.04	0.04	(0.04)	– (c)	(0.04)	10.00
11/30/2020	10.03	0.11	0.02 (d)	0.13	(0.12)	10.04
11/30/2019	10.00	0.25	0.03	0.28	(0.25)	10.03
11/30/2018	10.01	0.22	(0.02)	0.20	(0.21)	10.00
Class F3
11/30/2022	10.00	0.15	(0.19)	(0.04)	(0.16)	9.80
11/30/2021	10.04	0.05	(0.03)	0.02	(0.06)	10.00
11/30/2020	10.03	0.11	0.03 (d)	0.14	(0.13)	10.04
11/30/2019	10.00	0.26	0.03	0.29	(0.26)	10.03
11/30/2018	10.01	0.23	(0.02)	0.21	(0.22)	10.00
Class I
11/30/2022	10.00	0.18	(0.23)	(0.05)	(0.15)	9.80
11/30/2021	10.04	0.05	(0.04)	0.01	(0.05)	10.00
11/30/2020	10.03	0.13	0.01 (d)	0.14	(0.13)	10.04
11/30/2019	9.99	0.26	0.04	0.30	(0.26)	10.03
11/30/2018	10.01	0.23	(0.03)	0.20	(0.22)	9.99
Class R5
11/30/2022	10.00	0.10	(0.15)	(0.05)	(0.15)	9.80
11/30/2021	10.04	0.05	(0.04)	0.01	(0.05)	10.00
11/30/2020	10.03	0.13	0.01 (d)	0.14	(0.13)	10.04
11/30/2019	10.00	0.26	0.03	0.29	(0.26)	10.03
11/30/2018	10.01	0.23	(0.02)	0.21	(0.22)	10.00

448	See Notes to Financial Statements.

	Ratios to Average Net Assets:						Supplemental Data:
Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

(0.62)	0.43		0.44		1.18		$5,193,143	48
(0.03)	0.43		0.43		0.34		10,038,159	72
1.25	0.42		0.45		1.14		12,300,460	93
2.87	0.41		0.48		2.39		11,938,003	46
1.84	0.40		0.49		2.11		6,688,131	23

(0.72)	0.54		0.54		0.95		3,869	48
(0.13)	0.53		0.53		0.24		13,240	72
1.15	0.52		0.54		0.74		19,403	93
0.79 (f)	0.48	(g)	0.55	(g)	1.56	(g)	2,860	46

(0.57)	0.39		0.39		1.03		1,280,935	48
0.02	0.38		0.38		0.38		5,349,686	72
1.30	0.37		0.40		1.15		7,109,132	93
2.82	0.36		0.43		2.47		6,539,665	46
1.98	0.35		0.44		2.18		4,603,442	23

(0.43)	0.24		0.24		1.52		759,273	48
0.16	0.24		0.24		0.53		519,235	72
1.45	0.25		0.26		1.13		804,537	93
2.97	0.22		0.29		2.62		282,582	46
2.13	0.22		0.30		2.27		271,727	23

(0.47)	0.28		0.28		1.80		3,872,022	48
0.12	0.28		0.28		0.49		1,285,378	72
1.40	0.27		0.30		1.35		1,258,215	93
3.03	0.26		0.33		2.56		1,803,798	46
1.99	0.25		0.35		2.32		1,291,802	23

(0.47)	0.28		0.29		1.05		131	48
0.12	0.28		0.28		0.49		592	72
1.41	0.27		0.30		1.31		784	93
2.94	0.26		0.33		2.63		1,369	46
2.11	0.25		0.35		2.29		1,716	23

See Notes to Financial Statements.	449

Financial Highlights (concluded)

ULTRA SHORT BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class R6
11/30/2022	$10.00	$0.15	$(0.19)	$(0.04)	$(0.16)	$9.80
11/30/2021	10.04	0.05	(0.03)	0.02	(0.06)	10.00
11/30/2020	10.03	0.12	0.02 (d)	0.14	(0.13)	10.04
11/30/2019	10.00	0.26	0.03	0.29	(0.26)	10.03
11/30/2018	10.01	0.24	(0.03)	0.21	(0.22)	10.00

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and A1 does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended November 30, 2020, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.
(e)	Commenced on July 31, 2019.
(f)	Not annualized.
(g)	Annualized.

450	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:
Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

(0.43)	0.24	0.24	1.52	$68,773	48
0.16	0.24	0.24	0.54	86,964	72
1.45	0.25	0.26	1.17	65,008	93
2.96	0.22	0.29	2.55	11,572	46
2.13	0.23	0.30	2.35	7,075	23

See Notes to Financial Statements.	451

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on August 16, 1993.

The Trust currently consists of fourteen funds as of November 30, 2022. This report covers the following twelve funds (separately, a “Fund” and collectively, the “Funds”) and their respective active share classes at November 30, 2022:

Funds	Classes
Lord Abbett Convertible Fund (“Convertible Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5, and R6
Lord Abbett Core Fixed Income Fund (“Core Fixed Income Fund”)	A, C, F, F3 I, R2, R3, R4, R5, and R6
Lord Abbett Core Plus Bond Fund (“Core Plus Bond Fund”)	A, C, F, F3, I, R3, R4, R5, and R6
Lord Abbett Corporate Bond Fund (“Corporate Bond Fund”)	A, C, F, F3, I, R2, R3, R4, R5, and R6
Lord Abbett Floating Rate Fund (“Floating Rate Fund”)	A, C, F, F3, I, R2, R3, R4, R5, and R6
Lord Abbett High Yield Fund (“High Yield Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5, and R6
Lord Abbett Income Fund (“Income Fund”)	A, C, F, F3, I, R2, R3, R4, R5, and R6
Lord Abbett Inflation Focused Fund (“Inflation Focused Fund”)	A, C, F, F3, I, R2, R3, R4, R5, and R6
Lord Abbett Short Duration Core Bond Fund (“Short Duration Core Bond Fund”)	A, C, F, F3, I, R3, R4, R5, and R6
Lord Abbett Short Duration Income Fund (“Short Duration Income Fund”)	A, C, F, F3, I, R2, R3, R4, R5, and R6
Lord Abbett Total Return Fund (“Total Return Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5, and R6
Lord Abbett Ultra Short Bond Fund (“Ultra Short Bond Fund”)	A, A1, F, F3, I, R5, and R6

The Funds’ Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Funds’ prospectus.

Convertible Fund’s investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return. Corporate Bond Fund’s investment objective is to seek current income. Each of Core Fixed Income Fund’s, Core Plus Bond Fund’s and Total Return Fund’s investment objective is to seek income and capital appreciation to produce a high total return. Floating Rate Fund’s investment objective is to seek a high level of current income. High Yield Fund’s investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return. Each of Income Fund’s and Short Duration Income Fund’s investment objective is to seek a high level of income consistent with preservation of capital. Inflation Focused Fund’s primary investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle. As a secondary objective, the Fund seeks current income. Each of Short Duration Core Bond Fund’s and Ultra Short Bond Fund’s investment objective is to seek current income consistent with the preservation of capital.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A and A1 shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class A1 shares purchased

Notes to Financial Statements (continued)

without a sales charge and redeemed before the first day of the month in which the eighteenth month anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Class C shares automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Funds or financial intermediary through which a shareholder purchased Class C shares have records verifying that the C shares have been held at least eight years.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. These Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), the Board has designated the determination of fair value of the Funds’ portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”), as valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services.

Notes to Financial Statements (continued)

Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use observable inputs such as yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, on the Statements of Operations. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended November 30, 2019 through November 30, 2022. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon each Fund’s jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class F3 and R6 bear only their class-specific shareholder servicing expenses. Class A, A1, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

Notes to Financial Statements (continued)

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions on each Fund’s Statement of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Each Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–Each Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts in each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included, if applicable, in Net realized gain (loss) on forward foreign currency exchange contracts in each Fund’s Statement of Operations.

(h)	Futures Contracts–Each Fund may purchase and sell futures contracts to manage cash, to adjust exposure to the direction of interest rates or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when

Notes to Financial Statements (continued)

the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(j)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(k)	TBA Sale Commitments–Each Fund may enter into TBA sale commitments to hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation” above. The contract is adjusted to market value daily and the change in market value is recorded by each Fund as unrealized appreciation (depreciation). If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, each Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

(l)	Mortgage Dollar Rolls–Each Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, each Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(m)	Commercial Paper–Each Fund may purchase commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

(n)	Reverse Repurchase Agreements–Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to

Notes to Financial Statements (continued)

resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that a Fund may reinvest the cash it receives in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities to be repurchased by the Fund may decline below the repurchase price.

For the fiscal year ended November 30, 2022, the average interest rate, the amount of interest received and the average principal amount for the days borrowed in the period were as follows:

Fund	Interest Rate	Interest Income	Average Amount Borrowed
Core Plus Bond Fund	(10)%	$188	$5,250
Income Fund	(10)%	2,038	56,875
Inflation Focused Fund	(10)%	1,630	45,500
Short Duration Income Fund	(10)%	62,783	2,124,173
Total Return Fund	(10)%	2,791	77,875

(o)	Floating Rate Loans–Each Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. Each Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which each Fund invests may be subject to some restrictions on resale. For example, each Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. Each Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, each Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between each Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, each Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of each Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statements of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments, if any, on the Statements of Assets and Liabilities represents mark to market of the unfunded portion of each Fund’s floating rate notes.

Notes to Financial Statements (continued)

As of November 30, 2022 the following Funds had unfunded loan commitments:

Floating Rate Fund
Borrower	Principal Amount	Market Value	Cost	Unrealized Appreciation/ Depreciation
AI Aqua Merger Sub, Inc. 2022 Delayed Draw Term Loan	$2,540,124	$2,417,347	$2,540,124	$(122,777)
Athenahealth, Inc. 2022 Delayed Draw Term Loan	4,135,230	3,786,837	4,135,230	(348,393)
Dermatology Intermediate Holdings III, Inc. 2022 Delayed Draw Term Loan	583,984	571,942	583,984	(12,042)
Element Materials Technology Group US Holdings Inc. 2022 USD Delayed Draw Term Loan	7,411,760	7,288,243	7,363,151	(74,908)
Refficiency Holdings LLC 2021 Delayed Draw Term Loan	12,282	11,874	12,282	(408)
Total	$14,683,380	$14,076,243	$14,634,771	$(558,528)

(p)	Inflation-Linked Derivatives–Inflation Focused Fund may invest in inflation-linked derivatives, such as Consumer Price Index Swap Agreements (“CPI swaps”). A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a notional amount of principal. The Fund will normally enter into CPI swap contracts on a zero coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap’s maturity date, at which point the payments are netted. The swaps are valued daily and any unrealized gain (loss) is included in the Net change in unrealized appreciation/depreciation on swap contracts in the Fund’s Statement of Operations. A liquidation payment received or made at the termination or maturity of the swap is recorded in realized gain (loss) and is included in Net realized gain (loss) on swap contracts in the Fund’s Statement of Operations. Daily changes in valuation of centrally cleared CPI swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. For the centrally cleared CPI swaps, there was minimal counterparty risk to the Fund, since such CPI swaps entered into were traded through a central clearinghouse, which guarantees against default.

(q)	Credit Default Swaps–Each Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund makes periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

Notes to Financial Statements (continued)

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indexes. These credit indexes are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. For a credit default swap sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where a Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. For the centrally cleared credit default swaps, there was minimal counterparty risk to the Fund, since such credit default swaps entered into were traded through a central clearinghouse, which guarantees against default.

(r)	Interest Rate Swaps–Each Fund may enter into interest rate swap agreements. Pursuant to interest rate swap agreements, a Fund either makes floating-rate payments to the counterparty (or Central counterparty clearing house (“CCP”) in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or a Fund makes fixed-rate payments to the counterparty or CCP in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined

Notes to Financial Statements (continued)

by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

(s)	Total Return Swaps–Each Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. Each Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, each Fund also may be required to pay an amount equal to that decline in value to their counterparty.

(t)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of November 30, 2022 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides each Fund with investment management services and executive and other personnel, provides

Notes to Financial Statements (continued)

office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

The management fee is based on each Fund’s average daily net assets at the following annual rates:

Convertible Fund		Income Fund
First $1 billion	.70%	First $3 billion	.38%
Next $1 billion	.60%	Next $7 billion	.35%
Over $2 billion	.57%	Over $10 billion	.34%

Core Fixed Income Fund		Inflation Focused Fund
First $1 billion	.24%	First $2 billion	.30%
Next $1 billion	.21%	Next $3 billion	.28%
Over $2 billion	.20%	Over $5 billion	.26%

Core Plus Bond Fund		Short Duration Core Bond Fund
First $4 billion	.28%	First $1 billion	.30%
Next $11 billion	.26%	Next $1 billion	.25%
Over $15 billion	.25%	Over $2 billion	.20%

Corporate Bond Fund		Short Duration Income Fund
First $2 billion	.40%	First $1 billion	.35%
Over $2 billion	.35%	Next $1 billion	.30%
		Over $2 billion	.25%
Floating Rate Fund
First $1 billion	.50%	Total Return Fund
Over $1 billion	.45%	First $4 billion	.28%
		Next $11 billion	.26%
High Yield Fund		Over $15 billion	.25%
First $1 billion	.60%
Next $1 billion	.55%	Ultra Short Bond Fund	.17%
Over $2 billion	.50%

For the fiscal year ended November 30, 2022, the effective management fee, net of any applicable waivers, was based on each Fund’s average daily net assets at the following annualized rates:

Net Effective Management Fee
Convertible Fund	.69%
Core Fixed Income Fund	.23%
Core Plus Bond Fund	.28%
Corporate Bond Fund	.00%
Floating Rate Fund	.46%
High Yield Fund	.53%
Income Fund	.38%
Inflation Focused Fund	.29%
Short Duration Core Bond Fund	.12%
Short Duration Income Fund	.25%
Total Return Fund	.28%
Ultra Short Bond Fund	.17%

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s

Notes to Financial Statements (continued)

average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived the following fund administration fees during the fiscal year ended November 30, 2022:

Fund	Fund Administration Fee
Convertible Fund	$ 63,898
Core Fixed Income Fund	31,672
Core Plus Bond Fund	5,925
Corporate Bond Fund	5,187
Floating Rate Fund	72,295
High Yield Fund	182,172
Income Fund	40,681
Inflation Focused Fund	99,348
Short Duration Core Bond Fund	12,669
Short Duration Income Fund	582,708
Total Return Fund	77,811
Ultra Short Bond Fund	172,171

For the fiscal year ended November 30, 2022 and continuing through March 31, 2023, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses for each class, excluding certain of the Funds’ expenses, to the following annual rates:

	Effective April 1, 2022		Prior to April 1, 2022
	Classes		Classes
Fund	A,C,F,I,R2,R3, R4 and R5	F3 and R6	A,C,F,I,R2,R3, R4 and R5	F3 and R6
Core Plus Bond Fund	.48%	.39%	.48%	.38%
Corporate Bond Fund	.48%	.44%	.48%	.44%
Short Duration Core Bond Fund	.40%	.33%	.40%	.34%

For the fiscal year ended November 30, 2022 and continuing through March 31, 2023, Lord Abbett has contractually agreed to waive Core Fixed Income Fund’s and Total Return Fund’s Class I shareholder servicing expenses at an annual rate of .04% of each Fund’s average daily net assets.

All contractual management fee waivers and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only on approval of the Board.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, A1, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The distribution and service fees are accrued daily and payable monthly. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class A1		Class C(1)	Class F(2)	Class P	Class R2	Class R3	Class R4
Service	.15%	.25%	(4)	.25%	–	.25%	.25%	.25%	25%
Distribution	.05%(3)	–		.75%	.10%	.20%	.35%	.25%	–

*	The Funds may designate a portion of the aggregate fees attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.

Notes to Financial Statements (continued)

(1)	The 12b-1 fee each Fund pays on Class C shares is a blended rate based on 1.00% of each Fund’s average daily net assets attributable to Class C shares held for less than one year and .80% (.25% service, .55% distribution) of each Fund’s average daily net assets attributable to Class C shares for one year or more. All Class C shareholders of a Fund will bear 12b-1 fees at the same rate.
(2)	The Class F share Rule 12b-1 fees may be designated as a service fee in limited circumstances as described in the Funds’ prospectus.
(3)	Distribution fees not applicable to Ultra Short Bond Fund.
(4)	Class A1 is only for Ultra Short Bond Fund.

Class F3, Class I, Class R5 and Class R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds , after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2022:

	Distributor Commissions	Dealers’ Concessions
Convertible Fund	$10,320	$58,574
Core Fixed Income Fund	27,861	149,728
Core Plus Bond Fund	10,770	57,044
Corporate Bond Fund	199	1,369
Floating Rate Fund	130,401	712,421
High Yield Fund	33,486	192,471
Income Fund	68,573	401,870
Inflation Focused Fund	75,667	423,089
Short Duration Core Bond Fund	5,408	29,043
Short Duration Income Fund	329,295	1,992,711
Total Return Fund	44,620	256,169
Ultra Short Bond Fund	–	995

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2022:

	Class A	Class C
Convertible Fund	$12,178	$6,311
Core Fixed Income Fund	9,468	1,115
Core Plus Bond Fund	15,597	373
Corporate Bond Fund	–	28
Floating Rate Fund	288,316	95,494
High Yield Fund	37,706	15,134
Income Fund	32,782	5,313
Inflation Focused Fund	166,936	54,815
Short Duration Core Bond Fund	–	–
Short Duration Income Fund	1,516,179	528,524
Total Return Fund	18,713	–
Ultra Short Bond Fund	37,118	–

Notes to Financial Statements (continued)

Other Related Parties

As of November 30, 2022 the percentages of Convertible Fund’s, Core Fixed Income Fund’s, High Yield Fund’s, Inflation Focused Fund’s and Ultra Short Bond Fund’s outstanding shares owned by each Fund that invests principally in affiliated mutual funds managed by Lord Abbett (“Fund of Funds”) were as follows:

				Underlying Funds
Fund of Funds	Convertible Fund	Core Fixed Income Fund	High Yield Fund	Inflation Focused Fund	Ultra Short Bond Fund
Lord Abbett Multi-Asset Balanced Opportunity Fund	9.17%	15.58%	3.24%	2.99%	2.31%
Lord Abbett Multi-Asset Income Fund	4.10%	14.25%	2.22%	2.15%	1.00%

One Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly for Core Fixed Income Fund, Core Plus Bond Fund, Corporate Bond Fund, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Core Bond Fund, Short Duration Income Fund, Total Return Fund and Ultra Short Bond Fund and declared and paid quarterly for Convertible Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended November 30, 2022 and November 30, 2021 was as follows:

	Convertible Fund		Core Fixed Income Fund
	Year Ended 11/30/2022	Year Ended 11/30/2021	Year Ended 11/30/2022	Year Ended 11/30/2021
Distributions paid from:
Ordinary income	$114,268,357	$157,702,879	$54,463,362	$77,783,549
Net long-term capital gains	131,835,772	48,441,029	7,484,048	16,060,928
Total distributions paid	$246,104,129	$206,143,908	$61,947,410	$93,844,477

Notes to Financial Statements (continued)

	Core Plus Bond Fund		Corporate Bond Fund
	Year Ended 11/30/2022	Year Ended 11/30/2021	Year Ended 11/30/2022	Year Ended 11/30/2021
Distributions paid from:
Ordinary income	$16,665,257	$10,225,689	$250,609	$473,612
Net long-term capital gains	84,595	1,436,842	175,812	$61,114
Total distributions paid	$16,749,852	$11,662,531	$426,421	$534,726

	Floating Rate Fund		High Yield Fund
	Year Ended 11/30/2022	Year Ended 11/30/2021	Year Ended 11/30/2022	Year Ended 11/30/2021
Distributions paid from:
Ordinary income	$351,397,149	$240,245,181	$326,682,368	$390,034,976
Tax return of capital	–	–	11,819,896	–
Total distributions paid	$351,397,149	$240,245,181	$338,502,264	$390,034,976

	Income Fund		Inflation Focused Fund
	Year Ended 11/30/2022	Year Ended 11/30/2021	Year Ended 11/30/2022	Year Ended 11/30/2021
Distributions paid from:
Ordinary income	$109,569,895	$93,534,127	$112,587,665	$44,543,417
Net long-term capital gains	50,225,909	–	–	–
Total distributions paid	$159,795,804	$93,534,127	$112,587,665	$44,543,417

	Short Duration Core Bond Fund		Short Duration Income Fund
	Year Ended 11/30/2022	Year Ended 11/30/2021	Year Ended 11/30/2022	Year Ended 11/30/2021
Distributions paid from:
Ordinary income	$6,615,359	$2,964,068	$1,734,371,253	$1,435,370,581
Total distributions paid	$6,615,359	$2,964,068	$1,734,371,253	$1,435,370,581

	Total Return Fund		Ultra Short Bond Fund
	Year Ended 11/30/2022	Year Ended 11/30/2021	Year Ended 11/30/2022	Year Ended 11/30/2021
Distributions paid from:
Ordinary income	$108,256,354	$128,733,647	$191,847,829	$76,255,172
Net long-term capital gains	24,256,431	49,201,525	–	–
Total distributions paid	$132,512,785	$177,935,172	$191,847,829	$76,255,172

As of November 30, 2022, the components of accumulated gains (losses) on a tax-basis were as follows:

	Convertible Fund	Core Fixed Income Fund
Undistributed ordinary income - net	$10,035,625	$7,530,935
Undistributed long-term capital gains	–	–
Total undistributed earnings	10,035,625	7,530,935
Capital loss carryforwards*	(201,385,694)	(226,822,149)
Temporary differences	(125,844)	(9,020,429)
Unrealized gains (losses) - net	(20,045,880)	(92,689,960)
Total accumulated gains (losses)	$(211,521,793)	$(321,001,603)

Notes to Financial Statements (continued)

	Core Plus Bond Fund	Corporate Bond Fund
Undistributed ordinary income - net	$2,002,154	$26,637
Undistributed long-term capital gains	–	–
Total undistributed earnings	2,002,154	26,637
Capital loss carryforwards*	(49,540,218)	(653,174)
Temporary differences	(2,807,386)	(25,366)
Unrealized gains (losses) - net	(25,377,681)	(866,199)
Total accumulated gains (losses)	$(75,723,131)	$(1,518,102)

	Floating Rate Fund	High Yield Fund
Undistributed ordinary income - net	$–	$–
Undistributed long-term capital gains	–	–
Total undistributed earnings	–	–
Capital loss carryforwards*	(1,751,021,834)	(481,236,868)
Temporary differences	(37,373,669)	(24,933,455)
Unrealized gains (losses) - net	(246,542,482)	(452,398,702)
Total accumulated gains (losses)	$(2,034,937,985)	$(958,569,025)

	Income Fund	Inflation Focused Fund
Undistributed ordinary income - net	$2,195,962	$7,936,482
Undistributed long-term capital gains	–	–
Total undistributed earnings	2,195,962	7,936,482
Capital loss carryforwards*	(298,180,953)	(401,850,697)
Temporary differences	(12,289,146)	(8,931,114)
Unrealized gains (losses) - net	(243,814,288)	(53,543,218)
Total accumulated gains (losses)	$(552,088,425)	$(456,388,547)

	Short Duration Core Bond Fund	Short Duration Income Fund
Undistributed ordinary income - net	$765,501	$129,496,948
Total undistributed earnings	765,501	129,496,948
Capital loss carryforwards*	(10,639,393)	(4,923,003,112)
Temporary differences	(771,468)	(216,236,152)
Unrealized gains (losses) - net	(8,695,214)	(3,879,001,843)
Total accumulated gains (losses)	$(19,340,574)	$(8,888,744,159)

	Total Return Fund	Ultra Short Bond Fund
Undistributed ordinary income - net	$4,834,538	$30,332,250
Undistributed long-term capital gains	–	–
Total undistributed earnings	4,834,538	30,332,250
Capital loss carryforwards*	(427,117,640)	(135,863,175)
Temporary differences	(14,838,526)	(30,687,835)
Unrealized gains (losses) - net	(210,255,889)	(242,581,021)
Total accumulated gains (losses)	$(647,377,517)	$(378,799,781)

*	The capital losses will carry forward indefinitely.

At the Fund’s election, certain losses incurred within a taxable year (“Qualified Late-Year Losses”) are deemed to arise on the first business day of the Fund’s next taxable year. The following Funds incurred and will elect to defer late-year ordinary losses during the fiscal year ended November 30, 2022:

High Yield Fund	$144,054
Total Return Fund	1,470,716

Notes to Financial Statements (continued)

As of November 30, 2022, the aggregate unrealized gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

	Convertible Fund	Core Fixed Income Fund
Tax cost	$955,883,784	$2,695,998,852
Gross unrealized gain	31,539,810	17,596,232
Gross unrealized loss	(51,570,950)	(110,309,699)
Net unrealized security gain/(loss)	$(20,031,140)	$(92,713,467)

	Core Plus Bond Fund	Corporate Bond Fund
Tax cost	$845,638,947	$7,486,028
Gross unrealized gain	5,367,420	24,261
Gross unrealized loss	(30,755,076)	(890,460)
Net unrealized security gain/(loss)	$(25,387,656)	$(866,199)

	Floating Rate Fund	High Yield Fund
Tax cost	$6,922,511,917	$5,053,092,399
Gross unrealized gain	45,510,317	57,401,398
Gross unrealized loss	(291,387,096)	(512,848,736)
Net unrealized security gain/(loss)	$(245,876,779)	$(455,447,338)

	Income Fund	Inflation Focused Fund
Tax cost	$2,828,626,119	$2,672,479,650
Gross unrealized gain	12,403,927	147,470,718
Gross unrealized loss	(256,218,435)	(201,013,937)
Net unrealized security gain/(loss)	$(243,814,508)	$(53,543,219)

	Short Duration Core Bond Fund	Short Duration Income Fund
Tax cost	$248,639,387	$54,071,246,979
Gross unrealized gain	482,066	108,126,646
Gross unrealized loss	(9,177,280)	(3,987,516,271)
Net unrealized security gain/(loss)	$(8,695,214)	$(3,879,389,625)

	Total Return Fund	Ultra Short Bond Fund
Tax cost	$3,661,451,981	$11,318,007,608
Gross unrealized gain	23,645,163	4,196,279
Gross unrealized loss	(233,936,481)	(246,777,300)
Net unrealized security gain/(loss)	$(210,291,318)	$(242,581,021)

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to the tax treatment of certain securities, certain distributions, amortization of premium, other financial instruments and wash sales.

Permanent items identified during the fiscal year ended November 30, 2022 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Total distributable earnings (loss)	Paid-in Capital
Floating Rate Fund	$557,462	$(557,462)

The permanent differences are primarily attributable to the tax treatment of certain distributions.

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2022 were as follows:

	U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
Convertible Fund	$-	$1,761,516,602	$-	$2,046,791,553
Core Fixed Income Fund	10,451,039,861	1,154,362,263	10,092,366,557	700,102,340
Core Plus Bond Fund	2,005,941,024	464,673,222	1,808,248,291	226,260,148
Corporate Bond Fund	2,193,570	5,921,038	2,200,798	9,060,239
Floating Rate Fund	-	5,958,239,226	-	5,920,727,268
High Yield Fund	-	6,065,707,817	-	7,620,021,899
Income Fund	2,124,004,983	2,205,123,646	2,122,278,129	2,235,382,467
Inflation Focused Fund	501,114,765	1,719,564,880	814,124,400	2,201,947,033
Short Duration Core Bond Fund	225,052,883	221,612,616	241,223,372	151,684,929
Short Duration Income Fund	20,323,245,257	20,611,996,204	21,217,550,540	28,983,644,857
Total Return Fund	15,067,490,223	1,821,802,132	14,919,838,051	1,873,305,240
Ultra Short Bond Fund	823,439,178	5,236,302,235	717,529,985	10,851,589,930

*	Includes U.S. Government sponsored enterprises securities.

Each Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended November 30, 2022, the following Funds engaged in cross-trades:

Fund	Purchases	Sales	Gain (Loss )
Core Fixed Income Fund	$23,287,501	$2,014,980	$(180,110)
Core Plus Bond Fund	9,237,603	835,317	(34,177)
Floating Rate Fund	184,306	–	–
High Yield Fund	203,800	58,847,176	1,011,700
Income Fund	5,850,000	15,152,879	(25,704)
Inflation Focused Fund	43,121,166	20,843,725	(759,551)
Short Duration Core Bond Fund	4,163	3,671,027	(57,515)
Short Duration Income Fund	356,038,838	–	–
Total Return Fund	26,527,512	21,086,239	(1,377,512)
Ultra Short Bond Fund	102,894,750	125,667,385	(3,347,732)

Notes to Financial Statements (continued)

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Each Fund except for Corporate Bond Fund, Inflation Focused Fund, Short Duration Core Bond Fund and Ultra Short Bond Fund entered into forward foreign currency exchange contracts for the fiscal year ended November 30, 2022 (as described in Note 2(g)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers for collateral.

Each Fund except for Convertible Fund entered into U.S. Treasury futures contracts for the fiscal year ended November 30, 2022 (as described in Note 2(h)) to economically hedge against changes in interest rates. The Funds bear the risk of interest rates moving unexpectedly, in which case the Funds may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

High Yield Fund, Inflation Focused Fund, Short Duration Core Bond Fund and Short Duration Income Fund entered into CPI swaps for the fiscal year ended November 30, 2022 (as described in Note 2(p)) to speculate the rate of inflation in the U.S. economy. The Funds’ use of CPI swaps involves the risk that Lord Abbett will not accurately predict expectations of inflation or interest rates, and the Funds’ returns could be reduced as a result. The Funds’ risk of loss from counterparty credit risk is the unrealized appreciation on CPI swaps. For the centrally cleared CPI swaps, there is minimal counterparty credit risk to the Funds since these CPI swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared CPI swaps, the clearinghouse guarantees CPI swaps against default.

Core Plus Bond Fund, Corporate Bond, High Yield Fund, Short Duration Income Fund and Total Return Fund entered into credit default swaps for the fiscal year ended November 30, 2022 (as described in Note 2(q)) for investment purposes, to economically hedge credit risk or for speculative purposes. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. Each Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. For the centrally cleared credit default swaps, there is minimal counterparty credit risk to the Funds since these credit default swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

Notes to Financial Statements (continued)

Floating Rate Fund and High Yield Fund entered into total return swaps on indexes for the fiscal year ended November 30, 2022 (as described in note 2(s)) to hedge credit risk. The Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Fund also may be required to pay an amount equal to that decline in value to its counterparty.

Floating Rate Fund and Inflation Focused Fund entered into interest rate swaps for the fiscal year ended November 30, 2022 (as described in Note 2(r)) in order to enhance returns or hedge against interest rate risk. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. The interest rate swap agreement will normally be entered into on a zero coupon basis, meaning that the floating rate will be based on the cumulative of the variable rate, and the fixed rate will compound until the swap’s maturity date, at which point the payments would be netted.

As of November 30, 2022, each Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate each Fund’s use of derivative instruments:

	Convertible Fund
Asset Derivatives		Foreign Currency Contracts
Forward Foreign Currency Exchange Contracts(1)		$457,076

Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)		$1,541,906

	Core Fixed Income Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts
Futures Contracts(3)	$932,066	–

Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)	–	$334,520
Futures Contracts(3)	$293,814	–

Notes to Financial Statements (continued)

		Core Plus Bond Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Forward Foreign Currency Exchange Contracts(1)	–	$13,190	–
Futures Contracts(3)	$293,887	–	–

Liability Derivatives
Centrally Cleared Credit Default Swap Contracts(4)	–	–	$698,630
Forward Foreign Currency Exchange Contract(2)	–	$120,299	–
Futures Contracts(3)	$179,969	–	–

		Corporate Bond Fund
Asset Derivatives		Interest Rate Contracts	Credit Contracts
Centrally Cleared Credit Default Swap Contracts(4)		–	$1,526
Futures Contracts(3)		$6,370	–

Liability Derivatives
Futures Contract(3)		$10,594	–

		Floating Rate Fund
Asset Derivatives	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts
Centrally Cleared Interest Rate Swap Contracts(4)	–	$9,010,514	–
Forward Foreign Currency Exchange Contracts(1)	–	–	$1,019,287
Total Return Swaps Contracts(5)	$4,633,727	–	–

Liability Derivatives
Centrally Cleared Interest Rate Swap Contracts(4)	–	$4,414,610	–
Forward Foreign Currency Exchange Contracts(2)	–	–	$1,964,427

Notes to Financial Statements (continued)

			High Yield Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Inflation Linked Contracts
Centrally Cleared Credit Default Swap Contracts(4)	–	–	$1,510,039	–
Centrally Cleared CPI Swap Contracts(4)	–	–	–	$2,881,674
Forward Foreign Currency Exchange Contracts(1)	–	$1,931,045	–	–
Futures Contracts(3)	$4,333,452	–	–	–

Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)	–	$7,257,851	–	–
Futures Contracts(3)	$1,748,611	–	–	–

	Income Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts
Futures Contracts(3)	$1,940,342	–

Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)	–	$255,355
Futures Contracts(3)	$2,304,183	–

	Inflation Focused Fund
Asset Derivatives	Interest Rate Contracts	Inflation Linked Contracts
Centrally Cleared CPI Swap Contracts(4)	–	$110,206,709
Centrally Cleared Interest Rate Swap Contracts(4)	$16,979	–
CPI Swap Contracts(6)	–	$61,414,050
Futures Contracts(3)	$4,357,617	–

Liability Derivatives
Centrally Cleared CPI Swap Contracts(4)	–	$2,189,440
Centrally Cleared Interest Rate Swap Contracts(4)	$17,034	–
CPI Swap Contracts(7)	–	$27,367,050

Short Duration Core Bond Fund
Asset Derivatives	Interest Rate Contracts	Inflation Linked Contracts
Centrally Cleared CPI Swap Contracts(4)	–	$8,885
Futures Contracts(3)	$192,610	–

Notes to Financial Statements (continued)

		Short Duration Income Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Inflation Linked Contracts
Centrally Cleared CPI Swap Contracts(4)	–	–	–	$1,925,119
Centrally Cleared Credit Default Swap Contracts(4)			$1,574,879
Futures Contracts(3)	$47,062,439	–	–	–

Liability Derivatives
Credit Default Swap Contracts(8)	–	–	$6,276,225	–
Forward Foreign Currency Exchange Contracts(2)	–	$28,983,247	–	–
Futures Contracts(3)	$6,110,474	–	–	–

		Total Return Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Forward Foreign Currency Exchange Contracts(1)	–	$92,295	–
Futures Contracts(3)	$1,883,853	–	–

Liability Derivatives
Centrally Cleared Credit Default Swap Contracts(4)	–	–	$5,321,863
Forward Foreign Currency Exchange Contracts(2)	–	$942,987	–
Futures Contracts(3)	$999,573	–	–

	Ultra Short Bond Fund
Asset Derivatives		Interest Rate Contracts
Futures Contracts(3)		$746,359

(1)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
(3)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(4)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(5)	Statements of Assets and Liabilities location: Total return swaps, at fair value.
(6)	Statements of Assets and Liabilities location: Unrealized appreciation on CPI swaps.
(7)	Statements of Assets and Liabilities location: Unrealized depreciation on CPI swaps.
(8)	Statements of Assets and Liabilities location: Credit default swap agreements payable, at fair value.

Notes to Financial Statements (continued)

Transactions in derivative investments for the fiscal year ended November 30, 2022 were as follows:

Convertible Fund
Foreign Currency Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(1)	$6,032,934
Net Change in Unrealized Appreciation/ Depreciation
Forward Foreign Currency Exchange Contracts(2)	$(3,436,700)
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)	$69,977,378

		Core Fixed Income Fund
	Inflation Linked/ Interest Rate Contracts	Credit Contracts	Foreign Currency Contracts
Net Realized Gain (Loss)
CPI/Interest Rate Swap Contracts(4)	$868,262	–	–
Credit Default Swap Contracts(4)	–	$(566,824)	–
Forward Foreign Currency Exchange Contracts(1)	–	–	$6,168,748
Futures Contracts(5)	$(45,114,559)	–	–
Net Change in Unrealized Appreciation/ Depreciation
Credit Default Swap Contracts(6)	–	$(173,600)	–
Forward Foreign Currency Exchange Contracts(2)	–	–	$(334,520)
Futures Contracts(7)	$(3,147,616)		–
Average Number of Contracts/Notional Amounts*
Credit Default Swap Contracts(3)	–	$33,772,185	–
CPI/Interest Rate Swap Contracts(3)	$11,584,416	–	–
Forward Foreign Currency Exchange Contracts(3)	–	–	$23,476,951
Futures Contracts(8)	2,053	–	–

Notes to Financial Statements (continued)

		Core Plus Bond Fund
	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
CPI/Interest Rate Swap Contracts(4)	$179,849	–	–
Credit Default Swap Contracts(4)	–	–	$(730,921)
Forward Foreign Currency Exchange Contracts(1)	–	$260,478	–
Futures Contracts(5)	$(10,116,755)	–	–
Net Change in Unrealized Appreciation/ Depreciation
Credit Default Swap Contracts(6)	–	–	$178,150
Forward Foreign Currency Exchange Contracts(2)	–	$(135,380)	–
Futures Contracts(7)	$(262,971)	–	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(3)	$2,320,575	–	–
Credit Default Swap Contracts(3)	–	–	$8,665,219
Forward Foreign Currency Exchange Contracts(3)	–	$2,825,866	–
Futures Contracts(8)	461	–	–

	Corporate Bond Fund
	Inflation Linked/ Interest Rate Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(4)	–	$(279)
Futures Contracts(5)	$(160,108)	–
Net Change in Unrealized Appreciation/ Depreciation
Futures Contracts(7)	$(12,344)	$–
Credit Default Swap Contracts(6)	–	333
Average Number of Contracts/Notional Amounts*
Credit Default Swap Contracts(3)	–	$18,600
Futures Contracts(8)	26

Notes to Financial Statements (continued)

			Floating Rate Fund
	Equity Contracts	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
CPI/Interest Rate Swap Contracts(4)	–	$16,570,447	–	–
Credit Default Swap Contracts(4)	–	–	–	155,268
Forward Foreign Currency Exchange Contracts(1)	–	–	$21,330,574	–
Futures Contracts(5)	–	$31,184,788	–	–
Total Return Swap Contracts(4)	$(27,568,698)	–	–	–
Net Change in Unrealized Appreciation/ Depreciation
CPI/Interest Rate Swap Contracts(6)	–	$3,584,086	–	–
Credit Default Swap Contracts(6)	–	–	–	$(1,825,272)
Forward Foreign Currency Exchange Contracts(2)	–	–	$(6,082,066)	–
Futures Contracts(7)	–	$2,815,105	–	–
Total Return Swap Contracts(6)	$9,574,266
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(3)	–	$230,747,814	–	–
Credit Default Swap Contracts(3)	–	–	–	$13,234,472
Forward Foreign Currency Exchange Contracts(3)	–	–	$144,903,137	–
Futures Contracts(8)	–	2,720	–	–
Total Return Swap Contracts(3)	$517,042,920	–	–	–

Notes to Financial Statements (continued)

		High Yield Fund
	Equity Contracts	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
CPI/Interest Rate Swap Contracts(4)	–	$(11,573,076)	–	–
Credit Default Swap Contracts(4)	–	–	–	$(3,060,505)
Forward Foreign Currency Exchange Contracts(1)	–	–	$38,543,961	–
Futures Contracts(5)	–	$(7,859,080)	–	–
Total Return Swap Contracts(4)	$(587,251)	–	–	–
Net Change in Unrealized Appreciation/ Depreciation	–	–	–	–
CPI/Interest Rate Swap Contracts(6)	–	$2,881,673	–	–
Credit Default Swap Contracts(6)	–	–	–	$(11,668,648)
Forward Foreign Currency Exchange Contracts(2)	–	–	$(17,577,036)	–
Futures Contracts(7)	–	$5,326,734	–	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(3)	–	$382,222,897	–	–
Credit Default Swap Contracts(3)	–	–	–	$322,306,612
Forward Foreign Currency Exchange Contracts(3)	–	–	$273,601,734	–
Futures Contracts(8)	–	13,711	–	–
Total Return Swap Contracts(3)	$7,593,486	–	–	–

Notes to Financial Statements (continued)

	Income Fund
	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
CPI/Interest Rate Swap Contracts(4)	$1,075,216	–	–
Credit Default Swap Contracts(4)	–	–	$(1,620,020)
Forward Foreign Currency Exchange Contracts(1)	–	$3,188,606	–
Futures Contracts(5)	$(79,417,053)	–	–
Net Change in Unrealized Appreciation/ Depreciation
Credit Default Swap Contracts(6)	–	–	$(243,180)
Forward Foreign Currency Exchange Contracts(2)	–	$(2,197,944)	–
Futures Contracts(7)	$(4,274,199)	–	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(3)	$4,620,962	–	–
Credit Default Swap Contracts(3)	–	–	$28,562,287
Forward Foreign Currency Exchange Contracts(3)	–	$19,797,207	–
Futures Contracts(8)	5,945	–	–

Notes to Financial Statements (continued)

	Inflation Focused Fund
	Inflation Linked/ Interest Rate Contracts	Credit Contracts
Net Realized Gain (Loss)
CPI/Interest Rate Swap Contracts(4)	$27,322,977	–
Credit Default Swap Contracts(4)	–	$(537,289)
Futures Contracts(5)	$(97,537,660)	–
Net Change in Unrealized Appreciation/Depreciation
CPI/Interest Rate Swap Contracts(6)	$79,576,142	–
Futures Contracts(7)	$3,286,740	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(3)	$2,964,491,765	–
Credit Default Swap Contracts(3)	–	–	(9)
Futures Contracts(8)	7,986	–

	Short Duration Core Bond Fund
	Inflation Linked/ Interest Rate Contracts	Credit Contracts
Net Realized Gain (Loss)
CPI/Interest Rate Swap Contracts(4)	$135,177
Credit Default Swap Contracts(4)	–	$(1,336)
Futures Contracts(5)	$(3,824,304)	–
Net Change in Unrealized Appreciation/Depreciation
CPI/Interest Rate Swap Contracts(4)	$8,885	–
Credit Default Swap Contracts(6)	–	$(4,630)
Futures Contracts(7)	$208,052	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(3)	$1,436,817	–
Credit Default Swap Contracts(3)	–	$309,167
Futures Contracts(8)	310	–

Notes to Financial Statements (continued)

	Short Duration Income Fund
	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(4)	–	–	$(12,700,289)
Forward Foreign Currency Exchange Contracts(1)	–	$2,575,787	–
Futures Contracts(5)	$(1,176,013,053)	–	–
Net Change in Unrealized Appreciation/ Depreciation
CPI/Interest Rate Swap Contracts(6)	$1,925,119	–	–
Credit Default Swap Contracts(6)	–	–	$3,010,092
Forward Foreign Currency Exchange Contracts(2)	–	$(25,792,360)	–
Futures Contracts(7)	$25,694,092	–	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(3)	$122,708,460	–	–
Credit Default Swap Contracts(3)	–	–	$604,337,146
Forward Foreign Currency Exchange Contracts(3)	–	$112,528,147	–
Futures Contracts(8)	105,572	–	–

Notes to Financial Statements (continued)

		Total Return Fund
	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
CPI/Interest Rate Swap Contracts(4)	$1,738,207	–	–
Credit Default Swap Contracts(4)	–	–	$5,061,141
Forward Foreign Currency Exchange Contracts(1)	–	$3,806,191	–
Futures Contracts(5)	$(105,259,945)	–	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swap Contracts(4)	–	–	$(5,893,507)
Forward Foreign Currency Exchange Contracts(2)	–	$(1,767,023)	–
Futures Contracts(7)	$(9,131,285)	–	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(3)	$23,205,755	–	–
Credit Default Swap Contracts(3)	–	–	$114,697,753
Forward Foreign Currency Exchange Contracts(3)	–	$35,722,732	–
Futures Contracts(8)	5,587	–	–

Ultra Short Bond Fund
Inflation Linked/ Interest Rate Contracts
Net Realized Gain (Loss)
Futures Contracts(5)	$(1,572,964)
Net Change in Unrealized Appreciation/Depreciation
Futures Contracts(7)	$3,970,458
Average Number of Contracts/Notional Amounts*
Futures Contracts(8)	978

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended November 30, 2022.
(1)	Statements of Operations location: Net realized gain (loss) on forward foreign currency exchange contracts.
(2)	Statements of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(3)	Amount represents notional amounts in U.S. dollars.
(4)	Statements of Operations location: Net realized gain (loss) on swap contracts.
(5)	Statements of Operations location: Net realized gain (loss) on futures contracts.
(6)	Statements of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(7)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(8)	Amount represents number of contracts.
(9)	Contract less than $1.

Notes to Financial Statements (continued)

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statements of Assets and Liabilities, and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and the counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statements of Assets and Liabilities across transactions between the Funds and the applicable counterparty:

			Convertible Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$457,076	$–	$457,076
Repurchase Agreements	28,642,644	–	28,642,644
Total	$29,099,720	$–	$29,099,720

	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Morgan Stanley	$428,661	$(3,115)	$(370,000)	$–	$55,546
State Street Bank and Trust	28,415	(28,415)	–	–	–
Fixed Income Clearing Corp.	28,642,644	–	–	(28,642,644)	–
Total	$29,099,720	$(31,530)	$(370,000)	$(28,642,644)	$55,546

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$1,541,906	$–	$1,541,906
Total	$1,541,906	$–	$1,541,906

Notes to Financial Statements (continued)

	Convertible Fund
	Net Amount of Liabilities Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Morgan Stanley	$3,115	$(3,115)	$–	$–	$–
State Street Bank and Trust	304,079	(28,415)	(260,000)	–	15,664
Toronto Dominion Bank	1,234,712	–	–	–	1,234,712
Total	$1,541,906	$(31,530)	$(260,000)	$–	$1,250,376

		Core Fixed Income Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$31,876,663	$–	$31,876,663
Total	$31,876,663	$–	$31,876,663

	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$31,876,663	$–	$–	$31,876,663	$–
Total	$31,876,663	$–	$–	$31,876,663	$–

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$334,520	$–	$334,520
Total	$334,520	$–	$334,520

	Net Amount of Liabilities Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$86,198	$–	$–	$–	$86,198
Morgan Stanley	29,892	–	–	–	29,892
State Street Bank and Trust	218,430	–	–	–	218,430
Total	$334,520	$–	$–	$–	$334,520

Notes to Financial Statements (continued)

			Core Plus Bond Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$13,190	$–	$13,190
Repurchase Agreements	26,044,821	–	26,044,821
Total	$26,058,011	$–	$26,058,011

	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Securities Collateral Received	Net Amount
Morgan Stanley	$13,190	$(11,517)	$–	$–	$1,673
Fixed Income Clearing Corp.	26,044,821	–	–	(26,044,821)	–
Total	$26,058,011	$(11,517)	$–	$(26,044,821)	$1,673

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$120,299	$–	$120,299
Reverse Repurchase Agreements	5,062	–	5,062
Total	$125,361	$–	$125,361

	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Barclays Bank plc	$5,062	$–	$–	$(5,062)	$–
Bank of America	25,132	–	–	–	25,132
Morgan Stanley	11,517	(11,517)	–	–	–
State Street Bank and Trust	70,284	–	–	–	70,284
Toronto Dominion Bank	13,366	–	–	–	13,366
Total	$125,361	$(11,517)	$–	$(5,062)	$108,782

Notes to Financial Statements (continued)

			Floating Rate Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$1,019,287	$–	$1,019,287
Total Return Swap Contracts	4,634,849	–	4,634,849
Repurchase Agreements	646,487,573	–	646,487,573
Total	$652,141,709	$–	$652,141,709

	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Barclays Bank plc	$501,644,137	$–	$–	$(499,999,240)	$1,644,897
Morgan Stanley	3,936,839	–	(1,670,000)	–	2,266,839
Standard Chartered Bank	72,400	–	–	–	72,400
Fixed Income Clearing Corp.	146,488,333	–	–	(146,488,333)	–
Total	$652,141,709	$–	$(1,670,000)	$(646,487,573)	$3,984,136

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contract	$1,964,427	$–	$1,964,427
Total	$1,964,427	$–	$1,964,427

	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Pledged	Securities Collateral Pledged	Net Amount(c)
State Street Bank and Trust	$1,964,427	$–	(1,600,000)	$–	$364,427
Total	$1,964,427	$–	(1,600,000)	$–	$364,427

Notes to Financial Statements (continued)

			High Yield Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$1,931,045	$–	$1,931,045
Repurchase Agreements	1,614,140	–	1,614,140
Total	$3,545,185	$–	$3,545,185

	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Bank of America	$211,997	$(27,474)	$–	$–	$184,523
Goldman Sachs	23,491	–	–	–	23,491
Morgan Stanley	1,623,951	(1,623,951)	–	–	–
State Street Bank and Trust	71,606	(71,606)	–	–	–
Fixed Income Clearing Corp.	1,614,140	–	–	(1,614,140)	–
Total	$3,545,185	$(1,723,031)	$–	$(1,614,140)	$208,114

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$7,257,851	$–	$7,257,851
Total	$7,257,851	$–	$7,257,851

	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$27,474	$(27,474)	$–	$–	$–
Morgan Stanley	2,702,020	(1,623,951)	(700,000)	–	378,069
State Street Bank and Trust	4,400,445	(71,606)	(3,550,000)	–	778,839
Toronto Dominion Bank	127,912	–	–	–	127,912
Total	$7,257,851	$(1,723,031)	$(4,250,000)	$–	$1,284,820

Notes to Financial Statements (continued)

			Income Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$13,005,605	$–	$13,005,605
Total	$13,005,605	$–	$13,005,605

	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Barclays Bank plc	$9,999,450	$–	$–	$(9,999,450)	$–
Fixed Income Clearing Corp.	3,006,155	–	–	(3,006,155)	–
Total	$13,005,605	$–	$–	$(13,005,605)	$–

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$255,355	$–	$255,355
Reverse Repurchase Agreements	54,837	–	54,837
Total	$310,192	$–	$310,192

	Net Amount of Liabilities Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Barclays Bank plc	$54,837	$–	$–	$(54,837)	$–
Toronto Dominion Bank	255,355	–	(255,355)	–	–
Total	$310,192	$–	$(255,355)	$(54,837)	$–

Notes to Financial Statements (continued)

		Inflation Focused Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Consumer Price Index (“CPI”) Swaps	$61,414,050	$–	$61,414,050
Repurchase Agreements	23,479,283	–	23,479,283
Total	$84,893,333	$–	$84,893,333

	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Bank of America	$26,806,017	$(4,196,642)	$(4,880,000)	$(15,952,246)	$1,777,129
Barclays Bank plc	30,178,942	(4,405,601)	(11,525,000)	(13,259,684)	988,657
Deutsche Bank AG	2,782,605	(2,782,605)	–	–	–
Goldman Sachs	10,646,307	(5,110,799)	(4,540,000)	–	995,508
J.P. Morgan	3,999,869	(1,343,025)	(2,350,000)	–	306,844
Fixed Income Clearing Corp.	10,479,593	–	–	(10,479,593)	–
Total	$84,893,333	$(17,838,672)	$(23,295,000)	$(39,691,523)	$4,068,138

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Consumer Price Index (“CPI”) Swaps	$27,367,050	$–	$27,367,050
Reverse Repurchase Agreements	43,870	–	43,870
Total	$27,410,920	$–	$27,410,920

	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$4,196,642	(4,196,642)	$–	$–	$–
Barclays Bank plc	4,449,471	(4,405,601)	–	(43,870)	–
Credit Suisse	550,114	–	(510,000)	–	40,114
Deutsche Bank AG	11,760,869	(2,782,605)	(8,978,264)	–	–
Goldman Sachs	5,110,799	(5,110,799)	–	–	–
J.P. Morgan	1,343,025	(1,343,025)	–	–	–
Total	$27,410,920	$(17,838,672)	$(9,488,264)	$(43,870)	$40,114

Notes to Financial Statements (continued)

		Short Duration Core Bond Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$7,058,423	$–	$7,058,423
Total	$7,058,423	$–	$7,058,423

	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Barclays Bank plc	$5,999,670	$–	$–	$(5,999,670)	$–
Fixed Income Clearing Corp.	1,058,753	–	–	(1,058,753)	–
Total	$7,058,423	$–	$–	$(7,058,423)	$–

		Short Duration Income Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$790,003,228	$–	$790,003,228
Total	$790,003,228	$–	$790,003,228

	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Barclays Bank plc	$599,999,570	$–	$–	$(599,999,570)	$–
Fixed Income Clearing Corp.	190,003,658	–	–	(190,003,658)	–
Total	$790,003,228	$–	$–	$(790,003,228)	$–

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Credit Default Swap Contracts	$6,276,225	$–	$6,276,225
Forward Foreign Currency Exchange Contracts	28,983,246	–	7,510,338
Reverse Repurchase Agreements	2,061,390	–	2,061,390
Total	$37,320,861	$–	$37,320,861

Notes to Financial Statements (continued)

			Short Duration Income Fund
	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(c)	Net Amount(c)
Barclays Bank plc	$2,061,390	$–	–	$(2,061,390)	$–
Citibank	3,350,846	–	(2,971,128)	–	379,718
Morgan Stanley	2,925,379	–	(2,840,000)	–	85,379
State Street Bank and Trust	12,298,494	–	(11,190,000)	–	1,108,494
Toronto Dominion Bank	16,684,752	–	(15,050,000)	–	1,634,752
Total	$37,320,861	$–	$(32,051,128)	$(2,061,390)	$3,208,343

			Total Return Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$92,295	$–	$92,295
Repurchase Agreements	27,802,430	–	27,802,430
Total	$27,894,725	$–	$27,894,725

	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Bank of America	$92,295	$(92,295)	$–	$–	$–
Fixed Income Clearing Corp.	27,802,430	–	–	(27,802,430)	–
Total	$27,894,725	$(92,295)	$–	$(27,802,430)	$–

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$942,987	$–	$942,987
Reverse Repurchase Agreements	75,084	–	75,084
Total	$1,018,071	$–	$1,018,071

Notes to Financial Statements (continued)

	Total Return Fund
	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$118,153	$(92,295)	$–	$–	$25,858
Barclays Bank plc	75,084	–	–	(75,084)	–
Morgan Stanley	43,769	–	–	–	43,769
State Street Bank and Trust	389,976	–	(360,000)	–	29,976
Toronto Dominion Bank	391,089	–	(230,000)	–	161,089
Total	$1,018,071	$(92,295)	$(590,000)	$(75,084)	$260,692

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of November 30, 2022.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of November 30, 2022.

8.	TRUSTEES’ REMUNERATION

The Trust’s officers and one Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees may elect to defer receipt of a portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	LINE OF CREDIT

For the period ended August 3, 2022, the Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.275 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds entered into a Syndicated Facility with various lenders for $1.625 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended August 3, 2022, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million

Notes to Financial Statements (continued)

uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds are party to an additional uncommitted line of credit facility with SSB for $330 million. Under the Bilateral Facility, the Participating Funds are subject to borrowing limits of one-third of fund net assets (if net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the fiscal year ended November 30, 2022, High Yield Fund utilized the Bilateral Facility multiple days for the period December 9, 2021 through August 23, 2022 with an average borrowing of $19,114,370; the average interest rate during the period was 1.33% and total interest paid amounted to $1,049.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended November 30, 2022, the following Funds participated as a lender in the Interfund Lending Program. For the period which the loan was outstanding, the average amount loaned, interest rate and interest income were as follows:

Fund	Average Amount Loaned	Average Interest Rate	Interest Income*
Convertible Fund	$28,384,382	0.545%	$ 424
Core Fixed Income Fund	14,402,566	1.320%	472
Core Plus Bond Fund	16,957,553	2.095%	973
Floating Rate Fund	22,588,097	0.855%	3,517
High Yield Fund	9,606,408	2.095%	2,206
Income Fund	22,698,104	2.403%	6,390
Inflation Focused Fund	25,618,710	0.608%	861
Short Duration Income Fund	36,297,289	0.801%	2,496
Total Return Fund	27,291,763	1.704%	5,525
Ultra Short Bond Fund	30,082,509	0.931%	2,287

*	Statements of Operations location: Interest earned from Interfund Lending.

For the fiscal year ended November 30, 2022, the following Funds participated as a borrower in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount borrowed, interest rate and interest expense were as follows:

Fund	Average Amount Borrowed	Average Interest Rate	Interest Expense*
Convertible Fund	$22,689,912	1.785%	$ 6,047
High Yield Fund	42,705,528	1.053%	39,448

*	Statements of Operations location: Interest paid from Interfund Lending.

Notes to Financial Statements (continued)

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

All Funds, except for Inflation Focused Fund, have established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Funds’ securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on each Fund’s Statement of Operations

The initial collateral received by the Funds is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Funds will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Funds continue to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of November 30. 2022, the market value of securities loaned and collateral received for the Funds were as follows:

Funds	Market Value of Securities Loaned	Collateral Received(1)
Floating Rate Fund	$63,696,914	$65,112,026
High Yield Fund	4,938,464	4,788,593

(1)	Statements of Assets and Liabilities location: Payable for collateral due to broker for securities lending.

14.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with investing in fixed income securities and to the changing prospects of individual companies and/or sectors in which the Funds invest. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline, when interest rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to a Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which one or more of the Funds may invest. Some issuers, particularly of high-yield bonds may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default may result in losses to each Fund. High-yield bonds are subject to greater price fluctuations and increase liquidity risk as well as additional risks.

Notes to Financial Statements (continued)

Certain instruments in which the Funds may invest may rely in some fashion upon LIBOR. On March 5, 2021 the United Kingdom Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and the remaining U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Abandonment of or modification to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty and market instability.

Because the Ultra Short Bond Fund invests a significant portion of its assets in securities issued by companies in the financial services industry, developments affecting this industry may have a disproportionate impact on the Fund. Interest rate risk, credit risk and the risk of regulatory changes in the financial services industry, among other risks, may have negative effects on companies in the financial services industry.

Convertible Fund, High Yield Fund, Income Fund, Inflation Focused Fund and Short Duration Income Fund are subject to the general risks and considerations associated with investing in convertible securities which have both equity and fixed income risk characteristics including market, credit, liquidity and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. In addition, the values of equity holdings will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of the individual companies and/or sectors in which the Funds invests.

Each Fund’s investment exposure to foreign (which may include emerging markets) companies presents increased market, liquidity, currency, political, information and other risks. The cost of a Fund’s potential use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing.

Each Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Funds’ returns since the Funds may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether a Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If a Fund incorrectly forecasts these and other factors, its performance could suffer. A Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

The Funds are subject to the risks of investing in credit default swap contracts. The risks associated with the Funds’ investment in credit default swaps are greater than if the Funds invested directly in the reference obligation because they are subject to liquidity risk, counterparty risk, and credit risk at both the counterparty and underlying issuer levels in addition to the risks associated with investing in derivatives discussed above.

Notes to Financial Statements (continued)

Each Fund’s exposure to inflation-linked investments, such as Treasury Inflation Protected Securities, may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

The Funds are subject to the risks of investing in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which Core Fixed Income Fund, Core Plus Bond Fund, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Income Fund and Total Return Fund may invest may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high- yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. In addition, Floating Rate Fund may invest up to 20% of its total assets in senior loans that are not secured by any specific collateral.

Each Fund is subject to the risk of investing in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation.

Convertible Fund, Core Fixed Income Fund, Core Plus Bond Fund, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Core Bond Fund, Short Duration Income Fund and Total Return Fund are subject to the risks of investing in asset backed securities and mortgage related securities, including those of such Government sponsored enterprises as Fannie Mae and Freddie Mac. In addition, these Funds may invest in non-agency backed and mortgage related securities, which are issued by the private institutions, not by the government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive a Fund of income payments above current markets rates. The prepayment rate also will affect the price and volatility of a mortgage-related security. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, not by the U.S. Government.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of each Fund’s investments. Market disruptions can also prevent the Funds from implementing their investment strategies and achieving their investment objectives.

Notes to Financial Statements (continued)

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has, and could again negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The COVID-19 pandemic and its effects may last for an extended period of time. Although the economic fallout of COVID-19 is difficult to predict, it has contributed to and is likely to continue to contribute to, market volatility, inflation and systemic economic weakness. The foregoing could disrupt the operations of each Fund and its service providers, adversely affect the value and liquidity of each Fund’s investments, and negatively impact each Fund’s performance and your investment in each Fund.

These factors, and others, can affect each Fund’s performance.

Notes to Financial Statements (continued)

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Convertible Fund	Year Ended November 30, 2022		Year Ended November 30, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,320,541	$47,247,598	8,838,225	$174,295,397
Converted from Class C*	347,639	4,947,357	179,706	3,508,875
Reinvestment of distributions	3,378,312	53,195,057	2,199,871	41,969,365
Shares reacquired	(9,020,187)	(127,903,328)	(6,372,913)	(123,833,622)
Increase (decrease)	(1,973,695)	$(22,513,316)	4,844,889	$95,940,015

Class C Shares
Shares sold	674,141	$9,327,118	1,536,045	$30,072,046
Reinvestment of distributions	636,311	9,937,068	428,793	8,107,902
Shares reacquired	(1,740,227)	(24,006,878)	(799,750)	(15,376,218)
Converted to Class A*	(351,882)	(4,947,357)	(181,419)	(3,508,875)
Increase (decrease)	(781,657)	$(9,690,049)	983,669	$19,294,855

Class F Shares
Shares sold	13,820,522	$196,159,598	33,266,945	$654,630,937
Reinvestment of distributions	6,405,541	101,491,359	4,299,466	82,067,054
Shares reacquired	(51,200,001)	(730,959,444)	(26,245,504)	(506,913,516)
Increase (decrease)	(30,973,938)	$(433,308,487)	11,320,907	$229,784,475

Class F3 Shares
Shares sold	359,365	$5,258,844	1,388,249	$27,728,724
Reinvestment of distributions	351,230	5,597,825	197,011	3,794,157
Shares reacquired	(1,134,115)	(16,737,049)	(768,561)	(15,114,984)
Increase (decrease)	(423,520)	$(5,880,380)	816,699	$16,407,897

Class I Shares
Shares sold	49,775,855	$674,840,083	11,382,641	$225,843,658
Reinvestment of distributions	2,697,058	42,082,968	2,309,299	44,400,039
Shares reacquired	(27,649,623)	(376,150,751)	(16,796,426)	(333,882,554)
Increase (decrease)	24,823,290	$340,772,300	(3,104,486)	$(63,638,857)

Class P Shares
Shares sold	2,774	$41,444	377	$7,658
Reinvestment of distributions	420	6,769	550	10,698
Shares reacquired	(2,661)	(39,857)	(2,255)	(44,572)
Increase (decrease)	533	$8,356	(1,328)	$(26,216)

Class R2 Shares
Shares sold	284	$3,747	6,032	$123,949
Reinvestment of distributions	882	14,226	342	6,653
Shares reacquired	(65)	(1,136)	(3,808)	(76,082)
Increase	1,101	$16,837	2,566	$54,520

Notes to Financial Statements (continued)

Convertible Fund	Year Ended November 30, 2022		Year Ended November 30, 2021
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	165,205	$2,354,762	779,583	$15,197,322
Reinvestment of distributions	362,290	5,675,187	199,477	3,781,842
Shares reacquired	(806,358)	(11,276,191)	(311,040)	(5,997,654)
Increase (decrease)	(278,863)	$(3,246,242)	668,020	$12,981,510

Class R4 Shares
Shares sold	14,500	$189,457	28,885	$572,114
Reinvestment of distributions	9,242	145,517	3,268	62,354
Shares reacquired	(23,312)	(299,872)	(4,771)	(92,330)
Increase	430	$35,102	27,382	$542,138

Class R5 Shares
Shares sold	32,340	$441,471	51,606	$1,045,670
Reinvestment of distributions	19,447	307,889	10,838	208,290
Shares reacquired	(26,392)	(375,987)	(27,808)	(547,421)
Increase	25,395	$373,373	34,636	$706,539

Class R6 Shares
Shares sold	97,757	$1,480,653	972,726	$18,901,996
Reinvestment of distributions	188,091	2,991,058	26,608	513,023
Shares reacquired	(156,870)	(2,230,537)	(132,324)	(2,585,675)
Increase	128,978	$2,241,174	867,010	$16,829,344

Core Fixed Income Fund	Year Ended November 30, 2022		Year Ended November 30, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	7,648,374	$75,882,370	10,665,974	$119,543,565
Converted from Class C*	335,470	3,288,669	287,008	3,193,063
Reinvestment of distributions	1,624,232	16,235,835	2,630,926	29,652,806
Shares reacquired	(16,675,809)	(166,825,814)	(13,453,573)	(150,363,645)
Increase (decrease)	(7,067,733)	$(71,418,940)	130,335	$2,025,789

Class C Shares
Shares sold	546,723	$5,319,422	284,612	$3,186,373
Reinvestment of distributions	55,551	554,256	159,704	1,795,351
Shares reacquired	(860,927)	(8,689,309)	(1,784,781)	(19,868,439)
Converted to Class A*	(336,981)	(3,288,669)	(288,309)	(3,193,063)
Decrease	(595,634)	$(6,104,300)	(1,628,774)	$(18,079,778)

Class F Shares
Shares sold	5,431,605	$55,828,643	14,669,082	$164,190,485
Reinvestment of distributions	541,591	5,587,000	1,464,189	16,497,583
Shares reacquired	(27,957,750)	(283,679,345)	(17,222,136)	(192,470,581)
Decrease	(21,984,554)	$(222,263,702)	(1,088,865)	$(11,782,513)

Notes to Financial Statements (continued)

Core Fixed Income Fund	Year Ended November 30, 2022		Year Ended November 30, 2021
Class F3 Shares	Shares	Amount	Shares	Amount
Shares sold	9,055,906	$90,468,747	12,251,293	$137,126,446
Reinvestment of distributions	1,304,325	13,021,600	1,724,729	19,423,083
Shares reacquired	(11,238,255)	(112,500,431)	(8,464,176)	(94,571,925)
Increase (decrease)	(878,024)	$(9,010,084)	5,511,846	$61,977,604

Class I Shares
Shares sold	89,078,605	$854,619,064	11,746,634	$131,695,079
Reinvestment of distributions	2,497,857	24,407,212	2,072,253	23,322,632
Shares reacquired	(14,694,486)	(141,477,363)	(8,046,444)	(90,183,328)
Increase	76,881,976	$737,548,913	5,772,443	$64,834,383

Class R2 Shares
Shares sold	5,986	$61,235	55,527	$615,962
Reinvestment of distributions	1,189	12,063	1,687	18,999
Shares reacquired	(44,068)	(475,899)	(19,011)	(214,646)
Increase (decrease)	(36,893)	$(402,601)	38,203	$420,315

Class R3 Shares
Shares sold	65,126	$658,614	163,907	$1,835,402
Reinvestment of distributions	19,403	194,748	41,266	465,460
Shares reacquired	(283,192)	(2,896,469)	(354,883)	(3,986,728)
Decrease	(198,663)	$(2,043,107)	(149,710)	$(1,685,866)

Class R4 Shares
Shares sold	183,925	$1,823,973	357,824	$4,005,894
Reinvestment of distributions	22,104	220,929	35,045	394,933
Shares reacquired	(295,359)	(2,980,738)	(361,883)	(4,055,408)
Increase (decrease)	(89,330)	$(935,836)	30,986	$345,419

Class R5 Shares
Shares sold	81,507	$811,749	50,934	$570,141
Reinvestment of distributions	5,310	52,411	4,451	50,110
Shares reacquired	(25,600)	(253,843)	(15,899)	(176,795)
Increase	61,217	$610,317	39,486	$443,456

Class R6 Shares
Shares sold	1,273,264	$13,120,862	363,171	$4,102,278
Reinvestment of distributions	111,919	1,106,516	137,142	1,543,770
Shares reacquired	(252,669)	(2,511,020)	(588,254)	(6,565,330)
Increase (decrease)	1,132,514	$11,716,358	(87,941)	$(919,282)

Core Plus Bond Fund	Year Ended November 30, 2022		Year Ended November 30, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	6,319,444	$85,242,836	2,435,277	$37,776,792
Converted from Class C*	13,113	184,035	7,545	117,283
Reinvestment of distributions	204,159	2,767,652	158,997	2,467,236
Shares reacquired	(4,291,916)	(57,862,160)	(1,314,450)	(20,325,939)
Increase	2,244,800	$30,332,363	1,287,369	$20,035,372

Notes to Financial Statements (continued)

Core Plus Bond Fund	Year Ended November 30, 2022		Year Ended November 30, 2021
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	183,215	$2,461,537	104,867	$1,627,599
Reinvestment of distributions	9,616	130,960	11,655	181,111
Shares reacquired	(122,652)	(1,731,862)	(118,627)	(1,836,400)
Converted to Class A*	(13,110)	(184,035)	(7,542)	(117,283)
Increase (decrease)	57,069	$676,600	(9,647)	$(144,973)

Class F Shares
Shares sold	11,286,814	$157,775,120	13,276,593	$205,351,399
Reinvestment of distributions	442,365	6,142,420	466,841	7,238,315
Shares reacquired	(20,925,406)	(289,537,215)	(7,367,686)	(113,798,937)
Increase (decrease)	(9,196,227)	$(125,619,675)	6,375,748	$98,790,777

Class F3 Shares
Shares sold	2,631,256	$35,906,730	1,958,120	$30,308,730
Reinvestment of distributions	96,212	1,305,130	38,049	589,463
Shares reacquired	(1,306,828)	(18,083,092)	(291,018)	(4,500,910)
Increase	1,420,640	$19,128,768	1,705,151	$26,397,283

Class I Shares
Shares sold	42,933,029	$567,820,945	913,824	$14,211,992
Reinvestment of distributions	471,192	6,158,900	70,406	1,093,569
Shares reacquired	(12,283,104)	(161,399,289)	(2,347,116)	(36,000,612)
Increase (decrease)	31,121,117	$412,580,556	(1,362,886)	$(20,695,051)

Class R3 Shares
Shares sold	1,692	$23,111	2,450	$38,177
Reinvestment of distributions	350	4,768	320	4,960
Shares reacquired	(316)	(4,321)	(275)	(4,287)
Increase	1,726	$23,558	2,495	$38,850

Class R4 Shares
Shares sold	10,807	$146,191	7,137	$111,188
Reinvestment of distributions	755	10,365	724	11,234
Shares reacquired	(13,313)	(182,077)	(83)	(1,267)
Increase (decrease)	(1,751)	$(25,521)	7,778	$121,155

Class R5 Shares
Shares sold	61	$924	–	$–
Reinvestment of distributions	2	27	–	1
Shares reacquired	(2)	(31)	–	(3)
Increase (decrease)	61	$920	–	$(2)

Class R6 Shares
Shares sold	231,711	$3,229,003	14,501	$225,069
Reinvestment of distributions	7,582	101,117	2,620	40,652
Shares reacquired	(45,720)	(624,186)	(6,318)	(97,441)
Increase	193,573	$2,705,934	10,803	$168,280

Notes to Financial Statements (continued)

Corporate Bond Fund	Year Ended November 30, 2022		Year Ended November 30, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	32,558	$278,839	185,094	$1,941,844
Converted from Class C*	876	7,230	2,068	21,027
Reinvestment of distributions	10,463	98,495	10,917	114,257
Shares reacquired	(104,977)	(1,006,564)	(153,091)	(1,578,569)
Increase (decrease)	(61,080)	$(622,000)	44,988	$498,559

Class C Shares
Shares sold	85,291	$698,170	16,108	$170,018
Reinvestment of distributions	2,286	21,410	2,930	30,722
Shares reacquired	(14,126)	(130,732)	(37,707)	(393,432)
Converted to Class A*	(876)	(7,230)	(2,068)	(21,027)
Increase (decrease)	72,575	$581,618	(20,737)	$(213,719)

Class F Shares
Shares sold	44,251	$420,843	109,682	$1,142,316
Reinvestment of distributions	12,336	117,770	11,948	125,320
Shares reacquired	(361,828)	(3,545,742)	(43,427)	(455,067)
Increase (decrease)	(305,241)	$(3,007,129)	78,203	$812,569

Class F3 Shares
Shares reacquired	(4,812)	(50,000)	–	–
Decrease	(4,812)	$(50,000)	–	$–

Class I Shares
Shares sold	503	$4,369	1,403	$14,840
Reinvestment of distributions	710	6,561	647	6,771
Shares reacquired	(3,432)	(31,659)	(494)	(5,173)
Increase (decrease)	(2,219)	$(20,729)	1,556	$16,438

Class R2 Shares
Shares sold	6	$53	5	$56
Reinvestment of distributions	–	4	–	–
Shares reacquired	–	(1)	–	(1)
Increase	6	$56	5	$55

Class R3 Shares
Shares sold	4,289	$37,774	1,070	$11,108
Reinvestment of distributions	272	2,458	131	1,375
Shares reacquired	(582)	(4,840)	(7)	(74)
Increase	3,979	$35,392	1,194	$12,409

Class R5 Shares
Shares sold	152	$1,503	–	–
Reinvestment of distributions	–	4	–	–
Shares reacquired	(152)	(1,448)	–	–
Increase	–	$59	–	$–

Notes to Financial Statements (continued)

Corporate Bond Fund	Year Ended November 30, 2022		Year Ended November 30, 2021
Class R6 Shares	Shares	Amount	Shares	Amount
Shares sold	480	$4,259	595	$6,173
Reinvestment of distributions	191	1,757	135	1,412
Shares reacquired	(4,834)	(50,189)	(16)	(167)
Increase (decrease)	(4,163)	$(44,173)	714	$7,418

Floating Rate Fund	Year Ended November 30, 2022		Year Ended November 30, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	94,525,709	$778,405,599	70,847,868	$594,915,418
Converted from Class C*	7,526,434	61,169,786	9,767,096	82,006,518
Reinvestment of distributions	9,905,887	79,634,564	7,345,121	61,637,264
Shares reacquired	(110,101,330)	(891,871,334)	(69,588,714)	(582,705,688)
Increase	1,856,700	$27,338,615	18,371,371	$155,853,512

Class C Shares
Shares sold	16,946,021	$139,948,636	10,967,468	$92,170,716
Reinvestment of distributions	2,131,330	17,140,316	1,925,648	16,160,520
Shares reacquired	(15,360,831)	(124,247,909)	(18,638,211)	(156,235,798)
Converted to Class A*	(7,519,806)	(61,169,786)	(9,758,678)	(82,006,518)
Decrease	(3,803,286)	$(28,328,743)	(15,503,773)	$(129,911,080)

Class F Shares
Shares sold	223,099,706	$1,853,820,570	210,990,966	$1,769,590,962
Reinvestment of distributions	9,226,633	74,744,905	9,078,458	76,117,529
Shares reacquired	(480,709,494)	(3,931,866,774)	(133,896,233)	(1,120,582,117)
Increase (decrease)	(248,383,155)	$(2,003,301,299)	86,173,191	$725,126,374

Class F3 Shares
Shares sold	18,937,737	$156,939,617	8,474,462	$71,297,602
Reinvestment of distributions	1,200,025	9,641,078	540,485	4,542,901
Shares reacquired	(14,011,424)	(112,670,636)	(3,688,320)	(30,961,663)
Increase	6,126,338	$53,910,059	5,326,627	$44,878,840

Class I Shares
Shares sold	606,334,430	$4,988,180,905	69,936,987	$587,730,859
Reinvestment of distributions	14,338,287	114,879,226	4,496,344	37,751,554
Shares reacquired	(381,811,809)	(3,079,125,145)	(43,284,598)	(362,661,196)
Increase	238,860,908	$2,023,934,986	31,148,733	$262,821,217

Class R2 Shares
Shares sold	25,158	$206,172	40,586	$340,594
Reinvestment of distributions	5,436	43,684	3,957	33,225
Shares reacquired	(8,214)	(65,996)	(54,436)	(456,761)
Increase (decrease)	22,380	$183,860	(9,893)	$(82,942)

Notes to Financial Statements (continued)

Floating Rate Fund	Year Ended November 30, 2022		Year Ended November 30, 2021
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	6,095,753	$50,054,168	1,667,118	$14,008,818
Reinvestment of distributions	389,365	3,118,181	198,695	1,667,940
Shares reacquired	(2,942,038)	(23,586,626)	(964,814)	(8,087,543)
Increase	3,543,080	$29,585,723	900,999	$7,589,215

Class R4 Shares
Shares sold	172,529	$1,434,239	82,782	$695,249
Reinvestment of distributions	9,318	75,092	8,967	75,220
Shares reacquired	(280,786)	(2,279,710)	(131,823)	(1,107,228)
Decrease	(98,939)	$(770,379)	(40,074)	$(336,759)

Class R5 Shares
Shares sold	168,199	$1,388,342	398,189	$3,349,757
Reinvestment of distributions	13,630	110,026	16,238	136,348
Shares reacquired	(268,056)	(2,201,364)	(671,012)	(5,639,854)
Decrease	(86,227)	$(702,996)	(256,585)	$(2,153,749)

Class R6 Shares
Shares sold	1,575,475	$12,926,315	2,160,379	$18,127,016
Reinvestment of distributions	478,628	3,859,179	519,585	4,363,259
Shares reacquired	(4,385,292)	(35,813,935)	(6,436,240)	(54,028,809)
Decrease	(2,331,189)	$(19,028,441)	(3,756,276)	$(31,538,534)

High Yield Fund	Year Ended November 30, 2022		Year Ended November 30, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	39,440,803	$260,445,358	35,201,499	$264,367,952
Converted from Class C*	3,045,887	20,119,410	1,910,817	14,337,393
Reinvestment of distributions	7,218,196	47,786,513	6,688,340	50,255,598
Shares reacquired	(67,407,335)	(444,498,861)	(52,446,667)	(393,724,754)
Decrease	(17,702,449)	$(116,147,580)	(8,646,011)	$(64,763,811)

Class C Shares
Shares sold	2,030,320	$13,570,137	4,371,896	$32,702,170
Reinvestment of distributions	1,520,744	10,043,719	1,440,898	10,767,697
Shares reacquired	(8,499,740)	(56,287,796)	(8,428,793)	(62,988,463)
Converted to Class A*	(3,061,098)	(20,119,410)	(1,921,059)	(14,337,393)
Decrease	(8,009,774)	$(52,793,350)	(4,537,058)	$(33,855,989)

Class F Shares
Shares sold	56,823,712	$386,605,104	102,461,925	$768,750,074
Reinvestment of distributions	10,597,812	71,936,934	13,344,832	100,148,223
Shares reacquired	(295,526,821)	(1,961,441,232)	(101,478,230)	(761,015,489)
Increase (decrease)	(228,105,297)	$(1,502,899,194)	14,328,527	$107,882,808

Notes to Financial Statements (continued)

High Yield Fund	Year Ended November 30, 2022		Year Ended November 30, 2021
Class F3 Shares	Shares	Amount	Shares	Amount
Shares sold	16,179,231	$109,046,931	32,270,266	$243,319,676
Reinvestment of distributions	5,519,954	36,722,323	8,848,265	66,625,138
Shares reacquired	(30,890,134)	(209,533,180)	(212,661,038)	(1,602,908,012)
Decrease	(9,190,949)	$(63,763,926)	(171,542,507)	$(1,292,963,198)

Class I Shares
Shares sold	278,827,578	$1,852,879,716	76,491,846	$576,745,229
Reinvestment of distributions	14,236,856	94,205,619	10,963,627	82,753,464
Shares reacquired	(247,331,271)	(1,645,980,484)	(78,476,325)	(591,873,491)
Increase	45,733,163	$301,104,851	8,979,148	$67,625,202

Class P Shares
Shares sold	168	$1,221	419	$3,205
Reinvestment of distributions	129	928	277	2,108
Shares reacquired	(6,107)	(41,708)	(2,165)	(16,322)
Decrease	(5,810)	$(39,559)	(1,469)	$(11,009)

Class R2 Shares
Shares sold	189,604	$1,256,868	369,227	$2,787,025
Reinvestment of distributions	40,826	271,789	33,329	251,851
Shares reacquired	(325,361)	(2,187,907)	(455,104)	(3,428,803)
Decrease	(94,931)	$(659,250)	(52,548)	$(389,927)

Class R3 Shares
Shares sold	2,577,736	$18,263,802	3,060,729	$23,151,999
Reinvestment of distributions	817,828	5,452,301	672,087	5,076,622
Shares reacquired	(4,838,182)	(32,376,889)	(4,139,075)	(31,227,579)
Decrease	(1,442,618)	$(8,660,786)	(406,259)	$(2,998,958)

Class R4 Shares
Shares sold	3,179,168	$21,434,373	4,403,524	$33,058,825
Reinvestment of distributions	511,880	3,387,723	499,146	3,748,665
Shares reacquired	(4,406,344)	(29,826,596)	(7,389,802)	(55,482,815)
Decrease	(715,296)	$(5,004,500)	(2,487,132)	$(18,675,325)

Class R5 Shares
Shares sold	5,542,118	$37,229,844	7,540,132	$57,015,450
Reinvestment of distributions	2,051,835	13,617,167	1,627,911	12,281,825
Shares reacquired	(9,180,667)	(61,136,182)	(8,243,811)	(61,884,881)
Increase (decrease)	(1,586,714)	$(10,289,171)	924,232	$7,412,394

Class R6 Shares
Shares sold	26,766,823	$177,366,559	29,333,655	$221,706,022
Reinvestment of distributions	5,059,481	33,614,822	4,214,333	31,816,393
Shares reacquired	(32,324,269)	(220,592,034)	(27,338,088)	(206,408,207)
Increase (decrease)	(497,965)	$(9,610,653)	6,209,900	$47,114,208

Notes to Financial Statements (continued)

Income Fund	Year Ended November 30, 2022		Year Ended November 30, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	62,162,447	$163,171,323	74,924,736	$224,544,836
Converted from Class C*	3,609,063	9,151,023	4,685,702	14,024,020
Reinvestment of distributions	21,383,847	57,306,353	11,700,147	35,049,259
Shares reacquired	(110,986,380)	(288,024,471)	(73,278,649)	(219,290,688)
Increase (decrease)	(23,831,023)	$(58,395,772)	18,031,936	$54,327,427

Class C Shares
Shares sold	2,384,413	$6,078,219	3,308,724	$9,972,263
Reinvestment of distributions	1,134,455	3,094,483	715,722	2,152,260
Shares reacquired	(8,246,114)	(21,591,947)	(7,986,625)	(24,006,282)
Converted to Class A*	(3,593,962)	(9,151,023)	(4,670,096)	(14,024,020)
Decrease	(8,321,208)	$(21,570,268)	(8,632,275)	$(25,905,779)

Class F Shares
Shares sold	22,785,665	$61,854,861	66,348,099	$198,816,209
Reinvestment of distributions	6,068,003	16,901,651	5,184,030	15,532,153
Shares reacquired	(173,225,894)	(468,252,316)	(70,222,604)	(210,223,140)
Increase (decrease)	(144,372,226)	$(389,495,804)	1,309,525	$4,125,222

Class F3 Shares
Shares sold	120,809,572	$322,249,738	129,476,964	$387,986,205
Reinvestment of distributions	20,213,329	53,886,517	9,079,711	27,200,930
Shares reacquired	(117,293,655)	(302,914,934)	(48,906,705)	(146,409,637)
Increase	23,729,246	$73,221,321	89,649,970	$268,777,498

Class I Shares
Shares sold	209,085,480	$550,134,265	15,827,037	$47,567,746
Reinvestment of distributions	5,763,915	14,757,067	1,489,424	4,463,106
Shares reacquired	(81,771,323)	(207,493,671)	(23,676,325)	(70,381,845)
Increase (decrease)	133,078,072	$357,397,661	(6,359,864)	$(18,350,993)

Class R2 Shares
Shares sold	32,128	$88,739	112,921	$342,693
Reinvestment of distributions	22,698	61,333	12,166	36,716
Shares reacquired	(45,976)	(122,867)	(247,326)	(749,642)
Increase (decrease)	8,850	$27,205	(122,239)	$(370,233)

Class R3 Shares
Shares sold	3,074,544	$8,557,053	3,855,986	$11,589,654
Reinvestment of distributions	1,018,563	2,734,020	497,374	1,495,008
Shares reacquired	(3,391,650)	(8,825,962)	(3,129,824)	(9,416,813)
Increase	701,457	$2,465,111	1,223,536	$3,667,849

Class R4 Shares
Shares sold	1,520,949	$3,907,241	547,096	$1,640,557
Reinvestment of distributions	32,168	85,947	21,073	63,173
Shares reacquired	(566,383)	(1,448,474)	(2,121,048)	(6,317,159)
Increase (decrease)	986,734	$2,544,714	(1,552,879)	$(4,613,429)

Notes to Financial Statements (continued)

Income Fund	Year Ended November 30, 2022		Year Ended November 30, 2021
Class R5 Shares	Shares	Amount	Shares	Amount
Shares sold	439,432	$1,178,940	528,663	$1,580,637
Reinvestment of distributions	34,193	90,960	19,465	58,361
Shares reacquired	(1,935,157)	(4,976,467)	(612,910)	(1,829,498)
Decrease	(1,461,532)	$(3,706,567)	(64,782)	$(190,500)

Class R6 Shares
Shares sold	7,796,735	$20,226,217	6,544,355	$19,586,648
Reinvestment of distributions	594,866	1,588,835	318,842	955,030
Shares reacquired	(10,735,749)	(26,305,843)	(5,241,405)	(15,685,649)
Increase (decrease)	(2,344,148)	$(4,490,791)	1,621,792	$4,856,029

Inflation Focused Fund	Year Ended November 30, 2022		Year Ended November 30, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	22,009,688	$271,163,078	41,935,852	$511,771,404
Converted from Class C*	258,733	3,135,282	295,272	3,536,718
Reinvestment of distributions	1,432,330	17,289,484	525,102	6,415,395
Shares reacquired	(28,198,666)	(339,889,525)	(5,642,443)	(68,578,309)
Increase (decrease)	(4,497,915)	$(48,301,681)	37,113,783	$453,145,208

Class C Shares
Shares sold	3,747,601	$46,183,054	6,494,253	$79,716,782
Reinvestment of distributions	195,789	2,359,080	52,333	639,134
Shares reacquired	(3,048,228)	(36,376,882)	(381,482)	(4,625,581)
Converted to Class A*	(258,389)	(3,135,282)	(294,900)	(3,536,718)
Increase	636,773	$9,029,970	5,870,204	$72,193,617

Class F Shares
Shares sold	67,756,340	$838,867,342	146,237,476	$1,792,663,718
Reinvestment of distributions	2,442,648	29,939,325	1,492,080	18,318,334
Shares reacquired	(191,685,285)	(2,342,798,021)	(18,353,878)	(225,317,052)
Increase (decrease)	(121,486,297)	$(1,473,991,354)	129,375,678	$1,585,665,000

Class F3 Shares
Shares sold	23,296,467	$287,008,170	18,929,537	$233,059,102
Reinvestment of distributions	961,563	11,574,025	154,434	1,901,674
Shares reacquired	(16,826,750)	(201,317,101)	(817,208)	(10,001,550)
Increase	7,431,280	$97,265,094	18,266,763	$224,959,226

Class I Shares
Shares sold	174,660,252	$2,127,952,647	61,295,381	$751,761,704
Reinvestment of distributions	4,047,123	48,560,681	1,242,207	15,123,194
Shares reacquired	(132,788,305)	(1,587,370,932)	(9,885,382)	(120,346,454)
Increase	45,919,070	$589,142,396	52,652,206	$646,538,444

Notes to Financial Statements (continued)

Inflation Focused Fund	Year Ended November 30, 2022		Year Ended November 30, 2021
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	16,925	$204,829	110	$1,334
Reinvestment of distributions	251	2,968	48	577
Shares reacquired	(2,628)	(32,071)	(14,820)	(173,969)
Increase (decrease)	14,548	$175,726	(14,662)	$(172,058)

Class R3 Shares
Shares sold	11,924	$146,407	25,308	$307,456
Reinvestment of distributions	964	11,568	568	6,876
Shares reacquired	(5,526)	(66,975)	(13,465)	(164,364)
Increase	7,362	$91,000	12,411	$149,968

Class R4 Shares
Shares sold	29,188	$346,200	65,653	$794,102
Reinvestment of distributions	3,248	39,103	2,180	26,431
Shares reacquired	(50,448)	(607,982)	(55,837)	(676,881)
Increase (decrease)	(18,012)	$(222,679)	11,996	$143,652

Class R5 Shares
Shares sold	40,343	$491,893	13,642	$167,922
Reinvestment of distributions	856	10,222	257	3,124
Shares reacquired	(24,996)	(299,791)	(4,405)	(52,872)
Increase	16,203	$202,324	9,494	$118,174

Class R6 Shares
Shares sold	338,028	$4,126,622	461,544	$5,560,729
Reinvestment of distributions	27,006	326,394	27,273	330,070
Shares reacquired	(738,633)	(9,022,895)	(425,112)	(5,140,617)
Increase (decrease)	(373,599)	$(4,569,879)	63,705	$750,182

Short Duration Core Bond Fund	Year Ended November 30, 2022		Year Ended November 30, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	6,395,243	$59,445,122	3,777,149	$37,332,636
Converted from Class C*	8,679	79,080	12,660	124,444
Reinvestment of distributions	137,792	1,279,326	73,908	728,472
Shares reacquired	(6,457,288)	(59,720,479)	(2,266,963)	(22,386,471)
Increase	84,426	$1,083,049	1,596,754	$15,799,081

Class C Shares
Shares sold	466,051	$4,349,547	161,545	$1,595,182
Reinvestment of distributions	8,953	83,030	4,399	43,353
Shares reacquired	(390,899)	(3,644,705)	(179,232)	(1,768,687)
Converted to Class A*	(8,679)	(79,080)	(12,662)	(124,444)
Increase (decrease)	75,426	$708,792	(25,950)	$(254,596)

Notes to Financial Statements (continued)

Short Duration Core Bond Fund	Year Ended November 30, 2022		Year Ended November 30, 2021
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	3,627,701	$34,474,797	10,196,561	$100,685,925
Reinvestment of distributions	161,195	1,517,970	181,120	1,784,299
Shares reacquired	(12,377,499)	(116,115,585)	(8,082,328)	(79,731,097)
Increase (decrease)	(8,588,603)	$(80,122,818)	2,295,353	$22,739,127

Class F3 Shares
Shares sold	3,616,311	$33,376,004	50,505	$500,000
Reinvestment of distributions	37,695	345,144	903	8,893
Shares reacquired	(419,407)	(3,842,017)	–	–
Increase	3,234,599	$29,879,131	51,408	$508,893

Class I Shares
Shares sold	21,479,031	$203,967,439	2,826,490	$27,863,515
Reinvestment of distributions	323,371	3,002,962	25,102	246,972
Shares reacquired	(9,653,659)	(90,247,232)	(587,218)	(5,778,782)
Increase	12,148,743	$116,723,169	2,264,374	$22,331,705

Class R3 Shares
Shares sold	70,174	$654,719	1,907	$18,827
Reinvestment of distributions	1,050	9,657	76	751
Shares reacquired	(13,534)	(123,739)	(5,686)	(56,234)
Increase (decrease)	57,690	$540,637	(3,703)	$(36,656)

Class R6 Shares
Shares sold	17,221	$160,929	10,092	$99,232
Reinvestment of distributions	2,821	26,265	1,815	17,880
Shares reacquired	(17,212)	(162,501)	(5,389)	(53,305)
Increase	2,830	$24,693	6,518	$63,807

Short Duration Income Fund	Year Ended November 30, 2022		Year Ended November 30, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	490,607,745	$1,963,200,375	957,059,326	$4,022,410,417
Converted from Class C*	66,839,961	264,826,360	72,771,884	305,709,471
Reinvestment of distributions	73,945,545	292,377,093	64,591,613	271,205,753
Shares reacquired	(1,341,131,460)	(5,335,805,262)	(918,802,573)	(3,859,945,250)
Increase (decrease)	(709,738,209)	$(2,815,401,434)	175,620,250	$739,380,391

Class C Shares
Shares sold	50,330,721	$202,641,707	170,862,416	$722,605,248
Reinvestment of distributions	14,230,438	56,577,940	13,581,225	57,401,321
Shares reacquired	(243,016,760)	(973,738,131)	(231,916,852)	(980,221,549)
Converted to Class A*	(66,409,499)	(264,826,360)	(72,333,411)	(305,709,471)
Decrease	(244,865,100)	$(979,344,844)	(119,806,622)	$(505,924,451)

Notes to Financial Statements (continued)

Short Duration Income Fund	Year Ended November 30, 2022		Year Ended November 30, 2021
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	1,568,855,724	$6,337,768,151	2,967,600,484	$12,461,510,216
Reinvestment of distributions	91,866,479	366,514,517	121,499,361	509,896,090
Shares reacquired	(6,522,252,791)	(26,108,886,894)	(2,242,556,542)	(9,414,956,448)
Increase (decrease)	(4,861,530,588)	$(19,404,604,226)	846,543,303	$3,556,449,858

Class F3 Shares
Shares sold	680,026,268	$2,725,996,746	549,283,667	$2,310,488,236
Reinvestment of distributions	40,420,017	159,685,720	26,834,710	112,837,928
Shares reacquired	(614,627,147)	(2,438,248,185)	(395,770,753)	(1,663,906,113)
Increase	105,819,138	$447,434,281	180,347,624	$759,420,051

Class I Shares
Shares sold	6,901,169,782	$27,454,118,771	1,553,797,745	$6,520,845,375
Reinvestment of distributions	147,751,134	579,429,805	60,833,603	255,234,900
Shares reacquired	(3,288,581,346)	(12,943,262,670)	(953,347,806)	(4,000,174,954)
Increase	3,760,339,570	$15,090,285,906	661,283,542	$2,775,905,321

Class R2 Shares
Shares sold	354,528	$1,418,626	574,518	$2,416,685
Reinvestment of distributions	49,607	195,880	41,829	175,846
Shares reacquired	(1,137,216)	(4,476,566)	(1,550,672)	(6,522,544)
Decrease	(733,081)	$(2,862,060)	(934,325)	$(3,930,013)

Class R3 Shares
Shares sold	16,752,343	$67,016,218	25,752,786	$108,302,140
Reinvestment of distributions	2,563,596	10,127,569	1,967,013	8,269,040
Shares reacquired	(24,449,922)	(97,446,789)	(20,857,093)	(87,663,993)
Increase (decrease)	(5,133,983)	$(20,303,002)	6,862,706	$28,907,187

Class R4 Shares
Shares sold	16,279,331	$65,283,533	17,197,108	$72,362,105
Reinvestment of distributions	949,088	3,749,715	668,051	2,810,370
Shares reacquired	(19,490,244)	(77,319,388)	(17,062,650)	(71,845,588)
Increase (decrease)	(2,261,825)	$(8,286,140)	802,509	$3,326,887

Class R5 Shares
Shares sold	7,366,090	$29,208,887	7,257,964	$30,437,170
Reinvestment of distributions	473,092	1,860,216	378,499	1,587,056
Shares reacquired	(5,964,672)	(23,708,173)	(8,969,330)	(37,622,421)
Increase (decrease)	1,874,510	$7,360,930	(1,332,867)	$(5,598,195)

Class R6 Shares
Shares sold	164,135,242	$650,020,416	93,338,490	$392,028,691
Reinvestment of distributions	7,529,849	29,715,109	5,447,940	22,863,683
Shares reacquired	(139,519,261)	(554,775,455)	(63,662,505)	(267,397,055)
Increase	32,145,830	$124,960,070	35,123,925	$147,495,319

Notes to Financial Statements (continued)

Total Return Fund	Year Ended November 30, 2022		Year Ended November 30, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	14,228,110	$133,168,928	17,942,529	$190,511,422
Converted from Class C*	720,814	6,587,671	398,592	4,220,753
Reinvestment of distributions	4,103,051	38,953,806	4,903,044	52,187,203
Shares reacquired	(31,268,744)	(292,925,092)	(29,791,268)	(316,106,763)
Decrease	(12,216,769)	$(114,214,687)	(6,547,103)	$(69,187,385)

Class C Shares
Shares sold	378,154	$3,549,253	484,118	$5,154,965
Reinvestment of distributions	142,128	1,358,434	235,826	2,512,605
Shares reacquired	(1,545,539)	(14,612,692)	(2,464,392)	(26,094,816)
Converted to Class A*	(721,366)	(6,587,671)	(398,969)	(4,220,753)
Decrease	(1,746,623)	$(16,292,676)	(2,143,417)	$(22,647,999)

Class F Shares
Shares sold	10,394,306	$100,480,992	25,453,059	$270,208,824
Reinvestment of distributions	2,110,774	20,601,043	3,616,161	38,478,269
Shares reacquired	(86,350,774)	(826,335,367)	(21,402,212)	(226,872,160)
Increase (decrease)	(73,845,694)	$(705,253,332)	7,667,008	$81,814,933

Class F3 Shares
Shares sold	16,533,652	$156,710,513	23,684,679	$251,205,279
Reinvestment of distributions	3,269,704	31,013,961	3,332,896	35,474,033
Shares reacquired	(22,715,218)	(214,115,018)	(14,362,053)	(152,180,367)
Increase (decrease)	(2,911,862)	$(26,390,544)	12,655,522	$134,498,945

Class I Shares
Shares sold	66,474,053	$622,399,434	13,995,434	$149,170,987
Reinvestment of distributions	2,223,353	20,683,532	1,572,829	16,766,843
Shares reacquired	(22,853,408)	(209,265,780)	(12,446,700)	(132,132,161)
Increase	45,843,998	$433,817,186	3,121,563	$33,805,669

Class P Shares
Shares sold	4,293	$41,278	16,884	$180,379
Reinvestment of distributions	2,116	20,248	2,398	25,666
Shares reacquired	(14,962)	(142,881)	(12,385)	(132,003)
Increase (decrease)	(8,553)	$(81,355)	6,897	$74,042

Class R2 Shares
Shares sold	12,145	$115,184	43,685	$464,047
Reinvestment of distributions	4,465	42,426	5,821	61,996
Shares reacquired	(47,595)	(464,350)	(118,205)	(1,256,359)
Decrease	(30,985)	$(306,740)	(68,699)	$(730,316)

Class R3 Shares
Shares sold	488,238	$4,650,109	1,126,048	$11,974,725
Reinvestment of distributions	115,568	1,098,695	253,652	2,704,114
Shares reacquired	(1,026,780)	(9,608,266)	(5,620,810)	(59,892,552)
Decrease	(422,974)	$(3,859,462)	(4,241,110)	$(45,213,713)

Notes to Financial Statements (continued)

Total Return Fund	Year Ended November 30, 2022		Year Ended November 30, 2021
Class R4 Shares	Shares	Amount	Shares	Amount
Shares sold	1,078,982	$10,187,678	1,973,453	$20,956,107
Reinvestment of distributions	63,283	601,435	103,214	1,099,091
Shares reacquired	(1,898,691)	(18,141,072)	(3,288,428)	(34,746,885)
Decrease	(756,426)	$(7,351,959)	(1,211,761)	$(12,691,687)

Class R5 Shares
Shares sold	1,308,996	$12,912,920	1,478,286	$15,732,346
Reinvestment of distributions	238,298	2,277,634	364,187	3,880,733
Shares reacquired	(6,480,259)	(57,182,494)	(4,454,550)	(47,430,148)
Decrease	(4,932,965)	$(41,991,940)	(2,612,077)	$(27,817,069)

Class R6 Shares
Shares sold	5,495,944	$52,428,664	6,968,509	$74,053,703
Reinvestment of distributions	833,626	7,918,087	1,084,454	11,550,669
Shares reacquired	(9,342,952)	(88,847,687)	(11,114,907)	(118,063,420)
Decrease	(3,013,382)	$(28,500,936)	(3,061,944)	$(32,459,048)

Ultra Short Bond Fund	Year Ended November 30, 2022		Year Ended November 30, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	201,031,660	$1,996,294,785	607,828,859	$6,097,215,028
Reinvestment of distributions	9,489,914	93,398,466	4,032,930	40,438,554
Shares reacquired	(684,513,149)	(6,767,649,390)	(833,349,467)	(8,358,572,837)
Decrease	(473,991,575)	$(4,677,956,139)	(221,487,678)	$(2,220,919,255)

Class A1 Shares
Shares sold	168,930	$1,675,747	334,126	$3,352,608
Reinvestment of distributions	7,631	75,197	4,258	42,703
Shares reacquired	(1,105,431)	(10,955,420)	(947,144)	(9,501,049)
Decrease	(928,870)	$(9,204,476)	(608,760)	$(6,105,738)

Class F Shares
Shares sold	160,865,643	$1,596,579,072	384,732,142	$3,859,631,760
Reinvestment of distributions	3,159,355	31,160,512	2,276,659	22,832,751
Shares reacquired	(568,248,109)	(5,626,812,931)	(560,204,231)	(5,619,560,382)
Decrease	(404,223,111)	$(3,999,073,347)	(173,195,430)	$(1,737,095,871)

Class F3 Shares
Shares sold	86,723,432	$861,857,028	55,335,031	$555,091,222
Reinvestment of distributions	932,686	9,172,907	187,823	1,883,599
Shares reacquired	(62,099,912)	(613,524,756)	(83,732,448)	(840,043,714)
Increase (decrease)	25,556,206	$257,505,179	(28,209,594)	$(283,068,893)

Class I Shares
Shares sold	573,124,802	$5,656,176,028	89,869,984	$901,322,863
Reinvestment of distributions	4,360,373	42,819,447	576,492	5,780,417
Shares reacquired	(310,913,480)	(3,061,132,979)	(87,241,085)	(875,020,183)
Increase	266,571,695	$2,637,862,496	3,205,391	$32,083,097

Notes to Financial Statements (concluded)

Ultra Short Bond Fund	Year Ended November 30, 2022		Year Ended November 30, 2021
Class R5 Shares	Shares	Amount	Shares	Amount
Shares sold	2,809	$27,469	1,247	$12,497
Reinvestment of distributions	254	2,509	356	3,572
Shares reacquired	(48,874)	(485,552)	(20,468)	(205,335)
Decrease	(45,811)	$(455,574)	(18,865)	$(189,266)

Class R6 Shares
Shares sold	1,947,328	$19,236,213	4,542,848	$45,564,511
Reinvestment of distributions	123,031	1,210,694	42,859	429,776
Shares reacquired	(3,749,329)	(37,042,431)	(2,364,440)	(23,723,592)
Increase (decrease)	(1,678,970)	$(16,595,524)	2,221,267	$22,270,695

*	Automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Lord Abbett Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including schedules of investments, of Lord Abbett Convertible Fund, Lord Abbett Core Fixed Income Fund, Lord Abbett Core Plus Bond Fund, Lord Abbett Corporate Bond Fund, Lord Abbett Floating Rate Fund, Lord Abbett High Yield Fund, Lord Abbett Income Fund, Lord Abbett Inflation Focused Fund, Lord Abbett Short Duration Core Bond Fund, Lord Abbett Short Duration Income Fund, Lord Abbett Total Return Fund, and Lord Abbett Ultra Short Bond Fund, twelve of the funds constituting the Lord Abbett Investment Trust (the “Trust”), as of November 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting the Lord Abbett Investment Trust as of November 30, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
January 25, 2023

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 62 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011 Vice Chair since 2023	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Previously served as director of Anthem, Inc., a health benefits company (1994–2021).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019	Principal Occupation: None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as director of Johnson & Johnson (2005–2022). Previously served as director of Xerox Corporation (2007–2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021	Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present), Virtual Combine (2018–Present), and Mariposa Family Learning Center (2021–Present). Previously served as director of SummerMoon Coffee (2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021	Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine – School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chair since 2017	Principal Occupation: Chair of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as Chair of Crane Co. (since 2020, director since 1998), Director of Alphatec Spine (since 2018), and Director of Exagen Inc. (since 2019). Previously served as director of electroCore, Inc. (2018–2020).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 62 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014-2018).

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014-2021) and Calvert Research & Management (CRM) (2016-2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Jennifer C. Karam (1970)	Vice President and Assistant Secretary	Elected in 2022	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2012.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018-2022) and Assistant General Counsel at Neuberger Berman (2014-2018).

Please call 888–522–2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate received deduction (DRD) and qualified dividend income (QDI) for individual shareholders.

Fund Name	DRD	QDI
Convertible Fund	16%	16%

For foreign shareholders, the percentages below reflect the portion of net investment income distributions that represent interest-related dividends:

Fund Name
Convertible Fund	66%
Core Fixed Income Fund	93%
Core Plus Bond Fund	95%
Corporate Bond Fund	100%
Floating Rate Fund	100%
High Yield Fund	100%
Income Fund	100%
Inflation Focused Fund	92%
Short Duration Core Bond Fund	100%
Short Duration Income Fund	100%
Total Return Fund	92%
Ultra Short Bond Fund	100%

Additionally, of the distributions paid to shareholders during the fiscal year ended November 30, 2022, the following amounts represent capital gains:

Fund Name	Short-Term Capital Gains	Long-Term Capital Gains
Convertible Fund	$88,388,356	$131,835,772
Core Fixed Income	–	7,484,048
Core Plus Bond Fund	–	84,595
Corporate Bond Fund	–	175,812
High Yield Fund	9,655,375	–
Income Fund	2,346,277	50,225,909
Total Return Fund	–	24,256,431

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Investment Trust

Lord Abbett Convertible Fund

Lord Abbett Core Fixed Income Fund

Lord Abbett Core Plus Bond Fund

Lord Abbett Corporate Bond Fund

Lord Abbett Floating Rate Fund

Lord Abbett High Yield Fund

Lord Abbett Income Fund

Lord Abbett Inflation Focused Fund

Lord Abbett Short Duration Core Bond Fund

Lord Abbett Short Duration Income Fund

Lord Abbett Total Return Fund

Lord Abbett Ultra Short Bond Fund

LAIT-2 (01/23)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended November 30, 2022 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 13(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.
The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.
In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended November 30, 2022 and 2021 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:

	2022	2021

Audit Fees {a}	$832,000	$787,500

Audit-Related Fees	- 0 -	- 0 -

Total audit and audit-related fees	832,000	787,500

Tax Fees {b}	- 0 -	98,417

All Other Fees	- 0 -	- 0 -

Total Fees	$832,000	$885,917

{a}	Consists of fees for audits of the Registrant’s annual financial statements.

{b}	Fees for the fiscal year ended November 30, 2022 and 2021 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e)

(1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures.  Such policies and procedures generally provide that the Audit Committee must pre-approve:

	•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

	•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chair, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chair will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended November 30, 2022 and 2021 were:

	Fiscal year ended:

	2022	2021

All Other Fees {a}	$270,000	$220,000

{a}	Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended November 30, 2022 and 2021 were:

	Fiscal year ended:

	2022	2021

All Other Fees	$ - 0 -	$ - 0 -

(h)	The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

(i) Not Applicable.

(j) Not Applicable.

Item 5:	Audit Committee of Listed Registrants.
Not applicable.

Item 6:	Schedule of Investments.
Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT INVESTMENT TRUST

	By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer
Date: January 25, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: January 25, 2023

	By:	/s/ Michael J. Hebert
Michael J. Hebert
Chief Financial Officer and Treasurer

Date: January 25, 2023